UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22132

Exact name of registrant as specified in charter:

Aberdeen Funds

Address of principal executive offices:

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Name and address of agent for service:

Ms. Andrea Melia

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Registrant’s telephone number, including area code: 866-667-9231

Date of fiscal year end: October 31

Date of reporting period: April 30, 2016

Item 1. Reports to Shareholders.

Aberdeen Funds

Equity Series

Semi-Annual Report

April 30, 2016

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Aberdeen Asia-Pacific Smaller Companies Fund

Aberdeen China Opportunities Fund

Aberdeen Emerging Markets Fund

Aberdeen Equity Long-Short Fund

Aberdeen European Equity Fund

Aberdeen Global Equity Fund

Aberdeen Global Natural Resources Fund

Aberdeen International Equity Fund

Aberdeen International Small Cap Fund (formerly, Aberdeen Global Small Cap Fund)

Abderdeen Japanese Equities Fund

Aberdeen Latin American Equity Fund

Aberdeen U.S. Mid Cap Equity Fund

Aberdeen U.S. Multi Cap Equity Fund (formerly, Aberdeen U.S. Equity Fund)

Aberdeen U.S. Small Cap Equity Fund (formerly, Aberdeen Small Cap Fund)

Market Review	Page 1
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Page 3
Aberdeen Asia-Pacific Smaller Companies Fund	Page 9
Aberdeen China Opportunities Fund	Page 16
Aberdeen Emerging Markets Fund	Page 22
Aberdeen Equity Long-Short Fund	Page 28
Aberdeen European Equity Fund	Page 35
Aberdeen Global Equity Fund	Page 41
Aberdeen Global Natural Resources Fund	Page 47
Aberdeen International Equity Fund	Page 54
Aberdeen International Small Cap Fund	Page 60
Aberdeen Japanese Equities Fund	Page 67
Aberdeen Latin American Equity Fund	Page 72
Aberdeen U.S. Mid Cap Equity Fund	Page 78
Aberdeen U.S. Multi Cap Equity Fund	Page 83
Aberdeen U.S. Small Cap Equity Fund	Page 88

Financial Statements	Page 93

Notes to Financial Statements	Page 148

Shareholder Expense Examples	Page 167

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

The performance of the global financial markets varied during the six-month period ended April 30, 2016. There were disparate returns among some of the various regional market indices – even within asset classes. There were several periods of volatility, attributable partly to investors’ concerns regarding the direction of U.S. Federal Reserve (Fed) monetary policy, economic growth in China and the ongoing slump in global oil and commodity prices. However, global equities rallied towards the end of the reporting period amid an upturn in the oil and commodity markets, more clarity on U.S. monetary policy, as well as the European Central Bank’s (ECB’s) introduction of fresh economic stimulus measures.

The Morgan Stanley Capital International (MSCI) World Index, a global equity market benchmark, returned -0.7% for the reporting period. Large-cap U.S. stocks finished in positive territory and outperformed their developed-market peers in Europe and Asia. The U.S. broader-market S&P 500 Index rose 0.4%, versus the -3.9% and -1.3% returns of the FTSE Europe Index and the MSCI All Country (AC) Asia-Pacific Index, respectively, for the period. Emerging markets stocks, as represented by the MSCI Emerging Markets Index, posted a virtually flat return for the period. The strong rebound in commodity prices propelled the S&P Global Natural Resources Index to a gain of 11.3%, with particular strength in the previously beaten-down metals and mining sector.

The U.S. equity market provided mixed performance over the reporting period, with shares of mid- and large-cap companies finishing modestly higher. Small-cap stocks produced negative returns, as their strong performance in March and April 2016 could not offset steep losses earlier in the reporting period. U.S. employment and personal income data were generally upbeat during the period; however, there was a notable slowdown in economic growth despite an increase in consumer spending. On the corporate earnings front, we believe that the persistently low interest rate environment and revised market expectations that the Fed may proceed more cautiously with future rate increases may lead banks to moderate their expectations for earnings later in 2016. In contrast, energy and industrial companies reported first-quarter 2016 results that may signal that their businesses are stabilizing – perhaps even improving in some cases.

Shares of European companies were the weakest global equity performers over the reporting period. In addition to investors’ concerns about global growth and declining oil prices, these stocks were exposed to several negative catalysts unique to the market – most notably the UK’s referendum on European Union (EU) membership and lingering geopolitical worries resulting from the terror attacks in Paris and Brussels. However, equity prices gained ground late in the period, as the ECB’s aggressive monetary easing, including a reduction in its deposit rate to -0.4%, buoyed investor sentiment. The uncertainty surrounding the EU membership referendum and relatively sluggish economic data hindered the performance of UK stocks, which ended the reporting period with a virtually flat return, as measured by the FTSE All Share Index.

Similar to many of their global market peers, Asian equities partially counterbalanced losses earlier in the reporting period with a turnaround in March and April 2016 on investors’ optimism regarding rising oil and commodity prices and global central bank monetary policy. The Bank of Japan’s surprise move to impose negative interest rates also had a positive impact. Market sentiment in India initially waned after the government failed to implement two key reforms – one on land acquisition and the other, a nationwide goods-and-services tax. However, losses subsequently were trimmed after the release of the latest budget, as the government appeared to stay on course with fiscal consolidation and increased its efforts to boost the rural economy. The upturn in commodity prices in the second half of the reporting period also improved the outlook for oil-exporting nations such as Malaysia and helped their market benchmark indices to stage a recovery. The Singapore stock market’s rebound was attributable in part to better-than-expected operating results in the banking sector. Although domestic lenders reported higher loan loss provisions, they made significant efforts to disclose details of their exposure to both China and the commodities market.

Although the MSCI Emerging Markets Index was basically unchanged during the reporting period, this was not indicative of the substantial dichotomy in performance among individual emerging market countries. Weakness in China and India offset notable strength in Brazil and Turkey. A sharp sell-off in Chinese stocks in response to slowing growth and the government’s devaluation of the yuan against the U.S. dollar, along with the continued decline in oil prices, initially triggered bouts of investor risk aversion. However, markets reversed direction and moved higher in the latter half of the reporting period. People’s Bank of China Governor Zhou Xiaochuan subsequently downplayed the continued depreciation of the yuan and refuted speculation of tighter capital controls. Other contributors to the rally included a rebound in commodity prices, as well as the Brazilian Senate’s much-anticipated vote to impeach troubled President Dilma Rousseff amid accusations of fiscal mismanagement and her alleged ties to the ongoing scandal at state-owned oil company Petrobras.

Global fixed-income securities significantly outperformed their equity counterparts in an environment of generally low investor risk appetite over the reporting period. Investment-grade bonds, as measured by the Barclays Global Aggregate Bond Index, gained 6.1%. Although investors questioned the effectiveness of negative interest rates imposed by the central banks in Europe and Japan, they appeared to be encouraged that monetary policy generally remained loose, as Asian central banks continued to reduce interest rates and the Fed adopted a more dovish monetary policy stance. The performance of global high-yield securities lagged that of investment-grade credits over the period, as the asset class has greater exposure to the volatility of commodity prices. The Bank of America Merrill Lynch Global High Yield Constrained Index returned 2.9%, led by emerging markets debt.

Outlook

During the six-month reporting period, we saw significant volatility and strong rallies in certain regions and sectors which do not necessarily reflect a corresponding positive change in fundamentals.

2016 Semi-Annual Report

Market Review (concluded)

We remain mindful of slowing global growth and uncertainty over monetary policymakers’ next steps, particularly in the U.S., where dollar strength weighs on corporate profitability. The risk of acceleration in China’s slowdown, or of a poor policy response to prevent it, also seems critical, in our view. In such an unstable environment, we advocate caution in setting expectations for corporate earnings, but we believe that we are also poised to take advantage of opportunities that market uncertainty creates.

We anticipate that global equities may remain volatile in the near term. Specifically, we believe that investors may return to a more cautious mood, given the highly anticipated Fed meeting in June, followed by the referendum on EU membership in the UK. Many unknowns remain, in our view: investors are wary of the effectiveness of central bank action; governments need to implement more proactive reforms; and there does not appear to be a sustained demand for commodities. We believe that all of these factors raise the specter of a protracted slump in the global financial markets. Notwithstanding the unpredictable climate, we maintain confidence in our equity investment process of bottom-up, fundamental research, choosing stocks of companies that we believe are well-managed market-leaders with efficient operations.

Hugh Young

Managing Director

Aberdeen Asset Management

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Semi-Annual Report 2016

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

The Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Institutional Class shares net of fees) returned -2.07% for the six-month period ended April 30, 2016, versus the -0.34% return of its benchmark, the MSCI All Country (AC) Asia Pacific ex Japan Index, during the same period. For broader comparison, the average return of the Fund’s category of Pacific ex-Japan Funds (comprising 49 funds), as measured by Lipper, Inc., was -0.55% for the period.

Asian equities declined modestly in U.S. dollar terms over the six-month period ended April 30, 2016, with headlines centered on China, commodity prices and the U.S. Federal Reserve’s (Fed’s) monetary policy. China was among the key market laggards, as stock prices moved lower following the liquidity-fueled rally in early 2015. Confidence also waned on a stuttering economy. Regulations, such as the short-lived index circuit-breakers, were implemented in a bid to stem capital outflows, while the central bank devalued the yuan in an effort to help exports. Such actions, however, had the unintended effect of spooking investors, resulting in a bottoming of markets in mid-February 2016. Investor sentiment subsequently improved due to a stabilizing yuan and mainland economy, as well as further monetary policy easing.

The Fed raised its benchmark interest rate in December 2015 – the first increase in nearly a decade. However, other developed economies continued to loosen monetary policy, with the European Central Bank extending stimulus and Japan wading into negative interest-rate territory. Towards the end of the period, the Fed appeared to turn more dovish, triggering U.S. dollar weakness and consequent strength in Southeast Asian currencies. Monetary policymakers across Asia maintained their focus on supporting economic growth. China and India were the most aggressive, while Southeast Asian countries also announced various stimulus packages. Consequently, Southeast Asian markets were among the strongest performers for the reporting period.

The Fund underperformed the benchmark MSCI AC Asia Pacific ex Japan Index over the reporting period. The Fund’s overall positioning in Australia and Hong Kong detracted from performance, while positions in China and Taiwan were the primary contributors. At the stock level, Aitken Spence was the most notable detractor from Fund performance for the period. Shares of the Sri Lankan conglomerate, along with those of other local stocks, sold off following a surprise one-off retrospective tax on 2015 earnings as the government looked to reduce the budget deficit. The Fund’s positions in Standard Chartered Bank and HSBC also had a negative impact on performance. The lenders continued to be weighed down by higher loan loss provisions, a slowing Chinese economy and global economic growth concerns. Despite these uncertainties, they have continued to strengthen their capital positions by reducing riskier assets and streamlining their balance sheets, supported by focused, competent and professional management, in our opinion. Shares of Indian mortgage lender Housing Development Finance Corp. (HDFC) fell along with those of other local financial stocks on investors’ concerns over the lending practices at some public-sector banks. The Fund holds only private-sector banks, which we feel are in far better financial shape than their state-owned counterparts.

Conversely, the Fund’s holding in Singapore property developer City Developments enhanced performance for the reporting period. The company benefited from generally positive quarterly results over the period, as sales and net profits were bolstered by rising rental revenues. It has also been proactive in lifting recurring income and diversifying overseas. Moreover, the national budget was perceived as benign for local developers. Although the Singapore government deemed it premature to remove property market cooling measures, it reiterated its intention of balancing sustainable growth and affordability. The Fund’s position in Siam Cement also performed well over the reporting period. The Thai industrial conglomerate reported largely upbeat operating results as healthy margins in its chemicals division helped offset a decline in cement revenue. The Fund’s performance relative to its benchmark also benefited from the lack of a position in mainland financial stocks, including China Life Insurance, Industrial & Commercial Bank of China, and China Construction Bank Corp., given that the sector was among the worst hit in the mainland market sell-off.

Regarding Fund activity, we initiated holdings in four companies over the reporting period. In Korea, we established new positions in AmorePacific Corp. and Naver Corp. AmorePacific is a leading cosmetics maker with a burgeoning Chinese business and diversified brand portfolio. We purchased the preferred shares, as we believed that they were trading at an attractive discount relative to the ordinary shares. Naver is an Internet company with a dominant market share in the domestic search portal business, while its mobile messaging subsidiary, LINE, is a major regional player in its core markets of Japan, Thailand, Taiwan and Indonesia. Naver maintains a net cash balance sheet and generates good free cash flow, in our view, which enables the company to continue its efforts to enhance its other related businesses. We also initiated positions in Hong Kong Exchanges and Clearing (HKEx), as well as Bank Central Asia (BCA), one of Indonesia’s largest private banks, on valuation grounds. In our view, HKEx has sound growth prospects, and BCA has an impressive track record, conservative management and a well-capitalized balance sheet.

We also subscribed to the Standard Chartered rights issue, given the attractive discount to the then-current share price. We believe that management is taking the right steps to address the bank’s problems and this rights issue may bolster the bank’s capital position, a step that we have been encouraging the bank to undertake.

We exited the Fund’s position in retailer Woolworths, as we believed it had reached its full valuation and faced rising uncertainty in an increasingly tough operating environment. We also took profits from Samsung Electronics by trimming the position after its stock price surged from August lows following news of its multi-billion-dollar share buyback and cancellation plan. While we believe there are potential benefits from capital restructuring, we reduced the Fund’s position in fast-food restaurant operator Yum! Brands in view of the continued uncertainty over the recovery of its China business.

Market momentum in the Asia-Pacific region has waned, mainly because the recent rally was not attributable to any fundamental improvements in the global economy. Much of China’s first-quarter

2016 Semi-Annual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited) (concluded)

2016 gross domestic product (GDP) growth – while hitting the official 6.5-7% target – resulted largely from government stimulus that was accompanied by credit expansion and a pickup in investment activity. Fresh investor concerns over the sustainability of the debt-fueled expansion are resurfacing. Across the region, export volumes – particularly for trade-dependent economies such as Korea, Taiwan and Singapore – remain soft. For example, Thailand has downgraded this year’s GDP forecast in response to lackluster exports. We think that its prospects are further clouded by the divergence in monetary policy. While the Fed looks to tighten policy at a cautious pace, Europe and Japan are generally expected to keep interest rates low or negative for some time, even as the jury is still out on the efficacy of such unconventional policies, in our view. We think that further volatility seems inevitable in the absence of solid fundamental catalysts.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Parts of the Asia-Pacific region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2016

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2016)		Six Month†		1 Yr.		5 Yr.		Inception[1]
Class A2	w/o SC	(2.01%	)	(17.40%	)	(1.47%	)	2.67%
	w/SC3	(7.62%	)	(22.16%	)	(2.62%	)	1.73%
Class C2	w/o SC	(2.47%	)	(18.05%	)	(2.05%	)	2.20%
	w/SC4	(3.42%	)	(18.83%	)	(2.05%	)	2.20%
Class R2,5	w/o SC	(2.15%	)	(17.64%	)	(1.69%	)	3.25%
Institutional Service Class[5]	w/o SC	(1.97%	)	(17.24%	)	(1.32%	)	2.79%
Institutional Class[5]	w/o SC	(2.07%	)	(17.36%	)	(1.30%	)	2.81%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on November 16, 2009.
2	Returns before the first offering of Class A, Class C and Class R (February 28, 2012) are based on the previous performance of the Institutional Class. This performance is substantially similar to what Class A, Class C and Class R would have produced because all classes invest in the same portfolio of securities. Returns for Class A, Class C and Class R shares would only differ to the extent of the differences in expenses of the classes.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.

2016 Semi-Annual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Performance of a $1,000,000 Investment* (as of April 30, 2016)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Asia-Pacific (ex-Japan) Equity Fund, the Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex-Japan Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex Japan Index captures large and mid cap representation across 4 of 5 Developed Markets countries (excluding Japan) and 8 Emerging Markets countries in the Asia Pacific region. With 702 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed Markets countries in the index include: Australia, Hong Kong, New Zealand and Singapore. Emerging Markets countries include: China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2016 (Unaudited)

Asset Allocation
Common Stocks	98.9%
Preferred Stocks	6.0%
Repurchase Agreement	2.7%
Liabilities in excess of other assets	(7.6%)
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of April 30, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Financials	46.7%
Information Technology	12.0%
Materials	11.3%
Industrials	9.6%
Telecommunication Services	9.2%
Consumer Staples	6.5%
Consumer Discretionary	4.9%
Health Care	2.5%
Energy	2.2%
Other	(4.9%)
100.0%

Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	5.4%
Jardine Strategic Holdings Ltd.	4.8%
Oversea-Chinese Banking Corp. Ltd.	4.3%
AIA Group Ltd.	3.9%
Housing Development Finance Corp. Ltd.	3.8%
Singapore Telecommunications Ltd.	3.7%
HSBC Holdings PLC	3.5%
China Mobile Ltd.	3.4%
City Developments Ltd.	3.4%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.4%
Other	60.4%
100.0%

Top Countries
Hong Kong	21.0%
Singapore	20.2%
India	13.5%
Australia	11.4%
Republic of South Korea	8.2%
China	7.2%
Taiwan	5.5%
Indonesia	4.8%
Philippines	4.3%
Malaysia	3.5%
Other	0.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semi-Annual Report 2016

Statement of Investments

April 30, 2016 (Unaudited)

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.9%)
AUSTRALIA (11.4%)
Financials (3.3%)
QBE Insurance Group Ltd. (a)	68,012	$572,432
Health Care (2.5%)
CSL Ltd. (a)	5,392	429,679
Materials (5.6%)
BHP Billiton PLC — London Listing (a)	28,434	388,536
Rio Tinto PLC — London Listing (a)	17,301	580,385
		968,921
		1,971,032
CHINA (7.2%)
Consumer Discretionary (1.0%)
Yum! Brands, Inc.	2,229	177,339
Energy (2.2%)
PetroChina Co. Ltd., H Shares (a)	522,000	381,911
Materials (0.6%)
Anhui Conch Cement Co. Ltd., H Shares (a)	34,500	90,910
Telecommunication Services (3.4%)
China Mobile Ltd. (a)	51,500	591,259
		1,241,419
HONG KONG (21.0%)
Financials (15.4%)
AIA Group Ltd. (a)	114,000	680,783
Hang Lung Group Ltd. (a)	137,000	421,096
Hong Kong Exchanges and Clearing Ltd. (a)	7,800	196,717
HSBC Holdings PLC (a)	89,866	598,196
Swire Pacific Ltd., Class B (a)	292,500	569,544
Swire Properties Ltd. (a)	76,900	200,169
		2,666,505
Industrials (5.6%)
Jardine Strategic Holdings Ltd. (a)	28,700	829,573
MTR Corp. Ltd. (a)	29,319	145,140
		974,713
		3,641,218
INDIA (13.5%)
Consumer Discretionary (1.4%)
Hero MotoCorp Ltd. (a)	5,680	247,958
Consumer Staples (2.0%)
ITC Ltd. (a)	71,000	348,289
Financials (5.1%)
Housing Development Finance Corp. Ltd. (a)	40,199	659,687
ICICI Bank Ltd. (a)	64,500	228,677
		888,364
Information Technology (2.7%)
Infosys Ltd. (a)	10,504	190,786
Tata Consultancy Services Ltd. (a)	6,983	267,118
		457,904
Materials (2.3%)
Grasim Industries Ltd. (a)	6,377	392,321
		2,334,836
INDONESIA (4.8%)
Consumer Discretionary (2.5%)
Astra International Tbk PT (a)	876,900	444,987
Consumer Staples (1.1%)
Unilever Indonesia Tbk PT (a)	58,200	187,449
Financials (1.2%)
Bank Central Asia Tbk PT (a)	206,900	204,189
		836,625
MALAYSIA (3.5%)
Consumer Staples (1.1%)
British American Tobacco Bhd	16,400	192,610
Financials (2.4%)
CIMB Group Holdings Bhd (a)	163,592	195,208
Public Bank Bhd (a)	44,500	212,863
		408,071
		600,681
PHILIPPINES (4.3%)
Financials (4.3%)
Ayala Corp. (a)	26,760	439,501
Bank of the Philippine Islands (a)	158,915	306,587
		746,088
REPUBLIC OF SOUTH KOREA (2.2%)
Consumer Staples (1.7%)
E-Mart Inc. (a)	1,883	302,453
Information Technology (0.5%)
NAVER Corp. (a)	150	88,897
		391,350
SINGAPORE (20.2%)
Financials (12.5%)
City Developments Ltd. (a)	95,200	588,847
DBS Group Holdings Ltd. (a)	41,575	470,258
Oversea-Chinese Banking Corp. Ltd. (a)	114,062	740,957
United Overseas Bank Ltd. (a)	26,435	364,291
		2,164,353
Industrials (4.0%)
Keppel Corp. Ltd., REIT (a)	77,600	310,107
Singapore Technologies Engineering Ltd. (a)	157,100	374,999
		685,106

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

Statement of Investments (concluded)

April 30, 2016 (Unaudited)

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
Telecommunication Services (3.7%)
Singapore Telecommunications Ltd. (a)	225,700	$645,590
		3,495,049
TAIWAN (5.5%)
Information Technology (3.4%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	127,000	583,485
Telecommunication Services (2.1%)
Taiwan Mobile Co. Ltd. (a)	110,100	362,928
		946,413
THAILAND (2.8%)
Materials (2.8%)
Siam Cement PCL, Foreign Shares (a)	35,300	494,463
UNITED KINGDOM (2.5%)
Financials (2.5%)
Standard Chartered PLC (a)	52,786	426,649
Total Common Stocks		17,125,823
PREFERRED STOCKS (6.0%)
REPUBLIC OF SOUTH KOREA (6.0%)
Consumer Staples (0.6%)
Amorepacific Corp., Preferred Shares (a)	490	97,396
Information Technology (5.4%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	1,034	944,341
		1,041,737
Total Preferred Stocks		1,041,737
REPURCHASE AGREEMENT (2.7%)
UNITED STATES (2.7%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.03%, dated 04/29/2016, due 05/02/2016, repurchase price $467,001 collateralized by U.S. Treasury Note, maturing 02/15/2025; total market value of $480,575	$467,000	467,000
Total Repurchase Agreement		467,000
Total Investments (Cost $20,870,629) (b)—107.6%		18,634,560

Liabilities in excess of other assets—(7.6)%		(1,309,894)
Net Assets—100.0%		$17,324,666

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

The Aberdeen Asia-Pacific Smaller Companies Fund (Institutional Class shares net of fees) returned 0.74% for the six-month period ended April 30, 2016, versus the 0.88% return of its benchmark, the MSCI All Country (AC) Asia Pacific ex Japan Small Cap Index, during the same period. For broader comparison, the average return of the Fund’s peer category of Pacific Region Funds (comprising 27 funds), as measured by Lipper, Inc., was -0.56% for the period.

Asian small-cap equities experienced periods of volatility over the six-month period ended April 30, 2016, with headlines centered on China, commodity prices and the U.S. Federal Reserve’s (Fed’s) monetary policy. China was among the key market laggards, as stock prices moved lower following the liquidity-fueled rally in early 2015. Confidence also waned on a stuttering economy. Regulations, such as the short-lived index circuit-breakers, were implemented in a bid to stem capital outflows, while the central bank devalued the yuan in an effort to help exports. Such actions, however, had the unintended effect of spooking investors, resulting in a bottoming of markets in mid-February 2016. Investor sentiment subsequently improved due to a stabilizing yuan and mainland economy, as well as further monetary policy easing.

Slowing economic growth in China also hurt what had previously seemed an insatiable global appetite for natural resources. Oil prices fell steeply to below US$30 a barrel in early February 2016, while oil supply continued to grow. Commodity price weakness, along with global growth worries, resulted in a volatile start to 2016 for the Asian equity markets, but they subsequently recovered following signs of stability across emerging economies. Malaysia, which was one of the worst-performing markets in the 2015 calendar year, saw a significant rebound, as the country is a net exporter of resources.

The Fed raised its benchmark interest rate in December 2015 – the first increase in nearly a decade. However, other developed economies continued to loosen monetary policy, with the European Central Bank extending stimulus and the Bank of Japan wading into negative interest-rate territory. Towards the end of the period, the Fed appeared to turn more dovish, triggering U.S. dollar weakness and consequent strength in Southeast Asian currencies. Monetary policymakers across Asia maintained their focus on supporting economic growth. China and India were the most aggressive, while Association of Southeast Asian Nations (ASEAN) policymakers also announced various stimulus packages. Consequently, ASEAN markets were among the strongest performers for the reporting period.

The Fund’s position in Multi Bintang Indonesia contributed significantly to performance over the reporting period, as its share price rose in reaction to management’s efforts to expand the beverage business and add new products to its portfolio. The company’s most recent operating results indicated improved profitability, while cash-generation further strengthened its balance sheet. Fund performance also benefited from the holding in Hong Kong-based Dah Sing Financial, which again was the focus of merger-and-acquisition speculation relating to its life insurance business. Another solid performer among Fund holdings was Thailand’s Tisco Financial Group, which reported steady quarterly results over the period attributable to healthy net interest margins and fee income, along with improvements in asset quality.

Conversely, Korea’s BNK Financial Group was the biggest detractor from Fund performance for the reporting period, as the company posted generally lower-than-expected earnings due to higher loan loss provisions and lower non-interest income, with its full-year 2015 results missing our forecasts. Furthermore, BNK Financial had undertaken a discounted rights issue in an effort to improve its capital base. The position in Pacific Basin Shipping, a dry-bulk carrier company, also weighed on Fund performance. The company reported relatively weak operating results over the reporting period amid a challenging environment with lower-than-expected freight rates and an oversupplied market. However, it has experience in managing business cycles and has been strengthening its balance sheet with non-core asset disposals. Finally, the holding in Bank Permata detracted from Fund performance as the Indonesian mid-sized lender was hampered by rising asset impairments. The bank’s share price came under further pressure after it announced a rights issue in a bid to bolster capital. However, this was mitigated by a rise in the share price following takeover rumors towards the end of the reporting period.

During the reporting period, we initiated a position in Tong Ren Tang Technologies, which produces traditional Chinese medicine for the Tong Ren Tang Group. We believe that the company has a strong and growing portfolio, and we have confidence in management’s ability to diversify the revenue mix. Conversely, we exited the position in postal and logistics services provider Singapore Post on corporate governance grounds, but we will revisit the stock once there is more clarity on its board changes. We exited several other positions as we believed that these companies had either expensive valuations or deteriorating business prospects, including Hong Kong exchange-listed Green Dragon Gas; Greka Engineering & Technology; Hong Kong Aircraft Engineering; Singapore-based Hong Leong Finance; postal and logistics services provider Pos Malaysia; and Indian IT services provider Tata Consultancy Services.

Looking ahead, market momentum in the Asia-Pacific region has waned, mainly because the recent rally was not attributable to any fundamental improvements in the global economy. Much of China’s first-quarter 2016 gross domestic product (GDP) growth – while hitting the official 6.5-7% target – resulted largely from government stimulus that was accompanied by credit expansion and a pickup in investment activity. Fresh investor concerns over the sustainability of the debt-fueled expansion are resurfacing. Across the region, export volumes – particularly for trade-dependent economies such as Korea, Taiwan and Singapore – remain soft. For example, Thailand has downgraded this year’s GDP forecast in response to lackluster exports. Prospects are further clouded by the divergence in monetary policy. While the Fed looks to tighten policy at a cautious pace, Europe and Japan are generally expected to keep interest rates low or negative for some time, even as the jury is still out on the efficacy of such unconventional policies, in our view. We think that further volatility seems inevitable in the absence of solid fundamental catalysts.

2016 Semi-Annual Report

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Parts of the Asia-Pacific region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2016

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2016)		Six Month†	1 Yr.		Inception[1]
Class A	w/o SC	0.49%	(13.20%	)	0.96%
	w/SC2	(5.26%)	(18.21%	)	(0.27%	)
Class C	w/o SC	0.17%	(13.75%	)	0.26%
	w/SC3	(0.82%)	(14.59%	)	0.26%
Class R4	w/o SC	0.47%	(13.19%	)	0.66%
Institutional Service Class[4]	w/o SC	0.73%	(12.91%	)	1.49%
Institutional Class[4]	w/o SC	0.74%	(12.77%	)	1.29%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on June 28, 2011.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

2016 Semi-Annual Report

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2016)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Asia-Pacific Smaller Companies Fund, Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex-Japan Small Cap Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex Japan Small Cap Index captures small cap representation across 4 of 5 Developed Markets countries (excluding Japan) and 8 Emerging Markets countries in the Asia Pacific region. With 1,897 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. Developed Markets countries in the index include: Australia, Hong Kong, New Zealand and Singapore. Emerging Markets countries include: China, India, Indonesia, Korea, Malaysia, the Philippines, Taiwan and Thailand.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2016 (Unaudited)

Asset Allocation
Common Stocks	96.3%
Warrants	—%
Other assets in excess of liabilities	3.7%
100.0%

Amounts listed as “—” are 0% or round to 0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of April 30, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Financials	27.7%
Consumer Discretionary	21.2%
Industrials	13.0%
Consumer Staples	9.8%
Materials	9.6%
Health Care	6.5%
Information Technology	4.9%
Utilities	2.3%
Telecommunication Services	1.3%
Other	3.7%
100.0%
Top Holdings
Millennium & Copthorne Hotels PLC	3.3%
Dah Sing Financial Holdings Ltd.	3.2%
Oriental Holdings Bhd	2.7%
Bukit Sembawang Estates Ltd.	2.7%
Aeon Co. (M) Bhd	2.7%
Multi Bintang Indonesia Tbk PT	2.3%
United Plantations Bhd	2.2%
Siam City Cement PCL, Foreign Shares	2.1%
Kerry Logistics Network Ltd.	2.0%
Wheelock Properties (Singapore) Ltd.	2.0%
Other	74.8%
100.0%

Top Countries
Malaysia	15.2%
Indonesia	14.5%
Singapore	13.8%
Hong Kong	12.0%
India	9.2%
Thailand	8.8%
Republic of South Korea	5.6%
Philippines	4.2%
China	4.1%
United Kingdom	3.3%
Other	9.3%
100.0%

Semi-Annual Report 2016

Statement of Investments

April 30, 2016 (Unaudited)

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.3%)
AUSTRALIA (2.2%)
Consumer Discretionary (0.5%)
ARB Corp. Ltd. (a)	1,111	$13,558
Financials (0.6%)
Shopping Centres Australasia Property Group, REIT (a)	10,750	19,054
Industrials (1.1%)
Cabcharge Australia Ltd. (a)	14,316	34,865
		67,477
CHINA (4.1%)
Financials (1.7%)
Yanlord Land Group Ltd. (a)	60,000	53,913
Health Care (0.9%)
Tong Ren Tang Technologies Co. Ltd., H Shares (a)	19,000	29,814
Materials (0.8%)
Yingde Gases Group Co. Ltd. (a)	63,500	23,721
Utilities (0.7%)
Towngas China Co. Ltd. (a)(b)	40,000	20,696
		128,144
HONG KONG (12.0%)
Consumer Discretionary (3.3%)
Giordano International Ltd. (a)	116,000	52,405
Hongkong & Shanghai Hotels Ltd. (The) (a)	26,140	31,151
Texwinca Holdings Ltd. (a)	18,000	17,504
		101,060
Consumer Staples (1.2%)
Convenience Retail Asia Ltd. (a)	84,000	36,878
Financials (4.6%)
Aeon Credit Service (Asia) Co. Ltd. (a)	24,000	16,081
Dah Sing Financial Holdings Ltd. (a)	14,538	99,349
Public Financial Holdings Ltd. (a)	56,000	25,597
		141,027
Industrials (2.5%)
Kerry Logistics Network Ltd. (a)	44,500	62,760
Pacific Basin Shipping Ltd. (a)(b)	92,000	15,502
		78,262
Telecommunication Services (0.4%)
Asia Satellite Telecommunications Holdings Ltd.	10,000	14,129
		371,356
INDIA (9.2%)
Health Care (2.8%)
Piramal Enterprises Ltd.	2,105	38,241
Sanofi India Ltd.	723	48,085
		86,326
Industrials (1.9%)
Container Corp. of India (a)	2,850	58,077
Information Technology (0.9%)
MphasiS Ltd. (a)	3,761	27,429
Materials (3.0%)
Castrol (India) Ltd. (a)	5,085	30,248
Kansai Nerolac Paints Ltd. (a)	5,641	24,286
Ramco Cements Ltd. (The) (a)	5,831	39,582
		94,116
Utilities (0.6%)
Gujarat Gas Ltd. (a)	2,520	20,235
		286,183
INDONESIA (14.5%)
Consumer Discretionary (2.8%)
Ace Hardware Indonesia Tbk PT (a)	571,400	39,980
Astra Otoparts Tbk PT (a)	305,100	45,912
		85,892
Consumer Staples (5.8%)
Delfi Ltd.	31,000	57,051
M.P. Evans Group PLC	8,090	51,538
Multi Bintang Indonesia Tbk PT (a)	89,000	72,450
		181,039
Financials (2.3%)
Bank OCBC NISP Tbk PT (b)	367,895	36,265
Bank Permata Tbk PT (a)	499,061	34,006
		70,271
Industrials (1.7%)
AKR Corporindo Tbk PT (a)	109,200	53,642
Materials (1.0%)
Holcim Indonesia Tbk PT (a)	382,700	29,979
Telecommunication Services (0.9%)
XL Axiata Tbk PT (a)(b)	102,000	27,181
		448,004
MALAYSIA (15.2%)
Consumer Discretionary (7.0%)
Aeon Co. (M) Bhd (a)	114,500	82,583
Oriental Holdings Bhd	47,500	84,506
Panasonic Manufacturing Malaysia Bhd (a)	3,900	28,534
Shangri-La Hotels Malaysia Bhd	15,400	22,431
		218,054
Consumer Staples (2.8%)
United Malacca Bhd	12,000	18,308
United Plantations Bhd	9,900	67,918
		86,226

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

Statement of Investments (continued)

April 30, 2016 (Unaudited)

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
Financials (3.1%)
Alliance Financial Group Bhd (a)	45,400	$46,485
SP Setia Bhd	43,234	35,636
YNH Property Bhd (a)(b)	26,947	13,573
		95,694
Materials (2.3%)
Batu Kawan Bhd (a)	4,300	19,798
Tasek Corp. Bhd (a)	12,900	51,496
		71,294
		471,268
NETHERLANDS (1.0%)
Information Technology (1.0%)
ASM International NV (a)	720	29,410
PHILIPPINES (4.2%)
Consumer Discretionary (0.7%)
Jollibee Foods Corp. (a)	4,820	23,579
Financials (1.0%)
Cebu Holdings, Inc. (a)	290,500	31,569
Industrials (1.5%)
Asian Terminals, Inc.	184,200	45,493
Utilities (1.0%)
Manila Water Co., Inc. (a)	51,400	30,457
		131,098
REPUBLIC OF SOUTH KOREA (5.6%)
Consumer Discretionary (1.8%)
Shinsegae Co. Ltd. (a)	299	55,287
Financials (3.8%)
BNK Financial Group, Inc. (a)	7,039	57,249
DGB Financial Group, Inc. (a)	7,397	59,389
		116,638
		171,925
SINGAPORE (13.8%)
Financials (7.6%)
Bukit Sembawang Estates Ltd. (a)	25,300	83,593
CDL Hospitality Trusts, REIT (a)	26,000	26,945
Far East Hospitality Trust, REIT (a)	65,500	32,377
Wheelock Properties (Singapore) Ltd. (a)	54,300	62,668
Yoma Strategic Holdings Ltd. (a)(b)	71,333	28,521
		234,104
Health Care (2.0%)
Raffles Medical Group Ltd. (a)	17,429	60,835
Industrials (2.1%)
ComfortDelGro Corp. Ltd. (a)	15,600	33,435
SATS Ltd. (a)	10,500	31,975
		65,410
Information Technology (1.7%)
Venture Corp. Ltd. (a)	8,300	51,614
Materials (0.4%)
Straits Trading Co. Ltd.	9,500	14,411
		426,374
SRI LANKA (2.4%)
Financials (0.2%)
Commercial Bank of Ceylon PLC (a)	7,854	7,015
Industrials (2.2%)
Aitken Spence & Co. PLC	22,381	12,396
John Keells Holdings PLC	50,916	54,136
		66,532
		73,547
THAILAND (8.8%)
Consumer Discretionary (1.8%)
BEC World PCL, Foreign Shares (a)	39,400	29,274
Minor International PCL, Foreign Shares (a)	25,200	26,280
		55,554
Financials (2.8%)
AEON Thana Sinsap Thailand PCL, NVDR (a)	16,700	45,419
Tisco Financial Group PCL, Foreign Shares (a)	34,300	42,663
		88,082
Health Care (0.8%)
Bumrungrad Hospital PCL, Foreign Shares (a)	4,100	23,793
Information Technology (1.3%)
Hana Microelectronics PCL, Foreign Shares (a)	43,200	41,044
Materials (2.1%)
Siam City Cement PCL, Foreign Shares (a)	6,900	63,931
		272,404
UNITED KINGDOM (3.3%)
Consumer Discretionary (3.3%)
Millennium & Copthorne Hotels PLC	15,090	101,557
Total Common Stocks		2,978,747
WARRANTS (0.0%)
SRI LANKA (0.0%)
Industrials (0.0%)
John Keells Holdings PLC, expires 11/11/16 (b)	8,644	827
Total Warrants		827
Total Investments (Cost $3,274,906) (c)—96.3%		2,979,574

Other assets in excess of liabilities—3.7%		114,542
Net Assets—100.0%		$3,094,116

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Statement of Investments (concluded)

April 30, 2016 (Unaudited)

Aberdeen Asia-Pacific Smaller Companies Fund

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

Aberdeen China Opportunities Fund (Unaudited)

The Aberdeen China Opportunities Fund (Institutional Class shares net of fees) returned -3.72% for the six-month period ended April 30, 2016, versus the -7.25% return of its benchmark, the MSCI Zhong Hua Index, during the same period. For broader comparison, the average return of the Fund’s peer category of China Region Funds (comprising 48 funds), as measured by Lipper, Inc., was -7.69% for the period.

China’s A-shares led the market decline in Hong Kong and the mainland over the six-month period ended April 30, 2016. The period started with fresh central bank monetary policies, positive economic growth data and interest-rate cuts amid Beijing’s 13th five-year plan* to rebalance and reinvigorate a decelerating economy. The U.S. Federal Reserve’s (Fed’s) well-telegraphed interest-rate hike in December 2015 also removed some uncertainty from the market. Mainland markets subsequently experienced a rocky start to 2016, attributable to a volatile yuan, weakening gross domestic product (GDP) growth, a slew of monetary policy gaffes and a steep drop in oil prices. This had a spillover impact on Hong Kong’s stocks and currency, while interbank rates spiked. Stock markets bottomed in mid-February 2016, as investors fretted over the impact of negative interest rates on banks. Towards the end of the reporting period, investor sentiment improved on the back of a stabilizing yuan and mainland economy, a cut to lenders’ reserve requirement ratios, as well as a bounce in commodity prices. Investor risk appetite was further whetted by the Fed’s seemingly dovish policy comments, while Premier Li Keqiang struck a confident tone on economic targets at the National People’s Congress. Latest mainland data also indicated that Beijing’s policy stimulus was gaining traction but also causing greater indebtedness, as bank lending and aggregate financing spiked. After a slow start to the year, the economy appeared to stabilize, with first-quarter 2016 GDP growth of 6.7% still within Beijing’s target of 6.5-7%.

The largest contributor to Fund performance at the stock level for the reporting period was China Vanke, as its share price rose sharply on the back of a potential hostile takeover by privately held Baoneng Group. The property developer suspended trading of its shares on the Hong Kong and Shenzhen exchanges on December 18, 2015, because of a material asset restructuring. This was viewed as a defense against Baoneng’s attempt to raise its stake in China Vanke. The company’s Hong Kong exchange-listed shares have resumed trading, while the Shenzhen-listed shares, which the Fund holds, remain suspended. We are monitoring developments, given limited clarity on the restructuring. During the reporting period, China Vanke posted generally positive results, aided by stable profit margins. Separately, the company signed a preliminary deal to acquire Shenzhen Metro Group’s property projects, mostly above metro stations. China Vanke plans to fund these purchases through new share issues.

The Fund’s holding in hospitality management company Shangri-La Asia also contributed significantly to performance, as its stock price moved higher after it had become undervalued. Investor sentiment in the interest rate-sensitive sector was further lifted by Chinese insurers’ growing appetite for alternative assets, primarily in the hotel and property sector, diminishing expectations of U.S. interest-rate hikes and signs of a stabilizing Chinese economy. The position in railway operator MTR Corp. also bolstered Fund performance, as its recurring profits were underpinned by improving transportation revenues and higher rental income from duty-free shops at its stations. The company also received the Hong Kong government’s approval for an additional HK$19.6 billion (approximately US$2.5 billion) to fund an express rail link to Guangzhou, removing significant financing uncertainty and resulting in a special dividend to be paid in two tranches over the next two years.

Conversely, the lack of exposure to China’s Internet sector, including Tencent, weighed on Fund performance for the reporting period. We are uncomfortable with Tencent’s corporate structure. As Chinese law restricts foreign ownership of companies in certain industries, offshore-listed companies, such as Tencent, use variable interest entities (VIEs) to operate and control businesses in these industries. Operating licenses, and in some cases, operating assets, are held by a VIE that is indirectly owned by foreign shareholders. Nonetheless, although the Fund does not hold Tencent, we have followed the group, conducted extensive diligence on its corporate structure, and engaged with management on these issues. While we are uncomfortable with the VIE structure, we understand why it exists, we believe that management has executed well on its strategy, and we are encouraged by management’s track record in fair treatment of minority shareholders. This partially mitigates our concerns around the group and its corporate structure.

Another key detractor from Fund performance for the reporting period was the holding in Global Brands Group, as the apparel and lifestyle products company was hurt by investors’ concerns over the U.S. consumer recovery. Nonetheless, we feel that the company’s exposure to the retail market tends to be more defensive, given its sizeable business in the children’s apparel segment. The Fund’s position in Pacific Basin Shipping, a dry-bulk carrier, also hindered performance for the period, as the company reported relatively weak operating results amid a challenging environment with lower-than-expected freight rates and an oversupplied market. However, the company has experience in managing business cycles and has been strengthening its balance sheet with non-core asset disposals.

During the reporting period, we initiated a position in CSPC Pharmaceutical Group. We like its drug portfolio and robust product pipeline, and we believe that the company is well-positioned to benefit from a diversified revenue base. We also established a new holding in Shanghai International Airport, which provides a broad range of services at the Shanghai Pudong International Airport, the busiest airport in mainland China. We exited the position in China Merchants Bank’s A-shares and bought the lender’s H-shares, as the latter are trading at a significant discount to the A-shares. We also subscribed to Standard Chartered’s rights issue, as we believed that it offered an attractive discount to the then-current share price.

Generally improving data, which had added a veneer of economic stability in the Chinese market, proved short-lived. Since then,

*	The five-year plan is a series of social and economic development initiatives of the government of China. The current plan encompasses the period of 2016 to 2020.

Semi-Annual Report 2016

Aberdeen China Opportunities Fund (Unaudited) (concluded)

manufacturing and services activity has weakened. Exports are languishing, with few signs of relief in sight, given the subdued external demand. Imports of commodities and manufactured products are down sharply, underscoring the fragile domestic recovery. The property sector could slow, in our opinion, as recent efforts to reduce systemic risk start to weigh more heavily on investor sentiment and sales. Given this backdrop, we think that growth support will have to emanate from more accommodative monetary policy and further fiscal expansion. The Chinese government has already indicated that it would invest an additional 700 billion yuan (roughly US$107 billion) in transportation infrastructure over three years. However, stimulus efforts can only do so much, in our view. It is difficult for us to discuss a more sustained recovery when the global economy is still struggling to gain traction. More importantly, we think that structural reforms, particularly of inefficient state-owned enterprises, will be the key to advancing the challenging transition to a consumption-driven economy. In our opinion, short-term pains may be a price worth paying, especially if the benefits are stronger companies, healthier stock markets and more sustainable economic growth over the longer term.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in China and Hong Kong subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2016 Semi-Annual Report

Aberdeen China Opportunities Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2016)		Six Month†		1 Yr.		5 Yr.		10 Yr.
Class A	w/o SC	(3.85%	)	(19.94%	)	(3.24%	)	5.49%
	w/SC2	(9.35%	)	(24.55%	)	(4.39%	)	4.87%
Class C	w/o SC	(4.17%	)	(20.57%	)	(3.96%	)	4.72%
	w/SC3	(5.13%	)	(21.36%	)	(3.96%	)	4.72%
Class R4	w/o SC	(4.07%	)	(3.62%	)	(16.84%	)	5.15%
Institutional Service Class[4]	w/o SC	(3.72%	)	(3.00%	)	(14.15%	)	5.76%
Institutional Class[4]	w/o SC	(3.72%	)	(3.01%	)	(14.19%	)	5.74%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Semi-Annual Report 2016

Aberdeen China Opportunities Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2016)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2016. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Zhong Hua Index is a composite index that comprises the MSCI China and MSCI Hong Kong Index. The index captures large and mid cap representation across all China securities (B shares, H shares, Red Chips, P Chips and foreign listed shares) as well as Hong Kong securities.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2016 (Unaudited)

Asset Allocation
Common Stocks	95.1%
Repurchase Agreement	2.7%
Other assets in excess of liabilities	2.2%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of April 30, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Financials	33.9%
Industrials	19.2%
Consumer Discretionary	16.4%
Energy	6.1%
Telecommunication Services	5.2%
Health Care	3.5%
Consumer Staples	3.5%
Information Technology	2.9%
Materials	2.8%
Utilities	1.6%
Other	4.9%
100.0%

Top Holdings*
AIA Group Ltd.	6.2%
Jardine Strategic Holdings Ltd.	5.3%
MTR Corp. Ltd.	5.1%
HSBC Holdings PLC	4.4%
Swire Pacific Ltd., Class B	4.4%
China Mobile Ltd.	4.0%
China Vanke Co. Ltd., A Shares	3.9%
Shangri-La Asia Ltd.	3.0%
Hang Lung Group Ltd.	2.8%
Kerry Logistics Network Ltd.	2.7%
Other	58.2%
100.0%

Top Countries
Hong Kong	63.2%
China	31.9%
United States	2.7%
Other	2.2%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2016 Semi-Annual Report

Statement of Investments

April 30, 2016 (Unaudited)

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (95.1%)
CHINA (31.9%)
Consumer Discretionary (3.5%)
Fuyao Glass Industry Group Co. Ltd., H Shares (a)(b)(c)	154,800	$348,920
Yum! Brands, Inc.	2,074	165,007
		513,927
Energy (6.1%)
CNOOC Ltd. (b)	235,000	290,300
Green Dragon Gas Ltd. (a)	53,811	208,359
Greka Drilling Ltd. (a)	225,000	15,616
Greka Engineering & Technology Ltd. (a)	174,000	2,288
PetroChina Co. Ltd., H Shares (b)	536,000	392,154
		908,717
Financials (7.4%)
China Merchants Bank Co. Ltd., H Shares (b)(d)	145,000	318,013
China Vanke Co. Ltd., A Shares (d)	183,000	585,307
Yanlord Land Group Ltd. (b)	220,600	198,221
		1,101,541
Health Care (3.5%)
CSPC Pharmaceutical Group Ltd. (b)	226,000	199,991
Tong Ren Tang Technologies Co. Ltd., H Shares (b)	208,000	326,380
		526,371
Industrials (3.7%)
China Conch Venture Holdings Ltd. (b)	182,000	369,183
Shanghai International Airport Co. Ltd., A Shares (b)	42,000	175,876
		545,059
Information Technology (1.8%)
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (b)(d)	57,500	268,929
Materials (1.9%)
Huaxin Cement Co. Ltd., B Shares (b)	107,240	73,855
Yingde Gases Group Co. Ltd. (b)	573,000	214,053
		287,908
Telecommunication Services (4.0%)
China Mobile Ltd. (b)	52,000	597,000
		4,749,452
HONG KONG (63.2%)
Consumer Discretionary (12.9%)
AEON Stores (Hong Kong) Co. Ltd. (b)	286,500	250,913
Giordano International Ltd. (b)	672,000	303,588
Global Brands Group Holding Ltd. (a)(b)	1,584,380	187,323
Hongkong & Shanghai Hotels Ltd. (The) (b)	246,624	293,895
Samsonite International SA (b)	86,900	278,917
Shangri-La Asia Ltd. (b)	370,000	452,485
Texwinca Holdings Ltd. (b)	160,000	155,594
		1,922,715
Consumer Staples (3.5%)
Convenience Retail Asia Ltd. (b)	388,000	170,339
Dairy Farm International Holdings Ltd. (b)	49,700	342,705
		513,044
Financials (26.5%)
AIA Group Ltd. (b)	155,800	930,404
Dah Sing Banking Group Ltd. (b)	170,240	303,746
Hang Lung Group Ltd. (b)	135,000	414,949
Hang Lung Properties Ltd. (b)	20,000	39,824
Hong Kong Exchanges and Clearing Ltd. (b)	9,827	247,838
HSBC Holdings PLC (b)	99,719	663,782
Standard Chartered PLC (HK Listing) (b)	39,548	322,786
Swire Pacific Ltd., Class A (b)	2,000	21,684
Swire Pacific Ltd., Class B (b)	335,000	652,298
Swire Properties Ltd. (b)	135,800	353,485
		3,950,796
Industrials (15.5%)
Hong Kong Aircraft Engineering Co. Ltd. (b)	27,200	176,903
Jardine Strategic Holdings Ltd. (b)	27,400	791,996
Kerry Logistics Network Ltd. (b)	283,000	399,124
MTR Corp. Ltd. (b)	151,844	751,682
Pacific Basin Shipping Ltd. (a)(b)	1,086,000	182,992
		2,302,697
Information Technology (1.1%)
ASM Pacific Technology Ltd. (b)	23,600	169,609
Materials (0.9%)
Hung Hing Printing Group Ltd. (b)	1,088,000	135,258
Telecommunication Services (1.2%)
Asia Satellite Telecommunications Holdings Ltd.	127,500	180,149
Utilities (1.6%)
Hong Kong & China Gas Co. Ltd. (b)	124,890	232,481
		9,406,749
Total Common Stocks		14,156,201
REPURCHASE AGREEMENT (2.7%)
UNITED STATES (2.7%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.03%, dated 04/29/2016, due 05/02/2016, repurchase price $395,001 collateralized by U.S. Treasury Note, maturing 02/15/2025; total market value of $403,888	$395,000	395,000
Total Repurchase Agreement		395,000
Total Investments (Cost $17,987,966) (e)—97.8%		14,551,201

Other assets in excess of liabilities—2.2%		334,379
Net Assets—100.0%		$14,885,580

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Statement of Investments (concluded)

April 30, 2016 (Unaudited)

Aberdeen China Opportunities Fund

(a)	Non-income producing security.
(b)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through a qualified foreign institutional investor license.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

Aberdeen Emerging Markets Fund (Unaudited)

The Aberdeen Emerging Markets Fund (Institutional Class shares net of fees) returned 3.72% for the six-month period ended April 30, 2016, versus the -0.01% return of its benchmark, the MSCI Emerging Markets (EM) Index, during the same period. For broader comparison, the average return of the Fund’s peer category of Emerging Markets Funds (comprising 360 funds), as measured by Lipper, Inc., was -0.20% for the period.

EM equities posted a virtually flat return over the six-month period ended April 30, 2016. Investor sentiment initially was buoyed by prospects for continued monetary stimulus, particularly in Europe and China, but gains were soon reversed by the rout in crude oil prices. When the U.S. Federal Reserve (Fed) finally raised its benchmark interest rate in December 2015, the global equity markets’ reaction was muted; the impact had already largely been priced in. At the beginning of 2016, a sharp sell-off in Chinese shares and the continued slump in oil prices triggered a renewed bout of investor risk aversion. However, the Bank of Japan’s surprise move to impose negative interest rates and a rebound in commodity prices prompted a comeback. The Fed’s seemingly dovish comments raised hopes for a more gradual pace of rate hikes for the remainder of the 2016 calendar year, while the European Central Bank’s bolder-than-expected monetary policy easing further supported positive investor sentiment.

The primary contributors to Fund performance at the stock level for the reporting period included Brazilian holdings Banco Bradesco and mall operator Multiplan. Shares of the companies rose amid a rally in the Brazilian market, buoyed by the growing likelihood of President Dilma Rousseff’s impeachment and hopes of possible reforms. The Brazilian Senate subsequently voted to impeach Rousseff and suspended her from the presidency on May 12, 2016, amid accusations that she lied about the country’s fiscal condition. The position in Indonesia’s Astra International also enhanced Fund performance, as its shares gained ground on the promising pace of reforms and further monetary easing in the country.

Conversely, the Fund’s holding in Hong Kong-based property developer Hang Lung Group detracted from performance for the reporting period on growing investor concerns over its exposure to China. The position in Standard Chartered hindered Fund performance as the lender continued to be weighed down by higher loan loss provisions, a slowing Chinese economy and global economic growth concerns. This was compounded by the uncertainty created by the Bank of Japan’s imposition of negative interest rates in its latest attempt to boost spending. Despite these uncertainties, Standard Chartered has continued to strengthen its capital position by reducing exposure to riskier assets and streamlining its balance sheet, supported by focused and competent management, in our opinion. Finally, the Fund’s holding in Housing Development Finance Corporation (HDFC) was a detractor from performance, as the Indian lender was hampered by soft economic data and contagion fears from the reputed poor lending practices of state banks.

Over the reporting period, we initiated a holding in Hong Kong Exchanges and Clearing, as we believe that it has good growth prospects. We also switched from Banco Bradesco’s ordinary shares to preferred shares in an effort to capitalize on the widening discount between the stock prices. Additionally, we added to several positions that we believed had attractive valuations: Poland-based Bank Pekao, Brasil Foods, HDFC, Russian retailer Magnit, and two cement-makers, Indonesia’s Indocement and Thailand’s Siam Cement.

In contrast, we exited the position in South32, which the Fund had previously received from its spin-off from global miner BHP Billiton, as the stock rallied on better-than-expected operating results. We also trimmed the holdings in Brazil’s Banco Bradesco, Hungary-based pharmaceutical firm Gedeon Richter, India-based Hero MotoCorp, Russian oil company Lukoil, brewer SABMiller, Brazilian fuel distribution and chemical company Ultrapar, and Brazilian miner Vale following periods of relatively strong share price performance.

In our view, despite the recent recovery in emerging stock markets, there is little evidence to suggest that their economies are out of the woods yet. Amid subdued global growth, we think that persistent headwinds such as China’s slowdown may continue to sap investors’ optimism. In the absence of major fundamental catalysts and much-needed fiscal spending, accommodative monetary policies can only go so far in sustaining sentiment, in our opinion. However, we are more encouraged by developments at the corporate level. Despite the challenging operating environment, the Fund’s holdings generally are focusing on improving efficiency and strengthening their balance sheets. We believe that this may enable them to navigate tough times ahead and deliver long-term growth.

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Semi-Annual Report 2016

Aberdeen Emerging Markets Fund (Unaudited) (concluded)

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2016 Semi-Annual Report

Aberdeen Emerging Markets Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2016)		Six Month†		1 Yr.		5 Yr.		Inception[1,2]
Class A3	w/o SC	3.51%		(10.94%	)	(1.57%	)	4.76%
	w/SC4	(2.47%	)	(16.04%	)	(2.73%	)	4.07%
Class C3	w/o SC	3.18%		(11.49%	)	(2.08%	)	4.45%
	w/SC5	2.18%		(12.36%	)	(2.08%	)	4.45%
Class R3,6	w/o SC	3.25%		(11.30%	)	(1.84%	)	4.60%
Institutional Service Class[6,7]	w/o SC	3.63%		(10.77%	)	(1.57%	)	4.77%
Institutional Class[6]	w/o SC	3.72%		(10.63%	)	(1.32%	)	4.91%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to November 23, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on May 11, 2007.
3	Returns before the first offering of Class A, Class C and Class R (May 21, 2012) are based on the previous performance of the Institutional Class. This performance is substantially similar to what Class A, Class C and Class R would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the classes.
4	A 5.75% front-end sales charge was deducted.
5	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
6	Not subject to any sales charges.
7	Returns before the first offering of the Institutional Service Class (November 23, 2009) are based on the previous performance of the Institutional Class. This performance is substantially similar to what Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the two classes.

Semi-Annual Report 2016

Aberdeen Emerging Markets Fund (Unaudited)

Performance of a $1,000,000* Investment (as of April 30, 2016)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Fund, Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index captures large and mid cap representation across 23 Emerging Markets (EM) countries. With 836 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2016 (Unaudited)

Asset Allocation
Common Stocks	91.1%
Preferred Stocks	7.2%
Repurchase Agreement	1.9%
Liabilities in excess of other assets	(0.2%)
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of April 30, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Financials	36.2%
Consumer Staples	17.8%
Information Technology	10.6%
Consumer Discretionary	9.4%
Materials	8.9%
Energy	7.9%
Telecommunication Services	4.9%
Industrials	1.5%
Health Care	1.1%
Other	1.7%
100.0%

Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	4.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.3%
AIA Group Ltd.	3.1%
Astra International Tbk PT	3.1%
Housing Development Finance Corp. Ltd.	3.0%
China Mobile Ltd.	3.0%
Fomento Economico Mexicano SAB de CV, ADR	2.9%
Grupo Financiero Banorte SAB de CV	2.9%
Ultrapar Participacoes SA	2.6%
Infosys Ltd.	2.6%
Other	69.3%
100.0%

Top Countries
India	15.3%
Brazil	10.8%
Hong Kong	8.5%
Mexico	7.8%
South Africa	6.8%
China	6.0%
Republic of South Korea	5.7%
Turkey	5.4%
Thailand	4.8%
Indonesia	4.4%
Other	24.5%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2016 Semi-Annual Report

Statement of Investments

April 30, 2016 (Unaudited)

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (91.1%)
BRAZIL (7.8%)
Consumer Discretionary (1.5%)
Lojas Renner SA	17,803,550	$107,517,550
Consumer Staples (1.2%)
BRF SA	6,381,705	91,293,127
Energy (2.6%)
Ultrapar Participacoes SA	9,108,000	191,786,395
Financials (1.5%)
Multiplan Empreendimentos Imobiliarios SA	6,354,029	108,910,376
Materials (1.0%)
Vale SA, ADR	12,405,571	70,339,587
		569,847,035
CHILE (1.2%)
Financials (1.2%)
Banco Santander Chile, ADR	4,360,846	84,600,412
CHINA (6.0%)
Consumer Discretionary (1.5%)
Yum! Brands, Inc.	1,441,000	114,645,960
Energy (1.5%)
PetroChina Co. Ltd., H Shares (a)	149,132,200	109,109,577
Telecommunication Services (3.0%)
China Mobile Ltd. (a)	18,998,600	218,118,442
		441,873,979
HONG KONG (8.5%)
Financials (8.5%)
AIA Group Ltd. (a)	37,700,000	225,136,314
Hang Lung Group Ltd. (a)	25,049,000	76,993,013
Hang Lung Properties Ltd. (a)	38,882,000	77,420,839
Hong Kong Exchanges and Clearing Ltd. (a)	2,750,300	69,362,814
Swire Pacific Ltd., Class A (a)	10,000,000	108,421,826
Swire Pacific Ltd., Class B (a)	15,945,000	31,047,426
Swire Properties Ltd. (a)	13,957,100	36,330,118
		624,712,350
HUNGARY (1.1%)
Health Care (1.1%)
Richter Gedeon Nyrt (a)	4,169,840	82,836,289
INDIA (15.3%)
Consumer Discretionary (1.4%)
Hero MotoCorp Ltd. (a)	2,286,877	99,832,493
Consumer Staples (4.0%)
Hindustan Unilever Ltd. (a)	8,215,443	107,571,136
ITC Ltd. (a)	37,329,000	183,116,878
		290,688,014
Financials (4.3%)
Housing Development Finance Corp. Ltd. (a)	13,489,633	221,372,150
ICICI Bank Ltd. (a)	25,734,500	91,238,313
ICICI Bank Ltd., ADR	160,500	1,131,525
		313,741,988
Information Technology (2.6%)
Infosys Ltd. (a)	10,508,060	190,859,927
Materials (3.0%)
Grasim Industries Ltd. (a)	1,691,416	104,058,019
UltraTech Cement Ltd. (a)	2,472,250	117,517,667
		221,575,686
		1,116,698,108
INDONESIA (4.4%)
Consumer Discretionary (3.1%)
Astra International Tbk PT (a)	442,684,500	224,642,236
Materials (1.3%)
Indocement Tunggal Prakarsa Tbk PT (a)	66,714,800	99,382,920
		324,025,156
ITALY (1.6%)
Energy (1.6%)
Tenaris SA, ADR	4,281,000	115,886,670
MALAYSIA (2.1%)
Financials (2.1%)
CIMB Group Holdings Bhd (a)	47,985,442	57,259,131
Public Bank Bhd (a)	19,459,200	93,081,864
		150,340,995
MEXICO (7.8%)
Consumer Staples (3.4%)
Fomento Economico Mexicano SAB de CV, ADR	2,322,501	216,480,318
Organizacion Soriana SAB de CV, Class B (b)	15,206,779	36,601,310
		253,081,628
Financials (2.9%)
Grupo Financiero Banorte SAB de CV	36,798,148	209,222,207
Industrials (1.5%)
Grupo Aeroportuario del Sureste SAB de CV, ADR, B Shares	722,315	111,120,939
		573,424,774
PHILIPPINES (4.1%)
Financials (4.1%)
Ayala Corp. (a)	3,958,000	65,005,402
Ayala Land, Inc. (a)	156,930,400	115,786,933
Bank of the Philippine Islands (a)	60,725,894	117,155,700
		297,948,035

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Statement of Investments (concluded)

April 30, 2016 (Unaudited)

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
POLAND (3.3%)
Consumer Staples (1.5%)
Jeronimo Martins SGPS SA (a)	6,446,556	$105,545,218
Financials (1.8%)
Bank Pekao SA (a)	3,257,741	132,483,226
		238,028,444
REPUBLIC OF SOUTH KOREA (1.5%)
Consumer Staples (1.0%)
E-Mart Inc. (a)	460,705	73,999,844
Information Technology (0.5%)
NAVER Corp. (a)	64,600	38,285,005
		112,284,849
RUSSIA (3.9%)
Consumer Staples (1.7%)
Magnit PJSC (a)	906,168	126,357,781
Energy (2.2%)
Lukoil PJSC, ADR	3,718,043	158,016,828
		284,374,609
SOUTH AFRICA (6.8%)
Consumer Discretionary (1.9%)
Truworths International Ltd. (a)	18,816,078	140,503,553
Consumer Staples (3.2%)
Massmart Holdings Ltd. (a)	10,229,282	87,791,807
SABMiller PLC (a)	2,372,100	144,994,990
		232,786,797
Materials (0.7%)
BHP Billiton PLC (a)	3,894,549	53,454,307
Telecommunication Services (1.0%)
MTN Group Ltd. (a)	6,958,000	72,839,811
		499,584,468
TAIWAN (4.2%)
Information Technology (3.3%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	51,969,117	238,765,246
Telecommunication Services (0.9%)
Taiwan Mobile Co. Ltd. (a)	21,089,255	69,517,611
		308,282,857
THAILAND (4.8%)
Financials (2.3%)
Siam Commercial Bank PCL, Foreign Shares (a)	44,170,100	168,332,522
Materials (2.5%)
Siam Cement PCL, Foreign Shares (a)	11,821,000	165,581,871
Siam Cement PCL, NVDR (a)	1,365,300	19,040,856
		184,622,727
		352,955,249
TURKEY (5.4%)
Consumer Staples (1.8%)
BIM Birlesik Magazalar A.S. (a)	5,872,673	129,237,371
Financials (3.6%)
Akbank T.A.S. (a)	44,195,608	135,796,660
Turkiye Garanti Bankasi A.S. (a)	42,048,837	129,435,352
		265,232,012
		394,469,383
UNITED KINGDOM (1.3%)
Financials (1.3%)
Standard Chartered PLC (a)	11,610,632	93,844,183
Total Common Stocks		6,666,017,845
PREFERRED STOCKS (7.2%)
BRAZIL (3.0%)
Financials (2.6%)
Banco Bradesco SA, ADR, Preferred Shares	25,418,143	189,873,530
Materials (0.4%)
Vale SA, ADR, Preferred Shares	5,729,416	26,011,549
		215,885,079
REPUBLIC OF SOUTH KOREA (4.2%)
Information Technology (4.2%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	336,959	307,740,834
Total Preferred Stocks		523,625,913
REPURCHASE AGREEMENT (1.9%)
UNITED STATES (1.9%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.03%, dated 04/29/2016, due 05/02/2016, repurchase price $138,713,347 collateralized by U.S. Treasury Note, maturing 08/31/2022; total market value of $141,489,081	$138,713,000	138,713,000
Total Repurchase Agreement		138,713,000
Total Investments (Cost $7,878,673,920) (c)—100.2%		7,328,356,758

Liabilities in excess of other assets—(0.2)%		(13,010,560)
Net Assets—100.0%		$7,315,346,198

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Aberdeen Equity Long-Short Fund (Unaudited)

The Aberdeen Equity Long-Short Fund (Institutional Class shares net of fees) returned -1.08% for the six-month period ended April 30, 2016, versus 0.09% for its benchmark, the Citigroup 3-Month Treasury Bill Index, and 0.43% for the U.S. broader-market Standard & Poor’s (S&P) 500 Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Alternative Long/Short Equity Funds (consisting of 155 funds), as measured by Lipper, Inc., was -5.47% for the period.

Major North American equity market indices saw mixed performance amid periods of volatility over the six-month period ended April 30, 2016, with pronounced market weakness in January followed by a rebound in the latter half of the period as global economic concerns waned. Shares of U.S. small-cap companies, as represented by the Russell 2000 Index, returned -1.90% and underperformed their large-cap counterparts, as measured by the broader-market S&P 500 Index, which posted a modest gain of 0.43% for the period. The utilities and materials sectors were the strongest-performing sectors within the Russell 2000 Index for the reporting period, while the energy and healthcare sectors recorded negative returns and were the primary market laggards.

As widely expected, the U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (0.25%) in mid-December 2015, and subsequently left the benchmark interest rate unchanged following its meetings in January and March 2016. Towards the end of the reporting period in April 2016, the Fed announced its intention to maintain the federal funds rate at a range of 0.25%-0.50% for the foreseeable future. The central bank noted that, while household spending growth has moderated, real income has increased and consumer sentiment remains high. Perhaps more importantly, in our view, the Fed removed risk language referencing concerns about global economic and financial developments from its statement, which we believe may leave a June 2016 interest rate hike on the table.

U.S. economic data reports released over the reporting period were generally mixed, in our view. Gross domestic product (GDP) expanded by 1.4% in the fourth quarter of 2015, but subsequently decelerated to a 0.5% rate in the first quarter of 2016. The U.S. Department of Commerce attributed the slowdown to a decline in nonresidential fixed investment and a rise in imports (which are subtracted from GDP), which offset the positive impact of increases in consumer spending and residential fixed investment for the quarter. According to the U.S. Department of Labor, the U.S. economy added an average of nearly 190,000 jobs per month over the six-month reporting period, and the unemployment rate was unchanged at 5.0%. The labor force participation rate1 rose steadily for most of the reporting period before dipping slightly in April 2016, ending 0.3% higher at 62.8%. Additionally, average hourly earnings rose 2.5% year-over-year for the period ended April 30, 2016, modestly outpacing the core inflation rate (which excludes food and energy costs) of 2.2%.

Despite the generally mixed outcome for stock prices over the reporting period, the Fund’s long positions enhanced performance and collectively outperformed both the S&P 500 and Russell 2000 indices.

Long holdings in the industrials, energy and materials sectors bolstered Fund performance for the reporting period. The most notable contributors to performance among individual stocks were long holdings in energy services provider Core Laboratories and specialty apparel retailer PVH Corp., along with the short exposure to fast-food restaurant chain operator Chipotle Mexican Grill.

Shares of Core Laboratories rose sharply along with those of its peers given the surge in oil prices over the second half of the reporting period. Furthermore, management also issued a cautiously optimistic business outlook for the remainder of the 2016 fiscal year. PVH Corp. bucked the recent trend of lagging performance in the consumer discretionary sector. The company’s results for the fourth quarter of its 2016 fiscal year were bolstered by notable strength in its Calvin Klein-branded product line, which offset relative weakness in its Heritage brands. Chipotle Mexican Grill reported its first quarterly loss in the first quarter of its 2016 fiscal year, as the company continued to see declining traffic in its stores in recent months following outbreaks of E. coli at its restaurants in several states. The slowdown in business compressed the company’s valuation and lowered expectations for its earnings power.

The aggregate return of the Fund’s short exposures exceeded that of the overall market, thereby hindering Fund performance over the period. Short positions in the industrials sectors, as well as long holdings in financials, had a negative impact on Fund performance. The primary individual stock detractors included short exposures to energy services provider Patterson-UTI Energy, Fastenal Co., a manufacturer of industrial and construction supplies, and truck manufacturer PACCAR Inc.

Shares of Patterson-UTI Energy moved higher in tandem with those of its peers in the energy sector due to the rally in oil and commodity prices in the second half of the reporting period. However, the company saw double-digit revenue declines in both its contract drilling and pressure pumping segments in the first quarter of its 2016 fiscal year. Fastenal reported better-than-expected daily sales growth for the first two months of 2016, most notably in its manufacturing unit, despite relative weakness in its core fasteners business. However, the company reported a slowdown in overall sales in March, which weighed on its first-quarter 2016 results. PACCAR posted generally better-than-expected results during the reporting period, bolstered by strength in its European business. This offset relative weakness in the U.S. and Canada.

Within the long segment of the Fund during the reporting period, we established new holdings in credit-rating agency Moody’s Corp.; diversified financial services company M&T Bank Corp.; industrial automation power company Rockwell Automation; Verisk, a risk assessment and data analytics company; industrial bearings manufacturer RBC Bearings; medical device maker Globus Medical; energy services provider Core Laboratories; medical technology products maker Teleflex; and flavors and fragrances maker Sensient Technologies. Conversely, we exited the Fund’s long positions in biopharmaceutical firm Baxalta; pharmaceutical firm Pfizer; IT

1	The labor force participation rate is expressed as a percentage of the U.S. population aged 16 years and older working or actively seeking work.

Semi-Annual Report 2016

Aberdeen Equity Long-Short Fund (Unaudited) (concluded)

services provider EMC Corp.; fertilizer maker Potash Corp. of Saskatchewan; discount retailer Target; energy equipment manufacturer TransCanada; diversified industrial company Emerson Electric; diversified financial services companies Wells Fargo & Co. and American Express; asset management company BlackRock; digital wireless telecommunications equipment company Qualcomm; and hotel chain operator LaQuinta Holdings.

We initiated short positions in specialty retailer Tractor Supply Co.; The Gap, a specialty apparel retailer; diversified financial services company State Street Corp.; and Priceline Group, a provider of travel and restaurant reservation and related services. We exited the Fund’s short exposures to United Natural Foods; department store operator Kohl’s Corp.; diversified financial services company Northern Trust; and asset management firm Legg Mason.

At the end of the reporting period on April 30, 2016, the Fund had a net long position2 of roughly 41.5% and gross exposure3 of 132.5%, versus the respective 44% and 124% positions at the beginning of the period on November 1, 2015. The lower net exposure reflects the more volatile market environment and more volatile individual stock price movements.

We expect the equity markets to maintain the level of volatility that we have seen thus far in 2016. We believe that investors will continue to focus on Fed action (or inaction), the outcome of what has been a contentious U.S. presidential election, in addition to any impact from the macroeconomic environment beyond our borders. In short, we think that investor sentiment around these issues may dictate the performance of the markets more in the short term than actual underlying corporate fundamentals.

Stepping back and looking at our businesses, however, we feel that the underlying environment remains supportive, though it is not flourishing. Management teams of the companies that the Fund holds have reacted to the broader macroeconomic uncertainty, which has presented itself in fits and starts for the better part of a year. While capital investment has continued, albeit at a tepid pace, we have also seen companies more apt to borrow ahead of interest-rate increases, using the debt largely to fund mergers and acquisitions, and in rarer cases, share repurchase activity. We are constantly discussing the use of leverage with the management teams of the Fund’s company holdings in an effort to ensure that their borrowing does not lend risk to the companies’ balance sheets and that earnings per share (EPS) “accretion” (i.e., increasing the EPS) is not the driving motivation, but that every decision has a sound strategic rationale and improves the prospects for the business. Furthermore, we think there also remains uncertainty in actual supply/demand dynamics for commodity-related industries going forward, while more recently in the retail sector, companies are trying to move their business models to thrive – if not simply survive – in the new multi-channel retail landscape.

For the overall U.S. equity market, valuations are neither cheap nor expensive, but appear to be fair in the context of underlying earnings growth, in our opinion. Volatility presents challenges, but also opportunities. Amid this landscape, we feel that selectivity – and, therefore, active management – is crucial while we also feel that the Fund’s opportunity set for short positions has expanded with the somewhat indiscriminate market rebound late in the period.

We feel that the Fund’s opportunity set for short positions has expanded with the somewhat indiscriminate market rebound late in the period. We believe that market volatility such as this may continue to provide opportunities for fund positioning.

2	The Fund’s net long position is the difference between the percentage of assets invested in long positions and the percentage of assets invested in short positions.
3	The Fund’s gross exposure is the sum of the percentage of assets invested in long positions plus the percentage of assets invested in short positions.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

There are special risks associated with selling securities short. A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. The use of leverage will also increase market exposure and magnify risk.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2016 Semi-Annual Report

Aberdeen Equity Long-Short Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2016)		Six Month†		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	(1.23%	)	0.13%		1.68%	2.30%
	w/SC2	(6.92%	)	(5.63%	)	0.49%	1.70%
Class C	w/o SC	(1.55%	)	(0.46%	)	1.00%	5.51%
	w/SC3	(2.33%	)	(1.25%	)	1.00%	5.51%
Class R4	w/o SC	(1.30%	)	(0.18%	)	1.31%	1.94%
Institutional Service Class[4,5]	w/o SC	(1.10%	)	0.24%		1.77%	2.47%
Institutional Class[4]	w/o SC	(1.08%	)	0.43%		2.00%	2.60%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please see footnotes for the relevant classes and consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (November 1, 2009) are based on the previous performance of the Institutional Class. This performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of differences in expenses of the two classes.

Semi-Annual Report 2016

Aberdeen Equity Long-Short Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2016)

Comparative performance of $10,000 invested in Class C shares of the Aberdeen Equity Long-Short Fund, the S&P 500® Index, the Citigroup 3-Month Treasury Bill Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2016. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index represents large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available U.S. market capitalization. The Citigroup 3-Month Treasury Bill Index measures return equivalents of yield averages. The 3-Month Treasury Bill Index consists of the last three three-month Treasury bill month-end rates. The index is not marked to market.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2016 (Unaudited)

Long Positions
Asset Allocation
Common Stocks	87.1%
Repurchase Agreement	11.9%
Other assets in excess of liabilities	1.0%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of April 30, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors of Long Positions
Industrials	14.3%
Information Technology	13.5%
Financials	12.6%
Health Care	11.9%
Consumer Staples	10.0%
Consumer Discretionary	9.4%
Energy	7.0%
Materials	6.4%
Telecommunication Services	2.0%
Other	12.9%
100.0%

Semi-Annual Report 2016

Aberdeen Equity Long-Short Fund (Unaudited) (concluded)

Top Holdings of Long Positions*
Visa, Inc., Class A	3.7%
PVH Corp.	2.9%
Cognizant Technology Solutions Corp., Class A	2.8%
Casey’s General Stores, Inc.	2.8%
Intercontinental Exchange, Inc.	2.6%
Equifax, Inc.	2.6%
EOG Resources, Inc.	2.6%
Texas Instruments, Inc.	2.6%
Charles Schwab Corp. (The)	2.6%
Lockheed Martin Corp.	2.5%
Other	72.3%
100.0%

Short Positions
Asset Allocation
Common Stocks	41.1%
Exchange Traded Funds	4.4%
Other assets in excess of liabilities	54.5%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top Sectors of Short Positions
Consumer Discretionary	9.1%
Consumer Staples	8.3%
Financials	7.4%
Information Technology	6.8%
Industrials	4.4%
Health Care	2.8%
Energy	2.3%
Other	58.9%
100.0%

Top Holdings of Short Positions
International Business Machines Corp.	3.7%
Clorox Co.	3.1%
B&G Foods, Inc.	2.9%
Allstate Corp. (The)	2.7%
State Street Corp.	2.4%
Powershares QQQ Trust, Series 1	2.3%
FactSet Research Systems, Inc.	2.3%
Whole Foods Market, Inc.	2.3%
Patterson-UTI Energy, Inc.	2.3%
Fastenal Co.	2.2%
Other	73.8%
100.0%

Semi-Annual Report 2016

Statement of Investments

April 30, 2016 (Unaudited)

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS—LONG POSITIONS (87.1%)
Consumer Discretionary (9.4%)
BorgWarner, Inc.	68,829	$2,472,338
Comcast Corp., Class A	32,349	1,965,525
PVH Corp.	29,794	2,848,306
TJX Cos., Inc.	24,997	1,895,273
		9,181,442
Consumer Staples (10.0%)
Casey’s General Stores, Inc.	24,023	2,690,576
Costco Wholesale Corp.	16,528	2,448,293
CVS Health Corp.	24,443	2,456,521
Philip Morris International, Inc.	22,420	2,199,850
		9,795,240
Energy (7.0%)
Core Laboratories NV	16,004	2,139,095
EOG Resources, Inc.	30,872	2,550,644
Schlumberger Ltd.	26,700	2,145,078
		6,834,817
Financials (12.6%)
American International Group, Inc.	32,497	1,813,983
Charles Schwab Corp. (The)	88,921	2,526,246
Intercontinental Exchange, Inc.	10,650	2,556,319
Jones Lang LaSalle, Inc.	15,619	1,798,840
M&T Bank Corp.	17,601	2,082,550
Moody’s Corp.	16,714	1,599,864
		12,377,802
Health Care (11.9%)
Aetna, Inc.	16,300	1,830,001
Baxter International, Inc.	47,668	2,107,879
Gilead Sciences, Inc.	24,058	2,122,156
Globus Medical, Inc., Class A (a)	88,837	2,224,479
PAREXEL International Corp. (a)	37,388	2,284,407
Teleflex, Inc.	7,063	1,100,274
		11,669,196
Industrials (14.3%)
Canadian National Railway Co.	35,284	2,172,083
Deere & Co.	24,548	2,064,732
Equifax, Inc.	21,214	2,550,984
Lockheed Martin Corp.	10,700	2,486,466
RBC Bearings, Inc. (a)	20,541	1,505,655
Rockwell Automation, Inc.	14,346	1,627,841
Verisk Analytics, Inc. (a)	20,943	1,624,758
		14,032,519
Information Technology (13.5%)
Alliance Data Systems Corp. (a)	4,900	996,219
Cognizant Technology Solutions Corp., Class A (a)	46,399	2,708,310
FEI Co.	16,838	1,498,919
Oracle Corp.	46,313	1,846,036
Texas Instruments, Inc.	44,700	2,549,688
Visa, Inc., Class A	46,877	3,620,779
		13,219,951
Materials (6.4%)
Ecolab, Inc.	19,816	2,278,444
International Flavors & Fragrances, Inc.	8,852	1,057,548
Praxair, Inc.	16,300	1,914,598
Sensient Technologies Corp.	15,303	1,029,127
		6,279,717
Telecommunication Services (2.0%)
Verizon Communications, Inc.	38,498	1,961,088
Total Common Stocks—Long Positions		85,351,772
REPURCHASE AGREEMENT (11.9%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.03%, dated 04/29/2016, due 05/02/2016, repurchase price $11,699,029 collateralized by U.S. Treasury Note, maturing 02/15/2025; total market value of $11,937,688	$11,699,000	11,699,000
Total Repurchase Agreement		11,699,000
Total Investments (Cost $84,189,964) (b)—99.0%		97,050,772

Other assets in excess of liabilities—1.0%		937,058
Net Assets—100.0%		$97,987,830
COMMON STOCKS—SHORT POSITIONS (41.1%)
Consumer Discretionary (9.1%)
Chipotle Mexican Grill, Inc. (a)	3,610	1,519,702
Gap, Inc.	74,700	1,731,546
Garmin Ltd.	43,115	1,837,992
Leggett & Platt, Inc.	26,300	1,296,327
Priceline Group, Inc. (a)	750	1,007,745
Tractor Supply Co.	16,300	1,542,958
		8,936,270
Consumer Staples (8.3%)
B&G Foods, Inc.	68,827	2,836,361
Clorox Co.	24,500	3,068,135
Whole Foods Market, Inc.	76,833	2,234,303
		8,138,799
Energy (2.3%)
Patterson-UTI Energy, Inc.	113,100	2,233,725
Financials (7.4%)
Allstate Corp. (The)	39,842	2,591,722
FactSet Research Systems, Inc.	15,000	2,261,250
State Street Corp.	38,041	2,369,955
		7,222,927
Health Care (2.8%)
Agilent Technologies, Inc.	41,400	1,694,088
Cardinal Health, Inc.	13,072	1,025,629
		2,719,717

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

Statement of Investments (concluded)

April 30, 2016 (Unaudited)

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
Industrials (4.4%)
Fastenal Co.	47,003	$2,199,270
PACCAR, Inc.	36,827	2,169,479
		4,368,749
Information Technology (6.8%)
CA, Inc.	60,400	1,791,464
International Business Machines Corp.	24,600	3,590,124
NetApp, Inc.	56,197	1,328,497
		6,710,085
Total Common Stocks—Short Positions		40,330,272
EXCHANGE TRADED FUNDS—SHORT POSITIONS (4.4%)
Equity Funds (4.4%)
Powershares QQQ Trust, Series 1	21,523	2,275,412
Utilities Select Sector SPDR Fund	41,584	2,013,497
		4,288,909
Total Exchange Traded Funds—Short Positions		4,288,909
Total Securities Sold Short (Proceeds $42,774,656)—45.5%		$44,619,181

(a)	Non-income producing security.
(b)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Aberdeen European Equity Fund (Unaudited)

The Aberdeen European Equity Fund (Institutional Class shares net of fees) returned -1.84% for the six-month period ended April 30, 2016, versus the -3.85% return of its benchmark, the FTSE World Europe Index, during the same period. For broader comparison, the average return of the Fund’s peer category of European Region Funds (comprising 99 funds), as measured by Lipper, Inc., was -3.54% for the period.

European equities lost ground over the six-month period ended April 30, 2016 amid the sell-off in Chinese equities and the continued decline in the oil price. Investor sentiment was dampened further by concerns over the health of the global economy, the UK’s referendum on European Union membership and lingering geopolitical worries resulting from the terror attacks in Paris and Brussels. Mitigating the declines were the U.S. Federal Reserve’s well-telegraphed interest-rate hike and its subsequent measured approach to future interest-rate increases, as well as the European Central Bank’s bolder-than-expected package of fresh stimulus that included cutting interest rates further into negative territory, extending its bond-buying and providing cheap short-term loans to banks.

In economic news, first-quarter 2016 gross domestic product (GDP) in the Eurozone* grew by a faster-than-expected rate of 0.6%, as the jobless rate improved, sliding to its lowest level in more than four years. However, private-sector activity was sluggish in April, with manufacturing failing to gain traction and services expanding more slowly than expected. Consumer prices were largely unchanged in March attributable mainly to weak oil prices.

In the UK, economic growth lost momentum in the first quarter of 2016, expanding by 0.4% from the previous quarter. Both the manufacturing and services sectors suffered from weaker demand. Although the jobless rate was steady, wage growth slowed unexpectedly and may have affected March retail sales. Inflation climbed by a faster-than-expected 0.5% on the back of higher airfares and clothing prices, but the Bank of England held interest rates steady as it fretted over the upcoming referendum on European Union (EU) membership.

Fund performance for the reporting period benefited from the position in Schindler Holding, a manufacturer of elevators and escalators. The company’s shares performed well on the back of encouraging results over the period as it continued to make good progress operationally, in our view. The Fund’s holding in Schoeller-Bleckmann also enhanced performance, as its shares rose on improvement in investor sentiment among stocks in the oil sector. Finally, the position in Temenos Group contributed to Fund performance, as its shares moved higher over the period despite the declining market. The banking software systems company’s first-quarter 2016 results exceeded expectations and the outlook for 2016 was upbeat, backed by new client acquisitions.

Conversely, Standard Chartered was the primary detractor from Fund performance for the reporting period, as the lender saw faltering growth in its key Asian markets, causing its portfolio credit quality to weaken. The Fund’s holding in Cobham hindered performance after the aerospace and defense company reported generally weaker-than-expected results for its 2015 fiscal year and expected the challenging trading backdrop to continue into 2016. Finally, the position in Prudential had a negative impact on Fund performance for the reporting period as the insurer’s shares declined on investors’ concerns that China may place restrictions on the purchase of insurance overseas.

Regarding key portfolio activity over the reporting period, we exited the Fund’s position in French retailer Casino Guichard to reinvest into what we viewed as more attractive opportunities. We subsequently initiated holdings in Bayer, a German speciality chemicals business which we believe may potentially provide improving returns as it restructures and simplifies its business; France-based Edenred, a leading provider of prepaid employee benefits, as we feel that it has a stable, cash-generative business, long-term growth potential and an attractive valuation; and Dutch eyewear retailer Grandvision, which benefits from favorable market dynamics and long-term growth prospects, in our opinion.

We believe that European stock markets are likely to remain challenging, with low growth and volatile commodity markets presenting difficult conditions for companies. In the UK, the upcoming EU referendum adds an additional layer of uncertainty. We also remain watchful over a slowdown in economic growth in emerging markets, particularly China. However, we are more optimistic about the longer-term prospects for these regions, as we feel that they are underpinned by powerful drivers such as population growth, urbanization and increasing middle-class wealth. While there are many reasons to be cautious on the macroeconomic outlook, we remain confident that the best way to generate attractive long-term returns is to invest in what we believe are globally competitive businesses with robust balance sheets and experienced management who are capable of navigating their way through this challenging environment.

Portfolio Management:

Aberdeen UK and European Equities Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

*	The Eurozone comprises 18 European Union member states that have adopted the euro as their common currency.

Semi-Annual Report 2016

Aberdeen European Equity Fund (Unaudited) (concluded)

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Concentrating investments in Europe subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

A number of countries in Europe have experienced severe economic and financial difficulties. These difficulties may continue, worsen or spread within and outside Europe.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Because the Fund is non-diversified, the Fund may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return than it would of a diversified fund.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2016

Aberdeen European Equity Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2016)		Six Month†		1 Yr.		Inception[1]
Class A	w/o SC	(1.98%	)	(10.69%	)	(0.14%	)
	w/SC2	(7.59%	)	(15.83%	)	(2.03%	)
Class C	w/o SC	(2.34%	)	(11.33%	)	(0.84%	)
	w/SC3	(3.31%	)	(12.20%	)	(0.84%	)
Class R4	w/o SC	(2.15%	)	(10.93%	)	(0.37%	)
Institutional Service Class[4]	w/o SC	(1.94%	)	(10.52%	)	0.13%
Institutional Class[4]	w/o SC	(1.84%	)	(10.61%	)	0.09%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on March 25, 2013.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

2016 Semi-Annual Report

Aberdeen European Equity Fund (Unaudited)

Performance of a $1,000,000* Investment (as of April 30, 2016)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen European Equity Fund, FTSE World Europe Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The FTSE World Europe Index comprises large- and mid-cap stocks providing coverage of the Developed and Advanced Emerging markets in Europe excluding UK. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers 98% of the world’s investable market capitalization.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waiver and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2016 (Unaudited)

Asset Allocation
Common Stocks	92.8%
Other assets in excess of liabilities	7.2%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of April 30, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Industrials	20.8%
Consumer Staples	16.7%
Financials	13.4%
Materials	11.2%
Health Care	10.6%
Consumer Discretionary	7.5%
Energy	5.8%
Information Technology	4.1%
Utilities	2.7%
Other	7.2%
100.0%

Top Holdings
British American Tobacco PLC	4.1%
Roche Holding AG	4.0%
Prudential PLC	3.6%
Unilever PLC	3.4%
Nestle SA	3.3%
Royal Dutch Shell PLC, B Shares	3.2%
UBS Group AG	3.1%
Linde AG	3.1%
Novo Nordisk AS, Class B	3.1%
Atlas Copco AB, B Shares	2.9%
Other	66.2%
100.0%

Top Countries
United Kingdom	39.6%
Switzerland	20.5%
Sweden	9.7%
Germany	6.4%
France	6.1%
Denmark	4.3%
Austria	2.6%
Norway	2.2%
Netherlands	1.4%
Other	7.2%
100.0%

2016 Semi-Annual Report

Statement of Investments

April 30, 2016 (Unaudited)

Aberdeen European Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (92.8%)
AUSTRIA (2.6%)
Energy (2.6%)
Schoeller-Bleckmann Oilfield Equipment AG (a)	555	$37,448
DENMARK (4.3%)
Health Care (3.1%)
Novo Nordisk AS, Class B (a)	790	44,109
Materials (1.2%)
Novozymes AS, B Shares (a)	375	17,986
		62,095
FRANCE (6.1%)
Consumer Staples (1.6%)
L’Oreal SA (a)	128	23,251
Industrials (3.1%)
Edenred (a)	760	14,992
Schneider Electric SE (a)	460	30,078
		45,070
Utilities (1.4%)
Engie (a)	1,235	20,369
		88,690
GERMANY (6.4%)
Consumer Staples (1.8%)
Henkel AG & Co. KGaA (a)	260	26,448
Health Care (1.5%)
Bayer AG (a)	185	21,380
Materials (3.1%)
Linde AG (a)	290	44,371
		92,199
NETHERLANDS (1.4%)
Consumer Discretionary (1.4%)
GrandVision N.V. (a)	750	20,598
NORWAY (2.2%)
Industrials (2.2%)
Kongsberg Gruppen AS (a)	1,885	31,602
SWEDEN (9.7%)
Financials (2.5%)
Nordea Bank AB (a)	3,750	36,451
Industrials (5.4%)
Assa Abloy AB, Class B (a)	1,685	35,406
Atlas Copco AB, B Shares (a)	1,760	42,285
		77,691
Information Technology (1.8%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	3,225	26,130
		140,272
SWITZERLAND (20.5%)
Consumer Discretionary (2.0%)
Swatch Group AG (a)	430	28,770
Consumer Staples (3.3%)
Nestle SA (a)	640	47,769
Financials (3.1%)
UBS Group AG (a)	2,570	44,552
Health Care (4.0%)
Roche Holding AG (a)	228	57,686
Industrials (2.9%)
Schindler Holding AG (a)	225	41,035
Information Technology (2.3%)
Temenos Group AG (a)(b)	650	33,731
Materials (2.9%)
LafargeHolcim Ltd. (a)(b)	480	24,372
Syngenta AG (a)	44	17,651
		42,023
		295,566
UNITED KINGDOM (39.6%)
Consumer Discretionary (4.1%)
Compass Group PLC (a)	1,665	29,651
Pearson PLC (a)	2,500	29,459
		59,110
Consumer Staples (10.0%)
Associated British Foods PLC (a)	365	16,374
British American Tobacco PLC (a)	980	59,753
Tesco PLC (a)(b)	8,055	20,251
Unilever PLC (a)	1,080	48,256
		144,634
Energy (3.2%)
Royal Dutch Shell PLC, B Shares (a)	1,744	45,788
Financials (7.8%)
Prudential PLC (a)	2,650	52,310
Schroders PLC, Non-Voting Shares (a)	865	24,722
Standard Chartered PLC (a)	4,349	35,151
		112,183
Health Care (2.0%)
GlaxoSmithKline PLC (a)	1,325	28,319
Industrials (7.2%)
Experian PLC (a)	1,995	36,558
Rolls-Royce Holdings PLC, C Shares (b)	294,650	431
Rolls-Royce Holdings PLC (a)(b)	4,150	40,712
Weir Group PLC (The) (a)	1,530	26,875
		104,576

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

Statement of Investments (concluded)

April 30, 2016 (Unaudited)

Aberdeen European Equity Fund

	Shares or Principal Amount	Value
Materials (4.0%)
BHP Billiton PLC (a)	1,775	$24,254
Croda International PLC (a)	780	34,361
		58,615
Utilities (1.3%)
Centrica PLC (a)	5,430	18,963
		572,188
Total Common Stocks		1,340,658
Total Investments (Cost $1,452,467) —92.8%		1,340,658

Other assets in excess of liabilities—7.2%		104,053
Net Assets(c)—100.0%		$1,444,711

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Aberdeen Global Equity Fund (Unaudited)

The Aberdeen Global Equity Fund (Institutional Class shares net of fees) returned -1.27% for the six-month period ended April 30, 2016, versus the -0.74% return of its benchmark, the MSCI World Index, and the -0.65% return of its secondary benchmark, the MSCI All Country (AC) World Index, during the same period. For broader comparison, the average return of the Fund’s peer category of Global Large-Cap Core Funds (comprising 24 funds), as measured by Lipper, Inc., was -1.37% for the period.

Global equities posted modest losses during the six-month period ended April 30, 2016. Markets initially faced intense volatility, brought on partly by uncertainty over the timing of monetary policy normalization in the U.S. The Federal Reserve (Fed) finally raised its benchmark interest rate by 25 basis points (0.25%) in December 2015, amid a more upbeat U.S. employment outlook. Markets were also spooked by China’s monetary policy gaffes, yuan volatility and a stuttering economy, which triggered a sell-off in A-shares. This coincided with a low point in the ongoing rout in commodity prices that saw oil tumble to under US$30 a barrel in early February 2016. Investor sentiment picked up dramatically soon thereafter. Central banks in Japan and parts of Europe unexpectedly imposed negative interest rates in a bid to combat low inflation and boost consumer spending, while the European Central Bank introduced a bolder-than-expected package of fresh stimulus. The Fed lowered expectations for the number of rate hikes for the remainder of the 2016 calendar year amid growing caution over the fragile global recovery and deflationary pressures. The change in tone resulted in U.S. dollar weakness, which provided relief to commodities and commodity-related emerging markets such as Brazil.

The Fund’s position in Perrigo was a key detractor from performance. In keeping with weakness in the wider healthcare sector since the start of 2016, the drug-maker trimmed its first-quarter 2016 earnings estimates and full-year outlook, citing competitive pressures that have lowered price expectations. Lender Standard Chartered continued to be weighed down by higher loan loss provisions, a slowing Chinese economy and global economic growth concerns. This was compounded by the uncertainty created by the Bank of Japan’s imposition of negative interest rates. Despite these uncertainties, the lender has continued to strengthen its capital position by reducing exposure to riskier assets and streamlining its balance sheet, supported by focused, competent and professional management, in our view. Additionally, shares of Samsung Electronics moved lower over the reporting period despite releasing relatively positive first-quarter results on better-than-expected operating profits.

The Fund’s holding in Banco Bradesco was a key contributor to the Fund’s performance versus the benchmark MSCI AC World Index for the reporting period. Its shares rose on the back of increasing optimism about Brazilian President Dilma Rousseff’s impeachment and a regime change, which may potentially spur reforms to improve the ailing economy. The Brazilian Senate subsequently voted to impeach Rousseff and suspended her from the presidency on May 12, 2016, amid accusations that she lied about the country’s fiscal condition. Furthermore, Banco Bradesco’s operating results over the period were boosted by higher interest income and improved efficiency. While we believe that the company maintains good asset quality, bad-debt provisions have increased on the back of worsening loan delinquencies. The position in Japan Tobacco enhanced Fund performance, as its stock price rose on news that the company was seeking government approval to raise cigarette prices, which may boost operating profits. This was the first time since its 1985 initial public offering (IPO) that the company hiked prices when there had been no change in tax laws. The lack of exposure to Apple also benefited Fund performance, as the technology giant posted weaker-than-expected first-quarter 2016 results, with iPhone sales declining for the first time since its introduction in June 2007.

During the reporting period, we initiated positions in Indian bank Housing Development Finance Corporation, which we feel has efficient operations and a well-capitalized balance sheet; MTR Corporation, which in our view has robust city-rail operations in Hong Kong and China, with a strong business model that also allows it to develop property; American software provider Amdocs, which benefits from increased outsourcing in its core segments; Michigan-based Perrigo, which has an effective distribution network; Kasikornbank, a leading Thai commercial lender; and Japan’s Keyence, a market leader that taps into growing demand for factory automation. In contrast, we exited positions in diversified healthcare company Baxter International, French energy management company Schneider Electric and Zurich Insurance, to fund what we believed were better opportunities elsewhere. We also sold the Fund’s shares in Nordea, as we feel that its growth potential seems limited, and Brazilian miner Vale due to our concerns about market imbalances between supply and demand. Finally, we exited the position in HSBC, given our worries about the continuing drag on the financial services company’s performance from regulatory and compliance requirements.

We expect global equities to remain very volatile in the near term. Despite recent relief rallies, there has been no extended market turnaround, as economic fundamentals have not changed substantially. Many unknowns remain – investors are wary of the effectiveness of central bank action, governments need to implement more proactive reforms, and there does not appear to be a sustained demand for commodities. We think that all of these factors raise the specter of a protracted global slump. Many of the companies that the Fund holds are taking the opportunity to strengthen their balance sheets. Notwithstanding the unpredictable climate, we maintain our confidence in our investment process, picking stocks that we believe are well-managed market leaders with efficient operations. We take advantage of market turbulence to add to these high-quality holdings, which we feel can bolster the Fund’s performance.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal

2016 Semi-Annual Report

Aberdeen Global Equity Fund (Unaudited) (concluded)

value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2016

Aberdeen Global Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2016)		Six Month†	1 Yr.	5 Yr.		10 Yr.
Class A	w/o SC	(1.46%)	(11.46%)	1.11%		2.05%
	w/SC2	(7.11%)	(16.52%)	(0.08%	)	1.44%
Class C	w/o SC	(1.80%)	(12.08%)	0.44%		1.35%
	w/SC3	(2.78%)	(12.95%)	0.44%		1.35%
Class R4	w/o SC	(1.61%)	(11.75%)	0.85%		1.77%
Institutional Service Class[4,5]	w/o SC	(1.25%)	(11.09%)	1.44%		2.21%
Institutional Class[4]	w/o SC	(1.27%)	(11.19%)	1.46%		2.28%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please see footnotes for the relevant classes and consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (December 19, 2011) are based on the previous performance of the Fund’s Class A shares. This performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the classes.

2016 Semi-Annual Report

Aberdeen Global Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2016)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Equity Fund, Morgan Stanley Capital International (MSCI) World Index, MSCI All Country World Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2016. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. With 1,644 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 2,480 constituents, the index covers approximately 85% of the global investable equity opportunity set. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2016 (Unaudited)

Asset Allocation
Common Stocks	90.7%
Preferred Stocks	6.3%
Repurchase Agreement	3.5%
Liabilities in excess of other assets	(0.5%	)
	100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of April 30, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Consumer Staples	21.3%
Information Technology	16.9%
Financials	14.1%
Health Care	12.3%
Industrials	9.7%
Energy	9.2%
Materials	6.1%
Telecommunication Services	3.7%
Consumer Discretionary	3.7%
Other	3.0%
100.0%

Top Holdings*
EOG Resources, Inc.	4.0%
Novartis AG	3.6%
Roche Holding AG	3.6%
CVS Health Corp.	3.3%
British American Tobacco PLC	3.1%
Samsung Electronics Co. Ltd., GDR, Preferred Shares	3.0%
Japan Tobacco, Inc.	2.9%
Oracle Corp.	2.9%
PepsiCo, Inc.	2.9%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.7%
Other	68.0%
100.0%

Top Countries
United States	38.8%
United Kingdom	12.5%
Switzerland	9.3%
Japan	9.2%
Hong Kong	5.3%
Republic of South Korea	3.0%
Canada	3.0%
Germany	2.9%
Taiwan	2.7%
India	2.4%
Other	10.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2016 Semi-Annual Report

Statement of Investments

April 30, 2016 (Unaudited)

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (90.7%)
CANADA (3.0%)
Industrials (1.6%)
Canadian National Railway Co.	23,700	$1,459,362
Materials (1.4%)
Potash Corp. of Saskatchewan, Inc.	73,600	1,302,240
		2,761,602
GERMANY (1.3%)
Health Care (1.3%)
Fresenius Medical Care AG & Co. KGaA (a)	14,400	1,253,334
HONG KONG (5.3%)
Financials (2.8%)
AIA Group Ltd. (a)	297,300	1,775,412
Swire Pacific Ltd., Class A (a)	75,800	821,837
		2,597,249
Industrials (2.5%)
Jardine Matheson Holdings Ltd. (a)	25,900	1,428,440
MTR Corp. Ltd. (a)	194,500	962,844
		2,391,284
		4,988,533
INDIA (2.4%)
Consumer Staples (0.9%)
ITC Ltd. (a)	171,300	840,310
Financials (1.5%)
Housing Development Finance Corp. Ltd. (a)	84,400	1,385,049
		2,225,359
ISRAEL (1.8%)
Information Technology (1.8%)
Check Point Software Technologies Ltd. (b)	20,700	1,715,409
ITALY (1.5%)
Energy (1.5%)
Tenaris SA, ADR	51,900	1,404,933
JAPAN (9.2%)
Consumer Staples (2.9%)
Japan Tobacco, Inc. (a)	66,300	2,708,880
Financials (1.5%)
Daito Trust Construction Co. Ltd. (a)	9,800	1,386,036
Industrials (1.4%)
FANUC Corp. (a)	8,710	1,286,658
Information Technology (1.0%)
Keyence Corp. (a)	1,600	959,028
Materials (2.4%)
Shin-Etsu Chemical Co. Ltd. (a)	40,000	2,240,351
		8,580,953
MEXICO (2.0%)
Consumer Staples (2.0%)
Fomento Economico Mexicano SAB de CV, ADR	19,900	1,854,879
SINGAPORE (0.9%)
Financials (0.9%)
City Developments Ltd. (a)	133,400	825,128
SOUTH AFRICA (1.2%)
Telecommunication Services (1.2%)
MTN Group Ltd. (a)	108,300	1,133,738
SWEDEN (1.4%)
Industrials (1.4%)
Atlas Copco AB, A Shares (a)	52,300	1,354,949
SWITZERLAND (9.3%)
Consumer Staples (2.1%)
Nestle SA (a)	26,100	1,948,095
Health Care (7.2%)
Novartis AG (a)	44,300	3,371,328
Roche Holding AG (a)	13,300	3,365,022
		6,736,350
		8,684,445
TAIWAN (2.7%)
Information Technology (2.7%)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	109,100	2,573,669
THAILAND (0.9%)
Financials (0.9%)
Kasikornbank PCL (a)	179,000	854,048
UNITED KINGDOM (12.5%)
Consumer Staples (3.1%)
British American Tobacco PLC (a)	48,300	2,944,952
Energy (1.9%)
Royal Dutch Shell PLC, B Shares (a)	68,600	1,801,084
Financials (1.4%)
Standard Chartered PLC (a)	160,130	1,294,268
Industrials (2.8%)
Experian PLC (a)	77,600	1,422,002
Rolls-Royce Holdings PLC, C Shares (b)	8,381,270	12,247
Rolls-Royce Holdings PLC (a)(b)	118,046	1,158,060
		2,592,309
Materials (0.8%)
BHP Billiton PLC (a)	55,600	759,746
Telecommunication Services (2.5%)
Vodafone Group PLC (a)	715,300	2,304,581
		11,696,940

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

Statement of Investments (concluded)

April 30, 2016 (Unaudited)

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
UNITED STATES (35.3%)
Consumer Discretionary (3.7%)
Comcast Corp., Class A	30,100	$1,828,876
TJX Cos., Inc.	20,900	1,584,638
		3,413,514
Consumer Staples (8.7%)
CVS Health Corp.	30,500	3,065,250
PepsiCo, Inc.	26,200	2,697,552
Philip Morris International, Inc.	24,300	2,384,316
		8,147,118
Energy (5.8%)
EOG Resources, Inc.	45,000	3,717,900
Schlumberger Ltd.	21,800	1,751,412
		5,469,312
Financials (3.4%)
Intercontinental Exchange, Inc.	4,900	1,176,147
M&T Bank Corp.	16,700	1,975,944
		3,152,091
Health Care (3.8%)
Johnson & Johnson	19,000	2,129,520
Perrigo Co. PLC	14,700	1,421,049
		3,550,569
Information Technology (8.4%)
Amdocs Ltd.	23,900	1,351,306
Cognizant Technology Solutions Corp., Class A (b)	31,800	1,856,166
Oracle Corp.	67,700	2,698,522
Visa, Inc., Class A	25,700	1,985,068
		7,891,062
Materials (1.5%)
Praxair, Inc.	11,950	1,403,647
		33,027,313
Total Common Stocks		84,935,232
PREFERRED STOCKS (6.3%)
BRAZIL (1.7%)
Financials (1.7%)
Banco Bradesco SA, ADR, Preferred Shares	215,710	1,611,354
GERMANY (1.6%)
Consumer Staples (1.6%)
Henkel AG & Co. KGaA, Preferred Shares (a)	13,400	1,530,533
REPUBLIC OF SOUTH KOREA (3.0%)
Information Technology (3.0%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (c)	6,100	2,763,300
Total Preferred Stocks		5,905,187
REPURCHASE AGREEMENT (3.5%)
UNITED STATES (3.5%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.03%, dated 04/29/2016, due 05/02/2016, repurchase price $3,268,008, collateralized by U.S. Treasury Note, maturing 05/15/2025; total market value of $3,336,725	$3,268,000	3,268,000
Total Repurchase Agreement		3,268,000
Total Investments (Cost $94,411,124) (d)—100.5%		94,108,419

Liabilities in excess of other assets—(0.5)%		(499,148)
Net Assets—100.0%		$93,609,271

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Aberdeen Global Natural Resources Fund (Unaudited)

The Aberdeen Global Natural Resources Fund (Institutional Class shares net of fees) returned 3.85% for the six-month period ended April 30, 2016, versus the -0.65% return of its benchmark, the MSCI All Country (AC) World Index, and the 11.25% return of the S&P Global Natural Resources Index for the same period. For broader comparison, the average return of the Fund’s peer category of Global Natural Resources Funds (comprising 54 funds), as measured by Lipper, Inc., was 2.11% for the period.

Global natural resources stocks rose over the six-month period ended April 30, 2016, outperforming the broader global equity market, as represented by the MSCI AC World Index. For most of the first half of the period, oil prices fell on concerns over a supply glut and sluggish demand. However, prices rebounded sharply beginning in mid-February 2016 on speculation of a production freeze between major exporters, including Saudi Arabia and Russia. After a much-anticipated benchmark interest-rate hike in December, the U.S. Federal Reserve’s (Fed’s) dovish comments indicating a gentler pace of rate hikes sent the U.S. dollar lower. This further stabilized oil prices, although it was not enough to erase earlier losses. Other commodities, such as iron ore and copper, also rallied towards the end of the reporting period, mirroring the recovery in oil prices. The gold price posted sharp gains over the reporting period, buoyed initially by rising global uncertainty and, subsequently, the Fed’s cautious stance.

The primary contributor to Fund performance at the individual stock level was Goldcorp, as its share price rose amid the upturn in the gold price. Brazilian miner Vale benefited from healthy first-quarter 2016 results and a sharp rally in the Brazilian market. Investor sentiment was lifted by the increased likelihood of President Dilma Rousseff’s impeachment and a regime change, which may potentially spur reforms to improve the economy. The Brazilian Senate subsequently voted to impeach Rousseff and suspended her from the presidency on May 12, 2016, amid accusations that she lied about the country’s fiscal condition. Additionally, the absence of a position in BP enhanced Fund performance as the integrated oil and gas company reported its worst-ever annual loss for its 2015 fiscal year amid the low oil-price environment.

Conversely, the Fund’s lack of exposure to Barrick Gold hindered Fund performance for the reporting period, as the gold producer’s shares rose along with the higher gold price. The company’s full-year 2015 earnings did not meet our expectations; on a more positive note, the company managed to reduce debt and improved cash flows. Another detractor from Fund performance was the holding in Linde, which reported muted trading activity as the sluggish global economy crimped demand for industrial gases and its engineering business received fewer orders. Management reaffirmed its outlook for slower growth in 2016, but nonetheless felt confident enough to increase its dividend by 10%. Finally, EOG Resources’ results over the reporting period generally did not meet the market’s expectations due to asset write-downs given the low oil-price environment. However, the company’s expenses remain well controlled, in our opinion.

During the reporting period, we initiated holdings in Deere & Co., which is dominant in the agriculture machinery space with a strong dealer network and a solid balance sheet, in our view; Givaudan, a Swiss flavor and fragrance maker that we feel provides healthy returns and cash-generation; Bayer, a German pharmaceutical company that we believe has an attractive spread of businesses and chemical and agricultural exposures; Frutarom, a well-managed flavor and fragrance company, in our view; Brenntag, a leading German chemical distributor; and Randgold Resources, a gold company that we feel has a robust balance sheet and good asset quality. Conversely, we exited the Fund’s position in energy equipment manufacturer National Oilwell Varco given ongoing structural headwinds for the business.

We remain mindful of the challenging outlook for the resources sector. Despite a rebound in oil prices, we are still concerned about the supply glut as fundamentals have not changed substantially. Furthermore, we think that investors are wary of the effectiveness of central bank action and prospects of a faster-than-expected U.S. interest-rate hike that could weaken gold’s appeal. Notwithstanding the unpredictable climate, we maintain confidence in our investment process, picking stocks that we feel are well-managed market leaders with efficient operations. We take advantage of market turbulence to add to these high-quality holdings, which may potentially bolster the Fund’s performance.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing 25% or more of the Fund’s net assets in natural resources industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

The natural resources industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

Semi-Annual Report 2016

Aberdeen Global Natural Resources Fund (Unaudited) (concluded)

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2016

Aberdeen Global Natural Resources Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2016)		Six Month†		1 Yr.		5 Yr.		10 Yr.
Class A	w/o SC	3.72%		(14.53%	)	(8.07%	)	(1.52%	)
	w/SC2	(2.22%	)	(19.45%	)	(9.15%	)	(2.10%	)
Class C	w/o SC	3.42%		(15.12%	)	(8.70%	)	(2.19%	)
	w/SC3	2.42%		(15.95%	)	(8.70%	)	(2.19%	)
Class R4	w/o SC	3.62%		(14.73%	)	(8.27%	)	(1.73%	)
Institutional Service Class[4]	w/o SC	3.85%		(14.26%	)	(7.77%	)	(1.20%	)
Institutional Class[4]	w/o SC	3.85%		(14.25%	)	(7.79%	)	(1.21%	)

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

2016 Semi-Annual Report

Aberdeen Global Natural Resources Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2016)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Natural Resources Fund, the Morgan Stanley Capital International (MSCI) All Country World Index, the S&P Global Natural Resources Index™, and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2016. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 23 Emerging Markets (EM) countries. With 2,480 constituents, the index covers approximately 85% of the global investable equity opportunity set. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The S&P Global Natural Resources Index™ includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, with exposure across 3 primary commodity-related sectors: Agribusiness, Energy, and Metals & Mining.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2016 (Unaudited)

Asset Allocation
Common Stocks	93.7%
Repurchase Agreement	3.3%
Preferred Stocks	2.6%
Other assets in excess of liabilities	0.4%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of April 30, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Materials	50.9%
Energy	34.0%
Industrials	8.1%
Health Care	1.8%
Consumer Staples	1.5%
Other	3.7%
100.0%

Top Holdings*
EOG Resources, Inc.	7.2%
Goldcorp, Inc.	5.6%
Rio Tinto PLC	5.1%
Royal Dutch Shell PLC, B Shares	5.1%
Tenaris SA, ADR	4.8%
BHP Billiton PLC	4.7%
Schlumberger Ltd.	4.6%
Praxair, Inc.	4.5%
Shin-Etsu Chemical Co. Ltd.	4.5%
Potash Corp. of Saskatchewan, Inc.	4.4%
Other	49.5%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2016 Semi-Annual Report

Aberdeen Global Natural Resources Fund (Unaudited) (concluded)

Top Countries
United States	29.1%
United Kingdom	19.1%
Canada	11.7%
Germany	10.2%
Italy	7.8%
Brazil	6.2%
Japan	4.5%
France	3.0%
Chile	2.6%
Denmark	1.9%
Other	3.9%
100.0%

Semi-Annual Report 2016

Statement of Investments

April 30, 2016 (Unaudited)

Aberdeen Global Natural Resources Fund

	Shares or Principal Amount	Value
COMMON STOCKS (93.7%)
BRAZIL (6.2%)
Industrials (3.2%)
Wilson Sons Ltd., BDR	77,800	$696,733
Materials (3.0%)
Vale SA, ADR	113,600	644,112
		1,340,845
CANADA (11.7%)
Industrials (1.7%)
Canadian National Railway Co.	5,900	363,204
Materials (10.0%)
Goldcorp, Inc.	59,900	1,206,880
Potash Corp. of Saskatchewan, Inc.	54,000	956,880
		2,163,760
		2,526,964
DENMARK (1.9%)
Materials (1.9%)
Novozymes AS, B Shares (a)	8,500	407,679
FRANCE (3.0%)
Energy (3.0%)
TOTAL SA (a)	12,600	636,814
GERMANY (10.2%)
Consumer Staples (1.5%)
KWS Saat SE (a)	950	329,665
Health Care (1.8%)
Bayer AG (a)	3,400	392,927
Industrials (1.1%)
Brenntag AG (a)	3,800	223,207
Materials (5.8%)
BASF SE (a)	3,600	297,831
FUCHS PETROLUB SE (a)	7,300	269,398
Linde AG (a)	4,500	688,508
		1,255,737
		2,201,536
ISRAEL (1.4%)
Materials (1.4%)
Frutarom Industries Ltd. (a)	5,700	296,394
ITALY (7.8%)
Energy (7.8%)
Eni SpA (a)	39,600	646,943
Tenaris SA, ADR	38,300	1,036,781
		1,683,724
JAPAN (4.5%)
Materials (4.5%)
Shin-Etsu Chemical Co. Ltd. (a)	17,300	968,952
NETHERLANDS (1.2%)
Energy (1.2%)
Koninklijke Vopak NV (a)	4,600	250,098
SWITZERLAND (0.9%)
Materials (0.9%)
Givaudan SA (a)	100	197,386
UNITED KINGDOM (19.1%)
Energy (6.7%)
John Wood Group PLC (a)	39,000	356,775
Royal Dutch Shell PLC, B Shares (a)	41,800	1,097,453
		1,454,228
Industrials (1.1%)
Weir Group PLC (The) (a)	12,900	226,597
Materials (11.3%)
BHP Billiton PLC (a)	74,100	1,012,539
Randgold Resources Ltd. (a)	3,200	319,642
Rio Tinto PLC (a)	32,900	1,103,674
		2,435,855
		4,116,680
UNITED STATES (25.8%)
Energy (15.3%)
Chevron Corp.	7,300	745,914
EOG Resources, Inc.	18,900	1,561,518
Schlumberger Ltd.	12,200	980,148
		3,287,580
Industrials (1.0%)
Deere & Co.	2,500	210,275
Materials (9.5%)
Compass Minerals International, Inc.	2,300	172,408
Monsanto Co.	9,700	908,696
Praxair, Inc.	8,300	974,918
		2,056,022
		5,553,877
Total Common Stocks		20,180,949
PREFERRED STOCKS (2.6%)
CHILE (2.6%)
Materials (2.6%)
Sociedad Quimica y Minera de Chile SA, ADR, Preferred Shares	27,000	562,410
Total Preferred Stocks		562,410

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Statement of Investments (concluded)

April 30, 2016 (Unaudited)

Aberdeen Global Natural Resources Fund

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (3.3%)
UNITED STATES (3.3%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.03%, dated 04/29/2016, due 05/02/2016, repurchase price $716,002 collateralized by U.S. Treasury Note, maturing 05/15/2025; total market value of $730,556	$716,000	$716,000
Total Repurchase Agreement		716,000
Total Investments (Cost $23,312,513) (b)—99.6%		21,459,359

Other assets in excess of liabilities—0.4%		94,307
Net Assets—100.0%		$21,553,666

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

Aberdeen International Equity Fund (Unaudited)

The Aberdeen International Equity Fund (Institutional Class shares net of fees) returned -1.70% for the six-month period ended April 30, 2016, versus the -1.51% return of its benchmark, the MSCI All Country (AC) World ex USA Index, during the same period. For broader comparison, the average return of the Fund’s peer category of International Large-Cap Core Funds (comprising 54 funds), as measured by Lipper, Inc., was -3.70% for the period.

International equities fell during the six-month period ended April 30, 2016. Markets initially faced intense volatility, brought on partly by uncertainty over the timing of monetary policy normalization in the U.S. The Federal Reserve (Fed) finally raised its benchmark interest rate by 25 basis points (0.25%) in December 2015, amid a more upbeat U.S. employment outlook. Markets were also spooked by China’s monetary policy gaffes, yuan volatility and a stuttering economy, which triggered a sell-off in A-shares. This coincided with a low point in the ongoing rout in commodity prices that saw oil tumble to under US$30 a barrel in early February 2016. Investor sentiment picked up dramatically soon thereafter. Central banks in Japan and parts of Europe unexpectedly imposed negative interest rates in a bid to combat low inflation and boost consumer spending, while the European Central Bank introduced a bolder-than-expected package of fresh stimulus. The Fed lowered expectations for the number of rate hikes for the remainder of the 2016 calendar year amid growing caution over the fragile global recovery and deflationary pressures. The change in tone resulted in U.S. dollar weakness, which provided relief to commodities and commodity-related emerging markets such as Brazil.

The Fund’s holding in Japan Tobacco was a key contributor to Fund performance for the reporting period. The company’s shares rose on news that it was seeking government approval to raise cigarette prices, which could boost operating profits. This was the first time since its 1985 initial public offering (IPO) that the company hiked prices when the tax laws had not changed. Shares of Banco Bradesco moved higher on increasing optimism about Brazilian President Dilma Rousseff’s impeachment and a regime change, which may potentially spur reforms to improve the ailing economy. The Brazilian Senate subsequently voted to impeach Rousseff and suspended her from the presidency on May 12, 2016, amid accusations that she lied about the country’s fiscal condition. Furthermore, Banco Bradesco’s operating results over the period were boosted by higher interest income and improved efficiency. While we believe that the company maintains good asset quality, bad-debt provisions have increased on the back of worsening loan delinquencies. Taiwan Semiconductor Manufacturing Co.’s fourth-quarter 2015 results reached the higher end of management’s forecast, supported by robust demand in the communications and computing sectors. The company expects revenue growth of 5% to 10% for 2016 and higher profits, driven by growing demand and foreign-exchange gains.*

Conversely, the holding in Brazilian miner Vale was a notable detractor from Fund performance for the period, with the ongoing low iron-ore price environment compounding difficulties. Furthermore, its share price fell following an accident at Samarco, its joint-venture operation with BHP Billiton. The position in Casino Guichard also weighed on Fund performance. Investor sentiment remained weak towards the French retailer due to its significant exposure to Latin America, particularly Brazil, which is undergoing a sharp economic contraction. We have exited both of these holdings. Additionally, Fund holding Standard Chartered continued to be weighed down by higher loan loss provisions, a slowing Chinese economy and global economic growth concerns. This was compounded by the uncertainty created by the Bank of Japan’s imposition of negative interest rates. Despite these uncertainties, the lender has continued to strengthen its capital position by reducing exposure to riskier assets and streamlining its balance sheet, supported by focused, competent and professional management, in our opinion.

During the reporting period, we initiated a position in Australian biotechnology company CSL, which holds a solid market position in its core plasma business; Indian bank Housing Development Finance Corporation, which we feel has efficient operations and a well-capitalized balance sheet; UK satellite telecommunications company Inmarsat, which benefits from high barriers to entry and a pool of loyal customers; MTR Corporation, which in our view has robust city-rail operations in Hong Kong and China, with a strong business model that also allows it to develop property; consumer products maker L’Oreal, which generates relatively stable returns and free cash-flows; restaurant, coffee shop and budget hotel group Whitbread, as we are impressed by its competitive positions and brands in its key UK markets; German pharmaceutical Bayer, which has healthy returns on investment and holds steady margins; Hong Kong exchange-listed luggage-maker Samsonite, as we feel that it has strong brands, a solid balance sheet and a management team with a good track record of execution; Kasikornbank, a leading Thai commercial lender; diversified Philippines property business Ayala Land, which has residential developments and recurring income from office and mall rentals, as well as from hotels and resorts; and Japan’s Keyence, a market leader that taps into growing demand for factory automation.

Conversely, we exited positions in Swedish telecom Ericsson, French natural gas and electricity supplier Engie, French energy management company Schneider Electric, and Zurich Insurance, to fund what we believed were better opportunities elsewhere. We also sold the Fund’s shares in financial services company Nordea, as we feel that its growth potential seems limited; Brazilian miner Vale due to our concerns about market imbalances between supply and demand; French retailer Casino, after it divested its Thai business, which we regarded as one of the attractive growth drivers of the company; and HSBC, given our worries about the continuing drag on the company’s performance from regulatory and compliance requirements.

We expect global equities to remain volatile in the near term. Despite recent relief rallies, there has been no extended market turnaround, as economic fundamentals have not changed substantially. Many unknowns remain – investors are wary of the effectiveness of central bank action, governments need to implement more proactive reforms, and there does not appear to be a sustained demand for

2016 Semi-Annual Report

*	Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.

Aberdeen International Equity Fund (Unaudited) (concluded)

commodities. We think that all of these factors raise the specter of a protracted global slump. Many of the companies that the Fund holds are taking the opportunity to strengthen their balance sheets. Notwithstanding the unpredictable climate, we maintain our confidence in our investment process, picking stocks that we believe are well-managed market leaders with efficient operations. We take advantage of market turbulence to add to these high-quality holdings, which we feel can bolster the Fund’s performance.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2016 Semi-Annual Report

Aberdeen International Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2016)		Six Month†	1 Yr.	5 Yr.		10 Yr.
Class A	w/o SC	(1.84%)	(15.63%)	(1.28%	)	1.82%
	w/SC2	(7.46%)	(20.47%)	(2.44%	)	1.23%
Class C	w/o SC	(2.17%)	(16.22%)	(1.96%	)	1.13%
	w/SC3	(3.15%)	(17.05%)	(1.96%	)	1.13%
Class R4	w/o SC	(2.01%)	(15.89%)	(1.53%	)	1.57%
Institutional Service Class[4]	w/o SC	(1.69%)	(15.47%)	(1.08%	)	2.06%
Institutional Class[4]	w/o SC	(1.70%)	(15.37%)	(0.97%	)	2.14%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Semi-Annual Report 2016

Aberdeen International Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2016)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Equity Fund, the Morgan Stanley Capital International All Country World (MSCI ACWI) ex-US Index and the

Consumer Price Index (CPI) over a 10-year period ending April 30, 2016. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 23 Emerging Markets (EM) countries. With 1,855 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2016 (Unaudited)

Asset Allocation
Common Stocks	89.2%
Preferred Stocks	7.4%
Repurchase Agreement	3.9%
Liabilities in excess of other assets	(0.5%	)
	100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of April 30, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Consumer Staples	18.3%
Financials	17.9%
Industrials	12.3%
Health Care	12.2%
Information Technology	11.2%
Telecommunication Services	9.3%
Materials	6.3%
Energy	6.2%
Consumer Discretionary	2.9%
Other	3.4%
100.0%

Top Holdings*
Nestle SA	4.0%
Roche Holding AG	4.0%
Samsung Electronics Co. Ltd., GDR, Preferred Shares	3.9%
Japan Tobacco, Inc.	3.9%
Novartis AG	3.9%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.8%
British American Tobacco PLC	3.6%
Royal Dutch Shell PLC, B Shares	3.1%
AIA Group Ltd.	3.0%
Fomento Economico Mexicano SAB de CV, ADR	2.5%
Other	64.3%
100.0%

Top Countries
United Kingdom	23.1%
Switzerland	11.9%
Japan	10.6%
Hong Kong	7.6%
Germany	6.7%
Singapore	5.7%
Canada	4.6%
Republic of South Korea	3.9%
United States	3.9%
Taiwan	3.8%
Other	18.2%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semi-Annual Report 2016

Statement of Investments

April 30, 2016 (Unaudited)

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (89.2%)
AUSTRALIA (1.0%)
Health Care (1.0%)
CSL Ltd. (a)	60,900	$4,853,015
CANADA (4.6%)
Industrials (1.8%)
Canadian National Railway Co.	149,000	9,174,894
Materials (1.4%)
Potash Corp. of Saskatchewan, Inc.	391,000	6,918,148
Telecommunication Services (1.4%)
TELUS Corp.	214,400	6,797,507
		22,890,549
FRANCE (1.5%)
Consumer Staples (1.5%)
L’Oreal SA (a)	40,300	7,320,322
GERMANY (4.8%)
Health Care (3.3%)
Bayer AG (a)	59,800	6,910,899
Fresenius Medical Care AG & Co. KGaA (a)	104,200	9,069,263
		15,980,162
Materials (1.5%)
Linde AG (a)	49,300	7,542,994
		23,523,156
HONG KONG (7.6%)
Consumer Discretionary (0.9%)
Samsonite International SA (a)	1,362,600	4,373,446
Financials (4.0%)
AIA Group Ltd. (a)	2,484,500	14,836,901
Swire Pacific Ltd., Class A (a)	432,500	4,689,244
		19,526,145
Industrials (2.7%)
Jardine Matheson Holdings Ltd. (a)	160,000	8,824,340
MTR Corp. Ltd. (a)	938,000	4,643,432
		13,467,772
		37,367,363
INDIA (2.3%)
Consumer Staples (0.9%)
ITC Ltd. (a)	928,600	4,555,234
Financials (1.4%)
Housing Development Finance Corp. Ltd. (a)	424,500	6,966,274
		11,521,508
ISRAEL (2.5%)
Information Technology (2.5%)
Check Point Software Technologies Ltd. (b)	146,700	12,157,029
ITALY (1.6%)
Energy (1.6%)
Tenaris SA, ADR	291,400	7,888,198
JAPAN (10.6%)
Consumer Staples (3.9%)
Japan Tobacco, Inc. (a)	473,500	19,346,224
Financials (2.0%)
Daito Trust Construction Co. Ltd. (a)	68,600	9,702,250
Industrials (1.3%)
FANUC Corp. (a)	42,600	6,292,954
Information Technology (1.0%)
Keyence Corp. (a)	8,300	4,974,961
Materials (2.4%)
Shin-Etsu Chemical Co. Ltd. (a)	214,400	12,008,282
		52,324,671
MEXICO (2.5%)
Consumer Staples (2.5%)
Fomento Economico Mexicano SAB de CV, ADR	133,000	12,396,930
PHILIPPINES (1.0%)
Financials (1.0%)
Ayala Land, Inc. (a)	6,676,500	4,926,078
SINGAPORE (5.7%)
Financials (3.3%)
City Developments Ltd. (a)	1,118,600	6,918,952
Oversea-Chinese Banking Corp. Ltd. (a)	1,417,900	9,210,809
		16,129,761
Telecommunication Services (2.4%)
Singapore Telecommunications Ltd. (a)	4,137,000	11,833,429
		27,963,190
SOUTH AFRICA (1.7%)
Telecommunication Services (1.7%)
MTN Group Ltd. (a)	803,100	8,407,251
SWEDEN (2.0%)
Industrials (2.0%)
Atlas Copco AB, A Shares (a)	373,300	9,671,176
SWITZERLAND (11.9%)
Consumer Staples (4.0%)
Nestle SA (a)	266,400	19,884,003
Health Care (7.9%)
Novartis AG (a)	251,600	19,147,315
Roche Holding AG (a)	77,500	19,608,211
		38,755,526
		58,639,529

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Statement of Investments (concluded)

April 30, 2016 (Unaudited)

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
TAIWAN (3.8%)
Information Technology (3.8%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	4,064,000	$18,671,511
THAILAND (1.0%)
Financials (1.0%)
Kasikornbank PCL (a)	1,008,300	4,810,819
UNITED KINGDOM (23.1%)
Consumer Discretionary (2.0%)
Whitbread PLC (a)	177,200	10,044,033
Consumer Staples (3.6%)
British American Tobacco PLC (a)	287,000	17,498,991
Energy (4.6%)
John Wood Group PLC (a)	800,200	7,320,288
Royal Dutch Shell PLC, B Shares (a)	584,900	15,356,474
		22,676,762
Financials (3.6%)
Prudential PLC (a)	505,500	9,978,332
Standard Chartered PLC (a)	945,957	7,645,799
		17,624,131
Industrials (4.5%)
Experian PLC (a)	516,200	9,459,246
Rolls-Royce Holdings PLC, C Shares (b)	52,703,300	77,007
Rolls-Royce Holdings PLC (a)(b)	742,300	7,282,145
Weir Group PLC (The) (a)	317,000	5,568,306
		22,386,704
Materials (1.0%)
BHP Billiton PLC (a)	366,800	5,012,138
Telecommunication Services (3.8%)
Inmarsat PLC (a)	489,400	6,658,806
Vodafone Group PLC (a)	3,731,700	12,022,932
		18,681,738
		113,924,497
Total Common Stocks		439,256,792
PREFERRED STOCKS (7.4%)
BRAZIL (1.6%)
Financials (1.6%)
Banco Bradesco SA, ADR, Preferred Shares	1,037,740	7,751,918
GERMANY (1.9%)
Consumer Staples (1.9%)
Henkel AG & Co. KGaA, Preferred Shares (a)	82,900	9,468,744
REPUBLIC OF SOUTH KOREA (3.9%)
Information Technology (3.9%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (c)	42,900	19,433,700
Total Preferred Stocks		36,654,362
REPURCHASE AGREEMENT (3.9%)
UNITED STATES (3.9%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.03%, dated 04/29/2016, due 05/02/2016, repurchase price $19,312,048, collateralized by U.S. Treasury Note, maturing 05/15/2025; total market value of $19,699,113	$19,312,000	19,312,000
Total Repurchase Agreement		19,312,000
Total Investments (Cost $505,852,005) (d)—100.5%		495,223,154

Liabilities in excess of other assets—(0.5)%		(2,498,029)
Net Assets—100.0%		$492,725,125

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

Aberdeen International Small Cap Fund (Unaudited)

As of February 29, 2016, the Fund’s investment strategy changed and its name changed from Aberdeen Global Small Cap Fund to Aberdeen International Small Cap Fund. The Fund also changed it benchmark at that time from the MSCI All Country (AC) World Small Cap Index to the MSCI AC World ex USA Small Cap Index. The Fund’s investment adviser believes that the MSCI AC World ex USA Small Cap Index is a more meaningful comparison index given the Fund’s investment strategy. Performance information for periods prior to February 29, 2016 does not reflect the current investment strategy.

The Aberdeen International Small Cap Fund (Institutional Class shares net of fees) returned 3.16% for the six-month period ended April 30, 2016, versus the 3.03% return of its benchmark, the MSCI All Country (AC) World ex USA Small Cap Index, during the same period. For broader comparison, the average return of the Fund’s peer category of International Small/Mid-Cap Growth Funds (comprising 61 funds), as measured by Lipper, Inc., was 0.20% for the period.

International small-cap equities rose during the six-month period ended April 30, 2016, outperforming their large-cap counterparts, as measured by the MSCI AC World ex USA Index.

Markets initially faced intense volatility, brought on partly by uncertainty over the timing of monetary policy normalization in the U.S. The Federal Reserve (Fed) finally raised its benchmark interest rate by 25 basis points (0.25%) in December 2015, amid a more upbeat U.S. employment outlook. Markets were also spooked by China’s monetary policy gaffes, yuan volatility and a stuttering economy, which triggered a sell-off in A-shares. This coincided with a low point in the ongoing rout in commodity prices that saw oil tumble to under US$30 a barrel in early February 2016. Investor sentiment picked up dramatically soon thereafter. Central banks in Japan and parts of Europe unexpectedly imposed negative interest rates in a bid to combat low inflation and boost consumer spending, while the European Central Bank introduced a bolder-than-expected package of fresh stimulus. The Fed lowered expectations for the number of rate hikes for the remainder of the 2016 calendar year amid growing caution over the fragile global recovery and deflationary pressures. The change in tone resulted in U.S. dollar weakness, which provided relief to commodities and commodity-related emerging markets such as Brazil.

The Fund’s Brazilian holdings were the most notable contributors to performance for the reporting period, as the market surged on renewed momentum to impeach President Dilma Rousseff, which spurred hopes of a change in government. The Brazilian Senate subsequently voted to impeach Rousseff and suspended her from the presidency on May 12, 2016, amid accusations that she lied about the country’s fiscal condition. Additionally, several of the Fund’s holdings in that market, including mall operator Iguatemi and retailer Arezzo, also benefited from healthy operating results over the period in the face of challenging economic conditions. Tesco Lotus Retail Growth was another key contributor to Fund performance, as the Thai property investment firm benefited from increased profits from healthy rental income.

Conversely, the position in U.S.-based property group Jones Lang LaSalle was a significant detractor from Fund performance for the reporting period amid investors’ concerns about a cyclical slowdown in the real estate industry. Thermoplastic manufacturer Victrex was weighed down by a decline in its revenue for the first half of its 2016 fiscal year. However, management expressed optimism for improvement in the second half of the year and has retained its current expectations for the full fiscal year. The Fund’s holding in Castrol India also hindered performance as the stock underperformed the overall market, given the still-challenging industrial environment.

During the reporting period, we initiated a position in Auckland International Airport, as the company recently has seen strong passenger growth and the diversification of its revenue base into aeronautical activities, retail concessions, car-parking services and property; Israeli flavors and fragrances company Frutarom, which has access to fast-growing under-penetrated segments of the market; luggage business Samsonite, which has brand strength, a robust balance sheet and well-executed management strategies, in our opinion; British software services business Aveva Group, as we believed that it had an attractive valuation following a period of significant share price weakness; Swiss financial software provider Temenos, which we feel is well-placed to benefit from structural growth drivers as technology penetrates the finance industry; UK funeral services provider Dignity, which operates in an industry with high barriers to entry, and enjoys steady growth and improving cash-flow generation; Fuller Smith & Turner, as we think that it is a well-managed brewer and pub business with a strong brand and solid asset backing; Jyothy Laboratories, a manufacturer of household products in India that in our view has attractive growth drivers; and Parque Arauco, which we believe is a well-managed owner of good quality retail property in South America.

In contrast, we exited the Fund’s positions in technology equipment manufacturer Oxford Instruments to fund what we believe are better opportunities elsewhere; consumer goods packaging products maker Silgan Holdings, as consolidation opportunities within the industry diminish and better opportunities emerge elsewhere, in our opinion; UK-based consumer products company PZ Cussons, as we think that its key market, Nigeria, poses a challenging business environment; and Israeli discount retailer Rami Levi Chain Stores on our concerns that its aggressive expansion plans have resulted in a loss of focus on earnings. We also exited animal health-focused pharmaceutical firm Societe Virbac due to our worries about falling cash flow levels and its deteriorating balance sheet.

We expect global equities to remain volatile in the near term. Despite recent relief rallies, there has been no extended market turnaround, as economic fundamentals have not changed substantially. Many unknowns remain, in our view; investors are wary of the effectiveness of central bank action, governments need to implement more proactive reforms, and there does not appear to be a sustained demand for commodities. We think that all of these factors raise the specter of a protracted global slump. Many of the companies that the Fund holds are taking the opportunity to strengthen their balance sheets. Notwithstanding the unpredictable climate, we maintain our

2016 Semi-Annual Report

Aberdeen International Small Cap Fund (Unaudited) (concluded)

confidence in our investment process, picking stocks that we believe are well-managed market leaders with efficient operations. We seek to take advantage of market turbulence to add to these high-quality holdings, which we feel can bolster the Fund’s performance.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Smaller company stocks are usually less stable in price and less liquid than those of larger, more established companies, and therefore carry greater risk to investors.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2016 Semi-Annual Report

Aberdeen International Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2016)		Six Month†		1 Yr.		5 Yr.	10 Yr.
Class A2	w/o SC	3.01%		(2.65%	)	5.00%	2.69%
	w/SC3	(2.92%	)	(8.26%	)	3.77%	2.08%
Class C	w/o SC	2.60%		(3.37%	)	4.27%	6.32%
	w/SC4	1.68%		(4.22%	)	4.27%	6.32%
Class R5,6	w/o SC	2.83%		(2.96%	)	4.71%	2.43%
Institutional Service Class[5,7]	w/o SC	3.06%		(2.55%	)	5.12%	2.79%
Institutional Class[5,8]	w/o SC	3.16%		(2.34%	)	5.33%	2.87%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund changed its investment strategy effective February 29, 2016. Performance information for periods prior to February 29, 2016 does not reflect the current investment strategy. Returns prior to July 20, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). Prior to the change of investment strategy of the Fund effective February 29, 2016, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Class A returns for periods prior to July 20, 2009, are based on the performance of Common Class shares of the Predecessor Fund, which were exchanged for Class A shares of the Fund in the reorganization. Class A and Class B shares of the Global Predecessor Fund were also exchanged for Class A shares of the Fund in the reorganization.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
6	Returns for Class R shares for periods prior to July 20, 2009 are based on the performance of Adviser Class shares of the Predecessor Fund, which were exchanged for Class R shares of the Fund in the reorganization. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses.
7	Returns before the first offering of Institutional Service Class shares (September 16, 2009) are based on the previous performance of the Fund’s Class A shares. This performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.
8	Returns before the first offering of Institutional Class shares (July 20, 2009) are based on the previous performance of Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Institutional Class shares, but have not been adjusted to reflect its lower expenses.

Semi-Annual Report 2016

Aberdeen International Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2016)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Small Cap Fund, MSCI All Country World ex-USA Small Cap Index, MSCI World Small Cap Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2016. Effective February 29, 2016, the MSCI All Country World ex-USA Small Cap Index replaced the MSCI World Small Cap Index as the Fund’s benchmark index. The Adviser believes that the MSCI All Country World ex-USA Small Cap Index is a more meaningful comparison given the Fund’s investment strategy. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 23 Emerging Markets (EM) countries. With 4,228 constituents, the index covers approximately 14% of the global equity opportunity set outside the US. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates

The MSCI World Small Cap Index captures small cap representation across 23 Developed Markets (DM) countries. With 4,281 constituents, the index covers approximately 14% of the free float-adjusted market capitalization in each country. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary

Asset Allocation
Common Stocks	97.8%
Repurchase Agreement	1.8%
Other assets in excess of liabilities	0.4%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of April 30, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Consumer Staples	19.9%
Industrials	17.9%
Consumer Discretionary	15.9%
Health Care	13.9%
Materials	12.3%
Financials	10.6%
Information Technology	3.0%
Energy	1.8%
Utilities	1.5%
Telecommunication Services	1.0%
Other	2.2%
100.0%

Semi-Annual Report 2016

Aberdeen International Small Cap Fund (Unaudited) (concluded)

Top Holdings*
Embotelladora Andina SA, Class A	4.0%
Barry Callebaut AG	3.1%
Kaba Holding AG, Class B	3.0%
OdontoPrev SA	2.9%
Clicks Group Ltd.	2.8%
Raffles Medical Group Ltd.	2.7%
Castrol (India) Ltd.	2.5%
Weir Group PLC (The)	2.4%
Iguatemi Empresa de Shopping Centers SA	2.3%
Symrise AG	2.3%
Other	72.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top Countries
United Kingdom	24.9%
Japan	9.2%
Brazil	8.6%
Germany	7.8%
Switzerland	7.6%
Chile	7.1%
India	5.4%
Hong Kong	4.9%
Thailand	3.7%
South Africa	2.8%
Other	18.0%
100.0%

Semi-Annual Report 2016

Statement of Investments

April 30, 2016 (Unaudited)

Aberdeen International Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.8%)
AUSTRALIA (2.1%)
Consumer Discretionary (2.1%)
ARB Corp. Ltd. (a)	135,700	$1,656,045
BRAZIL (8.6%)
Consumer Discretionary (2.3%)
Arezzo Industria e Comercio SA	250,100	1,763,444
Financials (2.3%)
Iguatemi Empresa de Shopping Centers SA	235,900	1,831,367
Health Care (2.9%)
OdontoPrev SA	740,000	2,250,607
Industrials (1.1%)
Wilson Sons Ltd., BDR	92,400	827,483
		6,672,901
CANADA (2.0%)
Financials (2.0%)
Canadian Western Bank	71,800	1,583,983
CHILE (7.1%)
Consumer Staples (5.9%)
Embotelladora Andina SA, Class A	1,013,400	3,144,466
Vina Concha y Toro SA	866,600	1,452,433
		4,596,899
Financials (1.2%)
Parque Arauco SA	485,726	944,728
		5,541,627
GERMANY (7.8%)
Consumer Discretionary (1.5%)
Fielmann AG (a)	15,600	1,152,711
Consumer Staples (1.7%)
KWS Saat SE (a)	3,700	1,283,958
Materials (4.6%)
FUCHS PETROLUB SE (a)	48,300	1,782,454
Symrise AG (a)	27,500	1,825,206
		3,607,660
		6,044,329
HONG KONG (4.9%)
Consumer Discretionary (2.1%)
Samsonite International SA (a)	503,100	1,614,766
Industrials (1.8%)
Kerry Logistics Network Ltd. (a)	975,000	1,375,075
Telecommunication Services (1.0%)
Asia Satellite Telecommunications Holdings Ltd.	551,500	779,234
		3,769,075
INDIA (5.4%)
Consumer Staples (1.0%)
Jyothy Laboratories Ltd. (a)	164,500	750,531
Health Care (1.9%)
Sanofi India Ltd.	22,200	1,476,486
Materials (2.5%)
Castrol (India) Ltd. (a)	333,500	1,983,839
		4,210,856
INDONESIA (2.0%)
Consumer Discretionary (2.0%)
Ace Hardware Indonesia Tbk PT (a)	21,987,800	1,538,468
ISRAEL (1.4%)
Materials (1.4%)
Frutarom Industries Ltd. (a)	21,600	1,123,177
JAPAN (9.2%)
Consumer Discretionary (1.7%)
Resorttrust, Inc. (a)	63,200	1,306,689
Consumer Staples (1.8%)
Calbee, Inc. (a)	36,000	1,401,523
Health Care (4.0%)
Asahi Intecc Co. Ltd. (a)	32,900	1,582,766
Sysmex Corp. (a)	23,600	1,475,927
		3,058,693
Industrials (1.7%)
Nabtesco Corp. (a)	59,000	1,330,993
		7,097,898
MALAYSIA (1.7%)
Consumer Staples (1.7%)
Carlsberg Brewery Malaysia Bhd	371,700	1,284,513
MEXICO (1.0%)
Industrials (1.0%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	52,700	811,606
NEW ZEALAND (1.0%)
Industrials (1.0%)
Auckland International Airport Ltd. (a)	187,000	802,177
SINGAPORE (2.7%)
Health Care (2.7%)
Raffles Medical Group Ltd. (a)	591,984	2,066,277
SOUTH AFRICA (2.8%)
Consumer Staples (2.8%)
Clicks Group Ltd.	297,900	2,175,772
SPAIN (1.9%)
Consumer Staples (1.9%)
Viscofan SA (a)	26,100	1,466,248
SWITZERLAND (7.6%)
Consumer Staples (3.1%)
Barry Callebaut AG (a)(b)	2,050	2,411,680
Industrials (3.0%)
Kaba Holding AG, Class B (a)	3,600	2,337,761

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

Statement of Investments (concluded)

April 30, 2016 (Unaudited)

Aberdeen International Small Cap Fund

	Shares or Principal Amount	Value
Information Technology (1.5%)
Temenos Group AG (a)(b)	21,300	$1,105,344
		5,854,785
THAILAND (3.7%)
Financials (2.2%)
Tesco Lotus Retail Growth Freehold & Leasehold Property Fund (c)	3,514,600	1,700,450
Utilities (1.5%)
Electricity Generating PCL, Foreign Shares (a)	225,700	1,144,069
		2,844,519
UNITED KINGDOM (24.9%)
Consumer Discretionary (4.2%)
Dignity PLC (a)	20,800	743,110
Fuller Smith & Turner PLC, Class A (a)	53,000	803,195
Millennium & Copthorne Hotels PLC	248,100	1,669,728
		3,216,033
Energy (1.8%)
John Wood Group PLC (a)	154,700	1,415,207
Financials (2.9%)
Close Brothers Group PLC (a)	63,900	1,133,249
Rathbone Brothers PLC	38,500	1,143,650
		2,276,899
Health Care (2.4%)
Dechra Pharmaceuticals PLC	112,600	1,819,653
Industrials (8.3%)
Rotork PLC (a)	572,200	1,565,386
Spirax-Sarco Engineering PLC (a)	29,700	1,483,906
Ultra Electronics Holdings PLC (a)	57,400	1,482,259
Weir Group PLC (The) (a)	106,700	1,874,253
		6,405,804
Information Technology (1.5%)
AVEVA Group PLC (a)	50,700	1,193,964
Materials (3.8%)
Croda International PLC (a)	35,900	1,581,486
Victrex PLC (a)	67,200	1,377,836
		2,959,322
		19,286,882
Total Common Stocks		75,831,138
REPURCHASE AGREEMENT (1.8%)
UNITED STATES (1.8%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.03%, dated 04/29/2016, due 05/02/2016, repurchase price $1,375,003, collateralized by U.S. Treasury Note, maturing 05/15/2025; total market value of $1,404,119	$1,375,000	1,375,000
Total Repurchase Agreement		1,375,000
Total Investments (Cost $74,039,238) (d)—99.6%		77,206,138

Other assets in excess of liabilities—0.4%		290,143
Net Assets—100.0%		$77,496,281

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	As of April 30, 2016, security is a closed-end fund incorporated in Thailand.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
BDR	Brazilian Depositary Receipt

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Aberdeen Japanese Equities Fund (Unaudited)

The Aberdeen Japanese Equities Fund (Institutional Class shares net of fees) returned -0.21% from the date of its inception on November 30, 2015, to the end of the reporting period on April 30, 2016, versus the -1.09% return of its benchmark, the Tokyo Stock Price Index (TOPIX), during the same period. For broader comparison, the average return of the Fund’s peer category of Japanese Funds (comprising 35 funds), as measured by Lipper, Inc., was -4.40% for the period.

Japanese equities fell modestly during the reporting period of November 30, 2015 to April 30, 2016, hampered by the sell-off in Chinese equities and the continued decline in the Brent crude oil price, which fell below US$30 a barrel in January 2016. Investor sentiment was dampened further by worries over the health of the global economy and a spike in the yen after the U.S. Federal Reserve (Fed) switched gears and announced a more measured approach to interest-rate hikes after embarking on policy normalization in December. Mitigating the declines were the European Central Bank’s (ECB’s) bolder-than-expected package of fresh stimulus that included cutting interest rates further into negative territory, as well as the Bank of Japan’s move to impose negative interest rates while keeping asset purchases unchanged. Towards the end of the period, the global equity markets recovered somewhat on the back of firming energy prices, the ECB’s move to maintain ultra-loose stimulus, and improving economic data from China.

In Japan, March 2016 economic data were mostly positive: rising industrial production exceeded expectations; the unemployment rate improved marginally; and the drop in retail sales was generally smaller than anticipated. Conversely, consumer prices edged lower, while leading economic indicators deteriorated, with the April Purchasing Managers Index (PMI) of manufacturing activity signaling its steepest contraction in more than three years.

Fund performance for the reporting period was bolstered by the holding in Daito Trust Construction, as its shares rose in response to recent data that revealed greater-than-expected orders in February 2016 amid still-robust housing occupancy levels. The Fund’s position in Japan Tobacco also contributed to performance. Shares of the company moved higher after it unexpectedly sought regulatory approval to raise cigarette prices beginning in April 2016. Its application was subsequently approved in February. Finally, shares of Keyence, a market-leader that taps into growing demand for factory automation, moved higher after the company reported generally better-than-expected full-year 2015 results, with healthy sales across all geographical regions.

In contrast, the lack of a position in Nippon Telegraph and Telephone Corp. (NTT) detracted from the Fund’s relative performance, as its shares performed well due to positive earnings results over the reporting period. However, the Fund has exposure to the telecom sector through the holding in KDDI. The position in Concordia Financial Group also hindered Fund performance, as shares of the company fell amid investors’ concerns that its profitability may be dampened by the imposition of negative interest rates in the country. Finally, the holding in Fanuc detracted from Fund performance for the reporting period after the robotics manufacturer reported weak quarterly results that were in line with expectations; however, its 2016 fiscal-year forecast generally did not meet the market’s expectations.

We made no major changes to the Fund during the reporting period.

In our view, investor risk appetite has improved, aided by a more stable Chinese economy and a weaker U.S. dollar attributable to the Fed’s relatively dovish monetary policy stance. However, we think that the macroeconomic backdrop remains challenging. In the Japanese market, we believe that the yen’s appreciation and a more downbeat outlook among large Japanese manufacturers are likely to constrain domestic economic growth. At the global level, it appears that accommodative central bank monetary policy may have reached its limits. Additionally, we think that the lack of commitment to fiscal expansion, especially in the coordinated manner suggested by the International Monetary Fund, may prolong the malaise. Nonetheless, we believe that companies with good balance sheets, resilient businesses and experienced management, such as the Fund’s holdings, in our opinion, should continue to thrive in spite of these challenges.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Japan region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Semi-Annual Report 2016

Aberdeen Japanese Equities Fund (Unaudited) (concluded)

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2016

Aberdeen Japanese Equities Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2016)		Inception†1
Class A	w/o SC	0.33%
	w/SC2	(6.06%	)
Class C	w/o SC	(0.70%	)
	w/SC3	(1.69%	)
Class R4	w/o SC	(0.45%	)
Institutional Service Class[4]	w/o SC	(0.21%	)
Institutional Class[4]	w/o SC	(0.21%	)

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on November 30, 2015.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

2016 Semi-Annual Report

Aberdeen Japanese Equities Fund (Unaudited)

Performance of a $1,000,000 Investment* (as of April 30, 2016)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Insitutional shares of the Aberdeen Japanese Equities Fund, the Tokyo Stock Price Index (TOPIX) and the Consumer Price Index (CPI) over inception period ended April 30, 2016. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Tokyo Stock Price Index (TOPIX) is a free-float adjusted market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section. TOPIX shows the measure of current market capitalization assuming that market capitalization as of the base date (January 4, 1968) is 100 points. Indexes are unmanaged and have been provided for comparison purposes only.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2016 (Unaudited)

Asset Allocation
Common Stocks	92.7%
Other assets in excess of liabilities	7.3%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of April 30, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Industrials	20.0%
Consumer Discretionary	14.2%
Financials	13.0%
Consumer Staples	12.8%
Information Technology	10.2%
Materials	9.0%
Health Care	8.9%
Telecommunication Services	4.6%
Other	7.3%
100.0%

Top Holdings
Keyence Corp.	6.0%
Shin-Etsu Chemical Co. Ltd.	5.6%
KDDI Corp.	4.6%
Japan Tobacco, Inc.	4.5%
Seven & i Holdings Co. Ltd.	4.1%
Nabtesco Corp.	4.1%
Amada Holdings Co. Ltd.	3.7%
Toyota Motor Corp.	3.6%
East Japan Railway Co.	3.5%
Chugai Pharmaceutical Co. Ltd.	3.4%
Other	56.9%
100.0%

Top Countries
Japan	92.7%
Other	7.3%
100.0%

2016 Semi-Annual Report

Statement of Investments

April 30, 2016 (Unaudited)

Aberdeen Japanese Equities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (92.7%) (a)
JAPAN (92.7%)
Consumer Discretionary (14.2%)
Asics Corp.	900	$17,825
Denso Corp.	400	15,204
Honda Motor Co. Ltd.	800	21,589
Rinnai Corp.	200	17,651
Sekisui House Ltd.	600	10,418
Shimano, Inc.	100	14,347
Toyota Motor Corp.	700	35,483
USS Co. Ltd.	600	9,491
		142,008
Consumer Staples (12.8%)
Japan Tobacco, Inc.	1,100	44,944
Pigeon Corp.	900	23,639
Seven & i Holdings Co. Ltd.	1,000	40,802
Unicharm Corp.	900	18,604
		127,989
Financials (13.0%)
AEON Financial Service Co. Ltd.	1,000	22,319
Concordia Financial Group Ltd. (b)(c)	4,000	19,263
Daito Trust Construction Co. Ltd.	200	28,286
Japan Exchange Group, Inc.	800	11,915
Mitsubishi Estate Co. Ltd.	1,000	19,003
Suruga Bank Ltd.	1,500	29,166
		129,952
Health Care (8.9%)
Astellas Pharma, Inc.	2,200	29,661
Chugai Pharmaceutical Co. Ltd.	1,000	33,701
Sysmex Corp.	400	25,016
		88,378
Industrials (20.0%)
Amada Holdings Co. Ltd.	3,700	37,172
Daikin Industries Ltd.	400	31,752
East Japan Railway Co.	400	35,190
FANUC Corp.	200	29,544
Makita Corp.	400	25,233
Nabtesco Corp.	1,800	40,607
		199,498
Information Technology (10.2%)
Canon, Inc.	700	19,574
Keyence Corp.	100	59,939
Yahoo Japan Corp.	4,900	21,920
		101,433
Materials (9.0%)
Kansai Paint Co. Ltd.	1,900	33,230
Shin-Etsu Chemical Co. Ltd.	1,000	56,009
		89,239
Telecommunication Services (4.6%)
KDDI Corp.	1,600	46,089
		924,586
Total Common Stocks		924,586
Total Investments (Cost $933,519) (d)—92.7%		924,586

Other assets in excess of liabilities—7.3%		72,576
Net Assets—100.0%		$997,162

(a)	All securities are fair valued. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Security is not fair valued. See Note 2(a) of the accompanying Notes to Financial Statements.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

Aberdeen Latin American Equity Fund (Unaudited)

The Aberdeen Latin American Equity Fund (Institutional Class shares at net asset value net of fees) returned 18.21% for the six-month period ended April 30, 2016, versus the 15.99% return of its benchmark, the MSCI Emerging Markets Latin America 10/40 Index, during the same period. For broader comparison, the average return of the Fund’s peer category of Latin American Funds (comprising 29 funds), as measured by Lipper, Inc., was 13.94% for the period.

Latin American equities rose during the six-month period ended April 30, 2016, outperforming the broader emerging-markets asset class, as measured by the MSCI Emerging Markets Index, amid a solid rally beginning in early 2016. Renewed weakness in commodity and energy prices initially weighed on investor sentiment, and the U.S. Federal Reserve’s interest-rate hike in December 2015 triggered some outflows from the Latin American equity markets. Brazil sank deeper into a recession, as inflation rose to a 12-year high and unemployment reached 7.6%. Finance Minister Joaquim Levy resigned in December 2015 after disagreements with both the National Congress and the Brazilian government over his policies. However, in early 2016, the Brazilian stock market gained momentum to become the strongest performer within the Latin American markets for the reporting period. Investors were buoyed by increasing optimism that President Dilma Rousseff’s impeachment would result in a change of government, which in turn would spur reforms and arrest the economy’s slide. The Brazilian Senate subsequently voted to impeach Rousseff and suspended her from the presidency on May 12, 2016, amid accusations that she lied about the country’s fiscal condition. Chile and Mexico both posted healthy gross domestic product (GDP) growth over the reporting period. Mexico’s inflation rate eased to a record low, allowing the central bank to raise interest rates in a bid to support the currency. Colombia unexpectedly hiked its benchmark interest rate as inflation surged on the back of a severe drought. In Argentina, shares rose after pro-business Mauricio Macri was elected as president, and a deal with the country’s debtors led to a bond sale to repay outstanding creditors from a 2001 default; investors responded favorably to the offering.

The Fund’s Brazilian holdings were among the biggest contributors to performance for the reporting period. Banco Bradesco’s stock price rebounded sharply to narrow the discount to its banking-sector peers, and mall operator Multiplan’s share price rose significantly. Both the banking and real estate sectors benefited from political optimism, as well as the prospect of lower interest rates, as inflation began to slow. The absence of a holding in America Movil also benefited the Fund’s relative performance, as shares of the Mexican telecom fell sharply due to continued regulatory and competitive pressures.

Conversely, the Fund’s lack of exposure to Brazilian state-owned oil company Petrobras was a key detractor from the relative performance for the reporting period, as its stock price rallied ahead of the wider Brazilian market. The holding in Valid Solucoes also weighed on Fund performance, as the payment and mobile solutions company posted weaker-than-expected results for the fourth quarter of its 2015 fiscal year because of poor performance in its means-of-payment division. Additionally, the Fund’s holding in Mexican airport operator Grupo Aeroportuario del Sureste (Asur) detracted from performance as its shares lagged the rally in the broader Latin American markets.

During the reporting period, we initiated positions in Cementos Pacasmayo, a Peruvian cement producer that we felt was attractively priced, and Grupo Lala, a leading dairy business in Mexico. We also switched a portion of the Fund’s holding in Banco Bradesco’s ordinary shares to its preferred shares in an effort to capitalize on the widening discount between the two share classes. Additionally, we exercised our rights to participate in Chilean mall operator Parque Arauco’s capital-raising, as we believed that the stock had an attractive valuation and the company had implemented a well-mapped development pipeline.

We believe that renewed investor risk appetite and the potential stabilization of the oil price for a longer period may bode well for Latin American equities. The risk of acceleration in China’s economic slowdown, or of a poor monetary policy response from the People’s Bank of China to prevent it, also may have a notable impact on the markets. With Brazilian President Dilma Rousseff’s ouster now almost complete and pragmatist Michel Temer assuming the office, all eyes have turned to watch his efforts to stem the economic slide in that country, even as his approval ratings remain low amid corruption allegations. In Mexico, although the economic outlook remains muted, we feel that the federal government appears to be making the right moves to meet its fiscal targets, cutting spending and maintaining budget austerity. Argentine President Macri is prescribing similar economic medicine, removing utilities subsidies in a bid to improve the nation’s finances. Despite the headwinds, the Fund’s positioning continues to reflect the strategy of diversification* as we look for businesses that in our view have differentiating attributes. We believe that the Fund’s holdings can take advantage of long-term growth drivers in Latin America to reap rewards and boost returns.

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

2016 Semi-Annual Report

*	Diversification does not ensure a profit or protect against a loss in a declining market.

Aberdeen Latin American Equity Fund (Unaudited) (concluded)

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Concentrating investments in Latin America subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Latin American countries may be subject to a greater degree of political, sovereign and economic instability than is the case in the United States and Europe. Some Latin American countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Because the Fund is non-diversified, the Fund may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return than it would on that of a diversified fund.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2016 Semi-Annual Report

Aberdeen Latin American Equity Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2016)		Six Month†	1 Yr.		Inception[1]
Class A	w/o SC	18.03%	(6.91%	)	(12.49%	)
	w/SC2	11.26%	(12.23%	)	(14.15%	)
Class C	w/o SC	17.76%	(7.64%	)	(13.11%	)
	w/SC3	16.76%	(8.56%	)	(13.11%	)
Class R4	w/o SC	18.11%	(7.22%	)	(12.67%	)
Institutional Service Class[4]	w/o SC	18.21%	(6.71%	)	(12.24%	)
Institutional Class[4]	w/o SC	18.21%	(6.71%	)	(12.24%	)

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on March 25, 2013.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Semi-Annual Report 2016

Aberdeen Latin American Equity Fund (Unaudited)

Performance of a $1,000,000* Investment (as of April 30, 2016)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Latin American Equity Fund, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Latin America 10/40 Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI EM Latin America 10/40 Index is designed to measure the performance of the large and mid cap segments across 5 Emerging Market (EM) countries in Latin America. With 121 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI 10/40 equity indexes are designed and maintained on a daily basis to take into consideration the 10% and 40% concentration constraints on funds subject to the UCITS III Directive. EM Latin America countries include: Brazil, Chile, Colombia, Mexico and Peru.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2016 (Unaudited)

Asset Allocation
Common Stocks	87.1%
Preferred Stocks	9.1%
Other assets in excess of liabilities	3.8%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of April 30, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Financials	34.7%
Consumer Staples	24.9%
Industrials	11.8%
Consumer Discretionary	10.6%
Energy	6.6%
Materials	5.1%
Health Care	1.4%
Information Technology	1.1%
Other	3.8%
100.0%

Top Holdings
Banco Bradesco SA, Preferred Shares	8.3%
Itau Unibanco Holding SA	7.2%
Multiplan Empreendimentos Imobiliarios SA	4.8%
Lojas Renner SA	4.4%
Fomento Economico Mexicano SAB de CV, ADR	4.4%
Grupo Financiero Banorte SAB de CV	4.2%
Ultrapar Participacoes SA	4.2%
AMBEV SA	4.1%
BRF SA	3.3%
Wal-Mart de Mexico SAB de CV	3.1%
Other	52.0%
100.0%

Top Countries
Brazil	56.5%
Mexico	22.3%
Chile	10.0%
Colombia	2.5%
Peru	2.5%
Argentina	2.4%
Other	3.8%
100.0%

Semi-Annual Report 2016

Statement of Investments

April 30, 2016 (Unaudited)

Aberdeen Latin American Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (87.1%)
ARGENTINA (2.4%)
Energy (2.4%)
Tenaris SA, ADR	3,000	$81,210
BRAZIL (47.4%)
Consumer Discretionary (7.7%)
Arezzo Industria e Comercio SA	12,601	88,849
Cia Hering	6,000	24,529
Lojas Renner SA	25,150	151,883
		265,261
Consumer Staples (8.7%)
AMBEV SA	25,328	142,796
BRF SA	7,900	113,013
Natura Cosmeticos SA	5,900	43,745
		299,554
Energy (4.2%)
Ultrapar Participacoes SA	6,800	143,187
Financials (15.6%)
BM&F Bovespa SA	16,000	79,924
Iguatemi Empresa de Shopping Centers SA	5,500	42,698
Itau Unibanco Holding SA	29,679	246,545
Multiplan Empreendimentos Imobiliarios SA	9,700	166,262
		535,429
Health Care (1.4%)
OdontoPrev SA	16,400	49,878
Industrials (5.6%)
Localiza Rent a Car SA	5,305	50,902
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	3,619	36,829
WEG SA	12,780	56,408
Wilson Sons Ltd., BDR	5,300	47,464
		191,603
Information Technology (1.1%)
Totvs SA	4,500	36,898
Materials (3.1%)
Vale SA	18,500	105,914
		1,627,724
CHILE (10.0%)
Consumer Discretionary (2.9%)
S.A.C.I. Falabella	13,100	99,242
Consumer Staples (2.9%)
Embotelladora Andina SA, Class A (a)	32,000	99,293
Financials (4.2%)
Banco Santander Chile, ADR	4,400	85,360
Parque Arauco SA	31,275	60,829
		146,189
		344,724
COLOMBIA (2.5%)
Consumer Staples (1.0%)
Almacenes Exito SA	6,400	35,991
Financials (1.5%)
Bancolombia SA	5,750	51,471
		87,462
MEXICO (22.3%)
Consumer Staples (12.3%)
Arca Continental SAB de CV	9,100	62,773
Fomento Economico Mexicano SAB de CV, ADR	1,600	149,136
Grupo Lala SAB de CV	14,000	37,440
Kimberly-Clark de Mexico SAB de CV, Class A	16,100	38,274
Organizacion Soriana SAB de CV, Class B (b)	11,500	27,679
Wal-Mart de Mexico SAB de CV	43,300	107,013
		422,315
Financials (5.1%)
Grupo Financiero Banorte SAB de CV	25,216	143,370
Grupo Financiero Santander Mexico SAB de CV, Class B	17,900	32,835
		176,205
Industrials (4.9%)
Grupo Aeroportuario del Centro Norte SAB de CV, ADR	1,800	83,574
Grupo Aeroportuario del Sureste SAB de CV, ADR, B Shares	550	84,612
		168,186
		766,706
PERU (2.5%)
Industrials (1.3%)
Grana y Montero SA, ADR	6,522	44,937
Materials (1.2%)
Cementos Pacasmayo SAA	21,677	39,258
		84,195
Total Common Stocks		2,992,021
PREFERRED STOCKS (9.1%)
BRAZIL (9.1%)
Financials (8.3%)
Banco Bradesco SA, Preferred Shares	37,730	284,134
Materials (0.8%)
Bradespar SA, Preferred Shares	7,500	18,470
Vale SA, ADR, Preferred Shares	2,300	10,442
		28,912
		313,046
Total Preferred Stocks		313,046
Total Investments (Cost $4,532,749) (c)—96.2%		3,305,067

Other assets in excess of liabilities—3.8%		129,636
Net Assets—100.0%		$3,434,703

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Statement of Investments (concluded)

April 30, 2016 (Unaudited)

Aberdeen Latin American Equity Fund

(a)	This share class contains full voting rights and no preference on dividends. The two share classes of this company are formally labeled as preferred.
(b)	Non-income producing security.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

Aberdeen U.S. Mid Cap Equity Fund (Unaudited)

The Aberdeen U.S. Mid Cap Equity Fund (Institutional Class shares net of fees) returned 7.90% from the date of its inception on February 29, 2016, to the end of the reporting period on April 30, 2016, versus 8.75% for its benchmark, the Russell Midcap Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Mid-Cap Core Funds (consisting of 158 funds), as measured by Lipper, Inc., was 9.88% for the period.

Major North American equity market indices saw mixed performance amid periods of volatility during the reporting period of February 29, 2016 to April 30, 2016. U.S. mid-cap stocks, as measured by the Russell Midcap Index, gained 8.75% versus the respective 7.20% and 9.33% returns of the broader-market S&P 500 Index and the Russell 2000 Index, the small-cap company benchmark. All 10 sectors within the Russell Midcap Index recorded positive returns over the reporting period. The energy, materials and financials sectors garnered double-digit gains and were the strongest performers within the Russell Midcap Index for the two-month period, while the consumer discretionary, consumer staples and information technology sectors were the most notable market laggards.

On the closely watched monetary policy front over the reporting period, the U.S. Federal Reserve (Fed) left the federal funds rate unchanged following its meeting in March 2016. In late April, the Fed announced its intention to maintain the federal funds rate at a range of 0.25%-0.50% for the foreseeable future. The central bank noted that, while household spending growth has moderated, real income has increased and consumer sentiment remains high. Perhaps more importantly, in our view, the Fed removed risk language referencing concerns about global economic and financial developments from its statement, which we believe may leave a June 2016 interest rate hike on the table.

U.S. economic data reports released over the reporting period were generally mixed, in our view. Gross domestic product (GDP) grew at a generally lower-than-expected rate of 0.5% in the first quarter of 2016, down from the 1.4% rate in the previous quarter. The U.S. Department of Commerce attributed the slowdown to a decline in nonresidential fixed investment and a rise in imports (which are subtracted from GDP), which offset the positive impact of increases in consumer spending and residential fixed investment for the quarter. According to the U.S. Department of Labor, the U.S. economy added an average of nearly 190,000 jobs per month over the reporting period, and the unemployment rate was unchanged at 5.0%. The labor force participation rate* rose steadily for most of the reporting period before dipping slightly in April, ending 0.3% higher at 62.8%. Additionally, average hourly earnings rose 2.5% year-over-year for the period ended April 30, 2016, modestly outpacing the core inflation rate (which excludes food and energy costs) of 2.2%.

Aberdeen’s investment approach is based on bottom-up company analysis. We believe that, given the inefficiency of markets, strong long-term returns are achieved by identifying good-quality stocks, buying them at reasonable prices and holding them for the long run. In our view, sound fundamentals drive stock prices over time. As a consequence of our rigorous selection criteria, we introduce new stocks infrequently, the result of which is reflected in our portfolios’ typically low annual turnover rates. Our research process relies primarily on gathering information from meetings with company management and public filings. We prepare written analysis after each management meeting in a standard Aberdeen format used by our regional teams worldwide. Investment in a new company is made only after our investment managers have met with management, written detailed research reports and thoroughly discussed the merits of the company in a team-based setting. We do not actively seek to overweight or underweight companies in a benchmark index. Instead, we focus on each investment on its own merit. We will not own a stock due solely to its sizeable position in an index.

After the Fund was launched on February 29, 2016, the Aberdeen North American Equity team began to position the Fund in accordance with Aberdeen’s investment process.

We expect the equity markets to maintain the level of volatility that we have seen thus far in 2016. We believe that investors will continue to focus on Fed action (or inaction), the outcome of a what has been a contentious U.S. presidential election, in addition to any impact from the macroeconomic environment beyond our borders. In short, we think that investor sentiment around these issues may dictate the performance of the markets more in the short term than actual underlying corporate fundamentals.

Stepping back and looking at our businesses, however, we feel that the underlying environment remains supportive, though it is not flourishing. Management teams of the companies that the Fund holds have reacted to the broader macroeconomic uncertainty, which has presented itself in fits and starts for the better part of a year. While capital investment has continued, albeit at a tepid pace, we have also seen companies more apt to borrow ahead of interest-rate increases, using the debt largely to fund mergers and acquisitions, and in rarer cases, share repurchase activity. We are constantly discussing the use of leverage with the management teams of the Fund’s company holdings in an effort to ensure that their borrowing does not lend risk to the companies’ balance sheets and that earnings per share (EPS) “accretion” (i.e., increasing the EPS) is not the driving motivation, but that every decision has a sound strategic rationale and improves the prospects for the business. Furthermore, we think there also remains uncertainty in actual supply/demand dynamics for commodity-related industries going forward, while more recently in the retail sector, companies are trying to move their business models to thrive – if not simply survive – in the new multi-channel retail landscape.

For the overall U.S. equity market, valuations are neither cheap nor expensive, but appear to be fair in the context of underlying earnings growth, in our opinion. Volatility presents challenges, but also opportunities for those that can look beyond a quarter or two towards the long-term prospects of businesses. Amid this landscape, we feel that selectivity – and, therefore, active management – are crucial.

2016 Semi-Annual Report

*	The labor force participation rate is expressed as a percentage of the U.S. population aged 16 years and older working or actively seeking work.

Aberdeen U.S. Mid Cap Equity Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade decrease in value.

The investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Equity stocks of mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2016 Semi-Annual Report

Aberdeen U.S. Mid Cap Equity Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2016)		Inception†1
Class A	w/o SC	7.80%
	w/SC2	1.60%
Class C	w/o SC	7.70%
	w/SC3	6.70%
Class R4	w/o SC	7.80%
Institutional Service Class[4]	w/o SC	7.90%
Institutional Class[4]	w/o SC	7.90%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Fund commenced operations on February 29, 2016.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Semi-Annual Report 2016

Aberdeen U.S. Mid Cap Equity Fund (Unaudited)

Performance of a $1,000,000 Investment* (as of April 30, 2016)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional shares of the Aberdeen U.S. Mid Cap Equity Fund, Russell Midcap® Index and the Consumer Price Index (CPI) over inception period ended April 30, 2016. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2016 (Unaudited)

Asset Allocation
Common Stocks	97.8%
Other assets in excess of liabilities	2.2%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of April 30, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Financials	18.6%
Industrials	16.2%
Health Care	14.9%
Information Technology	13.1%
Consumer Discretionary	12.2%
Consumer Staples	8.3%
Materials	7.1%
Utilities	4.5%
Energy	2.9%
Other	2.2%
100.0%

Top Holdings
M&T Bank Corp.	3.7%
Molson Coors Brewing Co.	3.6%
BorgWarner, Inc.	3.3%
Baxter International, Inc.	3.3%
PVH Corp.	3.2%
Casey’s General Stores, Inc.	3.1%
Bank of the Ozarks, Inc.	3.1%
International Flavors & Fragrances, Inc.	3.0%
Core Laboratories NV	2.9%
PAREXEL International Corp.	2.7%
Other	68.1%
100.0%

Top Countries
United States	91.9%
Netherlands	2.9%
Israel	2.0%
Canada	1.0%
Other	2.2%
100.0%

Semi-Annual Report 2016

Statement of Investments

April 30, 2016 (Unaudited)

Aberdeen U.S. Mid Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.8%)
CANADA (1.0%)
Industrials (1.0%)
Ritchie Bros Auctioneers, Inc.	382	$10,960
ISRAEL (2.0%)
Information Technology (2.0%)
Check Point Software Technologies Ltd. (a)	256	21,215
NETHERLANDS (2.9%)
Energy (2.9%)
Core Laboratories NV	234	31,276
UNITED STATES (91.9%)
Consumer Discretionary (12.2%)
BorgWarner, Inc.	1,001	35,956
Pool Corp.	200	17,482
PVH Corp.	355	33,938
Ross Stores, Inc.	400	22,712
Tiffany & Co.	300	21,405
		131,493
Consumer Staples (8.3%)
Casey’s General Stores, Inc.	300	33,600
Mead Johnson Nutrition Co.	200	17,430
Molson Coors Brewing Co.	400	38,252
		89,282
Financials (18.6%)
Bank of the Ozarks, Inc.	800	33,040
CBOE Holdings, Inc.	454	28,130
Digital Realty Trust, Inc., REIT	249	21,907
Healthcare Realty Trust, Inc., REIT	700	21,196
Jones Lang LaSalle, Inc.	239	27,526
M&T Bank Corp.	338	39,992
Moody’s Corp.	300	28,716
		200,507
Health Care (14.9%)
Baxter International, Inc.	800	35,376
Cerner Corp. (a)	400	22,456
Globus Medical, Inc., Class A (a)	1,000	25,040
Mettler-Toledo International, Inc. (a)	60	21,477
PAREXEL International Corp. (a)	484	29,573
Teleflex, Inc.	171	26,638
		160,560
Industrials (15.2%)
CH Robinson Worldwide, Inc.	200	14,194
Equifax, Inc.	239	28,739
Kansas City Southern	236	22,361
Republic Services, Inc.	585	27,536
Rockwell Automation, Inc.	238	27,006
Snap-on, Inc.	135	21,503
Verisk Analytics, Inc. (a)	300	23,274
		164,613
Information Technology (11.1%)
Alliance Data Systems Corp. (a)	138	28,057
Analog Devices, Inc.	400	22,528
FEI Co.	300	26,706
Genpact Ltd. (a)	800	22,312
Paychex, Inc.	400	20,848
		120,451
Materials (7.1%)
International Flavors & Fragrances, Inc.	273	32,615
Sherwin-Williams Co.	72	20,686
Sonoco Products Co.	500	23,445
		76,746
Utilities (4.5%)
American Water Works Co., Inc.	300	21,828
CMS Energy Corp.	651	26,483
		48,311
		991,963
Total Common Stocks		1,055,414
Total Investments (Cost $979,151) (b)—97.8%		1,055,414

Other assets in excess of liabilities—2.2%		23,726
Net Assets—100.0%		$1,079,140

(a)	Non-income producing security.
(b)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

As of October 31, 2015, the Fund’s name changed from Aberdeen U.S. Equity Fund to Aberdeen U.S. Multi-Cap Equity Fund to better reflect the market capitalization of the Fund’ equity portfolio going forward. Effective October 31, 2015, the Fund’s portfolio management team began investing more heavily in U.S. equity securities of small- and mid-capitalization companies than it had in the past. The Fund also changed it benchmark at that time from the Standard & Poor’s (S&P) 500 Index to the Russell 3000 Index. The Fund’s investment adviser believes that the Russell 3000 Index is a more meaningful comparison index given the size of the companies in which the Fund intends to invest.

The Aberdeen U.S. Multi-Cap Equity Fund (Institutional Class shares net of fees) returned 1.10% for the six-month period ended April 30, 2016, versus the 0.06% return of its benchmark, the Russell 3000 Index, and 0.43% for the broader-market S&P 500 Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Multi-Cap Core Funds (consisting of 274 funds), as measured by Lipper, Inc., was -1.31% for the period.

Major North American equity market indices saw mixed performance amid periods of volatility over the six-month period ended April 30, 2016, weathering a downturn in late April amid a sell-off in the technology sector and concerns about slowing U.S. economic growth. Shares of large-cap companies, as measured by the broader-market S&P 500 Index, returned 0.43%, outpacing the -1.90% return of their small-cap counterparts, as represented by the Russell 2000 Index, but underperforming the 0.81% gain the Russell Midcap Index, the mid-cap equity market benchmark. The generally more defensive and higher-dividend-paying utilities and telecommunication services sectors were the strongest performers within the Russell 3000 Index for the reporting period, while the more cyclical information technology and healthcare sectors were the primary market laggards.

As widely expected, the U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (0.25%) in mid-December 2015, and subsequently left the benchmark interest rate unchanged following its meetings in January and March 2016. Towards the end of the reporting period in April, the Fed announced its intention to maintain the federal funds rate at a range of 0.25%-0.50% for the foreseeable future. The central bank noted that, while household spending growth has moderated, real income has increased and consumer sentiment remains high. Perhaps more importantly, in our view, the Fed removed risk language referencing concerns about global economic and financial developments from its statement, which we believe may leave a June 2016 interest rate hike on the table.

U.S. economic data reports released over the reporting period were generally mixed, in our view. Gross domestic product (GDP) expanded by 1.4% in the fourth quarter of 2015, but subsequently decelerated to a 0.5% rate in the first quarter of 2016. The U.S. Department of Commerce attributed the slowdown to a decline in nonresidential fixed investment and a rise in imports (which are subtracted from GDP), which offset the positive impact of increases in consumer spending and residential fixed investment for the quarter. According to the U.S. Department of Labor, the U.S. economy added an average of nearly 190,000 jobs per month over the six-month reporting period, and the unemployment rate was unchanged at 5.0%. The labor force participation rate* rose steadily for most of the reporting period before dipping slightly in April, ending 0.3% higher at 62.8%. Additionally, average hourly earnings rose 2.5% year-over-year for the period ended April 30, 2016, modestly outpacing the core inflation rate (which excludes food and energy costs) of 2.2%.

Fund performance for the reporting period was bolstered mainly by an underweight allocation to the information technology sector relative to the benchmark, as well as overall positioning in the healthcare sector. The most notable contributors among individual holdings included medical technology products maker Teleflex and diversified healthcare company Baxter International.

Teleflex continues to experience pressures on its revenue due to foreign exchange, but the underlying business has proven fairly resilient, in our view, with a strong focus on margin improvements through restructuring and efficiency efforts. Baxter International’s quarterly results over the reporting period benefited from healthy revenue growth in its hospital products segment and international business. Additionally, similar to Teleflex, Baxter International also is focusing on margin improvement by rationalizing costs. The lack of exposure to Apple also had a positive impact on Fund performance as its share price fell sharply over the reporting period. While we acknowledge the company’s innovations, we historically have had issues with the lack of visibility into its business and its high dependence on a single product.

Overall positioning in the financials sector and stock selection in the materials sector weighed modestly on Fund performance for the period. The most significant individual stock detractors from performance were Arkansas-based Bank of the Ozarks, IT and business outsourcing services provider Cognizant Technology Solutions, and biopharmaceutical firm Gilead Sciences. Bank of the Ozarks reported relatively strong results during the reporting period attributable to an increase in net interest income and improved credit quality in its loan portfolio. However, the company’s shares declined along with those of its peers in the banking sector due to more dovish monetary policy signals from the Fed in addition to concerns about slowing commercial real estate activity. Cognizant Technology Solutions recorded generally positive results over the reporting period, with particular strength in its financial and healthcare segments. Nonetheless, the company’s shares declined along with those of its peers amid the sell-off in the information technology sector. The company also has faced questions about the pace of revenue growth, as well as a potential shift in competitive landscape going forward as it looks toward higher-value-added services. Finally, Gilead Sciences saw a slowdown in revenue growth over the reporting period. Relative weakness in the U.S. offset strength in Europe and an increase in sales of the company’s Sovaldi and Harvoni, its two hepatitis treatment medications, in Japan.

Semi-Annual Report 2016

*	The labor force participation rate is expressed as a percentage of the U.S. population aged 16 years and older working or actively seeking work.

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited) (concluded)

Following the renaming of the Fund and the change in its investment objective on October 31, 2015, the Aberdeen North American Equity team began to position the Fund in accordance with Aberdeen’s investment process. We subsequently established a new holding in consumer credit reporting services provider Equifax and exited the position in analytics software company Fair Isaac Corp. (FICO).

We expect the equity markets to maintain the level of volatility that we have seen thus far in 2016. We believe that investors will continue to focus on Fed action (or inaction), the outcome of a what has been a contentious U.S. presidential election, in addition to any impact from the macroeconomic environment beyond our borders. In short, we think that investor sentiment around these issues may dictate the performance of the markets more in the short term than actual underlying corporate fundamentals.

Stepping back and looking at our businesses, however, we feel that the underlying environment remains supportive, though it is not flourishing. Management teams of the companies that the Fund holds have reacted to the broader macroeconomic uncertainty, which has presented itself in fits and starts for the better part of a year. While capital investment has continued, albeit at a tepid pace, we have also seen companies more apt to borrow ahead of interest-rate increases, using the debt largely to fund mergers and acquisitions, and in rarer cases, share repurchase activity. We are constantly discussing the use of leverage with the management teams of the Fund’s company holdings in an effort to ensure that their borrowing does not lend risk to the companies’ balance sheets and that earnings per share (EPS) “accretion” (i.e., increasing the EPS) is not the driving motivation, but that every decision has a sound strategic rationale and improves the prospects for the business. Furthermore, we think there also remains uncertainty in actual supply/demand dynamics for commodity-related industries going forward, while more recently in the retail sector, companies are trying to move their business models to thrive – if not simply survive – in the new multi-channel retail landscape.

For the overall U.S. equity market, valuations are neither cheap nor expensive, but appear to be fair in the context of underlying earnings growth. in our opinion. Volatility presents challenges, but also opportunities for those that can look beyond a quarter or two towards the long-term prospects of businesses. Amid this landscape, we feel that selectivity – and, therefore, active management – are crucial.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade decrease in value.

The investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2016

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2016)		Six Month†		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	0.90%		(1.82%	)	6.87%	4.84%
	w/SC2	(4.87%	)	(7.48%	)	5.62%	4.22%
Class C	w/o SC	0.53%		(2.54%	)	6.09%	4.11%
	w/SC3	(0.42%	)	(3.46%	)	6.09%	4.11%
Class R4	w/o SC	0.80%		(2.06%	)	6.63%	4.64%
Institutional Service Class[4,5]	w/o SC	1.07%		(1.59%	)	7.12%	5.13%
Institutional Class[4]	w/o SC	1.10%		(1.52%	)	7.19%	5.17%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	Returns from June 23, 2008 to October 9, 2011 reflect the performance of a predecessor fund (the “Predecessor Fund”). In addition, after February 28, 2009, the Predecessor Fund changed its investment style and became diversified. The returns prior to June 23, 2008 reflect the performance of another predecessor fund (the “Second Predecessor Fund”), which was acquired by the Predecessor Fund. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (October 10, 2011) are based on the previous performance of the Institutional Class of the Predecessor Fund and Second Predecessor Fund. This performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the two classes.

2016 Semi-Annual Report

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2016)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Multi-Cap Equity Fund, Russell 3000® Index, S&P 500 Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2016. Effective October 31, 2015, the Russell 3000 Index replaced the S&P 500 Index as the Fund’s benchmark index. The Adviser believes that the Russell 3000 Index is a more meaningful comparison index given the size of the companies in which the Fund intends to invest. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

The S&P 500® Index represents largecap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available U.S. market capitalization.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2016 (Unaudited)

Asset Allocation
Common Stocks	98.6%
Repurchase Agreement	1.5%
Liabilities in excess of other assets	(0.1%	)
	100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of April 30, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Financials	16.3%
Industrials	16.2%
Consumer Staples	13.2%
Information Technology	12.1%
Health Care	12.1%
Consumer Discretionary	11.6%
Materials	10.2%
Energy	6.9%
Other	1.4%
100.0%

Top Holdings*
Visa, Inc., Class A	4.0%
M&T Bank Corp.	3.6%
CVS Health Corp.	3.4%
Charles Schwab Corp. (The)	3.3%
PVH Corp.	3.2%
Intercontinental Exchange, Inc.	3.0%
EOG Resources, Inc.	3.0%
Casey’s General Stores, Inc.	3.0%
PAREXEL International Corp.	2.9%
Oracle Corp.	2.8%
Other	67.8%
100.0%

Top Countries
United States	95.6%
Canada	2.7%
Netherlands	1.8%
Other	(0.1%	)
	100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2016 Semi-Annual Report

Statement of Investments

April 30, 2016 (Unaudited)

Aberdeen U.S. Multi-Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.6%)
CANADA (2.7%)
Industrials (2.7%)
Canadian National Railway Co.	155,562	$9,576,397
NETHERLANDS (1.8%)
Energy (1.8%)
Core Laboratories NV	47,600	6,362,216
UNITED STATES (94.1%)
Consumer Discretionary (11.6%)
BorgWarner, Inc.	226,877	8,149,422
Comcast Corp., Class A	117,900	7,163,604
Pool Corp.	65,000	5,681,650
PVH Corp.	117,056	11,190,553
TJX Cos., Inc.	114,985	8,718,163
		40,903,392
Consumer Staples (13.2%)
Casey’s General Stores, Inc.	93,100	10,427,200
Costco Wholesale Corp.	53,602	7,940,065
CVS Health Corp.	120,064	12,066,432
Estee Lauder Cos., Inc., Class A	76,453	7,329,549
Philip Morris International, Inc.	90,483	8,878,192
		46,641,438
Energy (5.1%)
EOG Resources, Inc.	126,228	10,428,957
Schlumberger Ltd.	94,466	7,589,399
		18,018,356
Financials (16.3%)
American International Group, Inc.	132,325	7,386,381
Bank of the Ozarks, Inc.	192,220	7,938,686
Charles Schwab Corp. (The)	407,300	11,571,393
Intercontinental Exchange, Inc.	43,927	10,543,798
M&T Bank Corp.	107,800	12,754,896
Moody’s Corp.	76,800	7,351,296
		57,546,450
Health Care (12.1%)
Baxter International, Inc.	167,000	7,384,740
Gilead Sciences, Inc.	85,399	7,533,046
Globus Medical, Inc., Class A (a)	351,473	8,800,884
PAREXEL International Corp. (a)	164,700	10,063,170
Teleflex, Inc.	56,732	8,837,711
		42,619,551
Industrials (13.5%)
Deere & Co.	98,129	8,253,630
Equifax, Inc.	62,153	7,473,898
Lockheed Martin Corp.	41,982	9,755,777
RBC Bearings, Inc. (a)	97,701	7,161,483
Rockwell Automation, Inc.	67,600	7,670,572
Verisk Analytics, Inc. (a)	96,561	7,491,203
		47,806,563
Information Technology (12.1%)
Cognizant Technology Solutions Corp., Class A (a)	162,600	9,490,962
Oracle Corp.	247,529	9,866,506
Texas Instruments, Inc.	162,700	9,280,408
Visa, Inc., Class A	181,076	13,986,310
		42,624,186
Materials (10.2%)
Compass Minerals International, Inc.	113,600	8,515,456
Ecolab, Inc.	77,200	8,876,456
Praxair, Inc.	78,905	9,268,181
Sensient Technologies Corp.	141,400	9,509,150
		36,169,243
		332,329,179
Total Common Stocks		348,267,792
REPURCHASE AGREEMENT (1.5%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.03%, dated 04/29/2016, due 05/02/2016, repurchase price 5,413,014 collateralized by U.S. Treasury Note, maturing 05/15/2025; total market value of $5,523,213	$5,413,000	5,413,000
Total Repurchase Agreement		5,413,000
Total Investments (Cost $307,751,894) (b)—100.1%		353,680,792

Liabilities in excess of other assets—(0.1)%		(402,181)
Net Assets—100.0%		$353,278,611

(a)	Non-income producing security.
(b)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

As of February 29, 2016, the Fund’s investment strategy changed and its name changed from Aberdeen Small Cap Fund to Aberdeen U.S. Small Cap Equity Fund. Performance information for periods prior to February 29, 2016 does not reflect the current investment strategy.

The Aberdeen U.S. Small Cap Equity Fund (Institutional Class shares net of fees) returned 5.78% for the six-month period ended April 30, 2016, versus -1.90% for its benchmark, the Russell 2000 Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Small-Cap Core Funds (consisting of 296 funds), as measured by Lipper, Inc., was -1.14% for the period.

Major North American equity market indices saw mixed performance amid periods of volatility over the six-month period ended April 30, 2016, with pronounced market weakness in January followed by a rebound in the latter half of the period as global economic concerns waned. Shares of U.S. small-cap companies, as represented by the Russell 2000 Index, returned -1.90% and underperformed their large-cap counterparts, as measured by the broader-market S&P 500 Index, which posted a modest gain of 0.43% for the period. The utilities and materials sectors were the strongest-performing sectors within the Russell 2000 Index for the reporting period, while the energy and healthcare sectors recorded negative returns and were the primary market laggards.

As widely expected, the U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (0.25%) in mid-December 2015, and subsequently left the benchmark interest rate unchanged following its meetings in January and March 2016. Towards the end of the reporting period in April, the Fed announced its intention to maintain the federal funds rate at a range of 0.25%-0.50% for the foreseeable future. The central bank noted that, while household spending growth has moderated, real income has increased and consumer sentiment remains high. Perhaps more importantly, in our view, the Fed removed risk language referencing concerns about global economic and financial developments from its statement, which we believe may leave a June 2016 interest rate hike on the table.

U.S. economic data reports released over the reporting period were generally mixed, in our view. Gross domestic product (GDP) expanded by 1.4% in the fourth quarter of 2015, but subsequently decelerated to a 0.5% rate in the first quarter of 2016. The U.S. Department of Commerce attributed the slowdown to a decline in nonresidential fixed investment and a rise in imports (which are subtracted from GDP), which offset the positive impact of increases in consumer spending and residential fixed investment for the quarter. According to the U.S. Department of Labor, the U.S. economy added an average of nearly 190,000 jobs per month over the six-month reporting period, and the unemployment rate was unchanged at 5.0%. The labor force participation rate* rose steadily for most of the reporting period before dipping slightly in April, ending 0.3% higher at 62.8%. Additionally, average hourly earnings rose 2.5% year-over-year for the period ended April 30, 2016, modestly outpacing the core inflation rate (which excludes food and energy costs) of 2.2%.

Stock selection in the healthcare, information technology and industrials sectors bolstered the Fund’s relative performance for the reporting period. The most notable contributors among individual holdings were waste management services provider Progressive Waste Solutions, payment-processing services provider Heartland Payment Systems, and life sciences technology company FEI Company. Shares of Progressive Waste Solutions rose sharply in January 2016 following the announcement that Waste Connections would acquire the firm. We subsequently exited the position in February due to the run-up in the stock price and our belief that there were better opportunities elsewhere. In December 2015, Global Payments (which the Fund does not hold) announced an agreement to purchase Heartland Payment Systems for $3.8 billion in cash and stock. We exited the Fund’s position in the company in February 2016. FEI Company’s results for its 2015 fiscal year benefited from higher operating margins, strong order bookings, and an increased backlog of orders.

Conversely, the Fund’s relative performance for the period was hampered somewhat by the lack of exposure to the utilities sector and an underweight allocation to the financials sector relative to its benchmark, the Russell 2000 Index. The primary individual stock detractors included optoelectronic components manufacturer OSI Systems, Multi-Color Corp., a global maker of packaging labels, and Arkansas-based Bank of the Ozarks. OSI Systems’ results for the second and third quarters of its 2016 fiscal year generally did not meet investors’ expectations due to customer order delays in the security segment and relatively weak healthcare product rollouts. Multi-Color Corp. posted relatively mixed operating results over the reporting period. Strength in the company’s Wine & Spirit unit was offset by weakness in North America, along with incurred restructuring costs and higher expenses. Bank of the Ozarks reported relatively strong results during the reporting period attributable to an increase in net interest income and improved credit quality in its loan portfolio. However, the company’s shares declined along with those of its peers in the banking sector due to more dovish monetary policy signals from the Fed in addition to concerns about slowing commercial real estate activity.

During the reporting period, we initiated holdings in regional bank Glacier Bancorp; IT services provider ExlService Holdings; specialized electronic systems components manufacturer OSI Systems; integrated facility solutions provider ABM Industries; exchange-traded funds (ETF) – focused asset manager WisdomTree Investments; and Ritchie Brothers Auctioneers, a Canadian company that is a global leader in industrial auctions. In addition to Progressive Waste Solutions and Heartland Payment Systems, as noted previously, we exited the Fund’s position in private-label packaged foods maker TreeHouse Foods.

*	The labor force participation rate is expressed as a percentage of the U.S. population aged 16 years and older working or actively seeking work.

2016 Semi-Annual Report

Aberdeen U.S. Small Cap Equity Fund (Unaudited) (concluded)

We expect the equity markets to maintain the level of volatility that we have seen thus far in 2016. We believe that investors will continue to focus on Fed action (or inaction), the outcome of a what has been a contentious U.S. presidential election, in addition to any impact from the macroeconomic environment beyond our borders. In short, we think that investor sentiment around these issues may dictate the performance of the markets more in the short term than actual underlying corporate fundamentals.

Stepping back and looking at our businesses, however, we feel that the underlying environment remains supportive, though it is not flourishing. Management teams of the companies that the Fund holds have reacted to the broader macroeconomic uncertainty, which has presented itself in fits and starts for the better part of a year. While capital investment has continued, albeit at a tepid pace, we have also seen companies more apt to borrow ahead of interest-rate increases, using the debt largely to fund mergers and acquisitions, and in rarer cases, share repurchase activity. We are constantly discussing the use of leverage with the management teams of the Fund’s company holdings in an effort to ensure that their borrowing does not lend risk to the companies’ balance sheets and that earnings per share (EPS) “accretion” (i.e., increasing the EPS) is not the driving motivation, but that every decision has a sound strategic rationale and improves the prospects for the business. Furthermore, we think there also remains uncertainty in actual supply/demand dynamics for commodity-related industries going forward, while more recently in the retail sector, companies are trying to move their business models to thrive – if not simply survive – in the new multi-channel retail landscape.

For the overall U.S. equity market, valuations are neither cheap nor expensive, but appear to be fair in the context of underlying earnings growth, in our opinion. Volatility presents challenges, but also opportunities for those that can look beyond a quarter or two towards the long-term prospects of businesses. Amid this landscape, we feel that selectivity – and, therefore, active management – are crucial.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2016 Semi-Annual Report

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2016)		Six Month†		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	5.63%		10.84%	11.09%	6.36%
	w/SC2	(0.42%	)	4.46%	9.79%	5.73%
Class C	w/o SC	5.24%		10.08%	10.33%	5.63%
	w/SC3	4.24%		9.08%	10.33%	5.63%
Class R4	w/o SC	5.53%		10.62%	10.86%	6.13%
Institutional Service Class[4]	w/o SC	5.73%		11.15%	11.42%	6.68%
Institutional Class[4]	w/o SC	5.78%		11.20%	11.46%	6.69%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund changed its investment strategy effective February 29, 2016. Performance information for periods prior to February 29, 2016 does not reflect the current investment strategy. Returns prior to June 23, 2008 incorporate the performance of the predecessor fund (the “Predecessor Fund”). Prior to the change of the investment strategy of the Fund effective February 29, 2016, the Fund and the Predecessor Fund had similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Semi-Annual Report 2016

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2016)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Small Cap Equity Fund, the Russell 2000® Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2016. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 2000® Index measures performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and it represents approximately 8% of the U.S. market. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased barometer for the small-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2016 (Unaudited)

Asset Allocation
Common Stocks	97.0%
Repurchase Agreement	2.3%
Other assets in excess of liabilities	0.7%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of April 30, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Financials	19.4%
Industrials	18.2%
Consumer Discretionary	13.0%
Information Technology	12.1%
Health Care	11.2%
Materials	10.7%
Consumer Staples	8.3%
Telecommunication Services	2.5%
Energy	1.6%
Other	3.0%
100.0%

Top Holdings*
Multi-Color Corp.	3.2%
Emergent BioSolutions, Inc.	2.7%
G-III Apparel Group Ltd.	2.6%
Quaker Chemical Corp.	2.6%
PAREXEL International Corp.	2.6%
Canadian Western Bank	2.6%
Littelfuse, Inc.	2.6%
Gibraltar Industries, Inc.	2.5%
Shenandoah Telecommunications Co.	2.5%
Globus Medical, Inc., Class A	2.4%
Other	73.7%
100.0%

Top Countries
United States	95.7%
Canada	3.6%
Other	0.7%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semi-Annual Report 2016

Statement of Investments

April 30, 2016 (Unaudited)

Aberdeen U.S. Small Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.0%)
CANADA (3.6%)
Financials (2.6%)
Canadian Western Bank	732,987	$16,170,463
Industrials (1.0%)
Ritchie Bros Auctioneers, Inc.	212,702	6,102,421
		22,272,884
UNITED STATES (93.4%)
Consumer Discretionary (13.0%)
Core-Mark Holding Co., Inc.	165,202	13,490,396
Culp, Inc.	408,038	10,706,917
Drew Industries, Inc.	130,287	8,446,506
G-III Apparel Group Ltd. (a)	364,373	16,487,878
Hibbett Sports, Inc. (a)	241,910	8,732,951
La Quinta Holdings, Inc. (a)	710,186	9,069,075
Pool Corp.	153,719	13,436,578
		80,370,301
Consumer Staples (8.3%)
Cal-Maine Foods, Inc.	265,125	13,457,745
Casey’s General Stores, Inc.	131,701	14,750,512
J&J Snack Foods Corp.	121,350	12,272,125
WD-40 Co.	105,063	10,747,945
		51,228,327
Energy (1.6%)
Forum Energy Technologies, Inc. (a)	601,747	10,073,245
Financials (16.8%)
AMERISAFE, Inc.	227,126	12,237,549
Bank of the Ozarks, Inc.	321,264	13,268,203
Boston Private Financial Holdings, Inc.	1,092,865	13,354,810
Glacier Bancorp, Inc.	281,440	7,286,482
Healthcare Realty Trust, Inc., REIT	336,678	10,194,610
MarketAxess Holdings, Inc.	79,333	9,738,919
Sabra Health Care REIT, Inc.	429,473	9,057,586
Univest Corp. of Pennsylvania	434,322	8,573,516
WisdomTree Investments, Inc.	538,651	5,865,909
WSFS Financial Corp.	418,479	14,286,873
		103,864,457
Health Care (11.2%)
Emergent BioSolutions, Inc. (a)	430,898	16,598,191
Globus Medical, Inc., Class A (a)	611,079	15,301,418
PAREXEL International Corp. (a)	266,219	16,265,981
Prestige Brands Holdings, Inc. (a)	183,215	10,402,948
US Physical Therapy, Inc.	221,695	11,053,713
		69,622,251
Industrials (17.2%)
ABM Industries, Inc.	223,624	7,193,984
Actuant Corp., Class A	419,355	11,200,972
Beacon Roofing Supply, Inc. (a)	230,037	9,829,481
Curtiss-Wright Corp.	175,179	13,415,208
Gibraltar Industries, Inc. (a)	591,223	15,637,849
Multi-Color Corp.	327,916	19,619,214
RBC Bearings, Inc. (a)	207,824	15,233,499
US Ecology, Inc.	325,272	14,646,998
		106,777,205
Information Technology (12.1%)
ExlService Holdings, Inc. (a)	180,355	8,727,379
Fair Isaac Corp.	131,663	14,049,759
FEI Co.	169,761	15,112,124
Littelfuse, Inc.	136,228	15,867,837
OSI Systems, Inc. (a)	150,663	7,667,240
Syntel, Inc. (a)	178,561	7,594,199
Teradyne, Inc.	300,083	5,674,570
		74,693,108
Materials (10.7%)
Compass Minerals International, Inc.	158,087	11,850,201
Kaiser Aluminum Corp.	149,454	14,172,723
Quaker Chemical Corp.	183,533	16,345,449
Sensient Technologies Corp.	225,748	15,181,553
Silgan Holdings, Inc.	172,696	8,762,595
		66,312,521
Telecommunication Services (2.5%)
Shenandoah Telecommunications Co.	536,493	15,391,984
		578,333,399
Total Common Stocks		600,606,283
REPURCHASE AGREEMENT (2.3%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.03%, dated 04/29/2016, due 05/02/2016, repurchase price $14,223,036, collateralized by U.S. Treasury Note, maturing 02/15/2025; total market value of $14,509,275	$14,223,000	14,223,000
Total Repurchase Agreement		14,223,000
Total Investments (Cost $564,101,259) (b)—99.3%		614,829,283

Other assets in excess of liabilities—0.7%		4,107,163
Net Assets—100.0%		$618,936,446

(a)	Non-income producing security.
(b)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Statements of Assets and Liabilities (Unaudited)

April 30, 2016

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund
Assets:
Investments, at value	$18,167,560	$2,979,574	$14,156,201	$7,189,643,758	$85,351,772
Repurchase agreements, at value	467,000	–	395,000	138,713,000	11,699,000

Total investments	18,634,560	2,979,574	14,551,201	7,328,356,758	97,050,772

Cash	227	85,514	995	–	45,210,379	*
Foreign currency, at value	98,345	2,039	294,882	6,240,766	–
Cash at broker for China A shares	–	–	1,279	–	–
Interest and dividends receivable	82,950	9,777	46,597	15,302,945	80,519
Receivable for capital shares issued	–	–	2,658	6,161,480	274,040
Receivable for investments sold	111,129	–	–	1,810,717	397,299
Receivable from Adviser	–	13,768	8,851	188,536	11,580
Tax reclaim receivable	–	–	–	578,608	–
Prepaid expenses	61,088	54,027	37,211	655,889	53,311

Total assets	18,988,299	3,144,699	14,943,674	7,359,295,699	143,077,900

Liabilities:
Due to custodian	–	–	–	2,573,692	–
Payable for investments purchased	174,970	11,494	–	4,847,649	–
Payable for capital shares redeemed	738,577	–	1,000	6,700,665	188,754
Payable for dividends on securities sold short	–	–	–	–	61,873
Accrued foreign capital gains tax	29,158	–	–	21,395,043	–
Securities sold short, at value	–	–	–	–	44,619,181
Payable for brokers related expenses for securities sold short	–	–	–	–	10,802
Accrued expenses and other payables:
Investment advisory fees	113,682	3,252	15,127	5,331,654	93,286
Custodian fees	155,025	3,016	3,486	686,187	3,083
Sub-transfer agent and administrative service fees	2,070	258	2,798	634,815	20,392
Transfer agent fees	249,897	5,892	3,794	323,946	29,100
Administration fees	1,233	200	802	473,925	6,489
Fund accounting fees	33,419	2,535	2,526	247,517	5,475
Printing fees	126,020	1,919	2,263	72,063	18,133
Legal fees	5,540	67	386	192,312	1,077
Audit fees	21,582	21,582	20,520	21,582	22,114
Distribution fees	318	169	5,070	70,368	7,782
Other	12,142	199	322	378,083	2,529

Total liabilities	1,663,633	50,583	58,094	43,949,501	45,090,070

Net Assets	$17,324,666	$3,094,116	$14,885,580	$7,315,346,198	$97,987,830

Cost:
Investments	$20,403,629	$3,274,906	$17,592,966	$7,739,960,920	$72,490,964
Repurchase agreements	467,000	–	395,000	138,713,000	11,699,000
Foreign currency	98,345	2,045	290,208	6,213,479	–

Proceeds:
Securities sold short	$–	$–	$–	$–	$42,774,656

Represented by:
Capital	$222,577,043	$8,817,719	$29,061,903	$8,044,495,477	$85,845,266
Accumulated net investment income/(loss)	(450,870)	(14,444)	(80,162)	9,061,066	(2,389,702)
Accumulated net realized gain/(loss) from investments and foreign currency transactions	(202,536,411)	(5,413,866)	(10,664,066)	(166,649,722)	3,515,983
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(2,265,096)	(295,293)	(3,432,095)	(571,560,623)	11,016,283

Net Assets	$17,324,666	$3,094,116	$14,885,580	$7,315,346,198	$97,987,830

Net Assets:
Class A Shares	$739,008	$773,807	$7,363,836	$169,742,949	$14,432,624
Class C Shares	187,123	8,031	3,710,109	24,795,888	4,152,669
Class R Shares	9,637	16,873	1,394,968	39,378,412	3,035,325
Institutional Service Class Shares	3,923,343	101,540	775,286	392,428,398	736,948
Institutional Class Shares	12,465,555	2,193,865	1,641,381	6,689,000,551	75,630,264

Total	$17,324,666	$3,094,116	$14,885,580	$7,315,346,198	$97,987,830

*	The cash amount reported for the Aberdeen Equity Long-Short Fund is restricted from investing as it represents the amount due to the prime broker relating to the open short positions at April 30, 2016.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2016

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	76,824	96,116	426,926	13,578,351	1,629,889
Class C Shares	19,567	1,011	224,273	2,003,607	837,359
Class R Shares	1,005	2,089	82,232	3,169,583	365,347
Institutional Service Class Shares	406,840	12,395	44,731	31,376,070	81,491
Institutional Class Shares	1,292,582	271,245	94,708	534,220,584	8,217,230

Total	1,796,818	382,856	872,870	584,348,195	11,131,316

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.62	$8.05	$17.25	$12.50	$8.85
Class C Shares (a)	$9.56	$7.94	$16.54	$12.38	$4.96
Class R Shares	$9.59	$8.08	$16.96	$12.42	$8.31
Institutional Service Class Shares	$9.64	$8.19	$17.33	$12.51	$9.04
Institutional Class Shares	$9.64	$8.09	$17.33	$12.52	$9.20
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.21	$8.54	$18.30	$13.26	$9.39
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2016

	Aberdeen European Equity Fund	Aberdeen Global Equity Fund	Aberdeen Global Natural Resources Fund	Aberdeen International Equity Fund	Aberdeen International Small Cap Fund
Assets:
Investments, at value	$1,340,658	$90,840,419	$20,743,359	$475,911,154	$75,831,138
Repurchase agreements, at value	–	3,268,000	716,000	19,312,000	1,375,000

Total investments	1,340,658	94,108,419	21,459,359	495,223,154	77,206,138

Foreign currency, at value	387	–	–	1,735,090	136,408
Cash	59,449	44,928	439	345,314	999
Interest and dividends receivable	7,930	241,557	87,697	2,343,152	363,083
Receivable for capital shares issued	–	8,800	3,033	191,091	2,613
Receivable from Adviser	8,932	3,748	6,754	657	29,796
Tax reclaim receivable	9,910	313,979	3,606	2,769,269	37,976
Prepaid expenses	47,945	44,113	42,679	42,040	37,274

Total assets	1,475,211	94,765,544	21,603,567	502,649,767	77,814,287

Liabilities:
Payable for investments purchased	430	369,413	–	8,785,934	117,532
Payable for capital shares redeemed	–	641,477	–	433,482	36,288
Accrued expenses and other payables:
Investment advisory fees	1,048	69,479	11,592	317,769	78,679
Sub-transfer agent and administrative service fees	65	17,237	5,375	118,717	10,378
Transfer agent fees	1,121	5,735	1,432	77,050	20,644
Audit fees	20,520	20,520	20,521	20,521	21,582
Distribution fees	114	13,861	4,040	31,965	11,417
Administration fees	97	6,176	1,325	31,777	3,097
Fund accounting fees	2,136	4,747	2,439	23,037	5,151
Custodian fees	3,868	2,217	852	18,822	6,902
Printing fees	1,034	1,394	1,495	23,296	2,588
Legal fees	30	2,264	464	14,869	1,241
Other	37	1,753	366	27,403	2,507

Total liabilities	30,500	1,156,273	49,901	9,924,642	318,006

Net Assets	$1,444,711	$93,609,271	$21,553,666	$492,725,125	$77,496,281

Cost:
Investments	$1,452,467	$91,143,124	$22,596,513	$486,540,005	$72,664,238
Repurchase agreements	–	3,268,000	716,000	19,312,000	1,375,000
Foreign currency	380	–	–	1,735,037	136,066

Represented by:
Capital	$1,814,672	$126,721,562	$55,859,951	$642,509,451	$75,273,863
Accumulated net investment income/(loss)	9,130	296,488	33,573	2,836,512	(588,759)
Accumulated net realized loss from investments and foreign currency transactions	(267,045)	(33,100,994)	(32,487,013)	(141,944,795)	(354,585)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(112,046)	(307,785)	(1,852,845)	(10,676,043)	3,165,762

Net Assets	$1,444,711	$93,609,271	$21,553,666	$492,725,125	$77,496,281

Net Assets:
Class A Shares	$110,385	$56,335,335	$10,148,830	$80,232,694	$50,678,022
Class C Shares	108,745	1,704,022	1,577,821	17,445,249	1,065,409
Class R Shares	9,884	1,818,005	2,145,939	9,281,060	596,794
Institutional Service Class Shares	10,038	1,066	826,329	107,779,812	356,877
Institutional Class Shares	1,205,659	33,750,843	6,854,747	277,986,310	24,799,179

Total	$1,444,711	$93,609,271	$21,553,666	$492,725,125	$77,496,281

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2016

	Aberdeen European Equity Fund	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund	Aberdeen International Equity Fund		Aberdeen International Small Cap Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	11,912	4,716,114		852,659	6,546,463		2,037,902
Class C Shares	11,851	150,688		139,759	1,513,538		46,453
Class R Shares	1,067	158,006		183,376	792,811		25,125
Institutional Service Class Shares	1,081	88		68,473	8,612,877		14,338
Institutional Class Shares	129,959	2,819,557		567,249	22,128,168		996,515

Total	155,870	7,844,453		1,811,516	39,593,857		3,120,333

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.27	$11.95	(a)	$11.90	$12.26	(a)	$24.87
Class C Shares (b)	$9.18	$11.31	(a)	$11.29	$11.53	(a)	$22.94	(a)
Class R Shares	$9.26	$11.51	(a)	$11.70	$11.71	(a)	$23.75
Institutional Service Class Shares (a)	$9.29	$12.11	(a)	$12.07	$12.51		$24.89
Institutional Class Shares	$9.28	$11.97	(a)	$12.08	$12.56	(a)	$24.89
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.84	$12.68		$12.63	$13.01		$26.39
Maximum Sales Charge:
Class A Shares	5.75%	5.75%		5.75%	5.75%		5.75%

(a)	The NAV shown above differs from the traded NAV on April 30, 2016 due to financial statement rounding and/or financial statement adjustments.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2016

	Aberdeen Japanese Equities Fund	Aberdeen Latin American Equity Fund	Aberdeen U.S. Mid Cap Equity Fund	Aberdeen U.S. Multi-Cap Equity Fund	Aberdeen U.S. Small Cap Equity Fund
Assets:
Investments, at value	$924,586	$3,305,067	$1,055,414	$348,267,792	$600,606,283
Repurchase agreements, at value	–	–	–	5,413,000	14,223,000

Total investments	924,586	3,305,067	1,055,414	353,680,792	614,829,283

Cash	5,589	77,820	27,893	503	441
Foreign currency, at value	287	5,339	–	–	–
Receivable for capital shares issued	–	–	–	20,687	4,851,048
Interest and dividends receivable	6,084	13,575	66	216,342	243,923
Receivable from Adviser	11,221	9,088	13,592	27,137	–
Tax reclaim receivable	538	–	–	–	–
Prepaid expenses	72,930	48,993	–	40,265	70,728

Total assets	1,021,235	3,459,882	1,096,965	353,985,726	619,995,423

Liabilities:
Distributions payable	390	–	–	–	–
Payable for capital shares redeemed	–	–	–	271,302	400,559
Accrued expenses and other payables:
Investment advisory fees	534	2,933	665	218,197	393,297
Sub-transfer and administrative services fees	246	–	265	45,968	111,983
Distribution fees	14	30	16	53,679	68,379
Audit fees	15,834	20,520	7,469	19,990	19,990
Administration fees	66	213	71	23,274	35,884
Transfer agent fees	1,721	1,109	1,667	24,106	7,772
Printing fees	4	56	4	17,483	7,716
Legal fees	988	75	14	5,098	8,822
Fund accounting fees	880	88	16	11,248	–
Custodian fees	2,562	94	59	2,124	2,113
Other	834	61	7,579	14,646	2,462

Total liabilities	24,073	25,179	17,825	707,115	1,058,977

Net Assets	$997,162	$3,434,703	$1,079,140	$353,278,611	$618,936,446

Cost:
Investments	$933,519	$4,532,749	$979,151	$302,338,894	$549,878,259
Repurchase agreements	–	–	–	5,413,000	14,223,000
Foreign currency	274	5,294	–	–	–

Represented by:
Capital	$1,000,457	$5,290,759	$1,000,000	$294,004,537	$944,293,244
Accumulated net investment income/(loss)	3,495	16,725	(49)	187,390	(102,043)
Accumulated net realized gain/(loss) from investments and foreign currency transactions	1,715	(645,510)	2,926	13,157,786	(375,982,779)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(8,505)	(1,227,271)	76,263	45,928,898	50,728,024

Net Assets	$997,162	$3,434,703	$1,079,140	$353,278,611	$618,936,446

Net Assets:
Class A Shares	$9,965	$22,512	$10,784	$234,392,528	$122,763,948
Class C Shares	9,934	29,669	10,774	6,389,364	52,965,656
Class R Shares	9,957	6,569	10,781	239,993	10,896,542
Institutional Service Class Shares	9,975	6,673	10,789	105,062,960	23,687,474
Institutional Class Shares	957,331	3,369,280	1,036,012	7,193,766	408,622,826

Total	$997,162	$3,434,703	$1,079,140	$353,278,611	$618,936,446

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2016

	Aberdeen Japanese Equities Fund		Aberdeen Latin American Equity Fund	Aberdeen U.S. Mid Cap Equity Fund	Aberdeen U.S. Multi-Cap Equity Fund	Aberdeen U.S. Small Cap Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,001		3,538	1,000	19,581,228	4,365,726
Class C Shares	1,000		4,681	1,000	590,272	2,145,047
Class R Shares	1,001		1,033	1,000	21,053	416,746
Institutional Service Class Shares	1,001		1,047	1,000	8,367,301	802,839
Institutional Class Shares	96,044		528,743	96,000	572,164	13,862,992

Total	100,047		539,042	100,000	29,132,018	21,593,350

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.96		$6.36	$10.78	$11.97	$28.12
Class C Shares (a)	$9.93		$6.34	$10.77	$10.82	$24.69
Class R Shares	$9.95		$6.36	$10.78	$11.40	$26.15
Institutional Service Class Shares	$9.97	(b)	$6.37	$10.79	$12.56	$29.50
Institutional Class Shares	$9.97		$6.37	$10.79	$12.57	$29.48
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.57		$6.75	$11.44	$12.70	$29.84
Maximum Sales Charge:
Class A Shares	5.75%		5.75%	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The NAV shown above differs from the traded NAV on April 30, 2016 due to financial statement rounding and/or financial statement adjustments.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Statements of Operations (Unaudited)

For the Six Month Period Ended April 30, 2016

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund
INVESTMENT INCOME:
Dividend income	$786,526	$46,981	$77,495	$71,254,525	$765,899
Interest income	148	20	910	11,852	1,012
Foreign tax withholding	(23,087)	(2,773)	(1,708)	(8,298,318)	(3,843)
Other income	–	–	–	–	2,197

	763,587	44,228	76,697	62,968,059	765,265

EXPENSES:
Investment advisory fees	452,994	32,512	93,923	30,696,960	595,206
Administration fees	36,240	2,001	6,011	2,728,619	41,406
Distribution fees Class A	946	920	9,376	204,225	18,897
Distribution fees Class C	926	79	19,634	122,137	25,752
Distribution fees Class R	23	39	3,030	84,456	7,491
Sub-transfer agent and administrative service fees Class A	43	627	1,765	117,373	7,635
Sub-transfer agent and administrative service fees Class C	12	1	669	5,967	1,081
Sub-transfer agent and administrative service fees Class R	–	7	1,181	35,984	2,335
Sub-transfer agent and administrative service fees Institutional Service Class	708	36	145	401,830	746
Sub-transfer agent and administrative service fees Institutional Class	1,234	35	218	432,068	11,262
Fund accounting fees	27,118	3,569	3,841	363,573	6,580
Transfer agent fees	195,887	20,195	22,235	1,705,983	67,284
Trustee fees	4,967	183	517	237,044	3,613
Legal fees	5,879	185	532	245,529	4,376
Printing fees	26,441	3,321	5,666	145,825	15,390
Custodian fees	141,545	17,524	9,548	2,164,962	7,366
Registration and filing fees	30,739	25,517	26,198	85,411	31,134
Audit fees	17,653	17,653	16,658	17,653	18,151
Dividend expense for securities sold short	–	–	–	–	647,872
Broker related expenses for securities sold short	–	–	–	–	162,412
Other	58,245	11,031	4,139	493,112	11,877

Total expenses before reimbursed/waived expenses	1,001,600	135,435	225,286	40,288,711	1,687,866
Interest expense (Note 11)	3,592	45	5	39,331	–

Total operating expenses before reimbursed/waived expenses	1,005,192	135,480	225,291	40,328,042	1,687,866
Expenses reimbursed	(433,202)	(96,213)	(68,432)	(1,825,859)	(90,587)
Broker related expenses for securities sold short reduced by Adviser	–	–	–	–	(77,636)

Net expenses	571,990	39,267	156,859	38,502,183	1,519,643

Net Investment Income/(Loss)	191,597	4,961	(80,162)	24,465,876	(754,378)

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions and securities sold short (including $812,526, $0, $0, $0 and $0 capital gains tax, respectively)	(56,581,070)	(2,710,300)	(419,641)	(158,050,150)	3,830,117
Realized gain/(loss) on foreign currency transactions	(101,615)	(3,525)	(34,674)	(872,975)	96

Net realized gain/(loss) from investments and foreign currency transactions	(56,682,685)	(2,713,825)	(454,315)	(158,923,125)	3,830,213

Net change in unrealized appreciation/(depreciation) on investment transactions (including $973,793, $0, $0, $3,701,245 and $0 change in deferred capital gains tax, respectively)	37,214,105	2,216,340	(218,690)	380,252,315	(5,189,015)
Net change in unrealized appreciation on securities sold short	–	–	–	–	370,990
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	371	710	18,686	401,389	–

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	37,214,476	2,217,050	(200,004)	380,653,704	(4,818,025)

Net realized/unrealized gain/(loss) from investments and foreign currency transactions	(19,468,209)	(496,775)	(654,319)	221,730,579	(987,812)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(19,276,612)	$(491,814)	$(734,481)	$246,196,455	$(1,742,190)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

Statements of Operations (Unaudited) (continued)

For the Six Month Period Ended April 30, 2016

	Aberdeen European Equity Fund	Aberdeen Global Equity Fund	Aberdeen Global Natural Resources Fund	Aberdeen International Equity Fund	Aberdeen International Small Cap Fund
INVESTMENT INCOME:
Dividend income	$21,870	$1,224,188	$321,915	$8,267,271	$757,326
Interest income	–	366	71	385	165
Foreign tax withholding	(1,975)	(97,030)	(36,057)	(791,897)	(36,227)

	19,895	1,127,524	285,929	7,475,759	721,264

EXPENSES:
Investment advisory fees	6,083	399,518	65,375	2,025,620	506,648
Administration fees	541	35,513	7,472	202,562	32,471
Distribution fees Class A	143	68,399	10,946	90,934	61,658
Distribution fees Class C	369	8,140	7,154	92,265	5,781
Distribution fees Class R	23	4,045	5,416	28,023	1,432
Sub-transfer agent and administrative service fees Class A	9	32,267	4,836	40,968	16,707
Sub-transfer agent and administrative service fees Class C	–	421	369	4,346	268
Sub-transfer agent and administrative service fees Class R	–	1,539	1,044	8,243	395
Sub-transfer agent and administrative service fees Institutional Service Class	–	–	110	113,062	786
Sub-transfer agent and administrative service fees Institutional Class	59	1,099	608	18,125	3,225
Fund accounting fees	3,156	7,327	3,838	32,785	7,769
Transfer agent fees	4,708	35,064	21,603	193,706	60,642
Trustee fees	46	3,005	640	18,375	2,910
Legal fees	49	3,124	672	18,957	3,451
Printing fees	3,175	9,007	6,848	36,035	14,084
Custodian fees	5,800	12,785	4,449	70,245	33,951
Registration and filing fees	28,641	26,991	29,839	29,286	27,564
Audit fees	16,658	16,658	16,659	16,658	17,653
Other	1,590	8,974	4,133	43,561	13,477

Total expenses before reimbursed/waived expenses	71,050	673,876	192,011	3,083,756	810,872
Interest expense (Note 11)	–	–	34	2,517	1,858

Total operating expenses before reimbursed/waived expenses	71,050	673,876	192,045	3,086,273	812,730
Expenses reimbursed	(63,071)	(31,234)	(54,167)	(1,402)	(196,455)

Net expenses	7,979	642,642	137,878	3,084,871	616,275

Net Investment Income	11,916	484,882	148,051	4,390,888	104,989

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions and securities sold short (including $0, $0, $0, $0 and $0 capital gains tax, respectively)	(44,203)	(3,456,333)	(2,153,551)	(52,673,149)	379,265
Realized gain/(loss) on foreign currency transactions	(601)	(3,658)	(20,905)	18,112	(31,950)

Net realized gain/(loss) from investments and foreign currency transactions	(44,804)	(3,459,991)	(2,174,456)	(52,655,037)	347,315

Net change in unrealized appreciation on investment transactions (including $0, $0, $0, $0 and $0 change in deferred capital gains tax, respectively)	8,045	1,898,196	2,929,421	31,393,138	1,386,286
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies	432	15,122	900	134,235	13,579

Net change in unrealized appreciation from investments and translation of assets and liabilities denominated in foreign currencies	8,477	1,913,318	2,930,321	31,527,373	1,399,865

Net realized/unrealized gain/(loss) from investments and foreign currency transactions	(36,327)	(1,546,673)	755,865	(21,127,664)	1,747,180

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(24,411)	$(1,061,791)	$903,916	$(16,736,776)	$1,852,169

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Statements of Operations (Unaudited) (concluded)

For the Six Month Period Ended April 30, 2016

	Aberdeen Japanese Equities Fund(a)	Aberdeen Latin American Equity Fund	Aberdeen U.S. Mid Cap Equity Fund(b)	Aberdeen U.S. Multi-Cap Equity Fund	Aberdeen U.S. Small Cap Equity Fund
INVESTMENT INCOME:
Dividend income	$9,357	$52,889	$1,760	$2,515,044	$3,406,744
Interest income	–	–	–	293	1,929
Foreign tax withholding	(936)	(5,381)	–	(14,665)	(37,795)
Other income	–	–	–	–	55,603

Total Investment Income	8,421	47,508	1,760	2,500,672	3,426,481

EXPENSES:
Investment advisory fees	2,601	15,398	1,328	1,299,899	1,861,341
Administration fees	320	1,120	142	138,656	178,675
Distribution fees Class A	10	23	4	288,225	106,783
Distribution fees Class C	40	56	18	31,990	207,988
Distribution fees Class R	20	14	9	816	19,523
Sub-transfer agent and administrative service fees Class A	2	6	2	35,881	38,372
Sub-transfer agent and administrative service fees Class C	2	5	2	1,381	10,335
Sub-transfer agent and administrative service fees Class R	2	–	2	59	2,953
Sub-transfer agent and administrative service fees Institutional Service Class	2	–	2	54,353	4,214
Sub-transfer agent and administrative service fees Institutional Class	237	–	255	473	72,534
Fund accounting fees	888	135	17	17,396	17,186
Transfer agent fees	15,610	4,516	1,667	136,861	199,689
Trustee fees	513	93	11	11,682	13,609
Legal fees	1,096	96	14	13,271	13,915
Printing fees	6,821	3,086	1,245	26,848	42,831
Custodian fees	3,988	5,755	59	8,917	9,210
Registration and filing fees	21,443	28,456	17,180	30,416	41,774
Audit fees	15,834	16,658	7,470	16,162	16,162
Other	2,496	1,558	19	23,161	20,839

Total expenses before reimbursed/waived expenses	71,925	76,975	29,446	2,136,447	2,877,933
Interest expense (Note 11)	–	–	–	201	–

Total operating expenses before reimbursed/waived expenses	71,925	76,975	29,446	2,136,648	2,877,933
Expenses reimbursed	(67,846)	(58,679)	(27,637)	(165,244)	–

Net expenses	4,079	18,296	1,809	1,971,404	2,877,933

Net Investment Income/(Loss)	4,342	29,212	(49)	529,268	548,548

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions and securities sold short (including $0, $0, $0, $0 and $0 capital gains tax, respectively)	4,595	(406,487)	2,926	36,371,365	14,805,641
Realized gain/(loss) on foreign currency transactions	(2,880)	(1,550)	–	13,780	(16,780)

Net realized gain/(loss) from investments and foreign currency transactions	1,715	(408,037)	2,926	36,385,145	14,788,861

Net change in unrealized appreciation/(depreciation) on investment transactions (including $0, $0 and $0 change in deferred capital gains tax, respectively)	(8,933)	906,869	76,263	(34,136,490)	16,531,429
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	428	625	–	(122)	67

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(8,505)	907,494	76,263	(34,136,612)	16,531,496

Net realized/unrealized gain/(loss) from investments and foreign currency transactions	(6,790)	499,457	79,189	2,248,533	31,320,357

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,448)	$528,669	$79,140	$2,777,801	$31,868,905

(a)	For the period from November 30, 2015 (commencement of operations) through April 30, 2016.
(b)	For the period from February 29, 2016 (commencement of operations) through April 30, 2016.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

Statements of Changes in Net Assets

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$191,597	$21,867,293	$4,961	$411,287	$(80,162)	$271,056
Net realized gain/(loss) from investments and foreign currency transactions	(56,682,685)	(144,368,434)	(2,713,825)	(2,529,032)	(454,315)	1,180,078
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	37,214,476	(80,508,238)	2,217,050	(2,615,349)	(200,004)	(3,474,579)

Changes in net assets resulting from operations	(19,276,612)	(203,009,379)	(491,814)	(4,733,094)	(734,481)	(2,023,445)

Distributions to Shareholders From:
Net investment income:
Class A	(16,922)	(25,625)	(5,471)	(16,674)	–	(172,726)
Class C	(3,733)	(7,296)	(183)	(450)	–	(69,035)
Class R	(202)	(271)	(103)	(254)	–	(19,117)
Institutional Service Class	(85,963)	(128,144)	(971)	(2,498)	–	(20,749)
Institutional Class	(1,884,305)	(22,698,545)	(54,146)	(374,854)	–	(42,982)
Net realized gains:
Class A	–	(16,504)	–	(27,353)	–	–
Class C	–	(4,740)	–	(1,401)	–	–
Class R	–	(186)	–	(278)	–	–
Institutional Service Class	–	(66,146)	–	(1,216)	–	–
Institutional Class	–	(17,386,145)	–	(634,599)	–	–

Change in net assets from shareholder distributions	(1,991,125)	(40,333,602)	(60,874)	(1,059,577)	–	(324,609)

Common Stock Transactions:
Change in net assets from capital transactions	(229,705,647)	(563,771,354)	(4,429,333)	(17,104,512)	(1,233,936)	(11,163,177)

Change in net assets	(250,973,384)	(807,114,335)	(4,982,021)	(22,897,183)	(1,968,417)	(13,511,231)

Net Assets:
Beginning of six months	268,298,050	1,075,412,385	8,076,137	30,973,320	16,853,997	30,365,228

End of six months	$17,324,666	$268,298,050	$3,094,116	$8,076,137	$14,885,580	$16,853,997

Accumulated net investment income/(loss) at end of six months	$(450,870)	$1,348,658	$(14,444)	$41,469	$(80,162)	$–

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$23,845	$767,550	$14,289	$69,375	$478,285	$1,032,710
Dividends reinvested	16,568	40,887	3,356	29,995	–	127,067
Cost of shares redeemed(a)	(85,990)	(982,791)	(17,950)	(440,790)	(969,757)	(11,126,688)

Total Class A	(45,577)	(174,354)	(305)	(341,420)	(491,472)	(9,966,911)

Class C Shares
Proceeds from shares issued	–	229,595	–	–	9,589	275,384
Dividends reinvested	3,733	10,842	183	1,851	–	36,469
Cost of shares redeemed(a)	(87,006)	(176,618)	(18,919)	(22,590)	(780,815)	(1,029,923)

Total Class C	(83,273)	63,819	(18,736)	(20,739)	(771,226)	(718,070)

Class R Shares
Proceeds from shares issued	–	–	2,001	20,238	454,755	825,302
Dividends reinvested	202	457	103	532	–	15,504
Cost of shares redeemed(a)	–	–	(3,363)	(11,117)	(309,162)	(889,705)

Total Class R	202	457	(1,259)	9,653	145,593	(48,899)

Institutional Service Class Shares
Proceeds from shares issued	102,628	2,103,196	2,507	95,400	934	22,518
Dividends reinvested	39,664	121,039	971	3,714	–	20,390
Cost of shares redeemed(a)	(69,089)	(1,282,946)	(20,634)	(11,338)	(19,101)	(873,767)

Total Institutional Service Class	73,203	941,289	(17,156)	87,776	(18,167)	(830,859)

Institutional Class Shares
Proceeds from shares issued	4,041,960	845,931,013	1,079,377	2,427,157	149,921	1,750,645
Dividends reinvested	1,258,158	13,214,750	10,594	80,213	–	41,438
Cost of shares redeemed(a)	(234,950,320)	(1,423,748,328)	(5,481,848)	(19,347,152)	(248,585)	(1,390,521)

Total Institutional Class	(229,650,202)	(564,602,565)	(4,391,877)	(16,839,782)	(98,664)	401,562

Change in net assets from capital transactions:	$(229,705,647)	$(563,771,354)	$(4,429,333)	$(17,104,512)	$(1,233,936)	$(11,163,177)

(a)	Includes redemption fees, if any.
Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A Shares
Issued	2,580	64,113	1,802	7,727	27,552	52,192
Reinvested	1,805	3,838	443	3,344	–	7,040
Redeemed	(8,721)	(83,911)	(2,331)	(47,280)	(58,937)	(563,244)

Total Class A Shares	(4,336)	(15,960)	(86)	(36,209)	(31,385)	(504,012)

Class C Shares
Issued	–	19,471	–	–	596	14,324
Reinvested	407	1,030	24	207	–	2,149
Redeemed	(8,821)	(16,462)	(2,623)	(2,735)	(49,220)	(54,485)

Total Class C Shares	(8,414)	4,039	(2,599)	(2,528)	(48,624)	(38,012)

Class R Shares
Issued	–	–	256	2,238	27,493	42,152
Reinvested	22	44	14	60	–	891
Redeemed	–	–	(439)	(1,370)	(18,408)	(44,953)

Total Class R Shares	22	44	(169)	928	9,085	(1,910)

Institutional Service Class Shares
Issued	10,513	176,560	326	10,342	55	1,123
Reinvested	4,311	11,299	126	420	–	1,111
Redeemed	(7,258)	(115,076)	(2,784)	(1,382)	(1,146)	(44,092)

Total Institutional Service Class Shares	7,566	72,783	(2,332)	9,380	(1,091)	(41,858)

Institutional Class Shares
Issued	431,898	72,164,872	148,321	260,450	9,151	89,738
Reinvested	136,608	1,205,448	1,392	8,907	–	2,264
Redeemed	(25,408,934)	(135,560,388)	(758,934)	(2,289,722)	(14,696)	(70,831)

Total Institutional Class Shares	(24,840,428)	(62,190,068)	(609,221)	(2,020,365)	(5,545)	21,171

Total change in shares:	(24,845,590)	(62,129,162)	(614,407)	(2,048,794)	(77,560)	(564,621)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund		Aberdeen European Equity Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$24,465,876	$104,462,036	$(754,378)	$(2,282,850)	$11,916	$107,236
Net realized gain/(loss) from investments and foreign currency transactions	(158,923,125)	71,504,332	3,830,213	28,680,799	(44,804)	(212,758)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	380,653,704	(1,618,944,253)	(4,818,025)	(21,714,443)	8,477	(105,520)

Changes in net assets resulting from operations	246,196,455	(1,442,977,885)	(1,742,190)	4,683,506	(24,411)	(211,042)

Distributions to Shareholders From:
Net investment income:
Class A	(41,210)	(2,645,889)	–	–	(1,219)	(4,376)
Class C	–	(163,090)	–	–	(639)	(119)
Class R	–	(246,400)	–	–	(85)	(155)
Institutional Service Class	(223,421)	(5,932,794)	–	–	(106)	(198)
Institutional Class	(9,182,602)	(107,175,841)	–	–	(12,720)	(105,210)
Net realized gains:
Class A	(1,899,998)	(10,017,204)	(2,108,773)	(4,787,502)	–	(4,198)
Class C	(291,887)	(1,314,333)	(1,068,641)	(2,468,282)	–	(116)
Class R	(376,083)	(990,879)	(422,735)	(595,930)	–	(117)
Institutional Service Class	(4,386,207)	(6,924,119)	(78,807)	(196,312)	–	(117)
Institutional Class	(72,844,239)	(267,561,188)	(11,086,196)	(42,575,701)	–	(63,242)

Change in net assets from shareholder distributions	(89,245,647)	(402,971,737)	(14,765,152)	(50,623,727)	(14,769)	(177,848)

Common Stock Transactions:
Change in net assets from capital transactions	(470,975,870)	(567,021,908)	(6,732,364)	(182,307,148)	81,674	(4,357,667)

Change in net assets	(314,025,062)	(2,412,971,530)	(23,239,706)	(228,247,369)	42,494	(4,746,557)

Net Assets:
Beginning of six months	7,629,371,260	10,042,342,790	121,227,536	349,474,905	1,402,217	6,148,774

End of six months	$7,315,346,198	$7,629,371,260	$97,987,830	$121,227,536	$1,444,711	$1,402,217

Accumulated net investment income/(loss) at end of six months	$9,061,066	$(5,957,577)	$(2,389,702)	$(1,635,324)	$9,130	$11,983

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund		Aberdeen European Equity Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$27,384,568	$74,844,365	$1,736,827	$5,152,033	$1,932	$75,431
Dividends reinvested	1,571,397	10,269,358	1,729,534	3,575,942	1,219	8,574
Cost of shares redeemed(a)	(54,290,191)	(176,166,541)	(3,566,085)	(17,666,912)	(24,993)	(321,887)

Total Class A	(25,334,226)	(91,052,818)	(99,724)	(8,938,937)	(21,842)	(237,882)

Class C Shares
Proceeds from shares issued	2,694,430	9,165,355	541,402	3,450,983	96,233	–
Dividends reinvested	187,431	979,311	555,252	1,160,512	639	235
Cost of shares redeemed(a)	(8,975,182)	(16,095,683)	(3,217,361)	(4,848,113)	(2,575)	–

Total Class C	(6,093,321)	(5,951,017)	(2,120,707)	(236,618)	94,297	235

Class R Shares
Proceeds from shares issued	7,198,749	15,328,585	300,737	749,645	–	–
Dividends reinvested	332,795	1,042,782	422,735	595,930	85	272
Cost of shares redeemed(a)	(3,096,269)	(7,757,428)	(420,920)	(1,004,594)	–	–

Total Class R	4,435,275	8,613,939	302,552	340,981	85	272

Institutional Service Class Shares
Proceeds from shares issued	27,367,921	406,467,287	181,379	170,222	–	–
Dividends reinvested	4,609,403	12,851,158	78,807	196,312	105	315
Cost of shares redeemed(a)	(58,413,591)	(145,024,672)	(225,372)	(1,263,015)	–	–

Total Institutional Service Class	(26,436,267)	274,293,773	34,814	(896,481)	105	315

Institutional Class Shares
Proceeds from shares issued	1,367,570,867	2,387,051,334	18,544,438	80,651,606	–	–
Dividends reinvested	64,842,955	286,469,136	10,198,090	39,384,673	12,719	168,452
Cost of shares redeemed(a)	(1,849,961,153)	(3,426,446,255)	(33,591,827)	(292,612,372)	(3,690)	(4,289,059)

Total Institutional Class	(417,547,331)	(752,925,785)	(4,849,299)	(172,576,093)	9,029	(4,120,607)

Change in net assets from capital transactions:	$(470,975,870)	$(567,021,908)	$(6,732,364)	$(182,307,148)	$81,674	$(4,357,667)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund		Aberdeen European Equity Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A Shares
Issued	2,407,495	5,498,237	197,134	492,145	209	7,465
Reinvested	138,817	773,178	198,569	349,213	138	849
Redeemed	(4,677,356)	(13,504,085)	(403,544)	(1,680,205)	(2,970)	(31,620)

Total Class A Shares	(2,131,044)	(7,232,670)	(7,841)	(838,847)	(2,623)	(23,306)

Class C Shares
Issued	230,191	675,466	107,928	537,603	11,005	–
Reinvested	16,690	74,134	113,548	181,898	73	24
Redeemed	(785,043)	(1,254,631)	(557,202)	(752,203)	(277)	–

Total Class C Shares	(538,162)	(505,031)	(335,726)	(32,702)	10,801	24

Class R Shares
Issued	621,821	1,147,004	35,749	76,137	–	–
Reinvested	29,556	79,187	51,679	61,184	9	27
Redeemed	(266,507)	(580,271)	(50,142)	(101,236)	–	–

Total Class R Shares	384,870	645,920	37,286	36,085	9	27

Institutional Service Class Shares
Issued	2,565,845	29,133,387	20,095	15,778	–	–
Reinvested	407,191	979,266	8,864	18,840	13	30
Redeemed	(5,089,685)	(12,389,902)	(22,696)	(109,805)	–	–

Total Institutional Service Class Shares	(2,116,649)	17,722,751	6,263	(75,187)	13	30

Institutional Class Shares
Issued	119,985,543	178,994,441	1,985,452	7,543,322	–	–
Reinvested	5,728,176	21,631,046	1,128,107	3,733,144	1,442	16,578
Redeemed	(160,593,103)	(261,820,771)	(3,628,495)	(26,720,883)	(418)	(447,157)

Total Institutional Class Shares	(34,879,384)	(61,195,284)	(514,936)	(15,444,417)	1,024	(430,579)

Total change in shares:	(39,280,369)	(50,564,314)	(814,954)	(16,355,068)	9,224	(453,804)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund		Aberdeen International Equity Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$484,882	$1,439,376	$148,051	$299,856	$4,390,888	$15,537,904
Net realized gain/(loss) from investments and foreign currency transactions	(3,459,991)	6,772,402	(2,174,456)	(1,237,359)	(52,655,037)	(2,601,242)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	1,913,318	(19,946,667)	2,930,321	(3,484,406)	31,527,373	(138,532,873)

Changes in net assets resulting from operations	(1,061,791)	(11,734,889)	903,916	(4,421,909)	(16,736,776)	(125,596,211)

Distributions to Shareholders From:
Net investment income:
Class A	(148,771)	(947,673)	(33,870)	(277,478)	(256,405)	(2,318,371)
Class C	(1,764)	(19,782)	(2,953)	(39,537)	(23,654)	(436,483)
Class R	(2,908)	(23,246)	(7,927)	(60,806)	(31,721)	(272,867)
Institutional Service Class	(4)	(21,079)	(1,266)	(15,913)	(508,720)	(3,874,530)
Institutional Class	(112,925)	(624,752)	(25,248)	(32,853)	(1,114,495)	(10,748,446)

Change in net assets from shareholder distributions	(266,372)	(1,636,532)	(71,264)	(426,587)	(1,934,995)	(17,650,697)

Common Stock Transactions:
Change in net assets from capital transactions	2,342,593	(51,797,861)	1,750,891	641,702	(106,630,661)	(120,887,487)

Change in net assets	1,014,430	(65,169,282)	2,583,543	(4,206,794)	(125,302,432)	(264,134,395)

Net Assets:
Beginning of six months	92,594,841	157,764,123	18,970,123	23,176,917	618,027,557	882,161,952

End of six months	$93,609,271	$92,594,841	$21,553,666	$18,970,123	$492,725,125	$618,027,557

Accumulated net investment income/(loss) at end of six months	$296,488	$77,978	$33,573	$(43,214)	$2,836,512	$380,619

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund		Aberdeen International Equity Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$3,377,294	$8,666,402	$2,379,617	$1,958,091	$23,120,266	$18,990,820
Proceeds of shares issued in connection with fund merger	–	4,987,280	–	–	–	–
Dividends reinvested	142,616	906,975	25,237	228,343	197,190	1,711,458
Cost of shares redeemed(a)	(4,970,813)	(20,706,517)	(1,462,078)	(5,101,063)	(31,358,020)	(56,569,720)

Total Class A	(1,450,903)	(6,145,860)	942,776	(2,914,629)	(8,040,564)	(35,867,442)

Class C Shares
Proceeds from shares issued	210,326	287,504	224,115	291,092	551,304	4,394,274
Dividends reinvested	903	10,488	1,765	24,198	15,675	275,266
Cost of shares redeemed(a)	(205,345)	(2,416,066)	(327,917)	(852,044)	(5,400,163)	(12,204,447)

Total Class C	5,884	(2,118,074)	(102,037)	(536,754)	(4,833,184)	(7,534,907)

Class R Shares
Proceeds from shares issued	621,478	474,767	424,511	1,230,825	3,132,182	6,856,626
Dividends reinvested	1,954	16,050	2,054	17,227	25,349	206,862
Cost of shares redeemed(a)	(253,848)	(769,993)	(777,682)	(1,150,723)	(7,347,295)	(7,366,078)

Total Class R	369,584	(279,176)	(351,117)	97,329	(4,189,764)	(302,590)

Institutional Service Class Shares
Proceeds from shares issued	–	5,084,974	842,070	71,956	6,580,866	43,974,126
Dividends reinvested	4	21,079	1,157	15,104	494,160	3,785,630
Cost of shares redeemed(a)	–	(4,903,350)	(410,925)	(277,980)	(50,387,793)	(45,841,932)

Total Institutional Service Class	4	202,703	432,302	(190,920)	(43,312,767)	1,917,824

Institutional Class Shares
Proceeds from shares issued	5,476,658	11,253,800	1,394,780	5,298,335	30,386,479	93,817,549
Proceeds of shares issued in connection with fund merger	–	1,191,494	–	–	–	–
Dividends reinvested	110,581	610,081	23,320	13,437	1,096,585	10,464,649
Cost of shares redeemed(a)	(2,169,215)	(56,512,829)	(589,133)	(1,125,096)	(77,737,446)	(183,382,570)

Total Institutional Class	3,418,024	(43,457,454)	828,967	4,186,676	(46,254,382)	(79,100,372)

Change in net assets from capital transactions:	$2,342,593	$(51,797,861)	$1,750,891	$641,702	$(106,630,661)	$(120,887,487)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund		Aberdeen International Equity Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A Shares
Issued	299,446	665,273	221,041	145,257	1,885,144	1,367,259
Issued in connection with fund merger	–	364,123	–	–	–	–
Reinvested	12,599	69,648	2,499	17,605	17,014	123,855
Redeemed	(430,403)	(1,559,538)	(138,025)	(376,475)	(2,697,661)	(4,113,969)

Total Class A Shares	(118,358)	(460,494)	85,515	(213,613)	(795,503)	(2,622,855)

Class C Shares
Issued	19,349	23,121	23,254	22,873	49,126	327,993
Reinvested	84	841	184	1,966	1,435	21,045
Redeemed	(18,828)	(191,142)	(33,469)	(66,556)	(487,928)	(945,212)

Total Class C Shares	605	(167,180)	(10,031)	(41,717)	(437,367)	(596,174)

Class R Shares
Issued	56,471	37,233	41,841	96,199	292,945	530,191
Reinvested	179	1,272	207	1,353	2,288	15,714
Redeemed	(23,026)	(62,922)	(76,900)	(86,835)	(680,314)	(559,488)

Total Class R Shares	33,624	(24,417)	(34,852)	10,717	(385,081)	(13,583)

Institutional Service Class Shares
Issued	–	370,670	78,780	5,166	556,406	3,050,696
Reinvested	–	1,566	113	1,136	41,807	268,876
Redeemed	–	(372,305)	(37,157)	(22,756)	(4,235,551)	(3,285,914)

Total Institutional Service Class Shares	–	(69)	41,736	(16,454)	(3,637,338)	33,658

Institutional Class Shares
Issued	476,049	872,856	131,167	475,428	2,548,354	6,554,392
Issued in connection with fund merger	–	86,882	–	–	–	–
Reinvested	9,760	46,737	2,277	1,005	92,461	740,959
Redeemed	(188,204)	(4,146,443)	(54,622)	(85,949)	(6,450,188)	(13,988,851)

Total Institutional Class Shares	297,605	(3,139,968)	78,822	390,484	(3,809,373)	(6,693,500)

Total change in shares:	213,476	(3,792,128)	161,190	129,417	(9,064,662)	(9,892,454)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Statements of Changes in Net Assets (continued)

	Aberdeen International Small Cap Fund		Aberdeen Japanese Equities Fund	Aberdeen Latin American Equity Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)(a)	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$104,989	$2,340,000	$4,342	$29,212	$51,766
Net realized gain/(loss) from investments and foreign currency transactions	347,315	11,965,259	1,715	(408,037)	(232,269)
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	1,399,865	(17,384,539)	(8,505)	907,494	(1,086,240)

Changes in net assets resulting from operations	1,852,169	(3,079,280)	(2,448)	528,669	(1,266,743)

Distributions to Shareholders From:
Net investment income:
Class A	(228,225)	(1,066,895)	(6)	(101)	(435)
Class C	(4,732)	(21,328)	–	(20)	(82)
Class R	(2,339)	(11,468)	(5)	(24)	(77)
Institutional Service Class	(3,609)	(36,391)	(9)	(40)	(105)
Institutional Class	(172,512)	(2,096,848)	(827)	(19,956)	(52,479)
Net realized gains:
Class A	(4,916,418)	(3,337,012)	–	–	–
Class C	(133,270)	(90,199)	–	–	–
Class R	(57,580)	(45,117)	–	–	–
Institutional Service Class	(76,860)	(121,392)	–	–	–
Institutional Class	(3,082,076)	(9,941,153)	–	–	–

Change in net assets from shareholder distributions	(8,677,621)	(16,767,803)	(847)	(20,141)	(53,178)

Common Stock Transactions:
Change in net assets from capital transactions	(21,717,178)	(132,879,015)	1,000,457	71,355	25,112

Change in net assets	(28,542,630)	(152,726,098)	997,162	579,883	(1,294,809)

Net Assets:
Beginning of six months	106,038,911	258,765,009	–	2,854,820	4,149,629

End of six months	$77,496,281	$106,038,911	$997,162	$3,434,703	$2,854,820

Accumulated net investment income/(loss) at end of six months	$(588,759)	$(282,331)	$3,495	$16,725	$7,654

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen International Small Cap Fund		Aberdeen Japanese Equities Fund	Aberdeen Latin American Equity Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)(a)	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$207,802	$2,680,883	$10,000	$565	$9,506
Dividends reinvested	4,951,616	4,222,975	6	102	435
Cost of shares redeemed(b)	(4,415,658)	(11,520,088)	–	–	(34,114)

Total Class A	743,760	(4,616,230)	10,006	667	(24,173)

Class C Shares
Proceeds from shares issued	29,256	319,987	10,000	19,648	–
Dividends reinvested	130,352	92,698	–	20	82
Cost of shares redeemed(b)	(372,851)	(489,511)	–	–	(11,959)

Total Class C	(213,243)	(76,826)	10,000	19,668	(11,877)

Class R Shares
Proceeds from shares issued	80,638	308,871	10,000	–	–
Dividends reinvested	51,645	51,790	9	24	77
Cost of shares redeemed(b)	(114,218)	(515,973)	–	–	–

Total Class R	18,065	(155,312)	10,009	24	77

Institutional Service Class Shares
Proceeds from shares issued	86	702,784	10,000	–	–
Dividends reinvested	80,468	157,784	9	40	105
Cost of shares redeemed(b)	(991,826)	(1,530,319)	–	–	–

Total Institutional Service Class	(911,272)	(669,751)	10,009	40	105

Institutional Class Shares
Proceeds from shares issued	1,275,005	4,894,321	960,000	31,000	8,500
Dividends reinvested	3,107,449	11,579,955	433	19,956	52,480
Cost of shares redeemed(b)	(25,736,942)	(143,835,172)	–	–	–

Total Institutional Class	(21,354,488)	(127,360,896)	960,433	50,956	60,980

Change in net assets from capital transactions:	$(21,717,178)	$(132,879,015)	$1,000,457	$71,355	$25,112

(a)	For the period from November 30, 2015 (commencement of operations) through April 30, 2016.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Statements of Changes in Net Assets (continued)

	Aberdeen International Small Cap Fund		Aberdeen Japanese Equities Fund	Aberdeen Latin American Equity Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)(a)	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A Shares
Issued	8,638	94,982	1,000	109	1,369
Reinvested	211,336	154,458	1	20	65
Redeemed	(181,932)	(414,833)	–	–	(5,270)

Total Class A Shares	38,042	(165,393)	1,001	129	(3,836)

Class C Shares
Issued	1,230	11,981	1,000	3,342	–
Reinvested	6,015	3,637	–	4	12
Redeemed	(16,853)	(18,731)	–	–	(1,854)

Total Class C Shares	(9,608)	(3,113)	1,000	3,346	(1,842)

Class R Shares
Issued	3,485	11,280	1,000	–	–
Reinvested	2,305	1,970	1	5	11
Redeemed	(4,803)	(19,417)	–	–	–

Total Class R Shares	987	(6,167)	1,001	5	11

Institutional Service Class Shares
Issued	3	25,264	1,000	–	–
Reinvested	3,433	5,768	1	8	15
Redeemed	(39,664)	(54,734)	–	–	–

Total Institutional Service Class Shares	(36,228)	(23,702)	1,001	8	15

Institutional Class Shares
Issued	55,395	177,655	96,000	5,480	1,402
Reinvested	132,684	422,082	44	3,976	7,870
Redeemed	(1,012,385)	(5,180,832)	–	–	–

Total Institutional Class Shares	(824,306)	(4,581,095)	96,044	9,456	9,272

Total change in shares:	(831,113)	(4,779,470)	100,047	12,944	3,620

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Mid Cap Equity Fund	Aberdeen U.S. Multi-Cap Equity Fund		Aberdeen U.S. Small Cap Equity Fund
	Six Months Ended April 30, 2016 (Unaudited)(a)	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$(49)	$529,268	$3,650,930	$548,548	$(566,430)
Net realized gain from investments and foreign currency transactions	2,926	36,385,145	26,358,277	14,788,861	18,850,106
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	76,263	(34,136,612)	(27,364,444)	16,531,496	2,523,650

Changes in net assets resulting from operations	79,140	2,777,801	2,644,763	31,868,905	20,807,326

Distributions to Shareholders From:
Net investment income:
Class A	–	(377,830)	(2,505,584)	–	–
Class C	–	–	(24,330)	–	–
Class R	–	(543)	(3,074)	–	–
Institutional Service Class	–	(214,903)	(1,278,061)	–	–
Institutional Class	–	(15,558)	(70,221)	–	–
Net realized gains:
Class A	–	(11,902,823)	(17,284,152)	–	–
Class C	–	(366,439)	(576,102)	–	–
Class R	–	(24,769)	(23,350)	–	–
Institutional Service Class	–	(5,033,508)	(7,660,936)	–	–
Institutional Class	–	(325,415)	(225,732)	–	–

Change in net assets from shareholder distributions	–	(18,261,788)	(29,651,542)	–	–

Common Stock Transactions:
Change in net assets from capital transactions	1,000,000	(2,725,849)	(18,905,686)	227,294,245	204,647,443

Change in net assets	1,079,140	(18,209,836)	(45,912,465)	259,163,150	225,454,769

Net Assets:
Beginning of six months	–	371,488,447	417,400,912	359,773,296	134,318,527

End of six months	$1,079,140	$353,278,611	$371,488,447	$618,936,446	$359,773,296

Accumulated net investment income/(loss) at end of six months	$(49)	$187,390	$266,956	$(102,043)	$(650,591)

(a)	For the period from February 29, 2016 (commencement of operations) through April 30, 2016.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Mid Cap Equity Fund	Aberdeen U.S. Multi-Cap Equity Fund		Aberdeen U.S. Small Cap Equity Fund
	Six Months Ended April 30, 2016 (Unaudited)(a)	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$10,000	$1,559,881	$2,707,890	$56,388,856	$16,952,916
Dividends reinvested	–	11,221,671	18,131,210	–	–
Cost of shares redeemed(b)	–	(15,402,248)	(31,889,462)	(14,324,770)	(22,790,262)

Total Class A	10,000	(2,620,696)	(11,050,362)	42,064,086	(5,837,346)

Class C Shares
Proceeds from shares issued	10,000	157,872	468,052	18,299,640	5,625,655
Dividends reinvested	–	202,196	314,566	–	–
Cost of shares redeemed(b)	–	(755,889)	(1,523,576)	(3,494,005)	(4,608,416)

Total Class C	10,000	(395,821)	(740,958)	14,805,635	1,017,239

Class R Shares
Proceeds from shares issued	10,000	63,773	179,165	6,860,220	4,042,095
Dividends reinvested	–	11	746	–	–
Cost of shares redeemed(b)	–	(248,792)	(43,983)	(1,172,272)	(803,779)

Total Class R	10,000	(185,008)	135,928	5,687,948	3,238,316

Institutional Service Class Shares
Proceeds from shares issued	10,000	482,273	1,215,725	23,813,365	7,503,260
Dividends reinvested	–	5,105,142	8,700,314	–	–
Cost of shares redeemed(b)	–	(5,516,756)	(21,023,674)	(10,603,869)	(355,909)

Total Institutional Service Class	10,000	70,659	(11,107,635)	13,209,496	7,147,351

Institutional Class Shares
Proceeds from shares issued	960,000	1,052,060	5,219,479	189,618,948	229,072,532
Dividends reinvested	–	303,370	243,190	–	–
Cost of shares redeemed(b)	–	(950,413)	(1,605,328)	(38,091,868)	(29,990,649)

Total Institutional Class	960,000	405,017	3,857,341	151,527,080	199,081,883

Change in net assets from capital transactions:	$1,000,000	$(2,725,849)	$(18,905,686)	$227,294,245	$204,647,443

(a)	For the period from February 29, 2016 (commencement of operations) through April 30, 2016.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen U.S. Mid Cap Equity Fund	Aberdeen U.S. Multi-Cap Equity Fund		Aberdeen U.S. Small Cap Equity Fund
	Six Months Ended April 30, 2016 (Unaudited)(a)	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A Shares
Issued	1,000	138,256	211,670	2,088,791	668,104
Reinvested	–	984,357	1,407,017	–	–
Redeemed	–	(1,321,081)	(2,496,108)	(540,302)	(896,625)

Total Class A Shares	1,000	(198,468)	(877,421)	1,548,489	(228,521)

Class C Shares
Issued	1,000	15,207	39,644	775,103	247,305
Reinvested	–	19,574	26,739	–	–
Redeemed	–	(70,347)	(129,686)	(150,297)	(205,378)

Total Class C Shares	1,000	(35,566)	(63,303)	624,806	41,927

Class R Shares
Issued	1,000	5,642	14,533	278,158	167,201
Reinvested	–	1	60	–	–
Redeemed	–	(22,924)	(3,561)	(47,071)	(33,203)

Total Class R Shares	1,000	(17,281)	11,032	231,087	133,998

Institutional Service Class Shares
Issued	1,000	38,941	89,704	855,354	274,390
Reinvested	–	427,208	646,288	–	–
Redeemed	–	(446,517)	(1,567,694)	(378,765)	(13,285)

Total Institutional Service Class Shares	1,000	19,632	(831,702)	476,589	261,105

Institutional Class Shares
Issued	96,000	87,471	397,483	6,783,576	8,460,001
Reinvested	–	25,366	18,101	–	–
Redeemed	–	(79,294)	(122,665)	(1,367,914)	(1,111,789)

Total Institutional Class Shares	96,000	33,543	292,919	5,415,662	7,348,212

Total change in shares:	100,000	(198,140)	(1,468,475)	8,296,633	7,556,721

(a)	For the period from February 29, 2016 (commencement of operations) through April 30, 2016.
(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2016*	$10.04	$0.08	$(0.29)	$(0.21)	$(0.21)	$–	$(0.21)	$–	$9.62
Year Ended October 31, 2015	12.08	0.14	(1.68)	(1.54)	(0.30)	(0.20)	(0.50)	–	10.04
Year Ended October 31, 2014	12.01	0.14	0.15	0.29	(0.15)	(0.07)	(0.22)	–	12.08
Year Ended October 31, 2013	11.73	0.17	0.54	0.71	(0.27)	(0.16)	(0.43)	–	12.01
Period Ended October 31, 2012(h)	11.26	0.01	0.46	0.47	–	–	–	–	11.73
Class C Shares
Six Months Ended April 30, 2016*	10.01	0.04	(0.30)	(0.26)	(0.19)	–	(0.19)	–	9.56
Year Ended October 31, 2015	12.05	0.07	(1.67)	(1.60)	(0.24)	(0.20)	(0.44)	–	10.01
Year Ended October 31, 2014	12.00	0.05	0.15	0.20	(0.08)	(0.07)	(0.15)	–	12.05
Year Ended October 31, 2013	11.66	0.13	0.50	0.63	(0.13)	(0.16)	(0.29)	–	12.00
Period Ended October 31, 2012(h)	11.26	0.12	0.28	0.40	–	–	–	–	11.66
Class R Shares
Six Months Ended April 30, 2016*	10.02	0.07	(0.29)	(0.22)	(0.21)	–	(0.21)	–	9.59
Year Ended October 31, 2015	12.07	0.15	(1.72)	(1.57)	(0.28)	(0.20)	(0.48)	–	10.02
Year Ended October 31, 2014	12.02	0.05	0.20	0.25	(0.13)	(0.07)	(0.20)	–	12.07
Year Ended October 31, 2013	11.70	0.18	0.51	0.69	(0.21)	(0.16)	(0.37)	–	12.02
Period Ended October 31, 2012(h)	11.26	0.15	0.29	0.44	–	–	–	–	11.70
Institutional Service Class Shares
Six Months Ended April 30, 2016*	10.06	0.09	(0.30)	(0.21)	(0.21)	–	(0.21)	–	9.64
Year Ended October 31, 2015	12.10	0.17	(1.69)	(1.52)	(0.32)	(0.20)	(0.52)	–	10.06
Year Ended October 31, 2014	12.03	0.17	0.14	0.31	(0.17)	(0.07)	(0.24)	–	12.10
Year Ended October 31, 2013	11.73	0.16	0.58	0.74	(0.28)	(0.16)	(0.44)	–	12.03
Year Ended October 31, 2012	11.34	0.22	0.96	1.18	(0.23)	(0.56)	(0.79)	–	11.73
Year Ended October 31, 2011	11.81	0.23	(0.60)	(0.37)	(0.09)	(0.01)	(0.10)	–	11.34
Institutional Class Shares
Six Months Ended April 30, 2016*	10.07	0.02	(0.24)	(0.22)	(0.21)	–	(0.21)	–	9.64
Year Ended October 31, 2015	12.11	0.21	(1.72)	(1.51)	(0.33)	(0.20)	(0.53)	–	10.07
Year Ended October 31, 2014	12.04	0.16	0.16	0.32	(0.18)	(0.07)	(0.25)	–	12.11
Year Ended October 31, 2013	11.74	0.19	0.56	0.75	(0.29)	(0.16)	(0.45)	–	12.04
Year Ended October 31, 2012	11.34	0.22	0.97	1.19	(0.23)	(0.56)	(0.79)	–	11.74
Year Ended October 31, 2011	11.82	0.24	(0.62)	(0.38)	(0.09)	(0.01)	(0.10)	–	11.34

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)		Portfolio Turnover (c)(f)

(2.01%)	$739	1.52	%(g)	1.68%	2.47	%(g)	23.80%
(12.94%)	815	1.51	%(g)	1.21%	1.52	%(g)	58.06%
2.43%	1,173	1.50%		1.21%	1.52%		36.48%
6.12%	1,328	1.50%		1.43%	1.51%		3.33%
4.17%	327	1.45%		0.19%	1.46%		21.73%

(2.47%)	187	2.26	%(g)	0.84%	3.23	%(g)	23.80%
(13.42%)	280	2.26	%(g)	0.66%	2.27	%(g)	58.06%
1.67%	288	2.25%		0.46%	2.27%		36.48%
5.47%	146	2.25%		1.09%	2.26%		3.33%
3.55%	10	2.18%		1.56%	2.19%		21.73%

(2.15%)	10	1.76	%(g)	1.47%	2.71	%(g)	23.80%
(13.17%)	10	1.76	%(g)	1.30%	1.77	%(g)	58.06%
2.06%	11	1.76%		0.40%	1.78%		36.48%
5.97%	36	1.75%		1.50%	1.76%		3.33%
3.91%	10	1.69%		2.05%	1.70%		21.73%

(1.97%)	3,923	1.30	%(g)	1.92%	2.25	%(g)	23.80%
(12.73%)	4,017	1.29	%(g)	1.54%	1.30	%(g)	58.06%
2.59%	3,950	1.30%		1.45%	1.32%		36.48%
6.44%	3,841	1.28%		1.35%	1.29%		3.33%
11.83%	3,717	1.24%		2.00%	1.25%		21.73%
(3.20%)	2,584	1.23%		1.95%	1.23%		25.31%

(2.07%)	12,466	1.26	%(g)	0.35%	2.22	%(g)	23.80%
(12.68%)	263,176	1.26	%(g)	1.83%	1.27	%(g)	58.06%
2.64%	1,069,989	1.25%		1.32%	1.27%		36.48%
6.48%	1,004,859	1.25%		1.59%	1.26%		3.33%
11.92%	617,471	1.22%		2.01%	1.23%		21.73%
(3.28%)	434,567	1.23%		2.04%	1.23%		25.31%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to 0.01%
(h)	For the period from February 28, 2012 (commencement of operations) through October 31, 2012.

2016 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific Smaller Companies Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2016*	$8.07	$0.01		$0.03	$0.04	$(0.06)	$–	$(0.06)	$–	$8.05
Year Ended October 31, 2015	10.13	0.13		(1.80)	(1.67)	(0.16)	(0.23)	(0.39)	–	8.07
Year Ended October 31, 2014	11.88	0.11		(0.04)	0.07	(0.17)	(1.65)	(1.82)	–	10.13
Year Ended October 31, 2013	11.01	0.24		1.00	1.24	(0.28)	(0.09)	(0.37)	–	11.88
Year Ended October 31, 2012	8.95	0.15		1.93	2.08	–	(0.02)	(0.02)	–	11.01
Period Ended October 31, 2011(h)	10.00	0.01		(1.06)	(1.05)	–	–	–	–	8.95
Class C Shares
Six Months Ended April 30, 2016*	7.98	(0.03)		0.04	0.01	(0.05)	–	(0.05)	–	7.94
Year Ended October 31, 2015	10.01	0.09		(1.79)	(1.70)	(0.10)	(0.23)	(0.33)	–	7.98
Year Ended October 31, 2014	11.76	0.05		(0.05)	–	(0.10)	(1.65)	(1.75)	–	10.01
Year Ended October 31, 2013	10.90	0.11		1.03	1.14	(0.19)	(0.09)	(0.28)	–	11.76
Year Ended October 31, 2012	8.93	0.06		1.93	1.99	–	(0.02)	(0.02)	–	10.90
Period Ended October 31, 2011(h)	10.00	0.01		(1.08)	(1.07)	–	–	–	–	8.93
Class R Shares
Six Months Ended April 30, 2016*	8.10	–	(j)	0.03	0.03	(0.05)	–	(0.05)	–	8.08
Year Ended October 31, 2015	10.14	0.19		(1.85)	(1.66)	(0.15)	(0.23)	(0.38)	–	8.10
Year Ended October 31, 2014	11.84	0.08		(0.05)	0.03	(0.08)	(1.65)	(1.73)	–	10.14
Year Ended October 31, 2013	10.98	0.05		1.09	1.14	(0.19)	(0.09)	(0.28)	–	11.84
Year Ended October 31, 2012	8.94	0.05		2.01	2.06	–	(0.02)	(0.02)	–	10.98
Period Ended October 31, 2011(h)	10.00	0.02		(1.08)	(1.06)	–	–	–	–	8.94
Institutional Service Class Shares
Six Months Ended April 30, 2016*	8.20	0.02		0.04	0.06	(0.07)	–	(0.07)	–	8.19
Year Ended October 31, 2015	10.30	0.23		(1.90)	(1.67)	(0.20)	(0.23)	(0.43)	–	8.20
Year Ended October 31, 2014	12.04	0.14		(0.04)	0.10	(0.19)	(1.65)	(1.84)	–	10.30
Year Ended October 31, 2013	11.05	0.24		1.16	1.40	(0.32)	(0.09)	(0.41)	–	12.04
Year Ended October 31, 2012	8.96	0.16		1.96	2.12	(0.01)	(0.02)	(0.03)	–	11.05
Period Ended October 31, 2011(h)	10.00	0.04		(1.08)	(1.04)	–	–	–	–	8.96
Institutional Class Shares
Six Months Ended April 30, 2016*	8.10	0.01		0.05	0.06	(0.07)	–	(0.07)	–	8.09
Year Ended October 31, 2015	10.17	0.17		(1.81)	(1.64)	(0.20)	(0.23)	(0.43)	–	8.10
Year Ended October 31, 2014	11.91	0.13		(0.03)	0.10	(0.19)	(1.65)	(1.84)	–	10.17
Year Ended October 31, 2013	11.05	0.23		1.04	1.27	(0.32)	(0.09)	(0.41)	–	11.91
Year Ended October 31, 2012	8.96	0.18		1.94	2.12	(0.01)	(0.02)	(0.03)	–	11.05
Period Ended October 31, 2011(h)	10.00	0.04		(1.08)	(1.04)	–	–	–	–	8.96

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific Smaller Companies Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)		Portfolio Turnover (c)(f)

0.49%		$774	1.92	%(g)	0.20%	5.77	%(g)	25.41%
(16.80%)		776	1.89	%(g)	1.41%	2.84	%(g)	4.10%
1.78%		1,341	1.79%		1.12%	2.69%		51.86%
11.43%		1,389	1.77%		2.08%	2.41%		58.61%
23.41%		173	1.95%		1.49%	2.83%		9.52%
(10.50%)		123	1.95%		0.43%	19.61%		1.68%

0.17%		8	2.50	%(g)	(0.83%)	6.35	%(g)	25.41%
(17.33%)		29	2.51	%(g)	0.96%	3.46	%(g)	4.10%
1.16%		61	2.50%		0.50%	3.39%		51.86%
10.58%		61	2.54%		0.96%	3.16%		58.61%
22.38	%(i)	11	2.70%		0.65%	3.58%		9.52%
(10.70%)		9	2.70%		0.19%	20.48%		1.68%

0.47%		17	2.09	%(g)	0.05%	5.94	%(g)	25.41%
(16.70%)		18	2.01	%(g)	2.09%	2.96	%(g)	4.10%
1.41%		13	2.07%		0.81%	2.96%		51.86%
10.48%		36	2.28%		0.45%	2.86%		58.61%
23.16%		67	2.39%		0.48%	3.26%		9.52%
(10.60%)		9	2.20%		0.69%	19.98%		1.68%

0.73%		102	1.57	%(g)	0.49%	5.42	%(g)	25.41%
(16.54%)		121	1.51	%(g)	2.49%	2.46	%(g)	4.10%
2.09%		55	1.50%		1.38%	2.39%		51.86%
12.85%		33	1.54%		2.00%	2.16%		58.61%
23.77	%(i)	13	1.70%		1.65%	2.58%		9.52%
(10.40%)		9	1.70%		1.19%	19.48%		1.68%

0.74%		2,194	1.50	%(g)	0.19%	5.35	%(g)	25.41%
(16.46%)		7,132	1.50	%(g)	1.88%	2.45	%(g)	4.10%
2.12%		29,502	1.50%		1.23%	2.39%		51.86%
11.63%		25,960	1.56%		1.92%	2.16%		58.61%
23.77%		29,292	1.70%		1.78%	2.58%		9.52%
(10.40%)		1,434	1.70%		1.19%	19.48%		1.68%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	For the period from June 28, 2011 (commencement of operations) through October 31, 2011.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(j)	Less than $0.005 per share.

2016 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2016*	$17.94	$(0.07)	$(0.62)	$(0.69)	$–	$–	$–	$17.25
Year Ended October 31, 2015	20.19	0.22	(2.14)	(1.92)	(0.33)	(0.33)	–	17.94
Year Ended October 31, 2014	20.54	0.16	(0.33)	(0.17)	(0.18)	(0.18)	–	20.19
Year Ended October 31, 2013	19.64	0.15	0.82	0.97	(0.08)	(0.08)	0.01	20.54
Year Ended October 31, 2012	18.81	0.35	0.88	1.23	(0.41)	(0.41)	0.01	19.64
Year Ended October 31, 2011	20.66	0.21	(1.91)	(1.70)	(0.16)	(0.16)	0.01	18.81
Class C Shares
Six Months Ended April 30, 2016*	17.26	(0.13)	(0.59)	(0.72)	–	–	–	16.54
Year Ended October 31, 2015	19.50	0.18	(2.17)	(1.99)	(0.25)	(0.25)	–	17.26
Year Ended October 31, 2014	19.87	0.01	(0.32)	(0.31)	(0.06)	(0.06)	–	19.50
Year Ended October 31, 2013	19.09	(0.01)	0.81	0.80	(0.02)	(0.02)	–	19.87
Year Ended October 31, 2012	18.30	0.19	0.87	1.06	(0.28)	(0.28)	0.01	19.09
Year Ended October 31, 2011	20.09	0.02	(1.80)	(1.78)	(0.02)	(0.02)	0.01	18.30
Class R Shares
Six Months Ended April 30, 2016*	17.68	(0.10)	(0.62)	(0.72)	–	–	–	16.96
Year Ended October 31, 2015	19.92	0.23	(2.19)	(1.96)	(0.28)	(0.28)	–	17.68
Year Ended October 31, 2014	20.29	0.10	(0.35)	(0.25)	(0.12)	(0.12)	–	19.92
Year Ended October 31, 2013	19.43	0.10	0.79	0.89	(0.03)	(0.03)	–	20.29
Year Ended October 31, 2012	18.62	0.26	0.89	1.15	(0.35)	(0.35)	0.01	19.43
Year Ended October 31, 2011	20.46	0.14	(1.88)	(1.74)	(0.11)	(0.11)	0.01	18.62
Institutional Service Class Shares
Six Months Ended April 30, 2016*	18.00	(0.05)	(0.62)	(0.67)	–	–	–	17.33
Year Ended October 31, 2015	20.28	0.30	(2.18)	(1.88)	(0.40)	(0.40)	–	18.00
Year Ended October 31, 2014	20.62	0.21	(0.33)	(0.12)	(0.22)	(0.22)	–	20.28
Year Ended October 31, 2013	19.72	0.18	0.84	1.02	(0.13)	(0.13)	0.01	20.62
Year Ended October 31, 2012	18.88	0.38	0.91	1.29	(0.46)	(0.46)	0.01	19.72
Year Ended October 31, 2011	20.73	0.22	(1.87)	(1.65)	(0.21)	(0.21)	0.01	18.88
Institutional Class Shares
Six Months Ended April 30, 2016*	18.00	(0.05)	(0.62)	(0.67)	–	–	–	17.33
Year Ended October 31, 2015	20.28	0.35	(2.23)	(1.88)	(0.40)	(0.40)	–	18.00
Year Ended October 31, 2014	20.64	0.25	(0.38)	(0.13)	(0.23)	(0.23)	–	20.28
Year Ended October 31, 2013	19.74	0.19	0.83	1.02	(0.13)	(0.13)	0.01	20.64
Year Ended October 31, 2012	18.90	0.39	0.90	1.29	(0.46)	(0.46)	0.01	19.74
Year Ended October 31, 2011	20.74	0.25	(1.89)	(1.64)	(0.21)	(0.21)	0.01	18.90

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)		Portfolio Turnover (c)(f)

(3.85%)	$7,364	1.92	%(g)	(0.89%)	2.82	%(g)	8.56%
(9.50%)	8,221	1.89	%(g)	1.12%	2.48	%(g)	10.48%
(0.82%)	19,425	1.89%		0.79%	2.30%		30.61%
4.98%	21,682	1.89%		0.71%	2.18%		14.51%
6.68%	21,882	1.90%		1.81%	2.13%		21.42%
(8.20%)	25,086	1.89%		1.02%	2.12%		20.44%

(4.17%)	3,710	2.62	%(g)	(1.64%)	3.55	%(g)	8.56%
(10.18%)	4,711	2.62	%(g)	0.95%	3.21	%(g)	10.48%
(1.57%)	6,064	2.62%		0.04%	3.03%		30.61%
4.18%	7,704	2.62%		(0.06%)	2.91%		14.51%
5.90%	9,164	2.62%		1.02%	2.85%		21.42%
(8.78%)	9,161	2.62%		0.11%	2.84%		20.44%

(4.07%)	1,395	2.32	%(g)	(1.24%)	3.22	%(g)	8.56%
(9.83%)	1,293	2.29	%(g)	1.20%	2.88	%(g)	10.48%
(1.25%)	1,495	2.27%		0.50%	2.68%		30.61%
4.61%	1,599	2.25%		0.47%	2.54%		14.51%
6.32%	1,225	2.24%		1.36%	2.47%		21.42%
(8.44%)	930	2.20%		0.71%	2.43%		20.44%

(3.72%)	775	1.66	%(g)	(0.61%)	2.56	%(g)	8.56%
(9.30%)	825	1.63	%(g)	1.53%	2.22	%(g)	10.48%
(0.56%)	1,778	1.64%		1.05%	2.05%		30.61%
5.22%	2,383	1.62%		0.88%	1.91%		14.51%
6.99%	4,529	1.62%		1.99%	1.85%		21.42%
(7.92%)	3,498	1.62%		1.08%	1.84%		20.44%

(3.72%)	1,641	1.62	%(g)	(0.57%)	2.55	%(g)	8.56%
(9.27%)	1,804	1.63	%(g)	1.80%	2.22	%(g)	10.48%
(0.65%)	1,604	1.62%		1.23%	2.03%		30.61%
5.22%	1,250	1.62%		0.90%	1.91%		14.51%
6.99%	1,683	1.62%		2.01%	1.85%		21.42%
(7.91%)	1,247	1.62%		1.20%	1.84%		20.44%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.

2016 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2016*	$12.22	$0.02		$0.39	$0.41	$– (g)	$(0.13)	$(0.13)	$–	$12.50
Year Ended October 31, 2015	14.88	0.11		(2.20)	(2.09)	(0.13)	(0.44)	(0.57)	–	12.22
Year Ended October 31, 2014	15.30	0.16		(0.37)	(0.21)	(0.21)	–	(0.21)	–	14.88
Year Ended October 31, 2013	15.00	0.17		0.36	0.53	(0.23)	–	(0.23)	–	15.30
Period Ended October 31, 2012(i)	13.07	0.09		1.84	1.93	–	–	–	–	15.00
Class C Shares
Six Months Ended April 30, 2016*	12.14	(0.02)		0.39	0.37	–	(0.13)	(0.13)	–	12.38
Year Ended October 31, 2015	14.79	0.02		(2.17)	(2.15)	(0.06)	(0.44)	(0.50)	–	12.14
Year Ended October 31, 2014	15.23	0.05		(0.36)	(0.31)	(0.13)	–	(0.13)	–	14.79
Year Ended October 31, 2013	14.95	0.09		0.34	0.43	(0.15)	–	(0.15)	–	15.23
Period Ended October 31, 2012(i)	13.07	0.05		1.83	1.88	–	–	–	–	14.95
Class R Shares
Six Months Ended April 30, 2016*	12.17	–	(g)	0.38	0.38	–	(0.13)	(0.13)	–	12.42
Year Ended October 31, 2015	14.83	0.06		(2.19)	(2.13)	(0.09)	(0.44)	(0.53)	–	12.17
Year Ended October 31, 2014	15.27	0.11		(0.38)	(0.27)	(0.17)	–	(0.17)	–	14.83
Year Ended October 31, 2013	14.98	0.14		0.35	0.49	(0.20)	–	(0.20)	–	15.27
Period Ended October 31, 2012(i)	13.07	0.08		1.83	1.91	–	–	–	–	14.98
Institutional Service Class Shares
Six Months Ended April 30, 2016*	12.22	0.03		0.40	0.43	(0.01)	(0.13)	(0.14)	–	12.51
Year Ended October 31, 2015	14.89	0.18		(2.25)	(2.07)	(0.16)	(0.44)	(0.60)	–	12.22
Year Ended October 31, 2014	15.30	0.13		(0.33)	(0.20)	(0.21)	–	(0.21)	–	14.89
Year Ended October 31, 2013	14.99	0.19		0.35	0.54	(0.23)	–	(0.23)	–	15.30
Year Ended October 31, 2012	13.68	0.18		1.40	1.58	(0.15)	(0.12)	(0.27)	–	14.99
Year Ended October 31, 2011	14.29	0.22		(0.70)	(0.48)	(0.13)	–	(0.13)	–	13.68
Institutional Class Shares
Six Months Ended April 30, 2016*	12.24	0.04		0.39	0.43	(0.02)	(0.13)	(0.15)	–	12.52
Year Ended October 31, 2015	14.90	0.16		(2.20)	(2.04)	(0.18)	(0.44)	(0.62)	–	12.24
Year Ended October 31, 2014	15.31	0.20		(0.35)	(0.15)	(0.26)	–	(0.26)	–	14.90
Year Ended October 31, 2013	15.02	0.22		0.36	0.58	(0.29)	–	(0.29)	–	15.31
Year Ended October 31, 2012	13.70	0.22		1.40	1.62	(0.18)	(0.12)	(0.30)	–	15.02
Year Ended October 31, 2011	14.28	0.26		(0.71)	(0.45)	(0.13)	–	(0.13)	–	13.70

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)		Portfolio Turnover (c)(f)

3.51%		$169,743	1.49	%(h)	0.33%	1.54	%(h)	3.65%
(14.28%)		192,039	1.44	%(h)	0.81%	1.47	%(h)	11.58%
(1.37%)		341,483	1.41%		1.05%	1.43%		5.00%
3.50%		417,896	1.43%		1.13%	1.43%		2.79%
14.77%		274,047	1.40%		1.46%	1.40%		1.14%

3.18%		24,796	2.10	%(h)	(0.30%)	2.19	%(h)	3.65%
(14.80%)		30,850	2.10	%(h)	0.17%	2.13	%(h)	11.58%
(2.04%)		45,077	2.10%		0.36%	2.12%		5.00%
2.85%		49,826	2.10%		0.60%	2.10%		2.79%
14.38%		19,328	2.09%		0.77%	2.09%		1.14%

3.25%		39,378	1.81	%(h)	0.08%	1.86	%(h)	3.65%
(14.59%)		33,881	1.83	%(h)	0.46%	1.86	%(h)	11.58%
(1.76%)		31,720	1.79%		0.76%	1.81%		5.00%
3.26%		22,968	1.74%		0.90%	1.74%		2.79%
14.61%		8,811	1.64%		1.19%	1.64%		1.14%

3.63%		392,428	1.30	%(h)	0.53%	1.35	%(h)	3.65%
(14.20%)		409,406	1.32	%(h)	1.35%	1.35	%(h)	11.58%
(1.29%)		234,846	1.34%		0.90%	1.36%		5.00%
3.61%		443,469	1.35%		1.22%	1.35%		2.79%
11.94%		298,472	1.29%		1.31%	1.29%		1.14%
(3.41%)		248,725	1.21%		1.55%	1.29%		1.51%

3.63	%(i)	6,689,001	1.10	%(h)	0.75%	1.15	%(h)	3.65%
(13.98	%)(j)	6,963,195	1.10	%(h)	1.15%	1.13	%(h)	11.58%
(1.01%)		9,389,216	1.10%		1.35%	1.12%		5.00%
3.86%		11,114,896	1.10%		1.43%	1.10%		2.79%
12.25%		7,651,960	1.05%		1.59%	1.05%		1.14%
(3.14%)		4,562,269	0.95%		1.87%	1.03%		1.51%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Less than $0.005 per share.
(h)	Includes interest expense that amounts to less than 0.01%.
(i)	For the period from May 21, 2012 (commencement of operations) through October 31, 2012.
(j)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2016 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2016*	$10.30	$(0.08)	$(0.07)	$(0.15)	$(1.30)	$(1.30)	$–	$8.85
Year Ended October 31, 2015	12.26	(0.13)	0.26	0.13	(2.09)	(2.09)	–	10.30
Year Ended October 31, 2014	12.12	(0.13)	0.48	0.35	(0.21)	(0.21)	–	12.26
Year Ended October 31, 2013	11.29	(0.14)	1.10	0.96	(0.13)	(0.13)	–	12.12
Year Ended October 31, 2012	11.17	(0.19)	0.42	0.23	(0.11)	(0.11)	–	11.29
Year Ended October 31, 2011	11.35	(0.20)	0.02	(0.18)	–	–	–	11.17
Class C Shares
Six Months Ended April 30, 2016*	6.38	(0.06)	(0.06)	(0.12)	(1.30)	(1.30)	–	4.96
Year Ended October 31, 2015	8.43	(0.13)	0.17	0.04	(2.09)	(2.09)	–	6.38
Year Ended October 31, 2014	8.45	(0.15)	0.34	0.19	(0.21)	(0.21)	–	8.43
Year Ended October 31, 2013	7.96	(0.15)	0.77	0.62	(0.13)	(0.13)	–	8.45
Year Ended October 31, 2012	7.97	(0.19)	0.29	0.10	(0.11)	(0.11)	–	7.96
Year Ended October 31, 2011	8.16	(0.20)	0.01	(0.19)	–	–	–	7.97
Class R Shares
Six Months Ended April 30, 2016*	9.76	(0.08)	(0.07)	(0.15)	(1.30)	(1.30)	–	8.31
Year Ended October 31, 2015	11.77	(0.16)	0.24	0.08	(2.09)	(2.09)	–	9.76
Year Ended October 31, 2014	11.69	(0.18)	0.47	0.29	(0.21)	(0.21)	–	11.77
Year Ended October 31, 2013	10.94	(0.18)	1.06	0.88	(0.13)	(0.13)	–	11.69
Year Ended October 31, 2012	10.88	(0.23)	0.40	0.17	(0.11)	(0.11)	–	10.94
Year Ended October 31, 2011	11.08	(0.23)	0.03	(0.20)	–	–	–	10.88
Institutional Service Class Shares
Six Months Ended April 30, 2016*	10.48	(0.07)	(0.07)	(0.14)	(1.30)	(1.30)	–	9.04
Year Ended October 31, 2015	12.44	(0.12)	0.25	0.13	(2.09)	(2.09)	–	10.48
Year Ended October 31, 2014	12.28	(0.12)	0.49	0.37	(0.21)	(0.21)	–	12.44
Year Ended October 31, 2013	11.43	(0.12)	1.10	0.98	(0.13)	(0.13)	–	12.28
Year Ended October 31, 2012	11.30	(0.18)	0.42	0.24	(0.11)	(0.11)	–	11.43
Year Ended October 31, 2011	11.47	(0.21)	0.04	(0.17)	–	–	–	11.30
Institutional Class Shares
Six Months Ended April 30, 2016*	10.64	(0.06)	(0.08)	(0.14)	(1.30)	(1.30)	–	9.20
Year Ended October 31, 2015	12.56	(0.10)	0.27	0.17	(2.09)	(2.09)	–	10.64
Year Ended October 31, 2014	12.37	(0.10)	0.50	0.40	(0.21)	(0.21)	–	12.56
Year Ended October 31, 2013	11.48	(0.10)	1.12	1.02	(0.13)	(0.13)	–	12.37
Year Ended October 31, 2012	11.33	(0.16)	0.42	0.26	(0.11)	(0.11)	–	11.48
Year Ended October 31, 2011	11.48	(0.17)	0.02	(0.15)	–	–	–	11.33

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)		Dividend Expense (d)(f)		Portfolio Turnover (c)(g)

(1.23%)	$14,433	3.16%		(1.69%)	3.47%		1.57	%(h)	22.82%
1.18%	16,869	2.93	%(i)	(1.21%)	3.12	%(i)	1.36	%(h)	14.04%
2.90%	30,368	2.64%		(1.09%)	2.79%		1.08	%(h)	31.13%
8.54%	62,819	2.62%		(1.15%)	2.72%		1.04	%(h)	41.95%
2.10%	70,070	2.79%		(1.70%)	2.79%		1.10	%(h)	47.63%
(1.58%)	93,352	2.32%		(1.75%)	2.40%		0.63%		62.65%

(1.55%)	4,153	3.79%		(2.28%)	4.13%		1.54	%(h)	22.82%
0.51%	7,480	3.61	%(i)	(1.90%)	3.80	%(i)	1.35	%(h)	14.04%
2.26%	10,162	3.36%		(1.81%)	3.51%		1.11	%(h)	31.13%
7.83%	12,104	3.32%		(1.85%)	3.42%		1.05	%(h)	41.95%
1.31%	13,681	3.46%		(2.36%)	3.46%		1.10	%(h)	47.63%
(2.33%)	17,345	3.04%		(2.47%)	3.13%		0.62%		62.65%

(1.30%)	3,035	3.46%		(1.99%)	3.76%		1.56	%(h)	22.82%
0.74%	3,202	3.35	%(i)	(1.65%)	3.54	%(i)	1.34	%(h)	14.04%
2.49%	3,437	3.12%		(1.56%)	3.27%		1.12	%(h)	31.13%
8.07%	2,759	3.01%		(1.55%)	3.12%		1.01	%(h)	41.95%
1.60%	2,118	3.22%		(2.12%)	3.22%		1.11	%(h)	47.63%
(1.81%)	2,245	2.61%		(2.07%)	2.68%		0.67%		62.65%

(1.10%)	737	2.98%		(1.51%)	3.29%		1.53	%(h)	22.82%
1.16%	789	2.86	%(i)	(1.13%)	3.05	%(i)	1.35	%(h)	14.04%
3.03%	1,871	2.59%		(1.02%)	2.75%		1.09	%(h)	31.13%
8.61%	3,551	2.47%		(1.00%)	2.59%		0.99	%(h)	41.95%
2.17%	1,992	2.72%		(1.60%)	2.72%		1.11	%(h)	47.63%
(1.48%)	8,380	2.37%		(1.90%)	2.40%		0.77%		62.65%

(1.08%)	75,630	2.82%		(1.34%)	3.15%		1.57	%(h)	22.82%
1.52%	92,887	2.61	%(i)	(0.89%)	2.80	%(i)	1.36	%(h)	14.04%
3.26%	303,638	2.33%		(0.78%)	2.49%		1.08	%(h)	31.13%
8.92%	581,327	2.29%		(0.82%)	2.40%		1.03	%(h)	41.95%
2.34%	480,181	2.48%		(1.37%)	2.48%		1.11	%(h)	47.63%
(1.31%)	382,920	2.06%		(1.50%)	2.14%		0.64%		62.65%

(f)	Indicates the dividend expense charged for the period to average net assets.
(g)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(h)	Dividend expense ratio includes broker related expenses for securities sold short.
(i)	Includes interest expense that amounts to less than 0.01%.

2016 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen European Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2016*	$9.55	$0.06	$(0.25)	$(0.19)	$(0.09)	$–	$(0.09)	$–	$9.27
Year Ended October 31, 2015	10.22	0.20	(0.60)	(0.40)	(0.16)	(0.11)	(0.27)	–	9.55
Year Ended October 31, 2014	10.87	0.19	(0.58)	(0.39)	(0.24)	(0.02)	(0.26)	–	10.22
Period Ended October 31, 2013(h)	10.00	0.08	0.91	0.99	(0.12)	–	(0.12)	–	10.87
Class C Shares
Six Months Ended April 30, 2016*	9.50	0.08	(0.31)	(0.23)	(0.09)	–	(0.09)	–	9.18
Year Ended October 31, 2015	10.19	0.09	(0.56)	(0.47)	(0.11)	(0.11)	(0.22)	–	9.50
Year Ended October 31, 2014	10.85	0.09	(0.57)	(0.48)	(0.16)	(0.02)	(0.18)	–	10.19
Period Ended October 31, 2013(h)	10.00	0.08	0.87	0.95	(0.10)	–	(0.10)	–	10.85
Class R Shares
Six Months Ended April 30, 2016*	9.55	0.06	(0.27)	(0.21)	(0.08)	–	(0.08)	–	9.26
Year Ended October 31, 2015	10.23	0.14	(0.56)	(0.42)	(0.15)	(0.11)	(0.26)	–	9.55
Year Ended October 31, 2014	10.87	0.16	(0.58)	(0.42)	(0.20)	(0.02)	(0.22)	–	10.23
Period Ended October 31, 2013(h)	10.00	0.12	0.86	0.98	(0.11)	–	(0.11)	–	10.87
Institutional Service Class Shares
Six Months Ended April 30, 2016*	9.58	0.08	(0.27)	(0.19)	(0.10)	–	(0.10)	–	9.29
Year Ended October 31, 2015	10.24	0.19	(0.55)	(0.36)	(0.19)	(0.11)	(0.30)	–	9.58
Year Ended October 31, 2014	10.88	0.22	(0.58)	(0.36)	(0.26)	(0.02)	(0.28)	–	10.24
Period Ended October 31, 2013(h)	10.00	0.15	0.86	1.01	(0.13)	–	(0.13)	–	10.88
Institutional Class Shares
Six Months Ended April 30, 2016*	9.56	0.08	(0.26)	(0.18)	(0.10)	–	(0.10)	–	9.28
Year Ended October 31, 2015	10.24	0.21	(0.59)	(0.38)	(0.19)	(0.11)	(0.30)	–	9.56
Year Ended October 31, 2014	10.88	0.21	(0.57)	(0.36)	(0.26)	(0.02)	(0.28)	–	10.24
Period Ended October 31, 2013(h)	10.00	0.15	0.86	1.01	(0.13)	–	(0.13)	–	10.88

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts	listed as “–” are $0 or round to $0.

See	accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen European Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)		Portfolio Turnover (c)(f)

(1.98%)		$110	1.37%		1.32%	10.69%		13.77%
(4.01%)		139	1.35	%(g)	1.96%	3.70	%(g)	14.17%
(3.80%)		387	1.35%		1.74%	3.43%		7.75%
10.00%		63	1.35%		1.28%	4.69%		3.35	%(c)

(2.34%)		109	2.10%		1.77%	11.42%		13.77%
(4.65%)		10	2.10	%(g)	0.86%	4.45	%(g)	14.17%
(4.56	%)(i)	10	2.10%		0.84%	4.18%		7.75%
9.61	%(i)	11	2.10%		1.29%	5.43%		3.35	%(c)

(2.15%)		10	1.60%		1.31%	10.92%		13.77%
(4.22%)		10	1.60	%(g)	1.37%	3.95	%(g)	14.17%
(4.06	%)(i)	11	1.60%		1.44%	3.68%		7.75%
9.94	%(i)	11	1.60%		1.92%	4.94%		3.35	%(c)

(1.94%)		10	1.10%		1.81%	10.42%		13.77%
(3.65%)		10	1.10	%(g)	1.87%	3.45	%(g)	14.17%
(3.54%)		11	1.10%		1.94%	3.18%		7.75%
10.16%		11	1.10%		2.42%	4.44%		3.35	%(c)

(1.84%)		1,206	1.10%		1.81%	10.43%		13.77%
(3.85%)		1,233	1.10	%(g)	2.05%	3.45	%(g)	14.17%
(3.53%)		5,730	1.10%		1.94%	3.18%		7.75%
10.16%		5,926	1.10%		2.38%	4.44%		3.35	%(c)

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2016 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2016*	$12.15	$0.06	$(0.23)	$(0.17)	$(0.03)	$(0.03)	$–	$11.95
Year Ended October 31, 2015	13.83	0.17	(1.66)	(1.49)	(0.19)	(0.19)	–	12.15
Year Ended October 31, 2014	13.83	0.45	0.01	0.46	(0.46)	(0.46)	–	13.83
Year Ended October 31, 2013	12.01	0.18	1.80	1.98	(0.16)	(0.16)	–	13.83
Year Ended October 31, 2012	11.14	0.20	0.88	1.08	(0.21)	(0.21)	–	12.01
Year Ended October 31, 2011	11.00	0.22	0.13	0.35	(0.21)	(0.21)	–	11.14
Class C Shares
Six Months Ended April 30, 2016*	11.52	0.02	(0.22)	(0.20)	(0.01)	(0.01)	–	11.31
Year Ended October 31, 2015	13.13	0.06	(1.55)	(1.49)	(0.12)	(0.12)	–	11.52
Year Ended October 31, 2014	13.15	0.33	0.03	0.36	(0.38)	(0.38)	–	13.13
Year Ended October 31, 2013	11.44	0.12	1.68	1.80	(0.09)	(0.09)	–	13.15
Year Ended October 31, 2012	10.63	0.14	0.82	0.96	(0.15)	(0.15)	–	11.44
Year Ended October 31, 2011	10.50	0.13	0.13	0.26	(0.13)	(0.13)	–	10.63
Class R Shares
Six Months Ended April 30, 2016*	11.71	0.04	(0.22)	(0.18)	(0.02)	(0.02)	–	11.51
Year Ended October 31, 2015	13.34	0.12	(1.59)	(1.47)	(0.16)	(0.16)	–	11.71
Year Ended October 31, 2014	13.36	0.40	– (i)	0.40	(0.42)	(0.42)	–	13.34
Year Ended October 31, 2013	11.61	0.16	1.73	1.89	(0.14)	(0.14)	–	13.36
Year Ended October 31, 2012	10.78	0.19	0.83	1.02	(0.19)	(0.19)	–	11.61
Year Ended October 31, 2011	10.65	0.18	0.13	0.31	(0.18)	(0.18)	–	10.78
Institutional Service Class Shares
Six Months Ended April 30, 2016*	12.30	0.08	(0.23)	(0.15)	(0.04)	(0.04)	–	12.11
Year Ended October 31, 2015	13.86	0.31	(1.78)	(1.47)	(0.09)	(0.09)	–	12.30
Year Ended October 31, 2014	13.88	0.44	0.05	0.49	(0.51)	(0.51)	–	13.86
Year Ended October 31, 2013	12.01	0.23	1.85	2.08	(0.21)	(0.21)	–	13.88
Period Ended October 31, 2012(j)(k)	10.56	0.23	1.41	1.64	(0.19)	(0.19)	–	12.01
Institutional Class Shares
Six Months Ended April 30, 2016*	12.16	0.08	(0.23)	(0.15)	(0.04)	(0.04)	–	11.97
Year Ended October 31, 2015	13.84	0.14	(1.59)	(1.45)	(0.23)	(0.23)	–	12.16
Year Ended October 31, 2014	13.84	0.47	0.04	0.51	(0.51)	(0.51)	–	13.84
Year Ended October 31, 2013	12.02	0.25	1.78	2.03	(0.21)	(0.21)	–	13.84
Year Ended October 31, 2012	11.15	0.23	0.89	1.12	(0.25)	(0.25)	–	12.02
Year Ended October 31, 2011	11.01	0.26	0.12	0.38	(0.24)	(0.24)	–	11.15

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund (concluded)

			Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)		Portfolio Turnover (c)(f)

(1.37	%)(g)	$56,335	1.56%		0.97%	1.63%		12.92%
(10.85%)		58,730	1.55	%(h)	1.33%	1.61	%(h)	31.45%
3.37%		73,230	1.56%		3.22%	1.56%		24.09%
16.59%		83,800	1.57%		1.42%	1.57%		12.87%
9.86%		76,894	1.49%		1.73%	1.68%		24.83%
3.12%		25,480	1.61%		1.89%	1.83%		25.44%

(1.71	%)(g)	1,704	2.19%		0.34%	2.31%		12.92%
(11.43%)		1,729	2.20	%(h)	0.45%	2.26	%(h)	31.45%
2.78%		4,165	2.19%		2.50%	2.19%		24.09%
15.83%		5,278	2.19%		0.96%	2.19%		12.87%
9.11%		3,348	2.20%		1.28%	2.39%		24.83%
2.43%		2,437	2.32%		1.18%	2.54%		25.44%

(1.52	%)(g)	1,818	1.88%		0.75%	1.95%		12.92%
(11.13%)		1,457	1.88	%(h)	0.96%	1.94	%(h)	31.45%
3.06%		1,986	1.85%		2.96%	1.85%		24.09%
16.35%		2,312	1.76%		1.26%	1.76%		12.87%
9.61%		2,265	1.71%		1.70%	1.90%		24.83%
2.85%		595	1.82%		1.59%	2.04%		25.44%

(1.17	%)(g)	1	1.19%		1.34%	1.26%		12.92%
(10.60%)		1	1.26	%(h)	2.29%	1.33	%(h)	31.45%
3.62	%(g)	2	1.19%		3.12%	1.19%		24.09%
17.44	%(g)	1	1.19%		1.80%	1.20%		12.87%
15.65	%(g)	1	1.19%		2.28%	1.39%		24.83%

(1.19	%)(g)	33,751	1.19%		1.37%	1.26%		12.92%
(10.55%)		30,678	1.19	%(h)	1.08%	1.25	%(h)	31.45%
3.77	%(g)	78,381	1.19%		3.36%	1.19%		24.09%
17.01	%(g)	67,843	1.19%		1.89%	1.19%		12.87%
10.16%		39,134	1.20%		1.95%	1.39%		24.83%
3.40%		10,491	1.32%		2.29%	1.54%		25.44%

(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	Includes interest expense that amounts to less than 0.01%.
(i)	Less than $0.005 per share.
(j)	For the period from December 19, 2011 (commencement of operations) through October 31, 2012.
(k)	There were no shareholders in the class for the period from April 23, 2009 through December 18, 2011. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class. See Note 6 for Financial Highlight information prior to year ended October 31, 2009.

2016 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Natural Resources Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2016*	$11.52	$0.08	$0.34	$0.42	$(0.04)	$(0.04)	$–	$11.90
Year Ended October 31, 2015	15.35	0.23	(3.73)	(3.50)	(0.33)	(0.33)	–	11.52
Year Ended October 31, 2014	16.37	0.22	(0.98)	(0.76)	(0.26)	(0.26)	–	15.35
Year Ended October 31, 2013	16.30	0.16	0.04	0.20	(0.13)	(0.13)	–	16.37
Year Ended October 31, 2012	16.23	0.17	0.07	0.24	(0.17)	(0.17)	–	16.30
Year Ended October 31, 2011	16.60	0.17	(0.41)	(0.24)	(0.13)	(0.13)	–	16.23
Class C Shares
Six Months Ended April 30, 2016*	10.94	0.04	0.33	0.37	(0.02)	(0.02)	–	11.29
Year Ended October 31, 2015	14.59	0.13	(3.54)	(3.41)	(0.24)	(0.24)	–	10.94
Year Ended October 31, 2014	15.56	0.10	(0.93)	(0.83)	(0.14)	(0.14)	–	14.59
Year Ended October 31, 2013	15.52	0.05	0.04	0.09	(0.05)	(0.05)	–	15.56
Year Ended October 31, 2012	15.50	0.05	0.08	0.13	(0.11)	(0.11)	–	15.52
Year Ended October 31, 2011	15.86	0.04	(0.38)	(0.34)	(0.02)	(0.02)	–	15.50
Class R Shares
Six Months Ended April 30, 2016*	11.33	0.06	0.34	0.40	(0.03)	(0.03)	–	11.70
Year Ended October 31, 2015	15.11	0.20	(3.68)	(3.48)	(0.30)	(0.30)	–	11.33
Year Ended October 31, 2014	16.11	0.18	(0.96)	(0.78)	(0.22)	(0.22)	–	15.11
Year Ended October 31, 2013	16.05	0.13	0.04	0.17	(0.11)	(0.11)	–	16.11
Year Ended October 31, 2012	15.99	0.14	0.07	0.21	(0.15)	(0.15)	–	16.05
Year Ended October 31, 2011	16.36	0.13	(0.40)	(0.27)	(0.10)	(0.10)	–	15.99
Institutional Service Class Shares
Six Months Ended April 30, 2016*	11.68	0.10	0.34	0.44	(0.05)	(0.05)	–	12.07
Year Ended October 31, 2015	15.55	0.29	(3.78)	(3.49)	(0.38)	(0.38)	–	11.68
Year Ended October 31, 2014	16.60	0.28	(1.01)	(0.73)	(0.32)	(0.32)	–	15.55
Year Ended October 31, 2013	16.51	0.21	0.06	0.27	(0.18)	(0.18)	–	16.60
Year Ended October 31, 2012	16.43	0.22	0.08	0.30	(0.22)	(0.22)	–	16.51
Year Ended October 31, 2011	16.81	0.19	(0.38)	(0.19)	(0.19)	(0.19)	–	16.43
Institutional Class Shares
Six Months Ended April 30, 2016*	11.69	0.10	0.34	0.44	(0.05)	(0.05)	–	12.08
Year Ended October 31, 2015	15.56	0.23	(3.72)	(3.49)	(0.38)	(0.38)	–	11.69
Year Ended October 31, 2014	16.61	0.26	(0.99)	(0.73)	(0.32)	(0.32)	–	15.56
Year Ended October 31, 2013	16.54	0.18	0.07	0.25	(0.18)	(0.18)	–	16.61
Year Ended October 31, 2012	16.47	0.21	0.08	0.29	(0.22)	(0.22)	–	16.54
Year Ended October 31, 2011	16.85	0.23	(0.42)	(0.19)	(0.19)	(0.19)	–	16.47

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Natural Resources Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)		Portfolio Turnover (c)(f)

3.72%	$10,149	1.52	%(g)	1.54%		2.09	%(g)	12.19%
(23.00%)	8,838	1.35	%(g)(h)	1.72	%(h)	2.12	%(g)	31.83%
(4.75%)	15,053	1.48%		1.30%		1.84%		2.02%
1.28%	21,396	1.49%		1.00%		1.64%		12.50%
1.54%	28,898	1.48%		1.06%		1.51%		7.98%
(1.45%)	34,936	1.45%		0.96%		1.49%		6.30%

3.42%	1,578	2.16	%(g)	0.90%		2.78	%(g)	12.19%
(23.54%)	1,639	2.03	%(g)(h)	1.05	%(h)	2.80	%(g)	31.83%
(5.39%)	2,793	2.16%		0.62%		2.52%		2.02%
0.58%	4,345	2.16%		0.32%		2.31%		12.50%
0.86%	5,786	2.16%		0.35%		2.19%		7.98%
(2.17%)	8,353	2.13%		0.24%		2.16%		6.30%

3.62%	2,146	1.76	%(g)	1.23%		2.33	%(g)	12.19%
(23.22%)	2,473	1.60	%(g)(h)	1.52	%(h)	2.37	%(g)	31.83%
(4.94%)	3,134	1.70%		1.09%		2.06%		2.02%
1.06%	3,942	1.70%		0.80%		1.85%		12.50%
1.34%	5,279	1.69%		0.90%		1.72%		7.98%
(1.69%)	5,677	1.67%		0.73%		1.71%		6.30%

3.85%	826	1.19	%(g)	1.90%		1.76	%(g)	12.19%
(22.68%)	312	1.03	%(g)(h)	2.11	%(h)	1.80	%(g)	31.83%
(4.52%)	672	1.16%		1.66%		1.53%		2.02%
1.67%	816	1.16%		1.31%		1.31%		12.50%
1.90%	1,156	1.17%		1.33%		1.20%		7.98%
(1.18%)	1,564	1.12%		1.09%		1.16%		6.30%

3.85%	6,855	1.16	%(g)	1.94%		1.75	%(g)	12.19%
(22.67%)	5,708	1.03	%(g)(h)	1.79	%(h)	1.80	%(g)	31.83%
(4.52%)	1,524	1.16%		1.54%		1.52%		2.02%
1.55%	2,206	1.16%		1.10%		1.31%		12.50%
1.85%	6,781	1.16%		1.31%		1.19%		7.98%
(1.17%)	9,968	1.12%		1.32%		1.16%		6.30%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	Includes 0.13% reimbursement from Aberdeen relating to certain Transfer Agent expenses paid by the Fund that are not attributable to the Fund.

2016 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2016*	$12.52	$0.09	$(0.31)	$(0.22)	$(0.04)	$(0.04)	$–	$12.26
Year Ended October 31, 2015	14.85	0.23	(2.29)	(2.06)	(0.27)	(0.27)	–	12.52
Year Ended October 31, 2014	15.34	0.50	(0.42)	0.08	(0.57)	(0.57)	–	14.85
Year Ended October 31, 2013	13.57	0.26	1.73	1.99	(0.22)	(0.22)	–	15.34
Year Ended October 31, 2012	13.00	0.31	0.56	0.87	(0.30)	(0.30)	–	13.57
Year Ended October 31, 2011	13.02	0.30	(0.04)	0.26	(0.28)	(0.28)	–	13.00
Class C Shares
Six Months Ended April 30, 2016*	11.79	0.05	(0.30)	(0.25)	(0.01)	(0.01)	–	11.53
Year Ended October 31, 2015	14.01	0.13	(2.16)	(2.03)	(0.19)	(0.19)	–	11.79
Year Ended October 31, 2014	14.51	0.39	(0.42)	(0.03)	(0.47)	(0.47)	–	14.01
Year Ended October 31, 2013	12.86	0.15	1.64	1.79	(0.14)	(0.14)	–	14.51
Year Ended October 31, 2012	12.35	0.20	0.54	0.74	(0.23)	(0.23)	–	12.86
Year Ended October 31, 2011	12.38	0.19	(0.03)	0.16	(0.19)	(0.19)	–	12.35
Class R Shares
Six Months Ended April 30, 2016*	11.97	0.06	(0.29)	(0.23)	(0.03)	(0.03)	–	11.71
Year Ended October 31, 2015	14.22	0.18	(2.20)	(2.02)	(0.23)	(0.23)	–	11.97
Year Ended October 31, 2014	14.71	0.46	(0.42)	0.04	(0.53)	(0.53)	–	14.22
Year Ended October 31, 2013	13.03	0.21	1.65	1.86	(0.18)	(0.18)	–	14.71
Year Ended October 31, 2012	12.49	0.27	0.55	0.82	(0.28)	(0.28)	–	13.03
Year Ended October 31, 2011	12.51	0.25	(0.01)	0.24	(0.26)	(0.26)	–	12.49
Institutional Service Class Shares
Six Months Ended April 30, 2016*	12.77	0.10	(0.32)	(0.22)	(0.04)	(0.04)	–	12.51
Year Ended October 31, 2015	15.16	0.27	(2.36)	(2.09)	(0.30)	(0.30)	–	12.77
Year Ended October 31, 2014	15.64	0.56	(0.44)	0.12	(0.60)	(0.60)	–	15.16
Year Ended October 31, 2013	13.84	0.28	1.77	2.05	(0.25)	(0.25)	–	15.64
Year Ended October 31, 2012	13.25	0.35	0.56	0.91	(0.32)	(0.32)	–	13.84
Year Ended October 31, 2011	13.26	0.33	(0.04)	0.29	(0.30)	(0.30)	–	13.25
Institutional Class Shares
Six Months Ended April 30, 2016*	12.82	0.11	(0.32)	(0.21)	(0.05)	(0.05)	–	12.56
Year Ended October 31, 2015	15.21	0.29	(2.36)	(2.07)	(0.32)	(0.32)	–	12.82
Year Ended October 31, 2014	15.70	0.58	(0.45)	0.13	(0.62)	(0.62)	–	15.21
Year Ended October 31, 2013	13.88	0.32	1.76	2.08	(0.26)	(0.26)	–	15.70
Year Ended October 31, 2012	13.29	0.41	0.51	0.92	(0.33)	(0.33)	–	13.88
Year Ended October 31, 2011	13.30	0.34	(0.03)	0.31	(0.32)	(0.32)	–	13.29

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income to Average Net Assets (d)		Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)		Portfolio Turnover (c)(f)

(1.76	%)(g)	$80,233	1.43	%(h)	1.51%		1.43	%(h)	20.42%
(14.02%)		91,902	1.32	%(h)(i)	1.65	%(i)	1.35	%(h)	14.52%
0.49%		148,018	1.33%		3.30%		1.33%		10.08%
14.75%		222,275	1.33%		1.77%		1.33%		23.35%
6.84%		200,574	1.37%		2.37%		1.37%		15.29%
1.96%		158,454	1.57%		2.22%		1.57%		22.15%

(2.09	%)(g)	17,445	2.09	%(h)	0.83%		2.11	%(h)	20.42%
(14.61%)		22,999	2.01	%(h)(i)	0.97	%(i)	2.04	%(h)	14.52%
(0.24%)		35,696	2.03%		2.68%		2.03%		10.08%
14.02%		42,861	2.01%		1.08%		2.01%		23.35%
6.09%		35,754	2.05%		1.64%		2.05%		15.29%
1.29%		28,322	2.24%		1.48%		2.24%		22.15%

(1.93	%)(g)	9,281	1.71	%(h)	1.09%		1.71	%(h)	20.42%
(14.32%)		14,095	1.62	%(h)(i)	1.34	%(i)	1.65	%(h)	14.52%
0.26%		16,938	1.62%		3.13%		1.62%		10.08%
14.42%		17,303	1.59%		1.51%		1.59%		23.35%
6.67%		11,531	1.58%		2.10%		1.58%		15.29%
1.87%		10,395	1.75%		1.97%		1.75%		22.15%

(1.69%)		107,780	1.23	%(h)	1.65%		1.23	%(h)	20.42%
(13.97%)		156,489	1.15	%(h)(i)	1.89	%(i)	1.18	%(h)	14.52%
0.75%		185,166	1.16%		3.57%		1.16%		10.08%
14.91%		206,212	1.13%		1.92%		1.13%		23.35%
7.07%		191,580	1.17%		2.61%		1.17%		15.29%
2.19%		219,773	1.37%		2.38%		1.37%		22.15%

(1.62	%)(g)	277,986	1.07	%(h)	1.92%		1.07	%(h)	20.42%
(13.80%)		332,542	1.01	%(h)(i)	2.04	%(i)	1.04	%(h)	14.52%
0.81%		496,344	1.03%		3.73%		1.03%		10.08%
15.14%		558,986	1.01%		2.13%		1.01%		23.35%
7.18%		475,051	1.01%		3.02%		1.01%		15.29%
2.32%		14,491	1.24%		2.50%		1.24%		22.15%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	Includes interest expense that amounts to less than 0.01%.
(i)	Includes 0.03% reimbursement from Aberdeen relating to certain Transfer Agent expenses paid by the Fund that are not attributable to the Fund.

2016 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2016*	$26.87	$0.03	$0.61	$0.64	$(0.12)	$(2.52)	$(2.64)	$–	$24.87
Year Ended October 31, 2015	29.64	0.48	(1.17)	(0.69)	(0.52)	(1.56)	(2.08)	–	26.87
Year Ended October 31, 2014	28.71	0.19	1.32	1.51	(0.27)	(0.31)	(0.58)	–	29.64
Year Ended October 31, 2013	25.95	0.17	2.65	2.82	(0.07)	–	(0.07)	0.01	28.71
Year Ended October 31, 2012	21.68	0.14	4.48	4.62	(0.35)	–	(0.35)	–	25.95
Year Ended October 31, 2011	21.67	0.31	(0.14)	0.17	(0.16)	–	(0.16)	–	21.68
Class C Shares
Six Months Ended April 30, 2016*	25.04	(0.06)	0.57	0.51	(0.09)	(2.52)	(2.61)	–	22.94
Year Ended October 31, 2015	27.81	0.27	(1.11)	(0.84)	(0.37)	(1.56)	(1.93)	–	25.04
Year Ended October 31, 2014	26.97	(0.01)	1.24	1.23	(0.08)	(0.31)	(0.39)	–	27.81
Year Ended October 31, 2013	24.50	0.02	2.46	2.48	(0.02)	–	(0.02)	0.01	26.97
Year Ended October 31, 2012	20.46	(0.04)	4.27	4.23	(0.19)	–	(0.19)	–	24.50
Year Ended October 31, 2011	20.47	0.17	(0.16)	0.01	(0.02)	–	(0.02)	–	20.46
Class R Shares
Six Months Ended April 30, 2016*	25.81	(0.01)	0.57	0.56	(0.10)	(2.52)	(2.62)	–	23.75
Year Ended October 31, 2015	28.57	0.37	(1.13)	(0.76)	(0.44)	(1.56)	(2.00)	–	25.81
Year Ended October 31, 2014	27.68	0.09	1.30	1.39	(0.19)	(0.31)	(0.50)	–	28.57
Year Ended October 31, 2013	25.06	0.15	2.51	2.66	(0.05)	–	(0.05)	0.01	27.68
Year Ended October 31, 2012	20.95	0.06	4.34	4.40	(0.29)	–	(0.29)	–	25.06
Year Ended October 31, 2011	20.98	0.24	(0.13)	0.11	(0.14)	–	(0.14)	–	20.95
Institutional Service Class Shares
Six Months Ended April 30, 2016*	26.87	(0.01)	0.67	0.66	(0.12)	(2.52)	(2.64)	–	24.89
Year Ended October 31, 2015	29.64	0.48	(1.17)	(0.69)	(0.52)	(1.56)	(2.08)	–	26.87
Year Ended October 31, 2014	28.72	0.23	1.31	1.54	(0.31)	(0.31)	(0.62)	–	29.64
Year Ended October 31, 2013	25.95	0.31	2.56	2.87	(0.11)	–	(0.11)	0.01	28.72
Year Ended October 31, 2012	21.74	0.16	4.47	4.63	(0.42)	–	(0.42)	–	25.95
Year Ended October 31, 2011	21.60	0.24	0.11	0.35	(0.21)	–	(0.21)	–	21.74
Institutional Class Shares
Six Months Ended April 30, 2016*	26.87	0.04	0.64	0.68	(0.14)	(2.52)	(2.66)	–	24.89
Year Ended October 31, 2015	29.66	0.36	(0.99)	(0.63)	(0.60)	(1.56)	(2.16)	–	26.87
Year Ended October 31, 2014	28.74	0.29	1.32	1.61	(0.38)	(0.31)	(0.69)	–	29.66
Year Ended October 31, 2013	25.98	0.25	2.66	2.91	(0.16)	–	(0.16)	0.01	28.74
Year Ended October 31, 2012	21.72	0.20	4.48	4.68	(0.42)	–	(0.42)	–	25.98
Year Ended October 31, 2011	21.69	0.38	(0.14)	0.24	(0.21)	–	(0.21)	–	21.72

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Small Cap Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)		Portfolio Turnover (c)(f)

2.97	%(g)	$50,678	1.62	%(h)	0.24%	2.10	%(h)	29.79%
(2.39%)		53,726	1.61%		1.70%	1.84%		12.11%
5.32%		64,189	1.60%		0.65%	1.73%		12.93%
10.91%		80,191	1.61%		0.63%	1.76%		34.85%
21.77%		60,672	1.59%		0.62%	2.04%		22.21%
0.76%		50,797	1.56%		1.38%	2.04%		21.77%

2.65	%(g)	1,065	2.30	%(h)	(0.54%)	2.82	%(h)	29.79%
(3.10%)		1,404	2.30%		1.03%	2.53%		12.11%
4.60%		1,646	2.30%		(0.03%)	2.43%		12.93%
10.17%		2,208	2.30%		0.08%	2.45%		34.85%
20.92%		521	2.30%		(0.17%)	2.75%		22.21%
0.04%		240	2.30%		0.79%	2.74%		21.77%

2.79	%(g)	597	1.94	%(h)	(0.07%)	2.42	%(h)	29.79%
(2.74%)		623	1.91%		1.38%	2.14%		12.11%
5.07%		866	1.86%		0.32%	1.99%		12.93%
10.67%		1,749	1.82%		0.55%	1.97%		34.85%
21.44%		499	1.86%		0.25%	2.31%		22.21%
0.53%		184	1.85%		1.09%	2.34%		21.77%

3.06%		357	1.53	%(h)	(0.11%)	2.01	%(h)	29.79%
(2.38%)		1,359	1.55%		1.71%	1.78%		12.11%
5.41%		2,201	1.54%		0.78%	1.67%		12.93%
11.11%		1,803	1.47%		1.10%	1.62%		34.85%
21.88%		45	1.54%		0.69%	1.99%		22.21%
0.98%		34	1.30%		1.11%	1.80%		21.77%

3.16%		24,799	1.30	%(h)	0.34%	1.80	%(h)	29.79%
(2.16%)		48,927	1.30%		1.27%	1.53%		12.11%
5.67%		189,864	1.30%		0.99%	1.43%		12.93%
11.29%		212,642	1.30%		0.91%	1.45%		34.85%
22.13%		24,276	1.30%		0.87%	1.75%		22.21%
1.03%		3,210	1.30%		1.70%	1.74%		21.77%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	Includes interest expense that amounts to less than 0.01%.

2016 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Japanese Equities Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2016(g)	$10.00	$0.03		$(0.06)	$(0.03)	$(0.01)	$(0.01)	$9.96
Class C Shares
Six Months Ended April 30, 2016(g)	10.00	(0.01	)(h)	(0.06)	(0.07)	–	–	9.93
Class R Shares
Six Months Ended April 30, 2016(g)	10.00	0.02		(0.07)	(0.05)	–	–	9.95
Institutional Service Class Shares
Six Months Ended April 30, 2016(g)	10.00	0.04		(0.06)	(0.02)	(0.01)	(0.01)	9.97
Institutional Class Shares
Six Months Ended April 30, 2016(g)	10.00	0.04		(0.06)	(0.02)	(0.01)	(0.01)	9.97

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Japanese Equities Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

(0.33%)		$10	1.31%	0.79%	18.23%	5.33%

(0.70%)		10	2.00%	0.10%	18.97%	5.33%

(0.45%)		10	1.56%	0.54%	18.47%	5.33%

(0.21	%)(i)	10	1.06%	1.04%	17.97%	5.33%

(0.21%)		957	1.00%	1.11%	17.97%	5.33%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 30, 2015 (commencement of operations) through April 30, 2016.
(h)	Less than $0.005 per share.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2016 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Latin American Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2016*	$5.42	$0.05	$0.92	$0.97	$(0.03)	$(0.03)	$6.36
Year Ended October 31, 2015	7.93	0.06	(2.49)	(2.43)	(0.08)	(0.08)	5.42
Year Ended October 31, 2014	9.18	0.12	(1.24)	(1.12)	(0.13)	(0.13)	7.93
Period Ended October 31, 2013(g)	10.00	0.05	(0.83)	(0.78)	(0.04)	(0.04)	9.18
Class C Shares
Six Months Ended April 30, 2016*	5.40	0.04	0.91	0.95	(0.01)	(0.01)	6.34
Year Ended October 31, 2015	7.91	0.03	(2.50)	(2.47)	(0.04)	(0.04)	5.40
Year Ended October 31, 2014	9.16	0.06	(1.23)	(1.17)	(0.08)	(0.08)	7.91
Period Ended October 31, 2013(g)	10.00	0.04	(0.86)	(0.82)	(0.02)	(0.02)	9.16
Class R Shares
Six Months Ended April 30, 2016*	5.41	0.04	0.93	0.97	(0.02)	(0.02)	6.36
Year Ended October 31, 2015	7.93	0.07	(2.51)	(2.44)	(0.08)	(0.08)	5.41
Year Ended October 31, 2014	9.18	0.11	(1.25)	(1.14)	(0.11)	(0.11)	7.93
Period Ended October 31, 2013(g)	10.00	0.06	(0.85)	(0.79)	(0.03)	(0.03)	9.18
Institutional Service Class Shares
Six Months Ended April 30, 2016*	5.43	0.05	0.93	0.98	(0.04)	(0.04)	6.37
Year Ended October 31, 2015	7.94	0.10	(2.51)	(2.41)	(0.10)	(0.10)	5.43
Year Ended October 31, 2014	9.19	0.15	(1.24)	(1.09)	(0.16)	(0.16)	7.94
Period Ended October 31, 2013(g)	10.00	0.09	(0.86)	(0.77)	(0.04)	(0.04)	9.19
Institutional Class Shares
Six Months Ended April 30, 2016*	5.43	0.06	0.92	0.98	(0.04)	(0.04)	6.37
Year Ended October 31, 2015	7.94	0.10	(2.51)	(2.41)	(0.10)	(0.10)	5.43
Year Ended October 31, 2014	9.19	0.15	(1.24)	(1.09)	(0.16)	(0.16)	7.94
Period Ended October 31, 2013(g)	10.00	0.09	(0.86)	(0.77)	(0.04)	(0.04)	9.19

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Latin American Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

18.03%		$23	1.62%	1.77%	5.81%	15.17%
(30.78%)		18	1.63%	0.97%	5.27%	11.97%
(12.22%)		57	1.55%	1.47%	4.63%	3.79%
(7.82%)		28	1.55%	1.00%	6.20%	5.04%

17.76%		30	2.30%	1.65%	6.58%	15.17%
(31.35%)		7	2.30%	0.42%	5.94%	11.97%
(12.83%)		25	2.31%	0.65%	5.38%	3.79%
(8.21%)		9	2.30%	0.67%	6.96%	5.04%

18.11%		7	1.80%	1.59%	5.99%	15.17%
(31.01%)		6	1.80%	1.04%	5.44%	11.97%
(12.48	%)(h)	8	1.77%	1.26%	4.85%	3.79%
(7.90	%)(h)	9	1.80%	1.17%	6.45%	5.04%

18.21%		7	1.30%	2.09%	5.49%	15.17%
(30.56%)		6	1.30%	1.54%	4.94%	11.97%
(11.99%)		8	1.29%	1.75%	4.36%	3.79%
(7.68%)		9	1.30%	1.67%	5.96%	5.04%

18.21%		3,369	1.30%	2.09%	5.49%	15.17%
(30.56%)		2,818	1.30%	1.54%	4.94%	11.97%
(11.99%)		4,051	1.30%	1.73%	4.36%	3.79%
(7.68%)		4,589	1.30%	1.67%	5.96%	5.04%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2016 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Mid Cap Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2016*(g)	$10.00	$(0.01)	$0.79	$0.78	$10.78
Class C Shares
Six Months Ended April 30, 2016*(g)	10.00	(0.02)	0.79	0.77	10.77
Class R Shares
Six Months Ended April 30, 2016*(g)	10.00	(0.01)	0.79	0.78	10.78
Institutional Service Class Shares
Six Months Ended April 30, 2016*(g)	10.00	– (h)	0.79	0.79	10.79
Institutional Class Shares
Six Months Ended April 30, 2016*(g)	10.00	– (h)	0.79	0.79	10.79

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Mid Cap Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

7.80%	$11	1.39%	(0.40%)	16.84%	9.92%

7.70%	11	2.00%	(1.01%)	17.60%	9.92%

7.80%	11	1.64%	(0.64%)	17.10%	9.92%

7.90%	11	1.14%	(0.15%)	16.60%	9.92%

7.90%	1,036	1.00%	(0.01%)	16.61%	9.92%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 29, 2016 (commencement of operations) through April 30, 2016.
(h)	Less than $0.005 per share.

2016 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Multi-Cap Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Investment Income (a)	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2016*	$12.52	$0.02	$0.06	$0.08		$(0.02)	$(0.61)	$(0.63)	$11.97
Year Ended October 31, 2015	13.40	0.11	(0.02)	0.09		(0.12)	(0.85)	(0.97)	12.52
Year Ended October 31, 2014	12.41	0.12	1.09	1.21		(0.13)	(0.09)	(0.22)	13.40
Year Ended October 31, 2013	9.97	0.11	2.43	2.54		(0.10)	–	(0.10)	12.41
Year Ended October 31, 2012	9.04	0.08	0.91	0.99		(0.06)	–	(0.06)	9.97
Year Ended October 31, 2011	8.64	(0.01)	0.41	0.40		–	–	–	9.04
Class C Shares
Six Months Ended April 30, 2016*	11.40	(0.02)	0.05	0.03		–	(0.61)	(0.61)	10.82
Year Ended October 31, 2015	12.29	0.02	(0.02)	–	(h)	(0.04)	(0.85)	(0.89)	11.40
Year Ended October 31, 2014	11.40	0.02	1.00	1.02		(0.04)	(0.09)	(0.13)	12.29
Year Ended October 31, 2013	9.18	0.02	2.23	2.25		(0.03)	–	(0.03)	11.40
Year Ended October 31, 2012	8.34	0.01	0.84	0.85		(0.01)	–	(0.01)	9.18
Year Ended October 31, 2011	8.02	(0.06)	0.38	0.32		–	–	–	8.34
Class R Shares
Six Months Ended April 30, 2016*	11.96	– (h)	0.06	0.06		(0.01)	(0.61)	(0.62)	11.40
Year Ended October 31, 2015	12.85	0.08	(0.02)	0.06		(0.10)	(0.85)	(0.95)	11.96
Year Ended October 31, 2014	11.91	0.09	1.04	1.13		(0.10)	(0.09)	(0.19)	12.85
Year Ended October 31, 2013	9.58	0.08	2.32	2.40		(0.07)	–	(0.07)	11.91
Year Ended October 31, 2012	8.67	0.05	0.89	0.94		(0.03)	–	(0.03)	9.58
Year Ended October 31, 2011	8.31	(0.01)	0.37	0.36		–	–	–	8.67
Institutional Service Class Shares
Six Months Ended April 30, 2016*	13.09	0.03	0.08	0.11		(0.03)	(0.61)	(0.64)	12.56
Year Ended October 31, 2015	13.98	0.14	(0.03)	0.11		(0.15)	(0.85)	(1.00)	13.09
Year Ended October 31, 2014	12.93	0.15	1.14	1.29		(0.15)	(0.09)	(0.24)	13.98
Year Ended October 31, 2013	10.38	0.14	2.53	2.67		(0.12)	–	(0.12)	12.93
Year Ended October 31, 2012	9.40	0.11	0.95	1.06		(0.08)	–	(0.08)	10.38
Period Ended October 31, 2011(i)	8.61	–	0.79	0.79		–	–	–	9.40
Institutional Class Shares
Six Months Ended April 30, 2016*	13.10	0.03	0.08	0.11		(0.03)	(0.61)	(0.64)	12.57
Year Ended October 31, 2015	13.99	0.15	(0.03)	0.12		(0.16)	(0.85)	(1.01)	13.10
Year Ended October 31, 2014	12.94	0.16	1.15	1.31		(0.17)	(0.09)	(0.26)	13.99
Year Ended October 31, 2013	10.38	0.14	2.54	2.68		(0.12)	–	(0.12)	12.94
Year Ended October 31, 2012	9.40	0.11	0.95	1.06		(0.08)	–	(0.08)	10.38
Year Ended October 31, 2011	8.96	0.03	0.41	0.44		–	–	–	9.40

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Multi-Cap Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)		Portfolio Turnover (c)(f)

0.90%	$234,393	1.18	%(g)	0.26%	1.28	%(g)	53.39%
0.50%	247,549	1.17	%(g)	0.87%	1.25	%(g)	16.92%
9.87%	276,861	1.17%		0.92%	1.25%		20.60%
25.54%	282,602	1.15%		0.94%	1.23%		19.53%
11.03%	187,216	1.15%		0.85%	1.28%		27.95%
4.63%	196,095	1.41%		(0.07%)	1.70%		48.65%

0.53%	6,389	1.90	%(g)	(0.46%)	2.04	%(g)	53.39%
(0.27%)	7,134	1.90	%(g)	0.15%	1.98	%(g)	16.92%
9.07%	8,469	1.90%		0.19%	1.98%		20.60%
24.60%	9,637	1.90%		0.20%	1.95%		19.53%
10.23%	7,899	1.90%		0.10%	2.00%		27.95%
3.99%	9,364	2.19%		(0.65%)	2.44%		48.65%

0.80%	240	1.44	%(g)	(0.01%)	1.53	%(g)	53.39%
0.23%	458	1.40	%(g)	0.62%	1.48	%(g)	16.92%
9.62%	351	1.40%		0.69%	1.48%		20.60%
25.16%	405	1.40%		0.73%	1.45%		19.53%
10.91%	416	1.40%		0.56%	1.50%		27.95%
4.33%	865	1.70%		(0.15%)	1.95%		48.65%

1.07%	105,063	1.01	%(g)	0.44%	1.10	%(g)	53.39%
0.59%	109,288	0.99	%(g)	1.06%	1.07	%(g)	16.92%
10.13%	128,283	0.96%		1.12%	1.07%		20.60%
25.84%	128,368	0.90%		1.21%	1.05%		19.53%
11.37%	115,150	0.90%		1.10%	1.11%		27.95%
9.18%	123,074	0.90%		0.00%	1.13%		48.65%

1.10%	7,194	0.90	%(g)	0.54%	1.01	%(g)	53.39%
0.68%	7,059	0.90	%(g)	1.13%	0.98	%(g)	16.92%
10.23%	3,437	0.90%		1.18%	0.98%		20.60%
26.00%	3,867	0.90%		1.21%	0.95%		19.53%
11.37%	2,584	0.90%		1.13%	1.00%		27.95%
4.91%	3,330	1.19%		0.35%	1.44%		48.65%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	Less than $0.005 per share.
(i)	For the period from October 7, 2011 (commencement of operations) through October 31, 2011.

2016 Semi-Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Small Cap Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2016*	$26.62	$0.02	$1.48	$1.50	$–	$–	$28.12
Year Ended October 31, 2015	23.90	(0.08)	2.80	2.72	–	–	26.62
Year Ended October 31, 2014	21.86	0.01	2.03	2.04	–	–	23.90
Year Ended October 31, 2013	15.85	0.05	5.96	6.01	–	–	21.86
Year Ended October 31, 2012	14.06	(0.07)	1.86	1.79	–	–	15.85
Year Ended October 31, 2011	13.65	0.04	0.47	0.51	(0.10)	(0.10)	14.06
Class C Shares
Six Months Ended April 30, 2016*	23.46	(0.07)	1.30	1.23	–	–	24.69
Year Ended October 31, 2015	21.20	(0.23)	2.49	2.26	–	–	23.46
Year Ended October 31, 2014	19.53	(0.14)	1.81	1.67	–	–	21.20
Year Ended October 31, 2013	14.26	(0.07)	5.34	5.27	–	–	19.53
Year Ended October 31, 2012	12.73	(0.16)	1.69	1.53	–	–	14.26
Year Ended October 31, 2011	12.42	(0.05)	0.42	0.37	(0.06)	(0.06)	12.73
Class R Shares
Six Months Ended April 30, 2016*	24.78	(0.02)	1.39	1.37	–	–	26.15
Year Ended October 31, 2015	22.30	(0.14)	2.62	2.48	–	–	24.78
Year Ended October 31, 2014	20.44	(0.04)	1.90	1.86	–	–	22.30
Year Ended October 31, 2013	14.85	0.01	5.58	5.59	–	–	20.44
Year Ended October 31, 2012	13.21	(0.10)	1.74	1.64	–	–	14.85
Year Ended October 31, 2011	12.84	0.03	0.42	0.45	(0.08)	(0.08)	13.21
Institutional Service Class Shares
Six Months Ended April 30, 2016*	27.90	0.05	1.55	1.60	–	–	29.50
Year Ended October 31, 2015	24.96	(1.71)	4.65	2.94	–	–	27.90
Year Ended October 31, 2014	22.76	0.08	2.12	2.20	–	–	24.96
Year Ended October 31, 2013	16.47	0.09	6.20	6.29	–	–	22.76
Year Ended October 31, 2012	14.56	(0.02)	1.93	1.91	–	–	16.47
Year Ended October 31, 2011	14.10	0.06	0.51	0.57	(0.11)	(0.11)	14.56
Institutional Class Shares
Six Months Ended April 30, 2016*	27.87	0.06	1.55	1.61	–	–	29.48
Year Ended October 31, 2015	24.93	–	2.94	2.94	–	–	27.87
Year Ended October 31, 2014	22.73	0.07	2.13	2.20	–	–	24.93
Year Ended October 31, 2013	16.43	0.12	6.18	6.30	–	–	22.73
Year Ended October 31, 2012	14.53	(0.02)	1.92	1.90	–	–	16.43
Year Ended October 31, 2011	14.07	0.10	0.47	0.57	(0.11)	(0.11)	14.53

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Small Cap Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

5.63%	$122,764	1.42%	0.12%	1.42%	15.16%
11.38%	75,005	1.46%	(0.33%)	1.53%	29.43%
9.33%	72,790	1.47%	0.03%	1.59%	29.32%
37.92%	81,916	1.47%	0.25%	1.58%	39.71%
12.73%	70,189	1.47%	(0.46%)	1.55%	23.05%
3.65%	92,187	1.44%	0.28%	1.59%	41.48%

5.24%	52,966	2.13%	(0.58%)	2.13%	15.16%
10.66%	35,665	2.15%	(1.02%)	2.22%	29.43%
8.55%	31,346	2.15%	(0.66%)	2.27%	29.32%
36.96%	32,664	2.15%	(0.42%)	2.26%	39.71%
12.02%	29,734	2.15%	(1.13%)	2.23%	23.05%
2.94%	35,391	2.11%	(0.33%)	2.26%	41.48%

5.53%	10,897	1.66%	(0.15%)	1.66%	15.16%
11.12%	4,601	1.71%	(0.59%)	1.78%	29.43%
9.10%	1,152	1.70%	(0.19%)	1.82%	29.32%
37.64%	1,507	1.67%	0.08%	1.78%	39.71%
12.41%	2,195	1.73%	(0.68%)	1.81%	23.05%
3.45%	3,336	1.65%	0.18%	1.80%	41.48%

5.73%	23,687	1.13%	0.33%	1.13%	15.16%
11.78%	9,101	1.18%	(6.38%)	1.25%	29.43%
9.67%	1,626	1.15%	0.33%	1.27%	29.32%
38.19%	1,694	1.15%	0.48%	1.26%	39.71%
13.12%	11,909	1.15%	(0.13%)	1.23%	23.05%
4.00%	15,100	1.12%	0.40%	1.26%	41.48%

5.78%	408,623	1.13%	0.40%	1.13%	15.16%
11.79%	235,400	1.15%	0.02%	1.22%	29.43%
9.68%	27,404	1.15%	0.30%	1.27%	29.32%
38.34%	19,619	1.15%	0.61%	1.26%	39.71%
13.08%	26,346	1.15%	(0.10%)	1.23%	23.05%
4.01%	35,100	1.11%	0.67%	1.26%	41.48%

(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

2016 Semi-Annual Report

Notes to Financial Statements

April 30, 2016 (unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2016, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2016, the Trust operated twenty-five (25) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the fifteen (15) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia-Pacific (ex-Japan) Equity Fund (“Asia-Pacific (ex-Japan) Equity Fund”)
–	Aberdeen Asia-Pacific Smaller Companies Fund (“Asia-Pacific Smaller Companies Fund”)
–	Aberdeen China Opportunities Fund (“China Opportunities Fund”)
–	Aberdeen Emerging Markets Fund (“Emerging Markets Fund”)
–	Aberdeen Equity Long-Short Fund (“Equity Long-Short Fund”)
–	Aberdeen European Equity Fund (“European Equity Fund”)
–	Aberdeen Global Equity Fund (“Global Equity Fund”)*
–	Aberdeen Global Natural Resources Fund (“Global Natural Resources Fund”)
–	Aberdeen International Equity Fund (“International Equity Fund”)
–	Aberdeen International Small Cap Fund (“International Small Cap Fund”, formerly the “Aberdeen Global Small Cap Fund”)
–	Aberdeen Japanese Equities Fund (“Japanese Equities Fund”)**
–	Aberdeen Latin American Equity Fund (“Latin American Equity Fund”)
–	Aberdeen U.S. Mid Cap Equity Fund (“U.S. Mid Cap Equity Fund”)***
–	Aberdeen U.S. Multi-Cap Equity Fund (“U.S. Multi-Cap Equity Fund”, formerly the “Aberdeen U.S. Equity Fund”)
–	Aberdeen U.S. Small Cap Equity Fund (“U.S. Small Cap Equity Fund”, formerly the “Aberdeen Small Cap Fund”)

*	On February 25, 2015, the Global Equity Fund acquired the assets and assumed the liabilities of the Aberdeen Global Select Opportunities Fund Inc. (the “Global Select Opportunities Fund”). The Global Equity Fund is considered the accounting survivor of the reorganization.

In connection with the reorganization, the Global Select Opportunities Fund’s Class A and Institutional Class shares were exchanged for Class A and Institutional Class shares of the Global Equity Fund, respectively.

The following is a summary of the net assets reorganized and net asset value per share issued as of February 25, 2015.

	Shares Issued of the Global Equity Fund	Fund Net Assets Reorganized from the Global Select Opportunities Fund	Net Asset Value Per Shares Issued of the Global Equity Fund
Class A	364,123	$4,987,280	$13.70
Class C	–	–	–
Class R	–	–	–
Institutional Service Class	–	–	–
Institutional Class	86,882	1,191,495	13.71

**	On November 30, 2015, Japanese Equities Fund commenced operations.
***	On February 29, 2016, U.S. Mid Cap Equity Fund commenced operations.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Semi-Annual Report 2016

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ Pricing Committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Funds’ Board of Trustees (the “Board”). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The three-level hierarchy of inputs is summarized below:

•	Level 1 - quoted prices in active markets for identical investments;
•	Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3 - significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

2016 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

The following is a summary of the inputs used as of April 30, 2016 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Asia-Pacific (ex-Japan) Equity Fund
Investments in Securities
Common Stocks	369,949	16,755,874	–	17,125,823
Preferred Stocks	–	1,041,737	–	1,041,737
Repurchase Agreement	–	467,000	–	467,000

	369,949	18,264,611	–	18,634,560

Asia-Pacific Smaller Companies Fund
Investments in Securities
Common Stocks	702,101	2,276,646	–	2,978,747
Warrants	827	–	–	827

	702,928	2,276,646	–	2,979,574

China Opportunities Fund
Investments in Securities
Common Stocks	571,419	12,999,475	585,307	14,156,201
Repurchase Agreement	–	395,000	–	395,000

	571,419	13,394,475	585,307	14,551,201

Emerging Markets Fund
Investments in Securities
Common Stocks	1,617,553,204	5,048,464,641	–	6,666,017,845
Preferred Stocks	215,885,079	307,740,834	–	523,625,913
Repurchase Agreement	–	138,713,000	–	138,713,000

	1,833,438,283	5,494,918,475	–	7,328,356,758

Equity Long-Short Fund
Investments in Securities
Common Stocks–Long Positions	85,351,772	–	–	85,351,772
Repurchase Agreement	–	11,699,000	–	11,699,000
Common Stocks–Short Positions	(40,330,272)	–	–	(40,330,272)
Exchange Traded Funds–Short Positions	(4,288,909)	–	–	(4,288,909)

	40,732,591	11,699,000	–	52,431,591

European Equity Fund
Investments in Securities
Common Stocks	431	1,340,227	–	1,340,658

	431	1,340,227	–	1,340,658

Semi-Annual Report 2016

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Global Equity Fund
Investments in Securities
Common Stocks	43,350,052	41,585,180	–	84,935,232
Preferred Stocks	4,374,654	1,530,533	–	5,905,187
Repurchase Agreement	–	3,268,000	–	3,268,000

	47,724,706	46,383,713	–	94,108,419

Global Natural Resources Fund
Investments in Securities
Common Stocks	10,458,467	9,722,482	–	20,180,949
Preferred Stocks	562,410	–	–	562,410
Repurchase Agreement	–	716,000	–	716,000

	11,020,877	10,438,482	–	21,459,359

International Equity Fund
Investments in Securities
Common Stocks	55,409,713	383,847,079	–	439,256,792
Preferred Stocks	27,185,618	9,468,744	–	36,654,362
Repurchase Agreement	–	19,312,000	–	19,312,000

	82,595,331	412,627,823	–	495,223,154

International Small Cap Fund
Investments in Securities
Common Stocks	26,659,603	49,171,535	–	75,831,138
Repurchase Agreement	–	1,375,000	–	1,375,000

	26,659,603	50,546,535	–	77,206,138

Japanese Equities Fund
Investments in Securities
Common Stocks	19,263	905,323	–	924,586

	19,263	905,323	–	924,586

Latin American Equity Fund
Investments in Securities
Common Stocks	2,992,021	–	–	2,992,021
Preferred Stocks	313,046	–	–	313,046

	3,305,067	–	–	3,305,067

U.S. Mid Cap Equity Fund
Investments in Securities
Common Stocks	1,055,414	–	–	1,055,414

	1,055,414	–	–	1,055,414

2016 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
U.S. Multi-Cap Equity Fund
Investments in Securities
Common Stocks	348,267,792	–	–	348,267,792
Repurchase Agreement	–	5,413,000	–	5,413,000

	348,267,792	5,413,000	–	353,680,792

U.S. Small Cap Equity Fund
Investments in Securities
Common Stocks	600,606,283	–	–	600,606,283
Repurchase Agreement	–	14,223,000	–	14,223,000

	600,606,283	14,223,000	–	614,829,283

China Opportunities Fund Rollforward of Level 3 Fair Value Measurement For the Six-Month Period Ended April 30, 2016
Investments, at value	Balance as of 10/31/15	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Capital Contributed	Distributions/ Sales	Net Transfers in to Level 3	Net Transfers out of Level 3	Balance as of 4/30/16
Common Stock	$–	$–	$–	$–	$–	$-	$585,307	$–	$585,307

For movements between the Levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. As described above, certain foreign securities are valued utilizing valuation factors provided by an independent pricing service to reflect any significant market movements between the time foreign markets close and the time the Fund values such foreign securities. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the six months ended April 30, 2016, several Funds had transfers between Level 1 and Level 2 because there was a valuation factor applied at April 30, 2016 that had not been applied at a prior period end or a valuation factor applied at a prior period end that was not applied at April 30, 2016. Also, a security issued by China Vanke Co. Ltd. Class A Shares in the amount of $585,307 transferred from Level 2 to Level 3 as the security halted during the period ended March 31, 2016 and is being fair valued using an indexing methodology. For the six months ended April 30, 2016 there were no significant changes to the fair valuation methodologies. The following is a summary of Funds which had significant transfers:

Fund	Transfer from Level 1	Transfer from Level 2
Asia-Pacific (ex-Japan) Equity Fund	$–	$192,610
Asia-Pacific Smaller Companies Fund	$261,189	$130,762
China Opportunities Fund	$994,064	$973,815
Global Natural Resources Fund	$599,063	$–
International Small Cap Fund	$3,066,412	$–

b.	Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on individual repurchase agreements, see the Statements of Investments.

Semi-Annual Report 2016

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

c.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

d.	Foreign Currency Translation

Foreign currency amounts are translated into U.S. Dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service.

e.	Rights Issues and Warrants

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

f.	Short Sales

During the period, the Equity Long-Short Fund engaged in short-selling of portfolio securities, which obligates the Fund to replace any security that it has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will segregate or earmark cash, other liquid assets and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

g.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

h.	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

2016 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

i.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

j.	Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes. In addition, the Funds may be subject to capital gains tax in certain countries in which they invest. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Asia-Pacific (ex-Japan) Equity Fund	On all assets	1.00%
Asia-Pacific Smaller Companies Fund	Up to $500 million	1.30%
	$500 million up to $2 billion	1.25%
	On $2 billion and more	1.15%
China Opportunities Fund	Up to $500 million	1.25%
	$500 million up to $2 billion	1.20%
	On $2 billion and more	1.15%
Emerging Markets Fund	On all assets	0.90%
Equity Long-Short Fund	Up to $1 billion	1.15%
	On $1 billion and more	1.00%
European Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Natural Resources Fund	Up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	On $2 billion and more	0.60%
International Equity Fund	On all assets	0.80%
International Small Cap Fund	Up to $100 million	1.25%
	On $100 million and more	1.00%
Japanese Equities Fund	On all assets	0.65%
Latin American Equity Fund	Up to $500 million	1.10%
	$500 million up to $2 billion	1.05%
	On $2 billion and more	1.00%
U.S. Mid Cap Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%

Semi-Annual Report 2016

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

Fund	Fee Schedule
U.S. Multi-Cap Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%
U.S. Small Cap Equity Fund	Up to $100 million	0.95%
	On $100 million and more	0.80%

The Adviser has engaged the services of affiliates Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Managers Limited (“AAML”) as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. The Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers, if any.

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed below. This contractual limitation may not be terminated before February 28, 2017 without the approval of the Board of Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares, and Institutional Service Class shares and extraordinary expenses.

Fund	Limit
Asia-Pacific (ex-Japan) Equity Fund	1.25%
Asia-Pacific Smaller Companies Fund	1.50%
China Opportunities Fund	1.62%
Emerging Markets Fund	1.10%
Equity Long-Short Fund	1.40%
European Equity Fund	1.10%
Global Equity Fund	1.19%
Global Natural Resources Fund	1.16%
International Equity Fund	1.10%
International Small Cap Fund	1.30%
Japanese Equities Fund	1.00%
Latin American Equity Fund	1.30%
U.S. Mid Cap Equity Fund	1.00%
U.S. Multi-Cap Equity Fund	0.90%
U.S. Small Cap Equity Fund	1.15%

The Adviser has also entered into a written contract to reimburse the Equity Long-Short Fund for short-sale brokerage expenses at an annual rate of up to 0.15% of the Fund’s average daily net assets. Amounts reimbursed by the Adviser for short sale brokerage expenses are not subject to recoupment at a later date. This contract may not be terminated before February 28, 2017 or the effective date of the 2017 annual update to the registration statement, whichever occurs first.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made. However, no reimbursement will be made unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

2016 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

During the year ended October 31, 2015, the following funds received reimbursement from Aberdeen for certain previously paid Transfer Agent expenses not attributable to the Funds as follows:

Equity Long-Short Fund	$19,386
Global Equity Fund	$17,201
Global Natural Resources Fund	$24,439
International Equity Fund	$264,886

In addition and related to the Transfer Agent expenses not attributable to the Funds, Aberdeen has reduced the amounts of prior advisory fees waived and other expenses reimbursed that are eligible for reimbursement in future periods by the following amounts for the following funds:

Global Natural Resources Fund	$77,643
U.S. Small Cap Equity Fund	$75,732
China Opportunities Fund	$11,010
U.S. Multi-Cap Equity Fund	$14,357
International Small Cap Fund	$1,423
Emerging Markets Fund	$36,985

As of April 30, 2016, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen, including adjustments described above, would be:

Fund	Amount Fiscal Year 2013 (Expires 10/31/16)	Amount Fiscal Year 2014 (Expires 10/31/17)	Amount Fiscal Year 2015 (Expires 10/31/18)	Amount Six Months Ended April 30, 2016 (expires 4/30/18)	Total*
Asia-Pacific (ex-Japan) Equity Fund	$58,037	$170,934	$136,242	$433,202	$798,415
Asia-Pacific Smaller Companies Fund	146,864	201,689	209,750	96,213	654,516
China Opportunities Fund	57,573	134,971	137,165	68,433	398,142
Emerging Markets Fund	–	1,662,213	3,028,391	1,825,859	6,516,463
Equity Long-Short Fund	–	23,669	98,729	90,587	212,985
European Equity Fund	93,240	133,233	123,659	63,071	413,203
Global Equity Fund	–	–	39,833	31,234	71,067
Global Natural Resources Fund	–	69,516	116,650	54,167	240,333
International Equity Fund	–	–	–	1,402	1,402
International Small Cap Fund	199,489	365,671	369,096	196,455	1,130,711
Japanese Equities Fund	–	–	–	67,846	67,846
Latin American Equity Fund	115,564	132,985	123,428	58,679	430,656
U.S. Mid Cap Equity Fund	–	–	–	27,637	27,637
U.S. Multi-Cap Equity Fund	77,460	319,455	330,663	165,244	892,822
U.S. Small Cap Equity Fund	708	163,603	157,239	–	321,550

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

Amounts listed as “–” are $0 or round to $0.

b.	Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen. State Street Bank and Trust Company provides sub-administration services with respect to the Funds.

Semi-Annual Report 2016

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

c.	Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares	Class C Shares(a)	Class R Shares
Asia-Pacific (ex-Japan) Equity Fund	0.25%	1.00%	0.50%
Asia-Pacific Smaller Companies Fund	0.25%	1.00%	0.50%
China Opportunities Fund	0.25%	1.00%	0.50%
Emerging Markets Fund	0.25%	1.00%	0.50%
Equity Long-Short Fund	0.25%	1.00%	0.50%
European Equity Fund	0.25%	1.00%	0.50%
Global Equity Fund	0.25%	1.00%	0.50%
Global Natural Resources Fund	0.25%	1.00%	0.50%
International Equity Fund	0.25%	1.00%	0.50%
International Small Cap Fund	0.25%	1.00%	0.50%
Japanese Equities Fund	0.25%	1.00%	0.50%
Latin American Equity Fund	0.25%	1.00%	0.50%
U.S. Mid Cap Equity Fund	0.25%	1.00%	0.50%
U.S. Multi-Cap Equity Fund	0.25%	1.00%	0.50%
U.S. Small Cap Equity Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate of 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00% (the CDSC assessed on sales within one year of purchase). For the six month period ended April 30, 2016, AFD retained commissions of $244,713 from front-end sales charges of Class A shares and $14,766 from CDSC fees from Class C (and certain Class A) shares of the Funds.

d.	Administrative Services

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as any bank, trust company, thrift institution, broker-dealer, insurance company, or other financial institution, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% (or 0.15% under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2017) of the average daily net assets of Class A, Class R and

2016 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

Institutional Service Class shares of each of the Funds (as applicable). The amount of expenses incurred under the terms of the Administrative Services Plan during the six month period ended April 30, 2016 was as follows:

Fund	Amount
Asia-Pacific (ex-Japan) Equity Fund	$261
Asia-Pacific Smaller Companies Fund	482
China Opportunities Fund	1,180
Emerging Markets Fund	405,608
Equity Long-Short Fund	6,623
European Equity Fund	2
Global Equity Fund	22,055
Global Natural Resources Fund	3,019
International Equity Fund	112,718
International Small Cap Fund	11,003
Japanese Equities Fund	–
Latin American Equity Fund	1
U.S. Mid Cap Equity Fund	–
U.S. Multi-Cap Equity Fund	54,002
U.S. Small Cap Equity Fund	17,693

The Funds may pay and/or reimburse transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds, subject to certain limitations approved by the Board. These fees may be in addition to the Rule 12b-1 fees and Administrative Services fees. Transfer agent out-of-pocket expenses generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board of Trustees of the Trust. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 (“Rule 17a-7”). During the period ended April 30, 2016, the Funds engaged in purchases and sales of securities pursuant to Rule 17a-7 as follows:

Fund	Purchases	Sales
Global Natural Resources Fund	$14,048	$–
U.S. Multi-Cap Equity Fund	–	344,890

4. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six month period ended April 30, 2016, were as follows:

Fund	Purchases	Sales
Asia-Pacific (ex-Japan) Equity Fund	$23,719,907	$250,520,465
Asia-Pacific Smaller Companies Fund	1,199,502	5,568,901
China Opportunities Fund	1,251,287	2,383,568
Emerging Markets Fund	251,094,024	911,125,348
Equity Long-Short Fund	20,978,210	36,304,470
European Equity Fund	205,903	179,461
Global Equity Fund	13,712,322	11,224,989
Global Natural Resources Fund	3,702,813	2,266,895
International Equity Fund	104,067,077	200,783,138
International Small Cap Fund	24,431,667	54,476,860
Japanese Equities Fund	978,083	49,159
Latin American Equity Fund	431,681	419,101

Semi-Annual Report 2016

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

Fund	Purchases	Sales
U.S. Mid Cap Equity Fund	$1,026,856	$50,632
U.S. Multi-Cap Equity Fund	186,192,736	206,968,669
U.S. Small Cap Equity Fund	285,699,757	68,231,802

5. Financial Highlights

The Global Equity Fund Institutional Service Class Financial Highlights prior to the fiscal year ended October 31, 2009 were as follows:

	Investment Activities				Distributions					Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Redemption Fees	Net Asset Value, End of Period	Total Return (a)(b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008	$15.55	0.06	(6.91)	(6.85)	(0.06)	(0.01)	(0.07)	–	$8.63	(44.20%)	$15	1.35%	0.55%	1.54%	241.73%
Year Ended October 31, 2007	$11.74	0.03	3.81	3.84	(0.04)	–	(0.04)	0.01	$15.55	32.84%	$39	1.42%	0.17%	1.42%	257.25%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

6. Portfolio Investment Risks

a.	Concentration Risk

Investing 25% or more of the Global Natural Resources Fund’s net assets in a select group of companies in natural resources industries could subject the Global Natural Resources Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of industries.

b.	Country/Regional Focus Risk

Certain Funds may have significant exposure to a single country or geographical region, which involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

c.	Emerging Markets Risk

Certain Funds are subject to Emerging Markets Risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

d.	Equity-Linked Notes

Certain Funds may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).

e.	Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

2016 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

f.	Foreign Securities Risk

Certain Funds are subject to Foreign Securities Risk. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Asia-Pacific (ex-Japan) Region. The Asia-Pacific (ex-Japan) region generally refers to the part of the world in or near the Western Pacific Ocean. The area includes much of East Asia, South Asia, Australasia and Oceania, but excludes Japan. Parts of the Asian-Pacific region may be subject to a greater degree of economic, political and social instability, as described below under “—Asian Risk.”

Asian Risk. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. A Fund investing heavily in Asia may be more volatile than a fund which is broadly diversified geographically.

China Risk. Certain Funds may concentrate investments in China and Hong Kong, which subjects those Funds to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, limitations on repatriation and differing legal standards.

Europe—Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.

Japan Risk. The Japanese economy has only recently emerged from a prolonged economic downturn. Since the year 2000, Japan’s economic growth has remained relatively low. The economy is characterized by an aging demographic, declining population, large government debt and highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth and adverse economic conditions in the U.S. or other such trade partners may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events).

Latin American Risk. Latin American countries may be subject to a greater degree of political, sovereign and economic instability than is the case in the United States and Europe. Some Latin American countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Latin American region may lead to a lack of liquidity. A Fund investing heavily in Latin America may be more volatile than a fund which is broadly diversified geographically.

g.	Illiquid Securities Risk

Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.

Each Fund employs proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. A Fund’s procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in

Semi-Annual Report 2016

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

h.	Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect a Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle. For additional information on redemptions, please see the Statement of Changes in Net Assets.

i.	Long-Short Strategy Risk

The strategy used by Equity Long-Short Fund’s investment team may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Equity Long-Short Fund’s exposure to stock market movements, capitalization, sector swings or other risk factors.

j.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which a Fund invests.

k.	Mid-Cap Securities Risk

Certain Funds are subject to Mid-Cap Securities Risk. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of larger companies.

l.	Natural Resources Industry Risk

The Global Natural Resources Fund concentrates its investments in the natural resources industry. The natural resources industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

m.	Non-Diversified Fund Risk

Because the European Equity Fund and Latin American Fund are non-diversified, the Funds may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on each Fund’s value and total return.

n.	Sector Risk

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Consumer Staples Sector Risk. To the extent the consumer staples sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Financial Sector Risk. To the extent that the financials sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Industrials Sector Risk. To the extent that the industrials sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.

2016 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

o.	Securities Selection Risk

Each Fund’s investment team may take long positions in securities that underperform the stock market or other funds with similar investment objectives and strategies or take short positions in securities that have positive performance.

p.	Short Sale Risk

Certain Funds are subject to Short Sale Risk. This is the risk that the price of a security sold short will increase in value between the time of the short sale and the time a Fund must purchase the security to return it to the lender. A Fund’s potential loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. A loss on a short sale is increased by the amount of the premium or interest the Fund must pay to the lender of the security.

q.	Small-Cap Securities Risk

Certain Funds are subject to Small-Cap Securities Risk. Stocks of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

r.	Valuation Risk

Certain Funds are subject to greater Valuation Risk than other funds. The lack of active trading markets may make it difficult to obtain an accurate price for a security held by a Fund.

Please read the prospectus for more detailed information regarding these and other risks.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Information

As of April 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia-Pacific (ex-Japan) Equity Fund	$20,870,629	$343,610	$(2,579,679)	$(2,236,069)
Asia-Pacific Smaller Companies Fund	3,274,906	168,191	(463,523)	(295,332)
China Opportunities Fund	17,987,966	1,014,931	(4,451,696)	(3,436,765)
Emerging Markets Fund	7,878,673,920	858,680,423	(1,408,997,585)	(550,317,162)
Equity Long-Short Fund	84,189,964	13,830,697	(969,889)	12,860,808
European Equity Fund	1,452,467	87,144	(198,953)	(111,809)
Global Equity Fund	94,411,124	7,916,604	(8,219,309)	(302,705)
Global Natural Resources Fund	23,312,513	1,874,735	(3,727,889)	(1,853,154)
International Equity Fund	505,852,005	49,658,487	(60,287,338)	(10,628,851)
International Small Cap Fund	74,039,238	9,389,936	(6,223,036)	3,166,900
Japanese Equities Fund	933,519	40,442	(49,375)	(8,933)
Latin American Equity Fund	4,532,749	170,494	(1,398,176)	(1,227,682)
U.S. Mid Cap Equity Fund	979,151	78,166	(1,903)	76,263
U.S. Multi-Cap Equity Fund	307,751,894	52,845,289	(6,916,391)	45,928,898
U.S. Small Cap Equity Fund	564,101,259	62,506,442	(11,778,418)	50,728,024

Semi-Annual Report 2016

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia-Pacific (ex-Japan) Equity Fund	$22,860,018	$17,473,584	$40,333,602	$–	$–	$40,333,602
Asia-Pacific Smaller Companies Fund	393,488	666,089	1,059,577	–	–	1,059,577
China Opportunities Fund	324,609	–	324,609	–	–	324,609
Emerging Markets Fund	116,164,014	286,807,723	402,971,737	–	–	402,971,737
Equity Long-Short Fund	–	50,623,727	50,623,727	–	–	50,623,727
European Equity Fund	144,768	33,080	177,848	–	–	177,848
Global Equity Fund	1,636,532	–	1,636,532	–	–	1,636,532
Global Natural Resources Fund	426,587	–	426,587	–	–	426,587
International Equity Fund	17,650,697	–	17,650,697	–	–	17,650,697
International Small Cap Fund	3,232,930	13,534,873	16,767,803	–	–	16,767,803
Latin American Equity Fund	53,178	–	53,178	–	–	53,178
U.S. Multi-Cap Equity Fund	3,881,270	25,770,272	29,651,542	–	–	29,651,542
U.S. Small Cap Equity Fund	–	–	–	–	–	–

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ Depreciation*	Accumulated Capital and Other Losses**	Total Accumulated Earnings (Deficit)
Asia-Pacific (ex-Japan) Equity Fund	$–	$1,991,066	$–	$–	$–	$–	$(3)	$(40,650,091)	$(145,325,612)	$(183,984,640)
Asia-Pacific Smaller Companies Fund	–	56,179	–	–	–	–	2	(2,538,358)	(2,688,738)	(5,170,915)
China Opportunities Fund	–	–	–	–	–	–	3	(3,440,766)	(10,001,079)	(13,441,842)
Emerging Markets Fund	–	4,628,447	79,747,978	–	–	–	–	(970,476,512)	–	(886,100,087)
Equity Long-Short Fund	–	–	14,765,088	–	–	(1,635,324)	–	15,520,142	–	28,649,906
European Equity Fund	–	14,767	–	–	–	–	–	(126,802)	(218,746)	(330,781)
Global Equity Fund	–	169,294	–	–	–	–	–	(3,575,726)	(28,377,696)	(31,784,128)
Global Natural Resources Fund	–	42,025	–	–	–	–	(2)	(5,499,082)	(29,681,878)	(35,138,937)
International Small Cap Fund	–	981,491	–	–	–	–	1	(44,297,378)	(87,796,669)	(131,112,555)
International Equity Fund	–	430,275	8,210,179	–	–	–	(2)	407,418	–	9,047,870
Latin American Equity Fund	–	7,654	–	–	–	–	–	(2,134,769)	(237,469)	(2,364,584)
U.S. Mid Cap Equity Fund	–	–	–	–	–	–	–	–	–	–
U.S. Multi-Cap Equity Fund	–	266,956	17,652,922	–	–	–	(1)	79,833,523	(22,995,339)	74,758,061
U.S. Small Cap Equity Fund	–	–	–	–	–	(650,591)	(1)	33,783,877	(390,358,988)	(357,225,703)

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to passive foreign investment companies and tax deferral of losses on wash sales.
**	As of October 31, 2015, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which expire in the years set forth below.

2016 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Fund through the years indicated.

Fund	Amount	Expires
Asia-Pacific (ex-Japan) Equity Fund	$82,083,341	Unlimited (Short-Term)
Asia-Pacific (ex-Japan) Equity Fund	63,242,271	Unlimited (Long-Term)
Asia-Pacific Smaller Companies Fund	2,688,738	Unlimited (Long-Term)
China Opportunities Fund	10,001,079	2017 (Short-Term)
European Equity Fund	218,746	Unlimited (Long-Term)
Global Equity Fund	299,633	2016 (Short-Term)
Global Equity Fund	27,953,370	2017 (Short-Term)
Global Equity Fund	124,693	Unlimited (Short-Term)
Global Natural Resources Fund	28,882,345	2017 (Short-Term)
Global Natural Resources Fund	23,468	Unlimited (Short-Term)
Global Natural Resources Fund	776,065	Unlimited (Long-Term)
International Equity Fund	84,636,377	2017 (Short-Term)
International Equity Fund	1,064,769	Unlimited (Short-Term)
International Equity Fund	2,095,523	Unlimited (Long-Term)
Latin American Equity Fund	7,131	Unlimited (Short-Term)
Latin American Equity Fund	230,338	Unlimited (Long-Term)
U.S. Multi-Cap Equity Fund	5,704,114	2016 (Short-Term)
U.S. Multi-Cap Equity Fund	17,291,225	2017 (Short-Term)
U.S. Small Cap Equity Fund	84,756,878	2016 (Short-Term)
U.S. Small Cap Equity Fund	305,602,110	2017 (Short-Term)

Amounts listed as “–” are $0 or round to $0.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

9. Significant Shareholders

As of April 30, 2016, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia-Pacific (ex-Japan) Equity Fund	41.2%	4
Asia-Pacific Smaller Companies Fund	82.5	6
China Opportunities Fund	28.9	2
Emerging Markets Fund	56.1	4
Equity Long-Short Fund	64.6	5
European Equity Fund	90.3	3
Global Equity Fund	74.6	3
Global Natural Resources Fund	63.8	3
International Equity Fund	43.2	3
International Small Cap Fund	31.5	2
Japanese Equities Fund	96.0	1
Latin American Equity Fund	96.4	1
U.S. Mid Cap Equity Fund	96.0	1
U.S. Multi-Cap Equity Fund	12.2	1
U.S. Small Cap Equity Fund	49.0	3

Semi-Annual Report 2016

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

10. Line of Credit

Effective August 15, 2015, the Trust, on behalf of each of the funds of the Trust (the “Borrowers”), entered into a 364-day credit agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”). The Agreement provides for a revolving credit facility (the “Credit Facility”) for the amount of $250,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect of that day plus 1.25% or (b) the Overnight London Interbank Offered Rate as in effect on that day plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.18% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the fiscal year, the following table shows the average outstanding daily balance for the Fund under the Credit Facility and the average weighted interest rate paid by the Fund during the fiscal year.

	Average Outstanding Daily Balance	Average Weighted Interest Rate
Asia-Pacific (ex-Japan) Equity Fund	$26,477,642	1.53%
Asia-Pacific Smaller Companies Fund	289,350	1.41%
China Opportunities Fund	792,486	1.39%
Emerging Markets Fund	33,145,128	1.47%
Equity Long-Short Fund	19,327,261	1.40%
European Equity Fund	51,082	1.39%
Global Equity Fund	3,630,732	1.38%
Global Natural Resources Fund	80,900	1.40%
International Equity Fund	4,594,764	1.45%
International Small Cap Fund	2,612,264	1.43%
U.S. Multi-Cap Equity Fund	362,984	1.42%

11. Fund Reorganization

Effective February 25, 2015, the Global Equity Fund acquired all of the assets and assumed all of the liabilities of the Global Select Opportunities Fund. The acquisition was accomplished by a tax-free exchange as follows:

157,476 shares of the Global Select Opportunities Fund, fair valued at $6,178,775 for 451,005 shares of the Global Equity Fund.

The investment portfolio and cash of the Global Select Opportunities Fund with a fair value of $6,178,775 were the principal assets acquired by the Global Equity Fund. For financial reporting purposes, assets received and shares issued by the Global Equity Fund were recorded at value; however, the cost basis of the investments received from the Global Select Opportunities Fund was carried forward to align ongoing reporting of the Global Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Global Equity Fund acquired capital loss carryovers of $27,810,422 (subject to future annual limitations). Immediately prior to the reorganization, the net assets of the Global Select Opportunities Fund were $6,178,775.

Assuming that the Global Equity Fund reorganization had been completed on November 1, 2014, the pro forma results of operations for the year ended October 31, 2015 are as follows:

Net investment income	$1,442,001
Net realized and unrealized loss from investments	6,766,918
Net decrease in net assets resulting from operations	8,208,919

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Global Select Opportunities Fund that have been reflected in the statements of operations since February 25, 2015 for the Global Equity Fund.

2016 Semi-Annual Report

Notes to Financial Statements (continued)

April 30, 2016 (unaudited)

The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	Global Select Opportunities Fund	Global Equity Fund	Global Equity Fund
Net Assets:
Class A/Class A	$4,987,280	$67,762,995	$72,750,275
Class C/Class C	–	4,029,590	4,029,590
Class R/Class R	–	1,906,287	1,906,287
Institutional Service Class/Institutional Service Class	–	4,899,984	4,899,984
Institutional Class/ Institutional Class	1,191,495	42,089,456	43,280,951
Shares Outstanding:
Class A/Class A	127,266	4,947,407	5,311,530
Class C/Class C	–	310,287	310,287
Class R/Class R	–	144,318	144,318
Institutional Service Class/Institutional Service Class	–	357,052	357,052
Institutional Class/ Institutional Class	30,210	3,069,115	3,155,997
Net Asset Value per Share:
Class A/Class A	$39.19	$13.70	$13.70
Class C/Class C	–	12.99	12.99
Class R/Class R	–	13.21	13.21
Institutional Service Class/Institutional Service Class	–	13.72	13.72
Institutional Class/ Institutional Class	39.44	13.71	13.71
Net unrealized appreciation/(depreciation)	156,212	11,716,846	11,873,058
Accumulated net realized gain/(loss)	(27,845,556)	(3,895,237)	(31,740,793)

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2016, except as disclosed below.

At a meeting of the Board held on June 15, 2016 (the “Meeting”), the Board approved a Plan of Liquidation for each of the Aberdeen Asia-Pacific Smaller Companies Fund, Aberdeen Latin American Equity Fund and Aberdeen European Equity Fund, pursuant to which each Fund will be liquidated on or about August 15, 2016. Also at the Meeting, the Board approved an Agreement and Plan of Reorganization pursuant to which the Aberdeen Global Natural Resources Fund would be reorganized into the Aberdeen Global Equity Fund, subject to approval by the Aberdeen Global Natural Resources Fund’s shareholders (the “Reorganization”). The Board also approved a proposed Plan of Liquidation that provides for the complete liquidation of all of the assets of the Aberdeen Global Natural Resources Fund, which will only occur if the Reorganization is not approved by the Fund’s shareholders or is not consummated for any other reason. Proxy materials describing the proposed Reorganization and the Board’s considerations in approving the proposal will be mailed to shareholders of the Aberdeen Global Natural Resources Fund in anticipation of a special meeting of shareholders expected to be held in the fourth quarter of 2016. For more information please see each Fund’s prospectus dated February 29, 2016, as amended March 9, 2016 and supplemented to date.

Semi-Annual Report 2016

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2015 and continued to hold your shares at the end of the reporting period, April 30, 2016.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, November 1, 2015	Actual Ending Account Value, April 30, 2016	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Asia-Pacific (ex-Japan) Equity Fund	Class A	$1,000.00	$979.90	$1,017.31	$7.48	$7.62	1.52%
	Class C	$1,000.00	$975.30	$1,013.63	$11.10	$11.31	2.26%
	Class R	$1,000.00	$978.50	$1,016.11	$8.66	$8.82	1.76%
	Institutional Service Class	$1,000.00	$980.30	$1,018.40	$6.40	$6.52	1.30%
	Institutional Class	$1,000.00	$979.30	$1,018.60	$6.20	$6.32	1.26%
Asia-Pacific Smaller Companies Fund	Class A	$1,000.00	$1,004.90	$1,015.32	$9.57	$9.62	1.92%
	Class C	$1,000.00	$1,001.70	$1,012.43	$12.44	$12.51	2.50%
	Class R	$1,000.00	$1,004.70	$1,014.47	$10.42	$10.47	2.09%
	Institutional Service Class	$1,000.00	$1,007.30	$1,017.06	$7.84	$7.87	1.57%
	Institutional Class	$1,000.00	$1,007.40	$1,017.40	$7.49	$7.52	1.50%
China Opportunities Fund	Class A	$1,000.00	$961.50	$1,015.32	$9.36	$9.62	1.92%
	Class C	$1,000.00	$958.30	$1,011.84	$12.76	$13.11	2.62%
	Class R	$1,000.00	$959.30	$1,013.33	$11.30	$11.61	2.32%
	Institutional Service Class	$1,000.00	$962.80	$1,016.61	$8.10	$8.32	1.66%
	Institutional Class	$1,000.00	$962.80	$1,016.81	$7.91	$8.12	1.62%
Emerging Markets Fund	Class A	$1,000.00	$1,035.10	$1,017.45	$7.54	$7.47	1.49%
	Class C	$1,000.00	$1,031.80	$1,014.42	$10.61	$10.52	2.10%
	Class R	$1,000.00	$1,032.50	$1,015.86	$9.15	$9.07	1.81%
	Institutional Service Class	$1,000.00	$1,036.30	$1,018.40	$6.58	$6.52	1.30%
	Institutional Class	$1,000.00	$1,036.30	$1,019.39	$5.57	$5.52	1.10%
Equity Long-Short Fund	Class A	$1,000.00	$987.70	$1,009.15	$15.62	$15.79	3.16%
	Class C	$1,000.00	$984.50	$1,006.02	$18.70	$18.90	3.79%
	Class R	$1,000.00	$987.00	$1,007.66	$17.09	$17.27	3.46%
	Institutional Service Class	$1,000.00	$989.00	$1,010.05	$14.74	$14.89	2.98%
	Institutional Class	$1,000.00	$989.20	$1,010.84	$13.95	$14.10	2.82%

2016 Semi-Annual Report

Shareholder Expense Examples (Unaudited) (concluded)

		Beginning Account Value, November 1, 2015	Actual Ending Account Value, April 30, 2016	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
European Equity Fund	Class A	$1,000.00	$980.20	$1,018.05	$6.75	$6.87	1.37%
	Class C	$1,000.00	$976.60	$1,014.42	$10.32	$10.52	2.10%
	Class R	$1,000.00	$978.50	$1,016.91	$7.87	$8.02	1.60%
	Institutional Service Class	$1,000.00	$980.60	$1,019.39	$5.42	$5.52	1.10%
	Institutional Class	$1,000.00	$981.60	$1,019.39	$5.42	$5.52	1.10%
Global Equity Fund	Class A	$1,000.00	$986.30	$1,017.11	$7.70	$7.82	1.56%
	Class C	$1,000.00	$982.90	$1,013.97	$10.80	$10.97	2.19%
	Class R	$1,000.00	$984.80	$1,015.52	$9.28	$9.42	1.88%
	Institutional Service Class	$1,000.00	$988.30	$1,018.95	$5.88	$5.97	1.19%
	Institutional Class	$1,000.00	$988.10	$1,018.95	$5.88	$5.97	1.19%
Global Natural Resources Fund	Class A	$1,000.00	$1,037.20	$1,017.31	$7.70	$7.62	1.52%
	Class C	$1,000.00	$1,034.20	$1,014.12	$10.92	$10.82	2.16%
	Class R	$1,000.00	$1,036.20	$1,016.11	$8.91	$8.82	1.76%
	Institutional Service Class	$1,000.00	$1,038.50	$1,018.95	$6.03	$5.97	1.19%
	Institutional Class	$1,000.00	$1,038.50	$1,019.10	$5.88	$5.82	1.16%
International Equity Fund	Class A	$1,000.00	$982.40	$1,017.75	$7.05	$7.17	1.43%
	Class C	$1,000.00	$979.10	$1,014.47	$10.28	$10.47	2.09%
	Class R	$1,000.00	$980.70	$1,016.36	$8.42	$8.57	1.71%
	Institutional Service Class	$1,000.00	$983.10	$1,018.75	$6.06	$6.17	1.23%
	Institutional Class	$1,000.00	$983.80	$1,019.54	$5.28	$5.37	1.07%
International Small Cap Fund	Class A	$1,000.00	$1,029.70	$1,016.81	$8.18	$8.12	1.62%
	Class C	$1,000.00	$1,026.50	$1,013.43	$11.59	$11.51	2.30%
	Class R	$1,000.00	$1,027.90	$1,015.22	$9.78	$9.72	1.94%
	Institutional Service Class	$1,000.00	$1,030.60	$1,017.26	$7.72	$7.67	1.53%
	Institutional Class	$1,000.00	$1,031.60	$1,018.40	$6.57	$6.52	1.30%
Japanese Equities Fund[2]	Class A	$1,000.00	$996.70	$1,018.35	$5.43	$6.57	1.31%
	Class C	$1,000.00	$993.00	$1,014.92	$8.28	$10.02	2.00%
	Class R	$1,000.00	$995.50	$1,017.11	$6.46	$7.82	1.56%
	Institutional Service Class	$1,000.00	$997.90	$1,019.59	$4.40	$5.32	1.06%
	Institutional Class	$1,000.00	$997.90	$1,019.89	$4.15	$5.02	1.00%
Latin American Equity Fund	Class A	$1,000.00	$1,180.30	$1,016.81	$8.78	$8.12	1.62%
	Class C	$1,000.00	$1,177.60	$1,013.43	$12.45	$11.51	2.30%
	Class R	$1,000.00	$1,181.10	$1,015.91	$9.76	$9.02	1.80%
	Institutional Service Class	$1,000.00	$1,182.10	$1,018.40	$7.05	$6.52	1.30%
	Institutional Class	$1,000.00	$1,182.10	$1,018.40	$7.05	$6.52	1.30%
U.S. Mid Cap Equity Fund[3]	Class A	$1,000.00	$1,078.00	$1,006.02	$2.41	$2.32	1.39%
	Class C	$1,000.00	$1,077.00	$1,005.00	$3.46	$3.34	2.00%
	Class R	$1,000.00	$1,078.00	$1,005.60	$2.84	$2.74	1.64%
	Institutional Service Class	$1,000.00	$1,079.00	$1,006.43	$1.98	$1.91	1.14%
	Institutional Class	$1,000.00	$1,079.00	$1,006.67	$1.73	$1.67	1.00%
U.S. Multi-Cap Equity Fund	Class A	$1,000.00	$1,009.00	$1,019.00	$5.89	$5.92	1.18%
	Class C	$1,000.00	$1,005.30	$1,015.42	$9.47	$9.52	1.90%
	Class R	$1,000.00	$1,008.00	$1,017.70	$7.19	$7.22	1.44%
	Institutional Service Class	$1,000.00	$1,010.70	$1,019.84	$5.05	$5.07	1.01%
	Institutional Class	$1,000.00	$1,011.00	$1,020.39	$4.50	$4.52	0.90%
U.S. Small Cap Equity Fund	Class A	$1,000.00	$1,056.30	$1,017.80	$7.26	$7.12	1.42%
	Class C	$1,000.00	$1,052.40	$1,014.27	$10.87	$10.67	2.13%
	Class R	$1,000.00	$1,055.30	$1,016.61	$8.48	$8.32	1.66%
	Institutional Service Class	$1,000.00	$1,057.30	$1,019.24	$5.78	$5.67	1.13%
	Institutional Class	$1,000.00	$1,057.80	$1,019.24	$5.78	$5.67	1.13%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.
2	Information shown reflects values using the expense ratios and rates of return for the period November 30, 2015 (commencement of operations) to April 30, 2016.
3	Information shown reflects values using the expense ratios and rates of return for the period February 29, 2016 (commencement of operations) to April 30, 2016.

Semi-Annual Report 2016

Supplemental Information (Unaudited)

ABERDEEN JAPANESE EQUITIES FUND

BOARD OF TRUSTEES’ CONSIDERATION OF ADVISORY AND SUB-ADVISORY AGREEMENTS

Aberdeen Japanese Equities Fund (the “Fund”) is a new investment portfolio of the Aberdeen Funds (the “Trust” or the “Funds”). At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Trust held on October 13, 2015, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an initial period through June 30, 2017 the proposed investment advisory agreement with Aberdeen Asset Management, Inc. (the “Adviser”) with respect to the Fund and the proposed investment sub-advisory agreement among the Trust on behalf of the Fund, the Adviser and Aberdeen Asset Management Asia Limited (“AAMAL” or the Sub-Adviser”) (collectively, the “Agreements”). AAMAL is an affiliate of the Adviser. The Adviser and the Sub-Adviser are referred to collectively as the “Advisers.” In addition, Trustees, and the Independent Trustees separately with independent legal counsel (“Independent Trustee Counsel”), met in person on September 8, 2015 to review the materials provided and the relevant legal considerations (together with the in-person meeting held on October 13, 2015, the “Meetings”).

In considering the Agreements, the Board reviewed a variety of information provided by the Advisers relating to the Fund, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of the services to be provided by the Advisers under their respective Agreements. The materials provided to the Board included, among other items: (i) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s proposed expenses to those of a peer group of funds and information about any applicable expense limitations and fee breakpoints; (ii) information about the expected profitability of the Agreements to the Advisers; and (iii) a memorandum from Independent Trustee Counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory agreement and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considered other matters such as (i) the Advisers’ financial condition; (ii) the performance of other similar funds or accounts managed by the Advisers as compared to a peer group of comparable funds; (iii) the Fund’s investment objective and strategies; (iv) the Advisers’ investment personnel and operations; (v) arrangements relating to the distribution of the Fund’s shares and related costs; (vi) the procedures employed to determine the value of the Fund’s assets; (vii) the proposed allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft dollars” to pay Fund expenses and to pay for research and other similar services; (viii) the resources devoted to, and the record of compliance by, other funds of the Trust with, the investment policies and restrictions, policies on personal securities transactions and other compliance policies; (ix) any “fall-out” benefits to the Advisers and their affiliates (together, “Aberdeen Group”) (i.e., ancillary benefits realized by the Advisers and their affiliates from the Advisers’ relationship with the Trust); and (x) possible conflicts of interest on the part of the Advisers or their affiliates. The Board also considered the nature, extent and quality of the services to be provided to the Fund by the Advisers’ affiliates. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from the Adviser and the Sub-Adviser.

In addition to the materials requested by the Trustees in connection with their consideration of the approval of the Agreements, the Trustees received materials in advance of each regular quarterly meeting of the Board that provided information relating to the services provided by the Advisers.

At the meeting held on October 13, 2015, the Agreements were approved for the Fund for an initial period to end on June 30, 2017. The Independent Trustees were advised by Independent Trustee Counsel throughout the process. The Independent Trustees also consulted in executive session with Independent Trustee Counsel regarding consideration of the approval of the Agreements. In considering whether to approve the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative in reaching their decision. Individual Trustees may have evaluated the information presented differently from one another, giving weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreements included the factors listed below.

The nature, extent and quality of the services to be provided to the Fund under the Agreements. The Trustees considered the nature, extent and quality of the services to be provided by the Adviser and the Sub-Adviser to the Fund and the resources dedicated to the Fund by the Adviser and the Sub-Adviser and their affiliates. The Board considered, among other things, the Advisers’ investment experience, including the growth and development of Aberdeen Group’s global investment management activities. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that would be primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory and sub-advisory services to be provided by the Adviser and the Sub-Adviser, respectively, to the Fund, but also the administrative services to be provided by the Adviser to the Fund under a separate administration agreement. The Adviser’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the performance of the funds in the Trust and in addressing

2016 Semi-Annual Report

Supplemental Information (Unaudited) (continued)

performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and that provides a variety of fund and shareholder services. The Board also took into account its knowledge of and previous experience with the Advisers and the quality of the performance of the Advisers’ duties through Board meetings, discussions and reports during the preceding year in connection with the other funds in the Trust.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services to be provided to the Fund supported the approval of the Agreements.

Comparable Performance of the Advisers. The Trustees received information about the Aberdeen Japanese Equity Composite (the “Composite”), which has a similar investment strategy as the Fund, over various time periods, including information that compared the performance of the Composite to the performance of comparable funds as determined by an independent third party. The Trustees also considered the Adviser’s and the Sub-Advisers’ performance and reputation generally, the performance of the Funds generally, and the historical responsiveness of the Adviser to Trustee questions about performance and the willingness of the Adviser and the Sub-Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded that the performance of the Composite and the Advisers supported the approval of the Agreements.

The costs of the services to be provided and the profits expected to be realized by the Advisers and their affiliates from their relationships with the Fund. The Trustees considered the fees proposed to be charged to the Fund for advisory services as well as the expected total expense level of the Fund. This information included comparisons (provided both by the Advisers and also by an independent third party) of the Fund’s proposed advisory fee and expected total expense level and those of a peer group determined by an independent third party (the “Expense Group”) and information about the advisory fees charged by the Advisers to comparable Aberdeen funds (“comparable funds/accounts”). In comparing the fees payable by the Fund to the Advisers and their affiliates, the Board noted that the fees included both advisory and administrative fees. In considering the fees charged to the comparable funds/accounts, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating the Fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Trustees considered that the sub-advisory fees for the Fund would be paid by the Adviser, not the Fund, out of its advisory fees. The Board also considered that the Adviser had agreed to enter into an expense limitation agreement with the Fund, pursuant to which the Adviser would agree to waive a portion of its advisory fee and/or to reimburse certain expenses as a means of limiting the Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly expected to be received by the Adviser and its affiliates from their relationship with the Fund. The Trustees reviewed information provided by the Adviser and the Sub-Adviser as to their expected profitability. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about the expense levels of the Fund and that the Adviser agreed to implement an expense limitation with respect to the Fund for at least its first year of operation.

After reviewing these and related factors, the Board concluded that the proposed advisory and sub-advisory fees were fair and reasonable, and that the anticipated costs of these services generally and the related estimated profitability of the Adviser and its affiliates from their relationships with the Fund were reasonable and supported the approval of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and the Sub-Adviser and whether those economies would be shared with the Fund through breakpoints in their investment advisory fee, fee waivers or expense limitations. The Trustees noted that the Fund would be subject to an expense limitation for a minimum of twelve months whereby the Adviser agreed to limit the Fund’s total expenses. The Board took into account the Adviser’s and the Sub-Adviser’s discussion of potential economies of scale with respect to the Fund. The Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the estimated profitability of the Adviser and its affiliates as a result of their relationship with the Fund, as previously discussed. The Board also considered the potential effect of the Fund’s growth and size on fees, noting that if the Fund’s assets increase over time, the Fund may realize additional economies of scale to the extent its assets increase proportionally more than items of expense do.

After reviewing these and related factors, the Board concluded that the advisory and sub-advisory fee structure was reasonable and appropriately reflected potential economies of scale to be shared between the Fund and the Advisers, and supported the approval of the Agreements. The Trustees also considered other factors, which included but were not limited to: whether the Aberdeen Funds have operated in accordance with their investment objectives and the Aberdeen Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and the Adviser; the compliance-related resources the Adviser and its affiliates were expected to provide to the Fund; the nature,

Semi-Annual Report 2016

Supplemental Information (Unaudited) (continued)

quality, cost and extent of administrative services to be performed by the Adviser under the administration agreement; “fallout benefits” to the Adviser, including the benefits of research that may be made available to the Adviser by reason of brokerage commissions generated by the Fund’s securities transactions or reputational and other indirect benefits; and the possible conflicts of interest associated with fallout benefits and other potential benefits and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of Independent Trustee Counsel, the Trustees, including a majority of the Independent Trustees, concluded that approval of the Agreements would be in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an initial period to run through June 30, 2017.

ABERDEEN U.S. MID CAP EQUITY FUND

BOARD OF TRUSTEES’ CONSIDERATION OF ADVISORY AGREEMENT

Aberdeen U.S. Mid Cap Equity Fund (the “Fund”) is a new investment portfolio of the Aberdeen Funds (the “Trust” or the “Funds”). At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Trust held on December 15, 2015, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an initial two-year period the proposed investment advisory agreement with Aberdeen Asset Management, Inc. (the “Adviser”) with respect to the Fund (the “Agreement”).

In considering the Agreement, the Board reviewed a variety of information provided by the Adviser relating to the Fund, the Agreement and the Adviser, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of the services to be provided by the Adviser under the Agreement. The materials provided to the Board included, among other items: (i) information on the Fund’s advisory fees and other expenses, including information comparing the Fund’s proposed expenses to those of a peer group of funds and information about any applicable expense limitations and fee breakpoints; (ii) information about the expected profitability of the Agreement to the Adviser; and (iii) a memorandum from Independent Trustees’ independent legal counsel (“Independent Trustee Counsel”) on the responsibilities of the Board of Trustees in considering for approval the investment advisory agreement under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considered other matters such as (i) the Adviser’s financial condition; (ii) the performance of other similar funds or accounts managed by the Adviser as compared to a peer group of comparable funds; (iii) the Fund’s investment objective and strategies; (iv) the Adviser’s investment personnel and operations; (v) arrangements relating to the distribution of the Fund’s shares and related costs; (vi) the procedures employed to determine the value of the Fund’s assets; (vii) the proposed allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use, if any, of “soft dollars” to pay Fund expenses and to pay for research and other similar services; (viii) the resources devoted to, and the record of compliance by, other funds of the Trust with, the investment policies and restrictions, policies on personal securities transactions and other compliance policies; (ix) any “fall-out” benefits to the Adviser and its affiliates (together, “Aberdeen Group”) (i.e., ancillary benefits realized by the Adviser and its affiliates from the Adviser’s relationship with the Trust); and (x) possible conflicts of interest on the part of the Adviser or its affiliates. The Board also considered the nature, extent and quality of the services to be provided to the Fund by the Adviser’s affiliates. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from the Adviser.

In addition to the materials requested by the Trustees in connection with their consideration of the approval of the Agreement, the Trustees received materials in advance of each regular quarterly meeting of the Board that provided information relating to the services provided by the Adviser.

At the meeting held on December 15, 2015, the Agreement was approved for the Fund for an initial two-year period. The Independent Trustees were advised by Independent Trustee Counsel throughout the process. The Independent Trustees also consulted in executive session with Independent Trustee Counsel regarding consideration of the approval of the Agreement. In considering whether to approve the Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative in reaching their decision. Individual Trustees may have evaluated the information presented differently from one another, giving weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the Agreement included the factors listed below.

The nature, extent and quality of the services to be provided to the Fund under the Agreement. The Trustees considered the nature, extent and quality of the services to be provided by the Adviser to the Fund and the resources dedicated to the Fund by the Adviser and its affiliates. The Board considered, among other things, the Adviser’s investment experience, including the growth and development of Aberdeen Group’s global investment management activities. The Board also considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers that would be primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered the allocation of responsibilities to the Adviser. The Trustees considered not only

2016 Semi-Annual Report

Supplemental Information (Unaudited) (continued)

the advisory services to be provided by the Adviser to the Fund, but also the administrative services to be provided by the Adviser to the Fund under a separate administration agreement. The Adviser’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the performance of the funds in the Trust and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and that provides a variety of fund and shareholder services. The Board also took into account its knowledge of and previous experience with the Adviser and the quality of the performance of the Adviser’s duties through Board meetings, discussions and reports during the preceding year in connection with the other funds in the Trust.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services to be provided to the Fund supported the approval of the Agreement.

Comparable Performance of the Adviser. The Trustees received information about the Aberdeen Small Cap Equity Composite and the Aberdeen Large Cap Equity Composite (each, a “Composite,” and together, the “Composites”), which included information that compared the performance of each Composite to the performance of a benchmark. It was noted that since a U.S. Equity Mid Cap strategy does not yet exist as a separate composite, a new composite will be created to reflect the stand-alone strategy. The Trustees also considered the Adviser’s performance and reputation generally, the performance of the funds generally, the historical responsiveness of the Adviser to Trustee questions about performance and the willingness of the Adviser to take steps intended to improve performance.

After reviewing these and related factors, the Trustees concluded that the performance of the Composites and the Adviser supported the approval of the Agreement.

The costs of the services to be provided and the profits expected to be realized by the Adviser and its affiliates from its relationships with the Fund. The Trustees considered the fees proposed to be charged to the Fund for advisory services as well as the expected total expense level of the Fund. This information included comparisons (provided both by the Adviser and also by an independent third party) of the Fund’s proposed advisory fee and expected total expense level and those of a peer group determined by an independent third party (the “Expense Group”) and information about the advisory fees charged by the Adviser to comparable Aberdeen funds (“comparable funds/accounts”). In comparing the fees payable by the Fund to the Adviser and its affiliates, the Board noted that the fees included both advisory and administrative fees. In considering the fees charged to the comparable funds/accounts, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. In evaluating the Fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Fund.

The Board also considered that the Adviser had agreed to enter into an expense limitation agreement with the Fund, pursuant to which the Adviser would agree to waive a portion of its advisory fee and/or to reimburse certain expenses as a means of limiting the Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly expected to be received by the Adviser and its affiliates from their relationship with the Fund. The Trustees reviewed information provided by the Adviser as to its expected profitability. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about the expense levels of the Fund and that the Adviser agreed to implement an expense limitation with respect to the Fund for at least its first year of operation.

After reviewing these and related factors, the Board concluded that the proposed advisory fee was fair and reasonable, and that the anticipated costs of these services generally and the related estimated profitability of the Adviser and its affiliates from their relationships with the Fund were reasonable and supported the approval of the Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by the Adviser and whether those economies would be shared with the Fund through breakpoints in their investment advisory fee, fee waivers or expense limitations. The Trustees noted that the Fund would be subject to an expense limitation for a minimum of twelve months whereby the Adviser agreed to limit the Fund’s total expenses. The Board took into account the Adviser’s discussion of potential economies of scale with respect to the Fund. The Trustees also took note of the costs of the services provided (both on an absolute and a relative basis) and the estimated profitability of the Adviser and its affiliates as a result of their relationship with the Fund, as previously discussed. The Board also considered the potential effect of the Fund’s growth and size on fees, noting that if the Fund’s assets increase over time, the Fund may realize additional economies of scale to the extent its assets increase proportionally more than items of expense do.

After reviewing these and related factors, the Board concluded that the advisory fee structure was reasonable and appropriately reflected potential economies of scale to be shared between the Fund and the Adviser, and supported the approval of the Agreement.

Semi-Annual Report 2016

Supplemental Information (Unaudited) (concluded)

The Trustees also considered other factors, which included but were not limited to: whether the Aberdeen Funds have operated in accordance with their investment objectives and the Aberdeen Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and the Adviser; the compliance-related resources the Adviser and its affiliates were expected to provide to the Fund; the nature, quality, cost and extent of administrative services to be performed by the Adviser under the administration agreement; “fallout benefits” to the Adviser, including the benefits of research that may be made available to the Adviser by reason of brokerage commissions generated by the Fund’s securities transactions or reputational and other indirect benefits; and the possible conflicts of interest associated with fallout benefits and other potential benefits and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of Independent Trustee Counsel, the Trustees, including a majority of the Independent Trustees, concluded that approval of the Agreement would be in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreement for an initial two-year period.

2016 Semi-Annual Report

FACTS	WHAT DO ABERDEEN FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•     Social Security number and account balances

•     Transaction history and assets

•     Checking account information and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Aberdeen Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

•     Call 1-800-522-5465

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	www.aberdeen-asset.us

Who we are
Who is providing this notice?	Aberdeen’s North American Funds (collectively referred to as “Aberdeen Funds”)
What we do
How do Aberdeen Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Aberdeen Funds collect my personal information?

We collect your personal information, for example, when you:

•     Open an account or give us your contact information

•     Provide account information or make wire transfers

•     Make deposits or withdrawals from your account

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•     Sharing for affiliates’ everyday business purposes—information about your creditworthiness

•     Affiliates from using your information to market to you

•     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•     Our affiliates include companies with an Aberdeen Asset Management name and wholly-owned subsidiaries of Aberdeen Asset Management PLC, a global financial services company.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Aberdeen Funds do not share personal information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Aberdeen Funds don’t jointly market.
Other important information
This Privacy Notice is being provided by Aberdeen Funds and Aberdeen Investment Funds, each a U.S.-registered open-end investment company, and North-American-registered closed-end investment companies managed by Aberdeen Asset Management Inc. or its affiliates (collectively, North American Funds).

Corporate Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Russell Barlow, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Iron Street 5th Floor

Boston, MA 02110

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0140-SAR

Aberdeen Funds

Asset Allocations Series

Semi-Annual Report

April 30, 2016

Aberdeen Diversified Alternatives Fund

Aberdeen Diversified Income Fund

Aberdeen Dynamic Allocation Fund

Market Review	Page 1
Aberdeen Diversified Alternatives Fund	Page 2
Aberdeen Diversified Income Fund	Page 7
Aberdeen Dynamic Allocation Fund	Page 12

Financial Statements	Page 17

Notes to Financial Statements	Page 30

Shareholder Expense Examples	Page 42

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each, a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

The performance of the global financial markets varied during the six-month period ended April 30, 2016. There were disparate returns among some of the various regional market indices—even within asset classes. There were several periods of volatility, attributable partly to investors’ concerns regarding the direction of U.S. Federal Reserve (Fed) monetary policy, economic growth in China and the ongoing slump in global oil and commodity prices. However, global equities rallied towards the end of the reporting period amid an upturn in the oil and commodity markets, more clarity on U.S. monetary policy, as well as the European Central Bank’s (ECB’s) introduction of fresh economic stimulus measures.

The Morgan Stanley Capital International (MSCI) World Index, a global equity market benchmark, returned -0.7% for the reporting period. Large-cap U.S. stocks finished in positive territory and outperformed their developed-market peers in Europe and Asia. The U.S. broader-market S&P 500 Index rose 0.4%, versus the -3.9% and -1.3% returns of the FTSE Europe Index and the MSCI All Country (AC) Asia-Pacific Index, respectively, for the period. Emerging markets stocks, as represented by the MSCI Emerging Markets Index, posted a virtually flat return for the period. The strong rebound in commodity prices propelled the S&P Global Natural Resources Index to a gain of 11.3%, with particular strength in the previously beaten-down metals and mining sector.

The U.S. equity market provided mixed performance over the reporting period, with shares of mid- and large-cap companies finishing modestly higher. Small-cap stocks produced negative returns, as their strong performance in March and April 2016 could not offset steep losses earlier in the reporting period. U.S. employment and personal income data were generally upbeat during the period; however, there was a notable slowdown in economic growth despite an increase in consumer spending. On the corporate earnings front, we believe that the persistently low interest rate environment and revised market expectations that the Fed may proceed more cautiously with future rate increases may lead banks to moderate their expectations for earnings later in 2016. In contrast, energy and industrial companies reported first-quarter 2016 results that may signal that their businesses are stabilizing—perhaps even improving in some cases.

Shares of European companies were the weakest global equity performers over the reporting period. In addition to investors’ concerns about global growth and declining oil prices, these stocks were exposed to several negative catalysts unique to the market—most notably the UK’s referendum on European Union (EU) membership and lingering geopolitical worries resulting from the terror attacks in Paris and Brussels. However, equity prices gained ground late in the period, as the ECB’s aggressive monetary easing, including a reduction in its deposit rate to -0.4%, buoyed investor sentiment. The uncertainty surrounding the EU membership referendum and relatively sluggish economic data hindered the performance of UK stocks, which ended the reporting period with a virtually flat return, as measured by the FTSE All Share Index.

Similar to many of their global market peers, Asian equities partially counterbalanced losses earlier in the reporting period with a turnaround in March and April 2016 on investors’ optimism regarding rising oil and commodity prices and global central bank monetary policy. The Bank of Japan’s surprise move to impose negative interest rates also had a positive impact. Market sentiment in India initially waned after the government failed to implement two key reforms—one on land acquisition and the other, a nationwide goods-and-services tax. However, losses subsequently were trimmed after the release of the latest budget, as the government appeared to stay on course with fiscal consolidation and increased its efforts to boost the rural economy. The upturn in commodity prices in the second half of the reporting period also improved the outlook for oil-exporting nations such as Malaysia and helped their market benchmark indices to stage a recovery. The Singapore stock market’s rebound was attributable in part to better-than-expected operating results in the banking sector. Although domestic lenders reported higher loan loss provisions, they made significant efforts to disclose details of their exposure to both China and the commodities market.

Although the MSCI Emerging Markets Index was basically unchanged during the reporting period, this was not indicative of the substantial dichotomy in performance among individual emerging market countries. Weakness in China and India offset notable strength in Brazil and Turkey. A sharp sell-off in Chinese stocks in response to slowing growth and the government’s devaluation of the yuan against the U.S. dollar, along with the continued decline in oil prices, initially triggered bouts of investor risk aversion. However, markets reversed direction and moved higher in the latter half of the reporting period. People’s Bank of China Governor Zhou Xiaochuan subsequently downplayed the continued depreciation of the yuan and refuted speculation of tighter capital controls. Other contributors to the rally included a rebound in commodity prices, as well as the Brazilian Senate’s much-anticipated vote to impeach troubled President Dilma Rousseff amid accusations of fiscal mismanagement and her alleged ties to the ongoing scandal at state-owned oil company Petrobras.

Global fixed-income securities significantly outperformed their equity counterparts in an environment of generally low investor risk appetite over the reporting period. Investment-grade bonds, as measured by the Barclays Global Aggregate Bond Index, gained 6.1%. Although investors questioned the effectiveness of negative interest rates imposed by the central banks in Europe and Japan, they appeared to be encouraged that monetary policy generally remained loose, as Asian central banks continued to reduce interest rates and the Fed adopted a more dovish monetary policy stance. The performance of global high-yield securities lagged that of investment-grade credits over the period, as the asset class has greater exposure to the volatility of commodity prices. The Bank of America Merrill Lynch Global High Yield Constrained Index returned 2.9%, led by emerging markets debt.

Outlook

During the six-month reporting period, we saw significant volatility and strong rallies in certain regions and sectors which do not necessarily reflect a corresponding positive change in fundamentals. We remain mindful of slowing global growth and uncertainty over monetary policymakers’ next steps, particularly in the U.S., where dollar strength weighs on corporate profitability. The risk of acceleration in China’s slowdown, or of a poor policy response to prevent it, also seems critical, in our view. In such an unstable environment, we advocate caution in setting expectations for corporate earnings, but we believe that we are also poised to take advantage of opportunities that market uncertainty creates.

We anticipate that global equities may remain volatile in the near term. Specifically, we believe that investors may return to a more cautious mood, given the highly anticipated Fed meeting in June, followed by the referendum on EU membership in the UK. Many unknowns remain, in our view: investors are wary of the effectiveness of central bank action; governments need to implement more proactive reforms; and there does not appear to be a sustained demand for commodities. We believe that all of these factors raise the specter of a protracted slump in the global financial markets. Notwithstanding the unpredictable climate, we maintain confidence in our equity investment process of bottom-up, fundamental research, choosing stocks of companies that we believe are well-managed market-leaders with efficient operations.

Hugh Young

Managing Director

Aberdeen Asset Management

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2016 Semi-Annual Report

1

Aberdeen Diversified Alternatives Fund (Unaudited)

The Aberdeen Diversified Alternatives Fund (Institutional Class shares net of fees) returned -1.49% for the six-month period ended April 30, 2016, versus the 0.09% return of its primary benchmark, the Citigroup 3-Month Treasury Bill Index, and the 0.43% return of its secondary benchmark, the S&P 500 Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Alternative Multi-Strategy Funds (consisting of 81 funds), as measured by Lipper, Inc., was -1.21%.

The focus for many global financial market investors at the outset of the reporting period was the timing of the Federal Reserve’s (Fed’s) next interest-rate hike, with most market observers predicting that the Fed would begin to raise rates following its meeting in mid-December 2015. Major news flow during the month of November diverted investors’ attention to geopolitical events—most notably the terrorist attacks in Paris and Turkey’s downing of a Russian fighter jet. While the true economic impact of these events was relatively minor, the political and social consequences were more significant. Regarding the financial markets, December was a volatile ride of up-and-down moves in the S&P 500 Index, including a sharp run-up prior to the Fed’s mid-month meeting, a steep decline immediately following it, and then a subsequent recovery—all of which occurred over approximately nine days of market activity. In this environment, U.S. small-cap stocks posted the largest declines in December, while international developed-market and emerging-market equities also lost ground as measured by the MSCI World ex USA and MSCI Emerging Markets indices, respectively. Most U.S. fixed-income segments were down modestly, though riskier assets such as leveraged loans and global high-yield bonds saw greater declines. Global fixed-income exposures were more mixed, as global developed-market government securities recorded positive returns on U.S. dollar weakness, while emerging-markets debt finished in negative territory in December.

Against this backdrop, global financial markets experienced an extraordinarily difficult start to 2016, but managed to regain most losses with a strong rebound in the second half of the first quarter of the year. Lackluster levels of economic growth helped push credit risk higher globally, thereby creating a negative feedback loop which weighed on investors’ risk appetite. Growth metrics in both the U.S. and elsewhere remained inconsistent and were overwhelmed at the beginning of the year by a steady array of negative headlines. Economic weakness in China and the continued disarray in the energy sector cast doubts on growth prospects across the world.

Risk assets reflected this weakness with heightened volatility and losses across a range of asset classes in January and early February. Central banks’ monetary policies remained front and center in the minds of investors across global markets, and speculation around the pace of further Fed monetary policy tightening (if any) projected for the end of 2016 was a key focus of market participants. This was partially offset by more dovish comments from other major central banks; however, market (and consumer) skepticism around the impact of such policies at least temporarily gained the upper hand, with diminishing returns becoming a factor. Although U.S. growth remained sluggish, the reporting period ended on a much stronger note as risk assets across the board firmed considerably through the month of March and into April. A significant rally across commodity markets, especially oil, was a key contributor to the upturn, along with improving U.S. economic data, more dovish–than-expected Fed comments, and more aggressive recent steps by the European Central Bank (ECB).

While markets have recovered rather quickly since January as market fundamentals have firmed, we think that latent volatility will remain a persistent brake on risk assets, as global growth momentum remains inconsistent and global monetary policy diverges more forcefully in the second half of 2016. We also see central bank policy remaining front and center in the minds of global market participants. We think that the pace of Fed tightening over the back end of 2016 will remain a key source of concern for investors, but the risk environment has been helped by Fed Chair Janet Yellen’s recently dovish stances alongside more aggressive recent actions by the ECB. Market skepticism about the impact of such policies may have receded somewhat, but concerns that policy action has reached the point of diminishing returns may remain. U.S. growth metrics have indeed firmed since earlier in 2016, and talk of recessionary-type numbers creeping in on the manufacturing and services sides seem to have faded for now, in our view. Nonetheless, there are still concerns about the durability of the recent firmness in the energy sector, given significant capacity worldwide and lackluster growth rates in general.

The six-month reporting period was challenging in terms of performance across several strategies. The Fund’s exposures to Gotham Neutral Fund and Arbitrage Event Driven Fund were positive contributors to performance. The Fund’s holdings in Eaton Vance Floating Rate Fund and iShares TIPS Bond ETF, an exchange-traded fund, performed well in the generally favorable interest-rate environment during the period and bolstered performance. Conversely, a significant detractor from Fund performance for the reporting period was the holding in Deutsche x-Trackers MSCI Japan Hedged Equity Fund, a currency-hedged equity strategy that generally benefits from yen weakening that faced significant headwinds from the yen strengthening vs. the U.S. dollar during the period. Fund performance also was hampered by the positions in Blackrock Global Long-Short Equity Fund, Boston Partners Long-Short Research Fund and First Trust Health Care AlphaDex Fund.

At the end of the reporting period on April 30, 2016, the Fund was invested in line with its alternatives orientation and lower-volatility objective, and we believe that it is consistent with our current views on the global macroeconomic outlook. In terms of asset-class exposures, we remain significantly focused on minimizing downside capture;1 therefore, we are maintaining the Fund’s positioning in less correlated2 and lower-beta3 assets as a hedge against near-term volatility.

Semi-Annual Report 2016

2

1	The downside market capture ratio is used to evaluate an investment manager’s performance relative to an index during periods in which that index has declined.
2	Correlation is a statistical measure of how two securities move in relation to each other.
3	Beta is a measure of the volatility of a security or a portfolio in comparison to the market as a whole.

Aberdeen Diversified Alternatives Fund (Unaudited) (concluded)

Portfolio Management

Aberdeen Investment Solutions Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging market countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Fund invests a significant proportion of its assets in non-traditional asset classes, which may involve riskier types of securities or investments than those offered by other asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

2016 Semi-Annual Report

3

Aberdeen Diversified Alternatives Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2016)		Six Month†		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	(1.69%	)	(5.14%	)	1.87%	2.51%
	w/SC2	(7.32%	)	(10.59%	)	0.67%	1.91%
Class C	w/o SC	(1.95%	)	(5.70%	)	1.14%	1.78%
	w/SC3	(2.92%	)	(6.63%	)	1.14%	1.78%
Class R4	w/o SC	(1.82%	)	(5.37%	)	1.53%	2.21%
Institutional Service Class[4,5]	w/o SC	(1.49%	)	(4.80%	)	2.09%	2.62%
Institutional Class[4]	w/o SC	(1.49%	)	(4.80%	)	2.15%	2.79%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns also incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Prior to the change of investment objective and strategy of the Fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the previous performance of the Fund’s Class A shares. This performance is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

Semi-Annual Report 2016

4

Aberdeen Diversified Alternatives Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2016)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Alternatives Fund, the Citigroup 3-Month Treasury Bill Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2016. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Citigroup 3-Month Treasury Bill Index consists of the last three-month Treasury bill issues and measures monthly returns equivalents of yield averages that are not marked to market.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2016 (Unaudited)

Asset Allocation
Mutual Funds	81.2%
Exchange Traded Funds	12.7%
Repurchase Agreement	6.1%
Other assets in excess of liabilities	–%
100.0%

Top Industries
Alternative Investment	62.0%
Fixed Income Funds	27.8%
Equity Funds	4.1%
Other	6.1%
100.0%

Amounts	listed as “–” are 0% or round to 0%

Top Holdings*
Gotham Neutral Fund, Institutional Class	14.1%
Boston Partners Long/Short Research Fund, Institutional Class	12.9%
Eaton Vance Floating-Rate Fund, Class I	10.1%
AQR Managed Futures Strategy Fund, Class I	10.0%
BlackRock Global Long/Short Equity Fund, Institutional Class	10.0%
Aberdeen Equity Long-Short Fund, Institutional Class	9.0%
Arbitrage Event Driven Fund, Institutional Class	6.0%
Nuveen Preferred Securities Fund, Institutional Class	5.1%
iShares TIPS Bond ETF	4.3%
iShares 7-10 Year Treasury Bond ETF	4.3%
Other	14.2%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2016 Semi-Annual Report

5

Statement of Investments

April 30, 2016 (Unaudited)

Aberdeen Diversified Alternatives Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (81.2%)
Alternative Investment (62.0%)
Aberdeen Equity Long-Short Fund, Institutional Class (a)(b)	807,265	$7,426,837
AQR Managed Futures Strategy Fund, Class I	815,065	8,256,608
Arbitrage Event Driven Fund, Institutional Class	554,682	4,975,501
BlackRock Global Long/Short Equity Fund, Institutional Class	757,511	8,249,300
Boston Partners Long/Short Research Fund, Institutional Class	719,917	10,669,163
Gotham Neutral Fund, Institutional Class	1,152,212	11,591,251
		51,168,660
Fixed Income Funds (19.2%)
Aberdeen Asia Bond Fund, Institutional Class (a)	332,573	3,335,708
Eaton Vance Floating-Rate Fund, Class I	960,018	8,304,155
Nuveen Preferred Securities Fund, Institutional Class	250,903	4,197,608
		15,837,471
Total Mutual Funds		67,006,131
EXCHANGE TRADED FUNDS (12.7%)
Equity Fund (4.1%)
iShares Global Infrastructure ETF	84,241	3,367,113
Fixed Income Funds (8.6%)
iShares 7-10 Year Treasury Bond ETF	32,077	3,528,470
iShares TIPS Bond ETF	30,875	3,546,920
		7,075,390
Total Exchange Traded Funds		10,442,503
REPURCHASE AGREEMENT (6.1%)
Repuchase Agreement, Fixed Income Clearing Corp., 0.03%, dated 04/29/2016, due 05/02/2016, repurchase price $5,044,013, collateralized by U.S. Treasury Note, maturing 02/15/2025; total market value of $5,148,288	$5,044,000	5,044,000
Total Repurchase Agreement		5,044,000
Total Investments (Cost $84,824,419) (c)—100.0%		82,492,634

Other assets in excess of liabilities—0.0%		5,877
Net Assets—100.0%		$82,498,511

(a)	Investment in affiliate. Aberdeen Asset Management, Inc. is the investment adviser to the Fund and the investment adviser to the Aberdeen Equity Long-Short Fund and Aberdeen Asia Bond Fund.
(b)	Non-income producing security.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ETF	Exchange-Traded Fund
TIPS	Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

6

Aberdeen Diversified Income Fund (Unaudited)

The Aberdeen Diversified Income Fund (Institutional Class shares net of fees) returned 0.66% for the six-month period ended April 30, 2016, versus the 2.82% return of its primary benchmark, the Barclays U.S. Aggregate Bond Index, and the 1.20% return of its secondary benchmark, 50% MSCI All Country (AC) World Index/50% Barclays U.S. Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Flexible Portfolio Funds (consisting of 237 funds), as measured by Lipper, Inc., was -0.26%.

The focus for many global financial market investors at the outset of the reporting period was the timing of the Federal Reserve’s (Fed’s) next interest-rate hike, with most market observers predicting that the Fed would begin to raise rates following its meeting in mid-December 2015. Major news flow during the month of November diverted investors’ attention to geopolitical events—most notably the terrorist attacks in Paris and Turkey’s downing of a Russian fighter jet. While the true economic impact of these events was relatively minor, the political and social consequences were more significant. Regarding the financial markets, December was a volatile ride of up-and-down moves in the S&P 500 Index, including a sharp run-up prior to the Fed’s mid-month meeting, a steep decline immediately following it, and then a subsequent recovery—all of which occurred over approximately nine days of market activity. In this environment, U.S. small-cap stocks posted the largest declines in December, while international developed-market and emerging-market equities also lost ground as measured by the MSCI World ex USA and MSCI Emerging Markets indices, respectively. Most U.S. fixed-income segments were down modestly, though riskier assets such as leveraged loans and global high-yield bonds saw greater declines. Global fixed-income exposures were more mixed, as global developed-market government securities recorded positive returns on U.S. dollar weakness, while emerging-markets debt finished in negative territory in December.

Against this backdrop, global financial markets experienced an extraordinarily difficult start to 2016, but managed to regain most losses with a strong rebound in the second half of the first quarter of the year. Lackluster levels of economic growth helped push credit risk higher globally, thereby creating a negative feedback loop which weighed on investors’ risk appetite. Growth metrics in both the U.S. and elsewhere remained inconsistent and were overwhelmed at the beginning of the year by a steady array of negative headlines. Economic weakness in China and the continued disarray in the energy sector cast doubts on growth prospects across the world.

Risk assets reflected this weakness with heightened volatility and losses across a range of asset classes in January and early February. Central banks’ monetary policies remained front and center in the minds of investors across global markets, and speculation around the pace of further Fed monetary policy tightening (if any) projected for the end of 2016 was a key focus of market participants. This was partially offset by more dovish comments from other major central banks; however, market (and consumer) skepticism around the impact of such policies at least temporarily gained the upper hand, with diminishing returns becoming a factor. Although U.S. growth remained sluggish, the reporting period ended on a much stronger note as risk assets across the board firmed considerably through the month of March and into April. A significant rally across commodity markets, especially oil, was a key contributor to the upturn, along with improving U.S. economic data, more dovish–than-expected Fed comments, and more aggressive recent steps by the European Central Bank (ECB).

While markets have recovered rather quickly since January as market fundamentals have firmed, we think that latent volatility will remain a persistent brake on risk assets, as global growth momentum remains inconsistent and global monetary policy diverges more forcefully in the second half of 2016. We also see central bank policy remaining front and center in the minds of global market participants. We think that the pace of Fed tightening over the back end of 2016 will remain a key source of concern for investors, but the risk environment has been helped by Fed Chair Janet Yellen’s recently dovish stances alongside more aggressive recent actions by the ECB. Market skepticism about the impact of such policies may have receded somewhat, but concerns that policy action has reached the point of diminishing returns may remain. U.S. growth metrics have indeed firmed since earlier in 2016, and talk of recessionary-type numbers creeping in on the manufacturing and services sides seem to have faded for now, in our view. Nonetheless, there are still concerns about the durability of the recent firmness in the energy sector, given significant capacity worldwide and lackluster growth rates in general.

Despite significant episodes of market volatility, there were positive returns across certain asset classes during the reporting period. The Fund’s exposures to Vanguard High Dividend Yield Index Fund and iShares MSCI EAFE ETF, an exchange-traded fund, contributed positively to performance, along with iShares Cohen & Steers REIT ETF. The Fund’s holdings in Oppenheimer International Bond Fund and Aberdeen Asia Bond Fund also performed well during the period and bolstered performance. Conversely, the holding in Aberdeen Global High Income Fund was a significant detractor from Fund performance, while Wisdom Tree Europe Hedged Equity Fund ETF and Aberdeen International Equity Fund also had a negative impact over the period.

At the end of the reporting period on April 30, 2016, the Fund was invested consistent with our current views on the global macroeconomic outlook. We are cautiously inclined toward risk assets in the medium term, given inconsistent economic results in the U.S. and key segments of the global economy such as China, the Eurozone1 and Japan. We are also mindful of the looming divergence in global central bank policies as the Fed contemplates more interest-rate increases. The Fund remains highly diversified2 and we believe that it has the flexibility to tilt specific allocations based on changes in relative valuations or specific macroeconomic events. We feel that this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

1	The Eurozone comprises 18 European Union member states that have adopted the euro as their common currency.
2	Diversification does not ensure a profit or protect against a loss in a declining market.

2016 Semi-Annual Report

7

Aberdeen Diversified Income Fund (Unaudited) (concluded)

Portfolio Management

Aberdeen Investment Solutions Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging market countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). Additionally, non-investment grade debt securities (high yield/junk bonds) may be subject to greater market fluctuations, risk of default or loss of income and principal than higher rated securities.

The Fund may allocate its assets, to a limited extent, to alternative investment strategies, which may involve riskier types of securities or investments than those offered by investment in traditional asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2016

8

Aberdeen Diversified Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2016)		Six Month†		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	0.51%		(3.01%	)	2.81%	4.21%
	w/SC2	(5.30%	)	(8.56%	)	1.59%	3.60%
Class C	w/o SC	0.17%		(3.62%	)	2.06%	3.45%
	w/SC3	(0.81%	)	(4.55%	)	2.06%	3.45%
Class R4	w/o SC	0.37%		(3.43%	)	2.34%	3.82%
Institutional Service Class[4,5]	w/o SC	0.66%		(2.65%	)	3.02%	4.32%
Institutional Class[4]	w/o SC	0.66%		(2.66%	)	3.07%	4.47%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns also incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Prior to the change of investment objective and strategy of the fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the previous performance of the Fund’s Class A shares. This performance is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

2016 Semi-Annual Report

9

Aberdeen Diversified Income Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2016)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Income Fund, Barclays U.S. Aggregate Bond Index, a blended benchmark of 50% Morgan Stanley Capital International All Country (MSCI AC) World Index/50% Barclays U.S. Aggregate Bond Index, and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2016. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that captures the large- and mid-cap representation across 23 developed markets and 23 emerging markets. The developed markets countries are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The emerging markets countries are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2016 (Unaudited)

Asset Allocation
Mutual Funds	56.1%
Exchange Traded Funds	43.0%
Repurchase Agreement	1.2%
Liabilities in excess of other assets	(0.3%)
100.0%

Top Industries
Fixed Income Funds	59.1%
Equity Funds	33.7%
Real Estate Investment Trust (REIT) Funds	6.3%
Other	0.9%
100.0%
Top Holdings*
Vanguard High Dividend Yield ETF	16.6%
Nuveen Preferred Securities Fund, Institutional Class	13.5%
Eaton Vance Floating-Rate Fund, Class I	12.7%
Oppenheimer International Bond Fund, Class Y	9.5%
Aberdeen Global High Income Fund, Class I	9.5%
iShares Cohen & Steers REIT ETF	6.3%
Aberdeen Total Return Bond Fund, Class I	5.9%
Aberdeen Asia Bond Fund, Institutional Class	5.0%
WisdomTree Europe Hedged Equity Fund	4.9%
iShares Core S&P 500 ETF	4.1%
Other	12.0%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semi-Annual Report 2016

10

Statement of Investments

April 30, 2016 (Unaudited)

Aberdeen Diversified Income Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (56.1%)
Fixed Income Funds (56.1%)
Aberdeen Asia Bond Fund, Institutional Class (a)	102,864	$1,031,723
Aberdeen Global High Income Fund, Class I (a)	241,775	1,946,292
Aberdeen Total Return Bond Fund, Class I (a)	89,513	1,201,267
Eaton Vance Floating-Rate Fund, Class I	299,707	2,592,460
Nuveen Preferred Securities Fund, Institutional Class	164,469	2,751,568
Oppenheimer International Bond Fund, Class Y	336,076	1,949,243
		11,472,553
Total Mutual Funds		11,472,553
EXCHANGE TRADED FUNDS (43.0%)
Equity Funds (33.7%)
iShares Core S&P 500 ETF	4,089	847,936
iShares Global Infrastructure ETF	21,063	841,888
iShares MSCI EAFE ETF	13,885	811,301
Vanguard High Dividend Yield ETF	48,742	3,389,519
WisdomTree Europe Hedged Equity Fund	19,120	1,000,932
		6,891,576
Fixed Income Fund (3.0%)
iShares 7-10 Year Treasury Bond ETF	5,668	623,480
Real Estate Investment Trust (REIT) Funds (6.3%)
iShares Cohen & Steers REIT ETF	12,903	1,291,203
Total Exchange Traded Funds		8,806,259
REPURCHASE AGREEMENT (1.2%)
Repuchase Agreement, Fixed Income Clearing Corp., 0.03%, dated 04/29/2016, due 05/02/2016, repurchase price $247,001, collateralized by U.S. Treasury Note, maturing 02/15/2025; total market value of $255,625	$247,000	247,000
Total Repurchase Agreement		247,000
Total Investments (Cost $20,954,488) (b)—100.3%		20,525,812

Liabilities in excess of other assets—(0.3)%		(57,012)
Net Assets—100.0%		$20,468,800

(a)	Investment in affiliate. Aberdeen Asset Management, Inc. is the investment adviser to the Fund and the investment adviser to the Aberdeen Asia Bond Fund, Aberdeen Global High Income Fund and Aberdeen Total Return Bond Fund.
(b)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

11

Aberdeen Dynamic Allocation Fund (Unaudited)

The Aberdeen Dynamic Allocation Fund (Institutional Class shares net of fees) returned -1.07% for the six-month period ended April 30, 2016, versus the -0.65% return of its primary benchmark, the MSCI All Country (AC) World Index, and the 0.85% return of its secondary benchmark, 60% MSCI AC World Index/40% Barclays U.S. Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Flexible Portfolio Funds (consisting of 237 funds), as measured by Lipper, Inc., was -0.26%.

The focus for many global financial market investors at the outset of the reporting period was the timing of the Federal Reserve’s (Fed’s) next interest-rate hike, with most market observers predicting that the Fed would begin to raise rates following its meeting in mid-December 2015. Major news flow during the month of November diverted investors’ attention to geopolitical events—most notably the terrorist attacks in Paris and Turkey’s downing of a Russian fighter jet. While the true economic impact of these events was relatively minor, the political and social consequences were more significant. From a financial markets perspective, December was a volatile ride of up-and-down moves in the S&P 500 Index, including a sharp run-up prior to the Fed’s mid-month meeting, a steep decline immediately following it, and then a subsequent recovery—all of which occurred over approximately nine days of market activity. In this environment, U.S. small-cap stocks posted the largest declines in December, while international developed-market and emerging-market equities also lost ground as measured by the MSCI World ex USA and MSCI Emerging Markets indices, respectively. Most U.S. fixed-income segments were down modestly, though riskier assets such as leveraged loans and global high-yield bonds saw greater declines. Global fixed-income exposures were more mixed, as global developed-market government securities recorded positive returns on U.S. dollar weakness, while emerging-markets debt finished in negative territory in December.

Against this backdrop, global financial markets experienced an extraordinarily difficult start to 2016, but managed to regain most losses with a strong rebound in the second half of the first quarter of the year. Lackluster levels of economic growth helped push credit risk higher globally, thereby creating a negative feedback loop which weighed on investors’ risk appetite. Growth metrics in both the U.S. and elsewhere remained inconsistent and were overwhelmed at the beginning of the year by a steady array of negative headlines. Economic weakness in China and the continued disarray in the energy sector cast doubts on growth prospects across the world.

Risk assets reflected this weakness with heightened volatility and losses across a range of asset classes in January and early February. Central banks’ monetary policies remained front and center in the minds of investors across global markets, and speculation around the pace of further Fed monetary policy tightening (if any) projected for the end of 2016 was a key focus of market participants. This was partially offset by more dovish comments from other major central banks; however, market (and consumer) skepticism around the impact of such policies at least temporarily gained the upper hand, with diminishing returns becoming a factor. Although U.S. growth remained sluggish, the reporting period ended on a much stronger note as risk assets across the board firmed considerably through the month of March and into April. A significant rally across commodity markets, especially oil, was a key contributor to the upturn, along with improving U.S. economic data, more dovish–than-expected Fed comments, and more aggressive recent steps by the European Central Bank (ECB).

While markets have recovered rather quickly since January as market fundamentals have firmed, we think that latent volatility will remain a persistent brake on risk assets, as global growth momentum remains inconsistent and global monetary policy diverges more forcefully in the second half of 2016. We also see central bank policy remaining front and center in the minds of global market participants. We think that the pace of Fed tightening over the back end of 2016 will remain a key source of concern for investors, but the risk environment has been helped by Fed Chair Janet Yellen’s recently dovish stances alongside more aggressive recent actions by the ECB. Market skepticism about the impact of such policies may have receded somewhat, but concerns that policy action has reached the point of diminishing returns may remain. U.S. growth metrics have indeed firmed since earlier in 2016, and talk of recessionary-type numbers creeping in on the manufacturing and services sides seem to have faded for now, in our view. Nonetheless, there are still concerns about the durability of the recent firmness in the energy sector, given significant capacity worldwide and lackluster growth rates in general.

Despite significant episodes of market volatility, there were positive returns across certain asset classes over the reporting period. The Fund’s exposures to Aberdeen Total Return Bond Fund and iShares TIPS Bond ETF, an exchange-traded fund, contributed positively to performance, along with iShares Cohen & Steers REIT ETF. The Fund’s holdings in Aberdeen U.S. Small Cap Equity Fund and iShares MSCI EAFE ETF also performed well during the period and bolstered performance. A significant detractor from Fund performance was the holding in Deutsche x-Trackers MSCI Japan Hedged Equity Fund, a currency-hedged equity strategy that benefits from yen-weakening that faced significant headwinds from the yen strengthening versus the U.S. dollar during the reporting period. The positions in Wisdom Tree Europe Hedged Equity Fund ETF and Aberdeen International Equity Fund also detracted from Fund performance.

At the end of the period on April 30, 2016, the Fund was invested consistent with our current views on the global macroeconomic outlook. We are cautiously inclined toward risk assets in the medium term, given inconsistent economic results in the U.S. and key segments of the global economy such as China, the Eurozone1 and Japan. We are also mindful of the looming divergence in central bank policies as the Fed contemplates more interest-rate increases. The Fund remains highly diversified2 and we feel that it has the flexibility to tilt specific allocations based on changes in relative valuations or

1	The Eurozone comprises 18 European Union member states that have adopted the euro as their common currency.
2	Diversification does not ensure a profit or protect against a loss in a declining market.

Semi-Annual Report 2016

12

Aberdeen Dynamic Allocation Fund (Unaudited) (concluded)

specific macroeconomic events. We believe that this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

Portfolio Management

Aberdeen Investment Solutions Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging market countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Fund allocates its assets, to a limited extent, to alternative investment strategies, which may involve riskier types of securities or investments than those offered by investment in traditional asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

2016 Semi-Annual Report

13

Aberdeen Dynamic Allocation Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2016)		Six Month†		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	(1.20%	)	(5.31%	)	3.05%	3.87%
	w/SC2	(6.85%	)	(10.77%	)	1.84%	3.26%
Class C	w/o SC	(1.53%	)	(5.99%	)	2.31%	3.13%
	w/SC3	(2.51%	)	(6.91%	)	2.31%	3.13%
Class R4	w/o SC	(1.48%	)	(5.73%	)	2.67%	3.52%
Institutional Service Class[4,5]	w/o SC	(1.06%	)	(5.13%	)	3.25%	3.98%
Institutional Class[4]	w/o SC	(1.07%	)	(5.06%	)	3.34%	4.01%	(6)

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized
1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns also incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Prior to the change of investment objective and strategy of the fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the performance of the Fund’s Class A shares. This performance is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

Semi-Annual Report 2016

14

Aberdeen Dynamic Allocation Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2016)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Dynamic Allocation Fund, the Morgan Stanley Capital International All Country (MSCI AC) World Index, a blended benchmark of 60% MSCI AC World Index/40% Barclays U.S. Aggregate Bond Index, and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2016. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that captures the large- and mid-cap representation across 23 developed markets and 23 emerging markets. The developed markets countries are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The emerging markets countries are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage passthroughs), asset-backed securities, and commercial mortgage-backed securities.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2016 (Unaudited)

Asset Allocation
Exchange Traded Funds	48.5%
Mutual Funds	47.5%
Repurchase Agreement	4.0%
Liabilities in excess of other assets	–%
100.0%

Top Industries
Fixed Income Funds	44.3%
Equity Funds	39.9%
Real Estate Investment Trust (REIT) Funds	6.0%
Alternative Investment	5.8%
Other	4.0%
100.0%

Amounts	listed as “–” are 0% or round to 0%

Top Holdings*
Nuveen Preferred Securities Fund, Institutional Class	8.3%
Aberdeen U.S. Small Cap Equity Fund, Institutional Class	7.3%
Aberdeen Total Return Bond Fund, Class I	7.3%
iShares Russell Midcap ETF	7.1%
iShares 7-10 Year Treasury Bond ETF	6.9%
Eaton Vance Floating-Rate Fund, Class I	6.3%
iShares Core S&P 500 ETF	6.2%
WisdomTree Europe Hedged Equity Fund	6.0%
iShares Cohen & Steers REIT ETF	6.0%
AQR Managed Futures Strategy Fund, Class I	5.8%
Other	32.8%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2016 Semi-Annual Report

15

Statement of Investments

April 30, 2016 (Unaudited)

Aberdeen Dynamic Allocation Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (47.5%)
Alternative Investment (5.8%)
AQR Managed Futures Strategy Fund, Class I	121,303	$1,228,794
Equity Funds (9.4%)
Aberdeen Emerging Markets Fund, Institutional Class (a)	34,906	437,022
Aberdeen U.S. Small Cap Equity Fund, Institutional Class (a)(b)	52,556	1,549,359
		1,986,381
Fixed Income Funds (32.3%)
Aberdeen Asia Bond Fund, Institutional Class (a)	64,509	647,025
Aberdeen Global High Income Fund, Class I (a)	108,524	873,615
Aberdeen Total Return Bond Fund, Class I (a)	115,092	1,544,540
Eaton Vance Floating-Rate Fund, Class I	153,913	1,331,350
Nuveen Preferred Securities Fund, Institutional Class	104,488	1,748,084
Oppenheimer International Bond Fund, Class Y	115,160	667,926
		6,812,540
Total Mutual Funds		10,027,715
EXCHANGE TRADED FUNDS (48.5%)
Equity Funds (30.5%)
Deutsche X-trackers MSCI Japan Hedged Equity ETF	12,386	393,132
iShares Core S&P 500 ETF	6,270	1,300,210
iShares Global Infrastructure ETF	11,345	453,460
iShares MSCI EAFE ETF	18,596	1,086,564
iShares Russell Midcap ETF	9,058	1,490,765
Vanguard High Dividend Yield ETF	6,215	432,191
WisdomTree Europe Hedged Equity Fund	24,211	1,267,446
		6,423,768
Fixed Income Funds (12.0%)
iShares 7-10 Year Treasury Bond ETF	13,243	1,456,730
iShares TIPS Bond ETF	9,376	1,077,115
		2,533,845
Real Estate Investment Trust (REIT) Funds (6.0%)
iShares Cohen & Steers REIT ETF	12,610	1,261,883
Total Exchange Traded Funds		10,219,496
REPURCHASE AGREEMENT (4.0%)
Repuchase Agreement, Fixed Income Clearing Corp., 0.03%, dated 04/29/2016, due 05/02/2016, repurchase price $837,002, collateralized by U.S. Treasury Note, maturing 02/15/2025; total market value of $853,788	$837,000	837,000
Total Repurchase Agreement		837,000
Total Investments (Cost $21,029,719) (c)—100.0%		21,084,211

Liabilities in excess of other assets—0.0%		(2,845)
Net Assets—100.0%		$21,081,366

(a)	Investment in affiliate. Aberdeen Asset Management, Inc. is the investment adviser to the Fund and the investment adviser to the Aberdeen Emerging Markets Fund, Aberdeen U.S. Small Cap Equity Fund, Aberdeen Asia Bond Fund, Aberdeen Global High Income Fund and Aberdeen Total Return Bond Fund.
(b)	Non-income producing security.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust
TIPS	Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

16

Statements of Assets and Liabilities (Unaudited)

April 30, 2016

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
Assets:
Investments, at value	$66,686,089	$16,099,530	$15,195,650
Investments in affiliates, at value	10,762,545	4,179,282	5,051,561
Repurchase agreements, at value	5,044,000	247,000	837,000

Total investments	82,492,634	20,525,812	21,084,211

Cash	651	749	599
Interest and dividends receivable	57,719	35,234	18,787
Receivable for capital shares issued	56,681	85	164
Receivable from Adviser	22,243	10,561	11,672
Prepaid expenses	48,651	36,867	37,739

Total assets	82,678,579	20,609,308	21,153,172

Liabilities:
Payable for investments purchased	53,218	37,284	19,851
Payable for capital shares redeemed	20,765	61,647	10,515
Accrued expenses and other payables:
Audit fees	15,742	15,742	15,742
Distribution fees	15,934	12,172	10,673
Sub-transfer agent and administrative services fees	20,933	3,804	4,216
Printing fees	16,156	2,634	3,296
Investment advisory fees	10,521	2,535	2,624
Transfer agent fees	9,036	1,181	1,535
Administration fees	5,611	1,352	1,399
Fund accounting fees	4,497	689	708
Legal fees	3,358	542	536
Custodian fees	1,163	517	319
Other	3,134	409	392

Total liabilities	180,068	140,508	71,806

Net Assets	$82,498,511	$20,468,800	$21,081,366

Cost:
Investments	$68,172,520	$16,223,702	$15,156,637
Investments in affiliates	11,607,899	4,483,786	5,036,082
Repurchase agreements	5,044,000	247,000	837,000

Represented by:
Capital	$108,904,775	$21,442,981	$22,248,945
Accumulated net investment income/(loss)	(183,252)	29,337	(20,845)
Accumulated net realized loss from investments	(23,891,227)	(574,842)	(1,201,226)
Net unrealized appreciation/(depreciation) on investments	(2,331,785)	(428,676)	54,492

Net Assets	$82,498,511	$20,468,800	$21,081,366

Net Assets:
Class A Shares	$22,296,226	$5,804,298	$8,155,403
Class C Shares	12,709,681	13,075,774	10,596,154
Class R Shares	1,752,346	429,189	477,496
Institutional Service Class Shares	18,828	31,801	9,959
Institutional Class Shares	45,721,430	1,127,738	1,842,354

Total	$82,498,511	$20,468,800	$21,081,366

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

17

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2016

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	1,785,112	504,314	649,947
Class C Shares	1,059,351	1,162,591	862,454
Class R Shares	141,528	37,696	38,293
Institutional Service Class Shares	1,492	2,766	797
Institutional Class Shares	3,625,153	98,073	147,394

Total	6,612,636	1,805,440	1,698,885

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.49	$11.51	$12.55
Class C Shares (a)	$12.00	$11.25	$12.29
Class R Shares	$12.38	$11.39	$12.47
Institutional Service Class Shares	$12.62	$11.50	$12.50
Institutional Class Shares	$12.61	$11.50	$12.50
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.25	$12.21	$13.32
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

18

Statements of Operations (Unaudited)

For the Six Month Period Ended April 30, 2016

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
INVESTMENT INCOME:
Dividend income	$1,137,080	$305,639	$223,315
Dividend income from affiliates	41,720	70,592	46,775
Interest income	648	49	130

	1,179,448	376,280	270,220

EXPENSES:
Investment advisory fees	86,510	15,669	16,224
Administration fees	46,139	8,357	8,654
Distribution fees Class A	31,143	7,390	10,324
Distribution fees Class C	69,828	66,958	54,704
Distribution fees Class R	3,997	1,037	1,223
Sub-transfer agent and administrative service fees Class A	14,122	1,537	2,173
Sub-transfer agent and administrative service fees Institutional Class	8,423	129	477
Sub-transfer agent and administrative service fees Class C	2,607	1,987	1,787
Sub-transfer agent and administrative service fees Class R	999	278	470
Sub-transfer agent and administrative service fees Institutional Service Class	3	–	–
Fund accounting fees	6,936	1,055	1,086
Transfer agent fees	69,069	14,784	18,345
Trustee fees	4,249	719	737
Legal fees	4,342	742	758
Printing fees	17,554	6,509	7,151
Custodian fees	4,890	1,912	1,858
Registration and filing fees	29,688	26,596	26,495
Audit fees	12,183	12,183	12,183
Other	8,939	2,629	2,633

Total expenses before reimbursed/waived expenses	421,621	170,471	167,282
Interest expense (Note 10)	535	–	–

Total operating expenses before reimbursed/waived expenses	422,156	170,471	167,282
Expenses reimbursed/waived by investment advisor	(157,345)	(67,156)	(71,345)

Net expenses	264,811	103,315	95,937

Net Investment Income	914,637	272,965	174,283

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain distributions from underlying affiliated funds	1,989,648	–	10,216
Realized gain distributions from underlying non-affiliated funds	1,499,564	84,055	175,013
Realized (loss) from investment transactions from affiliated funds	(2,296,727)	(261,777)	(490,824)
Realized (loss) from investment transactions from non-affiliated funds	(4,599,429)	(390,498)	(188,770)

Net realized (loss) from investments	(3,406,944)	(568,220)	(494,365)

Net change in unrealized appreciation/(depreciation) on investment transactions	(502,661)	300,168	(50,408)

Net realized/unrealized (loss) from investments	(3,909,605)	(268,052)	(544,773)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(2,994,968)	$4,913	$(370,490)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

19

Statements of Changes in Net Assets

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$914,637	$2,113,150	$272,965	$642,973	$174,283	$516,748
Net realized gain/(loss) from investments	(3,406,944)	(926,020)	(568,220)	211,411	(494,365)	1,350,301
Net change in unrealized appreciation/(depreciation) on investments	(502,661)	(4,579,696)	300,168	(1,513,578)	(50,408)	(2,131,227)

Changes in net assets resulting from operations	(2,994,968)	(3,392,566)	4,913	(659,194)	(370,490)	(264,178)

Distributions to Shareholders From:
Net investment income:
Class A	(242,453)	(551,092)	(95,873)	(207,023)	(100,658)	(233,946)
Class C	(104,483)	(345,029)	(172,928)	(372,688)	(101,636)	(252,553)
Class R	(14,282)	(9,146)	(5,988)	(11,199)	(4,685)	(10,233)
Institutional Service Class	(189)	(309)	(538)	(944)	(132)	(420)
Institutional Class	(894,704)	(1,946,934)	(20,076)	(59,239)	(30,017)	(48,674)
Net realized gains:
Class A	–	–	(49,208)	(351,054)	(4,466)	–
Class C	–	–	(112,812)	(711,126)	(6,061)	–
Class R	–	–	(3,342)	(19,693)	(247)	–
Institutional Service Class	–	–	(249)	(550)	(6)	–
Institutional Class	–	–	(9,596)	(102,209)	(1,217)	–

Change in net assets from shareholder distributions	(1,256,111)	(2,852,510)	(470,610)	(1,835,725)	(249,125)	(545,826)

Common Stock Transactions:
Change in net assets from capital transactions	(62,879,344)	52,268,213	(1,519,483)	(257,827)	(848,711)	(1,057,167)

Change in net assets	(67,130,423)	46,023,137	(1,985,180)	(2,752,746)	(1,468,326)	(1,867,171)

Net Assets:
Beginning of period	149,628,934	103,605,797	22,453,980	25,206,726	22,549,692	24,416,863

End of six months	$82,498,511	$149,628,934	$20,468,800	$22,453,980	$21,081,366	$22,549,692

Accumulated net investment income/(loss) at end of period	$(183,252)	$158,222	$29,337	$51,775	$(20,845)	$42,000

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

20

Statements of Changes in Net Assets (continued)

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,872,957	$26,509,629	$242,414	$807,811	$450,406	$819,802
Dividends reinvested	218,531	477,065	107,553	405,007	79,390	170,961
Cost of shares redeemed	(12,315,976)	(19,956,837)	(705,904)	(1,755,141)	(818,394)	(1,527,901)

Total Class A	(4,224,488)	7,029,857	(355,937)	(542,323)	(288,598)	(537,138)

Class C Shares
Proceeds from shares issued	460,241	5,654,893	244,600	3,584,256	197,353	792,192
Dividends reinvested	61,782	172,265	191,991	652,281	66,131	150,724
Cost of shares redeemed	(4,146,545)	(3,846,485)	(1,458,519)	(3,204,459)	(1,042,825)	(1,763,800)

Total Class C	(3,624,522)	1,980,673	(1,021,928)	1,032,078	(779,341)	(820,884)

Class R Shares
Proceeds from shares issued	584,032	1,453,268	40,105	305,861	75,014	84,055
Dividends reinvested	10,505	3,837	23	15,600	4,147	8,513
Cost of shares redeemed	(141,712)	(428,413)	(23,882)	(277,395)	(93,480)	(30,042)

Total Class R	452,825	1,028,692	16,246	44,066	(14,319)	62,526

Institutional Service Class Shares
Proceeds from shares issued	–	19,369	–	32,059	–	10,493
Dividends reinvested	189	309	787	1,494	137	420
Cost of shares redeemed	–	(11,501)	–	(11,126)	–	(11,644)

Total Institutional Service Class	189	8,177	787	22,427	137	(731)

Institutional Class Shares
Proceeds from shares issued	7,421,689	82,724,806	68,628	304,986	842,600	831,443
Dividends reinvested	794,738	1,756,493	24,141	138,379	17,149	30,997
Cost of shares redeemed	(63,699,775)	(42,260,485)	(251,420)	(1,257,440)	(626,339)	(623,380)

Total Institutional Class	(55,483,348)	42,220,814	(158,651)	(814,075)	233,410	239,060

Change in net assets from capital transactions:	$(62,879,344)	$52,268,213	$(1,519,483)	$(257,827)	$(848,711)	$(1,057,167)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

21

Statements of Changes in Net Assets (concluded)

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

SHARE TRANSACTIONS:
Class A Shares
Issued	628,603	2,001,090	21,347	66,395	36,079	61,066
Reinvested	17,344	36,261	9,513	33,481	6,301	12,913
Redeemed	(986,141)	(1,534,103)	(62,656)	(144,205)	(66,884)	(114,313)

Total Class A Shares	(340,194)	503,248	(31,796)	(44,329)	(24,504)	(40,334)

Class C Shares
Issued	38,079	442,785	22,215	298,388	16,187	59,807
Reinvested	5,093	13,532	17,367	55,138	5,346	11,605
Redeemed	(341,565)	(305,861)	(131,922)	(268,053)	(86,287)	(135,259)

Total Class C Shares	(298,393)	150,456	(92,340)	85,473	(64,754)	(63,847)

Class R Shares
Issued	46,837	111,742	3,602	26,479	6,187	6,488
Reinvested	840	295	2	1,292	331	647
Redeemed	(11,610)	(32,884)	(2,155)	(23,164)	(7,434)	(2,223)

Total Class R Shares	36,067	79,153	1,449	4,607	(916)	4,912

Institutional Service Class Shares
Issued	–	1,472	–	2,639	–	772
Reinvested	15	23	69	125	11	32
Redeemed	–	(888)	–	(958)	–	(915)

Total Institutional Service Class Shares	15	607	69	1,806	11	(111)

Institutional Class Shares
Issued	588,766	6,240,242	5,987	24,311	66,556	62,755
Reinvested	62,529	133,210	2,138	11,443	1,368	2,348
Redeemed	(5,092,179)	(3,226,701)	(22,185)	(103,936)	(51,230)	(48,140)

Total Institutional Class Shares	(4,440,884)	3,146,751	(14,060)	(68,182)	16,694	16,963

Total change in shares:	(5,043,389)	3,880,215	(136,678)	(20,625)	(73,469)	(82,417)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2016*	$12.82	$0.08	$(0.30)	$(0.22)	$(0.11)	$(0.11)	$12.49
Year Ended October 31, 2015	13.32	0.17	(0.39)	(0.22)	(0.28)	(0.28)	12.82
Year Ended October 31, 2014	12.63	0.05	0.79	0.84	(0.15)	(0.15)	13.32
Year Ended October 31, 2013	11.64	0.12	1.01	1.13	(0.14)	(0.14)	12.63
Year Ended October 31, 2012	10.93	0.18	0.70	0.88	(0.17)	(0.17)	11.64
Year Ended October 31, 2011	11.31	0.21	(0.38)	(0.17)	(0.21)	(0.21)	10.93
Class C Shares
Six Months Ended April 30, 2016*	12.33	0.04	(0.28)	(0.24)	(0.09)	(0.09)	12.00
Year Ended October 31, 2015	12.89	0.10	(0.39)	(0.29)	(0.27)	(0.27)	12.33
Year Ended October 31, 2014	12.22	(0.05)	0.77	0.72	(0.05)	(0.05)	12.89
Year Ended October 31, 2013	11.33	0.03	0.97	1.00	(0.11)	(0.11)	12.22
Year Ended October 31, 2012	10.67	0.10	0.68	0.78	(0.12)	(0.12)	11.33
Year Ended October 31, 2011	11.03	0.14	(0.37)	(0.23)	(0.13)	(0.13)	10.67
Class R Shares
Six Months Ended April 30, 2016*	12.72	0.06	(0.29)	(0.23)	(0.11)	(0.11)	12.38
Year Ended October 31, 2015	13.25	0.11	(0.36)	(0.25)	(0.28)	(0.28)	12.72
Year Ended October 31, 2014	12.56	0.02	0.78	0.80	(0.11)	(0.11)	13.25
Year Ended October 31, 2013	11.61	0.06	1.01	1.07	(0.12)	(0.12)	12.56
Year Ended October 31, 2012	10.90	0.14	0.71	0.85	(0.14)	(0.14)	11.61
Year Ended October 31, 2011	11.26	0.21	(0.42)	(0.21)	(0.15)	(0.15)	10.90
Institutional Service Class Shares
Six Months Ended April 30, 2016*	12.94	0.10	(0.29)	(0.19)	(0.13)	(0.13)	12.62
Year Ended October 31, 2015	13.44	0.20	(0.38)	(0.18)	(0.32)	(0.32)	12.94
Year Ended October 31, 2014	12.75	0.09	0.80	0.89	(0.20)	(0.20)	13.44
Year Ended October 31, 2013	11.73	0.15	1.02	1.17	(0.15)	(0.15)	12.75
Period from September 24, 2012 through October 31, 2012(i)	11.81	0.01	(0.09)	(0.08)	–	–	11.73
Institutional Class Shares
Six Months Ended April 30, 2016*	12.93	0.12	(0.31)	(0.19)	(0.13)	(0.13)	12.61
Year Ended October 31, 2015	13.43	0.21	(0.39)	(0.18)	(0.32)	(0.32)	12.93
Year Ended October 31, 2014	12.75	0.08	0.80	0.88	(0.20)	(0.20)	13.43
Year Ended October 31, 2013	11.73	0.15	1.02	1.17	(0.15)	(0.15)	12.75
Year Ended October 31, 2012	11.00	0.22	0.71	0.93	(0.20)	(0.20)	11.73
Year Ended October 31, 2011	11.38	0.25	(0.39)	(0.14)	(0.24)	(0.24)	11.00

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

24

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)		Portfolio Turnover (c)(f)

(1.69%)		$22,296	0.62	%(g)	1.33%	0.87	%(g)	23.23%
(1.68%)		27,238	0.57%		1.31%	0.80%		78.72%
6.70%		21,608	0.52%		0.36%	0.88%		54.26%
9.76%		6,135	0.52%		1.02%	1.20%		47.20%
8.14%		6,418	0.52%		1.65%	1.14%		51.62%
(1.52%)		7,624	0.51%		1.85%	1.03%		26.76%

(1.95%)		12,710	1.25	%(g)	0.66%	1.54	%(g)	23.23%
(2.35%)		16,740	1.25%		0.79%	1.48%		78.72%
5.91%		15,565	1.25%		(0.36%)	1.61%		54.26%
8.91%		12,467	1.25%		0.26%	1.93%		47.20%
7.39%		13,368	1.25%		0.93%	1.87%		51.62%
(2.14%)		16,828	1.25%		1.27%	1.77%		26.76%

(1.82%)		1,752	0.88	%(g)	0.94%	1.13	%(g)	23.23%
(1.98%)		1,341	0.87%		0.81%	1.10%		78.72%
6.37	%(h)	348	0.83%		0.14%	1.19%		54.26%
9.32	%(h)	371	0.88%		0.51%	1.56%		47.20%
7.85	%(h)	277	0.91%		1.22%	1.53%		51.62%
(1.77%)		254	0.79%		1.80%	1.32%		26.76%

(1.49%)		19	0.29	%(g)	1.60%	0.54	%(g)	23.23%
(1.38%)		19	0.25%		1.54%	0.48%		78.72%
7.02%		12	0.25%		0.65%	0.61%		54.26%
10.03%		11	0.25%		1.22%	0.93%		47.20%
(0.68%)		10	0.25%		0.56%	0.87%		51.62%

(1.49%)		45,721	0.25	%(g)	1.86%	0.53	%(g)	23.23%
(1.38%)		104,291	0.25%		1.59%	0.48%		78.72%
6.94%		66,073	0.25%		0.58%	0.61%		54.26%
10.03%		3,261	0.25%		1.19%	0.93%		47.20%
8.54	%(h)	2,970	0.25%		1.95%	0.87%		51.62%
(1.17%)		3,032	0.25%		2.15%	0.77%		26.76%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	For the period from September 24, 2012 (commencement of operations) through October 31, 2012.

2016 Semi-Annual Report

25

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2016*	$11.73	$0.17	$(0.12)	$0.05	$(0.18)	$(0.09)	$(0.27)	$11.51
Year Ended October 31, 2015	12.99	0.38	(0.65)	(0.27)	(0.37)	(0.62)	(0.99)	11.73
Year Ended October 31, 2014	12.58	0.39	0.48	0.87	(0.46)	–	(0.46)	12.99
Year Ended October 31, 2013	12.03	0.35	0.56	0.91	(0.36)	–	(0.36)	12.58
Year Ended October 31, 2012	11.39	0.25	0.62	0.87	(0.23)	–	(0.23)	12.03
Year Ended October 31, 2011	11.42	0.23	(0.03)	0.20	(0.23)	–	(0.23)	11.39
Class C Shares
Six Months Ended April 30, 2016*	11.47	0.13	(0.12)	0.01	(0.14)	(0.09)	(0.23)	11.25
Year Ended October 31, 2015	12.75	0.28	(0.64)	(0.36)	(0.30)	(0.62)	(0.92)	11.47
Year Ended October 31, 2014	12.35	0.29	0.48	0.77	(0.37)	–	(0.37)	12.75
Year Ended October 31, 2013	11.81	0.25	0.56	0.81	(0.27)	–	(0.27)	12.35
Year Ended October 31, 2012	11.18	0.17	0.61	0.78	(0.15)	–	(0.15)	11.81
Year Ended October 31, 2011	11.22	0.15	(0.05)	0.10	(0.14)	–	(0.14)	11.18
Class R Shares
Six Months Ended April 30, 2016*	11.61	0.15	(0.12)	0.03	(0.16)	(0.09)	(0.25)	11.39
Year Ended October 31, 2015	12.90	0.32	(0.66)	(0.34)	(0.33)	(0.62)	(0.95)	11.61
Year Ended October 31, 2014	12.49	0.33	0.49	0.82	(0.41)	–	(0.41)	12.90
Year Ended October 31, 2013	11.94	0.29	0.57	0.86	(0.31)	–	(0.31)	12.49
Year Ended October 31, 2012	11.31	0.19	0.62	0.81	(0.18)	–	(0.18)	11.94
Year Ended October 31, 2011	11.34	0.20	(0.06)	0.14	(0.17)	–	(0.17)	11.31
Institutional Service Class Shares
Six Months Ended April 30, 2016*	11.72	0.19	(0.12)	0.07	(0.20)	(0.09)	(0.29)	11.50
Year Ended October 31, 2015	12.97	0.38	(0.61)	(0.23)	(0.40)	(0.62)	(1.02)	11.72
Year Ended October 31, 2014	12.57	0.42	0.48	0.90	(0.50)	–	(0.50)	12.97
Year Ended October 31, 2013	12.01	0.39	0.57	0.96	(0.40)	–	(0.40)	12.57
Period from September 24, 2012 through October 31, 2012(i)	12.06	0.03	(0.08)	(0.05)	–	–	–	12.01
Institutional Class Shares
Six Months Ended April 30, 2016*	11.72	0.19	(0.12)	0.07	(0.20)	(0.09)	(0.29)	11.50
Year Ended October 31, 2015	12.97	0.40	(0.63)	(0.23)	(0.40)	(0.62)	(1.02)	11.72
Year Ended October 31, 2014	12.56	0.42	0.49	0.91	(0.50)	–	(0.50)	12.97
Year Ended October 31, 2013	12.01	0.38	0.57	0.95	(0.40)	–	(0.40)	12.56
Year Ended October 31, 2012	11.38	0.28	0.61	0.89	(0.26)	–	(0.26)	12.01
Year Ended October 31, 2011	11.41	0.26	(0.03)	0.23	(0.26)	–	(0.26)	11.38

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

26

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)		Portfolio Turnover (c)(f)

0.51%		$5,804	0.55%		3.05%	1.17%		15.72%
(2.21%)		6,291	0.53	%(g)	3.07%	1.16	%(g)	50.74%
7.10%		7,542	0.51%		3.06%	1.08%		29.19%
7.69%		8,357	0.53%		2.82%	1.00%		37.01%
7.73	%(h)	10,538	0.53%		2.15%	1.00%		65.34%
1.71%		9,220	0.53%		1.99%	0.92%		26.55%

0.17%		13,076	1.25%		2.35%	1.90%		15.72%
(2.96%)		14,396	1.25	%(g)	2.33%	1.88	%(g)	50.74%
6.34	%(h)	14,906	1.25%		2.31%	1.82%		29.19%
6.96	%(h)	17,824	1.25%		2.09%	1.72%		37.01%
7.01	%(h)	22,488	1.25%		1.45%	1.72%		65.34%
1.01%		20,388	1.25%		1.27%	1.65%		26.55%

0.37%		429	0.88%		2.70%	1.50%		15.72%
(2.75%)		421	0.98	%(g)	2.64%	1.61	%(g)	50.74%
6.66%		408	0.97%		2.58%	1.54%		29.19%
7.29%		387	0.96%		2.39%	1.43%		37.01%
7.20%		384	0.99%		1.63%	1.46%		65.34%
1.26%		410	0.87%		1.77%	1.27%		26.55%

0.66%		32	0.25%		3.35%	0.87%		15.72%
(1.91%)		32	0.25	%(g)	3.16%	0.88	%(g)	50.74%
7.32	%(h)	12	0.25%		3.31%	0.82%		29.19%
8.10	%(h)	11	0.25%		3.10%	0.72%		37.01%
(0.41	%)(h)	10	0.25%		2.52%	0.72%		65.34%

0.66%		1,128	0.25%		3.35%	0.90%		15.72%
(1.91%)		1,314	0.25	%(g)	3.30%	0.88	%(g)	50.74%
7.40%		2,339	0.25%		3.32%	0.82%		29.19%
8.01%		1,953	0.25%		3.10%	0.72%		37.01%
7.95%		1,756	0.25%		2.39%	0.72%		65.34%
2.00%		1,027	0.25%		2.25%	0.64%		26.55%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	For the period from September 24, 2012 (commencement of operations) through October 31, 2012.

2016 Semi-Annual Report

27

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Invest- ment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2016*	$12.86	$0.12	$(0.27)	$(0.15)	$(0.15)	$(0.01)	$(0.16)	$12.55
Year Ended October 31, 2015	13.30	0.33	(0.43)	(0.10)	(0.34)	–	(0.34)	12.86
Year Ended October 31, 2014	12.51	0.20	0.80	1.00	(0.21)	–	(0.21)	13.30
Year Ended October 31, 2013	11.52	0.17	1.01	1.18	(0.19)	–	(0.19)	12.51
Year Ended October 31, 2012	10.87	0.21	0.64	0.85	(0.20)	–	(0.20)	11.52
Year Ended October 31, 2011	10.88	0.20	(0.03)	0.17	(0.18)	–	(0.18)	10.87
Class C Shares
Six Months Ended April 30, 2016*	12.60	0.08	(0.27)	(0.19)	(0.11)	(0.01)	(0.12)	12.29
Year Ended October 31, 2015	13.06	0.23	(0.43)	(0.20)	(0.26)	–	(0.26)	12.60
Year Ended October 31, 2014	12.28	0.11	0.78	0.89	(0.11)	–	(0.11)	13.06
Year Ended October 31, 2013	11.32	0.08	1.00	1.08	(0.12)	–	(0.12)	12.28
Year Ended October 31, 2012	10.69	0.13	0.62	0.75	(0.12)	–	(0.12)	11.32
Year Ended October 31, 2011	10.72	0.12	(0.03)	0.09	(0.12)	–	(0.12)	10.69
Class R Shares
Six Months Ended April 30, 2016*	12.79	0.09	(0.28)	(0.19)	(0.12)	(0.01)	(0.13)	12.47
Year Ended October 31, 2015	13.23	0.27	(0.42)	(0.15)	(0.29)	–	(0.29)	12.79
Year Ended October 31, 2014	12.45	0.15	0.78	0.93	(0.15)	–	(0.15)	13.23
Year Ended October 31, 2013	11.47	0.12	1.02	1.14	(0.16)	–	(0.16)	12.45
Year Ended October 31, 2012	10.83	0.15	0.66	0.81	(0.17)	–	(0.17)	11.47
Year Ended October 31, 2011	10.83	0.14	0.01	0.15	(0.15)	–	(0.15)	10.83
Institutional Service Class Shares
Six Months Ended April 30, 2016*	12.81	0.14	(0.27)	(0.13)	(0.17)	(0.01)	(0.18)	12.50
Year Ended October 31, 2015	13.24	0.34	(0.40)	(0.06)	(0.37)	–	(0.37)	12.81
Year Ended October 31, 2014	12.46	0.24	0.78	1.02	(0.24)	–	(0.24)	13.24
Year Ended October 31, 2013	11.47	0.20	1.02	1.22	(0.23)	–	(0.23)	12.46
Period from September 24, 2012 through October 31, 2012(h)	11.58	0.01	(0.12)	(0.11)	–	–	–	11.47
Institutional Class Shares
Six Months Ended April 30, 2016*	12.81	0.14	(0.27)	(0.13)	(0.17)	(0.01)	(0.18)	12.50
Year Ended October 31, 2015	13.24	0.36	(0.42)	(0.06)	(0.37)	–	(0.37)	12.81
Year Ended October 31, 2014	12.46	0.24	0.78	1.02	(0.24)	–	(0.24)	13.24
Year Ended October 31, 2013	11.47	0.19	1.03	1.22	(0.23)	–	(0.23)	12.46
Year Ended October 31, 2012	10.83	0.19	0.68	0.87	(0.23)	–	(0.23)	11.47
Year Ended October 31, 2011	10.92	0.20	(0.08)	0.12	(0.21)	–	(0.21)	10.83

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

28

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

(1.20%)		$8,155	0.55%	1.94%	1.19%	31.39%
(0.82%)		8,677	0.53%	2.50%	1.19%	40.49%
8.03%		9,506	0.52%	1.58%	1.16%	52.34%
10.35%		9,937	0.52%	1.44%	1.07%	67.49%
7.93	%(g)	11,682	0.53%	1.90%	1.08%	60.45%
1.67%		10,755	0.54%	1.83%	1.00%	20.14%

(1.53%)		10,596	1.25%	1.24%	1.92%	31.39%
(1.55%)		11,687	1.25%	1.78%	1.91%	40.49%
7.28%		12,939	1.25%	0.85%	1.89%	52.34%
9.58%		15,123	1.25%	0.71%	1.80%	67.49%
7.10%		16,890	1.25%	1.18%	1.80%	60.45%
0.95%		15,009	1.25%	1.12%	1.72%	20.14%

(1.48%)		477	0.94%	1.49%	1.58%	31.39%
(1.16%)		501	0.96%	2.04%	1.62%	40.49%
7.52%		454	0.95%	1.15%	1.59%	52.34%
9.99%		406	0.92%	1.02%	1.47%	67.49%
7.55%		288	0.89%	1.38%	1.44%	60.45%
1.42%		28	0.79%	1.23%	1.26%	20.14%

(1.06%)		10	0.25%	2.23%	0.89%	31.39%
(0.53	%)(g)	10	0.25%	2.56%	0.91%	40.49%
8.36%		12	0.25%	1.85%	0.89%	52.34%
10.72%		11	0.25%	1.68%	0.80%	67.49%
(0.95%)		10	0.25%	1.13%	0.80%	60.45%

(1.07%)		1,842	0.25%	2.30%	0.94%	31.39%
(0.53%)		1,675	0.25%	2.73%	0.91%	40.49%
8.28%		1,506	0.25%	1.86%	0.89%	52.34%
10.72%		1,223	0.25%	1.62%	0.80%	67.49%
8.18%		596	0.25%	1.65%	0.80%	60.45%
1.40%		8	0.25%	1.83%	0.72%	20.14%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	For the period from September 24, 2012 (commencement of operations) through October 31, 2012.

2016 Semi-Annual Report

29

Notes to Financial Statements

April 30, 2016 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2016, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2016, the Trust operated twenty-five (25) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the three (3) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Diversified Alternatives Fund (“Diversified Alternatives Fund”)
–	Aberdeen Diversified Income Fund (“Diversified Income Fund”)
–	Aberdeen Dynamic Allocation Fund (“Dynamic Allocation Fund”)

Each of the Funds is operated as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds and exchange traded funds (“Underlying Funds”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ Pricing Committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Funds’ Board of Trustees (the “Board”). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Semi-Annual Report 2016

30

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

The three-level hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of April 30, 2016 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1-Quoted Prices ($)	Level 2-Other Significant Observable Inputs ($)	Level 3-Significant Unobservable Inputs ($)	Total
Diversified Alternatives Fund
Investments in Securities
Mutual Funds	67,006,131	–	–	67,006,131
Exchange Traded Funds	10,442,503	–	–	10,442,503
Repurchase Agreement	–	5,044,000	–	5,044,000

	77,448,634	5,044,000	–	82,492,634

Diversified Income Fund
Investments in Securities
Mutual Funds	11,472,553	–	–	11,472,553
Exchange Traded Funds	8,806,259	–	–	8,806,259
Repurchase Agreement	–	247,000	–	247,000

	20,278,812	247,000	–	20,525,812

Dynamic Allocation Fund
Investments in Securities
Mutual Funds	10,027,715	–	–	10,027,715
Exchange Traded Funds	10,219,496	–	–	10,219,496
Repurchase Agreement	–	837,000	–	837,000

	20,247,211	837,000	–	21,084,211

Amounts listed as “–” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. During the six month period ended April 30, 2016, there were no transfers between Levels. For the six month period ended April 30, 2016, there were no significant changes to the fair valuation methodologies.

b.	Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on individual repurchase agreements, see the Statements of Investments.

c.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of

2016 Semi-Annual Report

31

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

d.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

e.	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

f.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board. Under the terms of the Investment Advisory Agreement, each Fund pays Aberdeen an annual management fee of 0.15% based on the Funds’ average daily net assets, paid monthly.

The Trust and Aberdeen have entered into a written contract (the “Expense Limitation Agreement”) limiting operating expenses to 0.25% for all classes of the Funds. This contractual limitation may not be terminated before February 28, 2017 without the approval of the Board of Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares, and Institutional Service Class shares and extraordinary expenses.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made. However, no reimbursement will be made for fees waived unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

Semi-Annual Report 2016

32

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

As of April 30, 2016, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2013 (Expires 10/31/16)	Amount Fiscal Year 2014 (Expires 10/31/17)	Amount Fiscal Year 2015 (Expires 10/31/18)	Amount Six Months Ended April 30, 2016 (Expires 4/30/19)	Total*
Diversified Alternatives Fund	$73,687	$218,423	$341,817	$157,345	$791,272
Diversified Income Fund	77,069	151,342	153,561	67,156	449,128
Dynamic Allocation Fund	75,109	162,128	160,791	71,345	469,373

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at April 30, 2016, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

b.	Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company provides sub-administration services with respect to the Funds.

c.	Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares. The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares
Diversified Alternatives Fund	0.25%	1.00%	0.50%
Diversified Income Fund	0.25%	1.00%	0.50%
Dynamic Allocation Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00%, (on the CDSC assessed on sales within one year of purchase). For the six month period ended April 30, 2016, AFD retained commissions of $6,779 from front-end sales charges of Class A shares and $6,391 from CDSC fees from Class C (and certain Class A) shares of the Funds.

d.	Administrative Services

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as any bank, trust company, thrift institution, broker-dealer, insurance company, or other financial institution, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares

2016 Semi-Annual Report

33

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% (or 0.15% under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2017) of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds (as applicable). The amount of expenses incurred under the terms of the Administrative Services Plan during the six month period ended April 30, 2016 was as follows:

Fund	Amount
Diversified Alternatives Fund	$8,890
Diversified Income Fund	833
Dynamic Allocation Fund	1,292

The Funds may pay and/or reimburse transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds, subject to certain limitations approved by the Board. These fees may be in addition to the Rule 12b-1 fees and Administrative Services fees. Transfer agent out-of-pocket expenses generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

4. Investment Transactions

Purchases and sales of Underlying Funds for the six month period ended April 30, 2016, were as follows:

Fund	Purchases	Sales
Diversified Alternatives Fund	$25,839,598	$87,445,994
Diversified Income Fund	3,254,396	4,821,116
Dynamic Allocation Fund	6,516,437	7,176,453

A summary of the Funds’ investments in securities of affiliated issuers for the six month period ended April 30, 2016 is set forth below:

Diversified Alternatives Fund

Fund	10/31/2015 Share Balance	Purchase Cost	Sales Cost	Realized Gain/(Loss)	Distributions Received(1)	04/30/2016 Share Balance	04/30/2016 Market Value
Aberdeen Equity Long-Short Fund	1,719,759	$1,989,648	12,461,026	$(2,135,890)	$1,989,648	$807,265	$7,426,837
Aberdeen Asia Bond Fund	524,752	1,051,055	3,086,750	(160,837)	41,720	332,573	3,335,708
Total		3,040,703	15,547,776	(2,296,727)	2,031,368		10,762,545

(1)	Distributions received includes both Income and Gains Distributions, if any.

Diversified Income Fund

Fund	10/31/2015 Share Balance	Purchase Cost	Sales Cost	Realized Gain/(Loss)	Distributions Received(1)	04/30/2016 Share Balance	04/30/2016 Market Value
Aberdeen International Equity Fund	66,230	$50,238	1,026,346	$(239,451)	$3,267	$–	$–
Aberdeen Asia Bond Fund	114,621	11,122	133,132	(8,578)	11,122	102,864	1,031,723
Aberdeen Global High Income Fund	240,442	45,256	40,657	(5,814)	45,256	241,775	1,946,292
Aberdeen Total Return Bond Fund	104,678	57,894	264,290	(7,934)	10,947	89,513	1,201,267
Total		164,510	1,464,425	(261,777)	70,592		4,179,282

(1)	Distributions received includes both Income and Gains Distributions, if any.

Semi-Annual Report 2016

34

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

Dynamic Allocation Fund

Fund	10/31/2015 Share Balance	Purchase Cost	Sales Cost	Realized Gain/(Loss)	Distributions Received(1)	04/30/2016 Share Balance	04/30/2016 Market Value
Aberdeen International Equity Fund	90,794	$88,896	1,471,180	$(374,643)	$4,479	$–	$–
Aberdeen Emerging Markets Fund	58,043	306,547	738,053	(157,061)	11,504	34,906	437,022
Aberdeen U.S. Small Cap Equity Fund	73,323	–	479,960	69,302	–	52,556	1,549,359
Aberdeen Asia Bond Fund	98,613	6,910	352,827	(15,215)	6,910	64,509	647,025
Aberdeen Global High Income Fund	108,342	35,659	43,950	(9,877)	20,691	108,524	873,615
Aberdeen Total Return Bond Fund	121,997	13,407	106,793	(3,330)	13,407	115,092	1,544,540
Total		451,419	3,192,763	(490,824)	56,991		5,051,561

(1)	Distributions received includes both Income and Gains Distributions, if any.

5. Financial Highlights

The Financial Highlights of the Institutional Service Class, which was audited by other auditors whose report was unqualified, for each of the Diversified Alternatives Fund, Diversified Income Fund and Dynamic Allocation Fund prior to fiscal year end October 31, 2009 were as follows:

Diversified Alternatives Fund

	Investment Activities				Distributions					Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gain/ (Loss)	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008	$15.43	0.62	(5.80)	(5.18)	(0.86)	(0.79)	(0.10)	(1.75)	$8.50	(37.39%	)	$3	0.24%	0.70%	0.68%	46.75%
Year Ended October 31, 2007(f)	$13.24	0.14	2.66	2.80	(0.47)	(0.14)	–	(0.61)	$15.43	21.90%		$2	0.24%	1.01%	0.46%	24.54%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income/(loss) is based on average shares outstanding during the period.

Amounts designated as “–” are $0 or round to $0.

Diversified Income Fund

	Investment Activities				Distributions					Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gain/ (Loss)	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008	$13.02	0.34	(3.16)	(2.82)	(0.68)	(0.74)	(0.01)	(1.43)	$8.77	(24.08%	)	$1	0.26%	2.56%	0.56%	53.11%
Year Ended October 31, 2007(f)	$11.84	0.27	1.49	1.76	(0.40)	(0.18)	–	(0.58)	$13.02	15.35%		$1	0.25%	2.22%	0.60%	70.87%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income/(loss) is based on average shares outstanding during the period.

Amounts designated as “–” are $0 or round to $0.

2016 Semi-Annual Report

35

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

Dynamic Allocation Fund

	Investment Activities				Distributions					Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)	Net Realized and Unrealized Gain/(Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gain/ (Loss)	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income/ (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008(f)	$13.86	0.29	(4.15)	(3.86)	(0.84)	(0.95)	(0.05)	(1.84)	$8.16	(31.66%	)	$1	0.25%	1.71%	0.71%	44.74%
Year Ended October 31, 2007(f)	$12.23	0.19	2.06	2.25	(0.39)	(0.23)	–	(0.62)	$13.86	19.08%		$2	0.24%	1.52%	0.59%	63.01%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income/(loss) is based on average shares outstanding during the period.

Amounts designated as “–” are $0 or round to $0.

6. Portfolio Investment Risks

Principal	Risks of the Funds

a.	Affiliated Funds Risk

The Funds’ Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among the Funds and the Underlying Funds could affect how the Funds’ Adviser fulfills its fiduciary duties to each Fund and the Underlying Funds.

b.	Asset Allocation Risk

Each Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be exposed to risks of the Underlying Funds in which it invests. The Funds will be affected by stock and bond market risks, among others. To the extent a Fund invests in Underlying Funds that expose it to non-traditional or alternative asset classes (which include investments that focus on a specialized asset class (e.g. long-short strategies), as well as specific market sectors within a broader asset class, the Fund will be exposed to the increased risk associated with those asset classes. The potential impact of the risks related to an asset class depends on the size of a Fund’s investment allocation to it.

c.	Asset Class Variation Risk

The Underlying Funds invest principally in the securities or investments constituting their asset class. However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities or investments (subject to any applicable regulatory requirements). Depending upon the percentage of securities or investments in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various Underlying Funds, the Fund’s actual exposure to the securities or investments in a particular asset class may vary substantially from its allocation model for that asset class.

d.	Derivatives Risk

Derivatives are speculative and may hurt a Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from a Fund’s derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of this strategy will be successful.

Hedged Exposure Risk – Losses generated by a derivative or practice used by a Fund for hedging purposes should be offset in part by gains on the hedged investment depending on the degree of correlation between the hedging instrument and the assets hedged. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – The Funds are exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

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36

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

e.	Exchange-Traded Notes Risk

Certain Funds may invest in exchange-traded notes (ETNs). ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed income securities and trade on a major exchange similar to shares of exchange-traded funds. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a financial asset or market index minus applicable fees, no periodic coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and exchange-traded funds. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced asset or index.

f.	Fund of Funds Risk

Your cost of investing in one of the Funds, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without a Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

g.	Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect a Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settles. For additional information on redemptions, please see the Statement of Changes in Net Assets.

h.	Performance Risk

Each Fund’s investment performance is directly tied to the performance of the Underlying Funds and other investments in which the Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund’s performance could be negatively affected. There can be no assurance that each Fund or any Underlying Fund will achieve its investment objective.

Principal	Risks of Underlying Funds

a.	Alternative Strategies Risk

Certain Funds invest in Underlying Funds that involve Alternative Strategies Risk. The performance of Underlying Funds that pursue alternative strategies is linked to the performance of highly volatile alternative asset classes (e.g., commodities and currencies) and alternative strategies (e.g., managed futures). To the extent a Fund invests in such Underlying Funds, the Fund’s share price will be exposed to potentially significant fluctuations in value. In addition, Underlying Funds that employ alternative strategies have the risk that anticipated opportunities do not play out as planned, resulting in potentially substantial losses to the Underlying Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such Underlying Funds’ investments. Depending on the particular alternative strategies used by an Underlying Fund, it may be subject to risks not associated with more traditional investments. These risks may include, but are not limited to, derivatives risk, liquidity risk, credit risk, commodity risk and counterparty risk.

b.	Commodity Risk

The Funds may invest in Underlying Funds that involve Commodity Risk. The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

c.	Counterparty and Third Party Risk

Transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

2016 Semi-Annual Report

37

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

d.	Credit Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. High yield bonds (“junk bonds”) may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility.

e.	Derivatives Risk

Derivatives can be highly volatile and involve risks in addition to the risks of the underlying security. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

f.	Emerging Markets Risk

Emerging market securities are subject to a magnification of the risks that apply to foreign investments; such risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

g.	Floating Rate Loan Risk

Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss. In addition, a floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value.

h.	Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Underlying Fund does not hedge its currency risk, or hedging techniques used by the Underlying Fund are unsuccessful.

i.	Foreign Securities Risk

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

j.	High-Yield Bond and Other Lower-Rated Securities Risk

An Underlying Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Underlying Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

k.	Illiquid Securities Risk

The Funds may invest in Underlying Funds that hold illiquid securities. Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Underlying Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect the Underlying Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities have been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

l.	Impact of Large Redemptions and Purchases of Underlying Fund Shares

Occasionally, shareholders of an Underlying Fund may make large redemptions or purchases of the Underlying Fund’s shares, which may cause the Underlying Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Underlying Fund’s performance and increase transaction costs to Underlying Fund shareholders, including the Fund. In addition, large redemption requests may exceed the cash balance of the Underlying Fund and result in credit line borrowing fees and/or overdraft charges to the Underlying Fund until the sale of portfolio securities to cover the redemption request settles. For additional information on redemptions, please see the Statement of Changes in Net Assets.

Semi-Annual Report 2016

38

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

m.	Interest Rate Risk

Certain Funds invest in underlying Funds that involve interest rate risk. Fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Underlying Fund’s, and possibly a Fund’s, net assets. An Underlying Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income securities with a greater time to maturity and/or lower coupon. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

n.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which an Underlying Fund invests.

o.	Mid-Cap Securities Risk

A Fund may invest in Underlying Funds that hold mid-cap securities. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of larger companies.

p.	REIT and Real Estate Risk

The Funds may invest in Underlying Funds that are subject to REIT and Real Estate Risk. Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

q.	Sector Risk

At times, a Fund may have a significant portion of its assets invested in Underlying Funds that invest primarily in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

r.	Short Sale Risk

The Funds may invest in Underlying Funds that sell securities short. Short Sale risk is the risk that the price of a security sold short will increase in value between the time of the short sale and the time the Underlying Fund must purchase the security to return it to the lender. The Underlying Fund’s potential loss on a short sale could theoretically be unlimited in a case where the Underlying Fund is unable, for whatever reason, to close out its short position.

s.	Small-Cap Securities Risk

The Funds may invest in Underlying Funds that hold small-cap securities. Stocks of smaller companies are usually less stable in price and less liquid than larger, more established companies. Therefore, they generally involve greater risk. If the value of the Funds’ investment decrease, you may lose money.

Please read the prospectus for more detailed information regarding these and other risks.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

2016 Semi-Annual Report

39

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

8. Tax Information

As of April 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Diversified Alternatives Fund	$84,824,419	$853,818	$(3,185,603)	$(2,331,785)
Diversified Income Fund	20,954,488	362,683	(791,359)	(428,676)
Dynamic Allocation Fund	21,029,719	770,958	(716,466)	54,492

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Taxable Over- distribution	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Diversified Alternatives Fund	$2,852,510	$–	$2,852,510	$–	$–	$–	$2,852,510
Diversified Income Fund	651,093	1,184,632	1,835,725	–	–	–	1,835,725
Dynamic Allocation Fund	545,826	–	545,826	–	–	–	545,826

Amounts	listed as “–” are $0 or round to $0.

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ Depreciation*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Diversified Alternatives Fund	$–	$158,222	$–	$–	$–	$–	$–	$(1,972,777)	$(20,340,630)	$(22,155,185)
Diversified Income Fund	–	51,773	175,195	–	–	–	3	(735,455)	–	(508,484)
Dynamic Allocation Fund	–	42,000	11,995	–	–	–	–	11,130	(613,089)	(547,964)

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.
**	As of October 31, 2015, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which expire in the years set forth below.

Amounts listed as “–” are $0 or round to $0.

Fund	Amount	Expires
Diversified Alternatives Fund	$10,674,825	2017 (Short-Term)
Diversified Alternatives Fund	6,953,184	2018 (Short-Term)
Diversified Alternatives Fund	1,084,237	2019 (Short-Term)
Diversified Alternatives Fund	1,628,384	Unlimited (Short-Term)
Dynamic Allocation Fund	234,490	2016 (Short-Term)
Dynamic Allocation Fund	9,322	2017 (Short-Term)
Dynamic Allocation Fund	369,277	2018 (Short-Term)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Semi-Annual Report 2016

40

Notes to Financial Statements (concluded)

April 30, 2016 (Unaudited)

9. Significant Shareholders

As of April 30, 2016, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Diversified Alternatives Fund	44.5%	4
Diversified Income Fund	55.9	3
Dynamic Allocation Fund	36.8	2

10. Line of Credit

Effective August 15, 2015, the Trust, on behalf of each of the funds of the Trust (the “Borrowers”), entered into a 364-day credit agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”). The Agreement provides for a revolving credit facility (the “Credit Facility”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes in the amount of $250,000,000.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect of that day plus 1.25% or (b) the Overnight London Interbank Offered Rate (“LIBOR”) as in effect on that day plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.18% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the period, the following table shows the average outstanding daily balance for the Fund under the Credit Facility and the average weighted interest rate paid by the Fund during the period.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Diversified Alternatives Fund	$11,750,000	1.65%	1
Diversified Income Fund	$17,636	1.39%	3

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2016.

2016 Semi-Annual Report

41

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2015 and continued to hold your shares at the end of the reporting period, April 30, 2016.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, November 1, 2015	Actual Ending Account Value, April 30, 2016	Hypothetical Ending Account Value	Actual Expenses Paid During Period*+	Hypothetical Expenses Paid During Period*+1	Annualized Expense Ratio**
Diversified Alternatives Fund	Class A	$1,000.00	$983.10	$1,021.78	$3.06	$3.12	0.62%
	Class C	1,000.00	980.50	1,018.65	6.16	6.27	1.25%
	Class R	1,000.00	981.80	1,020.49	4.34	4.42	0.88%
	Institutional Service Class	1,000.00	985.10	1,023.42	1.43	1.46	0.29%
	Institutional Class	1,000.00	985.10	1,023.62	1.23	1.26	0.25%
Diversified Income Fund	Class A	1,000.00	1,005.10	1,022.13	2.74	2.77	0.55%
	Class C	1,000.00	1,001.70	1,018.65	6.22	6.27	1.25%
	Class R	1,000.00	1,003.70	1,020.49	4.38	4.42	0.88%
	Institutional Service Class	1,000.00	1,006.60	1,023.62	1.25	1.26	0.25%
	Institutional Class	1,000.00	1,006.60	1,023.62	1.25	1.26	0.25%
Dynamic Allocation Fund	Class A	1,000.00	988.00	1,022.13	2.72	2.77	0.55%
	Class C	1,000.00	984.70	1,018.65	6.17	6.27	1.25%
	Class R	1,000.00	985.20	1,020.19	4.64	4.72	0.94%
	Institutional Service Class	1,000.00	989.40	1,023.62	1.24	1.26	0.25%
	Institutional Class	1,000.00	989.30	1,023.62	1.24	1.26	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
+	Expenses are based on the direct expenses of the Fund and do not include the effect of the Underlying Funds’ expenses, which are disclosed in the Fee and expense table and described more fully in a footnote to that table in your Fund Prospectus.
1	Represents the hypothetical 5% return before expenses.

Semi-Annual Report 2016

42

FACTS	WHAT DO ABERDEEN FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•    Social Security number and account balances

•     Transaction history and assets

•     Checking account information and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Aberdeen Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

•     Call 1-800-522-5465

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	www.aberdeen-asset.us

Who we are
Who is providing this notice?	Aberdeen’s North American Funds (collectively referred to as “Aberdeen Funds”)
What we do
How do Aberdeen Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Aberdeen Funds collect my personal information?

We collect your personal information, for example, when you:

•     Open an account or give us your contact information

•    Provide account information or make wire transfers

•     Make deposits or withdrawals from your account

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•     Sharing for affiliates’ everyday business purposes—information about your creditworthiness

•     Affiliates from using your information to market to you

•     Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•    Our affiliates include companies with an Aberdeen Asset Management name and wholly-owned subsidiaries of Aberdeen Asset Management PLC, a global financial services company.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Aberdeen Funds do not share personal information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Aberdeen Funds don’t jointly market.
Other important information
This Privacy Notice is being provided by Aberdeen Funds and Aberdeen Investment Funds, each a U.S.-registered open-end investment company, and North-American-registered closed-end investment companies managed by Aberdeen Asset Management Inc. or its affiliates (collectively, North American Funds).

Corporate Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Russell Barlow, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Iron Street 5th Floor

Boston, MA 02110

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0142-SAR

Aberdeen Funds

Fixed Income Series

Semi-Annual Report

April 30, 2016

Aberdeen Asia Bond Fund

Aberdeen Emerging Markets Debt Fund

Aberdeen Emerging Markets Debt Local Currency Fund

Aberdeen Global Fixed Income Fund

Aberdeen Tax-Free Income Fund

Aberdeen Ultra-Short Duration Bond Fund

Market Review	Page 1

Aberdeen Asia Bond Fund	Page 2
Aberdeen Emerging Markets Debt Fund	Page 11
Aberdeen Emerging Markets Debt Local Currency Fund	Page 20
Aberdeen Global Fixed Income Fund	Page 28
Aberdeen Tax-Free Income Fund	Page 38
Aberdeen Ultra-Short Duration Bond Fund	Page 45

Financial Statements	Page 51

Notes to Financial Statements	Page 76

Shareholder Expense Examples	Page 96

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors, LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23,1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each, a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

The performance of the global financial markets varied during the six-month period ended April 30, 2016. There were disparate returns among some of the various regional market indices – even within asset classes. There were several periods of volatility, attributable partly to investors’ concerns regarding the direction of U.S. Federal Reserve (Fed) monetary policy, economic growth in China and the ongoing slump in global oil and commodity prices. However, global equities rallied towards the end of the reporting period amid an upturn in the oil and commodity markets, more clarity on U.S. monetary policy, as well as the European Central Bank’s (ECB’s) introduction of fresh economic stimulus measures.

The Morgan Stanley Capital International (MSCI) World Index, a global equity market benchmark, returned -0.7% for the reporting period. Large-cap U.S. stocks finished in positive territory and outperformed their developed-market peers in Europe and Asia. The U.S. broader-market S&P 500 Index rose 0.4%, versus the -3.9% and -1.3% returns of the FTSE Europe Index and the MSCI All Country (AC) Asia-Pacific Index, respectively, for the period. Emerging markets stocks, as represented by the MSCI Emerging Markets Index, posted a virtually flat return for the period. The strong rebound in commodity prices propelled the S&P Global Natural Resources Index to a gain of 11.3%, with particular strength in the previously beaten-down metals and mining sector.

The U.S. equity market provided mixed performance over the reporting period, with shares of mid- and large-cap companies finishing modestly higher. Small-cap stocks produced negative returns, as their strong performance in March and April 2016 could not offset steep losses earlier in the reporting period. U.S. employment and personal income data were generally upbeat during the period; however, there was a notable slowdown in economic growth despite an increase in consumer spending. On the corporate earnings front, we believe that the persistently low interest rate environment and revised market expectations that the Fed may proceed more cautiously with future rate increases may lead banks to moderate their expectations for earnings later in 2016. In contrast, energy and industrial companies reported first-quarter 2016 results that may signal that their businesses are stabilizing – perhaps even improving in some cases.

Shares of European companies were the weakest global equity performers over the reporting period. In addition to investors’ concerns about global growth and declining oil prices, these stocks were exposed to several negative catalysts unique to the market – most notably the UK’s referendum on European Union (EU) membership and lingering geopolitical worries resulting from the terror attacks in Paris and Brussels. However, equity prices gained ground late in the period, as the ECB’s aggressive monetary easing, including a reduction in its deposit rate to -0.4%, buoyed investor sentiment. The uncertainty surrounding the EU membership referendum and relatively sluggish economic data hindered the performance of UK stocks, which ended the reporting period with a virtually flat return, as measured by the FTSE All Share Index.

Similar to many of their global market peers, Asian equities partially counterbalanced losses earlier in the reporting period with a turnaround in March and April 2016 on investors’ optimism regarding rising oil and commodity prices and global central bank monetary policy. The Bank of Japan’s surprise move to impose negative interest rates also had a positive impact. Market sentiment in India initially waned after the government failed to implement two key reforms – one on land acquisition and the other, a nationwide goods-and-services tax. However, losses subsequently were trimmed after the release of the latest budget, as the government appeared to stay on course with fiscal consolidation and increased its efforts to boost the rural economy. The upturn in commodity prices in the second half of the reporting period also improved the outlook for oil-exporting nations such as Malaysia and helped their market benchmark indices to stage a recovery. The Singapore stock market’s rebound was attributable in part to better-than-expected operating results in the banking sector. Although domestic lenders reported higher loan loss provisions, they made significant efforts to disclose details of their exposure to both China and the commodities market.

Although the MSCI Emerging Markets Index was basically unchanged during the reporting period, this was not indicative of the substantial dichotomy in performance among individual emerging market countries. Weakness in China and India offset notable strength in Brazil and Turkey. A sharp sell-off in Chinese stocks in response to slowing growth and the government’s devaluation of the yuan against the U.S. dollar, along with the continued decline in oil prices, initially triggered bouts of investor risk aversion. However, markets reversed direction and moved higher in the latter half of the reporting period. People’s Bank of China Governor Zhou Xiaochuan subsequently downplayed the continued depreciation of the yuan and refuted speculation of tighter capital controls. Other contributors to the rally included a rebound in commodity prices, as well as the Brazilian Senate’s much-anticipated vote to impeach troubled President Dilma Rousseff amid accusations of fiscal mismanagement and her alleged ties to the ongoing scandal at state-owned oil company Petrobras.

Global fixed-income securities significantly outperformed their equity counterparts in an environment of generally low investor risk appetite over the reporting period. Investment-grade bonds, as measured by the Barclays Global Aggregate Bond Index, gained 6.1%. Although investors questioned the effectiveness of negative interest rates imposed by the central banks in Europe and Japan, they appeared to be encouraged that monetary policy generally remained loose, as Asian central banks continued to reduce interest rates and the Fed adopted a more dovish monetary policy stance. The performance of global high-yield securities lagged that of investment-grade credits over the period, as the asset class has greater exposure to the volatility of commodity prices. The Bank of America Merrill Lynch Global High Yield Constrained Index returned 2.9%, led by emerging markets debt.

Outlook

During the six-month reporting period, we saw significant volatility and strong rallies in certain regions and sectors which do not necessarily reflect a corresponding positive change in fundamentals. We remain mindful of slowing global growth and uncertainty over monetary policymakers’ next steps, particularly in the U.S., where dollar strength weighs on corporate profitability. The risk of acceleration in China’s slowdown, or of a poor policy response to prevent it, also seems critical, in our view. In such an unstable environment, we advocate caution in setting expectations for corporate earnings, but we believe that we are also poised to take advantage of opportunities that market uncertainty creates.

We anticipate that global equities may remain volatile in the near term. Specifically, we believe that investors may return to a more cautious mood, given the highly anticipated Fed meeting in June, followed by the referendum on EU membership in the UK. Many unknowns remain, in our view: investors are wary of the effectiveness of central bank action; governments need to implement more proactive reforms; and there does not appear to be a sustained demand for commodities. We believe that all of these factors raise the specter of a protracted slump in the global financial markets. Notwithstanding the unpredictable climate, we maintain confidence in our equity investment process of bottom-up, fundamental research, choosing stocks of companies that we believe are well-managed market-leaders with efficient operations.

Hugh Young

Managing Director

Aberdeen Asset Management

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2016 Semi-Annual Report

1

Aberdeen Asia Bond Fund (Unaudited)

Effective April 1, 2016, the Fund’s benchmark changed from the HSBC Asian Local Bond Index to the Markit iBoxx Asia Government Index (unhedged in U.S. dollars).

The Aberdeen Asia Bond Fund (Institutional Class shares net of fees) returned 3.84% for the six-month period ended April 30, 2016, versus the 6.03% return of its benchmark, the Markit iBoxx Asia Government Index, during the same period. For broader comparison, the average return of the Fund’s peer category of International Income Funds (comprising 45 funds), as measured by Lipper, Inc., was 5.11% for the period.

Most Asian bond markets strengthened while currencies were mixed over the six-month period ended April 30, 2016. The first half of the reporting period was marked by heightened global volatility. A confluence of events, such as the U.S. Federal Reserve’s (Fed’s) first interest-rate hike in nearly a decade, sharp gyrations in Chinese equities and the tumble in commodity prices, quelled investor risk appetite for Asian bonds. Market sentiment gradually recovered in the latter months of the period. Although investors questioned the effectiveness of negative interest rates imposed by central banks in Europe and Japan, they appeared to be encouraged that monetary policy generally remained loose, as Asian central banks continued to lower rates and the Fed adopted a more dovish policy stance. Additionally, Chinese economic growth fears abated as Beijing’s policy communication improved and commodity prices rebounded beginning in mid-February 2016.

The weaker U.S. dollar benefited most Asian currencies over the reporting period: the Malaysian ringgit and Indonesian rupiah saw notable gains, rebounding from underperformance in the previous six months; the Korean won and Philippine peso also rallied, but ended the period largely unchanged; the Indian rupee and Chinese yuan declined partly on the back of equity outflows in their respective markets.

Indonesian and Indian government bonds outperformed their Asian peers during the reporting period due to their respective central bank interest-rate cuts. The Indonesian market was also bolstered by stimulus measures in an effort to reboot the economy, while India gained further on the central bank’s liquidity-boosting measures and the announcement of a fiscally prudent budget, which eased initial investor concerns over a higher public wage bill. Bond markets in Taiwan, Thailand and Korea performed well over the period, particularly at the long end of the yield curve. Taiwan’s central bank eased monetary policy, while hopes of additional rate cuts buttressed the markets in Thailand and Korea. Singapore bond yields also moved lower over the reporting period, but the rally lost momentum after the central bank unexpectedly removed the appreciation bias from its currency policy, reflecting its concerns over slowing economic growth. Malaysian yields retreated on keen buying interest as valuations grew compelling, but profit-taking later ensued.

Elsewhere, volatility in China’s currency and equity markets forced government authorities to curb speculation. However, investors’ appetite for risk assets returned after Beijing assured investors that it had more-than-sufficient ammunition for fiscal stimulus to meet its growth targets. Philippine bond yields were mixed over the period. The impending Fed rate hike pushed yields higher, particularly at the short end of the curve, but buying interest subsequently emerged.

In the Asian credit markets, investment-grade spreads narrowed, but high-yield spreads generally widened, particularly among sovereign bonds. The markets’ performance was influenced significantly by commodity prices, which tumbled at first, but later rebounded as fears over China’s economy subsided. Towards the end of the reporting period, however, rising defaults in the Chinese onshore market dampened investor sentiment again.

Overall, the Fund’s relatively defensive positioning and the subsequent rise in investor risk appetite resulted in underperformance relative to its benchmark, the Markit iBoxx Asia Government Index, for the reporting period, most notably from the long positioning in the U.S. dollar, particularly against the Malaysian ringgit. Regarding the Fund’s interest-rate strategies, the notable detractors from the Fund’s relative performance included the underweight positions in Thai, Singapore and Korean bonds. Conversely, the overweight allocations to Indian and Indonesian bonds had a positive impact on Fund performance.

In currency management, the Fund’s underweight exposure to the Malaysian ringgit and overweight to the Indian rupee relative to its benchmark significantly detracted from Fund performance for the reporting period. The Fund’s overweight position in the Indonesian rupiah and the underweight allocation to the Korean won contributed to the Fund performance relative to its benchmark.

Within the U.S. dollar-denominated credit segment, the Fund posted a positive absolute return, but lagged the benchmark on a relative performance basis, mainly because of negative security selection in the investment-grade real estate and financial sectors, as well as the lower-rated1 quasi-sovereign sector.

Regarding the use of derivatives over the reporting period, the employment of forwards to manage exposure to Asian currencies2 contributed positively to Fund performance. However, this only partially offset the overall negative impact of currency management on performance. The Fund’s use of U.S. Treasury futures to hedge the U.S. interest-rate risk was also a marginal detractor from Fund performance for the period.

During the reporting period, we reduced the Fund’s overall short-duration3 positioning by approximately 30 basis points to an underweight position of one year versus the Fund’s benchmark. We accomplished this primarily through a reduction in short-duration positioning in Korea and Indonesia, and a longer duration in non-local

1	Agency credit ratings are expressed as letter grades that range from “AAA” to “D” to communicate the respective agency’s opinion of relative level of credit risk.
2	A currency forward is a binding contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date.
3	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

Semi-Annual Report 2016

2

Aberdeen Asia Bond Fund (Unaudited) (concluded)

currency exposure. Additionally, we reduced long-duration exposure in China by roughly 0.2 year and increased the short-duration exposure in Malaysia and Thailand.

With respect to currency positioning over the reporting period, we decreased the Fund’s long U.S.-dollar exposure from an overweight allocation of about 15% to flat relative to the benchmark. Specifically, the Fund transitioned from a 1% underweight exposure versus the benchmark to the Philippine peso to an overweight of slightly more than 2%. A 10% underweight to the Korean won moved to a benchmark-neutral position. We reduced the Fund’s underweight exposure to the Indonesian rupiah by 1.5% to slightly below 1%, and in the currency overlay,4 we exited the Fund’s 3% short positions in each of the Australian and New Zealand dollars. Furthermore, we decreased the Fund’s overweight positions in the Indian rupee by 10% to 5%, and the Bangladeshi taka by 1.4%. We exited the Fund’s 3% allocation to the Sri Lankan rupee. Finally, we increased the Fund’s underweight position in the Singapore dollar from slightly below 1% to nearly 3%.

We think that it may be an exaggeration to say that March was a turning point for commodity-related and emerging markets. We believe that the environment remains in a state of flux. Risks persist, but markets are no longer on a downward trajectory with no end in sight, in our opinion. The Fed has adopted a more dovish stance and global monetary policy generally remains accommodative. While the Chinese economy faces hurdles, we feel that investor sentiment towards the mainland has become more rational as the economic and political backdrop continues to stabilize. Furthermore, commodity markets have arguably tested their lows, even though we believe that the weak global economy is unlikely to be able to support a sustained rally in prices. These factors have encouraged investors to reduce their significant underweight exposure to emerging markets.

In the near term, however, we think that further market consolidation is likely, even if valuations look attractive in bonds, equities and currencies. Specifically, we believe that investors may return to a more cautious mood, given the highly anticipated Fed meeting in June, followed by the referendum on European Union membership in the UK. Additionally, China-related concerns may resurface, given worries about speculation in commodities in the mainland and the rising number of corporate defaults. Nevertheless, we believe that any spike in volatility and swings in valuations may present us with buying opportunities.

Portfolio Management:

Aberdeen Asian Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asian region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these risks.

4	A currency overlay segregates the currency component from other investments within a portfolio, allowing its separate management overlaid over the top of other assets.

2016 Semi-Annual Report

3

Aberdeen Asia Bond Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2016)		Six Month†		1 Yr.		5 Yr.		Inception[2]
Class A3	w/o SC	3.80%		0.01%		0.74%		3.61%
	w/SC4	(0.58%	)	(4.25%	)	(0.13%	)	3.12%
Class C3	w/o SC	3.41%		(0.82%	)	0.11%		3.25%
	w/SC5	2.41%		(1.80%	)	0.11%		3.25%
Class R3,6	w/o SC	3.67%		(0.23%	)	0.51%		3.48%
Institutional Service Class[6,7]	w/o SC	3.81%		0.01%		0.72%		3.59%
Institutional Class[6,7]	w/o SC	3.84%		0.15%		0.93%		3.72%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized.
1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	The Fund commenced operations on May 1, 2007.
3	Returns before the first offering of Class A, Class C and Class R (February 27, 2012) are based on the previous performance of the Institutional Class shares. This performance is substantially similar to what the Institutional Class would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the classes.
4	A 4.25% front-end sales charge was deducted.
5	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
6	Returns before the first offering of Institutional Service Class (January 4, 2010) are based on the previous performance of the Institutional Class shares. This performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the two classes.
7	Not subject to any sales charges.

Semi-Annual Report 2016

4

Aberdeen Asia Bond Fund (Unaudited)

Performance of a $1,000,000* Investment (as April 30, 2016)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Asia Bond Fund, the Markit iBoxx® Asia Government Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Markit iBoxx® Asia Government Index is part of the Markit iBoxx ex-Japan Index family. The Markit iBoxx Asia ex-Japan Index family covers local currency sovereign and quasi-sovereign debt from 10 Asian markets. The 10 Asian markets include China, Hong Kong, Indonesia, India, Malaysia, Philippines, Singapore, South Korea, Taiwan and Thailand. The indices serve as benchmarks for asset managers and investors and may form the basis for traded products, such as ETFs. Multiple-source pricing ensures that they are an accurate reflection of the underlying markets.

Effective April 1, 2016, the Markit iBoxx® Asia Government Index replaced the HSBC Asian Local Bond IndexTM as the Fund’s benchmark index because the HSBC Asian Local Bond IndexTM was discontinued in April 2016.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2016 (Unaudited)

Asset Allocation
Corporate Bonds	52.4%
Government Bonds	30.5%
Repurchase Agreement	4.8%
Government Agencies	2.0%
Other assets in excess of liabilities	10.3%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	15.2%
Diversified Financial Services	9.0%
Oil, Gas & Consumable Fuels	7.2%
Diversified Telecommunication Services	4.1%
Electric Utilities	3.1%
Real Estate	2.5%
Engineering & Construction	1.8%
Diversified Holding Companies	1.6%
Gas Utilities	1.6%
Machinery-Diversified	1.2%
Other	52.7%
100.0%

Top Holdings*
Power Finance Corp. Ltd., Series 118B 08/27/2024	5.2%
China Government Bond, Series 1110 04/28/2031	5.0%
Lembaga Pembiayaan Ekspor Indonesia, Series OB 03/13/2020	4.5%
Bank OCBC Nisp Tbk PT, Series OB 02/10/2017	4.4%
Korea Treasury Bond, Series 3509 09/10/2035	3.6%
Korea Treasury Bond, Series 2512 12/10/2025	2.7%
Indian Railway Finance Corp. Ltd., Series 69 03/10/2025	2.3%
ICICI Bank Ltd. 08/06/2024	2.3%
Korea Treasury Bond, Series 2403 03/10/2024	2.2%
Bangladesh Treasury Bond, Series 5YR 08/14/2018	2.1%
Other	65.7%
100.0%
*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top Countries
China	21.0%
India	19.4%
Republic of South Korea	15.1%
Indonesia	14.2%
Hong Kong	5.6%
United States	4.8%
Thailand	2.5%
Bangladesh	2.1%
Singapore	2.1%
Philippines	1.2%
Other	12.0%
100.0%

2016 Semi-Annual Report

5

Statement of Investments

April 30, 2016 (Unaudited)

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (52.4%)
CHINA (11.9%)
Diversified Telecommunication Services (0.6%)
Proven Honour Capital Ltd. (USD), 4.13%, 05/19/2025 (a)	$200,000	$202,208
Engineering & Construction (1.8%)
China Railway Resources Huitung Ltd. (USD), 3.85%, 02/05/2023 (a)	301,000	311,317
Zhaohai Investment BVI Ltd. (USD), 3.10%, 07/23/2018 (a)	300,000	299,430
		610,747
Food Products (0.6%)
FPC Treasury Ltd. (USD), 4.50%, 04/16/2023 (a)	200,000	200,965
Gas Utilities (1.6%)
China Resources Gas Group Ltd. (USD), 4.50%, 04/05/2022 (a)	200,000	215,060
ENN Energy Holdings Ltd. (USD), 6.00%, 05/13/2021 (a)	283,000	319,488
		534,548
Machinery-Diversified (0.6%)
Shanghai Electric Group Investment Ltd. (USD), 3.00%, 08/14/2019 (a)	200,000	203,154
Oil, Gas & Consumable Fuels (3.9%)
CNOOC Nexen Finance 2014 ULC (USD), 4.25%, 04/30/2024	256,000	265,852
CNPC General Capital Ltd. (USD), 2.75%, 05/14/2019 (a)	200,000	203,141
Kunlun Energy Co. Ltd. (USD), 3.75%, 05/13/2025 (a)	314,000	314,101
Sinopec Capital 2013 Ltd., 144A (USD), 3.13%, 04/24/2023 (a)	350,000	345,038
Sinopec Group Overseas Development 2013 Ltd. (USD), 4.38%, 10/17/2023 (a)	200,000	213,059
		1,341,191
Real Estate (1.2%)
China Overseas Finance Cayman III Ltd. (USD), 5.38%, 10/29/2023 (a)	200,000	220,870
Wanda Properties International Co. Ltd. (USD), 7.25%, 01/29/2024 (a)	200,000	206,150
		427,020
Semiconductors (1.0%)
Semiconductor Manufacturing International Corp. (USD), 4.13%, 10/07/2019 (a)	330,000	339,602
Transportation (0.6%)
Eastern Creation II Investment Holdings Ltd., REGS (USD), 2.63%, 11/20/2017 (a)	200,000	201,141
		4,060,576
HONG KONG (5.6%)
Commercial Banks (0.9%)
Standard Chartered PLC (USD), 4.05%, 04/12/2026 (a)	300,000	299,552
Diversified Holding Companies (1.6%)
Hutchison Whampoa International Ltd.
(USD), 7.63%, 04/09/2019 (a)	100,000	115,934
(USD), 4.63%, 01/13/2022 (a)	400,000	442,645
		558,579
Electric Utilities (1.6%)
Zhejiang Energy Group Hong Kong Ltd. (USD), 2.30%, 09/30/2017 (a)	540,000	540,175
Real Estate (0.7%)
Hong Kong Land Finance Cayman Islands Co. Ltd. (The) (USD), 4.50%, 06/01/2022	200,000	221,436
Real Estate Investment Trust (REIT) Funds (0.8%)
Champion MTN Ltd. (USD), 3.75%, 01/17/2023 (a)	278,000	278,865
		1,898,607
INDIA (18.1%)
Commercial Banks (5.7%)
Axis Bank Ltd., Series 21 (INR), 9.15%, 12/31/2022	40,000,000	628,432
HDFC Bank Ltd. (USD), 3.00%, 03/06/2018 (a)	300,000	303,630
ICICI Bank Ltd. (INR), 9.15%, 08/06/2024	50,000,000	790,593
State Bank of India (USD), 3.62%, 04/17/2019 (a)	200,000	207,000
		1,929,655
Diversified Financial Services (8.7%)
Indian Railway Finance Corp. Ltd.
(USD), 3.92%, 02/26/2019 (a)	394,000	409,420
Series 69 (INR), 8.95%, 03/10/2025	50,000,000	798,894
Power Finance Corp. Ltd., Series 118B (INR), 9.39%, 08/27/2024	110,000,000	1,769,746
		2,978,060
Diversified Telecommunication Services (2.3%)
Bharti Airtel International Netherlands BV (USD), 5.13%, 03/11/2023 (a)	519,000	558,664
GCX Ltd. (USD), 7.00%, 08/01/2019 (a)	250,000	236,247
		794,911
Electric Utilities (0.6%)
NTPC Ltd. (USD), 4.25%, 02/26/2026 (a)	200,000	204,820
Oil, Gas & Consumable Fuels (0.8%)
ONGC Videsh Ltd. (USD), 4.63%, 07/15/2024 (a)	260,000	271,008
		6,178,454

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

6

Statement of Investments (continued)

April 30, 2016 (Unaudited)

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value (US$)
INDONESIA (7.1%)
Commercial Banks (4.4%)
Bank OCBC Nisp Tbk PT, Series OB (IDR), 9.40%, 02/10/2017	$20,000,000,000	$1,524,619
Electric Utilities (0.9%)
Majapahit Holding BV (USD), 7.88%, 06/29/2037 (a)	150,000	181,875
Perusahaan Listrik Negara PT (USD), 5.25%, 10/24/2042 (a)	131,000	120,848
		302,723
Oil, Gas & Consumable Fuels (1.2%)
Pertamina Persero PT (USD), 5.63%, 05/20/2043 (a)	433,000	399,618
Transportation (0.6%)
Pelabuhan Indonesia II PT (USD), 4.25%, 05/05/2025 (a)	200,000	194,250
		2,421,210
MALAYSIA (0.6%)
Oil, Gas & Consumable Fuels (0.6%)
Petronas Global Sukuk Ltd. (USD), 2.71%, 03/18/2020 (a)	200,000	201,338
PHILIPPINES (1.2%)
Diversified Telecommunication Services (1.2%)
Philippine Long Distance Telephone Co. (USD), 8.35%, 03/06/2017	400,000	421,000
REPUBLIC OF SOUTH KOREA (2.8%)
Commercial Banks (0.6%)
Shinhan Bank (USD), 1.88%, 07/30/2018 (a)	200,000	200,469
Diversified Financial Services (0.3%)
Hyundai Capital Services, Inc. (USD), 2.63%, 09/29/2020 (a)	100,000	100,479
Machinery-Diversified (0.6%)
Doosan Heavy Industries & Construction Co. Ltd. (USD), 2.13%, 04/27/2020 (a)	215,000	214,307
Metals & Mining (0.6%)
Minera y Metalurgica del Boleo SA de CV (USD), 2.88%, 05/07/2019 (a)	200,000	204,094
Oil, Gas & Consumable Fuels (0.7%)
Korea National Oil Corp. (USD), 2.63%, 04/14/2026 (a)	239,000	237,875
		957,224
SINGAPORE (2.1%)
Commercial Banks (0.6%)
United Overseas Bank Ltd. (USD), 3.50%, 09/16/2026 (b)	200,000	200,688
Commercial Services & Supplies (0.9%)
HPHT Finance 15 Ltd. (USD), 2.88%, 03/17/2020 (a)	318,000	321,053
Real Estate (0.6%)
Global Logistic Properties Ltd. (USD), 3.88%, 06/04/2025 (a)	200,000	199,797
		721,538
THAILAND (2.5%)
Commercial Banks (2.5%)
Bangkok Bank PCL (USD), 9.03%, 03/15/2029 (a)	50,000	70,880
Krung Thai Bank PCL (USD), 5.20%, 12/26/2024 (a)(b)	379,000	390,508
Siam Commercial Bank PCL (USD), 3.50%, 04/07/2019 (a)	389,000	401,428
		862,816
UNITED KINGDOM (0.5%)
Commercial Banks (0.5%)
HSBC Holdings PLC (USD), 6.38%, 03/30/2025 (b)(c)	170,000	164,203
Total Corporate Bonds		17,886,966
GOVERNMENT BONDS (30.5%)
BANGLADESH (2.1%)
Bangladesh Treasury Bond, Series 5YR (BDT), 11.78%, 08/14/2018	50,000,000	724,292
CHINA (9.1%)
China Government Bond
Series 1019 (CNY), 3.41%, 06/24/2020 (d)	2,000,000	316,643
Series 1124 (CNY), 3.57%, 11/17/2021 (d)	2,000,000	319,869
Series 1505 (CNY), 3.64%, 04/09/2025 (d)	2,000,000	325,180
Series 1604 (CNY), 2.85%, 01/28/2026 (d)	2,700,000	413,446
Series 1110 (CNY), 4.15%, 04/28/2031 (d)	10,000,000	1,717,540
		3,092,678
INDIA (0.1%)
India Government Bond
(INR), 8.40%, 07/28/2024	40,000	628
(INR), 8.60%, 06/02/2028	1,000,000	16,003
		16,631
INDONESIA (7.1%)
Indonesia Government International Bond (USD), 5.25%, 01/17/2042 (a)	300,000	307,271
Indonesia Treasury Bond, Series FR72 (IDR), 8.25%, 05/15/2036	3,300,000,000	259,020
Lembaga Pembiayaan Ekspor Indonesia, Series OB (IDR), 9.50%, 03/13/2020	20,000,000,000	1,548,226
Perusahaan Penerbit SBSN Indonesia III (USD), 4.35%, 09/10/2024 (a)	312,000	318,614
		2,433,131

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

7

Statement of Investments (continued)

April 30, 2016 (Unaudited)

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value (US$)
MONGOLIA (0.6%)
Mongolia Government International Bond (USD), 10.88%, 04/06/2021 (a)	$200,000	$203,494
REPUBLIC OF SOUTH KOREA (11.5%)
Korea Treasury Bond
Series 2106 (KRW), 4.25%, 06/10/2021	500,000,000	495,803
Series 2403 (KRW), 3.50%, 03/10/2024	750,000,000	743,414
Series 2512 (KRW), 2.25%, 12/10/2025	1,000,000,000	912,855
Series 3312 (KRW), 3.75%, 12/10/2033	500,000,000	560,702
Series 3509 (KRW), 2.63%, 09/10/2035	1,250,000,000	1,227,625
		3,940,399
Total Government Bonds		10,410,625
GOVERNMENT AGENCIES (2.0%)
INDIA (1.2%)
Export-Import Bank of India, REGS (USD), 2.75%, 04/01/2020 (a)	300,000	299,803
Rural Electrification Corp. Ltd., Series 103A (INR), 9.35%, 10/19/2016	8,000,000	121,209
		421,012
REPUBLIC OF SOUTH KOREA (0.8%)
Export-Import Bank of Korea (USD), 4.00%, 01/11/2017	250,000	254,528
Total Government Agencies		675,540
REPURCHASE AGREEMENT (4.8%)
UNITED STATES (4.8%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.03%, dated 04/29/2016, due 05/02/2016, repurchase price $1,643,004 collateralized by U.S. Treasury Note, 2.125%, maturing 05/15/2025; total market value of $1,678,725	1,643,000	1,643,000
Total Repurchase Agreement		1,643,000
Total Investments (Cost $30,428,120) (e)—89.7%		30,616,131

Other assets in excess of liabilities—10.3%		3,520,358
Net Assets—100.0%		$34,136,489

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2016.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(d)	China A securities. These securities are issued in local currency, traded in the local markets and are held through a qualified foreign institutional investor license.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
BDT	Bangladesh Taka
CNH	Chinese Yuan Renminbi Offshore
CNY	Chinese Yuan Renminbi
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar
THB	Thai Baht
USD	U.S. Dollar

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

8

Statement of Investments (continued)

April 30, 2016 (Unaudited)

Aberdeen Asia Bond Fund

At April 30, 2016, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long/(Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
United States Treasury Note 6%-10 year	UBS	(3)	06/21/2016	$(2,351)
United States Treasury Note 6%-5 year	UBS	(149)	06/30/2016	5,841
United States Treasury Note 6%-10 year	UBS	65	06/21/2016	2,191
United States Treasury Note 6%-30 year	UBS	5	06/21/2016	(12,956)
				$(7,275)

At April 30, 2016, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan Renminbi Offshore/United States Dollar
08/05/2016	Goldman Sachs	CNH	11,763,000	USD	1,800,000	$1,806,136	$6,136

Indian Rupee/United States Dollar
05/18/2016	State Street	INR	90,194,000	USD	1,300,000	1,356,046	56,046

Indonesian Rupiah/United States Dollar
06/03/2016	BNP Paribas	IDR	25,494,500,000	USD	1,900,000	1,924,694	24,694
06/03/2016	Goldman Sachs	IDR	5,320,000,000	USD	400,000	401,631	1,631

Malaysian Ringgit/United States Dollar
09/30/2016	Deutsche Bank	MYR	5,485,900	USD	1,400,000	1,390,634	(9,366)

New Zealand Dollar/United States Dollar
05/23/2016	State Street	NZD	2,931,307	USD	1,900,000	2,044,518	144,518

Philippine Peso/United States Dollar
07/14/2016	Goldman Sachs	PHP	135,517,000	USD	2,900,000	2,879,566	(20,434)

Singapore Dollar/United States Dollar
06/30/2016	Royal Bank of Canada	SGD	6,983,328	USD	5,100,000	5,187,076	87,076

South Korean Won/United States Dollar
05/13/2016	State Street	KRW	8,464,992,000	USD	7,000,000	7,429,708	429,708

Thai Baht/United States Dollar
05/16/2016	Goldman Sachs	THB	53,722,500	USD	1,500,000	1,537,695	37,695
						$25,957,704	$757,704

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

9

Statement of Investments (concluded)

April 30, 2016 (Unaudited)

Aberdeen Asia Bond Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Depreciation
United States Dollar/Chinese Yuan Renminbi Offshore
08/05/2016	Goldman Sachs	USD	700,000	CNH	4,574,500	$702,386	$(2,386)

United States Dollar/Indian Rupee
05/18/2016	Credit Suisse	USD	3,400,000	INR	235,892,000	3,546,581	(146,581)
05/18/2016	Standard Chartered Bank	USD	200,000	INR	13,564,000	203,932	(3,932)

United States Dollar/Indonesian Rupiah
06/03/2016	Goldman Sachs	USD	1,600,000	IDR	21,280,000,000	1,606,523	(6,523)
06/03/2016	Standard Chartered Bank	USD	1,000,000	IDR	13,495,000,000	1,018,798	(18,798)

United States Dollar/New Zealand Dollar
05/23/2016	State Street	USD	1,900,000	NZD	3,000,205	2,092,573	(192,573)

United States Dollar/Singapore Dollar
06/30/2016	State Street	USD	1,300,000	SGD	1,761,995	1,308,774	(8,774)

United States Dollar/South Korean Won
05/13/2016	State Street	USD	4,200,000	KRW	5,066,780,000	4,447,104	(247,104)

United States Dollar/Thai Baht
05/16/2016	Deutsche Bank	USD	100,000	THB	3,515,500	100,624	(624)
						$15,027,295	$(627,295)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

10

Aberdeen Emerging Markets Debt Fund (Unaudited)

The Aberdeen Emerging Markets Debt Fund (Institutional Class shares net of fees) returned 5.71% for the six-month period ended April 30, 2016, versus the 5.35% return of its benchmark, the J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Emerging Markets Hard Currency Debt Funds (comprising 91 funds), as measured by Lipper, Inc., was 4.38% for the period.

Despite considerable volatility, emerging-market (EM) bonds performed well over the six-month period ended April 30, 2016. The performance of the asset class was particularly strong toward the end of the period, as markets rebounded from weakness at the start of 2016.

EM debt began the reporting period on a positive note, but later surrendered some of its gains as investors became increasingly certain that the U.S. Federal Reserve (Fed) would raise interest rates before the end of the 2015 calendar year. This was confirmed in December, as the Fed raised its benchmark rate by 25 basis points – its first increase since 2006. In the same month, the European Central Bank (ECB) generally disappointed investors with the limited expansion of its stimulus package, which neither increased the pace of its monthly bond purchases nor removed the yield floor (under which the ECB can buy only bonds with yields exceeding the deposit rate).

As the reporting period progressed, the weakness in markets was exacerbated by further declines in the oil price after the Organization of the Petroleum Exporting Countries (OPEC) declined to cut production. In early 2016, the prices of both West Texas Intermediate and Brent crude oil dipped below US$28 per barrel. The oil-price slump, combined with investors’ growing fears about the health of the Chinese economy, drove down the prices of assets perceived as “higher risk” – including EM bonds. Oil prices subsequently recovered somewhat, despite remaining volatile.

The macroeconomic fears over oil prices and China receded in February 2016, however, as commodity markets rose and investors reacted positively to global central banks’ monetary policy actions. The Fed refrained from raising interest rates further and indicated that it expected to increase them only twice in 2016, rather than the four times that the central bank had suggested in December. Markets appeared to take notice of statements acknowledging that the Fed was considering global conditions in making its monetary policy decisions. Investor sentiment improved considerably and was bolstered further in March 2016 by the ECB’s announcement of a more extensive expansion of its stimulus program, with substantially increased bond purchases and the inclusion of non-financial corporate bonds. This led to falling yields and, therefore, increased investor appetite for higher-yielding securities such as EM bonds.

Elsewhere, the People’s Bank of China continued its monetary easing by cutting the reserve-requirement ratio for banks by 0.50% in February 2016. The International Monetary Fund announced in November that the yuan would be included in its Special Drawing Rights1 basket of currencies beginning in October 2016. While the direct impact of inclusion will be minimal, we believe that it confirms China’s ongoing commitment to liberalizing its capital account and may result in some gradual managed depreciation over the medium term. Latin American bond markets performed very well towards the end of the reporting period, aided by the prospect of political change in Brazil and the steady recovery in commodity prices.

The latter part of the reporting period saw investors shrug off disappointment that OPEC members failed to reach a deal to stem oil production. Elsewhere, the Fed’s statement in April 2016 did not provide a great deal of new information but was regarded by the market as slightly dovish. Nevertheless, we think that an interest-rate increase in June remains in the cards, dependent on U.S. economic data.

The Fund modestly outperformed its benchmark, the J.P. Morgan EMBI Global Diversified Index, during the reporting period. The main contributors to Fund performance included overweight positions in Brazil, Kazakhstan, Indonesia and Argentina relative to the benchmark, as well as underweight allocations to Poland and Hungary, and security selection in Ukraine. Conversely, Fund performance was hindered by the currency exposure in Malaysia, Mexico and Colombia, along with overweight positions in Iraq and Ghana relative to the Fund’s benchmark.

The Fund may invest in derivatives for hedging purposes and to gain risk exposure to countries, currencies and securities in which the Fund is permitted to invest. The use of derivatives during the reporting period subtracted approximately 1.14% from the Fund’s total return.

During the reporting period, we participated in Argentina’s first new Eurobond issuance since the country defaulted in 2001 by purchasing the 10-year bond. We also bought Abu Dhabi’s new 10-year issue. We initiated a switch within Morocco, preferring the state-controlled fertilizer company Office Chérifien des Phosphates (OCP) to the sovereign bond, and we added to the Fund’s position in Ghana as we believe the country may see further improvement in its fiscal situation. We participated in new issues from Mexican state-owned oil company Petróleos Mexicanos (Pemex), Paraguay, Mongolia and a new quasi-sovereign issuer from Azerbaijan, Southern Gas Corridor, all of which we believed were attractively priced relative to their existing bond yield curves. We also reduced the Fund’s holdings in Russia, taking some profits after the bonds performed well in 2015. In the local currency space, we reduced the Fund’s positions in Russian and Peruvian local currency bonds and in the Mexican peso. Furthermore, we increased the Fund’s exposure to the Brazilian real and reduced the Russian ruble position following a period of strong relative performance.

We maintain a positive view of the short-term outlook for the EM debt asset class. With monetary policy comments from the Fed joining those of the other major global central banks in highlighting

1	Special drawing rights comprise an international type of monetary reserve currency, created by the International Monetary Fund in 1969, which operates as a supplement to the existing reserves of member countries.

2016 Semi-Annual Report

11

Aberdeen Emerging Markets Debt Fund (Unaudited) (concluded)

lower-for-longer interest rates, we think that the search for higher-yielding assets should provide positive momentum for asset prices. Global fund flows into EM debt in March 2016 were at a 21-month high,2 as retail investors piled back into both debt and equity funds. We believe that the risks to this outlook include a further decline in commodity prices, while China remains a key test of investor sentiment, although the recent headline economic data suggest that policymakers’ monetary easing measures are beginning to have a positive impact on the EM bond markets.

Portfolio Management:

Aberdeen Emerging Markets Debt Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). The Fund’s investments in high yield bonds and other lower-rated securities will subject the Fund to substantial risk of loss.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

The Fund is non-diversified and may hold larger positions in fewer securities than other funds and have greater risk than more diversified funds.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these risks.

2	Source: Bank of America Merrill Lynch, May 2016.

Semi-Annual Report 2016

12

Aberdeen Emerging Markets Debt Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2016)		Six Month†	1 Yr.		Inception[1]
Class A	w/o SC	5.51%	(0.13%	)	0.51%
	w/SC2	1.02%	(4.42%	)	(0.72%	)
Class C	w/o SC	5.17%	(0.76%	)	(0.21%	)
	w/SC3	4.17%	(1.71%	)	(0.21%	)
Class R4	w/o SC	5.41%	(0.29%	)	0.28%
Institutional Service Class[4]	w/o SC	5.70%	0.22%		0.78%
Institutional Class[4]	w/o SC	5.71%	0.22%		0.75%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized.
1	The Fund commenced operations on November 1, 2012.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

2016 Semi-Annual Report

13

Aberdeen Emerging Markets Debt Fund (Unaudited)

Performance of a $1,000,000* Investment (as of April 30, 2016)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Debt Fund, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The J.P. Morgan EMBI Global Diversified Index is an alternatively weighted index that assigns a larger weight to less liquid issues from countries with smaller debt stocks and limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The index consists of U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasisovereign entities issued in emerging markets countries.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2016 (Unaudited)

Asset Allocation
Government Bonds	67.6%
Government Agencies	18.7%
Corporate Bonds	11.4%
Repurchase Agreement	2.3%
Other assets in excess of liabilities	–%
100.0%

Amounts listed as “–” are 0% or round to 0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	3.0%
Oil, Gas & Consumable Fuels	2.4%
Diversified Telecommunication Services	0.7%
Chemicals	0.7%
Holding Companies-Diversified Operations	0.7%
Media	0.7%
Retail	0.7%
Oil & Gas Services	0.7%
Electric Utilities	0.6%
Food Products	0.5%
Other	89.3%
100.0%

Top Holdings*
Argentine Republic Government International Bond 12/31/2033	2.6%
Mexico Government International Bond 01/11/2040	2.5%
Kazakhstan Temir Zholy Finance BV 07/10/2042	2.4%
Ghana Government International Bond 01/18/2026	2.3%
Brazil Notas do Tesouro Nacional, Series F 01/01/2025	2.2%
Russian Federal Bond – OFZ, Series 6203 08/03/2016	2.2%
Federal Democratic Republic of Ethiopia 12/11/2024	1.9%
Serbia International Bond 09/28/2021	1.9%
Turkey Government International Bond 09/26/2022	1.8%
Uruguay Government International Bond 06/18/2050	1.8%
Other	78.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top Countries
Mexico	9.7%
Brazil	8.9%
Indonesia	6.4%
Russia	5.4%
Argentina	5.3%
Turkey	4.2%
Kazakhstan	3.8%
Dominican Republic	3.3%
Uruguay	3.2%
Ukraine	3.1%
Other	46.7%
100.0%

Semi-Annual Report 2016

14

Statement of Investments

April 30, 2016 (Unaudited)

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (11.4%)
BRAZIL (2.9%)
Commercial Banks (0.4%)
Banco do Brasil SA (BRL), 9.75%, 07/18/2017 (a)	$420,000	$114,206
Engineering & Construction (0.0%)
OAS Investments GmbH (USD), 8.25%, 10/19/2019 (a)(b)	200,000	10
Food Products (0.5%)
Marfrig Overseas Ltd. (USD), 9.50%, 05/04/2020 (a)	150,000	153,750
Oil, Gas & Consumable Fuels (2.0%)
Petrobras Global Finance BV
(USD), 3.00%, 01/15/2019	130,000	116,961
(USD), 7.88%, 03/15/2019	194,000	193,273
(USD), 5.75%, 01/20/2020	297,000	272,497
		582,731
		850,697
CHILE (1.2%)
Airlines (0.5%)
Latam Airlines 2015-1 Pass Through Trust A (USD), 4.20%, 08/15/2029 (a)	150,000	135,000
Retail (0.7%)
SACI Falabella (USD), 3.75%, 04/30/2023 (a)	200,000	202,311
		337,311
INDIA (1.1%)
Commercial Banks (1.1%)
State Bank of India (USD), 3.25%, 04/18/2018 (a)	310,000	316,074
MEXICO (1.3%)
Commercial Banks (0.6%)
BBVA Bancomer SA (USD), 6.75%, 09/30/2022 (a)	150,000	164,625
Holding Companies-Diversified Operations (0.7%)
Alfa SAB de CV (USD), 6.88%, 03/25/2044 (a)	200,000	206,000
		370,625
MOROCCO (0.7%)
Chemicals (0.7%)
OCP SA (USD), 5.63%, 04/25/2024 (a)	200,000	209,750
OMAN (0.6%)
Electric Utilities (0.6%)
Lamar Funding Ltd. (USD), 3.96%, 05/07/2025 (a)	200,000	184,000
PERU (0.2%)
Metals & Mining (0.2%)
Southern Copper Corp. (USD), 5.88%, 04/23/2045	68,000	62,339
RUSSIA (1.4%)
Diversified Telecommunication Services (0.7%)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (USD), 7.75%, 02/02/2021 (a)	200,000	217,973
Oil & Gas Services (0.7%)
EDC Finance Ltd. (USD), 4.88%, 04/17/2020 (a)	200,000	194,001
		411,974
SOUTH AFRICA (0.7%)
Media (0.7%)
Myriad International Holdings BV (USD), 5.50%, 07/21/2025 (a)	200,000	204,408
TURKEY (0.9%)
Commercial Banks (0.9%)
Turkiye Garanti Bankasi AS (USD), 5.25%, 09/13/2022 (a)	250,000	257,008
VENEZUELA (0.4%)
Oil, Gas & Consumable Fuels (0.4%)
Petroleos de Venezuela SA (USD), 9.00%, 11/17/2021 (a)	320,000	125,920
Total Corporate Bonds		3,330,106
GOVERNMENT BONDS (67.6%)
ANGOLA (0.7%)
Angolan Government International Bond (USD), 9.50%, 11/12/2025 (a)	200,000	195,260
ARGENTINA (5.3%)
Argentine Republic Government International Bond
(USD), 7.50%, 04/22/2026 (a)	381,000	386,715
(EUR), 7.82%, 12/31/2033	165,132	187,383
(USD), 8.28%, 12/31/2033	729,339	763,983
(USD), 2.50%, 12/31/2038 (c)	320,000	204,000
		1,542,081
ARMENIA (1.0%)
Armenia International Bond (USD), 6.00%, 09/30/2020 (a)	290,000	289,304
BRAZIL (5.2%)
Brazil Notas do Tesouro Nacional
Series B (BRL), 6.00%, 08/15/2020 (d)	550,000	456,243
Series F (BRL), 10.00%, 01/01/2025	2,630,000	660,560
Series B (BRL), 6.00%, 08/15/2030 (d)	280,000	232,328
Series B (BRL), 6.00%, 08/15/2050 (d)	658,412	186,352
		1,535,483
COLOMBIA (0.7%)
Colombia Government International Bond (USD), 5.63%, 02/26/2044	200,000	204,000
DOMINICAN REPUBLIC (3.3%)
Dominican Republic International Bond
(USD), 7.50%, 05/06/2021 (a)	160,000	175,200
(USD), 6.88%, 01/29/2026 (a)	100,000	107,500
(USD), 7.45%, 04/30/2044 (a)	360,000	381,600
(USD), 6.85%, 01/27/2045 (a)	300,000	300,000
		964,300

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

15

Statement of Investments (continued)

April 30, 2016 (Unaudited)

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
EGYPT (0.9%)
Egypt Government International Bond (USD), 5.88%, 06/11/2025 (a)	$310,000	$277,512
EL SALVADOR (1.4%)
El Salvador Government International Bond
(USD), 5.88%, 01/30/2025 (a)	140,000	123,900
(USD), 6.38%, 01/18/2027 (a)	280,000	246,400
(USD), 7.65%, 06/15/2035 (a)	35,000	31,413
		401,713
ETHIOPIA (1.9%)
Federal Democratic Republic of Ethiopia (USD), 6.63%, 12/11/2024 (a)	600,000	544,620
GABON (0.6%)
Gabon Government International Bond (USD), 6.38%, 12/12/2024 (a)	200,000	174,724
GEORGIA (1.5%)
Georgia Government International Bond (USD), 6.88%, 04/12/2021 (a)	400,000	440,500
GHANA (2.3%)
Ghana Government International Bond (USD), 8.13%, 01/18/2026 (a)	850,000	671,670
GUATEMALA (0.7%)
Guatemala Government Bond (USD), 4.88%, 02/13/2028 (a)	200,000	204,500
HONDURAS (1.0%)
Honduras Government International Bond (USD), 7.50%, 03/15/2024 (a)	290,000	307,400
INDONESIA (4.0%)
Indonesia Government International Bond
(USD), 5.88%, 03/13/2020 (a)	230,000	256,447
(USD), 4.88%, 05/05/2021 (a)	200,000	216,728
(USD), 6.63%, 02/17/2037 (a)	100,000	118,376
Indonesia Treasury Bond
Series FR71 (IDR), 9.00%, 03/15/2029	3,096,000,000	255,253
Series FR68 (IDR), 8.38%, 03/15/2034	3,983,000,000	316,154
		1,162,958
IVORY COAST (1.1%)
Ivory Coast Government International Bond (USD), 5.75%, 12/31/2032 (a)(c)	340,000	309,434
JAMAICA (1.4%)
Jamaica Government International Bond (USD), 7.88%, 07/28/2045	400,000	416,000
KENYA (1.4%)
Kenya Government International Bond (USD), 6.88%, 06/24/2024 (a)	430,000	404,243
MEXICO (4.7%)
Mexican Bonos, Series M (MXN), 5.75%, 03/05/2026	8,740,000	504,162
Mexican Udibonos, Series S (MXN), 4.50%, 11/22/2035 (d)	2,212,505	147,994
Mexico Government International Bond (USD), 6.05%, 01/11/2040	610,000	722,850
		1,375,006
MONGOLIA (2.1%)
Development Bank of Mongolia LLC (USD), 5.75%, 03/21/2017 (a)(e)	430,000	420,325
Mongolia Government International Bond (USD), 10.88%, 04/06/2021 (a)	200,000	203,494
		623,819
MOROCCO (0.7%)
Morocco Government International Bond (USD), 5.50%, 12/11/2042 (a)	200,000	211,056
MOZAMBIQUE (0.7%)
Mozambique International Bond (USD), 10.50%, 01/18/2023 (a)	266,000	216,790
PAKISTAN (2.2%)
Pakistan Government International Bond
(USD), 8.25%, 04/15/2024(a)	400,000	421,255
(USD), 8.25%, 09/30/2025(a)	200,000	210,682
		631,937
PARAGUAY (1.7%)
Paraguay Government International Bond
(USD), 5.00%, 04/15/2026(a)	200,000	204,000
(USD), 6.10%, 08/11/2044(a)	300,000	306,000
		510,000
ROMANIA (1.3%)
Romanian Government International Bond (USD), 6.75%, 02/07/2022 (a)	310,000	366,963
RUSSIA (3.2%)
Russian Federal Bond — OFZ
Series 6203 (RUB), 6.90%, 08/03/2016	42,000,000	643,858
Series 6207 (RUB), 8.15%, 02/03/2027	1,126,000	16,732
Series 6212 (RUB), 7.05%, 01/19/2028	21,038,000	285,823
		946,413
RWANDA (0.8%)
Rwanda International Government Bond (USD), 6.63%, 05/02/2023 (a)	250,000	243,800
SERBIA (2.6%)
Serbia International Bond
(USD), 5.25%, 11/21/2017(a)	200,000	206,750
(USD), 7.25%, 09/28/2021(a)	480,000	543,743
		750,493

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

16

Statement of Investments (continued)

April 30, 2016 (Unaudited)

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
SOUTH AFRICA (0.4%)
South Africa Government International Bond (USD), 5.88%, 05/30/2022	$100,000	$109,265
TANZANIA (0.6%)
Tanzania Government International Bond (USD), 6.89%, 03/09/2020 (a)(f)	177,778	180,445
TURKEY (3.3%)
Turkey Government International Bond
(USD), 6.25%, 09/26/2022	480,000	538,200
(USD), 5.75%, 03/22/2024	200,000	219,500
(USD), 6.75%, 05/30/2040	170,000	201,875
		959,575
UKRAINE (3.1%)
Ukraine Government International Bond
(USD), 7.75%, 09/01/2019 (a)	303,921	293,344
(USD), 7.75%, 09/01/2020 (a)	294,000	281,972
(USD), 7.75%, 09/01/2021(a)	108,000	103,297
(USD), 7.75%, 09/01/2024 (a)	108,000	102,352
(USD), 0.00%, 05/31/2040 (a)(f)	426,000	133,036
		914,001
UNITED ARAB EMIRATES (1.7%)
Abu Dhabi Government International Bond (USD), 3.13%, 05/03/2026 (a)	290,000	292,175
Emirate of Dubai Government International Bonds (USD), 5.25%, 01/30/2043 (a)	210,000	194,292
		486,467
URUGUAY (3.2%)
Uruguay Government International Bond
(UYU), 5.00%, 09/14/2018 (d)	7,494,784	235,200
(UYU), 4.25%, 04/05/2027	4,254,143	124,103
(UYU), 4.25%, 04/05/2027 (d)	2,044,467	59,641
(USD), 5.10%, 06/18/2050	540,000	506,250
		925,194
VENEZUELA (0.9%)
Venezuela Government International Bond (USD), 7.75%, 10/13/2019 (a)	683,500	274,254
Total Government Bonds		19,771,180
GOVERNMENT AGENCIES (18.7%)
AZERBAIJAN (1.4%)
Southern Gas Corridor CJSC (USD), 6.88%, 03/24/2026 (a)(e)	200,000	205,550
State Oil Co. of the Azerbaijan Republic (USD), 6.95%, 03/18/2030 (a)	220,000	209,550
		415,100
BRAZIL (0.8%)
Banco Nacional de Desenvolvimento Economico e Social (USD), 6.50%, 06/10/2019 (a)	220,000	228,734
CHILE (0.7%)
Empresa Nacional del Petroleo (USD), 4.38%, 10/30/2024 (a)	200,000	205,062
ECUADOR (0.8%)
EP PetroEcuador via Noble Sovereign Funding I Ltd. (USD), 6.26%, 09/24/2019 (a)(e)(f)	250,526	227,979
GEORGIA (0.7%)
Georgian Railway JSC (USD), 7.75%, 07/11/2022 (a)	200,000	215,540
INDONESIA (2.4%)
Pertamina Persero PT
(USD), 4.88%, 05/03/2022 (a)	220,000	226,762
(USD), 6.00%, 05/03/2042 (a)	490,000	470,289
		697,051
KAZAKHSTAN (3.8%)
Kazakhstan Temir Zholy Finance BV (USD), 6.95%, 07/10/2042 (a)	750,000	701,355
KazMunayGas National Co. JSC
(USD), 9.13%, 07/02/2018 (a)	130,000	142,350
(USD), 7.00%, 05/05/2020 (a)	240,000	255,648
		1,099,353
MEXICO (3.7%)
Petroleos Mexicanos
(USD), 6.88%, 08/04/2026 (a)	132,000	145,662
(USD), 6.63%, 06/15/2038	170,000	170,425
(USD), 6.50%, 06/02/2041	340,000	339,320
(USD), 6.38%, 01/23/2045	161,000	156,975
(USD), 5.63%, 01/23/2046	300,000	267,093
		1,079,475
MONGOLIA (0.7%)
Trade & Development Bank of Mongolia LLC (USD), 9.38%, 05/19/2020 (a)(e)	220,000	204,494
RUSSIA (0.8%)
Vnesheconombank Via VEB Finance PLC (USD), 6.90%, 07/09/2020 (a)	220,000	231,000
SOUTH AFRICA (0.8%)
Eskom Holdings SOC Ltd. (USD), 7.13%, 02/11/2025 (a)	240,000	226,102
TUNISIA (1.6%)
Banque Centrale de Tunisie International Bond
(USD), 5.75%, 01/30/2025 (a)	300,000	269,886
(USD), 5.75%, 01/30/2025 (a)	230,000	206,912
		476,798
VENEZUELA (0.5%)
Petroleos de Venezuela SA
(USD), 5.25%, 04/12/2017 (a)	138,300	75,719
(USD), 8.50%, 11/02/2017 (a)	120,000	70,200
		145,919
Total Government Agencies		5,452,607

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

17

Statement of Investments (continued)

April 30, 2016 (Unaudited)

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
REPURCHASE AGREEMENT (2.3%)
UNITED STATES (2.3%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.03%, dated 04/29/2016, due 05/02/2016, repurchase price $675,002, collateralized by U.S. Treasury Note, maturing 05/15/2025; total market value of $689,106	$675,000	$675,000
Total Repurchase Agreement		675,000
Total Investments (Cost $30,103,407) (g)—100.0%		29,228,893

Other assets in excess of liabilities—0.0%		2,740
Net Assets—100.0%		$29,231,633

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Security is in default.
(c)	Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.
(d)	Inflation linked security.
(e)	This security is government guaranteed.
(f)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2016.
(g)	See accompanying Notes to Portfolio of Investments for tax unrealized appreciation/depreciation of securities.
ARS	Argentine Peso
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro Currency
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
RUB	New Russian Ruble
USD	U.S. Dollar
UYU	Uruguayan Peso

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

18

Statement of Investments (concluded)

April 30, 2016 (Unaudited)

Aberdeen Emerging Markets Debt Fund

At April 30, 2016, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Appreciation
Argentine Peso/United States Dollar
11/21/2016	Citibank	ARS	2,749,000	USD	156,016	$170,964	$14,948
12/20/2016	Citibank	ARS	1,477,000	USD	84,642	90,203	5,561

Brazilian Real/United States Dollar
05/24/2016	Goldman Sachs	BRL	898,000	USD	217,660	259,305	41,645
05/24/2016	JPMorgan Chase	BRL	1,230,000	USD	317,501	355,172	37,671

Colombian Peso/United States Dollar
05/24/2016	Citibank	COP	803,801,000	USD	232,649	281,316	48,667
05/24/2016	Goldman Sachs	COP	961,053,000	USD	313,046	336,351	23,305

Indian Rupee/United States Dollar
05/24/2016	JPMorgan Chase	INR	37,871,000	USD	544,828	568,724	23,896

Indonesian Rupiah/United States Dollar
05/24/2016	Citibank	IDR	1,892,340,000	USD	139,760	143,071	3,311
05/24/2016	JPMorgan Chase	IDR	1,491,766,000	USD	109,931	112,785	2,854

Mexican Peso/United States Dollar
07/14/2016	Goldman Sachs	MXN	4,419,000	USD	252,421	255,114	2,693
						$2,573,005	$204,551

Sale Contracts Settlement Date*	Counterparty		Amount Purchased		Amount Sold	Fair Value	Unrealized Depreciation
United States Dollar/Brazilian Real
05/24/2016	Goldman Sachs	USD	1,379,580	BRL	5,730,000	$1,654,583	$(275,003)
05/24/2016	JPMorgan Chase	USD	69,460	BRL	247,000	71,323	(1,863)

United States Dollar/Colombian Peso
05/24/2016	JPMorgan Chase	USD	509,271	COP	1,764,854,000	617,667	(108,396)

United States Dollar/Euro
07/14/2016	Barclays Bank	USD	175,879	EUR	154,000	176,725	(846)

United States Dollar/Indian Rupee
05/24/2016	JPMorgan Chase	USD	275,682	INR	19,193,000	288,229	(12,547)

United States Dollar/Indonesian Rupiah
05/24/2016	Citibank	USD	520,484	IDR	7,185,283,000	543,244	(22,760)

United States Dollar/Malaysian Ringgit
05/24/2016	Citibank	USD	523,770	MYR	2,220,000	567,410	(43,640)

United States Dollar/Mexican Peso
07/14/2016	UBS	USD	590,399	MXN	10,658,000	615,299	(24,900)

United States Dollar/New Russian Ruble
05/24/2016	UBS	USD	587,530	RUB	42,426,000	651,530	(64,000)
						$5,186,010	$(553,955)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

19

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

The Aberdeen Emerging Markets Debt Local Currency Fund (Institutional Class shares net of fees) returned 8.00% for the six-month period ended April 30, 2016, versus the 8.93% return of its benchmark, the J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM), for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Emerging Markets Local Currency Debt Funds (comprising 30 funds) was 7.60% for the period.

Despite considerable volatility, emerging-market (EM) bonds performed well over the six-month period ended April 30, 2016. The performance of the asset class was particularly strong toward the end of the period, as markets rebounded from weakness at the start of 2016.

EM debt began the reporting period on a positive note, but later surrendered some of its gains as investors became increasingly certain that the U.S. Federal Reserve (Fed) would raise interest rates before the end of the 2015 calendar year. This was confirmed in December, as the Fed raised its benchmark rate by 25 basis points – its first increase since 2006. In the same month, the European Central Bank (ECB) generally disappointed investors with the limited expansion of its stimulus package, which neither increased the pace of its monthly bond purchases nor removed the yield floor (under which the ECB can buy only bonds with yields exceeding the deposit rate).

As the reporting period progressed, the weakness in markets was exacerbated by further declines in the oil price after the Organization of the Petroleum Exporting Countries (OPEC) declined to cut production. In early 2016, the prices of both West Texas Intermediate and Brent crude oil dipped below US$28 per barrel. The oil-price slump, combined with investors’ growing fears about the health of the Chinese economy, drove down the prices of assets perceived as “higher risk” – including EM bonds. Oil prices subsequently recovered somewhat, despite remaining volatile.

The macroeconomic fears over oil prices and China receded in February 2016, however, as commodity markets rose and investors reacted positively to global central banks’ monetary policy actions. The Fed refrained from raising interest rates further and indicated that it expected to increase them only twice in 2016, rather than the four times that the central bank had suggested in December. Markets appeared to take notice of statements acknowledging that the Fed was considering global conditions in making its monetary policy decisions. Investor sentiment improved considerably and was bolstered further in March 2016 by the ECB’s announcement of a more extensive expansion of its stimulus program, with substantially increased bond purchases and the inclusion of non-financial corporate bonds. This led to falling yields and, therefore, increased investor appetite for higher-yielding securities such as EM bonds.

Elsewhere, the People’s Bank of China continued its monetary easing by cutting the reserve-requirement ratio for banks by 0.50% in February 2016. The International Monetary Fund announced in November that the yuan would be included in its Special Drawing Rights1 basket of currencies beginning in October 2016. While the direct impact of inclusion will be minimal, we believe that it confirms China’s ongoing commitment to liberalizing its capital account and may result in some gradual managed depreciation over the medium term. Latin American bond markets performed very well towards the end of the reporting period, aided by the prospect of political change in Brazil and the steady recovery in commodity prices.

The latter part of the reporting period saw investors shrug off disappointment that OPEC members failed to reach a deal to stem oil production. Elsewhere, the Fed’s statement in April 2016 did not provide a great deal of new information but was regarded by the market as slightly dovish. Nevertheless, we think that an interest-rate increase in June remains in the cards, dependent on U.S. economic data.

The Fund underperformed relative to its benchmark, the J.P. Morgan GBI-EM Index, over the reporting period. The main contributors to Fund performance were overweight positions in Brazil and Indonesia relative to the index, as well as the exposure to the Argentine peso, which is not represented in the benchmark, and an underweight allocation to the South African rand. Conversely, the primary detractors from the Fund’s relative performance for the period included an overweight position in Mexico, currency exposure in India and Uruguay, which are not represented in the benchmark index, and an underweight allocation to Malaysia.

The Fund may invest in derivatives for hedging purposes and to gain risk exposure to countries, currencies and securities in which the Fund is permitted to invest. The use of derivatives during the reporting period subtracted approximately 0.01% from the Fund’s total return.

During the reporting period, we reduced the Fund’s exposure to Russian interest rates, as we believe that the risk-return profile is the most attractive in the short end of the bond yield curve. We decreased the Fund’s position in Indonesia, as the local bond market had outperformed versus its peers on investors’ expectations of an interest-rate cut by the central bank. We also initiated a relative value switch within the Fund’s position in Poland, preferring a slight duration2 extension, which, in our opinion., offered an opportunity for greater returns. We also trimmed the Fund’s holdings in Romania and reinvested a portion of the sales proceeds into a position in Hungary. In the currency space, we increased the positions in the Argentine peso and Brazilian real. We funded a position in the Chilean peso through a reduction in the Colombian peso. Finally, we decreased the Fund’s exposure to the Hungarian forint and Turkish lira while concurrently increasing the exposure to the Indonesian rupiah and Mexican peso.

1	Special drawing rights comprise an international type of monetary reserve currency, created by the International Monetary Fund in 1969, which operates as a supplement to the existing reserves of member countries.
2	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

Semi-Annual Report 2016

20

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited) (concluded)

We maintain a positive view of the short-term outlook for the EM debt asset class. With monetary policy comments from the Fed joining those of the other major global central banks in highlighting lower-for-longer interest rates, we think that the search for higher-yielding assets should provide positive momentum for asset prices. Global fund flows into EM debt in March 2016 were at a 21-month high,3 as retail investors piled back into both debt and equity funds. We believe that the risks to this outlook include a further decline in commodity prices, while China remains a key test of investor sentiment, although we think that the recent headline economic data suggest that policymakers’ monetary easing measures are beginning to have a positive impact on the EM bond markets.

Portfolio Management:

Aberdeen Emerging Markets Debt Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). The Fund’s investments in high-yield bonds and other lower-rated securities will subject the Fund to substantial risk of loss.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

The Fund is non-diversified and may hold larger positions in fewer securities than other funds and have greater risk than more diversified funds.

Non-investment-grade debt securities (high yield/junk bonds) may be subject to greater market fluctuations, risk of default or loss of income and principal than higher-rated securities.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

3	Source: Bank of America Merrill Lynch, April 2016.

2016 Semi-Annual Report

21

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

Average Annual Total Return (For periods ended April 30, 2016)		Six Month†	1 Yr.		Inception[1]
Class A	w/o SC	7.99%	(5.47%	)	(4.02%	)
	w/SC2	3.42%	(9.54%	)	(4.84%	)
Class C	w/o SC	7.39%	(6.19%	)	(4.71%	)
	w/SC3	6.39%	(7.12%	)	(4.71%	)
Class R4	w/o SC	7.71%	(5.82%	)	(4.33%	)
Institutional Service Class[4]	w/o SC	8.16%	(5.13%	)	(3.74%	)
Institutional Class[4]	w/o SC	8.00%	(5.13%	)	(3.74%	)

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized.
1	The Fund commenced operations on May 2, 2011.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Semi-Annual Report 2016

22

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

Performance of a $1,000,000* Investment (as of April 30, 2016)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Debt Local Currency Fund, J.P. Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The J.P. Morgan GBI-EM Global Diversified Index is an alternatively weighted index that assigns weightings among countries by limiting the weights of countries with larger debt stocks and redistributes those weights to countries with smaller weights. The index consists of local currency denominated, government debt issued in emerging markets countries including: Brazil, Chile, Colombia, Hungary, Indonesia, Malaysia, Mexico, Nigeria, Peru, Philippines, Poland, Romania, Russia, South Africa, Thailand, and Turkey.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2016 (Unaudited)

Asset Allocation
Government Bonds	75.7%
Government Agencies	13.0%
Corporate Bonds	6.5%
Repurchase Agreement	3.2%
Other assets in excess of liabilities	1.6%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Oil, Gas & Consumable Fuels	4.2%
Commercial Banks	2.3%
Other	93.5%
100.0%

Top Holdings*
Poland Government Bond, Series 0429 04/25/2029	4.9%
Cagamas MBS Bhd, Series 4 05/29/2017	4.4%
Petrobras Global Finance BV 05/20/2016	4.2%
Russian Federal Bond – OFZ, Series 6212 01/19/2028	4.1%
Brazil Notas do Tesouro Nacional, Series F 01/01/2025	4.0%
India Government Bond 12/10/2020	3.5%
Turkey Government Bond, Series 5YR 03/08/2017	3.4%
Turkey Government Bond 03/20/2024	3.4%
Colombian TES, Series B 08/26/2026	3.3%
Peruvian Government International Bond 08/12/2031	3.2%
Other	61.6%
100.0%

Top Countries
Brazil	15.6%
Mexico	11.2%
Indonesia	10.0%
Turkey	10.0%
South Africa	9.0%
Malaysia	8.3%
Russia	7.5%
Poland	4.9%
Peru	3.6%
India	3.5%
Other	16.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2016 Semi-Annual Report

23

Statement of Investments

April 30, 2016 (Unaudited)

Aberdeen Emerging Markets Debt Local Currency Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (6.5%)
BRAZIL (6.5%)
Commercial Banks (2.3%)
Banco do Brasil SA (BRL), 9.75%, 07/18/2017 (a)	$965,000	$262,403
Oil, Gas & Consumable Fuels (4.2%)
Petrobras Global Finance BV (USD), 2.24%, 05/20/2016 (b)	464,000	463,652
		726,055
Total Corporate Bonds		726,055
GOVERNMENT BONDS (75.7%)
BRAZIL (9.1%)
Brazil Notas do Tesouro Nacional
Series B (BRL), 6.00%, 08/15/2020 (c)	40,000	33,182
Series B (BRL), 10.00%, 01/01/2023	880,000	226,493
Series F (BRL), 10.00%, 01/01/2025	1,780,000	447,071
Series F (BRL), 10.00%, 01/01/2027	450,000	112,675
Series B (BRL), 6.00%, 08/15/2040 (c)	133,000	110,720
Series B (BRL), 6.00%, 05/15/2045 (c)	110,000	90,548
		1,020,689
COLOMBIA (3.3%)
Colombian TES, Series B (COP), 7.50%, 08/26/2026	1,087,600,000	365,678
HUNGARY (2.1%)
Hungary Government Bond
Series 20/B (HUF), 3.50%, 06/24/2020	17,000,000	66,205
Series 25\B (HUF), 5.50%, 06/24/2025	37,610,000	163,075
		229,280
INDIA (3.5%)
India Government Bond (INR), 8.12%, 12/10/2020	25,600,000	395,714
INDONESIA (10.0%)
Indonesia Treasury Bond
Series FR69 (IDR), 7.88%, 04/15/2019	2,454,000,000	188,711
Series FR59 (IDR), 7.00%, 05/15/2027	2,401,000,000	171,445
Series FR71 (IDR), 9.00%, 03/15/2029	2,393,000,000	197,294
Series FR54 (IDR), 9.50%, 07/15/2031	2,556,000,000	221,191
Series FR68 (IDR), 8.38%, 03/15/2034	4,197,000,000	333,141
		1,111,782
MALAYSIA (3.9%)
Malaysia Government Bond
Series 0515 (MYR), 3.76%, 03/15/2019	140,000	36,283
Series 0112 (MYR), 3.42%, 08/15/2022	515,000	129,258
Series 0310 (MYR), 4.50%, 04/15/2030	1,020,000	268,378
		433,919
MEXICO (6.6%)
Mexican Bonos
Series M (MXN), 8.00%, 06/11/2020	3,080,000	198,270
Series M (MXN), 6.50%, 06/10/2021	1,320,000	80,910
Series M (MXN), 5.75%, 03/05/2026	4,340,000	250,350
Series M30 (MXN), 8.50%, 11/18/2038	675,000	48,614
Series M (MXN), 7.75%, 11/13/2042	500,000	33,648
Mexican Udibonos, Series S (MXN), 4.50%, 11/22/2035 (c)	1,814,592	121,378
		733,170
PERU (3.6%)
Peruvian Government International Bond
(PEN), 5.20%, 09/12/2023 (a)	165,000	48,785
(PEN), 6.95%, 08/12/2031 (a)	1,125,000	354,470
		403,255
POLAND (4.9%)
Poland Government Bond, Series 0429 (PLN), 5.75%, 04/25/2029	1,676,000	550,009
ROMANIA (2.1%)
Romania Government Bond
Series 5Y (RON), 5.90%, 07/26/2017	450,000	121,922
Series 15YR (RON), 5.80%, 07/26/2027	390,000	115,347
		237,269
RUSSIA (5.6%)
Russian Federal Bond — OFZ
Series 6203 (RUB), 6.90%, 08/03/2016	10,800,000	165,563
Series 6212 (RUB), 7.05%, 01/19/2028	33,694,000	457,768
		623,331
SOUTH AFRICA (6.9%)
South Africa Government Bond
Series R207 (ZAR), 7.25%, 01/15/2020	3,320,000	224,781
Series R186 (ZAR), 10.50%, 12/21/2026	1,350,000	104,592
Series 2030 (ZAR), 8.00%, 01/31/2030	2,560,000	161,186
Series R213 (ZAR), 7.00%, 02/28/2031	1,370,000	77,778
Series R209 (ZAR), 6.25%, 03/31/2036	4,040,000	200,961
		769,298
THAILAND (2.3%)
Thailand Government Bond
Series ILB (THB), 1.20%, 07/14/2021 (a)(c)	5,381,112	151,977
(THB), 3.63%, 06/16/2023	3,200,000	103,564
		255,541
TURKEY (10.0%)
Turkey Government Bond
Series 5YR (TRY), 9.00%, 03/08/2017	1,050,000	374,893
(TRY), 9.50%, 01/12/2022	805,000	293,459
(TRY), 8.80%, 09/27/2023	200,000	70,515
(TRY), 10.40%, 03/20/2024	970,000	372,330
		1,111,197

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

24

Statement of Investments (continued)

April 30, 2016 (Unaudited)

Aberdeen Emerging Markets Debt Local Currency Fund

	Shares or Principal Amount	Value (US$)
URUGUAY (1.8%)
Uruguay Government International Bond
(UYU), 5.00%, 09/14/2018 (c)	$5,917,092	$185,689
(UYU), 4.25%, 04/05/2027	516,279	15,061
		200,750
Total Government Bonds		8,440,882
GOVERNMENT AGENCIES (13.0%)
ARGENTINA (0.0%)
Letras del Banco Central de la Republic Argentina (ARS), 0.00%, 08/31/2016 (d)	150	9
MALAYSIA (4.4%)
Cagamas MBS Bhd, Series 4 (MYR), 3.90%, 05/29/2017	1,930,000	498,047
MEXICO (4.6%)
Petroleos Mexicanos
(MXN), 9.10%, 01/27/2020	3,340,000	204,525
(MXN), 7.19%, 09/12/2024 (a)	1,080,000	55,278
Series 13-2 (MXN), 7.19%, 09/12/2024	2,800,000	143,313
Series 14-2 (MXN), 7.47%, 11/12/2026	2,140,000	107,659
		510,775
RUSSIA (1.9%)
Russian Railways via RZD Capital PLC (RUB), 8.30%, 04/02/2019 (a)	14,500,000	212,862
SOUTH AFRICA (2.1%)
Eskom Holdings SOC Ltd.
(ZAR), 0.00%, 12/31/2018 (d)	4,450,000	217,985
(ZAR), 0.00%, 08/18/2027 (d)	930,000	14,869
		232,854
Total Government Agencies		1,454,547
REPURCHASE AGREEMENT (3.2%)
UNITED STATES (3.2%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.03%, dated 04/29/2016, due 05/02/2016, repurchase price $352,001, collateralized by U.S. Treasury Note, maturing 05/15/2025; total market value of $362,688	352,000	352,000
Total Repurchase Agreement		352,000
Total Investments (Cost $12,735,360) (e)—98.4%		10,973,484

Other assets in excess of liabilities—1.6%		182,917
Net Assets—100.0%		$11,156,401

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2016.
(c)	Inflation linked security.
(d)	Issued with a zero coupon.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ARS	Argentine Peso
BRL	Brazilian Real
CLP	Chilean Peso
COP	Colombian Peso
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	New Russian Ruble
THB	Thai Baht
TRY	Turkish Lira
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

25

Statement of Investments (continued)

April 30, 2016 (Unaudited)

Aberdeen Emerging Markets Debt Local Currency Fund

At April 30, 2016, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Argentine Peso/United States Dollar
11/21/2016	Citibank	ARS	1,011,000	USD	57,378	$62,875	$5,497
12/20/2016	Citibank	ARS	1,780,000	USD	105,007	108,708	3,701

Brazilian Real/United States Dollar
05/24/2016	Goldman Sachs	BRL	472,000	USD	114,278	136,294	22,016
05/24/2016	JPMorgan Chase	BRL	341,000	USD	88,023	98,467	10,444

Chilean Peso/United States Dollar
05/24/2016	Goldman Sachs	CLP	80,205,000	USD	121,196	121,179	(17)

Colombian Peso/United States Dollar
05/24/2016	Citibank	COP	332,611,000	USD	96,270	116,408	20,138
05/24/2016	Goldman Sachs	COP	474,841,000	USD	154,450	166,186	11,736
05/24/2016	JPMorgan Chase	COP	261,278,000	USD	75,395	91,443	16,048

Hungarian Forint/United States Dollar
07/14/2016	Goldman Sachs	HUF	85,948,000	USD	313,347	315,290	1,943

Indonesian Rupiah/United States Dollar
05/24/2016	Citibank	IDR	1,363,787,000	USD	99,004	103,109	4,105
05/24/2016	Goldman Sachs	IDR	1,521,937,000	USD	114,967	115,066	99
05/24/2016	JPMorgan Chase	IDR	721,846,000	USD	54,266	54,575	309

Mexican Peso/United States Dollar
07/14/2016	JPMorgan Chase	MXN	1,951,000	USD	111,141	112,634	1,493

Peruvian Sol/United States Dollar
05/24/2016	Goldman Sachs	PEN	181,000	USD	53,338	54,983	1,645

Philippine Peso/United States Dollar
05/24/2016	Barclays Bank	PHP	4,611,000	USD	96,052	98,224	2,172

Polish Zloty/United States Dollar
07/14/2016	Barclays Bank	PLN	198,000	USD	51,145	51,813	668
07/14/2016	JPMorgan Chase	PLN	2,018,000	USD	534,637	528,071	(6,566)

Romanian Leu/United States Dollar
07/14/2016	UBS	RON	565,000	USD	142,511	144,536	2,025

South African Rand/United States Dollar
07/14/2016	Citibank	ZAR	1,465,000	USD	94,776	101,474	6,698
07/14/2016	UBS	ZAR	150,000	USD	10,027	10,390	363

Thai Baht/United States Dollar
07/14/2016	Goldman Sachs	THB	718,000	USD	20,305	20,524	219
						$2,612,249	$104,736

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

26

Statement of Investments (concluded)

April 30, 2016 (Unaudited)

Aberdeen Emerging Markets Debt Local Currency Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Depreciation
United States Dollar/Brazilian Real
05/24/2016	Barclays Bank	USD	23,923	BRL	98,000	$28,298	$(4,375)
05/24/2016	Goldman Sachs	USD	98,267	BRL	363,000	104,819	(6,552)
05/24/2016	JPMorgan Chase	USD	29,528	BRL	105,000	30,320	(792)

United States Dollar/Colombian Peso
05/24/2016	Goldman Sachs	USD	105,525	COP	310,191,000	108,561	(3,036)
05/24/2016	JPMorgan Chase	USD	9,671	COP	33,517,000	11,730	(2,059)

United States Dollar/Hungarian Forint
07/14/2016	Goldman Sachs	USD	172,812	HUF	47,829,000	175,455	(2,643)
07/14/2016	UBS	USD	103,817	HUF	28,631,000	105,029	(1,212)

United States Dollar/Indian Rupee
05/24/2016	JPMorgan Chase	USD	185,950	INR	12,935,000	194,250	(8,300)

United States Dollar/Indonesian Rupiah
05/24/2016	Citibank	USD	75,035	IDR	1,034,547,000	78,217	(3,182)

United States Dollar/Malaysian Ringgit
05/24/2016	Citibank	USD	97,204	MYR	412,000	105,303	(8,099)

United States Dollar/Mexican Peso
07/14/2016	UBS	USD	64,645	MXN	1,167,000	67,372	(2,727)

United States Dollar/New Russian Ruble
05/24/2016	UBS	USD	135,817	RUB	9,421,000	144,677	(8,860)

United States Dollar/Peruvian Sol
05/24/2016	Barclays Bank	USD	336,803	PEN	1,197,000	363,614	(26,811)

United States Dollar/Romanian Leu
07/14/2016	Barclays Bank	USD	59,187	RON	232,000	59,349	(162)

United States Dollar/South African Rand
07/14/2016	Barclays Bank	USD	76,353	ZAR	1,127,000	78,062	(1,709)

United States Dollar/Turkish Lira
07/14/2016	Barclays Bank	USD	109,769	TRY	317,000	111,151	(1,382)
07/14/2016	Citibank	USD	57,322	TRY	168,000	58,907	(1,585)
						$1,825,114	$(83,486)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

27

Aberdeen Global Fixed Income Fund (Unaudited)

The Aberdeen Global Fixed Income Fund (Institutional Class shares net of fees) returned 5.58% for the six-month period ended April 30, 2016, versus the 6.09% return for its benchmark, the Barclays Global Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Global Income Funds (comprising 66 funds), as measured by Lipper, Inc., was 3.36% for the period.

Global central bank policy continued to dominate markets over the six-month period ended April 30, 2016. The U.S. Federal Reserve (Fed) finally raised its benchmark interest rate by 0.25 percentage points in December 2015, while the European Central Bank (ECB) moved in the other direction, cutting its deposit rate deeper into negative territory to -0.40%. The Bank of Japan (BoJ) also unexpectedly reduced its benchmark interest rate to -0.1% in January 2016. The introduction of a negative interest-rate policy, coupled with turbulent commodity prices, hampered global fixed-income markets, with core government bonds benefiting from investors’ flight to quality. Instability in China’s domestic stock market was also a source of volatility at the beginning of 2016, although market fears of an aggressive slowdown have now (perhaps temporarily, in our opinion) subsided. Oil prices also stabilized somewhat in the second half of February 2016, helping risk assets recoup some of the losses from earlier in the reporting period. Commodity-based currencies such as the Australian dollar, Canadian dollar and Norwegian krona performed well late in the period after being pressured earlier. Meanwhile, the U.S. dollar, which was saw strong performance towards the end of 2015, finished the reporting period with a downturn as market volatility and a dovish shift in the Fed’s monetary policy comments led to market expectations that further interest-rate hikes would be pushed back to a later date. The Japanese yen was a standout global currency performer over the latter half of the reporting period, supported by “risk-off” investor sentiment. Concerns ahead of the European Union (EU) referendum, which will determine whether the UK remains in or withdraws from the EU, put downward pressure on the British sterling, although there was a measure of recovery in April 2016, as market fears of a “Brexit” receded slightly.

During the reporting period, the Fund was positioned with a bias towards credit risk, reflecting our view that investment-grade credit holds significant long-term value across most sectors. This positioning weighed on Fund performance as credit-market spreads generally widened over the period. The Fund’s exposure to the industrials sector was the largest detractor from performance during the period, as commodity price volatility dampened investor risk sentiment within the asset class. This was partially offset by the Fund’s overall allocation to the financial sector and U.S. agency mortgages, as risk-off investor sentiment helped to support U.S. government-backed debt.

The Fund’s interest-rate positioning contributed to performance over the reporting period. An overweight to European peripheral markets (particularly Ireland and Italy) as a spread versus Germany added value as ECB easing helped push spreads tighter. The Fund’s long U.S. position relative to Canada enhanced performance following the Bank of Canada’s decision not to cut its benchmark interest rate at its meeting in January 2016. However, the Fund’s ongoing U.S. short-duration1 position detracted from performance in the second half of the reporting period as the Fed’s dovish monetary policy comments and risk-asset volatility led to a decline in yields in the front end of the U.S. Treasury yield curve.

Our active currency management hindered Fund performance, with the long U.S. dollar position versus the euro and Japanese yen was a detractor as risk-off sentiment bolstered the latter currency. A short Australian dollar position also had a negative impact on Fund performance in March, as a rebound in commodity prices and the release of generally strong economic data led to currency strengthening.

Regarding the use of derivatives in the Fund, we employed bond futures in an effort to achieve more efficient portfolio management. Additionally, we used forward contracts as part of the Fund’s hedging strategy to manage currency exposure. The derivatives positions (forwards and futures) contributed 0.56% to Fund performance for the reporting period.

Despite the dovish tone of recent Fed communications, we still expect a tighter path for U.S. monetary policy than we believe is currently priced into markets. The U.S. labor market continues to improve, and core inflation is accelerating. In the UK, we think that Brexit risks are likely to hang over all UK risk assets until the referendum. While the ECB exceeded expectations of policy easing at its March 2016 meeting, we feel that further action remains probable. The BoJ appears to be set to continue easing to meet its inflation target having now crossed into negative territory, in our opinion. In this environment, we favor higher U.S. breakeven rates2 and the European peripheral markets. We remain cautious towards emerging markets, especially in the foreign exchange space.

Portfolio Management:

Aberdeen Global Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

1	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
2	The breakeven rate is the difference in yield between an inflation-linked security and a fixed-rate issue of the same maturity.

Semi-Annual Report 2016

28

Aberdeen Global Fixed Income Fund (Unaudited) (concluded)

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards and currency exchange rate, political and economic risks. Fluctuation in currency exchange rates may impact a Fund’s returns more greatly to the extent a Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these risks.

2016 Semi-Annual Report

29

Aberdeen Global Fixed Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2016)		Six Month†	1 Yr.		5 Yr.		10 Yr.
Class A	w/o SC	5.35%	2.41%		0.04%		5.39%
	w/SC2	0.85%	(1.94%	)	(0.82%	)	5.21%
Class C	w/o SC	5.07%	1.68%		(0.68%	)	5.08%
	w/SC3	4.07%	0.68%		(0.68%	)	5.08%
Institutional Service Class[4,5]	w/o SC	5.46%	2.52%		0.15%		3.46%
Institutional Class[4,6]	w/o SC	5.58%	2.76%		0.34%		3.57%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized.
1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class shares (July 20, 2009) are based on the previous performance of Common Class shares of the Predecessor Fund. This performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.
6	Returns before the first offering of the Institutional Class shares (July 20, 2009) are based on the previous performance of Common Class shares of the Predecessor Fund. This performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.

Semi-Annual Report 2016

30

Aberdeen Global Fixed Income Fund (Unaudited)

Performance of a $1,000,000* Investment (as of April 30, 2016)

*	Minimum Initial Investment.

Comparative performance of $1,000,000 invested in Institutional Service Class shares of the Aberdeen Global Fixed Income Fund, the Barclays Global Aggregate Bond Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2016. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Global Aggregate Bond Index is a broad-based index that measures the global investment grade fixed-rate debt markets inclusive of three major components: U.S. Aggregate Bond Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2016 (Unaudited)

Asset Allocation
Government Bonds	38.5%
U.S. Treasuries	25.7%
Corporate Bonds	21.1%
Residential Mortgage-Backed Securities	5.9%
Commercial Mortgage-Backed Securities	4.3%
Repurchase Agreement	1.3%
U.S. Agencies	1.3%
Municipal Bonds	1.0%
Asset-Backed Securities	0.4%
Other assets in excess of liabilities	0.5%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	3.2%
Oil, Gas & Consumable Fuels	2.6%
Diversified Financial Services	1.4%
Diversified Telecommunication Services	1.3%
Energy Equipment & Services	1.3%
Insurance	1.3%
Transportation	1.2%
Media	0.9%
Miscellaneous Manufacturing	0.8%
Holding Companies-Diversified Operations	0.8%
Other	85.2%
100.0%

Top Holdings*
U.S. Treasury Notes 06/30/2016	14.1%
United Kingdom Gilt, REGS 09/07/2016	5.3%
Italy Buoni Poliennali Del Tesoro 05/01/2020	5.2%
U.S. Treasury Notes 03/31/2021	5.2%
Japan Government Forty Year Bond 03/20/2055	4.9%
Singapore Government Bond 09/01/2020	3.1%
U.S. Treasury Inflation Indexed Bond 07/15/2025	2.9%
Ireland Government Bond 03/18/2024	1.8%
Spain Government Bond 04/30/2025	1.5%
United Kingdom Gilt, REGS 07/22/2020	1.5%
Other	54.5%
100.0%

Top Countries
United States	49.7%
United Kingdom	11.6%
Italy	6.1%
Japan	4.9%
France	3.8%
Germany	3.4%
Canada	3.3%
Singapore	3.1%
Republic of Ireland	3.0%
Australia	2.6%
Other	8.5%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2016 Semi-Annual Report

31

Statement of Investments

April 30, 2016 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value (US$)
ASSET-BACKED SECURITIES (0.4%)
UNITED STATES (0.4%)
Dominos Pizza Master Issuer LLC, Series 2012-1A, Class A2 (USD), 5.22%, 01/25/2042 (a)	$59,012	$60,800
Total Asset-Backed Securities		60,800
COMMERCIAL MORTGAGE-BACKED SECURITIES (4.3%)
UNITED STATES (4.3%)
Americold LLC Trust, Series 2010-ARTA, Class A2FL (USD), 1.94%, 01/14/2029 (a)(b)	86,207	86,964
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class AMFL (USD), 1.08%, 12/10/2049 (a)(b)	10,000	9,762
Federal Home Loan Mortgage Corp.
Series 2510, Class ND (USD), 6.00%, 10/15/2032	27,410	31,017
Series 4462, Class VB (USD), 3.00%, 04/15/2035	35,000	36,407
Series 4405, Class CE (USD), 2.50%, 09/15/2039	32,717	33,257
Series 4384, Class LB (USD), 3.50%, 08/15/2043	40,000	42,866
Series 2015-37, Class PA (USD), 3.00%, 06/25/2044	32,900	34,220
Federal National Mortgage Association
Series 2015-16, Class JA (USD), 4.00%, 08/25/2040	32,214	34,467
Series 2015-72, Class GA (USD), 3.00%, 12/25/2042	34,032	35,473
FREMF Mortgage Trust, Series 2011-K10, Class B (USD), 4.79%, 11/25/2049 (a)(b)	50,000	53,906
GS Mortgage Securities Trust, Series 2015-GC30, Class AS (USD), 3.78%, 05/10/2050	42,000	44,262
JP Morgan Mortgage Trust, Series 14-IVR3, Class 2A1 (USD), 3.00%, 09/25/2044 (a)(b)	50,235	50,537
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class D (USD), 4.38%, 01/05/2043 (a)(b)	138,000	106,163
Wells Fargo Mortgage Backed Securities Trust, Series 2003-N, Class 1A1 (USD), 2.68%, 12/25/2033 (b)	9,337	9,237
		608,538
Total Commercial Mortgage-Backed Securities		608,538
RESIDENTIAL MORTGAGE-BACKED SECURITIES (5.9%)
UNITED STATES (5.9%)
BCAP LLC Trust
Series 2009-RR6, Class 3A1 (USD), 2.93%, 12/26/2037 (a)(b)	25,168	24,998
Series 2009-RR2, Class A1 (USD), 2.87%, 01/21/2038 (a)(b)	8,456	8,454
Federal Home Loan Mortgage Corp.
Series 4364, Class VB, CMO (USD), 4.00%, 07/15/2032	30,000	33,152
Pool # C91819 (USD), 3.00%, 04/01/2035	27,470	28,546
Pool # C91860 (USD), 4.00%, 12/01/2035	29,324	31,562
Pool # G07683 (USD), 4.00%, 03/01/2044	42,007	45,049
Pool # 60251 (USD), 3.50%, 10/01/2045	34,460	36,356
Pool # G08676 (USD), 3.50%, 11/01/2045	34,189	35,843
Pool # G08677 (USD), 4.00%, 11/01/2045	29,060	31,066
Federal National Mortgage Association
Pool # AL8001 (USD), 3.50%, 02/01/2031	29,294	31,076
Series 2013-20, Class DL (USD), 4.00%, 03/25/2033	24,522	26,726
Series 2013-20, Class MC (USD), 4.00%, 03/25/2033	30,579	33,450
Series 2013-43, Class MB (USD), 3.50%, 05/25/2033	16,109	17,144
Pool # AL6270 (USD), 3.50%, 10/01/2034	29,597	31,430
Pool # MA2480 (USD), 4.00%, 12/01/2035	29,105	31,338
Pool # 889050 (USD), 6.00%, 05/01/2037	5,905	6,816
Pool # 929187 (USD), 5.50%, 03/01/2038	5,570	6,302
Pool # AL7293 (USD), 5.50%, 09/01/2038	25,086	28,370
Pool # 995228 (USD), 6.50%, 11/01/2038	10,888	12,883
Pool # AI0108 (USD), 5.00%, 04/01/2041	13,036	14,737
Pool # AJ1422 (USD), 5.00%, 09/01/2041	13,673	15,177
Series 2012-110, Class CA, CMO (USD), 3.00%, 10/25/2042	33,947	34,760
Pool # AB9944 (USD), 3.00%, 07/01/2043	32,648	33,711
Pool # AS3935 (USD), 3.50%, 12/01/2044	45,101	47,622
Pool # AS4073 (USD), 4.00%, 12/01/2044	42,994	46,540
Pool # AY8866 (USD), 3.50%, 01/01/2046	34,850	36,544
Government National Mortgage Association, Series 2015-132, Class V, CMO (USD), 3.50%, 01/20/2034	43,963	46,567
JP Morgan Re-Remic
Series 2009-8, Class A1 (USD), 3.26%, 04/20/2036 (a)(b)	6,588	6,591
Series 2009-7, Class 2A1 (USD), 6.00%, 02/27/2037 (a)(b)	23,231	23,548
Series 2009-7, Class 17A1 (USD), 5.57%, 07/27/2037 (a)(b)	30,925	29,601
		835,959
Total Residential Mortgage-Backed Securities		835,959
CORPORATE BONDS (21.1%)
AUSTRALIA (1.4%)
Commercial Banks (0.7%)
Suncorp-Metway Ltd. (USD), 2.10%, 05/03/2019 (a)	20,000	20,118
Westpac Banking Corp. (USD), 1.55%, 05/25/2018	80,000	80,054
		100,172
Energy Equipment & Services (0.7%)
APT Pipelines Ltd. (USD), 4.20%, 03/23/2025 (a)	98,000	97,499
		197,671
CANADA (2.5%)
Airlines (0.3%)
Air Canada (CAD), 7.63%, 10/01/2019 (a)	50,000	42,042
Commercial Banks (1.2%)
Bank of Nova Scotia (CAD), 2.87%, 06/04/2021	100,000	83,316
National Bank of Canada (CAD), 2.40%, 10/28/2019	100,000	81,802
		165,118
Diversified Telecommunication Services (0.2%)
Rogers Communications, Inc. (CAD), 6.11%, 08/25/2040	25,000	24,490

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

32

Statement of Investments (continued)

April 30, 2016 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value (US$)
Electric Utilities (0.1%)
Hydro One, Inc. (CAD), 5.49%, 07/16/2040	$9,000	$9,382
Media (0.1%)
Shaw Communications, Inc. (CAD), 6.75%, 11/09/2039	10,000	9,788
Oil, Gas & Consumable Fuels (0.5%)
Canadian Natural Resources Ltd. (USD), 1.75%, 01/15/2018	81,000	79,635
Transportation (0.1%)
Canadian Pacific Railway Co. (USD), 4.80%, 08/01/2045	21,000	22,883
		353,338
FRANCE (1.3%)
Commercial Banks (0.5%)
Societe Generale SA (EUR), 9.38%, 09/04/2019 (a)(b)(c)	50,000	68,918
Government Development Banks (0.8%)
Agence Francaise de Developpement (EUR), 4.62%, 07/20/2016 (a)(b)(c)	100,000	115,220
		184,138
HONG KONG (0.8%)
Holding Companies-Diversified Operations (0.8%)
Hutchison Whampoa Europe Finance 13 Ltd. (EUR), 3.75%, 05/10/2018 (a)(b)(c)	100,000	117,368
LUXEMBOURG (0.8%)
Miscellaneous Manufacturing (0.8%)
Pentair Finance SA (EUR), 2.45%, 09/17/2019	100,000	118,016
MEXICO (0.5%)
Oil, Gas & Consumable Fuels (0.5%)
Petroleos Mexicanos (USD), 5.50%, 01/21/2021	60,000	63,000
NETHERLANDS (1.8%)
Diversified Telecommunication Services (0.9%)
Bharti Airtel International Netherlands BV (EUR), 3.38%, 05/20/2021 (a)	100,000	123,150
Pharmaceutical (0.1%)
Mylan (USD), 3.00%, 12/15/2018 (a)	13,000	13,224
Real Estate (0.8%)
Vonovia Finance BV (EUR), 4.00%, 12/17/2021 (a)(b)(c)	100,000	115,622
		251,996
UNITED KINGDOM (2.2%)
Diversified Telecommunication Services (0.1%)
British Telecommunications PLC (USD), 5.95%, 01/15/2018	20,000	21,542
Insurance (1.1%)
Scottish Widows Ltd. (GBP), 5.50%, 06/16/2023 (a)	100,000	150,697
Oil, Gas & Consumable Fuels (1.0%)
KCA Deutag UK Finance PLC (USD), 7.25%, 05/15/2021 (a)	200,000	136,000
		308,239
UNITED STATES (9.8%)
Aerospace & Defense (0.6%)
United Technologies Corp. (USD), 1.78%, 05/04/2018 (d)	86,000	86,550
Auto Manufacturers (0.2%)
Toyota Motor Credit Corp. (USD), 1.90%, 04/08/2021	25,000	25,022
Beverages (0.4%)
Anheuser-Busch InBev Finance, Inc.
(USD), 3.65%, 02/01/2026	29,000	30,569
(USD), 4.90%, 02/01/2046	17,000	19,279
		49,848
COMMERCIAL BANKS (0.8%)
JPMorgan Chase & Co., Series V (USD), 5.00%, 07/01/2019 (b)(c)	70,000	67,382
Wells Fargo & Co. (USD), 4.10%, 06/03/2026	40,000	42,079
		109,461
Computers & Peripherals (0.6%)
Apple, Inc. (USD), 2.25%, 02/23/2021	22,000	22,489
Hewlett Packard Enterprise Co. (USD), 3.60%, 10/15/2020 (a)	35,000	36,305
Seagate HDD Cayman (USD), 4.88%, 06/01/2027 (a)	45,000	31,636
		90,430
Diversified Financial Services (1.4%)
HSBC Finance Corp. (USD), 6.68%, 01/15/2021	100,000	114,891
Legg Mason, Inc. (USD), 5.63%, 01/15/2044 (e)	20,000	19,919
National Rural Utilities Cooperative Finance Corp. (USD), 4.75%, 04/30/2043 (b)	65,000	62,075
		196,885
Diversified Telecommunication Services (0.1%)
Verizon Communications, Inc. (USD), 5.01%, 08/21/2054	20,000	20,541
Electric Utilities (0.6%)
Exelon Generation Co. LLC (USD), 2.95%, 01/15/2020	46,000	46,694
Ipalco Enterprises, Inc. (USD), 5.00%, 05/01/2018	35,000	36,707
		83,401
Energy Equipment & Services (0.6%)
Columbia Pipeline Group, Inc. (USD), 2.45%, 06/01/2018 (a)	18,000	17,978
Energy Transfer Partners LP (USD), 5.20%, 02/01/2022	50,000	50,514
Kinder Morgan Energy Partners LP (USD), 3.50%, 03/01/2021	22,000	21,556
		90,048

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

33

Statement of Investments (continued)

April 30, 2016 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value (US$)
Food Products (0.2%)
Kraft Heinz Foods Co. (USD), 6.75%, 03/15/2032	$24,000	$29,712
Healthcare Providers & Services (0.3%)
Quest Diagnostics, Inc. (USD), 4.70%, 03/30/2045	48,000	49,060
Insurance (0.2%)
American International Group, Inc. (USD), 4.38%, 01/15/2055	30,000	26,962
Leisure Time (0.5%)
Harley-Davidson, Inc.
(USD), 3.50%, 07/28/2025	37,000	38,785
(USD), 4.63%, 07/28/2045	29,000	30,630
		69,415
Media (0.8%)
21st Century Fox America, Inc. (USD), 6.40%, 12/15/2035	10,000	12,605
Cablevision Systems Corp. (USD), 8.00%, 04/15/2020	25,000	25,050
CCO Safari II LLC (USD), 4.46%, 07/23/2022 (a)	20,000	21,265
Comcast Corp. (USD), 6.95%, 08/15/2037	35,000	49,879
		108,799
Oil, Gas & Consumable Fuels (0.6%)
Blue Racer Midstream LLC / Blue Racer Finance Corp. (USD), 6.13%, 11/15/2022 (a)	15,000	13,275
Marathon Petroleum Corp. (USD), 4.75%, 09/15/2044 (e)	80,000	66,866
		80,141
Paper & Forest Products (0.1%)
International Paper Co. (USD), 5.15%, 05/15/2046	12,000	12,868
Retail (0.5%)
CVS Health Corp. (USD), 3.50%, 07/20/2022	43,000	45,778
Wal-Mart Stores, Inc. (USD), 4.75%, 10/02/2043	21,000	24,914
		70,692
Software (0.2%)
Fidelity National Information Services, Inc. (USD), 3.63%, 10/15/2020	23,000	24,064
Transportation (1.1%)
Burlington Northern Santa Fe LLC (USD), 4.70%, 09/01/2045	21,000	23,952
FedEx Corp. (USD), 4.55%, 04/01/2046	19,000	20,235
Penske Truck Leasing Co. LP/PTL Finance Corp. (USD), 3.38%, 02/01/2022 (a)	116,000	116,677
		160,864
		1,384,763
Total Corporate Bonds		2,978,529
MUNICIPAL BONDS (1.0%)
UNITED STATES (1.0%)
GEORGIA (0.5%)
Municipal Electric Authority of Georgia Revenue Bonds (Build America Bonds) (USD), 6.64%, 04/01/2057	55,000	70,532
ILLINOIS (0.5%)
Chicago Transit Authority Sales Tax Receipts Revenue Bonds (Build America Bonds), Series B (USD), 6.20%, 12/01/2040	55,000	63,717
		134,249
Total Municipal Bonds		134,249
GOVERNMENT BONDS (38.5%)
AUSTRALIA (1.2%)
Australia Government Bond (AUD), 1.75%, 11/21/2020 (a)	233,000	175,240
BELGIUM (0.9%)
Belgium Government Bond
Series 68 (EUR), 2.25%, 06/22/2023 (a)	60,000	78,899
Series 71 (EUR), 3.75%, 06/22/2045 (a)	30,000	50,769
		129,668
CANADA (0.8%)
Canadian Government Bond (CAD), 5.00%, 06/01/2037	96,000	114,758
FRANCE (2.5%)
France Government Bond OAT
(EUR), 0.00%, 05/25/2020 (a)	39,000	45,036
(EUR), 0.50%, 05/25/2025 (a)	70,000	80,201
REGS (EUR), 1.50%, 05/25/2031 (a)	87,000	104,620
(EUR), 3.25%, 05/25/2045 (a)	75,000	117,613
		347,470
GERMANY (3.4%)
Bundesobligation (EUR), 1.00%, 02/22/2019 (a)	60,000	71,552
Bundesrepublik Deutschland
Series 2008 (EUR), 4.25%, 07/04/2018 (a)	90,000	113,685
(EUR), 0.50%, 02/15/2025 (a)	161,000	189,940
Series 00 (EUR), 5.50%, 01/04/2031 (a)	24,000	46,347
(EUR), 2.50%, 08/15/2046 (a)	42,000	66,441
		487,965
ITALY (6.1%)
Italy Buoni Poliennali Del Tesoro
(EUR), 0.70%, 05/01/2020	636,000	740,140
(EUR), 1.65%, 03/01/2032 (a)	87,000	95,306
(EUR), 3.25%, 09/01/2046 (a)	20,000	25,934
		861,380
JAPAN (4.9%)
Japan Government Forty Year Bond (JPY), 1.40%, 03/20/2055	54,350,000	693,141
MEXICO (0.3%)
Mexican Bonos (MXN), 10.00%, 12/05/2024	593,500	44,460

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

34

Statement of Investments (continued)

April 30, 2016 (Unaudited)

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value (US$)
NETHERLANDS (0.6%)
Netherlands Government Bond (EUR), 1.75%, 07/15/2023 (a)	$67,000	$85,819
REPUBLIC OF IRELAND (3.0%)
Ireland Government Bond
(EUR), 3.40%, 03/18/2024 (a)	178,000	245,456
(EUR), 5.40%, 03/13/2025	109,000	172,656
		418,112
SINGAPORE (3.1%)
Singapore Government Bond (SGD), 3.25%, 09/01/2020	540,000	432,249
SPAIN (1.6%)
Spain Government Bond
(EUR), 1.60%, 04/30/2025 (a)	184,000	213,333
(EUR), 5.15%, 10/31/2044 (a)	11,000	18,530
		231,863
SUPRANATIONAL (0.7%)
European Investment Bank (USD), 3.25%, 01/29/2024	85,000	93,490
UNITED KINGDOM (9.4%)
United Kingdom Gilt
REGS (GBP), 4.00%, 09/07/2016 (a)	507,000	749,880
REGS (GBP), 2.00%, 07/22/2020 (a)	139,000	212,425
(GBP), 4.25%, 06/07/2032 (a)	70,000	132,084
REGS (GBP), 4.75%, 12/07/2038 (a)	34,000	70,682
United Kingdom Treasury Gilt (GBP), 4.25%, 12/07/2049 (a)	75,000	158,752
		1,323,823
Total Government Bonds		5,439,438
U.S. AGENCIES (1.3%)
UNITED STATES (1.3%)
Federal Home Loan Mortgage Corp.
(USD), 3.00%, 07/01/2030	32,162	33,782
(USD), 3.50%, 01/01/2046	29,633	31,164
(USD), 4.00%, 03/01/2046	29,872	31,933
Federal National Mortgage Association
(USD), 3.00%, 01/01/2031	19,715	20,658
(USD), 3.50%, 04/01/2046	25,000	26,207
Government National Mortgage Association (USD), 4.50%, 12/15/2045	29,465	32,305
		176,049
Total U.S. Agencies		176,049
U.S. TREASURIES (25.7%)
UNITED STATES (25.7%)
U.S. Treasury Bonds
(USD), 4.50%, 02/15/2036	155,000	210,867
(USD), 2.50%, 02/15/2045	8,600	8,308
(USD), 2.88%, 08/15/2045	45,000	46,953
U.S. Treasury Inflation Indexed Bond (USD), 0.38%, 07/15/2025 (f)	399,932	410,696
U.S. Treasury Notes
(USD), 0.50%, 06/30/2016	1,985,000	1,985,750
(USD), 0.88%, 10/15/2018	16,600	16,609
(USD), 1.38%, 08/31/2020	28,100	28,295
(USD), 1.25%, 03/31/2021	730,000	728,888
(USD), 1.75%, 09/30/2022	18,000	18,228
(USD), 2.13%, 05/15/2025	172,000	176,858
		3,631,452
Total U.S. Treasuries		3,631,452
REPURCHASE AGREEMENT (1.3%)
UNITED STATES (1.3%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.03%, dated 04/29/2016, due 05/02/2016, repurchase price $184,000 collateralized by U.S. Treasury Note, maturing 05/15/2025; total market value of $191,706	184,000	184,000
Total Repurchase Agreement		184,000
Total Investments (Cost $13,843,431) (g)—99.5%		14,049,014

Other assets in excess of liabilities—0.5%		73,278
Net Assets—100.0%		$14,122,292

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2016.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(d)	Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.
(e)	The Fund’s adviser has deemed this security to be illiquid based upon procedures approved by the Board of Trustees. Illiquid securities held by the Fund represent 0.61% of net assets as of April 30, 2016.
(f)	Inflation linked security.
(g)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pound Sterling
HUF	Hungarian Forint
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar
ZAR	South African Rand

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

35

Statement of Investments (continued)

April 30, 2016 (Unaudited)

Aberdeen Global Fixed Income Fund

At April 30, 2016, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Euro BTP Futures	UBS	2	06/08/2016	$(988)
Euro Bund Futures	UBS	(5)	06/08/2016	9,153
Euro OAT Futures	UBS	2	06/08/2016	(5,454)
United States Treasury Note 6%-2 year	UBS	4	06/30/2016	(884)
United States Treasury Note 6%-5 year	UBS	2	06/30/2016	(239)
United States Treasury Note 6%-5 year	UBS	(11)	06/30/2016	(1,846)
United States Treasury Note 6%-10 year	UBS	(4)	06/21/2016	2,584
United States Treasury Note 6%-Long Bond	UBS	(1)	06/21/2016	3,552
United States Treasury Note 6%-30 year	UBS	1	06/21/2016	(3,565)
United States Treasury Note 6%-Ultra Long	UBS	3	06/21/2016	(1,366)
				$947

At April 30, 2016, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased	Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
British Pound/United States Dollar
07/14/2016	Royal Bank Of Canada	GBP	15,000	USD	21,542	$21,922	$380

Crech Koruna/United States Dollar
07/14/2016	UBS	CZK	332,000	USD	14,016	14,083	67

Danish Krone/United States Dollar
07/14/2016	UBS	DKK	277,000	USD	42,478	42,715	237

Euro/United States Dollar
07/14/2016	Citibank	EUR	151,000	USD	172,223	173,283	1,060
07/14/2016	UBS	EUR	19,000	USD	21,482	21,804	322

Japanese Yen/United States Dollar
07/14/2016	Citibank	JPY	199,245,000	USD	1,850,618	1,876,501	25,883

Malaysian Ringgit/United States Dollar
05/24/2016	Goldman Sachs	MYR	140,000	USD	33,047	35,783	2,736

Mexican Peso/United States Dollar
07/14/2016	Citibank	MXN	6,084,000	USD	348,428	351,236	2,808

Norwegian Krone/United States Dollar
07/14/2016	Royal Bank Of Canada	NOK	206,000	USD	24,711	25,577	866

Polish Zloty/United States Dollar
07/14/2016	Royal Bank Of Canada	PLN	115,000	USD	30,361	30,093	(268)

South African Rand/United States Dollar
07/14/2016	Deutsche Bank	ZAR	420,000	USD	27,047	29,091	2,044

South Korean Won/United States Dollar
05/24/2016	JPMorgan Chase	KRW	204,370,000	USD	166,155	179,379	13,224

Swedish Krona/United States Dollar
07/14/2016	Deutsche Bank	SEK	1,691,000	USD	208,022	211,130	3,108

Swiss Franc/United States Dollar
07/14/2016	JPMorgan Chase	CHF	102,000	USD	107,257	106,668	(589)
						$3,119,265	$51,878

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

36

Statement of Investments (concluded)

April 30, 2016 (Unaudited)

Aberdeen Global Fixed Income Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Depreciation
United States Dollar/Australian Dollar 07/14/2016	Barclays Bank	USD	414,217	AUD	554,000	$419,980	$(5,763)
United States Dollar/British Pound 07/14/2016	Deutsche Bank	USD	417,318	GBP	296,000	432,587	(15,269)
07/14/2016	Royal Bank Of Canada	USD	279,410	GBP	197,000	287,904	(8,494)
United States Dollar/Canadian Dollar 07/14/2016	Goldman Sachs	USD	17,481	CAD	23,000	18,332	(851)
United States Dollar/Euro 07/14/2016	UBS	USD	42,085	EUR	37,000	42,460	(375)
United States Dollar/Hungarian Forint 07/14/2016	UBS	USD	137,557	HUF	37,782,000	138,599	(1,042)
United States Dollar/Japanese Yen 07/14/2016	Royal Bank Of Canada	USD	32,776	JPY	3,541,000	33,349	(573)
United States Dollar/Mexican Peso 07/14/2016	Royal Bank Of Canada	USD	200,260	MXN	3,613,000	208,583	(8,323)
United States Dollar/New Zealand Dollar 07/14/2016	UBS	USD	111,949	NZD	166,000	115,475	(3,526)
United States Dollar/Singapore Dollar 07/14/2016	Deutsche Bank	USD	398,657	SGD	540,000	401,033	(2,376)
						$2,098,302	$(46,592)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

37

Aberdeen Tax-Free Income Fund (Unaudited)

The Aberdeen Tax-Free Income Fund (Institutional Class shares net of fees) returned 2.08% for the six-month period ended April 30, 2016, versus the 3.55% return of its benchmark, the Barclays Municipal Bond Index. For broader comparison, the average return of the Fund’s Morningstar peer category of General & Insured Municipal Debt Funds (consisting of 261 funds) was 3.60% for the period.

The U.S. municipal bond market experienced strong positive performance over the six-month period ended April 30, 2016. The benchmark Barclays Municipal Bond Index posted a gain in each month of the period, continuing a string of 10 consecutive months of positive returns. Municipal bond funds saw positive inflows throughout the reporting period, while the total new supply of municipal bonds declined each month when compared to the same period a year earlier. This supply/demand imbalance contributed to the strong performance of the municipal bond market during the period. The decline in intermediate- and long-term U.S. Treasury yields over the period also had a positive impact on the sector’s performance.

The municipal market appeared to be immune to the volatility in commodities over the reporting period as oil prices declined steadily through mid-February 2016, and then rose sharply through the end of the period. The market also shrugged off several events that caused turmoil in other financial markets, including the first increases in the Federal Reserve’s federal funds and discount rates in nearly 10 years, and the relative weakness in U.S. economic activity in the first quarter of 2016. The continued deterioration of the fiscal situation in Puerto Rico, including several payment defaults, the state government budget stalemates in Illinois and Pennsylvania, and the weakness in municipal revenues in oil-producing states did not have a significant impact on the municipal market during the period.

U.S. economic data reports released over the reporting period were generally mixed, in our view. Gross domestic product (GDP) expanded by 1.4% in the fourth quarter of 2015, but subsequently decelerated to a 0.5% rate in the first quarter of 2016. The U.S. Department of Commerce attributed the slowdown to a decline in nonresidential fixed investment and a rise in imports (which are a detractor from GDP), offsetting the positive impact of increases in consumer spending and residential fixed investment for the quarter. According to the U.S. Department of Labor, the U.S. economy added an average of nearly 190,000 jobs per month over the six-month reporting period, and the unemployment rate was unchanged at 5.0%. The labor force participation rate1 rose steadily for most of the reporting period before dipping slightly in April, ending 0.3% higher at 62.8%. Additionally, average hourly earnings rose 2.5% year-over-year for the period ended April 30, 2016, modestly outpacing the core inflation rate (which excludes food and energy costs) of 2.2%.

The Fund was positioned with a shorter duration2 relative to that of its benchmark, the Barclays Municipal Bond Index, during the reporting period. Interest rates declined over the period, thereby bolstering bond prices. Consequently, the Fund’s relatively short duration position hindered performance over the period.

The Fund’s overweight allocation to pre-refunded bonds versus the benchmark also detracted from performance for the reporting period. Issuers of pre-refunded bonds post U.S. Treasury securities as collateral for repayment. While this reduces the risk for these bonds, during stretches of increased investor risk appetite, similar to the market environment over the reporting period, these securities historically have underperformed the overall municipal bond market.

On the positive side, Fund performance benefited from the overweight exposure to the electric power utility sector and an underweight position in special tax revenue-supported bonds relative to the Fund’s benchmark.

The Fund did not employ any derivatives during the six-month reporting period.

We made few changes to the Fund during the period. Turnover was approximately 2.5% and comprised the use of proceeds from maturing issues and from new investment funds to purchase higher-yielding bonds with intermediate- and longer-term maturities.

We believe that the technical backdrop in the municipal market remains strong. New-issue supply remains muted and investors continue to allocate new money into the sector. Credit fundamentals have improved since the recession of 2007-2009, but revenue growth has slowed as sales tax receipts and state income tax collections are not growing at the same rate as earlier in the economic recovery. States that are reliant on taxes based on oil and gas production are beginning to experience financial stress as they try to balance budgets on the lower revenues. States that rely on income taxes on high-income citizens, such as California, are also seeing slower revenue growth, in our view. States and local governments that have not addressed their pension funding shortfalls may find it more difficult to resolve their problems if the economy moves into a slower growth phase.

The U.S. Congress appears poised to approve a legislative framework for allowing the Commonwealth of Puerto Rico and its creditors to begin a bankruptcy-like resolution to the Commonwealth’s excessive debt load and payment defaults. However, the resolution may take several years to implement and the economy of Puerto Rico most likely will continue to struggle, in our view.

Portfolio Management:

Aberdeen North American Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be

1	The labor force participation rate is expressed as a percentage of the U.S. population aged 16 years and older working or actively seeking work.
2	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

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38

Aberdeen Tax-Free Income Fund (Unaudited) (concluded)

worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). Municipal securities can be affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

Municipal securities can be affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these risks.

2016 Semi-Annual Report

39

Aberdeen Tax-Free Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended April 30, 2016)		Six Month†		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	1.94%		2.85%		4.18%	3.86%
	w/SC2	(2.37%	)	(1.57%	)	3.29%	3.41%
Class C	w/o SC	1.58%		2.11%		3.42%	3.11%
	w/SC3	0.58%		1.11%		3.42%	3.11%
Class R4	w/o SC	1.83%		2.63%		4.12%	3.98%
Institutional Service Class[4]	w/o SC	2.09%		3.14%		4.45%	4.14%
Institutional Class[4,5]	w/o SC	2.08%		3.12%		4.45%	4.14%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized.
1	Returns prior to June 23, 2008 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charge. Returns before the first offering of the Class R, Institutional Class and Institutional Service Class shares (February 25, 2013) are based on the previous performance of Class D shares. This performance is substantially similar to what Class R, Institutional Service Class, and Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for the Class R, Institutional Service Class, and Institutional Class shares would only differ to the extent of the differences in expenses of the classes.
5	Effective February 25, 2013, all Class D shares of the Fund were converted into Institutional Class shares of the Fund.

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40

Aberdeen Tax-Free Income Fund (Unaudited)

Performance of a $10,000 Investment (as of April 30, 2016)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Tax-Free Income Fund, the Barclays Municipal Bond Index and the Consumer Price Index (CPI) over a 10-year period ended April 30, 2016. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Municipal Bond Index is a broad market performance benchmark for the tax exempt bond market, the bonds included in this index must have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the Alternative Minimum Tax.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2016 (Unaudited)

Asset Allocation
Municipal Bonds	97.7%
Repurchase Agreement	1.1%
Other assets in excess of liabilities	1.2%
100.0%

Top Holdings*
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B 07/01/2027	7.4%
Pennsylvania Turnpike Commission Revenue Bonds, Series A 07/15/2029	5.7%
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A 07/01/2039	2.9%
State of Texas General Obligation Unlimited Bonds (Transportation Commission), Unrefunded 04/01/2020	2.7%
Fort Bend Independent School District General Obligation Unlimited Bonds, Prerefunded/Escrowed to Maturity 02/15/2018	2.6%
University of California Revenue Bonds, Series Q 05/15/2029	2.6%
New Jersey Economic Development Authority Revenue Bonds (School Facilities Conservation), Series BB 09/01/2024	2.5%
Commonwealth of Massachusetts General Obligation Limited Bonds, Series D 10/01/2018	2.4%
State of Washington General Obligation Unlimited Bonds, Series R-2010A 01/01/2022	2.4%
County of King General Obligation Limited Bonds 01/01/2025	2.3%
Other	66.5%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top States
Texas	27.4%
California	10.6%
Pennsylvania	8.3%
New York	8.2%
Washington	6.0%
Massachusetts	5.8%
Georgia	4.9%
New Jersey	4.7%
New Hampshire	3.6%
Louisiana	3.2%
Other	17.3%
100.0%

2016 Semi-Annual Report

41

Statement of Investments

April 30, 2016 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (97.7%)
Alabama (0.4%)
Industrial Development Board of the City of Mobile Alabama Revenue Bonds (Alabama Power Co.), 1.63%, 07/15/2034 (a)	$400,000	$403,008
Alaska (1.2%)
City of Valdez Revenue Bonds Pipelines Project, Series B, 5.00%, 01/01/2021	1,000,000	1,140,430
California (10.6%)
Brea Redevelopment Agency Tax Allocation Refunding Bonds, Series A, 0.00%, 08/01/2025 (b)	1,000,000	686,220
California Educational Facilities Authority Revenue Bonds (California Institute of Technology), 5.00%, 11/01/2039	1,000,000	1,119,350
Los Angeles Community College District General Obligation Unlimited Bonds, Series A, 5.50%, 08/01/2025	1,000,000	1,148,700
M-S-R Energy Authority Gas Revenue Bonds, Series B, 6.13%, 11/01/2029	500,000	656,645
M-S-R Energy Authority Revenue Bonds, Series A, 6.50%, 11/01/2039	500,000	720,470
San Francisco City & County Public Utilities Commission Revenue Bonds, Series F, 5.00%, 11/01/2024	300,000	350,565
Santa Clara Unified School District General Obligation Unlimited Bonds, 5.00%, 07/01/2026	465,000	522,214
State of California General Obligation Unlimited Bonds, Series A, 5.00%, 07/01/2022	1,100,000	1,108,008
Turlock Irrigation District Revenue Bonds, 5.00%, 01/01/2029	1,000,000	1,141,870
University of California Revenue Bonds, Series Q, 5.25%, 05/15/2029	2,320,000	2,453,214
		9,907,256
Florida (2.6%)
City of Tampa Revenue Bonds (Baycare Health Care System), Series A, 4.00%, 11/15/2033	1,000,000	1,066,150
CityPlace Community Development District, Special Assessment & Revenue Refunding Bonds, 5.00%, 05/01/2019	1,000,000	1,096,780
Volusia County Educational Facility Authority Revenue Bonds, Series B, 5.00%, 10/15/2023	250,000	301,267
		2,464,197
Georgia (4.9%)
Burke County Development Authority Pollution Control Revenue Bonds (Transmission Corp. Vogtle Project), 1.30%, 01/01/2052 (a)	1,000,000	1,003,550
Burke County Development Authority Revenue Bonds (Georgia Power Company Plant Vogtle Project), 1.75%, 12/01/2049 (a)	1,000,000	1,007,460
Cherokee County General Obligation Unlimited Bonds, 5.00%, 04/01/2021	500,000	559,325
Forsyth County General Obligation Unlimited Bonds, Series A, 5.00%, 03/01/2028	100,000	111,708
Monroe Country Development Authority Revenue Bonds, 2.35%, 10/01/2048 (a)	1,000,000	1,027,310
Municipal Electric Authority of Georgia Revenue Bonds
Prerefunded/Escrowed to Maturity, Series V, 6.60%, 01/01/2018	240,000	254,661
Unrefunded, Series V, 6.60%, 01/01/2018	585,000	612,776
		4,576,790
Illinois (0.6%)
Illinois Finance Authority Revenue Bonds (Carle Foundation), Series A, 6.00%, 08/15/2041	500,000	593,420
Kentucky (1.2%)
County of Carroll Pollution Control Revenue Bonds (Utilities Company Project), Series C, 0.88%, 10/01/2032 (a)	1,200,000	1,084,996
Louisiana (3.2%)
East Baton Rouge Parish Sales Tax Revenue Bonds (Road & Street Improvement), 5.00%, 08/01/2024	540,000	610,756
Louisiana Public Facilities Authority Revenue Bonds (Entergy Louisiana LLC), Series B, 3.50%, 06/01/2030	1,000,000	1,026,680
Saint Charles Parish Revenue Bonds (Valero Energy Corp.), 4.00%, 12/01/2040 (a)	1,250,000	1,360,200
		2,997,636
Massachusetts (5.8%)
Commonwealth of Massachusetts General Obligation Limited Bonds, Series D
5.50%, 10/01/2016	1,000,000	1,020,620
5.50%, 10/01/2018	2,000,000	2,225,800
5.50%, 08/01/2019	1,000,000	1,147,310
Massachusetts Development Finance Agency Revenue Bonds (Boston Medical Center)
Series C, 5.00%, 07/01/2017	500,000	524,040
Unrefunded, Series C, 5.00%, 07/01/2017	500,000	523,505
		5,441,275
Michigan (1.1%)
Grand Rapids Building Authority Revenue Bonds, 5.00%, 08/01/2020	900,000	1,013,922
Minnesota (0.6%)
University of Minnesota Revenue Bonds, Series A, 5.25%, 04/01/2029	500,000	559,990
Nebraska (0.9%)
Central Plains Energy Project, Gas Project Revenue Bonds (Project No.3), 5.00%, 09/01/2021	750,000	870,090
New Hampshire (3.6%)
New Hampshire Business Finance Authority Pollution Control Refunding Revenue Bonds (United Illuminating Company Project), Series A, 0.87%, 10/01/2033 (a)	1,230,000	1,103,324

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

42

Statement of Investments (continued)

April 30, 2016 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value (US$)
New Hampshire Health & Education Facilities Authority Revenue Bonds (Dartmouth College), 5.25%, 06/01/2039	$1,000,000	$1,119,320
New Hampshire Health & Education Facilities Authority Revenue Bonds (University Systems), Series A, 5.00%, 07/01/2023	1,000,000	1,115,760
		3,338,404
New Jersey (4.7%)
New Jersey Economic Development Authority Revenue Bonds (School Facilities Conservation), Series BB, 5.25%, 09/01/2024	2,000,000	2,283,620
New Jersey Transportation Trust Fund Authority Revenue Bonds (Transportation System), Series A, 5.75%, 06/15/2017	1,000,000	1,051,900
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.00%, 01/01/2031	850,000	1,036,201
		4,371,721
New York (8.2%)
Nassau County Local Economic Assistance Corp. Revenue Bonds (Catholic Health Services), 5.00%, 07/01/2030	1,000,000	1,165,780
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A, 5.00%, 07/01/2039	2,500,000	2,758,275
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A, 5.50%, 05/15/2023	1,160,000	1,471,158
Oneida County Industrial Development Agency Revenue Bonds (Hamilton College Civic Facilities), 5.00%, 09/15/2027	1,000,000	1,094,930
Tompkins County Industrial Development Agency Revenue Bonds (Cornell University Civic Facilities), Series A, 5.25%, 07/01/2030	1,000,000	1,166,000
		7,656,143
North Dakota (1.1%)
City of Grand Forks, Health Care System Revenue Bonds (Altru Health System Obligated Group), 4.50%, 12/01/2032	1,000,000	1,060,630
Ohio (0.9%)
Ohio Air Quality Development Authority Revenue Bonds, Prerefunded, Series A, 5.75%, 06/01/2033 (a)	800,000	802,688
Pennsylvania (8.3%)
Lehigh County Industrial Development Authority Revenue Bonds (PPL Electric Utilities Corp), VRN, 0.90%, 09/01/2029 (a)	250,000	249,670
Montgomery County Industrial Development Authority Health System Revenue Bonds, Series A, 5.00%, 01/15/2022	250,000	282,562
Pennsylvania Beaver County Industrial Development Authority Revenue Bonds, 3.50%, 04/01/2041 (a)	1,000,000	1,035,750
Pennsylvania Higher Educational Facilities Authority Revenue Bonds (University of Pennsylvania), Series A, 5.00%, 09/01/2019	800,000	906,912
Pennsylvania Turnpike Commission Revenue Bonds, Series A, 5.25%, 07/15/2029	4,100,000	5,312,370
		7,787,264
Puerto Rico (1.4%)
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, Series A, 0.00%, 08/01/2054 (b)	15,875,000	1,330,166
Rhode Island (0.8%)
Tobacco Settlement Financing Corp. Revenue Bonds, Series B, 4.50%, 06/01/2045	750,000	771,375
South Carolina (0.4%)
University of South Carolina Revenue Bonds, Series A, 5.00%, 06/01/2030	350,000	378,301
Tennessee (0.6%)
Tennessee Energy Acquisition Corp. Revenue Bonds, Series A, 5.25%, 09/01/2023	500,000	603,760
Texas (27.4%)
City of Houston General Obligation Limited Bonds (Public Improvement), Series A, 5.00%, 03/01/2030	1,575,000	1,736,406
Dallas Area Rapid Transit Revenue Bonds
5.00%, 12/01/2036	730,000	748,579
Unrefunded, 5.00%, 12/01/2036	520,000	532,074
Dallas/Fort Worth International Airport Revenue Bonds, Joint Revenue Refunding Bonds, Series B, 5.00%, 11/01/2020	1,000,000	1,167,590
Fort Bend Independent School District General Obligation Unlimited Bonds, Prerefunded/Escrowed to Maturity, 5.00%, 02/15/2018	2,300,000	2,475,950
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B, 5.75%, 07/01/2027	5,325,000	6,900,082
Lower Colorado River Authority Revenue Bonds, Prerefunded/Escrowed to Maturity, Series B, 6.00%, 01/01/2017	1,245,000	1,288,587
Matagorda County Navigation District No. 1 Revenue Bonds, Series B-1, 4.00%, 06/01/2030	1,000,000	1,073,910
SA Energy Acquisition Public Facility Corp. Revenue Bonds (Gas Supply), 5.25%, 08/01/2016	500,000	505,550
State of Texas General Obligation Unlimited Bonds (Transportation Commission)
Prerefunded, 5.00%, 04/01/2020	95,000	98,692
Unrefunded, 5.00%, 04/01/2020	2,405,000	2,500,695
State of Texas General Obligation Unlimited Bonds (Water Financial Assistance), Series C, 5.25%, 08/01/2018	1,050,000	1,154,822

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

43

Statement of Investments (concluded)

April 30, 2016 (Unaudited)

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value (US$)
State of Texas Transportation Commission Revenue Bonds, 5.00%, 04/01/2027	$1,500,000	$1,559,685
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Baylor Scott & White Obligated Group), 5.00%, 11/15/2029	800,000	990,880
Texas A&M University Revenue Bonds (Financing System), Series A, 5.00%, 05/15/2025	1,065,000	1,193,886
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D, 6.25%, 12/15/2026	500,000	632,180
University of North Texas Revenue Bonds (Financing System), Series A, 5.00%, 04/15/2028	1,000,000	1,114,950
		25,674,518
Washington (6.0%)
City of Seattle Water System Revenue Bonds, 5.00%, 02/01/2026	1,000,000	1,073,930
County of King General Obligation Limited Bonds, 5.00%, 01/01/2025	2,000,000	2,137,400
State of Washington General Obligation Unlimited Bonds
Series R-2010A, 5.00%, 01/01/2022	2,000,000	2,212,100
Series C, 5.00%, 01/01/2026	200,000	213,946
		5,637,376
West Virginia (0.6%)
West Virginia Economic Development Authority Revenue Bonds, Unrefunded, Series A, 1.90%, 03/01/2040 (a)	550,000	552,327
Wisconsin (0.6%)
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Aurora Health Care), Series A, 5.00%, 07/15/2028	500,000	571,290
Total Municipal Bonds		91,588,973
REPURCHASE AGREEMENT (1.1%)
United States (1.1%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.03%, dated 04/29/2016, due 05/02/2016, repurchase price $1,019,003, collateralized by U.S. Treasury Note, maturing 05/15/2025; total market value of $1,041,431	1,019,000	1,019,000
Total Repurchase Agreement		1,019,000
Total Investments (Cost $84,880,616) (c)—98.8%		92,607,973

Other assets in excess of liabilities—1.2%		1,116,535
Net Assets—100.0%		$93,724,508

(a)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2016.
(b)	Issued with a zero coupon.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

44

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

The Aberdeen Ultra-Short Duration Bond Fund (Institutional Class shares net of fees) returned 0.45% for the six-month period ended April 30, 2016, versus the 0.32% return of its benchmark, the Bank of America Merrill Lynch 1-Year Treasury Bill Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Ultra-Short Obligation Funds (comprising 56 funds), as measured by Lipper, Inc., was 0.26% for the period.

Despite navigating some rough patches, the U.S. investment-grade fixed income market ended the reporting period in positive territory, with the Barclays U.S. Aggregate Bond Index returning 2.82%. Corporate bonds, as measured by the Barclays U.S. Corporate Investment Grade Index, outperformed versus comparable-duration1 U.S. Treasury securities, as represented by the Barclays U.S. Treasury Index, over the period. Yields declined in all but the shortest segments of the U.S. Treasury yield curve. Yields on three- and six-month and one- and two-year Treasuries rose by corresponding margins of 14, 17, 22 and 2 basis points (bps), or 0.14%, 0.17%, 0.22% and 0.02%, ending the period at 0.22%, 0.40%, 0.56% and 0.77%, respectively. Conversely, yields in the “belly” (maturities of between three and seven years) and long-term portions of the curve saw double-digit declines during the reporting period.

As widely expected, the U.S. Federal Reserve (Fed) raised the federal funds rate by 25 basis points (0.25%) in mid-December 2015, and subsequently left the benchmark interest rate unchanged following its meetings in January and March 2016. Towards the end of the reporting period in April, the Fed announced its intention to maintain the federal funds rate at a range of 0.25%-0.50% for the foreseeable future. The central bank noted that, while household spending growth has moderated, real income has increased and consumer sentiment remains high. Perhaps more importantly, in our view, the Fed removed risk language referencing concerns about global economic and financial developments from its statement, which we believe may leave a June 2016 interest rate hike on the table.

U.S. economic data reports released over the reporting period were generally mixed, in our view. Gross domestic product (GDP) expanded by 1.4% in the fourth quarter of 2015, but subsequently decelerated to a 0.5% rate in the first quarter of 2016. The U.S. Department of Commerce attributed the slowdown to a decline in nonresidential fixed investment and a rise in imports (which are subtracted from GDP), which offset the positive impact of increases in consumer spending and residential fixed investment for the quarter. According to the U.S. Department of Labor, the U.S. economy added an average of nearly 190,000 jobs per month over the six-month reporting period, and the unemployment rate was unchanged at 5.0%. The labor force participation rate2 rose steadily for most of the reporting period before dipping slightly in April, ending 0.3% higher at 62.8%. Additionally, average hourly earnings rose 2.5% year-over-year for the period ended April 30, 2016, modestly outpacing the core inflation rate (which excludes food and energy costs) of 2.2%.

The Fund’s performance over the reporting period benefited from its conservative positioning in the energy and basic materials sectors, which experienced a dramatic sell-off for the majority of the period given the decline in oil and commodity prices. The Fund’s energy exposure was focused on large-cap oil producers which fared much better relative to their smaller counterparts, which experienced solvency issues. Additionally, the Fund’s underweight exposure to interest-rate risk contributed to performance as it helped ease the negative impact of an increase in U.S. Treasury yields following the Fed’s monetary policy tightening in December 2015.

There were no significant detractors from Fund performance for the reporting period.

Regarding the use of derivatives in the Fund during the reporting period, we employed interest rate futures as a hedge against interest rate risk. These positions did not have a significant impact on the Fund’s total return over the period.

We made no substantial changes to the Fund’s strategy during the reporting period.

We believe that the Fed will raise the federal funds rate once in the 2016 calendar year as the U.S. economy nears full employment (in which all jobseekers who want to work can find employment at prevailing wage rates) and the level of inflation begins to inch higher throughout the remainder of the year. In our view, the market does not appear to be pricing in any increase in the federal funds rate for 2016, leading to what we believe are overvalued Treasury prices. Consequently, we continue to focus on enhancing the Fund’s return through its corporate debt exposure. We remain comfortable with corporate fundamentals despite the recent slowdown in earnings. We believe that the U.S. economy is on solid footing and corporations should be able to withstand any global headwinds.

Portfolio Management:

Aberdeen North American Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

1	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
2	The labor force participation rate is expressed as a percentage of the U.S. population aged 16 years and older working or actively seeking work.

2016 Semi-Annual Report

45

Aberdeen Ultra-Short Duration Bond Fund (Unaudited) (concluded)

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Futures are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

Semi-Annual Report 2016

46

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2015)		Six Month†		1 Yr.		5Yr.		Inception[1]
Class A2	w/o SC	0.32%		0.33%		0.46%		0.49%
	w/SC3	(3.94%	)	(3.93%	)	(0.40%	)	(0.31%	)
Class C	w/o SC	0.18%		0.31%		0.57%		0.59%
	w/SC	(0.82%	)	(0.69%	)	0.57%		0.59%
Institutional Service Class[2,4]	w/o SC	0.44%		0.48%		0.63%		0.64%
Institutional Class[4]	w/o SC	0.45%		0.58%		0.62%		0.64%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

†	Not Annualized.
1	The Fund commenced operations on November 30, 2010.
2	Returns before the first offering of Class A (November 22, 2011), Institutional Service Class shares (January 20, 2012) and Class C shares (December 14, 2015) are based on the previous performance of the Institutional Class. This performance is substantially similar to what Class A, Institutional Service Class and Class C shares would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the classes.
3	A 4.25% front-end sales charge was deducted.
4	Not subject to any sales charges.

Semi-Annual Report 2016

47

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

Performance of a $100,000* Investment (as of April 30, 2016)

*	Minimum Initial Investment

Comparative Performance of $100,000 invested in Institutional Class shares of the Aberdeen Ultra-Short Duration Bond Fund, the Bank of America Merrill Lynch 1-Year Treasury Bill Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Bank of America Merrill Lynch 1-Year Treasury Bill Index is a capitalization-weighted index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, 1 year from the rebalancing date.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

April 30, 2016 (Unaudited)

Asset Allocation
Corporate Bonds	62.0%
U.S. Treasuries	18.3%
U.S. Agencies	15.0%
Repurchase Agreement	2.5%
Commercial Paper	2.2%
Asset-Backed Securities	–%
Other assets in excess of liabilities	–%
100.0%

Amounts listed as “–” are 0% or round to 0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of April 30, 2016, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	10.3%
Electric Utilities	6.4%
Oil, Gas & Consumable Fuels	5.7%
Pharmaceutical	5.1%
Auto Manufacturers	5.0%
Diversified Telecommunication Services	3.6%
Insurance	3.0%
Retail	2.8%
Healthcare Providers & Services	2.7%
Food Products	2.2%
Other	53.2%
100.0%
Top Holdings*
U.S. Treasury Notes 09/15/2017	7.7%
Federal Home Loan Bank 07/01/2016	6.7%
U.S. Treasury Floating Rate Note 10/31/2017	5.5%
Federal Home Loan Bank 05/26/2016	4.2%
U.S. Treasury Notes 02/28/2017	4.2%
Federal Home Loan Bank 11/23/2016	2.2%
Federal Home Loan Bank 06/01/2016	1.9%
Daimler Finance North America LLC 08/01/2016	1.7%
BMW US Capital LLC 04/11/2019	1.6%
Berkshire Hathaway Finance Corp. 08/15/2016	1.6%
Other	62.7%
100.0%

Top Countries
United States	86.4%
Canada	4.6%
Germany	1.7%
Belgium	1.7%
Australia	1.5%
Luxembourg	1.1%
United Kingdom	1.1%
Netherlands	1.1%
Switzerland	0.8%
Other	–%
100.0%

Amounts listed as “-” are 0% or round to 0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Semi-Annual Report 2016

48

Statement of Investments

April 30, 2016 (Unaudited)

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value (US$)
ASSET-BACKED SECURITIES (0.0%)
AUSTRALIA (0.0%)
SMART Trust, Series 2012-4US, Class A3B (USD), 0.99%, 03/14/2017 (a)	$63	$63
Total Asset-Backed Securities		63
CORPORATE BONDS (62.0%)
AUSTRALIA (1.5%)
Commercial Banks (1.5%)
Suncorp-Metway Ltd. (USD), 2.10%, 05/03/2019 (b)	40,000	40,236
Westpac Banking Corp. (USD), 1.06%, 11/25/2016 (a)	100,000	100,146
		140,382
BELGIUM (1.7%)
Beverages (1.7%)
Anheuser-Busch InBev Finance, Inc. (USD), 0.82%, 01/27/2017 (a)	150,000	149,910
CANADA (4.6%)
Commercial Banks (4.4%)
Bank of Montreal (USD), 1.15%, 07/15/2016 (a)	100,000	100,099
Bank of Nova Scotia (USD), 1.10%, 06/11/2018 (a)	100,000	99,734
Royal Bank of Canada (USD), 0.97%, 01/23/2017 (a)	100,000	100,097
Toronto-Dominion Bank (The) (USD), 1.10%, 09/09/2016 (a)	100,000	100,149
		400,079
Oil, Gas & Consumable Fuels (0.2%)
Canadian Natural Resources Ltd. (USD), 1.75%, 01/15/2018	20,000	19,663
		419,742
GERMANY (1.7%)
Auto Manufacturers (1.7%)
Daimler Finance North America LLC (USD), 1.45%, 08/01/2016 (b)	150,000	150,171
LUXEMBOURG (1.1%)
Pharmaceutical (1.1%)
Actavis Funding SCS (USD), 1.51%, 09/01/2016 (a)	100,000	100,124
NETHERLANDS (1.1%)
Oil, Gas & Consumable Fuels (1.1%)
Shell International Finance BV (USD), 1.20%, 11/10/2018 (a)	100,000	99,700
SWITZERLAND (0.8%)
Metals & Mining (0.8%)
Glencore Funding LLC (USD), 1.70%, 05/27/2016 (b)	75,000	75,000
UNITED KINGDOM (1.1%)
Oil, Gas & Consumable Fuels (1.1%)
BP Capital Markets PLC (USD), 1.04%, 11/07/2016 (a)	100,000	100,045
UNITED STATES (48.4%)
Auto Manufacturers (3.3%)
BMW US Capital LLC (USD), 1.50%, 04/11/2019 (b)	150,000	150,316
PACCAR Financial Corp. (USD), 1.45%, 03/09/2018	100,000	100,258
Toyota Motor Credit Corp. (USD), 0.95%, 01/12/2018 (a)	50,000	49,936
		300,510
COMMERCIAL BANKS (4.4%)
Citigroup, Inc. (USD), 1.30%, 11/15/2016	100,000	100,078
HSBC USA, Inc. (USD), 1.08%, 03/03/2017 (a)	100,000	99,905
Morgan Stanley (USD), 1.88%, 01/05/2018	100,000	100,439
Wells Fargo & Co. (USD), 0.93%, 06/02/2017 (a)	100,000	99,841
		400,263
Computers & Peripherals (1.7%)
Apple, Inc. (USD), 1.44%, 02/22/2019 (a)	100,000	101,194
Hewlett Packard Enterprise Co. (USD), 2.45%, 10/05/2017 (b)	50,000	50,559
		151,753
Diversified Financial Services (1.5%)
American Express Credit Corp. (USD), 1.30%, 07/29/2016	100,000	100,149
National Rural Utilities Cooperative Finance Corp. (USD), 0.95%, 04/24/2017	40,000	40,018
		140,167
Diversified Telecommunication Services (3.6%)
Cisco Systems, Inc.
(USD), 0.94%, 06/15/2018 (a)	100,000	100,236
(USD), 1.60%, 02/28/2019	100,000	101,290
Verizon Communications, Inc. (USD), 2.16%, 09/15/2016 (a)	125,000	125,587
		327,113
Electric Utilities (6.4%)
Dayton Power & Light Co. (The) (USD), 1.88%, 09/15/2016	35,000	35,090
Dominion Resources, Inc. (USD), 1.25%, 03/15/2017	125,000	125,028
Duke Energy Corp. (USD), 1.01%, 04/03/2017 (a)	100,000	99,591
Duke Energy Indiana, Inc. (USD), 0.98%, 07/11/2016 (a)	130,000	130,037
Exelon Corp. (USD), 1.55%, 06/09/2017	50,000	49,990
Georgia Power Co. (USD), 1.02%, 08/15/2016 (a)	30,000	30,000
NextEra Energy Capital Holdings, Inc. (USD), 1.59%, 06/01/2017	100,000	100,185
Xcel Energy, Inc. (USD), 1.20%, 06/01/2017	20,000	19,980
		589,901
Electrical Equipment (1.4%)
General Electric Co.
(USD), 1.49%, 05/09/2016 (a)	25,000	25,004
(USD), 1.28%, 07/12/2016 (a)	100,000	100,124
		125,128

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

49

Statement of Investments (concluded)

April 30, 2016 (Unaudited)

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value (US$)
Energy Equipment & Services (1.1%)
Kinder Morgan, Inc. (USD), 2.00%, 12/01/2017	$100,000	$99,129
Food Products (2.2%)
JM Smucker Co. (USD), 1.75%, 03/15/2018	100,000	100,637
WM Wrigley Jr Co. (USD), 1.40%, 10/21/2016 (b)	100,000	100,215
		200,852
Gas Utilities (1.9%)
Dominion Gas Holdings LLC (USD), 1.05%, 11/01/2016	120,000	120,041
Sempra Energy (USD), 2.30%, 04/01/2017	55,000	55,431
		175,472
Health Care Equipment & Supplies (1.6%)
Thermo Fisher Scientific, Inc. (USD), 1.30%, 02/01/2017	145,000	144,989
Healthcare Providers & Services (2.7%)
UnitedHealth Group, Inc. (USD), 1.08%, 01/17/2017 (a)	100,000	100,150
Ventas Realty LP (USD), 1.25%, 04/17/2017	145,000	144,710
		244,860
Insurance (3.0%)
Berkshire Hathaway Finance Corp. (USD), 0.95%, 08/15/2016	150,000	150,098
MetLife, Inc. (USD), 1.90%, 12/15/2017	25,000	25,219
New York Life Global Funding (USD), 1.13%, 03/01/2017 (b)	100,000	100,121
		275,438
Machinery-Diversified (1.1%)
John Deere Capital Corp., Series FIX (USD), 1.05%, 10/11/2016	100,000	100,165
Office/Business Equipment (0.2%)
Xerox Corp. (USD), 6.35%, 05/15/2018	20,000	21,499
Oil & Gas Services (1.1%)
Schlumberger Holdings Corp. (USD), 1.90%, 12/21/2017 (b)	100,000	99,774
Oil, Gas & Consumable Fuels (3.3%)
Chevron Corp. (USD), 1.37%, 03/02/2018	100,000	100,420
Devon Energy Corp. (USD), 1.17%, 12/15/2016 (a)	100,000	98,597
Exxon Mobil Corp. (USD), 1.31%, 03/06/2018	100,000	100,617
		299,634
Pharmaceutical (4.0%)
AbbVie, Inc. (USD), 1.80%, 05/14/2018	100,000	100,696
Baxalta, Inc. (USD), 1.40%, 06/22/2018 (a)(b)	100,000	98,759
Cardinal Health, Inc. (USD), 1.95%, 06/15/2018	100,000	101,046
Mylan, Inc. (USD), 1.80%, 06/24/2016	65,000	65,056
		365,557
Retail (2.8%)
CVS Health Corp. (USD), 1.20%, 12/05/2016	100,000	100,241
Home Depot, Inc. (USD), 1.00%, 09/15/2017 (a)	80,000	80,341
Lowe’s Cos., Inc. (USD), 1.23%, 09/14/2018 (a)	80,000	80,716
		261,298
Software (1.1%)
Oracle Corp. (USD), 0.83%, 07/07/2017 (a)	100,000	100,080
		4,423,582
Total Corporate Bonds		5,658,656
U.S. AGENCIES (15.0%)
UNITED STATES (15.0%)
Federal Home Loan Bank
(USD), 0.00%, 05/26/2016 (c)	390,000	389,857
(USD), 0.00%, 06/01/2016 (c)	175,000	174,958
(USD), 0.00%, 07/01/2016 (c)	610,000	609,675
(USD), 0.63%, 11/23/2016	200,000	200,113
		1,374,603
Total U.S. Agencies		1,374,603
U.S. TREASURIES (18.3%)
UNITED STATES (18.3%)
U.S. Treasury Floating Rate Note (USD), 0.42%, 10/31/2017 (a)	500,000	500,462
U.S. Treasury Notes
(USD), 0.50%, 06/30/2016 (d)	50,000	50,019
(USD), 0.50%, 02/28/2017	380,000	379,822
(USD), 1.00%, 09/15/2017	700,000	703,062
(USD), 1.00%, 12/31/2017	40,000	40,175
		1,673,540
Total U.S. Treasuries		1,673,540
COMMERCIAL PAPER (2.2%)
UNITED STATES (2.2%)
Ryder System, Inc. (USD), 0.68%, 05/03/2016	200,000	199,992
Total Commercial Paper		199,992
REPURCHASE AGREEMENT (2.5%)
UNITED STATES (2.5%)
Fixed Income Clearing Corp., 0.03%, dated 04/29/2016, due 05/02/2016, repurchase price $225,001 collateralized by U.S. Treasury Note, maturing 05/15/2025; total market value of $233,156	225,000	225,000
Total Repurchase Agreement		225,000
Total Investments (Cost $9,120,620) (e)—100.0%		9,131,854

Other assets in excess of liabilities—0.0%		1,977
Net Assets—100.0%		$9,133,831

(a)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2016.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Issued with a zero coupon.
(d)	A security or a portion of the security was used to cover the margin requirement for futures contracts.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
USD	U.S. Dollar

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

50

Statements of Assets and Liabilities (Unaudited)

April 30, 2016

	Aberdeen Asia Bond Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund	Aberdeen Tax-Free Income Fund
Assets:
Investments, at value	$28,973,131	$28,553,893	$10,621,484	$13,865,014	$91,588,973
Repurchase agreements, at value	1,643,000	675,000	352,000	184,000	1,019,000

Total investments	30,616,131	29,228,893	10,973,484	14,049,014	92,607,973

Foreign currency, at value	531,066	–	22,626	23,706	–
Cash collateral pledged for futures	78,022	–	–	28,022	–
Cash	–	524	416	273	627
Cash at broker for China A shares	526	–	–	–	–
Receivable for investments sold	2,991,313	381,794	–	259,409	–
Interest receivable	377,111	655,026	185,583	105,651	1,125,092
Unrealized appreciation on forward foreign currency exchange contracts	787,504	204,551	111,319	52,735	–
Receivable from Adviser	9,412	8,649	13,411	12,817	9,874
Receivable for capital shares issued	–	–	102	639	35,867
Variation margin receivable for futures contracts	18,556	–	–	12,776	–
Prepaid expenses	54,779	31,958	41,654	48,470	45,409

Total assets	35,464,420	30,511,395	11,348,595	14,593,512	93,824,842

Liabilities:
Due to custodian	195,373	–	–	–	–
Payable for investments purchased	276,522	671,077	57,497	361,347	–
Unrealized depreciation on forward foreign currency exchange contracts	657,095	553,955	90,069	47,449	–
Distributions payable	–	–	–	–	18,733
Payable for capital shares redeemed	1,500	–	26	7,715	–
Accrued foreign capital gains tax	66,110	2,311	3,962	–	–
Accrued expenses and other payables:
Audit fees	24,237	24,237	24,237	24,237	22,644
Investment advisory fees	14,118	17,713	7,108	6,857	32,695
Transfer agent fees	40,035	3,465	2,279	1,562	3,719
Custodian fees	31,062	1,966	2,683	7,690	1,603
Printing fees	3,370	529	1,057	7,181	4,133
Sub-transfer agent and administrative services fees	6,577	72	1,095	4,737	415
Administration fees	2,259	1,889	711	914	6,150
Fund accounting fees	5,768	863	324	453	2,759
Distribution fees	475	507	627	373	2,746
Legal fees	511	690	274	390	2,384
Other	2,919	488	245	315	2,353

Total liabilities	1,327,931	1,279,762	192,194	471,220	100,334

Net Assets	$34,136,489	$29,231,633	$11,156,401	$14,122,292	$93,724,508

Cost:
Investments	$28,785,120	$29,428,407	$12,383,360	$13,659,431	$83,861,616
Repurchase agreements	1,643,000	675,000	352,000	184,000	1,019,000
Foreign currency	525,748	–	22,262	23,294	–

Represented by:
Capital	$41,294,674	$31,850,146	$15,905,343	$14,547,926	$86,208,240
Accumulated net investment income/(loss)	631,253	594,184	(132,693)	40,520	(18,342)
Accumulated net realized (loss) from investments, futures contracts, swaps and foreign currency transactions	(8,042,245)	(1,991,506)	(2,879,845)	(679,859)	(192,747)
Net unrealized appreciation/(depreciation) on investments, futures contracts, forwards and translation of assets and liabilities denominated in foreign currencies	252,807	(1,221,191)	(1,736,404)	213,705	7,727,357

Net Assets	$34,136,489	$29,231,633	$11,156,401	$14,122,292	$93,724,508

Net Assets:
Class A Shares	$620,956	$10,757	$172,506	$733,179	$10,253,469
Class C Shares	382,937	619,234	67,045	273,915	784,310
Class R Shares	10,211	10,096	1,373,478	–	10,649
Institutional Service Class Shares	10,290,064	10,275	8,267	11,427,300	27,962
Institutional Class Shares	22,832,321	28,581,271	9,535,105	1,687,898	82,648,118

Total	$34,136,489	$29,231,633	$11,156,401	$14,122,292	$93,724,508

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

51

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2016

	Aberdeen Asia Bond Fund		Aberdeen Emerging Markets Debt Fund	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund	Aberdeen Tax-Free Income Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	61,981		1,199	23,068	74,197	1,001,949
Class C Shares	38,845		69,147	9,128	28,097	76,751
Class R Shares	1,024		1,126	185,605	–	1,040
Institutional Service Class Shares	1,028,194		1,144	1,096	1,154,135	2,730
Institutional Class Shares	2,274,827		3,186,232	1,264,235	169,694	8,068,011

Total	3,404,871		3,258,848	1,483,132	1,426,123	9,150,481

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.02		$8.97	$7.48	$9.88	$10.23
Class C Shares(a)	$9.86		$8.96	$7.34	$9.75	$10.22
Class R Shares	$9.97		$8.97	$7.40	$–	$10.24
Institutional Service Class Shares	$10.01		$8.98	$7.54	$9.90	$10.24
Institutional Class Shares	$10.04	(b)	$8.97	$7.54	$9.95	$10.24
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.46		$9.37	$7.81	$10.32	$10.68
Maximum Sales Charge:
Class A Shares	4.25%		4.25%	4.25%	4.25%	4.25%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year due to contingent deferred sales charge.
(b)	The NAV shown above differs from the traded NAV on April 30, 2016 due to financial statement rounding and/or financial statement adjustments.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

52

Statements of Assets and Liabilities (Unaudited) (continued)

April 30, 2016

Aberdeen Ultra-Short Duration Bond Fund
Assets:
Investments, at value	$8,906,854
Repurchase agreements, at value	225,000

Total investments	9,131,854

Cash	129
Interest receivable	17,955
Receivable from Adviser	10,168
Prepaid expenses	45,808

Total assets	9,205,914

Liabilities:
Payable for investments purchased	39,968
Distributions payable	386
Payable for capital shares redeemed	1,797
Accrued expenses and other payables:
Audit fees	22,644
Custodian fees	1,925
Investment advisory fees	1,522
Distribution fees	1,509
Transfer agent fees	880
Sub-transfer agent and administrative fees	609
Printing fees	343
Fund accounting fees	252
Legal fees	149
Other	99

Total liabilities	72,083

Net Assets	$9,133,831

Cost:
Investments	$8,895,620
Repurchase agreements	225,000

Represented by:
Capital	$9,129,733
Accumulated net investment (loss)	(268)
Accumulated net realized (loss) from investments, futures contracts, swaps and foreign currency transactions	(6,868)
Net unrealized appreciation on investments, futures contracts, forwards and translation of assets and liabilities denominated in foreign currencies	11,234

Net Assets	$9,133,831

Net Assets:
Class A Shares	$455,351
Class C Shares	1,728,035
Institutional Service Class Shares	17,881
Institutional Class Shares	6,932,564

Total	$9,133,831

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

53

Statements of Assets and Liabilities (Unaudited) (concluded)

April 30, 2016

Aberdeen Ultra-Short Duration Bond Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	45,857
Class C Shares	174,608
Institutional Service Class Shares	1,806
Institutional Class Shares	700,188

Total	922,459

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.93
Class C Shares(a)	$9.90
Institutional Service Class Shares	$9.90
Institutional Class Shares	$9.90
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.37
Maximum Sales Charge:
Class A Shares	4.25%

(a) For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year due to contingent deferred sales charge.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

54

Statements of Operations (Unaudited)

For the Six-Month Period Ended April 30, 2016

	Aberdeen Asia Bond Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund	Aberdeen Tax-Free Income Fund
INVESTMENT INCOME:
Interest income	$1,155,912	$1,239,353	$473,832	$192,194	$1,843,185
Foreign tax withholding	(45,836)	(242)	(4,376)	(3,814)	–
Other income	–	–	972	–	–

	1,110,076	1,239,111	470,428	188,380	1,843,185

EXPENSES:
Investment advisory fees	109,420	103,414	40,675	41,676	197,665
Administration fees	17,507	11,031	4,068	5,557	37,208
Distribution fees Class A	846	13	132	955	12,329
Distribution fees Class C	2,390	3,007	383	1,306	2,993
Distribution fees Class R	25	24	3,253	–	26
Sub-transfer agent and administrative service fees Class A	43	2	84	86	672
Sub-transfer agent and administrative service fees Class C	42	70	5	68	75
Sub-transfer agent and administrative service fees Class R	–	–	666	–	–
Sub-transfer agent and administrative service fees Institutional Service Class	9,993	–	–	10,720	–
Sub-transfer agent and administrative service fees Institutional Class	3,933	–	1,214	256	–
Fund accounting fees	5,346	1,335	497	706	4,396
Transfer agent fees	35,537	3,439	7,050	8,779	29,569
Trustee fees	1,940	927	345	489	3,180
Legal fees	2,377	958	360	504	3,285
Printing fees	11,979	4,000	4,229	9,559	11,063
Custodian fees	43,491	8,004	13,204	18,392	3,371
Registration and filing fees	30,577	27,572	31,105	26,768	27,432
Audit fees	20,139	20,139	20,140	20,139	18,648
Other	14,161	4,027	5,248	4,997	7,944

Total expenses before reimbursed/waived expenses	309,746	187,962	132,658	150,957	359,856
Interest expense (Note 9)	1,792	–	–	–	–

Total operating expenses before reimbursed/waived expenses	311,538	187,962	132,658	150,957	359,856
Expenses reimbursed	(143,261)	(60,820)	(82,381)	(78,849)	(55,477)

Net expenses	168,277	127,142	50,277	72,108	304,379

Net Investment Income	941,799	1,111,969	420,151	116,272	1,538,806

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(1,650,392)	(1,051,764)	(469,701)	(368,658)	15,075
Realized gain/(loss) on futures contracts	(20,219)	–	–	(41,699)	–
Realized gain/(loss) on foreign currency transactions	(892,612)	79,114	(152,333)	119,409	–

Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(2,563,223)	(972,650)	(622,034)	(290,948)	15,075

Net change in unrealized appreciation/(depreciation) on investment transactions	1,657,011	1,817,553	961,169	874,852	392,580
Net change in unrealized appreciation/(depreciation) on futures contracts	20,078	–	–	(9,400)	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	776,135	(407,505)	61,036	15,285	–

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	2,453,224	1,410,048	1,022,205	880,737	392,580

Net realized/unrealized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(109,999)	437,398	400,171	589,789	407,655

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$831,800	$1,549,367	$820,322	$706,061	$1,946,461

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

55

Statements of Operations (Unaudited) (concluded)

For the Six-Month Period Ended April 30, 2016

Aberdeen Ultra-Short Duration Bond Fund
INVESTMENT INCOME:
Interest income	$44,857
Foreign tax withholding	(106)

44,751

EXPENSES:
Investment advisory fees	9,022
Administration fees	3,609
Distribution fees Class A	553
Distribution fees Class C	6,372
Fund accounting fees	399
Transfer agent fees	3,018
Trustee fees	301
Legal fees	530
Printing fees	3,354
Custodian fees	3,029
Registration and filing fees	27,219
Audit fees	18,648
Other	2,508

Total operating expenses before reimbursed/waived expenses	78,562
Expenses reimbursed	(58,103)

Net expenses	20,459

Net Investment Income	24,292

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions and securities sold short (including $812,526, $0, $0, $0 and $0 capital gains tax, respectively)	(1,380)
Realized gain/(loss) on futures contracts	928

Net realized loss from investments, futures contracts, swaps and foreign currency transactions	(452)

Net change in unrealized appreciation/(depreciation) on investment transactions	12,009
Net change in unrealized appreciation/(depreciation) on futures contracts	(1,024)

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	10,985

Net realized/unrealized gain from investments, futures contracts, swaps and foreign currency transactions	10,533

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$34,825

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

56

Statements of Changes in Net Assets

	Aberdeen Asia Bond Fund		Aberdeen Emerging Markets Debt Fund		Aberdeen Emerging Markets Debt Local Currency Fund
	Six-Month Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six-Month Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six-Month Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$941,799	$8,860,617	$1,111,969	$1,697,019	$420,151	$1,284,735
Net realized (loss) from investments, futures contracts, swaps and foreign currency transactions	(2,563,223)	(22,887,120)	(972,650)	(1,242,397)	(622,034)	(6,673,474)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	2,453,224	2,903,111	1,410,048	(2,373,318)	1,022,205	1,212,230

Changes in net assets resulting from operations	831,800	(11,123,392)	1,549,367	(1,918,696)	820,322	(4,176,509)

Distributions to Shareholders From:
Net investment income:
Class A	(7,596)	(3,241)	(300)	(382)	(1,352)	–
Class C	(5,446)	(82)	(17,449)	(304)	(646)	–
Class R	(93)	(27)	(278)	(345)	(16,629)	–
Institutional Service Class	(107,254)	(64,826)	(308)	(388)	(102)	–
Institutional Class	(331,890)	(1,726,330)	(871,476)	(1,168,032)	(119,171)	–
Tax return of capital:
Class A	–	(6,427)	–	–	–	–
Institutional Class	–	(1,778,188)	–	–	–	–
Class C	–	(4,710)	–	–	–	–
Class R	–	(80)	–	–	–	–
Institutional Service Class	–	(93,150)	–	–	–	–

Change in net assets from shareholder distributions	(452,279)	(3,677,061)	(889,811)	(1,169,451)	(137,900)	–

Common Stock Transactions:
Change in net assets from capital transactions	(52,619,623)	(136,620,706)	422,291	24,284	(114,424)	(16,269,298)

Change in net assets	(52,240,102)	(151,421,159)	1,081,847	(3,063,863)	567,998	(20,445,807)

Net Assets:
Beginning of period	86,376,591	237,797,750	28,149,786	31,213,649	10,588,403	31,034,210

End of period	$34,136,489	$86,376,591	$29,231,633	$28,149,786	$11,156,401	$10,588,403

Accumulated net investment income/(loss) at end of period	$631,253	$141,733	$594,184	$372,026	$(132,693)	$(414,944)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

57

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Fund		Aberdeen Emerging Markets Debt Fund		Aberdeen Emerging Markets Debt Local Currency Fund
	Six-Month Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six-Month Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six-Month Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,456	$11,688	$2,256	$1,844	$84,953	$1,276
Dividends reinvested	7,596	9,668	300	382	1,352	–
Cost of shares redeemed(a)	(174,608)	(34,783)	(1,947)	(1,491)	(31,339)	(11,735)

Total Class A	(164,556)	(13,427)	609	735	54,966	(10,459)

Class C Shares
Proceeds from shares issued	56,014	130,000	–	672,910	–	7,000
Dividends reinvested	3,688	2,278	17,449	304	646	–
Cost of shares redeemed(a)	(288,845)	(94,335)	(59,523)	(9,321)	(60,548)	(49,278)

Total Class C	(229,143)	37,943	(42,074)	663,893	(59,902)	(42,278)

Class R Shares
Proceeds from shares issued	–	–	–	–	96,890	191,286
Dividends reinvested	93	108	278	345	16,630	–
Cost of shares redeemed(a)	–	–	–	–	(191,921)	(865,320)

Total Class R	93	108	278	345	(78,401)	(674,034)

Institutional Service Class Shares
Proceeds from shares issued	181,000	2,206,195	–	–	–	–
Dividends reinvested	106,653	157,975	308	388	102	–
Cost of shares redeemed(a)	(1,349,678)	(2,108,634)	–	–	–	–

Total Institutional Service Class	(1,062,025)	255,536	308	388	102	–

Institutional Class Shares
Proceeds from shares issued	1,657,065	55,863,369	–	3,564,492	908	2,829,692
Dividends reinvested	326,914	2,585,481	858,055	1,146,714	118,544	–
Cost of shares redeemed(a)	(53,147,971)	(195,349,716)	(394,885)	(5,352,283)	(150,641)	(18,372,219)

Total Institutional Class	(51,163,992)	(136,900,866)	463,170	(641,077)	(31,189)	(15,542,527)

Change in net assets from capital transactions:	$(52,619,623)	$(136,620,706)	$422,291	$24,284	$(114,424)	$(16,269,298)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

58

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Fund		Aberdeen Emerging Markets Debt Fund		Aberdeen Emerging Markets Debt Local Currency Fund
	Six-Month Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six-Month Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six-Month Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A Shares
Issued	246	1,158	258	203	11,854	130
Reinvested	798	976	36	42	204	–
Redeemed	(18,446)	(3,540)	(228)	(171)	(4,593)	(1,503)

Total Class A Shares	(17,402)	(1,406)	66	74	7,465	(1,373)

Class C Shares
Issued	5,903	13,046	–	74,198	–	953
Reinvested	393	232	2,095	34	99	–
Redeemed	(30,397)	(9,540)	(7,146)	(1,078)	(9,259)	(6,351)

Total Class C Shares	(24,101)	3,738	(5,051)	73,154	(9,160)	(5,398)

Class R Shares
Issued	–	–	–	–	14,413	24,817
Reinvested	10	10	34	38	2,531	–
Redeemed	–	–	–	–	(28,420)	(109,539)

Total Class R Shares	10	10	34	38	(11,476)	(84,722)

Institutional Service Class Shares
Issued	18,648	221,151	–	–	–	–
Reinvested	11,227	15,973	37	43	15	–
Redeemed	(140,489)	(214,232)	–	–	–	–

Total Institutional Service Class Shares	(110,614)	22,892	37	43	15	–

Institutional Class Shares
Issued	173,286	5,575,054	–	403,185	133	345,981
Reinvested	34,340	261,424	103,255	127,086	17,719	–
Redeemed	(5,505,898)	(20,286,804)	(48,224)	(604,220)	(21,900)	(2,302,403)

Total Institutional Class Shares	(5,298,272)	(14,450,326)	55,031	(73,949)	(4,048)	(1,956,422)

Total change in shares:	(5,450,379)	(14,425,092)	50,117	(640)	(17,204)	(2,047,915)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

59

Statements of Changes in Net Assets (continued)

	Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund
	Six-Month Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six-Month Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six-Month Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$116,272	$424,958	$1,538,806	$3,198,764	$24,292	$51,894
Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(290,948)	(1,666,221)	15,075	(207,822)	(452)	(4,093)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	880,737	1,245	392,580	(1,335,081)	10,985	(21,730)

Changes in net assets resulting from operations	706,061	(1,240,018)	1,946,461	1,655,861	34,825	26,071

Distributions to Shareholders From:
Net investment income:
Class A	(2,781)	(11,375)	(151,873)	(288,498)	(979)	(1,275)
Class C	(551)	(3,078)	(7,159)	(13,999)	(18)	–
Class R	–	–	(150)	(294)	–	–
Institutional Service Class	(40,809)	(158,896)	(295)	(578)	(65)	(119)
Institutional Class	(5,182)	(26,118)	(1,379,329)	(2,867,751)	(25,129)	(50,245)
Net realized gains:
Class A	–	–	–	(31,102)	–	–
Class C	–	–	–	(1,976)	–	–
Class R	–	–	–	(34)	–	–
Institutional Service Class	–	–	–	(56)	–	–
Institutional Class	–	–	–	(290,135)	–	–
Tax return of capital:
Class A	–	–	–	(2,701)	–	–
Class C	–	–	–	(171)	–	–
Class R	–	–	–	(3)	–	–
Institutional Service Class	–	–	–	(5)	–	–
Institutional Class	–	–	–	(24,764)	–	–

Change in net assets from shareholder distributions	(49,323)	(199,467)	(1,538,806)	(3,522,067)	(26,191)	(51,639)

Common Stock Transactions:
Change in net assets from capital transactions	(1,791,549)	(4,305,552)	197,939	(4,988,346)	1,128,482	(2,236,309)

Change in net assets	(1,134,811)	(5,745,037)	605,594	(6,854,552)	1,137,116	(2,261,877)

Net Assets:
Beginning of period	15,257,103	21,002,140	93,118,914	99,973,466	7,996,715	10,258,592

End of period	$14,122,292	$15,257,103	$93,724,508	$93,118,914	$9,133,831	$7,996,715

Accumulated net investment income/(loss) at end of period	$40,520	$(26,429)	$(18,342)	$(18,342)	$(268)	$1,631

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

60

Statements of Changes in Net Assets (continued)

	Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund
	Six-Month Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six-Month Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six-Month Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$30,262	$96,008	$1,293,666	$1,527,840	$127,501	$377,386
Dividends reinvested	2,151	8,304	110,009	244,174	963	1,270
Cost of shares redeemed(a)	(161,092)	(379,939)	(269,287)	(1,897,534)	(87,032)	(74,216)

Total Class A	(128,679)	(275,627)	1,134,388	(125,520)	41,432	304,440

Class C Shares
Proceeds from shares issued	24,120	4,586	342,525	604,777	1,725,123 (b)	–
Dividends reinvested	518	2,886	5,517	11,062	–	–
Cost of shares redeemed(a)	(14,403)	(106,663)	(443,846)	(370,995)	–	–

Total Class C	10,235	(99,191)	(95,804)	244,844	1,725,123	–

Class R Shares
Dividends reinvested	–	–	150	333	–	–

Total Class R	–	–	150	333	–	–

Institutional Service Class Shares
Proceeds from shares issued	296,683	2,140,657	10,060	–	16,892	3,783
Dividends reinvested	39,375	153,422	296	644	61	118
Cost of shares redeemed(a)	(2,201,144)	(5,096,813)	(15)	(15)	(16,907)	(4,819)

Total Institutional Service Class	(1,865,086)	(2,802,734)	10,341	629	46	(918)

Institutional Class Shares
Proceeds from shares issued	325,719	297,735	444,718	921,676	998	27,077
Dividends reinvested	5,179	26,109	1,009,798	2,414,223	24,227	50,723
Cost of shares redeemed(a)	(138,917)	(1,451,844)	(2,305,652)	(8,444,531)	(663,344)	(2,617,631)

Total Institutional Class	191,981	(1,128,000)	(851,136)	(5,108,632)	(638,119)	(2,539,831)

Change in net assets from capital transactions:	$(1,791,549)	$(4,305,552)	$197,939	$(4,988,346)	$1,128,482	$(2,236,309)

(a)	Includes redemption fees, if any.
(b)	For the period from December 14, 2015 (commencement of operations of Class C) through April 30, 2016.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2016 Semi-Annual Report

61

Statements of Changes in Net Assets (concluded)

	Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund
	Six-Month Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six-Month Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015	Six-Month Period Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
SHARE TRANSACTIONS:
Class A Shares
Issued	3,229	9,806	127,149	148,282	12,869	37,961
Reinvested	233	853	10,780	23,786	97	128
Redeemed	(17,120)	(39,780)	(26,394)	(184,867)	(8,791)	(7,470)

Total Class A Shares	(13,658)	(29,121)	111,535	(12,799)	4,175	30,619

Class C Shares
Issued	2,616	481	33,618	59,395	174,608 (a)	–
Reinvested	57	298	542	1,080	–	–
Redeemed	(1,533)	(11,369)	(43,681)	(36,217)	–	–

Total Class C Shares	1,140	(10,590)	(9,521)	24,258	174,608	–

Class R Shares
Reinvested	–	–	15	32	–	–

Total Class R Shares	–	–	15	32	–	–

Institutional Service Class Shares
Issued	31,484	219,035	982	–	1,706	381
Reinvested	4,252	15,752	29	63	6	12
Redeemed	(235,991)	(532,422)	(1)	(2)	(1,708)	(486)

Total Institutional Service Class Shares	(200,255)	(297,635)	1,010	61	4	(93)

Institutional Class Shares
Issued	33,814	30,652	43,507	89,700	101	2,732
Reinvested	557	2,675	98,860	234,881	2,452	5,122
Redeemed	(14,651)	(151,061)	(225,845)	(823,655)	(67,086)	(264,051)

Total Institutional Class Shares	19,720	(117,734)	(83,478)	(499,074)	(64,533)	(256,197)

Total change in shares:	(193,053)	(455,080)	19,561	(487,522)	114,254	(225,671)

(a)	For the period from December 14, 2015 (commencement of operations Class C) through April 30, 2016.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains/ (Losses) on Invest- ments	Total from Investment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2016*	$9.75	$0.20	$0.17	$0.37	$(0.10)	$–	$–	$(0.10)	$–	$10.02
Year Ended October 31, 2015	10.19	0.39	(0.71)	(0.32)	(0.04)	–	(0.08)	(0.12)	–	9.75
Year Ended October 31, 2014	10.43	0.35	(0.12)	0.23	(0.14)	(0.33)	–	(0.47)	–	10.19
Year Ended October 31, 2013	11.26	0.34	(0.85)	(0.51)	(0.25)	(0.07)	–	(0.32)	–	10.43
Period Ended October 31, 2012(i)	10.92	0.23	0.29	0.52	(0.18)	–	–	(0.18)	–	11.26
Class C Shares
Six Months Ended April 30, 2016*	9.62	0.16	0.16	0.32	(0.08)	–	–	(0.08)	–	9.86
Year Ended October 31, 2015	10.10	0.31	(0.71)	(0.40)	–	–	(0.08)	(0.08)	–	9.62
Year Ended October 31, 2014	10.37	0.28	(0.11)	0.17	(0.11)	(0.33)	–	(0.44)	–	10.10
Year Ended October 31, 2013	11.24	0.26	(0.86)	(0.60)	(0.20)	(0.07)	–	(0.27)	–	10.37
Period Ended October 31, 2012(i)	10.92	0.17	0.31	0.48	(0.16)	–	–	(0.16)	–	11.24
Class R Shares
Six Months Ended April 30, 2016*	9.71	0.19	0.16	0.35	(0.09)	–	–	(0.09)	–	9.97
Year Ended October 31, 2015	10.16	0.36	(0.70)	(0.34)	(0.03)	–	(0.08)	(0.11)	–	9.71
Year Ended October 31, 2014	10.42	0.33	(0.12)	0.21	(0.14)	(0.33)	–	(0.47)	–	10.16
Year Ended October 31, 2013	11.27	0.31	(0.86)	(0.55)	(0.23)	(0.07)	–	(0.30)	–	10.42
Period Ended October 31, 2012(i)	10.92	0.22	0.29	0.51	(0.16)	–	–	(0.16)	–	11.27
Institutional Service Class Shares
Six Months Ended April 30, 2016*	9.74	0.20	0.17	0.37	(0.10)	–	–	(0.10)	–	10.01
Year Ended October 31, 2015	10.20	0.39	(0.72)	(0.33)	(0.05)	–	(0.08)	(0.13)	–	9.74
Year Ended October 31, 2014	10.43	0.35	(0.10)	0.25	(0.15)	(0.33)	–	(0.48)	–	10.20
Year Ended October 31, 2013	11.27	0.34	(0.86)	(0.52)	(0.25)	(0.07)	–	(0.32)	–	10.43
Year Ended October 31, 2012	10.99	0.35	0.38	0.73	(0.45)	–	–	(0.45)	–	11.27
Year Ended October 31, 2011	11.44	0.39	0.03	0.42	(0.87)	–	–	(0.87)	–	10.99
Institutional Class Shares
Six Months Ended April 30, 2016*	9.76	0.21	0.17	0.38	(0.10)	–	–	(0.10)	–	10.04
Year Ended October 31, 2015	10.22	0.40	(0.70)	(0.30)	(0.08)	–	(0.08)	(0.16)	–	9.76
Year Ended October 31, 2014	10.45	0.38	(0.12)	0.26	(0.16)	(0.33)	–	(0.49)	–	10.22
Year Ended October 31, 2013	11.27	0.36	(0.84)	(0.48)	(0.27)	(0.07)	–	(0.34)	–	10.45
Year Ended October 31, 2012	11.00	0.38	0.36	0.74	(0.47)	–	–	(0.47)	–	11.27
Year Ended October 31, 2011	11.44	0.42	0.03	0.45	(0.89)	–	–	(0.89)	–	11.00

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

64

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)		Portfolio Turnover (c)(f)

3.80%		$621	0.97%	4.18%	1.61	%(g)	30.38%
(3.16%)		774	0.96%	3.91%	1.09	%(h)	93.16%
2.41%		824	0.95%	3.52%	1.05%		57.03%
(4.64%)		1,807	0.95%	3.18%	1.03%		77.93%
4.87%		1,275	0.92%	3.14%	0.99%		62.96%

3.41%		383	1.71%	3.41%	2.37	%(g)	30.38%
(3.97	%)(j)	606	1.71%	3.19%	1.84	%(h)	93.16%
1.76	%(j)	598	1.70%	2.77%	1.80%		57.03%
(5.46	%)(j)	637	1.70%	2.39%	1.78%		77.93%
4.44%		393	1.67%	2.31%	1.74%		62.96%

3.67%		10	1.21%	3.94%	1.85	%(g)	30.38%
(3.40%)		10	1.20%	3.69%	1.33	%(h)	93.16%
2.14%		10	1.20%	3.25%	1.31%		57.03%
(5.04%)		10	1.20%	2.84%	1.28%		77.93%
4.76%		11	1.17%	2.97%	1.24%		62.96%

3.81%		10,290	0.90%	4.25%	1.54	%(g)	30.38%
(3.21%)		11,087	0.96%	3.92%	1.09	%(h)	93.16%
2.54	%(j)	11,377	0.94%	3.52%	1.04%		57.03%
(4.74%)		11,083	0.95%	3.09%	1.03%		77.93%
6.93%		12,449	0.93%	3.21%	0.97%		62.96%
3.75%		9,059	0.91%	3.57%	0.92%		71.15%

3.95	%(j)	22,832	0.71%	4.34%	1.37	%(g)	30.38%
(2.99%)		73,900	0.70%	3.99%	0.83	%(h)	93.16%
2.72%		224,989	0.70%	3.77%	0.80%		57.03%
(4.40	%)(j)	232,639	0.70%	3.27%	0.78%		77.93%
7.07	%(j)	467,668	0.69%	3.46%	0.72%		62.96%
3.97%		646,246	0.66%	3.84%	0.67%		71.15%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to 0.01%
(h)	Includes interest expense that amounts to less than 0.01%.
(i)	For the period from February 27, 2012 (commencement of operations) through October 31, 2012.
(j)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2016 Semi-Annual Report

65

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains/ (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2016*	$8.77	$0.33	$0.13	$0.46	$(0.26)	$(0.26)	$8.97
Year Ended October 31, 2015	9.73	0.49	(1.11)	(0.62)	(0.34)	(0.34)	8.77
Year Ended October 31, 2014	9.54	0.42	0.11	0.53	(0.34)	(0.34)	9.73
Year Ended October 31, 2013	10.00	0.35	(0.59)	(0.24)	(0.22)	(0.22)	9.54
Class C Shares
Six Months Ended April 30, 2016*	8.76	0.30	0.14	0.44	(0.24)	(0.24)	8.96
Year Ended October 31, 2015	9.72	0.38	(1.05)	(0.67)	(0.29)	(0.29)	8.76
Year Ended October 31, 2014	9.53	0.34	0.11	0.45	(0.26)	(0.26)	9.72
Year Ended October 31, 2013	10.00	0.27	(0.59)	(0.32)	(0.15)	(0.15)	9.53
Class R Shares
Six Months Ended April 30, 2016*	8.77	0.32	0.13	0.45	(0.25)	(0.25)	8.97
Year Ended October 31, 2015	9.73	0.46	(1.10)	(0.64)	(0.32)	(0.32)	8.77
Year Ended October 31, 2014	9.54	0.39	0.11	0.50	(0.31)	(0.31)	9.73
Year Ended October 31, 2013	10.00	0.32	(0.58)	(0.26)	(0.20)	(0.20)	9.54
Institutional Service Class Shares
Six Months Ended April 30, 2016*	8.78	0.35	0.13	0.48	(0.28)	(0.28)	8.98
Year Ended October 31, 2015	9.74	0.51	(1.11)	(0.60)	(0.36)	(0.36)	8.78
Year Ended October 31, 2014	9.55	0.44	0.11	0.55	(0.36)	(0.36)	9.74
Year Ended October 31, 2013	10.00	0.37	(0.58)	(0.21)	(0.24)	(0.24)	9.55
Institutional Class Shares
Six Months Ended April 30, 2016*	8.77	0.34	0.14	0.48	(0.28)	(0.28)	8.97
Year Ended October 31, 2015	9.73	0.52	(1.12)	(0.60)	(0.36)	(0.36)	8.77
Year Ended October 31, 2014	9.54	0.47	0.08	0.55	(0.36)	(0.36)	9.73
Year Ended October 31, 2013	10.00	0.37	(0.59)	(0.22)	(0.24)	(0.24)	9.54

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

66

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)		Portfolio Turnover (c)(f)

5.51%		$11	1.19%		7.75%	1.62%		26.63%
(6.41%)		10	1.17	%(g)	5.39%	1.65	%(g)	64.60%
5.64%		10	1.15%		4.35%	1.85%		60.31%
(2.43%)		10	1.15%		3.58%	2.57%		55.26%

5.17%		619	1.90%		7.05%	2.37%		26.63%
(6.98%)		650	1.90	%(g)	4.29%	2.38	%(g)	64.60%
4.83	%(h)	10	1.89%		3.60%	2.60%		60.31%
(3.20	%)(h)	10	1.90%		2.83%	3.32%		55.26%

5.41%		10	1.40%		7.63%	1.84%		26.63%
(6.60%)		10	1.40	%(g)	5.09%	1.88	%(g)	64.60%
5.37%		10	1.40%		4.10%	2.10%		60.31%
(2.66%)		10	1.40%		3.34%	2.82%		55.26%

5.70%		10	0.90%		8.15%	1.34%		26.63%
(6.22	%)(h)	10	0.90	%(g)	5.62%	1.38	%(g)	64.60%
5.80	%(h)	10	0.90%		4.60%	1.60%		60.31%
(2.11	%)(h)	10	0.90%		3.83%	2.32%		55.26%

5.71%		28,581	0.90%		8.09%	1.34%		26.63%
(6.23%)		27,471	0.90	%(g)	5.71%	1.38	%(g)	64.60%
5.91%		31,173	0.90%		4.79%	1.60%		60.31%
(2.21%)		9,742	0.90%		3.81%	2.32%		55.26%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2016 Semi-Annual Report

67

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Local Currency Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2016*	$7.02	$0.28	$0.27	$0.55	$(0.09)	$–	$–	$(0.09)	$7.48
Year Ended October 31, 2015	8.73	0.50	(2.21)	(1.71)	–	–	–	–	7.02
Year Ended October 31, 2014	9.15	0.50	(0.82)	(0.32)	(0.10)	–	–	(0.10)	8.73
Year Ended October 31, 2013	9.65	0.44	(0.79)	(0.35)	(0.15)	–	–	(0.15)	9.15
Year Ended October 31, 2012	9.30	0.49	0.15	0.64	(0.05)	(0.10)	(0.14)	(0.29)	9.65
Period Ended October 31, 2011(g)	10.00	0.21	(0.77)	(0.56)	(0.07)	(0.03)	(0.04)	(0.14)	9.30
Class C Shares
Six Months Ended April 30, 2016*	6.91	0.25	0.25	0.50	(0.07)	–	–	(0.07)	7.34
Year Ended October 31, 2015	8.63	0.48	(2.20)	(1.72)	–	–	–	–	6.91
Year Ended October 31, 2014	9.11	0.44	(0.83)	(0.39)	(0.09)	–	–	(0.09)	8.63
Year Ended October 31, 2013	9.63	0.37	(0.78)	(0.41)	(0.11)	–	–	(0.11)	9.11
Year Ended October 31, 2012	9.28	0.42	0.14	0.56	(0.01)	(0.10)	(0.10)	(0.21)	9.63
Period Ended October 31, 2011(g)	10.00	0.18	(0.77)	(0.59)	(0.06)	(0.03)	(0.04)	(0.13)	9.28
Class R Shares
Six Months Ended April 30, 2016*	6.96	0.27	0.26	0.53	(0.09)	–	–	(0.09)	7.40
Year Ended October 31, 2015	8.67	0.52	(2.23)	(1.71)	–	–	–	–	6.96
Year Ended October 31, 2014	9.13	0.47	(0.84)	(0.37)	(0.09)	–	–	(0.09)	8.67
Year Ended October 31, 2013	9.64	0.40	(0.78)	(0.38)	(0.13)	–	–	(0.13)	9.13
Year Ended October 31, 2012	9.30	0.44	0.18	0.62	(0.04)	(0.10)	(0.14)	(0.28)	9.64
Period Ended October 31, 2011(g)	10.00	0.20	(0.77)	(0.57)	(0.06)	(0.03)	(0.04)	(0.13)	9.30
Institutional Service Class Shares
Six Months Ended April 30, 2016*	7.07	0.30	0.26	0.56	(0.09)	–	–	(0.09)	7.54
Year Ended October 31, 2015	8.75	0.59	(2.27)	(1.68)	–	–	–	–	7.07
Year Ended October 31, 2014	9.17	0.53	(0.84)	(0.31)	(0.11)	–	–	(0.11)	8.75
Year Ended October 31, 2013	9.65	0.47	(0.79)	(0.32)	(0.16)	–	–	(0.16)	9.17
Year Ended October 31, 2012	9.30	0.51	0.15	0.66	(0.06)	(0.10)	(0.15)	(0.31)	9.65
Period Ended October 31, 2011(g)	10.00	0.22	(0.77)	(0.55)	(0.08)	(0.03)	(0.04)	(0.15)	9.30
Institutional Class Shares
Six Months Ended April 30, 2016*	7.08	0.29	0.26	0.55	(0.09)	–	–	(0.09)	7.54
Year Ended October 31, 2015	8.75	0.55	(2.22)	(1.67)	–	–	–	–	7.08
Year Ended October 31, 2014	9.17	0.53	(0.84)	(0.31)	(0.11)	–	–	(0.11)	8.75
Year Ended October 31, 2013	9.65	0.47	(0.79)	(0.32)	(0.16)	–	–	(0.16)	9.17
Year Ended October 31, 2012	9.31	0.51	0.14	0.65	(0.06)	(0.10)	(0.15)	(0.31)	9.65
Period Ended October 31, 2011(g)	10.00	0.23	(0.77)	(0.54)	(0.08)	(0.03)	(0.04)	(0.15)	9.31

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

68

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Local Currency Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

7.99%		$173	1.31%	8.36%	2.91%	20.66%
(19.59%)		110	1.32%	6.44%	2.31%	58.38%
(3.53%)		148	1.19%	5.70%	1.65%	46.26%
(3.77%)		678	1.22%	4.61%	1.63%	86.05%
7.05%		528	1.17%	5.25%	2.10%	74.49%
(5.60%)		76	1.15%	4.50%	2.07%	34.36%

7.39%		67	1.90%	7.28%	3.51%	20.66%
(19.93%)		126	1.91%	6.30%	2.90%	58.38%
(4.28%)		204	1.90%	5.03%	2.37%	46.26%
(4.38%)		331	1.90%	3.88%	2.31%	86.05%
6.13%		274	1.90%	4.49%	2.83%	74.49%
(5.94%)		344	1.90%	3.80%	2.80%	34.36%

7.71%		1,373	1.50%	8.04%	3.10%	20.66%
(19.72%)		1,371	1.64%	6.69%	2.63%	58.38%
(4.04%)		2,443	1.65%	5.34%	2.11%	46.26%
(4.06%)		2,521	1.63%	4.26%	2.04%	86.05%
6.79%		1,292	1.65%	4.67%	2.58%	74.49%
(5.73%)		9	1.40%	4.11%	2.33%	34.36%

8.16%		8	0.90%	8.86%	2.50%	20.66%
(19.20%)		8	0.91%	7.55%	1.90%	58.38%
(3.36%)		9	0.90%	6.00%	1.37%	46.26%
(3.39%)		10	0.90%	4.87%	1.31%	86.05%
7.26%		10	0.90%	5.49%	1.83%	74.49%
(5.54%)		9	0.90%	4.60%	1.83%	34.36%

8.00%		9,535	0.90%	8.30%	2.52%	20.66%
(19.09	%)(h)	8,974	0.91%	6.98%	1.90%	58.38%
(3.36	%)(h)	28,229	0.90%	6.01%	1.37%	46.26%
(3.39	%)(h)	48,763	0.90%	4.91%	1.31%	86.05%
7.15	%(h)	28,411	0.90%	5.49%	1.83%	74.49%
(5.54%)		30,325	0.90%	4.67%	1.82%	34.36%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 2, 2011 (commencement of operations) through October 31, 2011.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2016 Semi-Annual Report

69

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2016*	$9.41	$0.07	$0.43	$0.50	$(0.03)	$(0.03)	$–	$9.88
Year Ended October 31, 2015	10.12	0.22	(0.84)	(0.62)	(0.09)	(0.09)	–	9.41
Year Ended October 31, 2014	10.37	0.24	(0.23)	0.01	(0.26)	(0.26)	–	10.12
Year Ended October 31, 2013	10.61	0.14	(0.38)	(0.24)	–	–	–	10.37
Year Ended October 31, 2012	10.50	0.17	0.19	0.36	(0.25)	(0.25)	–	10.61
Year Ended October 31, 2011	10.89	0.22	(0.10)	0.12	(0.51)	(0.51)	–	10.50
Class C Shares
Six Months Ended April 30, 2016*	9.30	0.04	0.43	0.47	(0.02)	(0.02)	–	9.75
Year Ended October 31, 2015	10.07	0.14	(0.83)	(0.69)	(0.08)	(0.08)	–	9.30
Year Ended October 31, 2014	10.23	0.16	(0.23)	(0.07)	(0.09)	(0.09)	–	10.07
Year Ended October 31, 2013	10.55	0.06	(0.38)	(0.32)	–	–	–	10.23
Year Ended October 31, 2012	10.44	0.09	0.21	0.30	(0.19)	(0.19)	–	10.55
Year Ended October 31, 2011	10.84	0.14	(0.10)	0.04	(0.44)	(0.44)	–	10.44
Institutional Service Class Shares
Six Months Ended April 30, 2016*	9.42	0.08	0.43	0.51	(0.03)	(0.03)	–	9.90
Year Ended October 31, 2015	10.12	0.22	(0.83)	(0.61)	(0.09)	(0.09)	–	9.42
Year Ended October 31, 2014	10.39	0.25	(0.24)	0.01	(0.28)	(0.28)	–	10.12
Year Ended October 31, 2013	10.62	0.15	(0.38)	(0.23)	–	–	–	10.39
Year Ended October 31, 2012	10.51	0.18	0.19	0.37	(0.26)	(0.26)	–	10.62
Year Ended October 31, 2011	10.90	0.24	(0.09)	0.15	(0.54)	(0.54)	–	10.51
Institutional Class Shares
Six Months Ended April 30, 2016*	9.46	0.09	0.44	0.53	(0.04)	(0.04)	–	9.95
Year Ended October 31, 2015	10.15	0.25	(0.84)	(0.59)	(0.10)	(0.10)	–	9.46
Year Ended October 31, 2014	10.43	0.27	(0.24)	0.03	(0.31)	(0.31)	–	10.15
Year Ended October 31, 2013	10.64	0.17	(0.38)	(0.21)	–	–	–	10.43
Year Ended October 31, 2012	10.52	0.17	0.23	0.40	(0.28)	(0.28)	–	10.64
Year Ended October 31, 2011	10.91	0.25	(0.10)	0.15	(0.54)	(0.54)	–	10.52

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

70

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets(d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

5.35	%(g)	$733	1.12%	1.60%	2.25%	67.17%
(6.13	%)(g)	826	1.11%	2.26%	2.06%	173.93%
0.05	%(g)	1,183	1.10%	2.27%	1.71%	183.14%
(2.26%)		1,888	1.16%	1.32%	1.64%	208.61%
3.56%		2,781	1.21%	1.61%	1.51%	135.98%
1.34%		3,172	1.22%	2.13%	1.38%	199.69%

5.07%		274	1.85%	0.85%	3.03%	67.17%
(6.86%)		251	1.85%	1.51%	2.80%	173.93%
(0.70%)		378	1.85%	1.54%	2.46%	183.14%
(3.03%)		518	1.89%	0.59%	2.37%	208.61%
2.90%		967	1.95%	0.86%	2.25%	135.98%
0.51%		1,060	1.95%	1.38%	2.11%	199.69%

5.46%		11,427	1.04%	1.68%	2.17%	67.17%
(6.02%)		12,761	1.03%	2.33%	1.98%	173.93%
0.07%		16,724	1.01%	2.39%	1.62%	183.14%
(2.17%)		19,547	1.05%	1.44%	1.53%	208.61%
3.64%		25,168	1.13%	1.69%	1.42%	135.98%
1.58%		31,156	0.99%	2.33%	1.31%	199.69%

5.58%		1,688	0.85%	1.83%	2.01%	67.17%
(5.88%)		1,419	0.85%	2.56%	1.80%	173.93%
0.25%		2,717	0.85%	2.63%	1.46%	183.14%
(1.97%)		1,556	0.87%	1.65%	1.37%	208.61%
3.93%		850	0.95%	1.68%	1.25%	135.98%
1.60%		38	0.95%	2.35%	1.11%	199.69%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2016 Semi-Annual Report

71

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2016*	$10.19	$0.16	$0.04	$0.20	$(0.16)	$–	$–	$(0.16)	$10.23
Year Ended October 31, 2015	10.38	0.32	(0.16)	0.16	(0.32)	(0.03)	–	(0.35)	10.19
Year Ended October 31, 2014	10.24	0.32	0.29	0.61	(0.32)	(0.15)	–	(0.47)	10.38
Year Ended October 31, 2013	10.86	0.32	(0.53)	(0.21)	(0.32)	(0.09)	–	(0.41)	10.24
Year Ended October 31, 2012	10.32	0.34	0.55	0.89	(0.34)	(0.01)	–	(0.35)	10.86
Year Ended October 31, 2011	10.37	0.35	(0.03)	0.32	(0.35)	(0.02)	–	(0.37)	10.32
Class C Shares
Six Months Ended April 30, 2016*	10.18	0.12	0.04	0.16	(0.12)	–	–	(0.12)	10.22
Year Ended October 31, 2015	10.37	0.24	(0.16)	0.08	(0.24)	(0.03)	–	(0.27)	10.18
Year Ended October 31, 2014	10.23	0.24	0.29	0.53	(0.24)	(0.15)	–	(0.39)	10.37
Year Ended October 31, 2013	10.85	0.25	(0.54)	(0.29)	(0.24)	(0.09)	–	(0.33)	10.23
Year Ended October 31, 2012	10.31	0.26	0.55	0.81	(0.26)	(0.01)	–	(0.27)	10.85
Year Ended October 31, 2011	10.34	0.27	(0.01)	0.26	(0.27)	(0.02)	–	(0.29)	10.31
Class R Shares
Six Months Ended April 30, 2016*	10.20	0.14	0.05	0.19	(0.15)	–	–	(0.15)	10.24
Year Ended October 31, 2015	10.40	0.29	(0.17)	0.12	(0.29)	(0.03)	–	(0.32)	10.20
Year Ended October 31, 2014	10.25	0.30	0.30	0.60	(0.30)	(0.15)	–	(0.45)	10.40
Period Ended October 31, 2013(g)	10.72	0.20	(0.47)	(0.27)	(0.20)	–	–	(0.20)	10.25
Institutional Service Class Shares
Six Months Ended April 30, 2016*	10.20	0.17	0.04	0.21	(0.17)	–	–	(0.17)	10.24
Year Ended October 31, 2015	10.40	0.34	(0.17)	0.17	(0.34)	(0.03)	–	(0.37)	10.20
Year Ended October 31, 2014	10.25	0.35	0.30	0.65	(0.35)	(0.15)	–	(0.50)	10.40
Period Ended October 31, 2013(g)	10.72	0.23	(0.47)	(0.24)	(0.23)	–	–	(0.23)	10.25
Institutional Class Shares(h)
Six Months Ended April 30, 2016*	10.20	0.17	0.04	0.21	(0.17)	–	–	(0.17)	10.24
Year Ended October 31, 2015	10.40	0.34	(0.17)	0.17	(0.34)	(0.03)	–	(0.37)	10.20
Year Ended October 31, 2014	10.25	0.35	0.30	0.65	(0.35)	(0.15)	–	(0.50)	10.40
Year Ended October 31, 2013	10.87	0.35	(0.53)	(0.18)	(0.35)	(0.09)	–	(0.44)	10.25
Year Ended October 31, 2012	10.33	0.37	0.55	0.92	(0.37)	(0.01)	–	(0.38)	10.87
Year Ended October 31, 2011	10.37	0.37	(0.02)	0.35	(0.37)	(0.02)	–	(0.39)	10.33

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts	listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

72

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

1.94%	$10,253	0.88%	3.08%	1.00%	3.88%
1.56%	9,073	0.88%	3.09%	1.01%	4.85%
6.12%	9,379	0.87%	3.14%	1.00%	5.58%
(1.93%)	9,477	0.88%	3.07%	0.98%	6.11%
8.74%	11,416	0.94%	3.18%	0.94%	13.27%
3.20%	10,200	0.94%	3.44%	0.94%	11.48%

1.58%	784	1.62%	2.40%	1.77%	3.88%
0.82%	878	1.62%	2.37%	1.75%	4.85%
5.34%	643	1.62%	2.39%	1.75%	5.58%
(2.66%)	788	1.62%	2.31%	1.73%	6.11%
7.95%	2,410	1.68%	2.43%	1.68%	13.27%
2.64%	2,069	1.68%	2.69%	1.68%	11.48%

1.83%	11	1.12%	2.83%	1.24%	3.88%
1.24%	10	1.12%	2.85%	1.25%	4.85%
5.96%	10	1.12%	2.89%	1.25%	5.58%
(2.53%)	10	1.12%	2.82%	1.27%	6.11%

2.09%	28	0.62%	3.34%	0.74%	3.88%
1.74%	18	0.62%	3.35%	0.75%	4.85%
6.49%	17	0.62%	3.39%	0.75%	5.58%
(2.19%)	10	0.62%	3.32%	0.77%	6.11%

2.08%	82,648	0.62%	3.34%	0.74%	3.88%
1.72%	83,140	0.62%	3.35%	0.75%	4.85%
6.49%	89,924	0.62%	3.38%	0.75%	5.58%
(1.67%)	93,692	0.62%	3.32%	0.72%	6.11%
9.02%	104,318	0.68%	3.43%	0.68%	13.27%
3.57%	102,304	0.68%	3.69%	0.68%	11.48%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from February 25, 2013 (commencement of operations) through October 31, 2013.
(h)	Formerly Class D shares.

2016 Semi-Annual Report

73

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra-Short Duration Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Six Months Ended April 30, 2016*	$9.92	$0.02	$0.01	$0.03	$(0.02)	$–	$(0.02)	$9.93
Year Ended October 31, 2015	9.95	0.04	(0.03)	0.01	(0.04)	–	(0.04)	9.92
Year Ended October 31, 2014	9.98	0.03	(0.01)	0.02	(0.03)	$(0.02)	(0.05)	9.95
Year Ended October 31, 2013	10.09	0.04	(0.03)	0.01	(0.04)	$(0.08)	(0.12)	9.98
Period Ended October 31, 2012(h)	10.00	0.05	0.09	0.14	(0.04)	$(0.01)	(0.05)	10.09
Class C Shares
Six Months Ended April 30, 2016*(g)	10.00	(0.01)	(0.09)	(0.10)	– (i)	–	–	9.90
Institutional Service Class Shares
Six Months Ended April 30, 2016*	9.89	0.03	0.01	0.04	(0.03)	–	(0.03)	9.90
Year Ended October 31, 2015	9.92	0.06	(0.03)	0.03	(0.06)	–	(0.06)	9.89
Year Ended October 31, 2014	9.97	0.05	(0.02)	0.03	(0.06)	(0.02)	(0.08)	9.92
Year Ended October 31, 2013	10.07	0.07	(0.02)	0.05	(0.07)	(0.08)	(0.15)	9.97
Period Ended October 31, 2012(j)	10.00	0.06	0.07	0.13	(0.06)	–	(0.06)	10.07
Institutional Class Shares
Six Months Ended April 30, 2016*	9.89	0.03	0.01	0.04	(0.03)	–	(0.03)	9.90
Year Ended October 31, 2015	9.92	0.06	(0.03)	0.03	(0.06)	–	(0.06)	9.89
Year Ended October 31, 2014	9.97	0.05	(0.02)	0.03	(0.06)	(0.02)	(0.08)	9.92
Year Ended October 31, 2013	10.08	0.07	(0.03)	0.04	(0.07)	(0.08)	(0.15)	9.97
Year Ended October 31, 2012	10.00	0.07	0.09	0.16	(0.07)	(0.01)	(0.08)	10.08
Period Ended October 31, 2011(l)	10.00	0.05	(0.01)	0.04	(0.04)	–	(0.04)	10.00

*	Unaudited
(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts	listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Semi-Annual Report 2016

74

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra-Short Duration Bond Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

0.32%	$455	0.55%	0.44%	1.84%	22.59%
0.06%	414	0.58%	0.38%	2.05%	59.11%
0.22%	110	0.65%	0.30%	1.38%	81.59%
0.16%	466	0.65%	0.44%	1.25%	93.60%
1.40%	374	0.65%	0.51%	1.05%	166.04%

0.18%	1,728	1.30%	(0.29%)	2.59%	22.59%

0.44%	18	0.30%	0.69%	1.59%	22.59%
0.31%	18	0.33%	0.61%	1.75%	59.11%
0.27%	19	0.40%	0.55%	1.13%	81.59%
0.51%	26	0.40%	0.71%	1.00%	93.60%
1.28%(k)	26	0.40%	0.75%	0.80%	166.04%

0.45%	6,933	0.30%	0.69%	1.59%	22.59%
0.31%	7,565	0.34%	0.61%	1.75%	59.11%
0.27%	10,130	0.40%	0.54%	1.13%	81.59%
0.41%(k)	13,509	0.40%	0.69%	1.00%	93.60%
1.60%(k)	17,927	0.40%	0.72%	0.80%	166.04%
0.54%	35,173	0.40%	0.52%	0.74%	166.41%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from December 14, 2015 (commencement of operations) through April 30, 2016.
(h)	For the period from November 22, 2011 (commencement of operations) through October 31, 2012.
(i)	Less than $0.005 per share.
(j)	For the period from January 20, 2012 (commencement of operations) through October 31, 2012.
(k)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(l)	For the period from November 30, 2010 (commencement of operations) to October 31, 2011.

2016 Semi-Annual Report

75

Notes to Financial Statements

April 30, 2016 (Unaudited)

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2016, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2016, the Trust operated twenty-five (25) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the six (6) funds listed below (each a “Fund”; collectively, the “Funds”):

-	Aberdeen Asia Bond Fund (“Asia Bond Fund”)
-	Aberdeen Emerging Markets Debt Fund (“Emerging Markets Debt Fund”)
-	Aberdeen Emerging Markets Debt Local Currency Fund (“Emerging Markets Debt Local Currency Fund”)
-	Aberdeen Global Fixed Income Fund (“Global Fixed Income Fund”)
-	Aberdeen Tax-Free Income Fund (“Tax-Free Income Fund”)
-	Aberdeen Ultra-Short Duration Bond Fund (“Ultra-Short Duration Bond Fund”)

The Board of Trustees of the Trust (“the Board”) approved a Plan of Liquidation for the Aberdeen High Yield Fund pursuant to which the Fund was liquidated on October 22, 2015 (the “Liquidation”). Shareholder approval of the Liquidation was not required.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades occur in smaller, “odd lot” sizes which may be executed at lower prices than institutional round lot trades. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Derivative instruments are generally valued according to the following procedures. Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Funds’ investment adviser, Aberdeen Asset Management Inc. (the “Adviser”), concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time (as defined below)), the security is valued at fair value as determined by the Funds’ Pricing Committee, taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Funds’ Board of Trustees. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

Semi-Annual Report 2016

76

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The three-level hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of April 30, 2016 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total
Asia Bond Fund
Investments in Securities
Corporate Bonds	–	17,886,966	–	17,886,966
Government Bonds	–	10,410,625	–	10,410,625
Government Agencies	–	675,540	–	675,540
Repurchase Agreement	–	1,643,000	–	1,643,000
Other Financial Instruments
Assets
Futures Contracts	8,032	–	–	8,032
Forward Foreign Currency Exchange Contracts	–	787,504	–	787,504
Liabilities
Futures Contracts	(15,307)	–	–	(15,307)
Forward Foreign Currency Exchange Contracts	–	(657,095)	–	(657,095)

	(7,275)	30,746,540	–	30,739,265

2016 Semi-Annual Report

77

Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total
Emerging Markets Debt Fund
Investments in Securities
Corporate Bonds	–	3,330,106	–	3,330,106
Government Bonds	–	19,771,180	–	19,771,180
Government Agencies	–	5,452,607	–	5,452,607
Repurchase Agreement	–	675,000	–	675,000
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	204,551	–	204,551
Liabilities
Forward Foreign Currency Exchange Contracts	–	(553,955)	–	(553,955)

	–	28,879,489	–	28,879,489

Emerging Markets Debt Local Currency Fund
Investments in Securities
Corporate Bonds	–	726,055	–	726,055
Government Bonds	–	8,440,882	–	8,440,882
Government Agencies	–	1,454,547	–	1,454,547
Repurchase Agreement	–	352,000	–	352,000
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	111,319	–	111,319
Liabilities
Forward Foreign Currency Exchange Contracts	–	(90,069)	–	(90,069)

	–	10,994,734	–	10,994,734

Global Fixed Income Fund
Investments in Securities
Asset-Backed Securities	–	60,800	–	60,800
Commercial Mortgage-Backed Securities	–	608,538	–	608,538
Residential Mortgage-Backed Securities	–	835,959	–	835,959
Corporate Bonds	–	2,978,529	–	2,978,529
Municipal Bonds	–	134,249	–	134,249
Government Bonds	–	5,439,438	–	5,439,438
U.S. Agencies	–	176,049	–	176,049
U.S. Treasuries	–	3,631,452	–	3,631,452
Repurchase Agreement	–	184,000	–	184,000

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total
Global Fixed Income Fund (continued)
Other Financial Instruments
Assets
Futures Contracts	15,289	–	–	15,289
Forward Foreign Currency Exchange Contracts	–	52,735	–	52,735
Liabilities
Futures Contracts	(14,342)	–	–	(14,342)
Forward Foreign Currency Exchange Contracts	–	(47,449)	–	(47,449)

	947	14,054,300	–	14,055,247

Tax-Free Income Fund
Investments in Securities
Municipal Bonds	–	91,588,973	–	91,588,973
Repurchase Agreement	–	1,019,000	–	1,019,000

	–	92,607,973	–	92,607,973

Ultra-Short Duration Bond Fund
Investments in Securities
Asset-Backed Securities	–	63	–	63
Corporate Bonds	–	5,658,656	–	5,658,656
U.S. Agencies	–	1,374,603	–	1,374,603
U.S. Treasuries	–	1,673,540	–	1,673,540
Commercial Paper	–	199,992	–	199,992
Repurchase Agreement	–	225,000	–	225,000

	–	9,131,854	–	9,131,854

For movements between the Levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. During the six-month period ended April 30, 2016, there were no transfers between Levels.

For the six-month period ended April 30, 2016, there were no significant changes to the fair valuation methodologies.

b.	Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on individual repurchase agreements, see the Statements of Investments.

c.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

d.	Foreign Currency Translation

Foreign currency amounts are translated into U.S. Dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service.

e.	Derivative Financial Instruments

The Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the period, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of a Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract into which it has entered.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statements of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

During the period, futures contracts were used to manage interest rate risk and raise the efficiency of one or more Funds. The Asia Bond Fund used futures contracts specifically to manage interest rate risk in Korea as well as to hedge duration risk with respect to the U.S. Dollar denominated Asian credit allocation.

There are significant risks associated with a Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of a Fund’s investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by a Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swaps

Certain Funds enter into swaps to efficiently gain or hedge interest rate or currency risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, a Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. A Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions.

Certain Funds are a party to International Swap and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by certain Funds and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement. To the extent a Fund engages in transactions under these agreements, it is subject to counterparty risk, which is described with respect to swaps both above and below.

Effective June 10, 2013, certain swaps, including interest rate swaps, must be cleared pursuant to U.S. Commodity Futures Trading Commission (“CFTC”) regulations. As a result, interest rate swaps when entered into by the Trust, can no longer be traded over-the-counter and became subject to various regulations and rules of the CFTC. Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds’ maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by having a master netting agreement between the Funds and the counterparties and by the posting of collateral by the counterparties to the Funds to cover the Funds’ exposure to the counterparty. A Fund must also segregate liquid assets to “cover” its obligations under the swap.

Credit Default Swaps

A credit default swap is a credit derivative contract between two counterparties. The buyer makes periodic payments to the seller, and in return receives protection if an underlying financial instrument defaults. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issues (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

would involve the risk that the investment might expire worthless. It also would involve credit risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

During the period, there was no credit default swap activity.

Interest Rate Swaps

Certain Funds may invest in interest rate swap contracts. A Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between a Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Swap contracts may have a term of one to ten years, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from a Fund in accordance with the terms of the contract based on the closing level of the relevant index or security and interest accrual through the valuation date. Changes in the value of swap contracts are recorded as unrealized gains or losses. Periodic cash settlements on interest rate swaps are recorded as realized gains or losses.

During the period, there was no interest rate swap activity.

Summary of Derivative Instruments

Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the location of fair value amounts of derivatives, not accounted for as hedging instruments, as of April 30, 2016:

Location on the Statement of Assets and Liabilities
Derivative Instrument Risk Type	Asset Derivatives	Liability Derivatives
Interest Rate Risk	Unrealized appreciation on futures contracts	Unrealized depreciation on futures contracts
	Variation margin receivable for futures contracts	Variation margin payable for futures contracts
Foreign Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2016:

	Asset Derivatives
Funds	Total Value at April 30, 2016	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Asia Bond Fund	$795,536	$787,504	$8,032
Aberdeen Emerging Markets Debt Fund	204,551	204,551	–
Aberdeen Emerging Markets Debt Local Currency Fund	111,319	111,319	–
Aberdeen Global Fixed Income Fund	68,024	52,735	15,289

	Liabilities Derivatives
Funds	Total Value at April 30, 2016	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Asia Bond Fund	$672,402	$657,095	$15,307
Aberdeen Emerging Markets Debt Fund	553,955	553,955	–
Aberdeen Emerging Markets Debt Local Currency Fund	90,069	90,069	–
Aberdeen Global Fixed Income Fund	61,791	47,449	14,342

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amount Not Offset in Statement of Assets & Liabilities
		Gross Amounts of Assets				Gross Amounts of Liabilities
Description	Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
	Assets				Liabilities

Asia Bond Fund
Forward foreign currency (2)
BNP Paribas	$24,694	$–	$–	$24,694	$–	$–	$–	$–
Credit Suisse	–	–	–	–	146,581	–	–	146,581
Deutsche Bank	–	–	–	–	9,990	–	–	9,990
Goldman Sachs	45,462	(29,343)	–	16,119	29,343	(29,343)	–	–
Royal Bank of Canada	87,076	–	–	87,076	–	–	–	–
Standard Chartered Bank	–	–	–	–	22,730	–	–	22,730
State Street	630,272	(448,451)	–	181,821	448,451	(448,451)	–	–

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instrument (forwards) which are not subject to master netting arrangement across Funds, or other another similar arrangement.
3.	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

		Gross Amount Not Offset in Statement of Assets & Liabilities
		Gross Amounts of Assets				Gross Amounts of Liabilities
Description	Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
Assets					Liabilities

Emerging Markets Debt Fund
Forward foreign currency (2)
Barclays Bank	$–	$–	$–	$–	$846	$–	$–	$846
Citibank	72,487	(66,400)	–	6,087	66,400	(66,400)	–	–
Goldman Sachs	67,643	(67,643)	–	–	275,003	(67,643)	–	207,360
JPMorgan Chase	64,421	(64,421)	–	–	122,806	(64,421)	–	58,385
UBS	–	–	–	–	88,900	–	–	88,900

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instrument (forwards) which are not subject to master netting arrangement across Funds, or other another similar arrangement.
3.	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

		Gross Amount Not Offset in Statement of Assets & Liabilities
		Gross Amounts of Assets				Gross Amounts of Liabilities
Description	Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
	Assets				Liabilities

Emerging Markets Debt Local Currency Fund
Forward foreign currency (2)
Barclays Bank	$2,840	$(2,840)	$–	$–	$34,439	$(2,840)	$–	$31,599
Citibank	40,139	(12,866)	–	27,273	12,866	(12,866)	–	–
Goldman Sachs	37,658	(12,248)	–	25,410	12,248	(12,248)	–	–
JPMorgan Chase	28,294	(17,717)	–	10,577	17,717	(17,717)	–	–
UBS	2,388	(2,388)	–	–	12,799	(2,388)	–	10,411

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instrument (forwards) which are not subject to master netting arrangement across Funds, or other another similar arrangement.
3.	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

		Gross Amount Not Offset in Statement of Assets & Liabilities
		Gross Amounts of Assets				Gross Amounts of Liabilities
Description	Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
	Assets				Liabilities

Global Fixed Income Fund
Forward foreign currency (2)
Barclays Bank	$–	$–	$–	$–	$5,763	$–	$–	$5,763
Citibank	29,751	–	–	29,751	–	–	–	–
Deutsche Bank	5,152	(5,152)	–	–	17,645	(5,152)	–	12,493
Goldman Sachs	2,736	(851)	–	1,885	851	(851)	–	–
JPMorgan Chase	13,224	(589)	–	12,635	589	(589)	–	–
Royal Bank Of Canada	1,246	(1,246)	–	–	17,658	(1,246)	–	16,412
UBS	626	(626)	–	–	4,943	(626)	–	4,317

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instrument (forwards) which are not subject to master netting arrangement across Funds, or other another similar arrangement.
3.	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/(depreciation) on derivatives in the Statement of Operations for the six-month period ended April 30, 2016:

Location on the Statement of Operations Derivative Instrument Risk Type
Interest Rate Risk	Realized gain/(loss) on future contracts transactions
Net change in unrealized appreciation/(depreciation) on futures contracts
Foreign Exchange Risk	Realized gain/(loss) on foreign currency transactions
Net change in unrealized appreciation/(depreciation) on foreign currency transactions

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

The following is a summary of the effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2016:

	Realized Gain or (Loss) on Derivatives Recognized in the Statement of Operations
Funds	Total	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Asia Bond Fund	$(810,680)	$(790,461)	$(20,219)
Aberdeen Emerging Markets Debt Fund	100,821	100,821	–
Aberdeen Emerging Markets Debt Local Currency Fund	(46,289)	(46,289)	–
Aberdeen Global Fixed Income Fund	92,729	134,428	(41,699)
Aberdeen Ultra-Short Duration Bond Fund	928	–	928

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in the Statement of Operations
Funds	Total	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Asia Bond Fund	$760,804	$740,726	$20,078
Aberdeen Emerging Markets Debt Fund	(413,818)	(413,818)	–
Aberdeen Emerging Markets Debt Local Currency Fund	49,836	49,836	–
Aberdeen Global Fixed Income Fund	910	10,310	(9,400)
Aberdeen Ultra-Short Duration Bond Fund	(1,024)	–	(1,024)

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six-month period ended April 30, 2016. The table below summarizes the weighted average values of derivatives holdings by the Funds during the six-month period ended April 30, 2016.

Fund	Forward foreign exchange contracts (Average Notional Value)	Futures contracts (Average Notional Value)
Asia Bond Fund	$90,096,667	$(10,216,667)
Emerging Markets Debt Fund	6,668,739	–
Emerging Markets Debt Local Currency Fund	3,978,413	–
Global Fixed Income Fund	6,647,089	(240,820)
Ultra-Short Duration Bond Fund	–	(200,000)

f.	Credit-Linked Notes

The Asia Bond Fund invests in credit-linked securities, which are unstructured, unleveraged pass-through vehicles to an underlying security denominated in a local currency, used for the purposes of efficiently managing access to the market and interest rate risk. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. For the six-month period ended April 30, 2016, none of the Funds held credit-linked notes.

g.	Mortgage Dollar Rolls

Certain Funds may invest in mortgage dollar rolls. Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund could potentially receive gains on the difference between the current sales price and the lower price for the future purchase as well as any interest earned on the proceeds of the initial sale. At the time the Fund enters into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. For accounting purposes, any gain or loss is considered unrealized until the roll reaches completion. Mortgage dollar roll investments entail risks related to the potential inability of counterparties to complete the transaction, which may be heightened because of the delayed payment date. For the six-month period ended April 30, 2016, none of the Funds held mortgage dollar rolls.

h.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

i.	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for the Asia Bond Fund, the Emerging Markets Debt Fund, the Emerging Markets Debt Local Currency Fund and the Global Fixed Income Fund. Distributions from net investment income are declared daily and paid monthly for the Tax-Free Income Fund and the Ultra-Short Duration Bond Fund. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

j.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Asia Bond Fund	On all assets	0.500%
Emerging Markets Debt Fund	Up to $500 million	0.750%
	On $500 million and more	0.700%
Emerging Markets Debt Local Currency Fund	Up to $500 million	0.800%
	On $500 million and more	0.750%
Global Fixed Income Fund	Up to $500 million	0.600%
	$500 million up to $1 billion	0.550%
	On $1 billion and more	0.500%
Tax-Free Income Fund	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%
Ultra-Short Duration Bond Fund	On all assets	0.200%

The Adviser has engaged the services of affiliates Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Managers Limited (“AAML”) as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. The Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers, if any.

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed below. This contractual limitation may not be terminated before February 28, 2017 without the approval of the Board of Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees , transfer agent out-of-pocket expenses for class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses.

Fund	Limit
Asia Bond Fund	0.70%
Emerging Markets Debt Fund	0.90%
Emerging Markets Debt Local Currency Fund	0.90%
Global Fixed Income Fund	0.85%
Tax-Free Income Fund	0.62%
Ultra-Short Duration Bond Fund	0.30%

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made.

However, no reimbursement will be made for fees waived unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

As of April 30, 2016, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2013 (Expires 10/31/16)	Amount Fiscal Year 2014 (Expires 10/31/17)	Amount Fiscal Year 2015 (Expires 10/31/18)	Amount Six Months Ended April 30, 2016 (expires 4/30/18)	Total*
Asia Bond Fund	$255,184	$205,651	$290,081	$143,261	$894,177
Emerging Markets Debt Fund	87,131	141,808	144,411	60,820	434,170
Emerging Markets Debt Local Currency Fund	112,513	196,473	182,592	82,381	573,959
Global Fixed Income Fund	87,693	133,386	173,469	78,849	473,397
Tax-Free Income Fund	102,515	134,346	121,485	55,477	413,823
Ultra-Short Duration Bond Fund	48,992	98,801	122,286	58,103	328,182

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

Amounts listed as “–” are $0 or round to $0.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at April 30, 2016, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

b.	Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company provides sub-administration services with respect to the Funds.

c.	Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
Asia Bond Fund	0.25%	1.00%	0.50%
Emerging Markets Debt Fund	0.25%	1.00%	0.50%
Emerging Markets Debt Local Currency Fund	0.25%	1.00%	0.50%
Global Fixed Income Fund	0.25%	1.00%	0.50%
Tax-Free Income Fund	0.25%	1.00%	0.50%
Ultra-Short Duration Bond Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

In addition, the Distributor will re-allow to dealers 3.75% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 4.25%, and the Distributor or Adviser may compensate broker dealers or financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% on sales of Class C shares, which have a maximum CDSC of 1.00% (on the deferred sales charge assessed on sales within one year of purchase). For the six-month period ended April 30, 2016, AFD retained commissions of $8,530 from front-end sales charges of Class A shares and $0 from CDSC fees from Class C (and certain Class A) shares of the Funds.

d.	Administrative Services

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% (or 0.15% under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2017) of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds (as applicable). The amount of expenses incurred under the terms of the Administrative Services Plan during the six-month period ended April 30, 2016 was as follows:

Fund	Amount
Asia Bond Fund	$7,435
Emerging Markets Debt Fund	1
Emerging Markets Debt Local Currency Fund	391
Global Fixed Income Fund	7,965
Tax-Free Income Fund	332
Ultra-Short Duration Bond Fund	–

Amounts	listed as “–” are $0 or round to $0.

The Funds may pay and/or reimburse transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds, subject to certain limitations approved by the Board. These fees may be in addition to the Rule 12b-1 fees and Administrative Services fees. Transfer agent out-of-pocket expenses generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

4. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the six-month period ended April 30, 2016, were as follows:

Fund	Purchases	Sales
Asia Bond Fund	$12,722,834	$62,332,978
Emerging Markets Debt Fund	7,085,319	7,321,594
Emerging Markets Debt Local Currency Fund	2,020,627	2,158,075
Global Fixed Income Fund	8,290,606	10,952,371
Tax-Free Income Fund	4,242,997	3,540,000
Ultra-Short Duration Bond Fund	2,039,275	1,633,789

5. Portfolio Investment Risks

a.	Active Trading Risk

Certain Funds may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a Fund does trade this way, it may incur increased costs, which can lower the actual return of the Fund.

b.	Asset-Backed Securities

Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

c.	Call and Redemption Risk

Some bonds allow the issuer to call a bond for redemption before it matures. If this happens, a Fund may be required to invest the proceeds in securities with lower yields.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

d.	Corporate Bonds

Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities. Corporate bonds can decline in value in response to changes in the financial condition of the issuer and involve a risk of loss in case of issuer default or insolvency.

e.	Country/Regional Focus Risk

Significant exposure to a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

f.	Credit Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

g.	Derivatives Risk (including Options, Futures, and Swaps)

Derivatives are speculative and may hurt a Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from a Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk – To the extent that a derivative or practice is not used as a hedge, a Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk – Losses generated by a derivative or practice used by a Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – A Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

h.	Emerging Markets Risk

Certain Funds are subject to Emerging Markets Risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

i.	Extension Risk

Principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

j.	Foreign Government Securities Risk

Debt securities issued by foreign governments are often supported by the full faith and credit of the foreign governments. These foreign governments may permit their subdivisions, agencies or instrumentalities to have the full faith and credit of the foreign governments. The issuer of foreign government securities may be unwilling or unable to pay interest or repay principal when due. A government entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by a number of political, economic, financial and other factors. A Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities. A foreign government’s default on its debt securities may cause the value of securities held by a Fund to decline significantly.

k.	Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Underlying Fund does not hedge its currency risk, or hedging techniques used by the Underlying Fund are unsuccessful.

l.	Foreign Securities Risk

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities.

Asian Risk. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. A Fund may be more volatile than a fund which is broadly diversified geographically.

China Risk. Concentrating investments in China and Hong Kong subjects a Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, limitation on repatriation and differing legal standards.

m.	High-Yield Bonds and Other Lower-Rated Securities Risk

A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

n.	Illiquid Securities Risk

Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

Each Fund employs proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. A Fund’s procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

o.	Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle. For additional information on redemptions, please see the Statement of Changes in Net Assets.

p.	Interest Rate Risk

A Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. A Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

q.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which a Fund invests.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

r.	Mortgage-Related Securities Risk

Certain Funds may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

s.	Non-Diversified Fund Risk

Because Aberdeen Asia Bond Fund, Aberdeen Emerging Markets Debt Fund and Aberdeen Emerging Markets Debt Local Currency Fund are non-diversified, the Funds may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on each Fund’s value and total return.

t.	Non-Hedging Foreign Currency Trading Risk

Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to a Fund.

u.	Prepayment Risk

As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

v.	Private Placements and Other Restricted Securities Risk

Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing a Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

w.	Sector Risk

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Consumer Staples Sector Risk. To the extent the consumer staples sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The consumer staples sector may be affected by the regulation of various product components and production methods, marketing campaigns and other factors affecting consumer demand. Tobacco companies, in particular, may be adversely affected by new laws, regulations and litigation. The consumer staples sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors.

Financial Sector Risk. To the extent that the financials sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

Industrials Sector Risk. To the extent that the industrials sector represents a significant portion of a Fund, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. The industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and general economic conditions, among other factors.

x.	Securities Selection Risk

The investment team may select securities that underperform the market or other funds with similar investment objectives and strategies.

y.	Valuation Risk

The lack of active trading markets may make it difficult to obtain an accurate price for a security held by a Fund.

Please read the prospectus for more detailed information regarding these and other risks.

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

6. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

7. Tax Information

As of April 30, 2016, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Bond Fund	$30,428,120	$538,196	$(350,185)	$188,011
Emerging Markets Debt Fund	30,103,407	709,797	(1,584,311)	(874,514)
Emerging Markets Debt Local Currency Fund	12,735,360	179,719	(1,941,595)	(1,761,876)
Global Fixed Income Fund	13,843,431	426,062	(220,479)	205,583
Tax-Free Income Fund	84,880,616	7,904,574	(177,217)	7,727,357
Ultra-Short Duration Bond Fund	9,120,620	16,952	(5,718)	11,234

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Taxable Over- distribution	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia Bond Fund	$1,794,506	$–	$1,794,506	$–	$–	$1,882,555	$3,677,061
Emerging Markets Debt Fund	1,169,451	–	1,169,451	–	–	–	1,169,451
Emerging Markets Debt Local Currency Fund	–	–	–	–	–	–	–
Global Fixed Income Fund	199,462	–	199,462	5	–	–	199,467
Tax-Free Income Fund	118,665	231,719	350,384	–	3,144,039	27,644	3,522,067
Ultra-Short Duration Bond Fund	51,639	–	51,639	–	–	–	51,639

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Notes to Financial Statements (continued)

April 30, 2016 (Unaudited)

As of October 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ Depreciation*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Asia Bond Fund	$–	$–	$–	$–	$–	$–	$(524,261)	$(1,559,619)	$(5,453,826)	$(7,537,706)
Emerging Markets Debt Fund	–	485,167	–	–	–	–	(16,203)	(2,750,491)	(966,542)	(3,278,069)
Emerging Markets Debt Local Currency Fund	–	–	–	–	–	–	(65,832)	(3,526,194)	(1,839,338)	(5,431,364)
Global Fixed Income Fund	–	–	–	–	–	–	(28,379)	(678,686)	(375,307)	(1,082,372)
Tax-Free Income Fund	–	–	–	–	–	–	(18,342)	7,334,777	(207,822)	7,108,613
Ultra-Short Duration Bond Fund	–	2,057	–	–	–	–	(428)	(810)	(5,355)	(4,536)

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.
**	As of October 31, 2015, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which expire in the years set forth below.

Fund	Amount	Expires
Asia Bond Fund	$3,659,122	Unlimited (Short-Term)
Asia Bond Fund	1,794,704	Unlimited (Long-Term)
Emerging Markets Debt Fund	348,855	Unlimited (Short-Term)
Emerging Markets Debt Fund	647,687	Unlimited (Long-Term)
Emerging Markets Debt Local Currency Fund	644,686	Unlimited (Short-Term)
Emerging Markets Debt Local Currency Fund	1,194,652	Unlimited (Long-Term)
Global Fixed Income Fund	131,684	Unlimited (Short-Term)
Global Fixed Income Fund	243,623	Unlimited (Long-Term)
Tax-Free Income Fund	207,822	Unlimited (Long-Term)
Ultra-Short Duration Bond Fund	3,261	Unlimited (Short-Term)
Ultra-Short Duration Bond Fund	2,094	Unlimited (Long-Term)

Amounts listed as “–” are $0 or round to $0.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

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Notes to Financial Statements (concluded)

April 30, 2016 (Unaudited)

8. Significant Shareholders

As of April 30, 2016, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia Bond Fund	87.0%	5
Emerging Markets Debt Fund	97.7	1
Emerging Markets Debt Local Currency Fund	92.8	3
Global Fixed Income Fund	54.4	2
Tax-Free Income Fund	–	–
Ultra-Short Duration Bond Fund	75.9	3

Amounts listed as “–” are $0 or round to $0.

9. Line of Credit

Effective August 14, 2015, the Trust, on behalf of each of the Funds (the “Borrowers”), entered into a 364-day credit agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”). The Agreement provides for a revolving credit facility (the “Credit Facility”) for the amount of $250,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect of that day plus 1.25% or (b) the Overnight London Interbank Offered Rate as in effect on that day plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.18% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the period, the following table shows the average outstanding daily balance for the Fund under the Credit Facility and the average weighted interest rate paid by the Fund during the period.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Asia Bond Fund	$4,504,648	1.42%	49
Emerging Markets Debt Fund	263,147	1.40%	3
Emerging Markets Debt Local Currency Fund	849,065	1.38%	43
Global Fixed Income Fund	110,252	1.38%	16

10. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of April 30, 2016.

At a meeting of the Board held on June 15, 2016, the Board approved the following changes that impact certain Funds: a Plan of Liquidation for the Aberdeen Ultra-Short Duration Bond Fund, pursuant to which the Fund will be liquidated on or about August 15, 2016; changing the name of the Aberdeen Global Fixed Income Fund to Aberdeen Global Unconstrained Fixed Income Fund and changing the Fund’s investment objective and principal investment strategies, effective on or about August 15, 2016; and, an Agreement and Plan of Reorganization pursuant to which the Aberdeen Emerging Markets Debt Local Currency Fund would be reorganized into the Aberdeen Emerging Markets Debt Fund on or around August 15, 2016. For more information about each of these matters, please see each Fund’s prospectus dated February 29, 2016, as amended March 9, 2016 and supplemented to date.

2016 Semi-Annual Report

95

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, November 1, 2015 and continued to hold your shares at the end of the reporting period, April 30, 2016.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, November 1, 2015	Actual Ending Account Value, April 30, 2016	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Asia Bond Fund	Class A	$1,000.00	$1,038.00	$1,020.04	$4.92	$4.87	0.97%
	Class C	$1,000.00	$1,034.10	$1,016.36	$8.65	$8.57	1.71%
	Class R	$1,000.00	$1,036.70	$1,018.85	$6.13	$6.07	1.21%
	Institutional Service Class	$1,000.00	$1,038.10	$1,020.39	$4.56	$4.52	0.90%
	Institutional Class	$1,000.00	$1,039.50	$1,021.33	$3.60	$3.57	0.71%
Emerging Markets Debt Fund	Class A	$1,000.00	$1,055.10	$1,018.95	$6.08	$5.97	1.19%
	Class C	$1,000.00	$1,051.70	$1,015.42	$9.69	$9.52	1.90%
	Class R	$1,000.00	$1,054.10	$1,017.90	$7.15	$7.02	1.40%
	Institutional Service Class	$1,000.00	$1,057.00	$1,020.39	$4.60	$4.52	0.90%
	Institutional Class	$1,000.00	$1,057.10	$1,020.39	$4.60	$4.52	0.90%
Emerging Markets Debt Local Currency Fund	Class A	$1,000.00	$1,079.90	$1,018.35	$6.77	$6.57	1.31%
	Class C	$1,000.00	$1,073.90	$1,015.42	$9.80	$9.52	1.90%
	Class R	$1,000.00	$1,077.10	$1,017.40	$7.75	$7.52	1.50%
	Institutional Service Class	$1,000.00	$1,081.60	$1,020.39	$4.66	$4.52	0.90%
	Institutional Class	$1,000.00	$1,080.00	$1,020.39	$4.65	$4.52	0.90%
Global Fixed Income Fund	Class A	$1,000.00	$1,053.50	$1,019.29	$5.72	$5.62	1.12%
	Class C	$1,000.00	$1,050.70	$1,015.66	$9.43	$9.27	1.85%
	Institutional Service Class	$1,000.00	$1,054.60	$1,019.69	$5.31	$5.22	1.04%
	Institutional Class	$1,000.00	$1,055.80	$1,020.64	$4.34	$4.27	0.85%
Tax-Free Income Fund	Class A	$1,000.00	$1,019.40	$1,020.49	$4.42	$4.42	0.88%
	Class C	$1,000.00	$1,015.80	$1,016.81	$8.12	$8.12	1.62%
	Class R	$1,000.00	$1,018.30	$1,019.29	$5.62	$5.62	1.12%
	Institutional Service Class	$1,000.00	$1,020.90	$1,021.78	$3.12	$3.12	0.62%
	Institutional Class	$1,000.00	$1,020.80	$1,021.78	$3.12	$3.12	0.62%

Semi-Annual Report 2016

96

Shareholder Expense Examples (Unaudited) (concluded)

		Beginning Account Value, November 1, 2015	Actual Ending Account Value, April 30, 2016	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Ultra-Short Duration Bond Fund	Class A	$1,000.00	$1,003.20	$1,022.13	$2.74	$2.77	0.55%
	Class C	$1,000.00	$1,001.80	$1,018.40	$4.91	$6.52	1.30%
	Institutional Service Class	$1,000.00	$1,004.40	$1,023.37	$1.50	$1.51	0.30%
	Institutional Class	$1,000.00	$1,004.50	$1,023.37	$1.50	$1.51	0.30%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 182/366 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.

2016 Semi-Annual Report

97

FACTS	WHAT DO ABERDEEN FUNDS DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•   Social Security number and account balances

•    Transaction history and assets

•    Checking account information and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Funds choose to share; and whether you can limit this sharing.

Reasons we can share your personal information	Do Aberdeen Funds share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	Yes
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes— information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share
For our affiliates to market to you	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

To limit our sharing

•    Call 1-800-522-5465

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	www.aberdeen-asset.us

Who we are
Who is providing this notice?	Aberdeen’s North American Funds (collectively referred to as “Aberdeen Funds”)
What we do
How do Aberdeen Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How do Aberdeen Funds collect my personal information?

We collect your personal information, for example, when you:

•      Open an account or give us your contact information

•     Provide account information or make wire transfers

•      Make deposits or withdrawals from your account

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•      Sharing for affiliates’ everyday business purposes—information about your creditworthiness

•      Affiliates from using your information to market to you

•      Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.
Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•     Our affiliates include companies with an Aberdeen Asset Management name and wholly-owned subsidiaries of Aberdeen Asset Management PLC, a global financial services company.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Aberdeen Funds do not share personal information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Aberdeen Funds don’t jointly market.
Other important information
This Privacy Notice is being provided by Aberdeen Funds and Aberdeen Investment Funds, each a U.S.-registered open-end investment company, and North-American-registered closed-end investment companies managed by Aberdeen Asset Management Inc. or its affiliates (collectively, North American Funds).

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Russell Barlow, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Iron Street 5th Floor

Boston, MA 02110

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0143-SAR

SEMI-ANNUAL REPORT

Aberdeen Multi-Manager Alternative

Strategies Fund II

(Successor fund of

Arden Alternative Strategies II)

April 30, 2016 (Unaudited)

FUND COMMENTARY

The Aberdeen Multi-Manager Alternative Strategies Fund II (Institutional Class shares net of fees)1 returned -3.23% for the six-month period ended April 30, 2016, versus the -1.43% return of its benchmark, the HFRX Absolute Return Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Alternative Multi-Strategy Funds (consisting of 81 funds), as measured by Lipper, Inc., was -1.21%.

Many of the concerns that had a negative impact on global equity markets in the summer of 2015 continued to weigh on investor risk sentiment through the fourth quarter of the year and into the beginning of 2016. The Chinese yuan resumed its decline versus the U.S. dollar, oil prices fell below $30 a barrel (WTI) and U.S. long-term inflation expectations (as measured by 10-year breakeven rates2) fell to the lowest levels since the spring of 2009. Emerging-market equities, interest rates and currencies were again at the center of the market volatility, with the Shanghai Composite Index3 falling in excess of 20% in January. Developed-market equities also experienced significant losses during this period. Central banks in Europe and Japan responded to the market volatility in the first quarter of 2016 by announcing further measures aimed at stimulating economic growth. The People’s Bank of China implemented a large fiscal stimulus program, and the U.S. Federal Reserve delivered an unexpectedly dovish interest rate forecast at its February meeting. Markets began a sharp recovery in the second half of February, with the U.S. dollar declining and commodities and commodity-sensitive assets rallying the most significantly. In March, the MSCI Emerging Markets (EM) Index4 surged 13.0% and the J.P. Morgan EM Currency Index5 was up 5.4%-its biggest monthly rally since its inception in 2010. At the same time, diminished expectations for developed-market growth contributed to relatively weak performance in sectors such as healthcare, information technology and financials. The rally in commodities continued through April 2016 (the WTI oil price rose 20% over the month) and by the end of the reporting period, U.S. inflation expectations had recovered all of the ground lost since July 2015.

Despite high levels of volatility, global equity market returns over the entire reporting period were relatively stable, with the U.S., emerging-market and global developed-market benchmark indices returning 0.4%, 0.0% and -0.7%, respectively.6 Equities in Europe and Japan were notable laggards among their global peers, with the Stoxx Europe 6007 and Nikkei 2258 indices returning -7.4% and -11.8%, respectively, over the reporting period. The underperformance was largely attributable to the relative strength of the euro and Japanese yen during the period. Developed-market government bonds performed strongly, with 10-year U.S. Treasury yields declining more than 30 basis points (bps) and German Bund yields falling 25 bps. Remarkably, yields on 10-year Japanese government bonds (JGBs) fell below 0% and traded as low as -0.13%.

It was a difficult period for the Fund, with only two sub-advisers providing a positive contribution to performance. The diversified9 nature of the Fund performed as we had anticipated, especially in the first six weeks of 2016. However, the strong market correction that followed was difficult given the positioning of the Fund’s sub-advisers.

The top contributor to Fund performance for the reporting period was Otter Creek Advisors, with its strongest performance coming in January and April. Over the reporting period, Otter Creek maintained a relatively defensive bias with a negative delta-adjusted10 net exposure.11 Otter Creek’s long value, short growth positioning combined with some opportunistic trading, enhanced Fund performance for the period. Top-performing individual positions included long holdings in Newmont Mining and Potlatch, a natural resources-related real estate investment trust (REIT). On the short side, Gentherm, a manufacturer of climate-control systems, and Stifel Financial bolstered Fund performance. Ellington Management Group also was a contributor to Fund performance for the reporting period. Ellington was a consistent performer, garnering positive returns each month, with the exception of March. The quantitative macro strategy drove performance for Ellington, with gains in equities, foreign exchange (FX) and commodities. Conversely, the quantitative equity strategy slightly detracted from Fund performance primarily due to losses in energy.

The top detractor from Fund performance among sub-advisers for the period was York Registered Holdings. York’s overall performance recently has struggled, as many of its holdings suffer from hedge fund crowding12 or common merger/arbitrage deals that have been subject to de-risking, deal breaks and the “risk on/risk off” trading environment. Top detractors for York included Energy Transfer Equity, Allergan and Dish Networks. On the positive side, York’s portfolio performance benefited from the Starwood/Marriot and Time Warner/Charter merger deals. PanAgora was the second-largest detracting sub-adviser over the reporting period. The reversal in market momentum that began in January 2016 drove the losses. Approximately 80%

1

of PanAgora’s portfolio is allocated to longer-term models that have significant exposure to market momentum. Momentum stocks performed particularly well in 2015, but experienced a significant reversal in the first several months of 2016 due to hedge fund crowding and energy bottoming out and subsequently rallying. The third-largest detractor among sub-advisers was J.P. Morgan (JPM) Europe Dynamic, as its European financials exposure saw notable losses in European banks such as BNP Paribas, UBS and Société Générale. JPM Europe Dynamic’s portfolio performance also was hampered by underweight exposure to the European telecom, consumer cyclicals and energy sectors.

The Fund’s use of derivatives subtracted about 1.77% from its total return for the reporting period. The Fund’s sub-advisers employed contracts for differences (CFDs),13 which seek to provide the Fund with exposure to the markets at a much lower cost than owning the actual underlying securities, as well as currency forwards14 as a hedge against foreign exchange risk. Both positions detracted from Fund performance for the period. Conversely, the Fund’s exposure to index futures had a positive impact on performance.

Over the period, the Fund’s adviser removed Santa Fe, an equity market-neutral quantitative manager, as a sub-adviser. Santa Fe ceased operations in March 2016, so the Fund reallocated assets managed by Santa Fe. This caused the relative value allocation to drop from approximately 29.9% to 22.6% of the Fund’s total assets. The capital was redeployed predominately to equity long/short sub-advisers, which increased the long/short strategy allocation from approximately 43.1% to 49.2%. Otter Creek’s allocation saw the largest increase among the Fund’s sub-advisers over the reporting period, rising from approximately 11.1% to 15.7%. Additionally, the total allocation of Algert, an equity market-neutral quantitative manager, increased from approximately 9.2% to 11.7%.

We recently have seen that changes in U.S. monetary policy still have the capacity to stimulate asset prices. However, we think that the underlying concerns around the trajectory of global economic growth remain, as does the sense that central banks are increasingly engaging in a “zero sum” game of competitive currency devaluations. Given the fragility of the global economy, as well as significant political uncertainties around the UK’s membership in the European Union and the U.S. presidential election in November, we continue to expect periodic bouts of weakness and volatility in equities over the balance of 2016.

[1]

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

[2]	The breakeven rate is the difference in yield between an inflation-linked security and a fixed-rate issue of the same maturity.

[3]

The Shanghai Composite Index comprises all the A-shares and B-shares that trade on the Shanghai Stock Exchange. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

[4]	The MSCI Emerging Markets (EM) Index tracks the performance of stocks in developing countries.

[5]	The J.P. Morgan EM Currency Index tracks the performance of currencies in developing countries.

[6]

U.S. equities are represented by the S&P 500 Index; emerging-markets equities are measured by the MSCI EM Index; global developed-market stocks are represented by the MSCI World Index. The S&P 500 Index includes 500 selected common stocks, most of which are listed on the New York Stock Exchange, that is a measure of the U.S. stock market as a whole. The MSCI World Index tracks the performance of stocks in developed countries.

[7]	The Stoxx Europe 600 Index tracks the performance of 600 publicly traded companies in the European Union countries.

[8]	The Nikkei 225 Index is a price-weighted index comprising 225 stocks traded in the First Section of the Tokyo Stock Exchange.

[9]	Diversification does not ensure a profit or protect against a loss in a declining market.

2

[10]	Delta is the ratio comparing the change in the price of the underlying asset to the corresponding change in the price of a derivative.

[11]	Net exposure is the difference between the percentage of assets invested in long positions and the percentage of assets invested in short positions.

[12]	Hedge fund crowding involves the use of small amounts of capital from a large number of individuals to finance a new business venture.

[13]

A contract for differences (CFD) is a futures contract between a buyer and seller to exchange the difference in the current value of a share of stock, currency, commodity or index and its value at the end of the contract.

[14]	Currency forwards are contracts used in the foreign exchange market which lock in the exchange rate for the purchase or sale of a currency on a future date.

3

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

APRIL 30, 2016

Portfolio By Type of Security

	Long	Short
Common Stocks	67.3%	(12.0)%
Options Purchased	0.6	—
Exchange Traded Funds	0.5	(10.8)
Convertible Preferred Stocks	0.3	—
Preferred Stocks	0.3	—
Short-Term Investments	9.6	—
Other Assets less Liabilities*	44.2	—

Total	122.8%	(22.8)%

*	Please refer to the Statements of Assets and Liabilities for additional details.

4

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

APRIL 30, 2016

Performance Highlights

Average Annual Total Return1 (For periods ended April 30, 2016)

		Six Month^	One Year	Since Inception[2]
Class A3	w/o SC	-3.41%	-3.11%	-0.88%
	w/SC4	-8.99%	-8.64%	-3.47%
Class C5	w/o SC	-3.51%	-3.21%	-0.92%
	w/SC6	-4.51%	-4.21%	-0.92%
Class R5,7	w/o SC	-3.41%	-3.11%	-0.88%
Institutional Class[3,7]	w/o SC	-3.23%	-2.83%	-0.62%
HFRX Absolute Return Index		-1.43%	0.53%	1.15%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

^	Not Annualized

[1]

Returns presented for the Fund for periods prior to February 29, 2016 reflect the performance of the predecessor fund (the Predecessor Fund). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.

[2]	The Fund commenced operations on February 3, 2014. Class C and Class R commenced operations on February 29, 2016.

[3]

In connection with the reorganization (Note 1), effective February 29, 2016, Advisor Class and Class I shares of the Predecessor Fund were exchanged for Class A shares and Institutional Class shares of the Fund, respectively.

[4]	A 5.75% front-end sales charge was deducted.

[5]

Returns before the first offering of Class A, Class C and Class R (February 29, 2016) are based on the previous performance of the Predecessor Fund’s Advisor Class shares. This performance is substantially similar to what Class A, Class C and Class R would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the classes.

[6]	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year returns because it is charged when Class C shares are sold within the first year after purchase.

[7]	Not subject to any sales charges.

Past performance is not indicative of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Current performance may be lower or higher than the performance data quoted. To obtain performance current to the most recent month-end please call 866-667-9231.

5

Value of a $1,000,000* Investment Since Inception at Net Asset Value**

*	Minimum Initial Investment

**	The line graph represents historical performance of a hypothetical investment of $1,000,000 from February 3, 2014 to April 30, 2016, assuming the reinvestment of distributions.

†

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Multi-Manager Alternative Strategies Fund II and the Hedge Fund Research (HFRX) Abolute Return Index since inception. Unlike the Fund, the returns for the unmanaged index do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The HFRX Absolute Return Index is designed to measure absolute returns. It measures the comprehensive overall returns of hedge funds. Since hedge funds explore unique investment strategies and seek to obtain absolute returns rather than focus on beating a benchmark, the HFRX is representative of all hedge fund strategies.

The Barclays Capital U.S. Aggregate Bond Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States – including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year.

The MSCI World Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation across 24 Developed Markets (DM) countries. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

6

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS

APRIL 30, 2016 (Unaudited)

INVESTMENTS	SHARES	VALUE

LONG POSITIONS — 78.6%

COMMON STOCKS — 67.3%

Aerospace & Defense — 0.7%
B/E Aerospace, Inc.	4,183	$203,419
General Dynamics Corp.	200	28,104
Honeywell International, Inc.(a)	500	57,135
Spirit AeroSystems Holdings, Inc., Class A*	1,000	47,150
Thales SA (France)	1,023	88,440

		424,248

Air Freight & Logistics — 0.8%
FedEx Corp.	3,048	503,255

Airlines — 0.2%
Air France-KLM (France)*	5,284	47,387
International Consolidated Airlines Group SA (United Kingdom)	5,705	43,866

		91,253

Auto Components — 0.5%
Autoliv, Inc. (Sweden)	300	36,741
Continental AG (Germany)	323	70,937
Lear Corp.(a)	600	69,078
Valeo SA (France)	734	116,363

		293,119

Automobiles — 0.2%
Peugeot SA (France)*	3,169	51,001
Renault SA (France)	776	74,888

		125,889

Banks — 2.4%
Banco Santander SA (Spain)	51,110	258,732
Bank of the Ozarks, Inc.(a)	2,000	82,600
BNP Paribas SA (France)	2,582	136,710
Cullen/Frost Bankers, Inc.(a)	700	44,793
Huntington Bancshares, Inc.	2,900	29,174
Intesa Sanpaolo SpA (Italy)	34,151	94,633
Natixis SA (France)	13,840	76,337
Seacoast Banking Corp of Florida*	21,929	355,688
Signature Bank*(a)	200	27,566
Societe Generale SA (France)	1,397	54,788
State Bank Financial Corp.	8,298	173,262
Synovus Financial Corp.(a)	1,300	40,508
UniCredit SpA (Italy)	23,757	91,783

		1,466,574

	SHARES	VALUE

Beverages — 3.6%
Anheuser-Busch InBev SA/NV, ADR (Belgium)	4,758	$590,848
Anheuser-Busch InBev SA/NV (Belgium)	1,487	184,061
Brown-Forman Corp., Class B(a)(b)	3,722	358,503
Coca-Cola Co. (The)	5,437	243,578
Heineken NV (Netherlands)	5,647	529,842
Monster Beverage Corp.*(a)	200	28,844
PepsiCo., Inc.(c)	1,567	161,338
Royal Unibrew A/S (Denmark)	1,651	74,578

		2,171,592

Biotechnology — 1.6%
Acorda Therapeutics, Inc.*(a)	1,300	33,605
Actelion Ltd. (Switzerland)*	427	68,993
Anacor Pharmaceuticals, Inc.*	600	37,644
Baxalta, Inc.(a)	14,336	601,395
Biogen, Inc.*	310	85,247
China Biologic Products, Inc. (China)*(a)	200	23,400
Five Prime Therapeutics, Inc.*(a)	800	38,072
Incyte Corp.*(a)	200	14,454
United Therapeutics Corp.*	400	42,080

		944,890

Building Products — 0.1%
AO Smith Corp.(a)	500	38,610

Capital Markets — 1.9%
Bank of New York Mellon Corp. (The)(c)	2,673	107,561
Charles Schwab Corp. (The)(c)	5,173	146,965
E*TRADE Financial Corp.*	13,394	337,261
Legg Mason, Inc.(a)	200	6,422
Raymond James Financial, Inc.(a)	800	41,736
SEI Investments Co.	8,544	410,796
UBS Group AG (Switzerland)	3,311	57,294
WisdomTree Investments, Inc.	2,600	28,314

		1,136,349

Chemicals — 5.9%
Agrium, Inc. (Canada)	1,000	86,120
Air Products & Chemicals, Inc.(a)	3,100	452,259

See Accompanying Notes to the Consolidated Financial Statements.

7

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

	SHARES	VALUE

Chemicals (continued)
Airgas, Inc.	4,024	$573,179
Akzo Nobel NV (Netherlands)	2,010	142,804
Albemarle Corp.(a)	400	26,464
Axalta Coating Systems Ltd.*(a)(b)	2,517	71,659
BASF SE (Germany)	1,180	97,486
Covestro AG (Germany)*(d)(e)	3,178	125,617
Ecolab, Inc.(c)	2,435	279,976
GCP Applied Technologies, Inc.*	7,483	165,599
Monsanto Co.(a)	400	37,472
PPG Industries, Inc.	300	33,117
Sherwin-Williams Co. (The)(a)	2,406	691,268
Syngenta AG (Switzerland)	716	287,234
Syngenta AG, ADR (Switzerland)(a)	400	32,228
W.R. Grace & Co.*	5,929	454,636

		3,557,118

Commercial Services & Supplies — 0.8%
ADT Corp. (The)	5,814	244,072
Elanders AB, Class B (Sweden)	5,218	46,946
ISS A/S (Denmark)	1,958	74,347
KAR Auction Services, Inc.(a)	1,700	63,920
Republic Services, Inc.(a)	700	32,949

		462,234

Communications Equipment — 0.2%
Arista Networks, Inc.*(a)	1,000	66,620
Palo Alto Networks, Inc.*(a)	300	45,261

		111,881

Construction & Engineering — 0.5%
Dycom Industries, Inc.*(a)	1,200	84,720
HOCHTIEF AG (Germany)	637	81,656
Quanta Services, Inc.*(a)	3,000	71,160
Vinci SA (France)	1,174	87,701

		325,237

Construction Materials — 0.6%
Eagle Materials, Inc.(a)	500	37,060
Martin Marietta Materials, Inc.(b)	1,752	296,491

		333,551

	SHARES	VALUE

Consumer Finance — 0.2%
Resurs Holding AB (Sweden)*(d)	14,243	$97,727

Containers & Packaging — 0.1%
Avery Dennison Corp.(a)	200	14,522
Graphic Packaging Holding Co.(a)	3,800	50,464

		64,986

Diversified Consumer Services — 0.1%
New Oriental Education & Technology Group, Inc., ADR (China)(a)	1,000	39,160

Diversified Financial Services — 1.5%
Berkshire Hathaway, Inc., Class B*	2,244	326,457
Deutsche Boerse AG (Germany)	1,299	106,893
FactSet Research Systems, Inc.(a)	400	60,300
Moody’s Corp.	4,293	410,926

		904,576

Diversified Telecommunication Services — 0.6%
Orange SA (France)	6,372	105,650
SBA Communications Corp., Class A*(a)	400	41,216
Swisscom AG (Switzerland)	196	99,603
Telefonica SA (Spain)	8,943	97,507

		343,976

Electric Utilities — 0.3%
Enel SpA (Italy)	24,403	110,597
OGE Energy Corp.(a)	1,400	41,426

		152,023

Electrical Equipment — 0.8%
ABB Ltd. (Switzerland)*	7,404	156,524
AMETEK, Inc.(a)	900	43,281
Emerson Electric Co.(a)	2,057	112,374
Gamesa Corp. Tecnologica SA (Spain)	4,699	92,519
Vestas Wind Systems A/S (Denmark)	1,295	92,646

		497,344

Electronic Equipment, Instruments & Components — 0.0%(f)
Universal Display Corp.*(a)	200	11,662

See Accompanying Notes to the Consolidated Financial Statements.

8

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

	SHARES	VALUE

Energy Equipment & Services — 1.2%
Atwood Oceanics, Inc.(a)	7,700	$74,382
Core Laboratories NV (Netherlands)	600	80,196
Diamond Offshore Drilling, Inc.(a)	1,700	41,242
Dril-Quip, Inc.*(a)	300	19,446
FMC Technologies, Inc.*	1,900	57,931
Helmerich & Payne, Inc.(a)	1,200	79,344
Nabors Industries Ltd.	4,200	41,160
Oceaneering International, Inc.	1,200	43,980
Patterson-UTI Energy, Inc.(a)	4,100	80,975
Rowan Cos. plc, Class A(a)	5,200	97,812
Saipem SpA (Italy)*	132,669	63,500
Technip SA (France)*	1,168	68,355

		748,323

Food & Staples Retailing — 1.4%
Casey’s General Stores, Inc.	1,177	131,824
Costco Wholesale Corp.	3,868	572,967
Koninklijke Ahold NV (Netherlands)	3,246	70,620
Kroger Co. (The)(a)	700	24,773
Sprouts Farmers Market, Inc.*(a)	1,300	36,491

		836,675

Food Products — 5.6%
Calavo Growers, Inc.	6,590	376,750
Chocoladefabriken Lindt & Spruengli AG (Switzerland)	8	585,659
ConAgra Foods, Inc.	5,310	236,614
Dean Foods Co.(a)	5,400	93,042
Hershey Co. (The)(a)	500	46,555
Hormel Foods Corp.(a)	1,900	73,245
Kraft Heinz Co. (The)(a)	5,659	441,798
Lancaster Colony Corp.	1,383	161,119
Marine Harvest ASA (Norway)*	9,147	142,342
Mead Johnson Nutrition Co.(a)	500	43,575
Mondelez International, Inc., Class A(c)	8,079	347,074
Nestle SA (Switzerland)	3,004	223,899
Pilgrim’s Pride Corp.*	2,300	61,893
Pinnacle Foods, Inc.(a)	900	38,331
Snyder’s-Lance, Inc.	14,513	463,981

		3,335,877

	SHARES	VALUE

Health Care Equipment & Supplies — 1.8%
ABIOMED, Inc.*(a)	300	$29,142
Align Technology, Inc.*(a)	800	57,752
Becton Dickinson and Co.	2,713	437,498
DENTSPLY SIRONA, Inc.(a)	1,000	59,600
IDEXX Laboratories, Inc.*(b)	4,547	383,540
NuVasive, Inc.*(a)	700	37,058
ResMed, Inc.(a)	700	39,060
TearLab Corp.*(a)	6,972	5,438

		1,049,088

Health Care Providers & Services — 0.6%
Cigna Corp.(a)	983	136,185
Envision Healthcare Holdings, Inc.*(a)	1,400	31,682
Humana, Inc.(a)	1,065	188,579
Laboratory Corp. of America Holdings*	250	31,330

		387,776

Hotels, Restaurants & Leisure — 3.5%
Aramark	14,154	474,301
Brinker International, Inc.(a)	1,800	83,376
Buffalo Wild Wings, Inc.*(a)(b)	746	99,710
Cracker Barrel Old Country Store, Inc.	300	43,923
Darden Restaurants, Inc.(a)	400	24,900
Domino’s Pizza, Inc.(a)(b)	2,640	319,123
Hilton Worldwide Holdings, Inc.(b)	13,303	293,331
Jack in the Box, Inc.(a)	400	27,020
Marriott International, Inc., Class A(a)	600	42,054
McDonald’s Corp.(a)	100	12,649
Sodexo SA (France)	601	60,690
Sonic Corp.	16,447	565,284
Vail Resorts, Inc.(a)	400	51,856

		2,098,217

Household Durables — 0.4%
Cairn Homes plc (Ireland)*	71,386	91,549
DR Horton, Inc.	1,000	30,060
Electrolux AB, Series B (Sweden)	1,978	57,391
Tempur Sealy International, Inc.*	700	42,469

		221,469

Household Products — 0.0%(f)
Kimberly-Clark Corp.	200	25,038

See Accompanying Notes to the Consolidated Financial Statements.

9

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

	SHARES	VALUE

Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp.*	3,400	$53,652

Industrial Conglomerates — 0.6%
Carlisle Cos., Inc.	300	30,570
General Electric Co.	1,200	36,900
Rheinmetall AG (Germany)	971	75,961
Roper Technologies, Inc.(a)	200	35,218
Siemens AG (Germany)	1,591	166,000

		344,649

Insurance — 1.6%
Aegon NV (Netherlands)	15,278	87,680
Allianz SE (Germany)	867	147,176
Arthur J Gallagher & Co.	900	41,436
AXA SA (France)	5,251	132,369
Chubb Ltd. (Switzerland)	200	23,572
Mapfre SA (Spain)	18,435	46,757
MBIA, Inc.*(a)	5,600	43,680
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Germany)	429	79,554
NN Group NV (Netherlands)(e)	2,163	74,946
Old Republic International Corp.(a)	3,300	61,017
Principal Financial Group, Inc.(a)	1,000	42,680
SCOR SE (France)	540	18,386
WR Berkley Corp.(b)	2,521	141,176

		940,429

Internet & Catalog Retail — 0.6%
Wayfair, Inc., Class A*(a)(b)	9,162	345,866

Internet Software & Services — 0.9%
Alphabet, Inc., Class A*(c)	381	269,702
Scout24 AG (Germany)*(d)	1,683	61,697
Stamps.com, Inc.*(a)	400	32,944
Yahoo!, Inc.*(a)	4,781	174,985

		539,328

IT Services — 2.4%
Cognizant Technology Solutions Corp., Class A*(a)	500	29,185
Fidelity National Information Services, Inc.(a)	500	32,900
MasterCard, Inc., Class A(a)(c)	7,638	740,809

	SHARES	VALUE

IT Services (continued)
PayPal Holdings, Inc.*(c)	11,910	$466,634
Sopra Steria Group (France)	560	65,085
Visa, Inc., Class A(a)	1,551	119,799

		1,454,412

Leisure Products — 0.5%
Performance Sports Group Ltd.*	31,568	117,117
Smith & Wesson Holding Corp.*(a)	5,300	115,699
Trigano SA (France)	1,198	70,235

		303,051

Life Sciences Tools & Services — 1.4%
Bruker Corp.(a)	1,300	36,790
Lonza Group AG (Switzerland)*	649	107,975
Produits Chimiques Auxiliaires et de Synthese (France)	5,596	62,027
Thermo Fisher Scientific, Inc.(a)(c)	4,540	654,895

		861,687

Machinery — 0.7%
Allison Transmission Holdings, Inc.	1,000	28,810
Deere & Co.(a)	300	25,233
Graco, Inc.(a)	800	62,712
Joy Global, Inc.(a)	700	14,910
Lincoln Electric Holdings, Inc.	700	43,869
VAT Group AG (Switzerland)*(d)	2,051	113,315
WABCO Holdings, Inc.*	500	56,080
Washtec AG (Germany)	2,136	86,582

		431,511

Media — 3.2%
AMC Networks, Inc., Class A*(a)	500	32,615
Comcast Corp., Class A	365	22,177
Discovery Communications, Inc., Class C*(a)	1,400	37,492
DISH Network Corp., Class A*(a)	2,905	143,188
Liberty Global plc LiLAC, Class A (United Kingdom)*	806	30,249
Lions Gate Entertainment Corp.(a)	1,400	31,080
Sinclair Broadcast Group, Inc., Class A(a)	1,000	32,070

See Accompanying Notes to the Consolidated Financial Statements.

10

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

	SHARES	VALUE

Media (continued)
Stroeer SE & Co. KGaA (Germany)	1,395	$68,686
Time Warner Cable, Inc.(a)	3,882	823,411
Time Warner, Inc.(c)	2,766	207,837
Walt Disney Co. (The)(a)	3,989	411,904
Wolters Kluwer NV (Netherlands)	2,228	84,788

		1,925,497

Metals & Mining — 1.1%
AK Steel Holding Corp.*	18,900	88,452
AngloGold Ashanti Ltd., ADR (South Africa)*	3,600	59,220
APERAM SA (Luxembourg)*	2,360	92,757
ArcelorMittal (Luxembourg)*	9,871	55,746
Barrick Gold Corp. (Canada)(a)	2,300	44,551
Goldcorp, Inc. (Canada)	1,700	34,255
Newmont Mining Corp.	4,727	165,303
Reliance Steel & Aluminum Co.(a)	800	59,176
Steel Dynamics, Inc.(a)	3,100	78,151

		677,611

Multiline Retail — 0.1%
Big Lots, Inc.(a)	1,000	45,860
J.C. Penney Co., Inc.*(a)	2,600	24,128

		69,988

Multi-Utilities — 0.4%
CMS Energy Corp.	1,000	40,680
DTE Energy Co.(a)	800	71,328
SCANA Corp.	500	34,345
Veolia Environnement SA (France)	3,208	78,811

		225,164

Oil, Gas & Consumable Fuels — 1.3%
Kinder Morgan, Inc.	2,000	35,520
Koninklijke Vopak NV (Netherlands)	1,891	102,732
Laredo Petroleum, Inc.*(a)	4,400	53,592
Occidental Petroleum Corp.(a)	400	30,660
PBF Energy, Inc., Class A(a)	1,400	45,052
PDC Energy, Inc.*(a)	500	31,395
Royal Dutch Shell plc, Class A (Netherlands)	9,946	261,940
Saras SpA (Italy)*	30,467	53,027
TOTAL SA (France)	2,742	137,928

		751,846

	SHARES	VALUE

Paper & Forest Products — 0.1%
UPM-Kymmene OYJ (Finland)	3,699	$70,649

Personal Products — 0.4%
Herbalife Ltd.*(a)	500	28,975
Nu Skin Enterprises, Inc., Class A(a)	1,500	61,155
Unilever NV, CVA (United Kingdom)	3,389	148,878

		239,008

Pharmaceuticals — 2.4%
Allergan plc*	2,579	558,508
Depomed, Inc.*(a)	2,100	36,498
Eli Lilly & Co.(a)	900	67,977
Horizon Pharma plc*(a)	2,900	44,573
Novartis AG (Switzerland)	2,500	190,764
Novo Nordisk A/S, Class B (Denmark)	3,372	188,270
Roche Holding AG (Switzerland)	976	246,722
Sanofi (France)	564	46,569
UCB SA (Belgium)	802	60,013

		1,439,894

Professional Services — 0.1%
ManpowerGroup, Inc.(a)	500	38,515
Robert Half International, Inc.(a)	900	34,479

		72,994

Real Estate Investment Trusts (REITs) — 1.0%
CubeSmart(a)	1,000	29,610
CyrusOne, Inc.(a)	1,400	61,782
DuPont Fabros Technology, Inc.	1,200	47,784
Potlatch Corp.	10,346	364,386
Starwood Property Trust, Inc.(a)	4,500	87,120

		590,682

Real Estate Management & Development — 0.2%
CBRE Group, Inc., Class A*(a)	1,500	44,445
Deutsche Wohnen AG (Germany)	2,477	75,857

		120,302

Road & Rail — 0.9%
CSX Corp.(a)	5,152	140,495
Swift Transportation Co.*(a)	1,600	26,592
Union Pacific Corp.	4,509	393,320

		560,407

See Accompanying Notes to the Consolidated Financial Statements.

11

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

	SHARES	VALUE

Semiconductors & Semiconductor Equipment — 0.7%
Broadcom Ltd. (Singapore)(a)	650	$94,737
Cirrus Logic, Inc.*(a)	1,700	61,370
Infineon Technologies AG (Germany)	5,953	84,695
Inphi Corp.*(a)	300	8,901
Intel Corp.(a)	2,300	69,644
Maxim Integrated Products, Inc.(a)	900	32,148
Microchip Technology, Inc.(a)	700	34,013
NXP Semiconductors NV (Netherlands)*(a)	300	25,584

		411,092

Software — 0.9%
Electronic Arts, Inc.*(a)	500	30,925
Infoblox, Inc.*	2,400	40,152
Manhattan Associates, Inc.*(a)	800	48,432
Microsoft Corp.(c)	4,704	234,589
Software AG (Germany)	2,022	77,261
SS&C Technologies Holdings, Inc.(a)	500	30,575
Take-Two Interactive Software, Inc.*(a)	1,300	44,434
VMware, Inc., Class A*(a)	800	45,528

		551,896

Specialty Retail — 3.9%
Abercrombie & Fitch Co., Class A(a)	3,000	80,190
Advance Auto Parts, Inc.(a)	400	62,440
AutoNation, Inc.*	11,650	590,072
AutoZone, Inc.*	694	531,070
Children’s Place, Inc. (The)(a)	800	62,328
Express, Inc.*(a)	3,500	63,630
Five Below, Inc.*(a)	1,100	45,870
Foot Locker, Inc.	600	36,864
GNC Holdings, Inc., Class A(a)	1,200	29,232
Home Depot, Inc. (The)	5,264	704,797
L Brands, Inc.(a)	500	39,145
Lithia Motors, Inc., Class A	400	33,208
Michael’s Cos., Inc. (The)*(a)	1,500	42,645
Signet Jewelers Ltd.(a)	300	32,568

		2,354,059

Technology Hardware, Storage & Peripherals — 1.7%
Apple, Inc.	300	28,122
EMC Corp.(a)	28,825	752,620
HP, Inc.(a)	3,300	40,491

	SHARES	VALUE

Technology Hardware, Storage & Peripherals (continued)
Logitech International SA (Switzerland)	4,303	$65,938
S&T AG (Austria)	7,454	59,277
Seagate Technology plc(a)	2,900	63,133
Western Digital Corp.(a)	800	32,692

		1,042,273

Textiles, Apparel & Luxury Goods — 1.2%
adidas AG (Germany)	1,035	133,445
Deckers Outdoor Corp.*(a)	600	34,686
Fossil Group, Inc.*	900	36,450
Kate Spade & Co.*(a)	800	20,584
NIKE, Inc., Class B(a)(b)	7,096	418,238
Pandora A/S (Denmark)	397	51,552
Skechers U.S.A., Inc., Class A*(a)	1,100	36,355

		731,310

Thrifts & Mortgage Finance — 0.3%
BofI Holding, Inc.*	1,900	38,703
MGIC Investment Corp.*	20,727	149,856
New York Community Bancorp, Inc.(a)	800	12,024

		200,583

Trading Companies & Distributors — 0.1%
MRC Global, Inc.*(a)	2,000	27,960
WESCO International, Inc.*	700	41,153

		69,113

Water Utilities — 0.2%
American Water Works Co., Inc.*(c)	1,619	117,798

Wireless Telecommunication Services — 0.2%
T-Mobile US, Inc.*(a)	3,688	144,865

TOTAL COMMON STOCKS (COST $38,110,510)		40,441,333

	NO. OF CONTRACTS

OPTIONS PURCHASED — 0.6%

Call Option — 0.1%
Allergan plc 9/16/2016 @ 310.00	4	60
Allergan plc 9/16/2016 @ 325.00	8	40
DISH Network Corp. 9/16/2016 @ 50.00	20	8,000

See Accompanying Notes to the Consolidated Financial Statements.

12

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

	NO. OF CONTRACTS	VALUE

Call Option (continued)
Yahoo!, Inc. 5/20/2016 @ 34.00	29	$8,468

		16,568

Put Option — 0.5%
Alibaba Group Holding Ltd. 7/15/2016 @ 75.00	29	9,135
Align Technology, Inc. 10/21/2016 @ 65.00	24	7,200
Align Technology, Inc. 7/15/2016 @ 70.00	28	6,860
Altria Group, Inc. 7/15/2016 @ 60.00	55	5,720
American Airlines Group, Inc. 5/20/2016 @ 36.00	32	6,400
athenahealth, Inc. 6/17/2016 @ 130.00	7	2,800
Autoliv, Inc. 6/17/2016 @ 95.00	13	65
Autoliv, Inc. 6/17/2016 @ 105.00	17	3,400
BlackRock, Inc. 7/15/2016 @ 300.00	3	870
BlackRock, Inc. 7/15/2016 @ 270.00	4	700
Bridgepoint Education, Inc. 8/19/2016 @ 9.00	135	10,800
Broadcom Ltd. 10/21/2016 @ 145.00	7	9,590
Brunswick Corp. 9/16/2016 @ 47.00	28	8,680
Coca-Cola Co. (The) 7/15/2016 @ 45.00	105	14,910
Comfort Systems USA, Inc. 7/15/2016 @ 30.00	56	10,080
Dave & Buster’s Entertainment, Inc. 7/15/2016 @ 35.00	41	3,075
Delta Air Lines, Inc. 6/17/2016 @ 38.00	28	2,212
Dorman Products, Inc. 8/19/2016 @ 50.00	17	3,655
Dunkin’ Brands Group, Inc. 6/17/2016 @ 45.00	35	3,850
Equinix, Inc. 6/17/2016 @ 290.00	5	1,200
FactSet Research Systems, Inc. 6/17/2016 @ 150.00	8	3,360

	NO. OF CONTRACTS	VALUE

Put Option (continued)
Foot Locker, Inc. 5/20/2016 @ 60.00	26	$3,640
FTI Consulting, Inc. 6/17/2016 @ 32.00	37	4,440
Hawaiian Holdings, Inc. 7/15/2016 @ 43.00	20	6,600
Home Depot, Inc. (The) 5/20/2016 @ 110.00	29	174
Hormel Foods Corp. 6/17/2016 @ 40.00	64	13,440
Humana, Inc. 5/20/2016 @ 150.00	11	2,090
Intel Corp. 7/15/2016 @ 31.00	83	14,359
Intel Corp. 6/17/2016 @ 30.00	47	4,465
iShares MSCI Brazil Capped Fund 9/16/2016 @ 27.00	44	7,700
iShares U.S. Real Estate Fund 6/17/2016 @ 74.00	75	7,350
Kroger Co. (The) 7/15/2016 @ 37.50	50	14,500
Lear Corp. 6/17/2016 @ 105.00	13	1,625
McCormick & Co., Inc. 6/17/2016 @ 85.00	24	600
McCormick & Co., Inc. 9/16/2016 @ 95.00	21	9,660
Netflix, Inc. 6/17/2016 @ 95.00	12	9,060
Newell Brands, Inc. 9/16/2016 @ 42.00	29	4,495
NXP Semiconductors NV 10/21/2016 @ 85.00	13	10,010
Pool Corp. 7/15/2016 @ 75.00	21	105
Priceline Group, Inc. (The) 7/15/2016 @ 260.00	2	7,180
Realty Income Corp. 6/17/2016 @ 60.00	26	5,070
S&P 500 Index 5/20/2016 @ 2,000	5	4,700
Splunk, Inc. 8/19/2016 @ 45.00	20	4,000
T Rowe Price Group, Inc. 7/15/2016 @ 75.00	25	7,125
Tempur Sealy International, Inc. 6/17/2016 @ 55.00	16	1,680

See Accompanying Notes to the Consolidated Financial Statements.

13

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

	NO. OF CONTRACTS	VALUE

Put Option (continued)
Tempur Sealy International, Inc. 6/17/2016 @ 60.00	18	$4,680
Tesla Motors, Inc. 6/17/2016 @ 225.00	4	4,320
Tesla Motors, Inc. 6/17/2016 @ 150.00	8	664
Tesla Motors, Inc. 6/17/2016 @ 195.00	6	2,280
Texas Roadhouse, Inc. 6/17/2016 @ 40.00	25	3,375
Tyson Foods, Inc. 7/15/2016 @ 65.00	29	8,555
Vulcan Materials Co. 5/20/2016 @ 95.00	18	630
Western Union Co. (The) 5/20/2016 @ 18.00	65	650
Western Union Co. (The) 8/19/2016 @ 17.00	84	2,100
Western Union Co. (The) 8/19/2016 @ 19.00	97	7,275
Western Union Co. (The) 5/20/2016 @ 16.00	172	688
Workday, Inc. 6/17/2016 @ 65.00	26	4,680
WW Grainger, Inc. 7/15/2016 @ 210.00	9	1,800

		300,327

TOTAL OPTIONS PURCHASED (COST $547,671)		316,895

	SHARES

EXCHANGE TRADED FUND — 0.5%
iShares iBoxx $ High Yield Corporate Bond Fund(a) (Cost $282,997)	3,451	289,366

CONVERTIBLE PREFERRED STOCK — 0.3%

Pharmaceuticals — 0.3%
Allergan plc (Ireland) A, 5.50%, 3/1/2018 (Cost $244,780)	241	195,569

PREFERRED STOCKS — 0.3%

Auto Components — 0.1%
Schaeffler AG (Germany)	4,061	60,916

Construction Materials — 0.1%
STO SE & Co. KGaA (Germany)	649	80,110

	SHARES	VALUE

Household Products — 0.1%
Henkel AG & Co. KGaA (Germany)	360	$41,119

TOTAL PREFERRED STOCKS (COST $187,216)		182,145

	PRINCIPAL AMOUNT

SHORT-TERM INVESTMENTS — 9.6%

U.S. TREASURY OBLIGATIONS — 9.6%
US Treasury Bill
0.23%, 5/26/2016(g)	$1,200,000	1,199,868
0.39%, 12/8/2016(c)(g)	500,000	498,916
0.66%, 1/5/2017(c)(g)	1,200,000	1,196,676
0.52%, 2/2/2017(c)(g)	500,000	498,300
0.65%, 3/2/2017(c)(g)	600,000	597,578
0.60%, 3/30/2017(c)(g)	900,000	895,873
0.59%, 4/27/2017(g)	900,000	895,042

TOTAL SHORT-TERM INVESTMENTS (COST $5,777,694)		5,782,253

TOTAL LONG POSITIONS (COST $45,150,868)		47,207,561

	SHARES
SHORT POSITIONS — (22.8)%

COMMON STOCKS — (12.0)%

Aerospace & Defense — (0.1)%
Textron, Inc.	(900)	(34,812)

Airlines — (0.1)%
Southwest Airlines Co.	(1,300)	(57,993)
Spirit Airlines, Inc.*	(600)	(26,358)

		(84,351)

Auto Components — (0.1)%
Tenneco, Inc.*	(700)	(37,310)

Automobiles — (0.3)%
Fiat Chrysler Automobiles NV (United Kingdom)	(10,700)	(86,563)
Harley-Davidson, Inc.	(800)	(38,264)
Tesla Motors, Inc.*	(300)	(72,228)

		(197,055)

See Accompanying Notes to the Consolidated Financial Statements.

14

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

	SHARES	VALUE

Banks — (0.4)%
CIT Group, Inc.	(1,800)	$(62,226)
Comerica, Inc.	(1,800)	(79,920)
ICICI Bank Ltd., ADR (India)	(1,300)	(9,165)
Regions Financial Corp.	(5,900)	(55,342)
Zions Bancorporation	(1,400)	(38,528)

		(245,181)

Beverages — (0.1)%
Boston Beer Co., Inc. (The), Class A*	(200)	(31,216)
Coca-Cola Co. (The)	(300)	(13,440)
Molson Coors Brewing Co., Class B	(300)	(28,689)

		(73,345)

Biotechnology — (0.6)%
Amgen, Inc.	(200)	(31,660)
BioMarin Pharmaceutical, Inc.*	(300)	(25,404)
Bluebird Bio, Inc.*	(900)	(39,915)
Celator Pharmaceuticals, Inc.*	(2,400)	(36,168)
Clovis Oncology, Inc.*	(2,600)	(36,166)
Gilead Sciences, Inc.	(300)	(26,463)
Ligand Pharmaceuticals, Inc.*	(300)	(36,261)
Neurocrine Biosciences, Inc.*	(800)	(36,464)
Regeneron Pharmaceuticals, Inc.*	(100)	(37,671)
Sarepta Therapeutics, Inc.*	(2,500)	(35,475)
Ultragenyx Pharmaceutical, Inc.*	(500)	(33,810)

		(375,457)

Building Products — (0.3)%
Fortune Brands Home & Security, Inc.	(700)	(38,787)
Masco Corp.	(1,000)	(30,710)
USG Corp.*	(3,700)	(99,937)

		(169,434)

Capital Markets — (0.4)%
Ameriprise Financial, Inc.	(300)	(28,770)
Franklin Resources, Inc.	(1,400)	(52,276)
Goldman Sachs Group, Inc. (The)	(400)	(65,644)
Northern Trust Corp.	(500)	(35,540)
Waddell & Reed Financial, Inc., Class A	(1,800)	(36,612)

		(218,842)

	SHARES	VALUE

Chemicals — (0.1)%
Mosaic Co. (The)	(1,900)	$(53,181)
Potash Corp. of Saskatchewan, Inc. (Canada)	(500)	(8,860)

		(62,041)

Commercial Services & Supplies — (0.1)%
Cintas Corp.	(500)	(44,890)

Communications Equipment — (0.1)%
Cisco Systems, Inc.	(1,100)	(30,239)
Telefonaktiebolaget LM Ericsson, ADR (Sweden)	(4,800)	(38,832)

		(69,071)

Consumer Finance — (0.1)%
American Express Co.	(500)	(32,715)
SLM Corp.*	(5,800)	(39,266)

		(71,981)

Containers & Packaging — (0.2)%
Ball Corp.	(500)	(35,690)
Crown Holdings, Inc.*	(700)	(37,072)
Sealed Air Corp.	(600)	(28,416)

		(101,178)

Diversified Telecommunication Services — (0.1)%
CenturyLink, Inc.	(1,000)	(30,950)

Electrical Equipment — (0.1)%
Emerson Electric Co.	(500)	(27,315)
Rockwell Automation, Inc.	(300)	(34,041)

		(61,356)

Electronic Equipment, Instruments & Components — (0.1)%
Amphenol Corp., Class A	(200)	(11,166)
Fitbit, Inc., Class A*	(2,600)	(47,450)

		(58,616)

Energy Equipment & Services — (0.2)%
Ensco plc, Class A (United Kingdom)	(2,700)	(32,292)
Halliburton Co.	(700)	(28,917)
Transocean Ltd. (Switzerland)	(3,700)	(40,996)
US Silica Holdings, Inc.	(1,500)	(38,325)

		(140,530)

Food & Staples Retailing — (0.2)%
Casey’s General Stores, Inc.	(300)	(33,600)
Sysco Corp.	(700)	(32,249)
Wal-Mart Stores, Inc.	(400)	(26,748)

See Accompanying Notes to the Consolidated Financial Statements.

15

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

	SHARES	VALUE

Food & Staples Retailing (continued)
Whole Foods Market, Inc.	(800)	$(23,264)

		(115,861)

Food Products — (0.3)%
Archer-Daniels-Midland Co.	(700)	(27,958)
Bunge Ltd.	(1,200)	(75,000)
Hain Celestial Group, Inc. (The)*	(900)	(37,674)
Mondelez International, Inc., Class A	(900)	(38,664)

		(179,296)

Gas Utilities — 0.0%(f)
Atmos Energy Corp.	(300)	(21,765)

Health Care Equipment & Supplies — (0.2)%
Baxter International, Inc.	(700)	(30,954)
Becton Dickinson and Co.	(200)	(32,252)
DexCom, Inc.*	(600)	(38,628)
Edwards Lifesciences Corp.*	(200)	(21,242)

		(123,076)

Health Care Providers & Services — (0.5)%
Acadia Healthcare Co., Inc.*	(600)	(37,914)
AmerisourceBergen Corp.	(300)	(25,530)
Henry Schein, Inc.*	(400)	(67,480)
McKesson Corp.	(100)	(16,782)
Patterson Cos., Inc.	(900)	(39,015)
Quest Diagnostics, Inc.	(900)	(67,653)
Tenet Healthcare Corp.*	(1,200)	(38,028)
UnitedHealth Group, Inc.	(200)	(26,336)

		(318,738)

Health Care Technology — (0.1)%
athenahealth, Inc.*	(300)	(39,990)
Cerner Corp.*	(600)	(33,684)

		(73,674)

Hotels, Restaurants & Leisure — (0.4)%
Chipotle Mexican Grill, Inc.*	(100)	(42,097)
Norwegian Cruise Line Holdings Ltd.*	(1,000)	(48,890)
Six Flags Entertainment Corp.	(700)	(42,035)
Wynn Resorts Ltd.	(1,200)	(105,960)

		(238,982)

Household Durables — (0.2)%
KB Home	(5,400)	(73,278)
Whirlpool Corp.	(200)	(34,828)

		(108,106)

	SHARES	VALUE

Household Products — (0.1)%
Spectrum Brands Holdings, Inc.	(400)	$(45,440)

Independent Power and Renewable Electricity Producers — (0.1)%
NRG Energy, Inc.	(4,900)	(73,990)
Insurance — (0.1)%
Prudential Financial, Inc.	(600)	(46,584)
RenaissanceRe Holdings Ltd. (Bermuda)	(300)	(33,273)

		(79,857)

Internet & Catalog Retail — (0.2)%
Groupon, Inc.*	(9,000)	(32,580)
Liberty Interactive Corp. QVC Group, Class A*	(1,500)	(39,300)
Liberty Ventures, Series A*	(800)	(32,000)
Netflix, Inc.*	(400)	(36,012)

		(139,892)

Internet Software & Services — (0.2)%
Akamai Technologies, Inc.*	(600)	(30,594)
Twitter, Inc.*	(1,800)	(26,316)
Yandex NV, Class A (Russia)*	(1,900)	(38,893)
Yelp, Inc.*	(600)	(12,600)

		(108,403)

IT Services — (0.1)%
Alliance Data Systems Corp.*	(100)	(20,331)
First Data Corp., Class A*	(3,200)	(36,448)

		(56,779)

Leisure Products — (0.1)%
Brunswick Corp.	(700)	(33,621)
Polaris Industries, Inc.	(400)	(39,152)

		(72,773)

Life Sciences Tools & Services — (0.2)%
Charles River Laboratories
International, Inc.*	(700)	(55,489)
Mettler-Toledo International, Inc.*	(200)	(71,590)

		(127,079)

Machinery — (0.1)%
AGCO Corp.	(700)	(37,429)
Flowserve Corp.	(800)	(39,048)

		(76,477)

See Accompanying Notes to the Consolidated Financial Statements.

16

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

	SHARES	VALUE

Media — (0.3)%
CBS Corp., Class B	(700)	$(39,137)
Interpublic Group of Cos., Inc. (The)	(1,700)	(38,998)
Liberty Global plc, Series C (United Kingdom)*	(800)	(29,280)
Liberty Global plc, Class A (United Kingdom)*	(800)	(30,184)
Thomson Reuters Corp.	(900)	(37,017)

		(174,616)

Metals & Mining — (0.2)%
Alcoa, Inc.	(3,300)	(36,861)
Allegheny Technologies, Inc.	(3,800)	(62,092)
Cliffs Natural Resources, Inc.*	(7,400)	(38,998)

		(137,951)

Multiline Retail — (0.2)%
Dillard’s, Inc., Class A	(300)	(21,135)
Kohl’s Corp.	(800)	(35,440)
Macy’s, Inc.	(700)	(27,713)
Nordstrom, Inc.	(600)	(30,678)

		(114,966)

Multi-Utilities — (0.1)%
Consolidated Edison, Inc.	(400)	(29,840)
Public Service Enterprise Group, Inc.	(700)	(32,291)

		(62,131)

Oil, Gas & Consumable Fuels — (0.4)%
Carrizo Oil & Gas, Inc.*	(1,200)	(42,444)
Golar LNG Ltd. (Bermuda)	(1,700)	(28,186)
Gulfport Energy Corp.*	(1,400)	(43,820)
Murphy Oil Corp.	(1,300)	(46,462)
Rice Energy, Inc.*	(3,600)	(62,316)
Royal Dutch Shell plc, Class A, ADR (Netherlands)	(17)	(899)
Whiting Petroleum Corp.*	(3,200)	(38,400)

		(262,527)

Paper & Forest Products — (0.1)%
Louisiana-Pacific Corp.*	(2,800)	(47,600)

Pharmaceuticals — (0.5)%
Bristol-Myers Squibb Co.	(500)	(36,090)
Jazz Pharmaceuticals plc (Ireland)*	(700)	(105,490)
Mallinckrodt plc*	(400)	(25,008)
Pacira Pharmaceuticals, Inc.*	(500)	(27,055)
Relypsa, Inc.*	(1,600)	(28,960)
Shire plc, ADR (Ireland)	(200)	(37,484)

	SHARES	VALUE

Pharmaceuticals (continued)
Valeant Pharmaceuticals International, Inc.*	(1,000)	$(33,360)
Zoetis, Inc.	(600)	(28,218)

		(321,665)

Professional Services — (0.1)%
Nielsen Holdings plc	(700)	(36,498)

Real Estate Investment Trusts (REITs) — (1.1)%
Alexandria Real Estate Equities, Inc.	(400)	(37,180)
Digital Realty Trust, Inc.	(400)	(35,192)
Equinix, Inc.	(200)	(66,070)
Equity LifeStyle Properties, Inc.	(400)	(27,396)
HCP, Inc.	(1,700)	(57,511)
Iron Mountain, Inc.	(900)	(32,877)
Kilroy Realty Corp.	(800)	(51,848)
Kimco Realty Corp.	(1,400)	(39,368)
Liberty Property Trust	(900)	(31,410)
Mid-America Apartment Communities, Inc.	(400)	(38,284)
National Retail Properties, Inc.	(1,200)	(52,512)
Prologis, Inc.	(200)	(9,082)
Public Storage	(100)	(24,481)
SL Green Realty Corp.	(300)	(31,524)
STORE Capital Corp.	(1,500)	(38,505)
Sun Communities, Inc.	(400)	(27,148)
Ventas, Inc.	(700)	(43,484)
Weyerhaeuser Co.	(1,000)	(32,120)

		(675,992)

Real Estate Management & Development — (0.2)%
Jones Lang LaSalle, Inc.	(500)	(57,585)
Realogy Holdings Corp.*	(800)	(28,592)

		(86,177)

Road & Rail — (0.2)%
Avis Budget Group, Inc.*	(1,800)	(45,180)
Hertz Global Holdings, Inc.*	(4,300)	(39,818)
Ryder System, Inc.	(400)	(27,568)

		(112,566)

Semiconductors & Semiconductor Equipment — (0.3)%
Advanced Micro Devices, Inc.*	(9,600)	(34,080)
Cree, Inc.*	(2,700)	(66,177)
First Solar, Inc.*	(500)	(27,920)

See Accompanying Notes to the Consolidated Financial Statements.

17

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

	SHARES	VALUE

Semiconductors & Semiconductor Equipment (continued)
Micron Technology, Inc.*	(3,600)	$(38,700)
Synaptics, Inc.*	(300)	(21,465)

		(188,342)

Software — (0.5)%
Activision Blizzard, Inc.	(900)	(31,023)
FireEye, Inc.*	(3,700)	(64,195)
Intuit, Inc.	(400)	(40,356)
NetSuite, Inc.*	(500)	(40,520)
ServiceNow, Inc.*	(700)	(50,036)
Synopsys, Inc.*	(800)	(38,016)
Verint Systems, Inc.*	(1,000)	(33,840)

		(297,986)

Specialty Retail — (0.6)%
CarMax, Inc.*	(500)	(26,475)
Chico’s FAS, Inc.	(2,200)	(27,742)
DSW, Inc., Class A	(1,500)	(36,855)
Gap, Inc. (The)	(1,700)	(39,406)
Home Depot, Inc. (The)	(300)	(40,167)
Lowe’s Cos., Inc.	(500)	(38,010)
Ross Stores, Inc.	(1,100)	(62,458)
Ulta Salon Cosmetics & Fragrance, Inc.*	(200)	(41,656)
Urban Outfitters, Inc.*	(1,000)	(30,320)
Williams-Sonoma, Inc.	(700)	(41,146)

		(384,235)

Textiles, Apparel & Luxury Goods — (0.3)%
Carter’s, Inc.	(300)	(32,001)
Coach, Inc.	(800)	(32,216)
PVH Corp.	(600)	(57,360)
Under Armour, Inc., Class A*	(1,100)	(48,334)

		(169,911)

Tobacco — (0.1)%
Philip Morris International, Inc.	(300)	(29,436)

Water Utilities — (0.1)%
American Water Works Co., Inc.*	(400)	(29,104)

Wireless Telecommunication Services — (0.1)%
Sprint Corp.*	(13,300)	(45,619)

TOTAL COMMON STOCKS (PROCEEDS $(7,043,761))		(7,213,910)

	SHARES	VALUE

EXCHANGE TRADED FUNDS — (10.8)%
iShares Core S&P 500 Fund	(1,000)	$(207,370)
SPDR S&P 500 Fund	(30,400)	(6,271,520)

TOTAL EXCHANGE TRADED FUNDS (PROCEEDS $(6,149,680))		(6,478,890)

TOTAL SHORT POSITIONS (PROCEEDS $(13,193,441))		(13,692,800)

TOTAL INVESTMENTS — 55.8% (cost, net of proceeds $31,957,427)		33,514,761

OTHER ASSETS LESS LIABILITIES — 44.2%		26,574,261

NET ASSETS — 100.0%		60,089,022

*	Non-income producing security.
(a)	All or a portion of this security is segregated in connection with obligations for securities sold short with a total value of $10,092,924.
(b)	The security or a portion of this security is on loan at 4/30/2016. The total value of securities on loan at 4/30/2016 was $1,946,408.
(c)	All or a portion of the security pledged as collateral for swaps.
(d)	Securities exempt from registration under Rule 144A or section 4(2), of the Securities Act of 1933. Under procedures approved by the Board of Trustees, such securities have been determined to be liquid by the investment adviser, unless noted otherwise, and may be resold, normally to qualified institutional buyers in transactions exempt from registration. Total market value of all such securities amounts to $398,356, which represents approximately 0.66% of net assets of the fund.
(e)	Illiquid security.
(f)	Represents less than 0.05% of net assets.
(g)	The rate shown is the effective yield as of the close of the reporting period.

Abbreviations:

ADR	— American Depositary Receipt
CVA	— Dutch Certification
OYJ	— Public Traded Company
REIT	— Real Estate Investment Trust
SPDR	— Standard & Poor’s Depository Receipts

See Accompanying Notes to the Consolidated Financial Statements.

18

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

As of April 30, 2016, the gross unrealized appreciation (depreciation) of investments based on the aggregate cost of investments for federal income tax purposes was as follows:

Aggregate gross unrealized appreciation	$3,319,255
Aggregate gross unrealized depreciation	(1,761,921)

Net unrealized appreciation	$1,557,334

Federal income tax cost of investments	$31,957,427

Put Options written

Exchange Traded

Number of Contracts	Issuer	Counterparty	Expiration Date	Premiums Received	Value at April 30, 2016	Unrealized Appreciation/ (Depreciation)
75	iShares U.S. Real Estate Fund (Exercise price $66)	Morgan Stanley	6/17/2016	$ 2,753	$ (900)	$ 1,853

See Accompanying Notes to the Consolidated Financial Statements.

19

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Futures Contracts Long

Exchange Traded

	Currency	Number of Contracts	Expiration Date	Notional Amount at Cost	Notional Amount at Value	Unrealized Appreciation/ (Depreciation)
CAC40 Futures Contracts	EUR	15	5/20/2016	$754,620	$751,525	$(3,095)
CBOT 10 Year U.S. Treasury Note Futures Contracts	USD	17	6/21/2016	2,204,792	2,211,062	6,270
CBOT Corn Futures Contracts	USD	9	7/14/2016	175,304	176,287	983
CBOT Soybean Futures Contracts	USD	11	7/14/2016	529,913	566,362	36,449
CBOT Soybean Meal Futures Contracts	USD	11	7/14/2016	355,440	368,280	12,840
CBOT Soybean Oil Futures Contracts	USD	13	7/14/2016	273,606	258,492	(15,114)
CME Australian Dollar Futures Contracts	USD	3	6/13/2016	226,252	227,610	1,358
CME Canadian Dollar Futures Contracts	USD	2	6/14/2016	158,095	159,480	1,385
CME Euro FX Currency Futures Contracts	USD	2	6/13/2016	283,980	286,625	2,645
CME Japanese Yen Futures Contracts	USD	3	6/13/2016	332,839	351,675	18,836
CME NASDAQ 100 E-Mini Futures Contracts	USD	3	6/17/2016	264,116	259,890	(4,226)
CME New Zealand Futures Contract	USD	1	6/13/2016	69,272	69,640	368
CMX Copper Commodity Futures Contracts	USD	2	7/27/2016	112,221	114,175	1,954
CMX Gold 100 OZ Futures Contracts	USD	4	6/28/2016	488,549	516,200	27,651
CMX Silver Futures Contracts	USD	4	7/27/2016	346,299	356,380	10,081
E-Mini S&P 500 Futures Contracts	USD	4	6/17/2016	411,670	411,820	150
EOE Amsterdam Exchanges Index Futures Contracts	EUR	9	5/20/2016	907,233	899,975	(7,258)
Eurex 10 Year Euro BUND Futures Contracts	EUR	14	6/8/2016	2,596,728	2,595,050	(1,678)
EURO STOXX 50 Futures Contracts	EUR	21	6/17/2016	714,069	715,851	1,782
FTSE/MIB Index Futures Contracts	EUR	5	6/17/2016	514,106	522,400	8,294
HKG Hang Seng Index Futures Contracts	HKD	2	5/30/2016	272,337	268,845	(3,492)
LIFFE FTSE 100 Index Futures Contracts	GBP	3	6/17/2016	273,414	272,300	(1,114)
LIFFE Long Gilt Futures Contracts	GBP	11	6/28/2016	1,952,952	1,922,289	(30,663)
MFM IBEX 35 Index Futures Contracts	EUR	4	5/20/2016	402,594	412,447	9,853
NYM Gasoline RBOB Futures Contracts	USD	2	5/31/2016	130,675	134,770	4,095
OML Stockholm OMXS30 Index Futures Contracts	SEK	29	5/20/2016	494,220	487,971	(6,249)
Russell 2000 Mini Futures Contracts	USD	3	6/17/2016	338,626	338,610	(16)

						$72,089

See Accompanying Notes to the Consolidated Financial Statements.

20

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Futures Contracts Short

Exchange Traded

	Currency	Number of Contracts	Expiration Date	Notional Amount at Cost	Notional Amount at Value	Unrealized Appreciation/ (Depreciation)
CBOT Wheat Futures Contracts	USD	15	7/14/2016	$353,960	$366,375	$(12,415)
CME British Pound Futures Contract	USD	1	6/13/2016	88,441	91,331	(2,890)
DAX Index Futures Contract	EUR	1	6/17/2016	281,453	288,710	(7,257)
FTSE/JSE Top 40 Index Futures Contracts	ZAR	15	6/15/2016	486,065	494,333	(8,268)
ICE Brent Crude Oil Futures Contracts	USD	2	5/31/2016	89,777	94,740	(4,963)
ICE Coffee ‘C’ Futures Contracts	USD	7	7/19/2016	320,874	318,937	1,937
ICE Low Sulphur Gas Oil Futures Contracts	USD	3	6/10/2016	119,795	124,200	(4,405)
ICE MSCI Europe Net Total Return Index Futures Contracts	EUR	430	6/17/2016	8,879,137	8,916,848	(37,711)
MSE 10 Year Canadian Bond Futures Contracts	CAD	11	6/21/2016	1,229,234	1,220,021	9,213
Nikkei 225 Futures Contracts	JPY	2	6/9/2016	324,992	310,150	14,842
NYM Natural Gas Futures Contracts	USD	10	5/26/2016	219,477	217,800	1,677
NYM NY Harbor ULSD Futures Contracts	USD	2	5/31/2016	104,105	116,424	(12,319)
SFE 10 Year Commonwealth Treasury Bond Futures Contracts	AUD	11	6/15/2016	1,081,639	1,092,686	(11,047)
SGX Nifty 50 Index Futures Contracts	USD	32	5/26/2016	507,648	505,120	2,528
WTI Crude Oil Futures Contracts	USD	3	5/20/2016	130,566	137,760	(7,194)

						$(78,272)

See Accompanying Notes to the Consolidated Financial Statements.

21

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Cash collateral in the amount of $2,033,809 was pledged to cover margin requirements for open futures contracts as of April 30, 2016.

Long Total Return Swap Contracts

Over the Counter

Counterparty	Underlying Reference Instrument	Maturity Date	Currency	Reference Quantity	Market Value
Morgan Stanley	London Stock Exchange Group plc	1/17/2050	GBP	2,318	$(4,072)
Morgan Stanley	SABMiller plc	1/17/2050	GBP	12,457	42,827
Morgan Stanley	Starwood Hotels & Resorts Worldwide, Inc.	1/17/2050	USD	4,917	(1,121)
Morgan Stanley	Vodafone Group plc	1/17/2050	GBP	8,107	(319)

					$37,315

Short Total Return Swap Contracts

Over the Counter

Counterparty	Underlying Reference Instrument	Maturity Date	Currency	Reference Quantity	Market Value
Morgan Stanley	Aetna, Inc.	1/17/2050	USD	861	$(5,982)
Morgan Stanley	Alibaba Group Holding Ltd.	1/17/2050	USD	1,195	(6,902)
Morgan Stanley	Anthem, Inc.	1/17/2050	USD	372	2,469
Morgan Stanley	Charter Communications, Inc.	1/17/2050	USD	2,100	(79,618)
Morgan Stanley	Consumer Staples Select Sector SPDR Fund	1/17/2050	USD	907	(1,373)
Morgan Stanley	Interval Leisure Group, Inc.	1/17/2050	USD	2,109	(1,418)
Morgan Stanley	Marriott International, Inc.	1/17/2050	USD	3,933	(6,563)
Morgan Stanley	Shire plc	1/17/2050	USD	1,934	(34,706)
Morgan Stanley	Sky plc	1/17/2050	GBP	1,744	2,552
Morgan Stanley	STOXX Europe 600 Index	1/17/2050	EUR	87,965	8,946
Morgan Stanley	VMware, Inc.	1/17/2050	USD	1,600	(1,701)

					$(124,296)

Total Return Swaps on Equity Index Futures

Over the Counter

Counterparty	Underlying Reference Instrument	Maturity Date	Currency	Notional Amount at Value	Unrealized Appreciation/ (Depreciation)
Morgan Stanley	BMF Ibovespa Futures Contracts	6/15/2016	BRL	(407,528)	$(22,210)
Morgan Stanley	KFE KOSPI 200 Futures Contracts	6/9/2016	KRW	(530,160)	(8,171)

					$(30,381)

See Accompanying Notes to the Consolidated Financial Statements.

22

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Cash collateral in the amount of $1,980,000 was pledged for total return swaps as of April 30, 2016.

Contracts for Differences*

Over the Counter

Counterparty	Description	Termination Date	Value
Bank of America Corp.	The Fund receives the total return on a portfolio of long and short positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.	8/21/2017	$(4,165)
Goldman Sachs International	The Fund receives the total return on a portfolio of long and short positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.	5/5/2016 – 5/1/2026	(407,924)
Morgan Stanley	The Fund receives the total return on a portfolio of long and short positions and pays a specified LIBOR or Federal Funds floating rate, which is denominated in various foreign currencies based on the local currencies of the positions within the swap.	7/3/2017 – 4/26/2018	(265,383)

			$(677,472)

*	See accompanying Contracts for Differences schedules on the following pages for further details

See Accompanying Notes to the Consolidated Financial Statements.

23

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	Switzerland
Bank of America Corp.	Glencore plc	28,014	$1,994
(Long Positions)	Wizz Air Holdings plc	1,882	1,289

			3,283

	United Kingdom
	Barratt Developments plc	6,114	2,785
	British American Tobacco plc	3,329	514
	GlaxoSmithKline plc	5,367	(3,975)
	Hill & Smith Holdings plc	9,068	(528)
	HSBC Holdings plc	26,158	(89)
	Imperial Brands plc	2,551	(2,595)
	ITV plc	21,232	666
	JD Sports Fashion plc	4,544	2,429
	Land Securities Group plc	5,309	2,708
	Persimmon plc	2,092	3,607
	Prudential plc	4,808	(128)
	Reckitt Benckiser Group plc	2,482	(7,169)
	Rio Tinto plc	2,934	1,352
	SABMiller plc	999	(1,243)
	Taylor Wimpey plc	22,451	4,052
	Victoria plc	3,375	(4,542)

			(2,156)

	Total Long Positions of Contracts for Differences		1,127

	Net other receivables/(payables)		(5,292)

	Total Contracts for Differences, at value		$(4,165)

	Australia
Goldman Sachs International	Brambles Ltd.	8,602	(182)
(Long Positions)	Challenger Ltd.	5,140	(209)
	CIMIC Group Ltd.	3,297	1,280
	Coca-Cola Amatil Ltd.	13,458	495
	Cochlear Ltd.	1,020	1,859
	Domino’s Pizza Enterprises Ltd.	1,889	(232)
	REA Group Ltd.	2,106	(622)
	Woolworths Ltd.	635	361

			2,750

See Accompanying Notes to the Consolidated Financial Statements.

24

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	China
Goldman Sachs International	AAC Technologies Holdings, Inc.	10,000	$245
(Long Positions — continued)	Bank of Communications Co. Ltd.	100,000	(1,858)
	Belle International Holdings Ltd.	132,000	(160)
	Byd Co. Ltd.	16,000	1,162
	China CITIC Bank Corp. Ltd.	15,000	(107)
	China Communications Construction Co. Ltd.	60,000	471
	China Petroleum & Chemical Corp.	114,000	(497)
	China Southern Airlines Co. Ltd.	58,000	(46)
	China Telecom Corp. Ltd.	76,000	198
	Dongfeng Motor Group Co. Ltd.	62,000	(2,584)
	Geely Automobile Holdings Ltd.	160,000	(2,972)
	Great Wall Motor Co. Ltd.	88,500	(3,247)
	Huaneng Power International, Inc.	96,000	(3,432)
	PICC Property & Casualty Co. Ltd.	38,000	(2,105)
	Sunny Optical Technology Group Co. Ltd.	24,000	(1,162)
	Tencent Holdings Ltd.	3,600	(770)
	Want Want China Holdings Ltd.	94,000	(3,399)
	Yangzijiang Shipbuilding Holdings Ltd.	97,300	(657)
	Zhuzhou CRRC Times Electric Co. Ltd.	6,500	(893)

			(21,813)

	Denmark
	Danske Bank A/S	430	300
	Vestas Wind Systems A/S	1,227	4,934

			5,234

	Finland
	Kone OYJ	1,532	12

	France
	Natixis SA	4,229	(137)
	Peugeot SA	5,530	(50)
	Plastic Omnium SA	2,590	(343)
	Safran SA	1,313	(4,530)
	Sanofi	972	(5,569)
	Schneider Electric SE	1,481	(3,193)
	Societe Generale SA	2,325	(2,352)
	Technip SA	1,319	(1,464)
	Thales SA	1,092	(1,924)
	Valeo SA	626	(600)
	Vinci SA	1,073	(704)

			(20,866)

See Accompanying Notes to the Consolidated Financial Statements.

25

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	Germany
Goldman Sachs International	adidas AG	755	$(1,141)
(Long Positions — continued)	Bayer AG	653	(3,519)
	Deutsche Post AG	3,351	(1,906)
	E.ON SE	2,694	(928)
	HOCHTIEF AG	677	(851)
	Krones AG	467	(2,122)
	Software AG	506	123
	Stroeer SE & Co. KGaA	1,188	(2,680)

			(13,024)

	Hong Kong
	China Everbright Ltd.	22,000	(1,212)
	CLP Holdings Ltd.	4,000	(200)
	HKT Trust & HKT Ltd.	55,000	993
	Kunlun Energy Co. Ltd.	8,000	(244)
	Nine Dragons Paper Holdings Ltd.	90,000	(2,228)
	PCCW Ltd.	97,000	(619)
	Shimao Property Holdings Ltd.	35,000	(245)

			(3,755)

	Ireland
	James Hardie Industries plc	317	(49)
	Jazz Pharmaceuticals plc	534	(2,116)
	Paddy Power Betfair plc	184	409
	Shire plc	1,428	2,040

			284

	Italy
	A2A SpA	54,958	267
	Brembo SpA	1,763	(10)
	Mediaset SpA	2,871	(95)
	Prysmian SpA	4,067	567

			729

	Japan
	Amada Holdings Co. Ltd.	2,400	(1,826)
	Bandai Namco Holdings, Inc.	400	(611)
	Canon, Inc.	2,600	(9,960)
	Central Japan Railway Co.	400	(6,915)
	Chubu Electric Power Co., Inc.	1,200	(909)
	Dai Nippon Printing Co. Ltd.	8,000	(5,362)
	FamilyMart Co. Ltd.	1,300	(3,601)
	Fuji Media Holdings, Inc.	1,200	(752)
	Fujitsu Ltd.	21,000	(9,090)
	Hitachi Construction Machinery Co. Ltd.	5,200	(11,384)

See Accompanying Notes to the Consolidated Financial Statements.

26

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	Japan
Goldman Sachs International	Hitachi Ltd.	17,000	$(8,354)
(Long Positions — continued)	Hoya Corp.	1,900	(6,245)
	Isetan Mitsukoshi Holdings Ltd.	2,900	(3,044)
	Kirin Holdings Co. Ltd.	5,700	(5,694)
	Komatsu Ltd.	5,100	(7,229)
	Konica Minolta, Inc.	8,900	(8,177)
	Lawson, Inc.	900	(2,582)
	Lion Corp.	6,000	(2,224)
	Mazda Motor Corp.	5,500	(11,447)
	Mitsubishi Chemical Holdings Corp.	8,800	(2,674)
	Mitsubishi Electric Corp.	8,000	(6,962)
	Mitsubishi Motors Corp.	10,400	(4,066)
	Mitsubishi Tanabe Pharma Corp.	4,500	(3,187)
	Mitsui & Co. Ltd.	1,800	(1,369)
	Nikon Corp.	5,400	(5,835)
	Nippon Express Co. Ltd.	9,000	(3,626)
	NTT Data Corp.	1,600	(3,930)
	Panasonic Corp.	1,700	(1,633)
	Pola Orbis Holdings, Inc.	1,000	(4,528)
	Ricoh Co. Ltd.	7,900	(7,550)
	Sankyo Co. Ltd.	200	(409)
	Sega Sammy Holdings, Inc.	6,700	(6,160)
	Shiseido Co. Ltd.	400	(667)
	Start Today Co. Ltd.	1,000	(1,599)
	Sumitomo Chemical Co. Ltd.	17,000	(7,109)
	Sumitomo Corp.	7,600	(5,626)
	Suzuken Co. Ltd.	2,300	(5,209)
	Toppan Printing Co. Ltd.	8,000	(4,636)
	Toyo Suisan Kaisha Ltd.	900	(1,425)
	Toyota Tsusho Corp.	600	(794)

			(184,400)

	Netherlands
	Koninklijke Ahold NV	3,662	365
	Randstad Holding NV	1,559	(61)

			304

	Norway
	Norsk Hydro ASA	19,154	1,038
	Telenor ASA	1,478	242

			1,280

See Accompanying Notes to the Consolidated Financial Statements.

27

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	Singapore
Goldman Sachs International	ComfortDelGro Corp. Ltd.	38,200	$353
(Long Positions — continued)	Jardine Cycle & Carriage Ltd.	2,600	(7,957)
	Singapore Technologies Engineering Ltd.	32,000	1,196
	Wilmar International Ltd.	31,100	2,637

			(3,771)

	South Korea
	Amorepacific Corp.	250	(1,082)
	Hanmi Pharm Co. Ltd.	51	(692)
	Hanon Systems	2,272	284
	Hanssem Co. Ltd.	71	239
	Hanwha Chemical Corp.	3,772	(1,492)
	Hyosung Corp.	738	229
	Hyundai Development Co-Engineering & Construction	1,801	6,957
	Hyundai Engineering & Construction Co. Ltd.	2,465	2,633
	Hyundai Mobis Co. Ltd.	162	1,298
	LG Electronics, Inc.	1,418	285
	LG Household & Health Care Ltd.	106	(642)
	LG Uplus Corp.	6,052	867
	Lotte Chemical Corp.	314	(4,130)
	NCSoft Corp.	384	1,038
	SK Holdings Co. Ltd.	230	(890)
	SK Innovation Co. Ltd.	635	(1,335)
	S-Oil Corp.	1,095	(1,073)

			2,494

	Sweden
	Atlas Copco AB	3,491	693
	Axfood AB	1,043	(194)
	BillerudKorsnas AB	5,210	(1,693)
	Electrolux AB	3,564	9,086
	Skanska AB	4,218	(999)
	Swedish Match AB	2,232	(896)
	Telefonaktiebolaget LM Ericsson	8,447	(1,560)

			4,437

	Switzerland
	Actelion Ltd.	537	(839)
	Adecco SA	745	(291)
	Georg Fischer AG	54	(592)
	Kuehne + Nagel International AG	571	(804)
	Schindler Holding AG	440	(1,799)
	Sonova Holding AG	104	(51)
	STMicroelectronics NV	6,748	(2,576)
	Swiss Re AG	687	(2,103)

			(9,055)

See Accompanying Notes to the Consolidated Financial Statements.

28

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	Taiwan
Goldman Sachs International	Advantech Co. Ltd.	9,000	$(270)
(Long Positions — continued)	Cheng Shin Rubber Industry Co. Ltd.	33,000	(1,698)
	Compal Electronics, Inc.	72,000	(240)
	Eclat Textile Co. Ltd.	6,114	(2,406)
	Formosa Chemicals & Fibre Corp.	30,000	(1,626)
	Formosa Petrochemical Corp.	31,000	(699)
	Pou Chen Corp.	67,000	(574)
	President Chain Store Corp.	10,000	(1,155)
	Uni-President Enterprises Corp.	47,160	(1,100)

			(9,768)

	United Kingdom
	ASOS plc	1,550	(666)
	Barratt Developments plc	9,557	(913)
	Bellway plc	2,008	(40)
	Berkeley Group Holdings plc	1,693	(2,943)
	Burberry Group plc	3,575	(959)
	Compass Group plc	4,339	(1,535)
	Dialog Semiconductor plc	1,332	(1,369)
	Howden Joinery Group plc	11,439	1,632
	Inchcape plc	7,856	(1,337)
	John Wood Group plc	4,510	1,460
	Marks & Spencer Group plc	10,840	(2,102)
	Meggitt plc	13,543	466
	Persimmon plc	2,774	(380)
	Rolls-Royce Holdings plc	585,792	654
	Sage Group plc (The)	9,029	(882)
	Smith & Nephew plc	478	163
	Taylor Wimpey plc	30,814	(586)

			(9,337)

	United States
	AmerisourceBergen Corp.	566	(3,498)
	Apple, Inc.	774	(8,213)
	Best Buy Co., Inc.	281	(301)
	Brocade Communications Systems, Inc.	8,261	(1,239)
	Bruker Corp.	863	(181)
	Cadence Design Systems, Inc.	3,442	(1,170)
	Cardinal Health, Inc.	981	(7,966)
	Carnival plc	1,381	(1,379)
	Centene Corp.	471	(2,237)
	CenturyLink, Inc.	2,919	(1,372)
	Ciena Corp.	3,595	(1,869)
	Citrix Systems, Inc.	973	(1,314)

See Accompanying Notes to the Consolidated Financial Statements.

29

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	United States
Goldman Sachs International	Computer Sciences Corp.	2,564	$(385)
(Long Positions — continued)	Deluxe Corp.	671	382
	Discovery Communications, Inc.	5,317	(4,590)
	DISH Network Corp.	196	(259)
	Eastman Chemical Co.	318	(162)
	F5 Networks, Inc.	486	(301)
	Herbalife Ltd.	1,417	(2,820)
	HP, Inc.	6,343	(2,918)
	International Paper Co.	491	(49)
	Las Vegas Sands Corp.	130	(90)
	Leidos Holdings, Inc.	322	(718)
	LifePoint Health, Inc.	964	(5,148)
	Mentor Graphics Corp.	593	(468)
	Mettler-Toledo International, Inc.	125	(464)
	Micron Technology, Inc.	7,236	(5,499)
	Molina Healthcare, Inc.	1,355	(21,626)
	Mosaic Co. (The)	3,131	(1,753)
	NetApp, Inc.	3,509	(3,123)
	ON Semiconductor Corp.	5,976	(3,108)
	Popular, Inc.	3,246	(1,429)
	Ralph Lauren Corp.	349	(615)
	Robert Half International, Inc.	1,915	(12,045)
	Seagate Technology plc	2,564	(13,410)
	Skyworks Solutions, Inc.	1,216	(5,934)
	Starbucks Corp.	929	(1,384)
	Synaptics, Inc.	198	(2,820)
	Synopsys, Inc.	1,830	(1,775)
	Teradata Corp.	3,218	(2,381)
	Tesoro Corp.	227	(1,469)
	Ulta Salon Cosmetics & Fragrance, Inc.	324	49
	Valero Energy Corp.	1,291	(3,795)
	Varian Medical Systems, Inc.	126	(388)
	VMware, Inc.	1,523	(1,188)
	Wal-Mart Stores, Inc.	1,099	(2,671)
	WellCare Health Plans, Inc.	726	(5,220)
	WESCO International, Inc.	528	465
	Western Digital Corp.	1,736	(6,380)
	Western Refining, Inc.	2,679	(3,604)
	Westlake Chemical Corp.	1,564	(2,127)
	Whole Foods Market, Inc.	2,042	(1,511)
	Xerox Corp.	4,483	(941)

			(154,411)

	Total Long Positions of Contracts for Differences		(412,676)

See Accompanying Notes to the Consolidated Financial Statements.

30

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	Australia
Goldman Sachs International	Alumina Ltd.	(58,105)	$216
(Short Positions)	Crown Resorts Ltd.	(9,258)	(682)
	Harvey Norman Holdings Ltd.	(25,268)	(4,302)
	Incitec Pivot Ltd.	(22,032)	(1,945)
	Newcrest Mining Ltd.	(1,417)	(1,053)
	Orica Ltd.	(1,790)	(158)
	Origin Energy Ltd.	(22,797)	(1,816)
	Ramsay Health Care Ltd.	(1,104)	(835)
	Santos Ltd.	(16,154)	(2,432)
	SEEK Ltd.	(6,744)	(1,873)
	Sonic Healthcare Ltd.	(5,523)	380
	Sydney Airport	(11,490)	(1,321)
	Tatts Group Ltd.	(23,125)	215

			(15,606)

	China
	21Vianet Group, Inc.	(3,954)	929
	Anhui Conch Cement Co. Ltd.	(28,500)	(1,065)
	China Mengniu Dairy Co. Ltd.	(52,000)	1,221
	China Shenhua Energy Co. Ltd.	(47,000)	113
	Fosun International Ltd.	(50,000)	1,948
	GOME Electrical Appliances Holding Ltd.	(22,000)	60
	Lenovo Group Ltd.	(100,000)	3,139
	PetroChina Co. Ltd.	(34,000)	329
	Semiconductor Manufacturing International Corp.	(156,000)	248
	Tingyi Cayman Islands Holding Corp.	(66,000)	373
	Tsingtao Brewery Co. Ltd.	(14,000)	855

			8,150

	Denmark
	AP Moeller — Maersk A/S	(5)	176
	H Lundbeck A/S	(2,358)	2,098
	Tryg A/S	(2,602)	910

			3,184

	Finland
	Fortum OYJ	(5,680)	(630)
	Wartsila OYJ Abp	(1,615)	642

			12

	France
	Accor SA	(2,162)	555
	Bouygues SA	(1,794)	184
	Carrefour SA	(2,713)	3,114

See Accompanying Notes to the Consolidated Financial Statements.

31

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	France
Goldman Sachs International	Edenred	(4,062)	$2,218
(Short Positions — continued)	Ingenico Group SA	(715)	2,734
	Kering	(454)	(139)
	Orpea	(987)	871
	Vivendi SA	(3,989)	2,470
	Zodiac Aerospace	(4,343)	3,722

			15,729

	Germany
	Axel Springer SE	(872)	429
	Bayerische Motoren Werke AG	(988)	2,901
	Daimler AG	(1,133)	2,487
	Deutsche Lufthansa AG	(5,505)	116
	Fielmann AG	(413)	122
	Fraport AG Frankfurt Airport Services Worldwide	(1,293)	(76)
	Porsche Automobil Holding SE	(91)	178
	SAP SE	(992)	2,942
	Volkswagen AG	(612)	1,456

			10,555

	Hong Kong
	ASM Pacific Technology Ltd.	(4,900)	(662)
	Bank of East Asia Ltd. (The)	(186)	21
	Brilliance China Automotive Holdings Ltd.	(78,000)	1,901
	Cathay Pacific Airways Ltd.	(47,000)	1,107
	China Agri-Industries Holdings Ltd.	(36,000)	475
	China Merchants Holdings International Co. Ltd.	(28,000)	1,232
	China Mobile Ltd.	(6,500)	2,132
	China Resources Beer Holdings Company Ltd.	(34,000)	1,205
	China Taiping Insurance Holdings Co. Ltd.	(7,000)	517
	China Unicom Hong Kong Ltd.	(58,000)	1,576
	CITIC Ltd.	(54,000)	1,588
	COSCO Pacific Ltd.	(62,000)	(470)
	Haier Electronics Group Co. Ltd.	(40,000)	784
	Hang Seng Bank Ltd.	(4,300)	867
	Henderson Land Development Co. Ltd.	(8,000)	1,449
	Hong Kong & China Gas Co. Ltd.	(42,000)	545
	Li & Fung Ltd.	(132,000)	2,258

			16,525

See Accompanying Notes to the Consolidated Financial Statements.

32

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	Ireland
Goldman Sachs International	Endo International plc	(277)	$684

(Short Positions — continued)	Italy
	Atlantia SpA	(2,813)	593
	Finmeccanica SpA	(7,522)	2,312
	Unione di Banche Italiane SpA	(13,927)	772

			3,677

	Japan
	Aozora Bank Ltd.	(18,000)	3,862
	Asahi Intecc Co. Ltd.	(300)	864
	Casio Computer Co. Ltd.	(4,200)	5,482
	Cosmos Pharmaceutical Corp.	(400)	2,793
	Dentsu, Inc.	(1,400)	7,362
	Ezaki Glico Co. Ltd.	(1,500)	(1,681)
	Fast Retailing Co. Ltd.	(100)	2,907
	Hamamatsu Photonics KK	(3,100)	5,899
	Hirose Electric Co. Ltd.	(600)	7,745
	Hiroshima Bank Ltd. (The)	(2,000)	734
	Izumi Co. Ltd.	(1,700)	4,400
	Japan Airport Terminal Co. Ltd.	(2,200)	5,520
	Kansai Paint Co. Ltd.	(3,300)	3,599
	Keihan Holdings Co. Ltd.	(12,000)	6,285
	Kewpie Corp.	(3,300)	(544)
	Mabuchi Motor Co. Ltd.	(1,700)	4,773
	Makita Corp.	(500)	1,468
	Marui Group Co. Ltd.	(5,600)	4,307
	McDonald’s Holdings Co. Japan Ltd.	(2,800)	(233)
	MEIJI Holdings Co. Ltd.	(600)	2,843
	Minebea Co. Ltd.	(10,000)	8,312
	MISUMI Group, Inc.	(5,600)	8,904
	Nidec Corp.	(1,100)	328
	Nippon Paint Holdings Co. Ltd.	(2,000)	2,995
	Nippon Shinyaku Co. Ltd.	(1,000)	2,593
	Nissan Chemical Industries Ltd.	(1,200)	1,693
	Obic Co. Ltd.	(900)	2,518
	Ono Pharmaceutical Co. Ltd.	(1,800)	5,497
	Park24 Co. Ltd.	(2,100)	3,574
	Santen Pharmaceutical Co. Ltd.	(5,000)	5,591
	Shimadzu Corp.	(4,000)	6,209
	Sohgo Security Services Co. Ltd.	(600)	1,639
	Square Enix Holdings Co. Ltd.	(2,800)	5,451
	Suruga Bank Ltd.	(4,100)	6,370
	Taiyo Nippon Sanso Corp.	(8,500)	7,542

See Accompanying Notes to the Consolidated Financial Statements.

33

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	Japan
Goldman Sachs International	Yamada Denki Co. Ltd.	(16,300)	$662
(Short Positions — continued)	Yamaha Motor Co. Ltd.	(5,000)	13,161

			151,424

	Jordan
	Hikma Pharmaceuticals plc	(2,944)	196

	Luxembourg
	Eurofins Scientific SE	(120)	308

	Netherlands
	Gemalto NV	(1,327)	3,190
	SBM Offshore NV	(4,538)	(712)

			2,478

	Norway
	Marine Harvest ASA	(5,130)	568
	Schibsted ASA	(2,865)	815

			1,383

	Singapore
	Sembcorp Industries Ltd.	(38,700)	(1,280)
	Singapore Post Ltd.	(42,800)	1,862
	Singapore Telecommunications Ltd.	(27,900)	1,721

			2,303

	South Korea
	E-MART, Inc.	(557)	(2,640)
	Hyundai Department Store Co. Ltd.	(249)	(1,339)
	Hyundai Motor Co.	(667)	2,858
	Kangwon Land, Inc.	(2,055)	478
	KCC Corp.	(71)	218
	KEPCO Plant Service & Engineering Co. Ltd.	(913)	(1,287)
	Korea Aerospace Industries Ltd.	(1,321)	(365)
	LG Display Co. Ltd.	(3,706)	3,219
	Lotte Shopping Co. Ltd.	(135)	(1,516)
	Orion Corp.	(39)	1,079
	Samsung Electro-Mechanics Co. Ltd.	(1,719)	791
	Samsung Heavy Industries Co. Ltd.	(1,895)	426
	Samsung SDI Co. Ltd.	(921)	1,718
	SK Hynix, Inc.	(3,399)	2,915

			6,555

See Accompanying Notes to the Consolidated Financial Statements.

34

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	Sweden
Goldman Sachs International	Assa Abloy AB	(2,681)	$302
(Short Positions — continued)	Elekta AB	(2,263)	302
	ICA Gruppen AB	(2,517)	1,240
	Svenska Cellulosa AB SCA	(2,457)	(1,269)
	Tele2 AB	(9,509)	908
	Volvo AB	(7,686)	2,563

			4,046

	Switzerland
	Chocoladefabriken Lindt & Spruengli AG	(1)	1,584
	Dufry AG	(690)	610
	Geberit AG	(200)	(3,037)
	LafargeHolcim Ltd.	(1,538)	(910)
	Sulzer AG	(700)	496

			(1,257)

	Taiwan
	Advanced Semiconductor Engineering, Inc.	(74,000)	3,698
	Asustek Computer, Inc.	(8,000)	955
	Catcher Technology Co. Ltd.	(11,000)	2,398
	China Development Financial Holding Corp.	(16,000)	138
	Far EasTone Telecommunications Co. Ltd.	(33,000)	757
	Innolux Corp.	(222,000)	2,161
	MediaTek, Inc.	(12,000)	4,650
	Pegatron Corp.	(32,000)	1,918
	Quanta Computer, Inc.	(47,000)	5,074
	Taiwan Semiconductor Manufacturing Co. Ltd.	(11,000)	2,669

			24,418

	United Kingdom
	Ashtead Group plc	(6,426)	1,389
	AstraZeneca plc	(1,337)	1,367
	Babcock International Group plc	(6,066)	467
	BAE Systems plc	(11,135)	(306)
	BTG plc	(7,438)	1,483
	Capita plc	(5,312)	(1,860)
	CNH Industrial NV	(12,986)	(4,373)
	Cobham plc	(25,677)	5,125
	G4S plc	(27,408)	743
	GlaxoSmithKline plc	(3,668)	1,382
	J Sainsbury plc	(21,820)	238
	Next plc	(1,010)	241

See Accompanying Notes to the Consolidated Financial Statements.

35

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	United Kingdom
Goldman Sachs International	Playtech plc	(5,406)	$713
(Short Positions — continued)	Sports Direct International plc	(14,245)	4,437
	St James’s Place plc	(6,247)	2,009
	Tesco plc	(34,109)	1,366
	Travis Perkins plc	(3,080)	366
	Whitbread plc	(1,414)	3,858

			18,645

	United States
	AECOM	(368)	(144)
	Allergan plc	(116)	392
	Alliance Data Systems Corp.	(346)	(564)
	athenahealth, Inc.	(368)	3,305
	Autodesk, Inc.	(1,211)	1,441
	Ball Corp.	(1,066)	3,923
	Becton Dickinson and Co.	(532)	(910)
	BorgWarner, Inc.	(841)	3,372
	Cabela’s, Inc.	(949)	228
	Cheniere Energy, Inc.	(2,088)	(3,403)
	Chipotle Mexican Grill, Inc.	(169)	4,217
	Cypress Semiconductor Corp.	(7,511)	(1,052)
	Danaher Corp.	(881)	(344)
	Deere & Co.	(1,041)	(1,343)
	DexCom, Inc.	(364)	1,980
	Dollar Tree, Inc.	(948)	2,218
	Fidelity National Information Services, Inc.	(1,196)	239
	FireEye, Inc.	(4,650)	3,162
	First Solar, Inc.	(210)	1,134
	FleetCor Technologies, Inc.	(524)	(582)
	FMC Corp.	(1,852)	19
	Global Payments, Inc.	(844)	852
	Guidewire Software, Inc.	(1,530)	581
	Harley-Davidson, Inc.	(346)	536
	Harris Corp.	(954)	(515)
	Kansas City Southern	(890)	2,020
	Leucadia National Corp.	(5,029)	3,168
	Lockheed Martin Corp.	(180)	(40)
	MAXIMUS, Inc.	(560)	196
	Microchip Technology, Inc.	(1,749)	2,606
	Mohawk Industries, Inc.	(401)	2,109
	Monster Beverage Corp.	(585)	(11,957)
	Neurocrine Biosciences, Inc.	(249)	491
	Newell Brands, Inc.	(159)	(183)
	Post Holdings, Inc.	(286)	(132)

See Accompanying Notes to the Consolidated Financial Statements.

36

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	United States
Goldman Sachs International	Reynolds American, Inc.	(1,609)	$(2,076)
(Short Positions — continued)	Ryder System, Inc.	(1,230)	652
	salesforce.com, Inc.	(419)	172
	Spectrum Brands Holdings, Inc.	(718)	(2,168)
	Splunk, Inc.	(1,540)	(508)
	SS&C Technologies Holdings, Inc.	(1,265)	240
	Stericycle, Inc.	(603)	43,753
	Tesla Motors, Inc.	(189)	2,453
	TransDigm Group, Inc.	(65)	197
	Tyler Technologies, Inc.	(615)	(3,401)
	Under Armour, Inc.	(108)	340
	Verisk Analytics, Inc.	(1,056)	1,278
	ViaSat, Inc.	(1,052)	(158)
	Visa, Inc.	(525)	677
	Vulcan Materials Co.	(50)	79
	Waste Connections, Inc.	(1,327)	(3,284)
	WR Grace & Co.	(518)	508
	Yahoo!, Inc.	(2,148)	1,095

			56,869

	Total Short Positions of Contracts for Differences		310,278

	Total Long and Short Positions of Contracts for Differences		(102,398)

	Net other receivables/(payables)		(305,526)

	Total Contracts for Differences, at value		$(407,924)

	Australia
Morgan Stanley	Amcor Ltd.	2,611	327
(Long Positions)	AMP Ltd.	6,083	201
	Australia & New Zealand Banking Group Ltd.	1,129	264
	BHP Billiton plc	1,577	316
	Computershare Ltd.	3,508	(76)
	CSL Ltd.	427	355
	Domino’s Pizza Enterprises Ltd.	56	2
	Fortescue Metals Group Ltd.	13,430	3,373
	Iluka Resources Ltd.	631	74
	Kingsgate Consolidated Ltd.	5,105	112
	Medusa Mining Ltd.	7,283	(305)
	Metals X Ltd.	7,267	(99)
	Newcrest Mining Ltd.	2,963	2,340
	Star Entertainment Grp Ltd. (The)	572	(37)
	Telstra Corp. Ltd.	6,797	(113)
	TPG Telecom Ltd.	5,019	(392)
	Woodside Petroleum Ltd.	1,006	612

			6,954

See Accompanying Notes to the Consolidated Financial Statements.

37

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	Belgium
(Long Positions — continued)	Ageas	588	$296
	bpost SA	972	493
	KBC Groep NV	508	107

			896

	Bermuda
	Everest Re Group Ltd.	426	(396)

	Brazil
	MRV Engenharia e Participacoes SA	2,588	83

	Canada
	Argonaut Gold, Inc.	5,176	2,084
	Bank of Nova Scotia (The)	464	357
	Barrick Gold Corp.	1,699	4,927
	Birchcliff Energy Ltd.	7,402	250
	Canadian Imperial Bank of Commerce	440	280
	Canadian National Railway Co.	1,022	(675)
	Canadian Natural Resources Ltd.	928	(466)
	Canadian Pacific Railway Ltd.	187	203
	Canadian Tire Corp. Ltd.	240	52
	Canfor Pulp Products, Inc.	2,246	(349)
	Cascades, Inc.	3,315	198
	CCL Industries, Inc.	203	238
	Centerra Gold, Inc.	4,372	(715)
	Cogeco Communications, Inc.	483	(382)
	Cogeco, Inc.	623	(129)
	Constellation Software, Inc.	107	(2,159)
	Continental Gold, Inc.	3,715	698
	CT Real Estate Investment Trust	2,507	(25)
	Endeavour Silver Corp.	965	361
	Enghouse Systems Ltd.	528	79
	Finning International, Inc.	1,670	978
	Great Canadian Gaming Corp.	1,689	714
	Intertape Polymer Group, Inc.	1,911	(298)
	Labrador Iron Ore Royalty Corp.	1,238	1,169
	Linamar Corp.	577	(1,700)
	Magna International, Inc.	634	(964)
	Methanex Corp.	683	(311)
	Pason Systems, Inc.	1,933	1,155
	Penn West Petroleum Ltd.	19,384	1,212
	Potash Corp. of Saskatchewan, Inc.	1,186	(217)
	Primero Mining Corp.	6,098	1,327
	Progressive Waste Solutions Ltd.	1,110	1,321
	Quebecor, Inc.	831	86

See Accompanying Notes to the Consolidated Financial Statements.

38

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	Brazil
Morgan Stanley	Silver Standard Resources, Inc.	2,195	$1,606
(Long Positions — continued)	Silvercorp Metals, Inc.	2,610	287
	Teck Resources Ltd.	2,659	3,720
	TELUS Corp.	908	560
	Timmins Gold Corp.	8,062	404
	TransForce, Inc.	1,432	894

			16,770

	China
	3SBio, Inc.	500	(3)
	Datang International Power Generation Co. Ltd.	4,000	(9)
	ENN Energy Holdings Ltd.	4,475	(876)
	Momo, Inc.	520	(47)
	Qihoo 360 Technology Co. Ltd.	97	(6)
	Sunny Optical Technology Group Co. Ltd.	1,000	(49)
	Yangzijiang Shipbuilding Holdings Ltd.	6,200	(18)
	YY, Inc.	121	(31)

			(1,039)

	Denmark
	AP Moeller — Maersk A/S	36	(620)
	Chr Hansen Holding A/S	411	156
	H Lundbeck A/S	137	(65)
	Pandora A/S	357	(21)
	Vestas Wind Systems A/S	557	2,707

			2,157

	Finland
	Nokian Renkaat OYJ	748	74

	France
	Bureau Veritas SA	132	(2)
	Eiffage SA	65	81
	Eurazeo SA	367	(369)
	Safran SA	44	(113)
	SCOR SE	778	(774)
	Unibail-Rodamco SE	50	(31)
	Valeo SA	193	196

			(1,012)

See Accompanying Notes to the Consolidated Financial Statements.

39

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	Germany
Morgan Stanley	Covestro AG	378	$503
(Long Positions — continued)	Hannover Rueck SE	286	(39)
	HOCHTIEF AG	181	60
	HUGO BOSS AG	366	(77)
	KION Group AG	280	(450)
	ProSiebenSat.1 Media SE	461	213
	Rational AG	54	363
	Schaeffler AG	57	(10)
	Stroeer SE & Co. KGaA	219	(356)
	Talanx AG	743	(310)

			(103)

	Greece
	Costamare, Inc.	297	(77)

	Hong Kong
	BOC Hong Kong Holdings Ltd.	8,000	(653)
	Brightoil Petroleum Holdings Ltd.	33,477	(106)
	China Precious Metal Resources Holdings Co. Ltd.	202,000	354
	Chinese Estates Holdings Ltd.	5,500	31
	CLP Holdings Ltd.	2,813	(143)
	Guoco Group Ltd.	714	—
	Hang Lung Group Ltd.	8,000	(217)
	Hang Lung Properties Ltd.	13,000	(363)
	Hongkong Land Holdings Ltd.	1,000	(165)
	Lifestyle International Holdings Ltd.	6,500	1,129
	Link REIT	4,000	(487)
	Melco Crown Entertainment Ltd.	298	(69)
	Orient Overseas International Ltd.	5,500	(441)
	Shenzhen International Holdings Ltd.	500	—

			(1,130)

	Ireland
	AerCap Holdings NV	845	(963)
	DCC plc	56	(15)
	Glanbia plc	708	(509)
	Paddy Power Betfair plc	212	594
	Ryanair Holdings plc	623	(243)
	Smurfit Kappa Group plc	35	8

			(1,128)

See Accompanying Notes to the Consolidated Financial Statements.

40

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	Israel
Morgan Stanley	Check Point Software Technologies Ltd.	14	$(13)
(Long Positions — continued)	Elbit Systems Ltd.	51	(60)
	First International Bank of Israel Ltd.	1,750	(409)
	Mobileye NV	33	(22)
	Taro Pharmaceutical Industries Ltd.	158	(95)

			(599)

	Italy
	A2A SpA	18,140	406
	Banca Monte dei Paschi di Siena SpA	8,564	109
	Brembo SpA	466	305
	De’ Longhi SpA	1,094	1,673
	Eni SpA	1,456	288
	EXOR SpA	574	(181)
	Ferrari NV	1,897	3,397
	Moncler SpA	930	117
	Poste Italiane SpA	659	(2)
	Recordati SpA	1,388	76

			6,188

	Japan
	Aeon Mall Co. Ltd.	1,800	(2,098)
	Asahi Glass Co. Ltd.	1,000	(165)
	Concordia Financial Group Ltd.	600	(109)
	CYBERDYNE, Inc.	100	(124)
	Daikyo, Inc.	17,000	(820)
	Frontier Real Estate Investment Corp.	5	(296)
	Furukawa Electric Co. Ltd.	9,000	455
	Hitachi Construction Machinery Co. Ltd.	1,400	(2,217)
	Hitachi Transport System Ltd.	200	(95)
	Hokuhoku Financial Group, Inc.	15,000	(3,154)
	Ibiden Co. Ltd.	2,000	(2,144)
	Kissei Pharmaceutical Co. Ltd.	1,062	(1,075)
	KYORIN Holdings, Inc.	1,100	(948)
	Leopalace21 Corp.	800	(212)
	Life Corp.	700	413
	Marubeni Corp.	5,100	(971)
	Medipal Holdings Corp.	1,700	(1,776)
	Miraca Holdings, Inc.	100	(212)
	MISUMI Group, Inc.	700	(745)
	Mitsubishi Shokuhin Co. Ltd.	500	(62)
	Mitsubishi UFJ Financial Group, Inc.	5,400	(3,391)
	Mori Trust Sogo Reit, Inc.	13	137
	MS&AD Insurance Group Holdings, Inc.	100	(283)

See Accompanying Notes to the Consolidated Financial Statements.

41

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	Japan
Morgan Stanley	Nagase & Co. Ltd.	2,400	$(1,447)
(Long Positions — continued)	Nichi-iko Pharmaceutical Co. Ltd.	700	(835)
	Nichirei Corp.	3,834	1,331
	Nippon Telegraph & Telephone Corp.	852	656
	Nipro Corp.	3,000	(444)
	Nissan Chemical Industries Ltd.	200	(121)
	ORIX Corp.	1,900	(1,821)
	Pola Orbis Holdings, Inc.	25	(29)
	SCSK Corp.	66	(28)
	Sega Sammy Holdings, Inc.	300	(163)
	Sony Financial Holdings, Inc.	200	(259)
	Start Today Co. Ltd.	126	(5)
	Sumitomo Mitsui Financial Group, Inc.	879	(3,548)
	Sundrug Co. Ltd.	92	(56)
	Suzuken Co. Ltd.	800	(926)
	T&D Holdings, Inc.	2,200	(2,520)
	Takara Holdings, Inc.	3,000	(85)
	Toho Gas Co. Ltd.	4,960	288
	Toho Holdings Co. Ltd.	1,000	(602)
	Tokai Tokyo Financial Holdings, Inc.	1,300	(645)
	Tokyo Gas Co. Ltd.	6,000	(712)
	Tokyu REIT, Inc.	17	(456)
	Toyota Boshoku Corp.	2,400	1,618
	Tsumura & Co.	1,000	(364)
	Ube Industries Ltd.	18,000	(860)

			(31,925)

	Luxembourg
	Millicom International Cellular SA	457	(312)

	Macao
	Sands China Ltd.	6,800	(410)

	Netherlands
	ABN AMRO Group NV	334	104
	Akzo Nobel NV	186	(59)
	Delta Lloyd NV	5,362	(265)
	Heineken Holding NV	345	255
	Heineken NV	151	207
	NN Group NV	583	183
	NXP SemiConductors NV	60	(85)
	STMicroelectronics NV	2,316	(660)

			(320)

See Accompanying Notes to the Consolidated Financial Statements.

42

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	New Zealand
Morgan Stanley	Air New Zealand Ltd.	15,532	$(1,441)
(Long Positions — continued)	Argosy Property Ltd.	6,725	80
	Fisher & Paykel Healthcare Corp. Ltd.	1,403	178
	Freightways Ltd.	1,198	93
	Genesis Energy Ltd.	9,902	139
	Goodman Property Trust	6,731	204
	SKY Network Television Ltd.	6,747	1,192
	Stride Property Ltd.	2,713	32
	Trade Me Group Ltd.	4,108	287
	Z Energy Ltd.	4,850	2,432

			3,196

	Norway
	Aker Solutions ASA	7,650	(123)
	Borregaard ASA	2,637	797
	Protector Forsikring ASA	2,715	1,317
	SpareBank 1 SMN	3,572	347
	SpareBank 1 SR-Bank ASA	4,431	1,004
	TGS Nopec Geophysical Co. ASA	1,696	14
	Veidekke ASA	2,457	(383)
	Yara International ASA	186	70

			3,043

	Peru
	Cia de Minas Buenaventura SAA	2,950	3,688

	Philippines
	Security Bank Corp.	1,300	17

	Portugal
	Navigator Co. SA (The)	5,561	120
	NOS SGPS SA	3,171	644

			764

	Singapore
	CapitaLand Commercial Trust Ltd.	22,400	(264)
	DBS Group Holdings Ltd.	2,000	(578)
	Great Eastern Holdings Ltd.	800	424
	Haw Par Corp. Ltd.	1,292	222
	Mapletree Logistics Trust	31,300	(27)
	SATS Ltd.	8,000	570
	Singapore Exchange Ltd.	4,000	(312)
	Singapore Press Holdings Ltd.	7,800	(410)

			(375)

See Accompanying Notes to the Consolidated Financial Statements.

43

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	South Africa
Morgan Stanley	AVI Ltd.	3,572	$(62)
(Long Positions — continued)	Mondi plc	1,618	204

			142

	South Korea
	LG Household & Health Care Ltd.	5	55
	Medy-Tox, Inc.	5	(24)
	Taihan Electric Wire Co.	5,258	50

			81

	Spain
	Enagas SA	737	517
	Ferrovial SA	842	(281)

			236

	Sweden
	Axfood AB	1,955	(92)
	Betsson AB	1,319	(356)
	BillerudKorsnas AB	1,429	(296)
	Boliden AB	1,172	335
	Clas Ohlson AB	1,435	419
	Electrolux AB	646	1,782
	Hemfosa Fastigheter AB	1,405	(60)
	Intrum Justitia AB	766	515
	L E Lundbergforetagen AB	557	(101)
	Loomis AB	792	(123)
	Meda AB	267	(59)
	Mycronic AB	2,512	8
	NetEnt AB	719	(753)
	Nordnet AB	1,520	(64)
	Pandox AB	317	(47)
	Sandvik AB	1,238	(525)
	Skanska AB	1,142	(80)
	Svenska Cellulosa AB SCA	432	325
	Swedish Match AB	692	(1,823)
	Wihlborgs Fastigheter AB	1,272	264

			(731)

	Switzerland
	Adecco SA	356	(366)
	Baloise Holding AG	179	(20)
	EMS-Chemie Holding AG	53	378
	Givaudan SA	14	105
	Lonza Group AG	98	46
	Schindler Holding AG	142	(215)

See Accompanying Notes to the Consolidated Financial Statements.

44

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	Switzerland
Morgan Stanley	Sika AG	6	$544
(Long Positions — continued)	Swiss Life Holding AG	95	(503)
	Zurich Insurance Group AG	81	108

			77

	Taiwan
	Nanya Technology Corp.	8,000	4
	Yuanta/P-shares Taiwan Top 50 Fund	2,000	(112)

			(108)

	Turkey
	Koza Altin Isletmeleri AS	3,956	609

	United Kingdom
	3i Group plc	3,953	(458)
	Beazley plc	3,214	31
	Berendsen plc	1,473	504
	BT Group plc	4,807	566
	Daily Mail & General Trust plc	2,361	(383)
	Delphi Automotive plc	449	(1,904)
	Ensco plc	6,678	2,404
	Henderson Group plc	6,097	171
	Hochschild Mining plc	4,964	780
	Imperial Brands plc	439	490
	Informa plc	499	(51)
	Intermediate Capital Group plc	2,998	(309)
	ITV plc	5,748	(589)
	Jupiter Fund Management plc	4,557	(107)
	Meggitt plc	3,605	(236)
	Moneysupermarket.com Group plc	3,613	136
	Next plc	241	34
	Noble Corp. plc	6,624	(1,193)
	Reckitt Benckiser Group plc	242	(40)
	Rightmove plc	384	(515)
	Rio Tinto plc	90	96
	Segro plc	4,279	584
	Severn Trent plc	683	145
	Stagecoach Group plc	7,153	85
	Standard Chartered plc	3,386	(443)
	Taylor Wimpey plc	5,215	(116)
	Unilever plc	629	(524)
	WH Smith plc	1,203	(119)
	WPP plc	1,057	(137)

			(1,098)

See Accompanying Notes to the Consolidated Financial Statements.

45

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	United States
Morgan Stanley	Acuity Brands, Inc.	248	$(3,090)
(Long Positions — continued)	ADT Corp. (The)	1,350	27
	Aflac Inc	403	391
	Agilent Technologies, Inc.	2,727	(1,091)
	AGL Resources, Inc.	882	203
	Airgas, Inc.	209	48
	Align Technology, Inc.	346	(868)
	Amazon.com, Inc.	133	5,680
	AMC Networks, Inc.	1,759	(545)
	American Airlines Group, Inc.	2,060	(4,594)
	American Financial Group, Inc.	1,174	(540)
	AmTrust Financial Services, Inc.	3,419	(1,846)
	Apple, Inc.	699	(7,416)
	Avangrid, Inc.	1,358	1,439
	Avery Dennison Corp.	1,321	(172)
	Avnet, Inc.	1,916	(6,265)
	Baker Hughes, Inc.	563	1,441
	Baxalta, Inc.	1,205	880
	Baxter International, Inc.	663	166
	Best Buy Co., Inc.	2,730	(2,921)
	Big Lots, Inc.	1,641	(2,987)
	Boeing Co. (The)	704	1,098
	Bright Horizons Family Solutions, Inc.	670	(7)
	Brocade Communications Systems, Inc.	8,343	(1,252)
	Bruker Corp.	2,795	(587)
	Cablevision Systems Corp.	1,578	(110)
	Casey’s General Stores, Inc.	794	88
	Cavium, Inc.	746	(5,640)
	CBRE Group, Inc.	2,428	(1,821)
	Centene Corp.	865	(4,109)
	CenterPoint Energy, Inc.	4,203	1,471
	Charles River Laboratories International, Inc.	982	(2,190)
	Citrix Systems, Inc.	1,640	(2,214)
	Coca-Cola Enterprises, Inc.	1,393	1,142
	Columbia Pipeline Group, Inc.	1,393	(246)
	Communications Sales & Leasing, Inc.	3,743	(1,160)
	CR Bard, Inc.	521	3,584
	Cree, Inc.	1,823	(146)
	Crown Holdings, Inc.	1,951	(1,736)
	Darden Restaurants, Inc.	1,434	(1,592)
	DaVita HealthCare Partners, Inc.	351	(439)
	Deluxe Corp.	1,329	758
	Dick’s Sporting Goods, Inc.	2,284	(1,485)

See Accompanying Notes to the Consolidated Financial Statements.

46

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	United States
Morgan Stanley	Dr Pepper Snapple Group, Inc.	906	$2,836
(Long Positions — continued)	DreamWorks Animation SKG, Inc.	660	(24)
	DuPont Fabros Technology, Inc.	2,015	(2,217)
	E*TRADE Financial Corp.	3,461	(3,738)
	East West Bancorp, Inc.	1,979	(1,959)
	Education Realty Trust, Inc.	673	(592)
	Edwards Lifesciences Corp.	777	(2,044)
	Electronic Arts, Inc.	1,626	(5,658)
	Eli Lilly & Co.	356	(263)
	Entergy Corp.	1,101	628
	Equity LifeStyle Properties, Inc.	1,185	(2,133)
	Expedia, Inc.	645	5,889
	F5 Networks, Inc.	841	(522)
	Facebook, Inc.	735	6,483
	FEI Co.	260	(491)
	Fidelity National Information Services, Inc.	399	249
	Fifth Third Bancorp	5,316	(2,339)
	FMC Technologies, Inc.	3,486	6,937
	Fortinet, Inc.	2,915	4,547
	Global Payments, Inc.	1,093	(1,104)
	GNC Holdings, Inc.	2,487	(27,407)
	GoDaddy, Inc.	762	(175)
	Goodyear Tire & Rubber Co. (The)	2,632	(9,844)
	Graphic Packaging Holding Co.	6,491	1,493
	Hanover Insurance Group, Inc. (The)	975	(205)
	HD Supply Holdings, Inc.	2,408	(867)
	Healthcare Realty Trust, Inc.	887	(133)
	Hologic, Inc.	2,528	(10,390)
	Hospitality Properties Trust	3,001	(1,302)
	Incyte Corp.	705	(1,523)
	Ingram Micro, Inc.	204	(78)
	Integra LifeSciences Holdings Corp.	916	4,681
	Intercontinental Exchange, Inc.	359	(1,562)
	Interpublic Group of Cos, Inc. (The)	3,821	(1,872)
	Ionis Pharmaceuticals, Inc.	1,365	(1,406)
	iShares MSCI Indonesia Fund	42	(12)
	iShares MSCI Malaysia Fund	1,199	(180)
	Jack in the Box, Inc.	970	(1,377)
	Johnson & Johnson	245	(203)
	Jones Lang LaSalle, Inc.	729	(2,457)
	JPMorgan Chase & Co.	897	(655)
	Juniper Networks, Inc.	4,662	(699)
	KLA-Tencor Corp.	834	(1,585)

See Accompanying Notes to the Consolidated Financial Statements.

47

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	United States
Morgan Stanley	L Brands, Inc.	854	$(137)
(Long Positions — continued)	Lamar Advertising Co.	1,351	(784)
	Leidos Holdings, Inc.	1,333	(2,973)
	Lexmark International, Inc.	175	(39)
	Lincoln Electric Holdings, Inc.	1,145	(595)
	LyondellBasell Industries NV	926	(6,454)
	Marriott Vacations Worldwide Corp.	708	(2,322)
	Martin Marietta Materials, Inc.	83	(85)
	Masco Corp.	2,527	(1,919)
	McKesson Corp.	500	(4,675)
	Microsoft Corp.	1,423	(2,234)
	Molson Coors Brewing Co.	837	(310)
	Mosaic Co. (The)	1,546	(866)
	National Fuel Gas Co.	1,650	2,574
	NetApp, Inc.	3,896	(3,467)
	NextEra Energy, Inc.	777	1,601
	NIKE, Inc.	1,151	(691)
	NVIDIA Corp.	2,220	(2,109)
	Office Depot, Inc.	2,523	101
	PayPal Holdings, Inc.	703	(387)
	Piedmont Natural Gas Co., Inc.	488	39
	Popular, Inc.	2,910	(1,280)
	Principal Financial Group, Inc.	2,035	(2,503)
	Procter & Gamble Co. (The)	1,075	1,333
	Ralph Lauren Corp.	279	139
	Red Hat, Inc.	1,112	(1,245)
	Regency Centers Corp.	900	(549)
	Reinsurance Group of America, Inc.	994	(1,580)
	ResMed, Inc.	731	(3,765)
	Ryder System, Inc.	881	(467)
	Sabre Corp.	912	46
	SanDisk Corp.	179	(118)
	Sempra Energy	259	557
	Simon Property Group, Inc.	393	(1,093)
	Sirius XM Holdings, Inc.	23,913	(478)
	Snap-on, Inc.	523	(1,308)
	Spirit AeroSystems Holdings, Inc.	2,083	(958)
	St Jude Medical, Inc.	667	10,685
	Stanley Black & Decker, Inc.	820	(705)
	Staples, Inc.	7,350	(3,234)
	SunTrust Banks, Inc.	2,198	(1,539)
	Superior Energy Services, Inc.	2,778	3,778
	Symantec Corp.	1,494	(2,084)

See Accompanying Notes to the Consolidated Financial Statements.

48

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	United States
Morgan Stanley	Synovus Financial Corp.	3,007	$(1,443)
(Long Positions — continued)	TECO Energy, Inc.	1,009	10
	Telephone & Data Systems, Inc.	1,157	(625)
	Tenneco, Inc.	1,007	(4,219)
	Terex Corp.	310	47
	TerraForm Global, Inc.	318	(60)
	Tiffany & Co.	738	(923)
	Time Warner Cable, Inc.	197	250
	Total System Services, Inc.	546	(431)
	TransUnion	1,560	3,432
	Tyler Technologies, Inc.	203	1,123
	United Rentals, Inc.	1,802	54
	Valero Energy Corp.	1,235	(3,631)
	Verizon Communications, Inc.	991	1,056
	Vertex Pharmaceuticals, Inc.	719	144
	Western Alliance Bancorp	2,395	(1,485)
	Western Union Co. (The)	3,786	(795)
	Westlake Chemical Corp.	1,766	(2,402)
	WestRock Co.	869	912
	Weyerhaeuser Co.	2,898	(348)
	WisdomTree Investments, Inc.	769	(1,507)
	Worthington Industries, Inc.	896	547
	Xerox Corp.	8,198	(1,722)
	Xylem, Inc.	1,957	(2,114)
	Yahoo!, Inc.	1,816	(926)
	Zoetis, Inc.	983	(477)

			(139,559)

	Total Long Positions of Contracts for Differences		(135,347)

	Australia
Morgan Stanley	AGL Energy Ltd.	(1,893)	(113)
(Short Positions)	Alumina Ltd.	(21,314)	(2)
	Bendigo & Adelaide Bank Ltd.	(3,264)	(271)
	BlueScope Steel Ltd.	(5,857)	76
	Commonwealth Bank of Australia	(413)	28
	Healthscope Ltd.	(11,809)	289
	Incitec Pivot Ltd.	(9,811)	(943)
	Insurance Australia Group Ltd.	(6,506)	47
	Medibank Pvt Ltd.	(12,153)	179
	Platinum Asset Management Ltd.	(1,064)	16
	QBE Insurance Group Ltd.	(2,757)	174
	South32 Ltd.	(19,077)	(367)
	Tatts Group Ltd.	(9,953)	(3)

See Accompanying Notes to the Consolidated Financial Statements.

49

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	Australia
Morgan Stanley	Transurban Group	(3,936)	$(147)
(Short Positions — (Continued)	Treasury Wine Estates Ltd.	(6,360)	(490)
	Vocus Communications Ltd.	(3,940)	94

			(1,433)

	Austria
	Telekom Austria AG	(3,879)	(1,063)
	Verbund AG	(1,584)	(441)
	Vienna Insurance Group AG Wiener Versicherung Gruppe	(425)	284

			(1,220)

	Bermuda
	Endurance Specialty Holdings Ltd.	(854)	51
	Hiscox Ltd.	(1,821)	246
	Validus Holdings Ltd.	(1,803)	(1,713)

			(1,416)

	Brazil
	B2W Cia Digital	(2,500)	(83)

	Canada
	Allied Properties Real Estate Investment Trust	(875)	(940)
	Atco Ltd.	(581)	(1,347)
	ATS Automation Tooling Systems, Inc.	(2,859)	(1,025)
	B2Gold Corp.	(11,792)	(2,965)
	CAE, Inc.	(2,442)	(180)
	Callidus Capital Corp.	(2,562)	(8)
	Canadian Real Estate Investment Trust	(820)	(472)
	Canadian Utilities Ltd.	(857)	(1,138)
	Cominar Real Estate Investment Trust	(1,799)	(315)
	Detour Gold Corp.	(1,431)	(4,691)
	DHX Media Ltd.	(4,009)	706
	Dorel Industries, Inc.	(1,043)	(400)
	Enbridge, Inc.	(571)	20
	Fairfax Financial Holdings Ltd.	(50)	1,284
	First Quantum Minerals Ltd.	(4,014)	(6,762)
	Fortis, Inc.	(859)	(918)
	Franco-Nevada Corp.	(396)	(1,490)
	Freehold Royalties Ltd.	(2,590)	(345)
	Goldcorp, Inc.	(1,401)	(3,615)
	HudBay Minerals, Inc.	(2,901)	(1,607)
	lululemon athletica, Inc.	(1,442)	1,298
	Lundin Mining Corp.	(705)	(324)
	MacDonald Dettwiler & Associates Ltd.	(402)	(124)

See Accompanying Notes to the Consolidated Financial Statements.

50

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	Canada
Morgan Stanley	MAG Silver Corp.	(3,652)	$(3,939)
(Short Positions — Continued)	Maple Leaf Foods, Inc.	(1,341)	146
	New Gold, Inc.	(5,636)	(1,415)
	Northland Power, Inc.	(1,449)	(241)
	Novagold Resources, Inc.	(3,313)	(1,682)
	ProMetic Life Sciences, Inc.	(11,872)	1,406
	Raging River Exploration, Inc.	(4,072)	(302)
	Restaurant Brands International, Inc.	(2,192)	(3,573)
	RioCan Real Estate Investment Trust	(148)	(64)
	Smart Real Estate Investment Trust	(119)	(75)
	SunOpta, Inc.	(3,234)	809
	TMX Group Ltd.	(900)	(738)
	Toronto-Dominion Bank (The)	(718)	(358)
	Vermilion Energy, Inc.	(475)	(903)
	Yamana Gold, Inc.	(5,712)	(3,569)

			(39,856)

	China
	Alibaba Group Holding Ltd.	(1,871)	3,679
	China Shipping Container Lines Co. Ltd.	(10,000)	77
	Sinotrans Ltd.	(6,000)	143

			3,899

	Finland
	Kemira OYJ	(2,566)	(226)
	Outokumpu OYJ	(5,183)	341
	Outotec OYJ	(4,672)	(409)
	Stora Enso OYJ	(2,747)	589

			295

	France
	Alstom SA	(931)	322
	Credit Agricole SA	(2,302)	368
	Danone SA	(405)	436
	Electricite de France SA	(436)	(120)
	Kering	(155)	(374)
	Pernod Ricard SA	(239)	123
	Remy Cointreau SA	(331)	398
	Rexel SA	(1,549)	(922)
	Vivendi SA	(1,144)	433
	Zodiac Aerospace	(1,102)	618

			1,282

See Accompanying Notes to the Consolidated Financial Statements.

51

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	Germany
Morgan Stanley	Celesio AG	(929)	$(224)
(Short Positions — Continued)	Commerzbank AG	(1,695)	(10)
	Deutsche Lufthansa AG	(1,692)	667
	Fresenius Medical Care AG & Co. KGaA	(303)	433
	MAN SE	(268)	(235)
	MTU Aero Engines AG	(288)	321
	Puma SE	(165)	(573)
	Telefonica Deutschland Holding AG	(4,070)	1,507
	Volkswagen AG	(120)	161
	Vonovia SE	(988)	(222)

			1,825

	Greece
	Diana Shipping, Inc.	(1,103)	(563)

	Hong Kong
	China Traditional Chinese Medicine Co. Ltd.	(48,000)	439
	Esprit Holdings Ltd.	(26,700)	291
	Genting Hong Kong Ltd.	(24,200)	69
	Kerry Logistics Network Ltd.	(10,000)	131
	Kingston Financial Group Ltd.	(34,138)	123
	KuangChi Science Ltd.	(53,000)	(672)
	MTR Corp. Ltd.	(5,500)	(32)
	Shangri-La Asia Ltd.	(20,000)	(993)
	Sun Hung Kai Properties Ltd.	(1,009)	156

			(488)

	Indonesia
	Global Mediacom Tbk. PT	(30,700)	(86)

	Ireland
	iShares Core FTSE 100 UCITS Fund	(3,046)	155
	Medtronic plc	(763)	(328)
	Perrigo Co. plc	(603)	1,737
	Shire plc	(179)	(691)
	XL Group plc	(2,299)	7,334

			8,207

	Israel
	Delek Group Ltd.	(15)	48
	Gazit-Globe Ltd.	(2,299)	531
	Israel Chemicals Ltd.	(4,993)	53
	Melisron Ltd.	(79)	70
	Mizrahi Tefahot Bank Ltd.	(148)	28
	SodaStream International Ltd.	(1,703)	306

			1,036

See Accompanying Notes to the Consolidated Financial Statements.

52

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	Italy
Morgan Stanley	Banco Popolare SC	(2,102)	$(287)
(Short Positions — Continued)	Brunello Cucinelli SpA	(1,200)	213
	Fincantieri SpA	(27,701)	(159)
	Finmeccanica SpA	(2,950)	438
	Prada SpA	(7,200)	(666)
	Telecom Italia SpA	(24,189)	(557)
	Unione di Banche Italiane SpA	(750)	1
	Yoox Net-A-Porter Group SpA	(871)	(367)

			(1,384)

	Japan
	ABC-Mart, Inc.	(358)	(351)
	Activia Properties, Inc.	(7)	59
	Ai Holdings Corp.	(900)	(81)
	Aiful Corp.	(6,200)	1,338
	Autobacs Seven Co. Ltd.	(200)	(16)
	Bank of Kyoto Ltd. (The)	(2,546)	2,017
	Bic Camera, Inc.	(2,300)	569
	Calbee, Inc.	(100)	(125)
	Chiba Bank Ltd. (The)	(4,538)	2,650
	Chugoku Bank Ltd. (The)	(500)	546
	Citizen Holdings Co. Ltd.	(1,000)	372
	COLOPL, Inc.	(900)	2,163
	COOKPAD, Inc.	(1,800)	1,437
	Daiwa Office Investment Corp.	(6)	172
	Dentsu, Inc.	(600)	1,804
	Disco Corp.	(279)	1,489
	Fast Retailing Co. Ltd.	(74)	1,288
	GLP J-Reit	(3)	(77)
	GMO Payment Gateway, Inc.	(300)	355
	Gunma Bank Ltd. (The)	(837)	443
	Hamamatsu Photonics KK	(800)	700
	Hoshizaki Electric Co. Ltd.	(300)	649
	Hulic Reit, Inc.	(2)	70
	Invincible Investment Corp.	(44)	(490)
	Itochu Techno-Solutions Corp.	(100)	17
	Iyo Bank Ltd. (The)	(700)	461
	Japan Hotel REIT Investment Corp.	(50)	780
	Japan Post Holdings Co. Ltd.	(900)	782
	Japan Prime Realty Investment Corp.	(1)	36
	Kyushu Electric Power Co., Inc.	(2,100)	68
	Kyushu Financial Group, Inc.	(4,400)	2,249
	M3, Inc.	(900)	(1,044)
	Mixi, Inc.	(638)	1,061

See Accompanying Notes to the Consolidated Financial Statements.

53

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	Japan
Morgan Stanley	Mizuho Financial Group, Inc.	(15,400)	$2,293
(Short Positions — Continued)	Mori Hills REIT Investment Corp.	(26)	(250)
	NGK Spark Plug Co. Ltd.	(1,000)	1,105
	Nidec Corp.	(300)	(754)
	Nihon M&A Center, Inc.	(500)	729
	Nippon Paint Holdings Co. Ltd.	(900)	545
	Nomura Research Institute Ltd.	(910)	1,176
	Oriental Land Co. Ltd.	(300)	315
	Orix JREIT, Inc.	(20)	(172)
	Ryohin Keikaku Co. Ltd.	(100)	295
	Sanrio Co. Ltd.	(300)	138
	Shimano, Inc.	(150)	1,601
	SK Kaken Co. Ltd.	(293)	(981)
	SoftBank Group Corp.	(373)	1,116
	Sohgo Security Services Co. Ltd.	(100)	54
	Square Enix Holdings Co. Ltd.	(1,000)	848
	Sumitomo Mitsui Trust Holdings, Inc.	(7,455)	2,789
	Trusco Nakayama Corp.	(700)	(51)
	Valor Holdings Co. Ltd.	(100)	31
	Yahoo Japan Corp.	(3,600)	413

			32,631

	Jersey
	Randgold Resources Ltd.	(273)	(1,950)

	Luxembourg
	B&M European Value Retail SA	(5,875)	687

	Malaysia
	Bumi Armada Bhd.	(52,100)	(166)
	Felda Global Ventures Holdings Bhd.	(27,400)	111

			(55)

	Mexico
	Fresnillo plc	(569)	(400)

	Netherlands
	Cimpress NV	(739)	5,868
	Gemalto NV	(366)	574
	ING Groep NV	(1,905)	357
	NXP SemiConductors NV	(2,205)	(8,582)
	Steinhoff International Holdings NV	(507)	(75)

			(1,858)

See Accompanying Notes to the Consolidated Financial Statements.

54

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	New Zealand
Morgan Stanley	a2 Milk Co. Ltd.	(2,409)	$24
(Short Positions — Continued)	Fletcher Building Ltd.	(4,556)	(890)
	Mainfreight Ltd.	(272)	(92)
	Meridian Energy Ltd.	(16,343)	(1,300)
	Metlifecare Ltd.	(4,929)	(248)
	New Zealand Refining Co. Ltd. (The)	(8,525)	(203)
	Port of Tauranga Ltd.	(1,854)	(597)
	Precinct Properties New Zealand Ltd.	(3,473)	(116)
	Warehouse Group Ltd. (The)	(14,890)	(203)
	Xero Ltd.	(1,940)	(242)

			(3,867)

	Norway
	Det Norske Oljeselskap ASA	(3,230)	(1,214)
	DNO ASA	(25,490)	(2,518)
	Hoegh LNG Holdings Ltd.	(1,964)	7
	Marine Harvest ASA	(1,607)	(214)
	Schibsted ASA	(1,692)	(324)
	Wilh Wilhelmsen Holding ASA	(861)	(32)

			(4,295)

	Panama
	Copa Holdings SA	(867)	2,913

	Peru
	Southern Copper Corp.	(3,456)	726

	Portugal
	Banco Comercial Portugues SA	(198,575)	(445)

	Singapore
	Broadcom Ltd.	(1,185)	12,157
	City Developments Ltd.	(2,600)	518
	Golden Agri-Resources Ltd.	(64,000)	190
	Jardine Cycle & Carriage Ltd.	(700)	2,032
	Keppel Corp. Ltd.	(4,400)	320
	OUE Ltd.	(15,600)	94
	Sembcorp Industries Ltd.	(9,300)	5
	Sembcorp Marine Ltd.	(13,000)	(144)
	SIA Engineering Co. Ltd.	(11,300)	(228)
	Suntec Real Estate Investment Trust	(2,400)	(19)
	United Industrial Corp. Ltd.	(6,700)	146
	UOL Group Ltd.	(5,500)	(21)
	Venture Corp. Ltd.	(4,400)	(246)
	Wheelock Properties Singapore Ltd.	(12,900)	—

			14,804

See Accompanying Notes to the Consolidated Financial Statements.

55

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	South Africa
Morgan Stanley	Barloworld Ltd.	(2,093)	$96
(Short Positions — Continued)	Fortress, Income Fund Ltd.	(9,980)	(44)

			52

	South Korea
	Daewoo Engineering & Construction Co. Ltd.	(440)	30
	Doosan Corp.	(142)	71
	Paradise Co. Ltd.	(817)	(288)

			(187)

	Spain
	Distribuidora Internacional de Alimentacion SA	(1,749)	137
	EDP Renovaveis SA	(3,115)	(294)

			(157)

	Sweden
	Autoliv, Inc.	(785)	(6,344)
	Capio AB	(848)	(57)
	Elekta AB	(2,429)	189
	Fingerprint Cards AB	(353)	776
	Getinge AB	(1,009)	105
	Hoist Finance AB	(915)	(408)
	ICA Gruppen AB	(812)	198
	Melker Schorling AB	(489)	(323)
	Recipharm AB	(461)	654
	Saab AB	(1,127)	(437)
	SAS AB	(4,797)	137
	SKF AB	(1,184)	(614)
	Swedish Orphan Biovitrum AB	(1,778)	(19)
	Thule Group AB (The)	(1,969)	(1,147)
	Volvo AB	(4,644)	1,101

			(6,189)

	Switzerland
	Aryzta AG	(531)	306
	Barry Callebaut AG	(21)	(32)
	Chocoladefabriken Lindt & Spruengli AG	(3)	120
	Dufry AG	(182)	(176)
	Sulzer AG	(92)	(53)

			165

See Accompanying Notes to the Consolidated Financial Statements.

56

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	Taiwan
Morgan Stanley	Acer, Inc.	(7,000)	$104
(Short Positions — Continued)	Hiwin Technologies Corp.	(477)	128
	Radiant Opto-Electronics Corp.	(5,000)	756
	Simplo Technology Co. Ltd.	(1,000)	99

			1,087

	United Kingdom
	Admiral Group plc	(988)	(224)
	Amec Foster Wheeler plc	(4,487)	328
	Aviva plc	(3,784)	82
	BTG plc	(2,727)	420
	Capital & Counties Properties plc	(4,847)	(107)
	CNH Industrial NV	(3,272)	(916)
	Drax Group plc	(3,986)	497
	G4S plc	(8,424)	822
	ICAP plc	(4,538)	818
	J Sainsbury plc	(7,795)	(84)
	John Wood Group plc	(2,397)	(376)
	Johnson Matthey plc	(578)	(29)
	Lloyds Banking Group plc	(24,712)	622
	Millennium & Copthorne Hotels plc	(2,371)	694
	Ocado Group plc	(4,553)	1,570
	Pearson plc	(1,749)	(155)
	Pennon Group plc	(2,344)	(187)
	RPC Group plc	(2,235)	30
	RSA Insurance Group plc	(3,554)	27
	Saga plc	(8,266)	(81)
	Spectris plc	(1,001)	709
	Sports Direct International plc	(1,766)	497
	Tesco plc	(8,882)	240
	Travis Perkins plc	(922)	374
	Unilever NV	(682)	523
	Weir Group plc (The)	(578)	(692)

			5,402

	United States
	3D Systems Corp.	(1,971)	611
	Abbott Laboratories	(580)	1,119
	Acadia Healthcare Co., Inc.	(1,492)	298
	ACADIA Pharmaceuticals, Inc.	(1,154)	369
	Albemarle Corp.	(1,732)	2,771
	Alliant Energy Corp.	(590)	(1,214)
	Altria Group Inc	(3,091)	(4,756)
	Amdocs Ltd.	(1,419)	43

See Accompanying Notes to the Consolidated Financial Statements.

57

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	United States
Morgan Stanley	AMERCO	(94)	$12
(Short Positions — Continued)	American Homes 4 Rent	(5,454)	109
	American International Group, Inc.	(1,028)	818
	ANSYS, Inc.	(1,002)	601
	Antero Resources Corp.	(3,528)	1,976
	AO Smith Corp.	(1,239)	(656)
	Assurant, Inc.	(1,093)	(5,749)
	athenahealth, Inc.	(712)	4,969
	AutoZone, Inc.	(114)	1,546
	Bank of the Ozarks, Inc.	(2,091)	3,137
	Becton Dickinson and Co.	(606)	(1,036)
	Bio-Techne Corp.	(1,063)	542
	BlackRock, Inc.	(848)	(14,891)
	BOK Financial Corp.	(1,455)	2,299
	Bristol-Myers Squibb Co.	(1,256)	(1,658)
	Brookdale Senior Living, Inc.	(5,827)	2,797
	Brunswick Corp.	(2,773)	(1,886)
	Buckle, Inc. (The)	(430)	1,075
	Cabela’s, Inc.	(1,820)	437
	CarMax, Inc.	(1,516)	3,820
	Caterpillar, Inc.	(1,871)	(5,183)
	CDK Global, Inc.	(1,776)	(195)
	Charles Schwab Corp. (The)	(2,647)	3,838
	Charter Communications, Inc.	(107)	(232)
	Coca-Cola Co. (The)	(3,300)	4,621
	Comfort Systems USA, Inc.	(1,748)	3,216
	CommScope Holding Co., Inc.	(2,092)	(7,385)
	Concho Resources, Inc.	(168)	469
	Continental Resources, Inc.	(1,208)	2,319
	Costco Wholesale Corp.	(543)	2,183
	CSX Corp.	(3,359)	1,276
	Dave & Buster’s Entertainment, Inc.	(3,162)	980
	Deere & Co.	(1,095)	(1,413)
	Demandware, Inc.	(1,206)	(1,230)
	Diamondback Energy, Inc.	(1,259)	(88)
	Dick’s Sporting Goods, Inc.	(1,031)	(1,759)
	Direxion Daily Gold Miners Index Bear 3X Shares	(17,648)	10,942
	Direxion Daily Gold Miners Index Bull 3X Shares	(371)	(12,451)
	Dollar General Corp.	(1,181)	461
	Dollar Tree, Inc.	(1,278)	2,991
	Donaldson Co., Inc.	(2,477)	1,263

See Accompanying Notes to the Consolidated Financial Statements.

58

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	United States
Morgan Stanley	Dunkin’ Brands Group, Inc.	(3,854)	$(19)
(Short Positions — Continued)	Eaton Vance Corp.	(2,455)	2,639
	Edison International	(1,407)	(2,645)
	EPR Properties	(1,460)	(817)
	FactSet Research Systems, Inc.	(919)	1,667
	Fastenal Co.	(2,390)	(1,458)
	FMC Corp.	(2,189)	21
	Foot Locker, Inc.	(1,447)	2,388
	Gentherm, Inc.	(5,181)	12,383
	Gogo, Inc.	(2,874)	805
	Guidewire Software, Inc.	(925)	352
	Hain Celestial Group, Inc. (The)	(2,100)	2,163
	Halliburton Co.	(630)	(687)
	HCP, Inc.	(2,571)	1,723
	Helmerich & Payne, Inc.	(698)	(2,143)
	Hexcel Corp.	(2,199)	1,100
	Intel Corp.	(4,311)	7,415
	International Business Machines Corp.	(469)	1,473
	iShares EURO STOXX 50 UCITS Fund DE	(4,085)	2,071
	iShares MSCI Sweden Fund	(131)	33
	Jack Henry & Associates, Inc.	(1,001)	1,201
	JM Smucker Co. (The)	(727)	240
	Juno Therapeutics, Inc.	(1,846)	1,717
	Kansas City Southern	(956)	2,170
	Kilroy Realty Corp.	(1,148)	207
	Kraft Heinz Co. (The)	(1,198)	755
	Kroger Co. (The)	(5,049)	13,329
	L-3 Communications Holdings, Inc.	(803)	(5,388)
	Lam Research Corp.	(417)	1,605
	Lear Corp.	(1,973)	(23,362)
	LendingClub Corp.	(11,428)	(4,343)
	Liberty Broadband Corp.	(961)	567
	Lions Gate Entertainment Corp.	(2,609)	(5,427)
	Louisiana-Pacific Corp.	(5,333)	(533)
	LPL Financial Holdings, Inc.	(2,257)	1,783
	M&T Bank Corp.	(230)	301
	Medical Properties Trust, Inc.	(4,973)	696
	Memorial Resource Development Corp.	(2,433)	584
	Mercury General Corp.	(1,777)	1,599
	Netflix, Inc.	(804)	11,513
	New York Community Bancorp, Inc.	(4,701)	1,833
	NewMarket Corp.	(240)	(110)
	Noble Energy, Inc.	(1,409)	535

See Accompanying Notes to the Consolidated Financial Statements.

59

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	United States
Morgan Stanley	Olin Corp.	(4,130)	$124
(Short Positions — Continued)	Omega Healthcare Investors, Inc.	(2,487)	1,866
	Pioneer Natural Resources Co.	(531)	(393)
	ProAssurance Corp.	(1,922)	1,422
	Proofpoint, Inc.	(1,099)	(626)
	Public Service Enterprise Group, Inc.	(1,719)	(1,152)
	Puma Biotechnology, Inc.	(615)	966
	Qorvo, Inc.	(2,258)	2,868
	Range Resources Corp.	(1,119)	(4,901)
	Reynolds American, Inc.	(2,233)	(2,880)
	Royal Gold, Inc.	(837)	(4,369)
	SCANA Corp.	(1,331)	(2,928)
	Senior Housing Properties Trust	(6,072)	(1,154)
	Simon Property Group, Inc.	(1,162)	8,701
	SL Green Realty Corp.	(716)	1,081
	Sotheby’s	(1,515)	1,106
	SPDR S&P500 Fund Trust	(3,850)	9,185
	Sprouts Farmers Market, Inc.	(3,976)	914
	SS&C Technologies Holdings, Inc.	(1,179)	224
	Stryker Corp.	(936)	468
	T Rowe Price Group, Inc.	(1,272)	(2,875)
	TD Ameritrade Holding Corp.	(2,500)	4,950
	Tempur Sealy International, Inc.	(1,626)	16
	Teradyne, Inc.	(4,727)	8,556
	Tesla Motors, Inc.	(600)	6,337
	Tesoro Corp.	(1,624)	6,723
	Texas Capital Bancshares, Inc.	(2,320)	(22,085)
	Texas Roadhouse, Inc.	(4,323)	14,179
	Torchmark Corp.	(1,200)	(864)
	TransDigm Group, Inc.	(386)	1,170
	Tyson Foods, Inc.	(1,805)	3,520
	Ulta Salon Cosmetics & Fragrance, Inc.	(746)	(11,309)
	Under Armour, Inc.	(2,941)	8,609
	Union Pacific Corp.	(1,026)	1,570
	United Bankshares, Inc.	(2,342)	(445)
	Valero Energy Corp.	(2,193)	9,693
	Vector Group Ltd.	(3,774)	(1,245)
	VF Corp.	(1,447)	1,476
	Visa, Inc.	(1,213)	1,565
	Vista Outdoor, Inc.	(1,103)	816
	Wal-Mart Stores, Inc.	(1,422)	3,455
	Walt Disney Co. (The)	(690)	1,125
	Westar Energy, Inc.	(1,781)	(1,852)

See Accompanying Notes to the Consolidated Financial Statements.

60

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Contracts for Differences (Continued)

Counterparty	Reference Entity	Shares	Unrealized Appreciation/ (Depreciation)
	United States
Morgan Stanley	Western Digital Corp.	(43)	$158
(Short Positions — Continued)	Western Union Co. (The)	(8,511)	(5,192)
	Woodward, Inc.	(931)	652
	WP Carey, Inc.	(1,392)	1,517
	WW Grainger, Inc.	(506)	(1,650)
	Wynn Resorts Ltd.	(588)	800
	Zebra Technologies Corp.	(1,536)	2,365
	Zillow Group, Inc.	(3,333)	2,700

			77,019

	Total Short Positions of Contracts for Differences		86,098

	Total Long and Short Positions of Contracts for Differences		(49,249)

	Net other receivables/(payables)		(216,134)

	Total Contracts for Differences, at value		$(265,383)

See Accompanying Notes to the Consolidated Financial Statements.

61

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Forward Foreign Currency Contracts

Over the Counter

Buy Currency vs. Sell Currency	Counterparty	Local Contract Buy Amount	Local Contract Sell Amount	USD Buy Value	USD Sell Value	Unrealized Appreciation/ (Depreciation)
CHF vs. USD, expiring 5/6/2016	BNP Paribas SA	168,394	175,558	$175,561	$175,558	$3
CHF vs. USD, expiring 5/6/2016-6/7/2016	Goldman Sachs & Co.	141,533	147,375	147,601	147,375	226
CHF vs. USD, expiring 6/15/2016	JPMorgan Chase Bank	71,423	74,626	74,596	74,626	(30)
DKK vs. EUR, expiring 6/7/2016	State Street Bank & Trust	191,463	25,724	29,489	29,487	2
DKK vs. USD, expiring 5/9/2016	BNP Paribas SA	167,275	25,526	25,740	25,526	214
DKK vs. USD, expiring 5/9/2016	Goldman Sachs & Co.	1,508,265	230,620	232,091	230,620	1,471
EUR vs. CHF, expiring 5/6/2016	HSBC Bank plc	64,197	70,098	73,515	73,081	434
EUR vs. GBP, expiring 5/6/2016	State Street Bank & Trust	146,112	115,111	167,319	168,196	(877)
EUR vs. USD, expiring 5/6/2016	Deutsche Bank AG	53,395	60,113	61,146	60,113	1,033
EUR vs. USD, expiring 5/6/2016	Goldman Sachs & Co.	584,017	664,218	668,786	664,218	4,568
EUR vs. USD, expiring 6/15/2016	JPMorgan Chase Bank	95,895	109,034	109,953	109,034	919
EUR vs. USD, expiring 5/6/2016	Royal Bank of Canada	122,037	138,956	139,750	138,956	794
EUR vs. USD, expiring 6/7/2016	State Street Bank & Trust	26,509	29,959	30,386	29,959	427
GBP vs. EUR, expiring 5/6/2016	Royal Bank of Canada	38,307	48,876	55,972	55,970	2
GBP vs. USD, expiring 5/6/2016	HSBC Bank plc	1,841,979	2,638,219	2,691,428	2,638,219	53,209
GBP vs. USD, expiring 5/6/2016	Royal Bank of Canada	56,521	81,400	82,586	81,400	1,186
GBP vs. USD, expiring 5/6/2016	State Street Bank & Trust	38,462	54,759	56,199	54,759	1,440
NOK vs. USD, expiring 5/6/2016	Goldman Sachs & Co.	246,932	30,032	30,667	30,032	635
NOK vs. USD, expiring 5/6/2016	HSBC Bank plc	684,394	84,553	84,997	84,553	444
SEK vs. USD, expiring 5/6/2016	BNP Paribas SA	1,064,948	131,455	132,627	131,455	1,172
SEK vs. USD, expiring 6/7/2016	Deutsche Bank AG	396,774	48,962	49,472	48,962	510
SEK vs. USD, expiring 6/7/2016	UBS AG	1,451,813	180,570	181,020	180,570	450
USD vs. CHF, expiring 5/6/2016	Goldman Sachs & Co.	90,131	87,591	90,131	91,319	(1,188)

See Accompanying Notes to the Consolidated Financial Statements.

62

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Forward Foreign Currency Contracts (Continued)

Buy Currency vs. Sell Currency	Counterparty	Local Contract Buy Amount	Local Contract Sell Amount	USD Buy Value	USD Sell Value	Unrealized Appreciation/ (Depreciation)
USD vs. CHF, expiring 6/15/2016	JPMorgan Chase Bank	31,010	29,568	$31,010	$30,882	$128
USD vs. CHF, expiring 6/15/2016	JPMorgan Chase Bank	885,379	870,415	885,379	909,089	(23,710)
USD vs. CHF, expiring 6/7/2016	Royal Bank of Canada	42,153	40,909	42,153	42,709	(556)
USD vs. CHF, expiring 5/6/2016	State Street Bank & Trust	126,298	122,123	126,298	127,321	(1,023)
USD vs. DKK, expiring 5/9/2016	BNP Paribas SA	256,367	1,675,541	256,367	257,831	(1,464)
USD vs. DKK, expiring 6/7/2016	Goldman Sachs & Co.	230,809	1,508,265	230,809	232,300	(1,491)
USD vs. EUR, expiring 5/6/2016	BNP Paribas SA	10,326,726	9,057,975	10,326,726	10,372,708	(45,982)
USD vs. EUR, expiring 5/6/2016	Deutsche Bank AG	81,614	72,372	81,614	82,876	(1,262)
USD vs. EUR, expiring 5/6/2016-6/7/2016	Goldman Sachs & Co.	196,122	172,382	196,122	197,470	(1,348)
USD vs. EUR, expiring 5/6/2016-6/7/2016	HSBC Bank plc	249,604	218,620	249,604	250,472	(868)
USD vs. EUR, expiring 6/15/2016	JPMorgan Chase Bank	1,354,160	1,213,135	1,354,160	1,390,974	(36,814)
USD vs. EUR, expiring 5/6/2016-6/7/2016	State Street Bank & Trust	472,883	417,308	472,883	477,923	(5,040)
USD vs. EUR, expiring 6/7/2016	The Toronto-Dominion Bank	118,348	104,091	118,348	119,317	(969)
USD vs. EUR, expiring 5/6/2016	UBS AG	48,110	42,100	48,110	48,211	(101)
USD vs. GBP, expiring 6/15/2016	JPMorgan Chase Bank	54,114	38,020	54,114	55,560	(1,446)
USD vs. JPY, expiring 6/15/2016	JPMorgan Chase Bank	2,915	330,000	2,915	3,105	(190)
USD vs. NOK, expiring 5/6/2016	BNP Paribas SA	46,728	386,067	46,728	47,948	(1,220)
USD vs. NOK, expiring 5/6/2016	Goldman Sachs & Co.	66,737	545,259	66,737	67,718	(981)
USD vs. NOK, expiring 6/7/2016	HSBC Bank plc	84,539	684,394	84,539	84,985	(446)
USD vs. SEK, expiring 6/7/2016	BNP Paribas SA	60,215	483,442	60,215	60,278	(63)
USD vs. SEK, expiring 5/6/2016	UBS AG	132,369	1,064,948	132,369	132,628	(259)

						$(58,061)

See Accompanying Notes to the Consolidated Financial Statements.

63

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Continued)

APRIL 30, 2016 (Unaudited)

Currency Abbreviations:

AUD	—	Australian Dollar
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
CHF	—	Swiss Franc
DKK	—	Danish Krone
EUR	—	Euro
GBP	—	British Pound
HKD	—	Hong Kong Dollar
JPY	—	Japanese Yen
KRW	—	Korea Republic Won
NOK	—	Norwegian Krone
SEK	—	Swedish Krona
USD	—	United States Dollar
ZAR	—	South African Rand

Options written

Options written through the period ended April 30, 2016 were as follows:

	Number of Contracts	Premiums Received
Options outstanding – November 1, 2015	6	$2,577
Options written	149	28,589
Options terminated in closing purchase transactions	(74)	(25,836)
Options expired	(6)	(2,577)

Options outstanding – April 30, 2016	75	$2,753

See Accompanying Notes to the Consolidated Financial Statements.

64

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED SCHEDULE OF INVESTMENTS (Concluded)

APRIL 30, 2016 (Unaudited)

Aberdeen Multi-Manager Alternative Strategies Fund II invested, as a percentage of net assets, in the following countries as of April 30, 2016:

Austria	0.1%
Belgium	1.4
Bermuda	(0.1)
Canada	0.3
China	0.1
Denmark	0.8
Finland	0.1
France	2.6
Germany	2.9
India	0.0 (f)
Ireland	0.2
Italy	0.7
Luxembourg	0.3
Netherlands	2.4
Norway	0.2
Russia	(0.1)
Singapore	0.2
South Africa	0.1
Spain	0.8
Sweden	0.3
Switzerland	3.7
United Kingdom	0.1
United States	38.7
Other Assets Less Liabilities‡	44.2

100.0%

(f) Represents less than 0.05% of net assets.
‡ Includes any non investments in securities and net other assets (liabilities).

See Accompanying Notes to the Consolidated Financial Statements.

65

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

APRIL 30, 2016 (Unaudited)

Assets
Investments in securities, at value (Cost 45,150,868)*	$47,207,561
Cash	11,252,691
Foreign cash (Cost $603,143)	614,580
Segregated cash collateral on over the counter swap agreements	1,980,000
Segregated cash balance with broker for futures contracts	2,033,809
Segregated cash balance with broker for securities sold short	13,960,032
Swap agreements, at value	56,794
Unrealized appreciation on forward foreign currency contracts	69,267
Receivables:
Securities sold	4,207,590
Variation margin on futures contracts	256,292
Dividends and interest	46,221
Reclaims	21,912
Receivable for capital shares issued	9,335
Receivable from Adviser	751,746
Prepaid expenses	1,040

Total Assets	82,468,870

Liabilities
Securities sold short, at value (Proceeds received 13,193,441)	13,692,800
Written options, at value (Proceeds received 2,753)	900
Swap agreements, at value	851,628
Unrealized depreciation on forward foreign currency contracts	127,328
Payables:
Securities purchased	4,561,585
Collateral received on securities loaned	1,932,448
Capital shares redeemed	5,165
Advisory fees (Note 3)	667,992
Trustees fees	6,613
Distribution fees	344
Dividends and interest on securities sold short	5,474
Accrued expenses and other liabilities	527,571

Total Liabilities	22,379,848

Net Assets	$60,089,022

See Accompanying Notes to the Consolidated Financial Statements.

66

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Concluded)

APRIL 30, 2016 (Unaudited)

Net Assets Consist of:
Paid-in capital	$64,212,147
Accumulated undistributed net investment income (loss)	(1,331,897)
Accumulated undistributed net realized gain (loss)	(4,007,792)
Net unrealized appreciation (depreciation) on:
Investments	2,056,693
Futures contracts	(6,183)
Written options	1,853
Securities sold short	(499,359)
Swap agreements	(794,834)
Translation of assets and liabilities denominated in foreign currencies	516,455
Forward foreign currency contracts	(58,061)

Net Assets	$60,089,022

Net Assets, Class A Shares	$1,550,008
Net Assets, Class C Shares	$9,810
Net Assets, Class R Shares	$9,817
Net Assets, Institutional Class Shares	$58,519,387
Shares Outstanding, Class A Shares	164,355
Shares Outstanding, Class C Shares	1,040
Shares Outstanding, Class R Shares	1,040
Shares Outstanding, Institutional Class Shares	6,190,064
Net Asset Value, Class A Shares	$9.43
Net Asset Value, Class C Shares (a)^	$9.43
Net Asset Value, Class R Shares^	$9.44
Net Asset Value, Institutional Class Shares^	$9.45
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.01
Maximum Sales Charge:
Class A Shares	5.75%

*	Includes $1,946,408 of investments in securities on loan.
(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
^	The NAV shown above differs from the traded NAV on April 29, 2016 due to financial statement rounding and/or financial statement adjustments.

See Accompanying Notes to the Consolidated Financial Statements.

67

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED APRIL 30, 2016 (Unaudited)

INVESTMENT INCOME
Dividend income (net of foreign withholding taxes $13,474)	$476,542
Interest income	17,212
Securities lending income	24,379

Total Investment Income	518,133

EXPENSES
Investment management fees (Note 3)	612,730
Custody fees	266,173
Dividends on securities sold short	259,705
Administration fees (Note 6)	221,290
Financing fees on securities sold short	154,406
Professional fees	144,208
Other fees	58,229
Transfer agent fees	47,774
Printing and Shareholder reports	27,349
Trustees fees	11,613
Distribution fees — Class A	2,445
Distribution fees — Class C	16
Distribution fees — Class R	8

Total Expenses	1,805,946

Less: waivers and/or reimbursements by Adviser (Note 3)	(731,025)

Total Net Expenses	1,074,921

Net Investment Income (Loss)	(556,788)

NET REALIZED GAIN (LOSS) ON:
Investments in securities	(883,533)
Futures contracts	414,506
Written options	3,544
Securities sold short	89,092
Swap agreements	(342,492)
Forward foreign currency exchange contracts	(287,233)
Foreign currency transactions	(3,268)

Net Realized Gain (Loss)	(1,009,384)

NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON:
Investments in securities	(284,112)
Futures contracts	556,858
Written options	(639)
Securities sold short	(102,996)
Swap agreements	(1,183,443)
Forward foreign currency contracts	(337,933)
Translation of assets and liabilities denominated in foreign currencies	704,690

Net Change in Unrealized Appreciation (Depreciation)	(647,575)

Net Realized and Change in Unrealized Gain (Loss)	(1,656,959)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,213,747)

See Accompanying Notes to the Consolidated Financial Statements.

68

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
OPERATIONS
Net investment income (loss)	$(556,788)	$(1,357,761)
Net realized gain (loss)	(1,009,384)	1,056,855
Net change in unrealized appreciation (depreciation)	(647,575)	1,285,732

Net Increase (Decrease) in Net Assets Resulting from Operations	(2,213,747)	984,826

DISTRIBUTIONS
Class A
Net investment income	(3,920)	—
Net realized gain	—	(76,202)
Institutional Class
Net investment income	(306,701)	—
Net realized gain	—	(2,442,946)

Total Distributions	(310,621)	(2,519,148)

CAPITAL TRANSACTIONS
Class A Shares (a)
Proceeds from shares issued	137,730	2,689,473
Reinvestments	3,574	68,964
Cost of shares redeemed (b)	(742,196)	(2,617,624)

Net Increase (Decrease) from Capital Transactions	(600,892)	140,813

Class C Shares
Proceeds from shares issued	10,000	—

Net Increase (Decrease) from Capital Transactions	10,000	—

Class R Shares
Proceeds from shares issued	10,000	—

Net Increase (Decrease) from Capital Transactions	10,000	—

Institutional Class Shares (a)
Proceeds from shares issued	49,645,782	23,411,857
Reinvestments	259,855	2,442,946
Cost of shares redeemed (b)	(56,735,077)	(21,690,410)

Net Increase (Decrease) from Capital Transactions	(6,829,440)	4,164,393

Total Increase (Decrease) in Net Assets	(9,934,700)	2,770,884

NET ASSETS
Beginning of period	70,023,722	67,252,838

End of Period	$60,089,022	$70,023,722

Accumulated undistributed net investment income (loss) included in end of period net assets	$(1,331,897)	$(464,488)

See Accompanying Notes to the Consolidated Financial Statements.

69

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (Concluded)

	Six Months Ended April 30, 2016 (Unaudited)	Year Ended October 31, 2015
SHARE TRANSACTIONS
Class A Shares (a)
Beginning of period	$227,023	$215,647
Shares issued	14,191	270,896
Shares reinvested	367	7,088
Shares redeemed	(77,226)	(266,608)

Shares Outstanding, End of Period	164,355	227,023

Class C Shares
Beginning of period	—	—
Shares issued	1,040	—
Shares redeemed	—	—

Shares Outstanding, End of Period	1,040	—

Class R Shares
Beginning of period	—	—
Shares issued	1,040	—
Shares redeemed	—	—

Shares Outstanding, End of Period	1,040	—

Institutional Class Shares (a)
Beginning of period	6,904,648	6,480,053
Shares issued	5,083,801	2,377,587
Shares reinvested	26,652	250,558
Shares redeemed	(5,825,037)	(2,203,550)

Shares Outstanding, End of Period	6,190,064	6,904,648

(a)

In connection with the reorganization (Note 1), effective February 29, 2016, Advisor Class and Class I shares of the Predecessor Fund were exchanged for Class A shares and Institutional Class shares of the Fund, respectively.

(b)	Includes redemption fees, if any.

See Accompanying Notes to the Consolidated Financial Statements.

70

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

CONSOLIDATED FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGH THE PERIOD

	PER SHARE OPERATING PERFORMANCE
	Investment Operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss)	Total investment operations	Net investment income	Net realized gains	Total Distributions
Class A Shares(5)
For the six months ended 04/30/16 (Unaudited)	$ 9.78	$ (0.09)	$ (0.24)	$ (0.33)	$ (0.02)	$ —	$ (0.02)
Year ended October 31, 2015	10.03	(0.20)	0.32	0.12	—	(0.37)	(0.37)
For the period 02/03/14* — 10/31/14	10.00	(0.11)	0.14	0.03	—	—	—
Class C Shares
For the period 02/29/16(6) — 04/30/16 (Unaudited)	9.62	(0.04)	(0.15)	(0.19)	—	—	—
Class R Shares
For the period 02/29/16(6) — 04/30/16 (Unaudited)	9.62	(0.03)	(0.15)	(0.18)	—	—	—
Institutional Class Shares(5)
For the six months ended 04/30/16 (Unaudited)	9.82	(0.08)	(0.25)	(0.33)	(0.04)	—	(0.04)
Year ended October 31, 2015	10.04	(0.18)	0.33	0.15	—	(0.37)	(0.37)
For the period 02/03/14* — 10/31/14	10.00	(0.10)	0.14	0.04	—	—	—

*	Commencement of investment operations.
(1)	Net investment income (loss) per share is based on average shares outstanding.
(2)	Annualized for periods less than one year.
(3)	Not annualized for periods less than one year.
(4)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.

(5)

In connection with the reorganization (Note 1), effective February 29, 2016, Advisor Class and Class I shares of the Predecessor Fund were exchanged for Class A shares and Institutional Class shares of the Fund, respectively.

(6)	Commencement of offering of class of shares.

See Accompanying Notes to the Consolidated Financial Statements.

71

	RATIOS/SUPPLEMENTAL DATA
	Ratio to Average Net Assets of(2)				Total Return(3)
Net asset value, end of period	Expenses, before waivers and after securities sold short	Expenses, after waivers and after securities sold short	Expenses, after waivers and before securities sold short	Net investment income (loss)	Net Asset Value(4)	Portfolio turnover rate (excluding short sales)(3)	Ending net assets (thousands)

$ 9.43	5.70%	3.49%	2.24%	(1.92)%	(3.41)%	250%	$ 1,550
9.78	6.04%	4.06%	2.24%	(2.04)%	1.20%	501%	2,220
10.03	6.65%	3.88%	2.24%	(1.51)%	0.30%	251%	2,162

9.43	6.45%	4.24%	2.99%	(2.68)%	(1.98)%	250%	10

9.44	5.95%	3.74%	2.49%	(2.17)%	(1.87)%	250%	10

9.45	5.45%	3.24%	1.99%	(1.68)%	(3.33)%	250%	58,519
9.82	5.79%	3.81%	1.99%	(1.79)%	1.51%	501%	67,803
10.04	6.40%	3.63%	1.99%	(1.26)%	0.40%	251%	65,091

See Accompanying Notes to the Consolidated Financial Statements.

72

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS

APRIL 30, 2016 (Unaudited)

1.	Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of April 30, 2016, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of April 30, 2016, the Trust operated twenty-five (25) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the Aberdeen Multi-Manager Alternative Strategies Fund II (the “Fund”). The Fund acquired the assets and liabilities of the Arden Alternative Strategies II (the “Predecessor Fund”), a series of the Arden Investment Series Trust, effective February 29, 2016. The Predecessor Fund is considered the accounting and performance survivor for purposes of the reorganization. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. The Predecessor Fund commenced operations on February 3, 2014. In connection with the reorganization, Advisor Class and Class I shares of the Predecessor Fund were exchanged for Class A and Institutional Class shares of the Fund, respectively. The Fund also offers Class C and Class R Shares.

The Fund’s investment objective is to achieve capital appreciation. In pursuing the objective, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) seeks to enable the Fund to achieve a low beta to the major equity and fixed income markets, through the allocation of the assets of the Fund among a number of sub-advisers (the “Sub-Advisers”) that employ a variety of alternative investment strategies.

Basis for Consolidation:

AAS II Offshore Fund, Ltd. (the “Subsidiary II”), a Cayman Islands exempted company, was incorporated on April 17, 2012 and is a wholly-owned subsidiary of the Fund. The Subsidiary II acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund was transferred shares of Subsidiary II from the Predecessor Fund effective February 29, 2016, making the Fund the sole shareholder of the Subsidiary II. It is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary II. Under the Memorandum of Association of the Subsidiary II, shares issued by the Subsidiary II confer upon a shareholder the right to vote at general meetings of the Subsidiary II and certain rights in connection with any winding-up or repayment of capital, as well as the right to participate in the profits or assets of the Subsidiary II. The Fund’s policy is to consolidate entities where it is the sole or principal owner of the equity of such entity. All inter-fund balances and transactions have been eliminated in consolidation. The accompanying financial statements reflect the financial position and the results of operations on a consolidated basis for the Fund and the Subsidiary II.

2.	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund applies the accounting and reporting guidance for investment companies issued in Accounting Standards Codification (“ASC”) Topic 946 by the U.S. Financial Accounting Standards Board (“FASB”). The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could materially differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars.

Investment Valuation:

The net asset value (“NAV”) of the Fund’s shares are calculated as of the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time) on each day that the NYSE is

73

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

APRIL 30, 2016 (Unaudited)

2.	Summary of Significant Accounting Policies (Continued)

open for business (the “Valuation Time”). In the event the NYSE experiences a non-routine closure, the Fund may, but generally does not expect to, calculate NAV. To calculate the NAV, the Fund’s assets are valued and totaled, liabilities are valued and subtracted, and the balance is divided by the number of shares outstanding.

Investments in securities listed on the Nasdaq National Market System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). If no NOCP is available, the security will be valued at the last sale price on the NASDAQ prior to the calculation of the NAV of the Fund. If no sale is shown on the NASDAQ, the mean price will be used. If no sale is shown and no bid price is available, the price will be deemed “stale” and the value will be determined in accordance with the Trust’s Fair Valuation Procedures (“Fair Valuation Procedures”) set forth herein. U.S. exchange traded securities, other than NASDAQ securities, are valued at their last composite sale prices as reported on the exchanges where such securities are traded. If no sales of such securities are reported on a particular day, the securities will be valued based upon their composite bid prices for securities held long, or their composite ask prices for securities held short, as reported by such exchanges. Securities traded on a foreign securities exchange will be valued at their last sale prices on the exchange where such securities are primarily traded, or in the absence of a reported sale on a particular day, at their bid prices, in the case of securities held long, or ask prices, in the case of securities held short, as reported by such exchange. Other securities for which market quotations are readily available will be valued at their bid prices in the case of securities held long, or ask prices in the case of securities held short, as obtained from one or more broker-dealers making markets for such securities. Exchange-traded U.S. options are valued at the bid prices at the close of the options market in which the options trade. An exchange-traded U.S. option for which there is no bid price is valued at the last sale price. If no bid or sale price is available, the prior day’s price will be used. If it is determined that the prior day’s price no longer reflects the fair value of the option, the value will be determined by the Fund’s Pricing Committee (“Pricing Committee”) in accordance with the Fair Valuation Procedures. Non-U.S. exchange traded and index options are valued at settlement price for long positions or last sale for short positions. For short positions, if last sale is not available, the ask price is used. Futures contracts are valued using the last sales prices as reported by the exchange with the highest reported daily volume for such futures contracts or, in the absence of any sales on a particular day, at their bid prices as reported by the exchange with the highest volume on the last day a trade was reported.

Debt securities will generally be valued by a third party pricing service which employs different techniques to determine valuations for normal institutional size trading units. The valuation techniques may take into account various factors, including, without limitation: bids, yield spreads, and/or other market data and specific security characteristics (e.g., credit quality, maturity and coupon rate). The reasonableness of valuations provided by any third party pricing service will be reviewed periodically by the Board of Trustees (the “Board”). Debt securities with remaining maturities of 60 days or less will be valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost, which approximates market value, so long as such valuation is determined by the Board to represent fair value.

Investments in exchange traded funds (“ETFs”) are valued at their last sale prices as reported on the exchange determined to be the primary market for such investments. If no sales of those investments are reported on a particular day, the investments will be determined by the managers of the ETFs (“Managers”) in accordance with the ETFs’ valuation policies and as reported by the Managers. As a general matter, the fair value of the Fund’s interest in an ETF will represent the amount that the Fund could reasonably expect to receive from the ETF if the Fund’s interest were redeemed, which could differ from the ETF’s market price. The Fund may not be able to verify valuation information given to the Fund or publicly disseminated by the Managers. In the unlikely event that an ETF does not report

74

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

APRIL 30, 2016 (Unaudited)

2.	Summary of Significant Accounting Policies (Continued)

a value to the Fund on a timely basis, the Fund would determine the fair value of its interest in that ETF based on all relevant circumstances which may include the most recent value reported by the ETF, as well as any other relevant information available at the time the Fund values its assets.

Investments in master limited partnerships are valued at closing price on an exchange where such investments are traded. Mutual funds are valued at the daily closing NAV each business day. Other securities, not referenced above, for which market quotations are readily available will be valued at their bid/ask prices as obtained from one or more broker-dealers making markets for those securities.

Forward foreign currency contracts are valued at the current day’s interpolated foreign exchange rates, which will be supplied by a third party pricing service. Swap agreements are valued utilizing quotes received daily by the Fund from third party pricing services or through broker-dealers, and are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

In certain instances, such as when market quotations are not readily available, securities and other assets will be valued at fair value (“Fair Value Asset”) in accordance with the Trust’s pricing policy and procedures approved by the Board. The Board has delegated to the Pricing Committee the day-to-day responsibilities for determining the values of the Fund’s investments as of any day on which the Fund’s NAVs are determined. When determining the price for Fair Value Assets, the Pricing Committee seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset or settlement of that liability in an arm’s-length transaction. Fair value determinations shall be based upon various factors that the Adviser and/or Sub-Advisers deem relevant and consistent with the principles of fair value measurement. These factors include but are not limited to: (i) attributes specific to the investment; (ii) the principal market for the investment; (iii) observations or market activity by the customary market participants in the principal market for the investment; (iv) data assumptions by market participants for the investment, if reasonably available; (v) quoted prices for similar investments in active markets; and (vi) other factors, such as interest rates, volatilities, credit risks, and other news events. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Pricing Committee employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Assets is reviewed by the Board.

The Fund may also fair value securities that trade in a foreign market if events or market fluctuations that appear likely to affect the value of those securities occur between the time the foreign market closes and the time the NYSE closes. Generally, significant events may include: (1) corporate actions or announcements that affect a single issuer, (2) governmental actions that affect securities in one sector, country or region, (3) natural disasters or armed conflicts that affect a country or region, or (4) significant domestic or foreign market fluctuations. To address this issue, the Board has approved procedures that implement fair valuations of foreign equity securities (excluding Canadian, Mexican and American Depositary Receipts (“ADR”) securities priced on a domestic exchange) as a result of movements in U.S. markets (following the close of various foreign markets) that, on any given day, exceed certain triggers or thresholds approved by the Board. One or more third-party fair valuation pricing services has been retained to assist in the Trust’s fair valuation process for foreign securities. The Fund will also fair value foreign securities on days when a particular foreign securities principal exchange is closed, but the Fund is open. The effect of using fair value pricing is that a portfolio security will be priced based on the subjective judgment of the Pricing Committee, operating under procedures approved by the Board (including using an adjustment factor provided by a third-party pricing service), instead of being priced using valuations from an independent pricing service. Fair value pricing can help to protect the Fund

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by reducing arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing will completely prevent dilution of the Fund’s NAV by such traders. At April 30, 2016, no such adjustments had been made.

All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a third party pricing service. On occasion, the values of securities and exchange rates may be affected by significant events occurring between the time that determination of such values or exchange rates are made and the time that the net asset value is determined. When such significant events materially affect the values of securities held by the Fund or its liabilities, these securities and liabilities may be valued at fair value as determined in good faith by, or under the supervision of, the Board. For purposes of calculating the U.S. dollar equivalent value of a non U.S. dollar denominated obligations, foreign currency amounts are translated into U.S. dollars on the following basis: (1) market value of investment securities and other assets and liabilities - at the exchange rates prevailing as of the close of business on the NYSE; and (2) purchases and sales of investment securities and income and expenses - at the rates of exchange prevailing on the respective dates of such transactions. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of investments held or sold during the period. Such gains and losses are included with net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized gains or losses on disposition of foreign currencies and currency gains and losses realized between trade and settlement dates on investment transactions. Net unrealized appreciation or depreciation of assets and liabilities, other than investments, attributable to foreign currency fluctuations are recorded as unrealized appreciation (depreciation) on translation of assets and liabilities denominated in foreign currencies in the Consolidated Statement of Operations.

Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized in three levels listed below:

●	Level 1 — Quoted prices in active markets for identical assets or liabilities on the measurement date.

●	Level 2 — Other significant observable inputs (including quoted prices for similar assets or liabilities, interest rates, prepayment speeds, credit risk, etc.).

●	Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. For example, short-term debt securities may be valued at amortized cost which approximates fair market value. Generally, amortized cost approximates the current fair market value of a security, but since the valuation is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

Financial instruments are generally valued by independent pricing service providers that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. Depending on the type of financial instrument, the independent pricing service providers’ internal pricing models may use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Financial instruments that use similar valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair

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value classification is appropriate. Over-the-counter financial derivative instruments derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued on the basis of broker-dealer quotations or independent pricing service providers. Depending on the product and the terms of the transaction, the value of the financial derivative instruments can be estimated by an independent pricing service provider using a series of techniques including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, credit risks/spreads, interest rates, yield curves, default and exchange rates. Derivative contracts that use valuation techniques and observable inputs as described above and have an appropriate level of market activity are categorized as Level 2 of the fair value hierarchy, otherwise a Level 3 fair value classification is appropriate.

Investments that use Level 2 or Level 3 inputs may include, but are not limited to: (i) an unlisted security related to corporate actions; (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933, as amended); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation or market activity; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (e.g., an event that occurs after the close of the markets on which the security is traded but before the time the Fund’s NAV is computed and that may materially affect the value of the Fund’s investments). The valuation of financial instruments held by the Fund is obtained from an independent pricing service and categorized as Level 2 based on the use of other significant observable market based inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.).

The following is a summary of the valuations at April 30, 2016 for the Fund based upon the three levels previously defined. The Fund discloses significant transfers between levels based on valuations at the end of the reporting period. All transfers in and out of the levels during the period are assumed to be transferred on the last day of the period at their fair value. Transfers between Level 1 and Level 2 are included in a summary of the valuations below. For the six months ended April 30, 2016, there were no Level 3 investments held.

Assets	Level 1	Level 2		Total
Investments:
Common Stocks[1]	$38,689,298	$1,752,035	[2,3]	$40,441,333
Options Purchased	316,895	—		316,895
Exchange Traded Funds	289,366	—		289,366
Convertible Preferred Stocks[1]	195,569	—		195,569
Preferred Stocks[1]	141,026	41,119		182,145
Short-Term Investments	—	5,782,253		5,782,253

Total Investments	$39,632,154	$7,575,407		$47,207,561

Derivatives:
Futures Contracts[4]	$175,191	$—		$175,191
Total Return Swap Contracts	—	56,794		56,794
Forward Foreign Currency Contracts	—	69,267		69,267

Total Derivatives	$175,191	$126,061		$301,252

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Liabilities	Level 1	Level 2	Total
Investments:
Common Stocks[1]	$7,213,910	$—	$7,213,910
Exchange Traded Funds	6,478,890	—	6,478,890

Total Investments	$13,692,800	$—	$13,692,800

Derivatives:
Options Written	$900	$—	$900
Futures Contracts[4]	181,374	—	181,374
Total Return Swap Contracts	—	174,156	174,156
Contracts for Differences	—	677,472	677,472
Forward Foreign Currency Contracts	—	127,328	127,328

Total Derivatives	$182,274	$978,956	$1,161,230

1	See Consolidated Schedule of Investments for industry breakdown.

2

Investment securities with a market value of $1,357,907.40, which represented 2.26% of the net assets of the fund, transferred from Level 1 to Level 2 since the prior fiscal year-end, primarily due to significant market movements following the close of local trading.

3

Level 2 includes investment securities with an aggregate value of $3,102,854, which represented 5.16% of the net assets of the Fund, that were fair valued under guidelines adopted by authority of the Fund’s board of directors/trustees as a result of significant market movements following the close of local trading.

4

Futures contracts are reported in the table above using the cumulative appreciation/depreciation as detailed in the futures contracts Consolidated Schedule of Investments, but only the variation margin to be received, if any, is reported within the Consolidated Statement of Assets and Liabilities.

Foreign Securities and Forward Foreign Currency Contracts:

The Fund may invest in securities of foreign issuers and in depositary receipts, such as ADRs that represent indirect interests in securities of foreign issuers. Foreign securities in which the Fund may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. The Fund uses forward currency exchange contracts (“forward contracts”) to hedge risks associated with foreign currency fluctuations and to implement its non-U.S. rate and currency positions. Forward contracts are transactions involving the Fund’s obligation to purchase or sell a specific currency at a future date at a specified price. Forward contracts may be used by the Fund for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when the Fund anticipates purchasing or selling a foreign security. This technique would allow the Fund to “lock in” the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of the Fund’s existing holdings of foreign securities. There may be, however, imperfect correlation between the Fund’s foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue the Fund’s investment objective, such as when a Sub-Adviser anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Fund’s investment portfolio. There are no requirements that the Fund hedges all or any portion of its exposure to foreign currency risks.

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Non-Deliverable Bond Forward Contracts:

The Fund may invest in non-deliverable bond forward contracts. A non-deliverable bond forward is a short term forward contract between two parties to buy or sell a bond denominated in a non-deliverable foreign currency at a specified future time and price. Non-deliverable bond forwards are marked to market daily using market quotations. Unrealized gains or losses on non-deliverable bond forwards are recorded by the Fund on a daily basis, and realized gains or losses are recorded on the termination date of a contract. The use of these instruments involves market risk, currency risk and counterparty risk. These instruments may be illiquid, and changes in their values may not directly correlate with changes in the value of the underlying bonds. These risks may decrease the effectiveness of the Fund’s strategies and result in losses. The Fund must set aside liquid assets or engage in other appropriate measures to cover their obligations under these contracts. For the period ended April 30, 2016, the Fund did not hold any Non-Deliverable Bond Forward Contracts.

Securities Sold Short:

The Fund engages in short sales, which are sales of securities which have been borrowed from a broker-dealer on the expectation that the market price will decline. In return for borrowing securities from a broker-dealer, the Fund pays a financing fee to the broker- dealer for the duration of the transaction. Such financing fees are reflected as expenses in the Fund’s Consolidated Statement of Operations. If the price of the securities decreases, the Fund will make a profit by purchasing the securities in the open market at a price lower than the one at which it sold the securities. If the price of the securities increases, the Fund may have to cover its short positions at a price higher than the short sale price, resulting in a loss. Gains are limited to the price at which the Fund sold the security short, while losses are potentially unlimited in size. The Fund pledges securities and/or other assets to the lender as collateral. The Fund is required to segregate an amount of cash, cash equivalents or other appropriate liquid marketable securities with the custodian in at least an amount equal to the current market value of the securities sold short (less any additional collateral held by the lender). Cash deposited with a broker for collateral for securities sold short is recorded as an asset on the Consolidated Statement of Assets and Liabilities and securities segregated as collateral are denoted in the Consolidated Schedule of Investments. The Fund is contractually responsible to the lender for any dividends payable and interest accrued on securities while those securities are in a short position. These dividends and interest are recorded as an expense of the Fund.

Warrants and Rights:

The Fund may purchase warrants and rights. Warrants are derivative instruments that permit, but do not obligate, the holder to subscribe for other securities or commodities. Rights are similar to warrants, but normally have a shorter duration and are offered or distributed to shareholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

Inflation Linked Bonds:

The Fund may invest in inflation linked bonds. Inflation linked bonds are debt securities whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The rate paid by the securities is fixed, while the principal value rises or falls based on changes in an index. Thus, if inflation occurs, the principal and interest payments on the securities

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are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the securities’ principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the securities generally pay lower interest rates than typical government securities from the issuer’s country. Only if inflation occurs will securities offer a higher real yield than a conventional security of the same maturity. For the period ended April 30, 2016, the Fund did not hold any Inflation Linked Bonds.

Options:

The Fund uses options to manage exposure to security prices and interest rates, to efficiently adjust exposure to all or a part of a target market, to adjust credit exposure, to enhance income or as a cash management tool.

●

Options Written: The Fund may write (sell) put and call options on stock indices listed on the national securities exchanges or traded in the over-the-counter market, in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. When the Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Consolidated Statement of Assets and Liabilities as a premium and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option. In writing an option, the Fund bears the risk of an unfavorable change in the price of the derivative instrument, security, index or currency underlying the written option. Exercise of a written option could result in the Fund selling or buying a derivative instrument, security, index or currency at a price different from current market value.

Options written, where the Fund would be obligated to purchase or sell certain securities at specified prices (i.e., the options are exercised by the counterparties) constitute a financial guarantee. The maximum payout for written put options is limited to the number of put option contracts written and the related strike prices, whereas the maximum payout for written call options provides no limitations and is contingent upon the number of contracts written and the market price of the underlying instrument at the date of a payout. At April 30, 2016, the Fund had maximum payout amount of approximately $495,000, relating to written put option contracts, which expire within two months of April 30, 2016. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event.

The fair values of written put option contracts as of April 30, 2016 for the Fund is $900, and is included as a liability on Options written and swaptions, at value on the Consolidated Statement of Assets and Liabilities.

●

Purchased Options: The Fund may purchase put and call options on stock indices listed on the national securities exchanges or traded in the over-the-counter market, in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing

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call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays a premium which is included in its Consolidated Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying derivative instrument, security, index or currency transaction to determine the realized gain or loss.

●

Swap Options (Swaptions): The Fund may enter into swaptions similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaption is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option. For the period ended April 30, 2016, the Fund did not hold any swaptions.

Futures Contracts:

The Fund uses treasury, index, commodity or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments, to lengthen or shorten the duration of the overall investment portfolio or to adjust sensitivity to changes in interest rates. The Fund also uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, maintain liquidity, and minimize transaction costs. Futures contracts are agreements between the Fund and counterparty to buy or sell a financial instrument at a specified price and at a specified date. The Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits the Fund might realize in trading could be eliminated by adverse changes in the exchange rate, and the Fund could incur losses as a result of those changes. Transactions on foreign exchanges may include commodities, which are traded on domestic and foreign exchanges. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission.

Upon entering into a futures contract, the Fund is required to deliver to a broker an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund on a periodic basis, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes as an unrealized gain or loss on futures on the Consolidated Statement of Assets and Liabilities until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures on the Consolidated Statement of Operations.

Swap Agreements:

The Fund is allowed to engage in various swap transactions, including interest rate, credit default, index, and total return swaps, to manage market, credit, interest rate (e.g., duration, yield curve), currency, and inflation risks within its portfolio. The Fund also uses swaps as alternatives to direct investments. Swap agreements include credit default, interest rate, equity total return swaps and contracts for differences. The Fund entered into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price

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of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

●

Credit Default Swap Contracts –The Fund enters into credit default swap contracts to provide a measure of protection against risk of loss following a default, or other credit event in respect to issuers within an underlying index or a single issuer, or to gain credit exposure to an underlying index or issuer. In a credit default swap contract, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. Any upfront payments paid are recoded as cost and any upfront premium received are recorded as proceeds and are shown as net upfront premium paid and net upfront premium received, respectively, in the Consolidated Statements of Assets and Liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the Consolidated Statement of Operations. Periodic payments received or paid by the Fund are recorded in its Consolidated Statement of Operations as realized gains or losses, respectively. The credit default contracts are marked to market daily based upon quotations from a third-party pricing service or broker-dealers and the change, if any, is recorded as an unrealized gain or loss in the Consolidated Statement of Operations. Upon the occurrence of a credit event, the difference between the notional amount and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the Fund could be exposed to market risk due to unfavorable changes in interest rates in the price of the underlying security or index or the possibility that the Fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the Fund may enter into offsetting credit default contracts, which would mitigate its risk of loss. Risks of loss may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index/obligation, or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap agreement less the recovery value of the referenced obligation or underlying securities comprising the referenced index/obligation.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding at the balance sheet date, if any, for which the Fund is the seller of protection are disclosed in the Fund’s Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective reference obligations, upfront payments received upon entering into the agreement, or the net amount received from the settlement of buy protection credit default swap agreements entered into, if any, by the Fund for the same reference entity or entities. If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the reference obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

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Implied credit spreads are an indication of the seller’s performance risk related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the fair value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher credit spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e., make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indexes are linked to the weighted average spread across the underlying reference obligations included in a particular index. Implied credit spreads utilized in valuing the Fund’s investments as of the balance sheet date, if any, are disclosed in the Fund’s Consolidated Schedule of Investments when the Fund sold credit protection.

The Fund may enter into derivative contracts that may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The Adviser is not aware of any additional credit-risk contingent features on derivative contracts held by the Fund. For the period ended April 30, 2016, the Fund did not hold any Credit Default Swap Contracts.

●

Total Return Swap Contracts – The Fund enters into total return swaps to obtain exposure to an investment or market without owning a particular instrument or index or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity). Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (coupons/dividends plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. To the extent the total return of the instrument exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. Total return swaps on equity index futures are subject to monthly resets. In the normal course of business, the Fund enters into both long and short total return swap contracts.

●

Contracts for Differences – The Fund enters into contracts for differences (“CFD”) as a way to gain exposure to an underlying security without owning the security. CFDs are generally entered into based on a specific amount of shares of the reference security. CFDs require the Fund to pay/receive an amount equal to the appreciation or depreciation of the security upon the end of the contract based on the number of shares. If the Fund is long the CFD, it will receive payments based on the appreciation of the underlying security at the end of a contractual period. If the underlying asset depreciates, the Fund will make such payments. In the normal course of business, the Fund enters into both long and short CFD contracts.

●

Interest Rate Swap Contracts – The Fund enters into interest rate swaps as part of its investment strategy. Interest rate swaps generally involve agreements to exchange fixed and floating payment obligations, without the exchange of the underlying notional amounts. Periodic payments received or paid by the Fund are recorded as realized gains or losses. Interest rate swaps are marked to market daily based on quotations as provided by a third-party pricing service or broker-dealers and the change is recorded as unrealized gain or loss. The Fund’s maximum risk of loss from counterparty credit risk in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contracts’ remaining life, to the extent that amount is positive. Interest rate contracts outstanding, including their respective notional amounts at period end, are listed after the Fund’s Consolidated Schedule of Investments, if applicable. For the period ended April 30, 2016, the Fund did not hold any Interest Rate Swap Contracts.

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2.	Summary of Significant Accounting Policies (Continued)

●

Centrally Cleared Swap Contracts – Certain clearing houses currently offer clearing for limited types of derivatives transactions, such as interest rate swaps and credit default swaps. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. Upon entering into a cleared derivative transaction, the Fund is required to deliver to a clearing house an amount of cash and/or securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, are made or received by the Fund on a periodic basis, depending on the daily fluctuations in the value of the underlying derivative. The Fund will be required to post specified levels of margin with the clearing house or at the instruction of the clearing house; the margin required by a clearing house may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing. The valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time realized gains or losses are recorded, which is reflected in the Consolidated Statement of Operations. For the period ended April 30, 2016, the Fund did not hold any Centrally Cleared Swap Contracts.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master netting agreement (“ISDA Master Agreement”) implemented between the Fund and each of its respective counterparties. An ISDA Master Agreement may contain certain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. Certain ISDA Master Agreements, or similar agreements, may allow the Fund to offset certain derivative financial instruments’ between each other and with collateral. At April 30, 2016, the Fund presented its derivative financial instruments gross in its Consolidated Statement of Assets and Liabilities and has a policy not to offset collateral against the fair market value of derivative financial instruments.

Non-centrally cleared swap agreements, CFDs, and forward foreign currency contracts, entered into by the Fund are covered by ISDA Master Agreements, which may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Fund’s Consolidated Schedule of Investments. The aggregate fair value of assets that are already posted as collateral for such instruments at April 30, 2016 are reflected in the Fund’s Consolidated Statement of Assets and Liabilities. If the Fund’s applicable credit-risk related contingent features were triggered as of April 30, 2016, the Fund would be required to post additional collateral or may be required to terminate the contracts and settle any amounts outstanding. For the six months ended April 30, 2016, credit-risk related contingency features were not triggered by the Fund.

84

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

APRIL 30, 2016 (Unaudited)

2.	Summary of Significant Accounting Policies (Continued)

The fair value of derivative instruments reflected in the Consolidated Statement of Assets and Liabilities at April 30, 2016 are as follows:

	Assets
Consolidated Statement of Asset and Liabilities Location	Unrealized Appreciation on Futures Contracts(a)	Swap Agreements at Fair Value	Unrealized Appreciation on Forward Currency Contracts	Purchased Options at Fair Value(b)
Equity Risk Exposure	$37,449	$56,794	$—	$316,895
Foreign Exchange Rate Risk Exposure	24,592	—	69,297	—
Interest Rate Risk Exposure	15,483	—	—	—
Commodity Risk Exposure	97,667	—	—	—

Total	$175,191	$56,794	$69,297	$316,895

	Liabilities
Consolidated Statement of Asset and Liabilities Location	Unrealized Depreciation on Futures Contracts(a)	Swap Agreements at Fair Value	Unrealized Depreciation on Forward Currency Contracts	Options Written at Fair Value
Equity Risk Exposure	$78,686	$851,628	$—	$900
Foreign Exchange Rate Risk Exposure	2,890	—	127,328	—
Interest Rate Risk Exposure	43,388	—	—	—
Commodity Risk Exposure	56,410	—	—	—

Total	$181,374	$851,628	$127,328	$900

(a)

This amount represents the cumulative appreciation/depreciation on futures contracts as reported in the Consolidated Schedule of Investments. Only variation margin for futures contracts is reported in the Consolidated Statement of Assets and Liabilities.

(b)	Amounts are included within the Investments in securities and/or securities sold short, at Value in the Consolidated Statement of Assets and Liabilities.

	Net Realized Gain (Loss) on Derivatives Recognized as a Result from Operations
Consolidated Statement of Operations Location – Net Realized Gain (Loss)	Futures Contracts	Swap Agreements	Forward Foreign Currency Contracts	Purchased Options(a)	Options Written
Equity Risk Exposure	$29,481	$(342,492)	$—	$211,783	$3,544
Foreign Exchange Rate Risk Exposure	26,209	—	(287,233)	—	—
Interest Rate Risk Exposure	33,516	—	—	—	—
Commodity Risk Exposure	325,300	—	—	—	—

Total	$414,506	$(342,492)	$(287,233)	$211,783	$3,544

(a)	Amounts are included in the net realized gain (loss) on Investments in securities and/or securities sold short in the Consolidated Statement of Operations.

85

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

APRIL 30, 2016 (Unaudited)

2.	Summary of Significant Accounting Policies (Continued)

	Net Change in Unrealized Appreciation (Depreciation) Recognized as a Result from Operations
Consolidated Statement of Operations Location – Net Change in Unrealized Appreciation (Depreciation)	Futures Contracts	Swap Agreements	Forward Foreign Currency Contracts	Purchased Options(a)	Options Written
Equity Risk Exposure	$506,998	$(1,183,443)	$—	$(267,137)	$(639)
Foreign Exchange Rate Risk Exposure	32,836	—	(337,933)	—	—
Interest Rate Risk Exposure	(21,652)	—	—	—	—
Commodity Risk Exposure	38,676	—	—	—	—

Total	$556,858	$(1,183,443)	$(337,933)	$(267,137)	$(639)

(a)	Amounts are included in the net change in unrealized appreciation (depreciation) on Investments in securities and/or securities sold short in the Consolidated Statement of Operations.

For the six months ended April 30, 2016, the quarterly average absolute values of the derivatives held by the Fund, which represents trading activity for the period then ended, were as follows:

Exchange Traded Options:
Equity Risk Exposure
Average number of contracts purchased	1,670
Average number of contracts written	27

Futures Contracts:
Commodity Risk Exposure
Average notional balance long	$1,905,063
Average notional balance short	1,390,201
Equity Risk Exposure
Average notional balance long	3,967,573
Average notional balance short	10,567,620
Interest Risk Exposure
Average notional balance long	6,486,254
Average notional balance short	2,720,574
Foreign Exchange Rate Risk Exposure
Average notional balance long	365,010
Average notional balance short	669,436

Total Return Swap Contracts:
Equity Risk Exposure
Average notional balance long	174,482
Average notional balance short	935,226

Contracts for Differences:
Equity Risk Exposure
Average notional balance long	31,494,574
Average notional balance short	32,680,787

Forward Foreign Currency Contracts:
Foreign Exchange Rate Risk Exposure
Average settlement value purchased	10,481,938
Average settlement value sold	5,232,669

86

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

APRIL 30, 2016 (Unaudited)

2.	Summary of Significant Accounting Policies (Continued)

Offsetting of Financial and Derivative Assets and Liabilities

Included within the tables are non-centrally cleared swap agreements, contracts for differences, and forward foreign currency contracts (covered under an ISDA Master Agreements) as applicable, as of April 30, 2016. Centrally cleared swap agreements, futures contracts, rights, warrants and exchange traded options are not subject to a master netting arrangement or similar agreement. Also included within the tables below are securities lending (covered under Master Securities Loan Agreement) as of April 30, 2016.

Assets
		Gross amounts not offset in the Consolidated Statement of Assets & Liabilities
	Gross amounts presented in the Consolidated Statement of Assets & Liabilities	Financial instruments	Collateral received	Net amount
Counterparty
BNP Paribas S.A.	$ 1,389	$ (1,389)	$ —	$—
Deutsche Bank AG	1,543	(1,262)	—	281
Goldman Sachs & Co.	6,900	(6,900)	—	—
HSBC Bank plc	54,087	(1,314)	—	52,773
JPMorgan Chase Bank	1,047	(1,047)	—	—
Morgan Stanley	56,794	56,794)	—	—
Royal Bank of Canada	1,982	(556)	—	1,426
State Street Bank & Trust	1,869	(1,869)	—	—
UBS AG	450	(360)	—	90
Total derivatives subject to a master netting arrangement or similar agreement	$126,061	$ (71,491)	$ —	$54,570

87

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

APRIL 30, 2016 (Unaudited)

2.	Summary of Significant Accounting Policies (Continued)

Liabilities
		Gross amounts not offset in the Consolidated Statement of Assets & Liabilities
	Gross amounts presented in the Consolidated Statement of Assets & Liabilities	Financial instruments	Collateral posted	Net amount
Counterparty
Bank of America Corp.	$ (4,165)	$ —	$ 4,165	$—
BNP Paribas S.A.	(48,729)	1,389	—	(47,340)
Deutsche Bank AG	(1,262)	1,262	—	—
Goldman Sachs & Co.	(412,932)	6,900	—	(406,032)
HSBC Bank plc	(1,314)	1,314	—	—
JPMorgan Chase Bank	(62,190)	1,047	—	(61,143)
Morgan Stanley	(439,539)	56,794	382,745	—
Royal Bank of Canada	(556)	556	—	—
State Street Bank & Trust	(6,940)	1,869	—	(5,071)
The Toronto- Dominion Bank	(969)	—	—	(969)
UBS AG	(360)	360	—	—
Total derivatives subject to a master netting arrangement or similar agreement	$ (978,956)	$ 71,491	$ 386,910	$ (520,555)

Securities Lending:

The Fund may lend its portfolio securities to brokers, dealers and financial institutions in an amount not exceeding 33 1/3% of the value of the Fund’s total assets pursuant to Master Securities Loan Agreement. These loans will be secured by collateral designated by the Adviser (consisting of cash and/or liquid securities) maintained in an amount equal to at least 100% of the market value, determined daily, of the loaned securities. The Fund may, subject to certain notice requirements, at any time call the loans and obtain the return of the securities loaned. The Fund will be entitled to the interest and dividends on its loaned securities. These loans are used to leverage the Fund’s assets, i.e., while the Fund continues to receive the income on the loaned securities, it invests the cash collateral received in any securities or instruments consistent with its investment objective and earn returns thereon. The Fund will be required to return the collateral with the interest at a predetermined fixed or floating rate and because its interest obligations and transaction costs may turn out to be greater or less than the return on the Fund’s investments of the collateral, the Fund may lose or gain from engaging in the securities lending transaction. The Fund also continues to receive income on loaned securities while earning returns on the cash amounts reinvested for the purchase of investment in securities. Income from securities lending for the Fund, totaling $24,379, is included in securities lending income in the Fund’s Consolidated Statement of Operations. Interest on the invested cash collateral is included in financing fees on the accompanying Consolidated Statement of Operations. The Fund’s securities lending activities are not subject to any fee splits with a third party. At April 30, 2016, a portion of the cash held as collateral was invested in securities.

88

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

APRIL 30, 2016 (Unaudited)

2.	Summary of Significant Accounting Policies (Continued)

The value of loaned securities and related collateral at April 30, 2016 were as follows:

Market value of securities loaned	Market value of collateral received on securities loaned*
$1,946,408	$1,932,448

*	Additional collateral was subsequently received from borrowers in accordance with the Fund’s securities lending standards and guidelines.

The following table presents the liabilities under the outstanding securities lending transactions as of April 30, 2016, on the basis of the nature, characteristics and risks associated with the investment of the collateral received in securities, in accordance with guidance presented in FASB ASU 2014-11, Balance Sheet (Topic) 860: Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures (“ASU 2014-11”). As the securities loans are subject to termination by the Fund or the borrower at any time, the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous.

Common Stocks (Overnight & continuous)	Total Borrowings
$1,932,448	$1,932,448

The securities lending transactions are governed by a Master Securities Loan Agreement with JPMorgan Chase Bank, N.A., which is not considered to be a master netting arrangement. As a result the liabilities associated with the securities lending transactions are not disclosed in Offsetting of Financial and Derivative Assets and Liabilities table of the Notes to the Consolidated Financial Statements.

Securities Traded on To-Be-Announced Basis:

The Fund may from time to time purchase, or sell short, securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high grade debt obligations are segregated in its records in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities. For the period ended April 30, 2016, the Fund did not hold any TBA securities.

Indemnifications:

In the normal course of business, the Fund may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had such claims or losses through April 30, 2016 pursuant to these contracts and expects the risk of loss to be remote.

Cash and Cash Equivalents:

Cash and cash equivalents consist of highly liquid investments, with maturities of three months or less when acquired. The amortized cost method of valuation, which approximates fair market value, generally is used to value cash equivalents.

89

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

APRIL 30, 2016 (Unaudited)

2.	Summary of Significant Accounting Policies (Continued)

Dividends and Capital Gain Distributions:

Dividends from net investment income, if any, are declared and paid annually. The Fund intends to distribute annually any net capital gains. Dividends and distributions will automatically be reinvested in additional shares, unless shareholders have elected to have the distributions paid in cash. There are no sales charges or transaction fees for reinvested dividends and all shares will be purchased at the prevailing NAV. Shareholders will be subject to tax on all dividends and distributions whether paid to them in cash or reinvested in shares.

3.	Agreements and Transactions with Affiliates

Investment Adviser:

Under the Investment Advisory Agreement with the Trust, the Adviser manages the Fund in accordance with the policies and procedures established by the Board. The Adviser is responsible for all decisions with respect to purchases and sales of portfolio investments. As compensation for its advisory services and assumption of Fund expenses, the Adviser is entitled to an investment management fee from the Fund, computed daily and payable monthly, at an annual rate in accordance with the following schedule: (i) 1.85% of total average annual net assets of the Fund up to and including $1 billion; (ii) 1.65% of total average annual net assets of the Fund in excess of $1 billion and up to and including $2 billion; and (iii) 1.50% of total average annual net assets of the Fund in excess of $2 billion. For the period from February 29, 2016 through April 30, 2016, the Fund incurred fees of $197,081. For the period November 1, 2015 through February 28, 2016, the Predecessor Fund incurred fees of $415,649.

Pursuant to the sub-advisory agreements (“Sub-Advisory Agreements”), the Sub-Advisers have been delegated responsibility for the day-to-day management of the assets of the Fund allocated to such Sub-Advisers. Each Sub-Advisory Agreement provides in substance that the Sub-Advisers will make and implement investment decisions for the Fund in their discretion and will implement investment programs for the Fund’s assets. The Sub-Advisory Agreements provide that the services rendered will be paid for by the Adviser from the investment management fees received by the Adviser. As of March 15, 2016 and March 30, 2016, Santa Fe Partners LLC and CQS (US), LLC, respectively, ceased serving as Sub-Advisers to the Fund. The Fund’s Sub-Advisory Agreements with Santa Fe Partners LLC and CQS (US), LLC were effectively terminated thereafter.

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all classes of the Fund from exceeding 1.99% per annum. This contractual limitation will remain in effect for an indefinite period (i.e., into perpetuity), unless sooner terminated at the sole discretion of the Board of Trustees. This limit excludes certain expenses, taxes (including foreign transaction taxes), expenses associated with investment in other pooled investment vehicles (including exchange traded funds and other affiliated and unaffiliated funds), any fees paid pursuant to a Rule 12b-1 plan (if applicable to the share class), transaction costs and brokerage commissions, costs related to any securities lending program, dividend and interest expenses associated with securities sold short, inverse floater program fees and expenses, transaction charges and interest on borrowed money, interest and extraordinary expenses.

Aberdeen may request and receive reimbursement from the Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made.

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

90

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

APRIL 30, 2016 (Unaudited)

3.	Agreements and Transactions with Affiliates (Continued)

For the period November 1, 2015 through February 28, 2016, the Predecessor Fund had substantially the same Expense Limitation Agreement. For the period November 1, 2015 through February 28, 2016, there were $468,021 for Class I and $15,088 for Advisor Class of reimbursed expenses for the Predecessor Fund related to the Expense Limitation Agreement. For the period February 29, 2016 through April 30, 2016, there were $247,916 ($6,961 for Class A, $38 for Class C, $38 for Class R, and $240,879 for Institutional Class) of reimbursed expenses related to the Expense Limitation Agreement for the Fund.

At April 30, 2016, under the Expense Limitation Agreement, the amount that would be recoverable from the Fund is as follows:

	Eligible by		Total Eligible for Reimbursement
2017	2018	2019
$1,119,623	$1,497,227	$731,025	$3,347,875

Prior to February 29, 2016, investment advisory services for the Predecessor Fund were provided by Aberdeen Asset Management Inc. pursuant to an interim advisory agreement effective January 1, 2016. Prior to January 1, 2016, the Predecessor Fund was advised by Arden Asset Management LLC. The Predecessor Fund was obligated to pay its predecessor investment advisers a monthly fee based on average daily net assets of the Predecessor Fund. The investment advisory fee rate paid by the Predecessor Fund to its investment advisers is identical to the investment advisory fee rate paid by the Fund to the Adviser.

Distributor and Shareholder Servicing:

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares. The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares.

The Plan permits the Fund to compensate AFD, as the Fund’s Distributor, for expenses associated with the distribution of certain classes of shares of the Fund. Although actual distribution expenses may be more or less, under the Plan, the Fund pays the Distributor an annual fee of the following amounts:

Class A Shares	Class C Shares (a)	Class R Shares
0.25%	1.00%	0.50%

(a) 0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Fund, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate of 1.00% on sales of Class C shares of the Fund, which have a maximum CDSC of 1.00% (the CDSC assessed on sales within one year of purchase). For the period from February 29, 2016 to April 30, 2016, AFD retained no commissions from front-end sales charges of Class A shares nor from CDSC fees from Class C (and certain Class A) shares of the Fund.

91

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

APRIL 30, 2016 (Unaudited)

3.	Agreements and Transactions with Affiliates (Continued)

Prior to February 29, 2016, Arden Securities LLC (the “Predecessor Distributor”) served as the Fund’s distributor pursuant to a distribution agreement. The Board had adopted a distribution plan for Advisor Class shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The distribution plan provided that the Advisor Class shareholders shall pay distribution fees at an annual rate of 0.25% of the average daily net assets of Advisor Class shares. For the period from November 1, 2015 to February 28, 2016, the Predecessor Distributor retained $1,719 in distribution fees for Advisor Class shares.

Sub-Transfer Agent Fees:

The Fund may pay and/or reimburse transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Fund, subject to certain limitations approved by the Board. These fees may be in addition to the Rule 12b-1 fees and Administrative Services fees. Transfer agent out-of-pocket expenses generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

4.	Federal Income Tax

The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing substantially all of its net investment income during each calendar year, net realized capital gains and certain other amounts during each calendar year, if any, the Fund intends not to be subject to a federal excise tax.

As of April 30, 2016, management of the Fund has reviewed the open tax period since inception and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken in future tax returns. The Fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the six months ended April 30, 2016, neither the Fund nor the Predecessor Fund incurred any interest or penalties.

The tax character of distributions paid by the Predecessor Fund for the tax years ended October 31, 2015 and October 31, 2014, were as follows:

Year ended October 31, 2015 distributions paid from			Period ended October 31, 2014 distributions paid from(a)
Ordinary income	Long term capital gains	Total distributions	Ordinary income	Long term capital gains	Total distributions
$2,519,148	$ —	$2,519,148	$ —	$ —	$ —

(a) The Predecessor Fund commenced operations on February 3, 2014.

At October 31, 2015, the components of accumulated earnings (deficit) on a tax basis for the Predecessor Fund were as follows:

Undistributed ordinary income	Undistributed long term capital gains	Accumulated realized capital and other losses	Net unrealized appreciation (depreciation)*	Total accumulated earnings (deficit)
$185,773	$ —	$(168,478)	$(1,644,676)	$(1,627,381)

*

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily attributable to timing differences in recognizing certain gains and losses on investment transactions, timing and deductibility of certain expenses, and mark to market on Passive Foreign Investment Companies.

92

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

APRIL 30, 2016 (Unaudited)

4.	Federal Income Tax (Continued)

At October 31, 2015, the Predecessor Fund had capital loss carryforwards for federal income tax purposes which are not subject to expiration as follows:

Short Term Capital Loss Carryforward	Long Term Capital Loss Carryforward
—	$168,478

The Fund is permitted to carry forward capital losses incurred for an unlimited period and will retain their character as either short-term or long-term capital losses. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

5.	Investment Transactions and Related Income

Investment transactions are accounted for on trade date for financial reporting purposes. Interest income and expense is recognized on an accrual basis. Bond discounts are accreted and premiums are amortized over the expected life of each applicable security using the yield to maturity method. Dividend income and expense is recorded on the ex-dividend date, or for foreign securities, when the information becomes available to the Fund. Realized gains or losses on sales of investments are determined using the specific identification method by comparing the identified cost of the security lot sold with the net sales proceeds. In calculating the NAV of each class of the Fund, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

To the extent such information is publicly available, the Fund records distributions received in excess of income earned from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign markets in which the Fund invests. These foreign taxes, if any, are paid by the Fund and disclosed in the Consolidated Statement of Operations. Foreign taxes payable, if any, are reflected in the Fund’s Consolidated Statement of Assets and Liabilities.

6.	Purchase and Redemption of Shares

The Fund currently offers Class A, C, R and Institutional Class shares. The Board may establish additional classes of shares of any series, with the differences in classes representing differences as to certain expenses and share distribution arrangements. Shares are fully paid and non-assessable and have no pre-emptive or conversion rights. The Fund’s shares do not charge redemption fees.

For the Fund, the minimum initial investment for Class A and Class C shares is $1,000. Subsequent investments for those classes must be made in amounts of $50 or more. Institutional Class shares of the Fund are only offered to certain eligible investors meeting a minimum initial investment of $1,000,000 (with no minimum subsequent investments). Investors meeting these requirements must fall into one or more of the following categories: (1) funds of funds offered by affiliates of the Fund; (2) retirement plans for which no third-party administrator receives compensation from the Fund; (3) institutional advisory accounts of the Adviser’s affiliates, those accounts which have client relationships with an affiliate of the Adviser, its affiliates and their corporate sponsors, subsidiaries, and related retirement plans; (4) rollover individual retirement accounts from such institutional advisory accounts; (5) a bank, trust company or similar financial institution investing for its own account or for trust accounts for which it has authority to make investment decisions as long as the accounts are not part of a program that

93

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

APRIL 30, 2016 (Unaudited)

6.	Purchase and Redemption of Shares (Continued)

requires payment of Rule 12b-1 or administrative service fees to the financial institution; and (6) registered investment advisers investing on behalf of institutions and high net-worth individuals. Class R shares are only available to certain retirement plans.

Shares may be redeemed at any time and in any amount by contacting any broker or investment professional authorized by the Fund or the Distributor (as defined below) to sell shares or by contacting management of the Fund by mail or telephone.

7.	Other Agreements

Fund Administration, Custody and Fund Accounting:

JPMorgan Chase Bank, N.A. serves as the administrator (the “Administrator”) to the Fund. The Administrator provides certain administrative services to the Fund. For these services, the Fund shall pay the Administrator a monthly fee, accrued daily and based on average net assets plus transaction charges pursuant to the agreements.

JPMorgan Chase Bank, N.A. serves as the custodian to the Fund in accordance with custodian agreement. Custodian fees are payable monthly by the Fund based on its aggregate value of the assets consisting of securities and cash held in custody accounts.

Transfer Agent:

Effective February 29, 2016, the Trust has entered into a Transfer Agency and Service Agreement with Boston Financial Data Services, Inc. (“BFDS”) with respect to the Fund whereby BFDS provides transfer agent and dividend disbursement agent services. Prior to February 29, 2016, U.S. Bancorp Fund Services LLC served as the transfer agent to the Predecessor Fund.

For the six months ended April 30, 2016, the cost of securities purchased and proceeds from sales of securities, excluding short-term investments and U.S. government and agency securities and derivative investments, were as follows:

Purchases		Sales
Long	Short	Long	Short
$130,479,193	$132,266,675	$146,416,973	$114,116,522

8.	Principal Risks

The Fund’s investments are subject to a variety of risks that may cause the Fund’s net asset value to fluctuate over time. Therefore, the value of your investment in the Fund could decline and you could lose money. Also, there is no assurance that the Adviser or the Sub-Advisers will achieve the Fund’s objective.

Multi-Manager Risk is the risk that the success of the Fund’s investment strategy depends on, among other things, the Adviser’s ability to select Sub-Advisers to implement the Fund’s investment objective and the Adviser’s success in allocating assets to those Sub-Advisers.

Event Driven Trading involves the risk that the event identified may not occur as anticipated or may not have the anticipated effect, which may result in a negative impact upon the market price of securities held by the Fund.

Equity Market Risk is the risk that the market value of the securities in which the Fund invests may fall or fail to rise.

Market Volatility Risk is the risk that markets are volatile and the values of individual securities and other instruments can decline significantly in response to adverse issuer, political, regulatory, market, economic or other developments that may cause broad changes in market values.

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ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

APRIL 30, 2016 (Unaudited)

8.	Principal Risks (Continued)

Company Risk is the risk that a company in which the Fund is invested may perform poorly, and therefore, the value of its stocks and other securities may decline.

Differential Strategy Risk is the risk that based on various business, regulatory and other considerations, the Adviser and Sub-Advisers may choose to pursue an investment strategy for the Fund which differs from the investment strategies pursued by other funds, accounts or other investment vehicles managed by the Adviser or Sub-Advisers (“Related Accounts”), which could adversely affect the Fund as such differences could cause the Fund’s performance to deviate materially from those of the Related Accounts.

Risks of Foreign Investing is the risk that because the Fund may invest in foreign securities, the Fund may be subject to the risks associated with foreign securities, such as country risk (the potentially adverse political, economic and other conditions of the country), currency risk (the constantly changing exchange rate between a local currency and the U.S. dollar) and custody risk (the risk associated with the process of clearing and settling Fund trades in foreign markets). Currency exchange rate fluctuations may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser or a Sub-Adviser are unsuccessful. This risk also includes the risk of investing in offshore funds, which are not subject to the investor protections of the Investment Company Act of 1940, as amended (the “1940 Act”) and also give rise to the aforementioned risks of foreign investing. Changes in tax and other laws could also adversely affect investments in offshore underlying funds.

Emerging and Developing Markets Risk is the risk associated with the Fund’s investments in securities of companies located or traded in developing or emerging markets, which are at an early stage of development and may have less stable governments, more volatile currencies and less established markets that are significantly volatile. Therefore, the above risks of foreign investing are often more pronounced in these markets.

Asset-Backed Securities Risk is the risk that like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

Liquidity Risk is the risk arising from a lack of marketability of certain securities, which may make it difficult or impossible to sell at desirable prices in order to minimize loss. In periods of poor liquidity, the Fund may have to lower the selling price, sell other investments, or forgo another, more appealing investment opportunity.

Derivative Risk is the risk that gains or losses may be substantial, because a relatively small price movement in the underlying security(ies), instrument, currency or index may result in a substantial gain or loss. Derivatives may be a significant component of the Fund’s investment strategy.

Counterparty Risk is the risk that the use of derivatives and derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

Hedged Exposure Risk is the risk that losses generated by a derivative or practice used by the Fund for hedging purposes should be offset in part by gains on the hedged investment depending on the degree of correlation between the hedging instrument and the assets hedged. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk is that the Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Liquidity risk is the risk that the derivative instrument may be difficult or impossible to sell or terminate.

Leverage risk is the risk that losses from the derivative instrument may be greater than the amount invested in the derivative instrument.

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ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

APRIL 30, 2016 (Unaudited)

8.	Principal Risks (Continued)

Derivatives: Forward Foreign Currency Contracts Risk is the risk that the Fund may be exposed to when it agrees to enter into a type of derivative contract whereby the Fund may agree to buy or sell a country’s or region’s currency at a specific price on a specific date in the future. These contracts may fall in value due to foreign currency value fluctuations. The Fund’s investment or hedging strategies may not achieve their objective. Investments in these instruments also subject the Fund to counterparty risk.

Derivatives: Futures Risk is the risk that the Fund may be exposed to if it enters into futures contracts, including currency, bond, commodity, index and interest rate futures, for investment purposes, for risk management (hedging) purposes, and to increase flexibility. The volatility of futures contracts prices has been historically greater than the volatility of stocks and bonds. The liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced. In addition, futures exchanges often impose a maximum permissible price movement on each futures contract for each trading session. The Fund may be disadvantaged if it is prohibited from executing a trade outside the daily permissible price movement. These risks are in addition to the general “Derivatives Risks” described above.

Derivatives: Options Risk is the risk that the Fund may be exposed to when it purchases or sells call or put options, which are in addition to the risks relating to “Derivatives” described above. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit that might have realized had it bought the underlying security at the time it purchased the call option. For a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit it might otherwise have realized from appreciation of the underlying security by the premium paid for the put option and by transaction costs. If the Fund sells a put option, there is a risk that it may be required to buy the underlying asset at a disadvantageous price. If the Fund sells a call option, there is a risk that it may be required to sell the underlying asset at a disadvantageous price. If the Fund sells a call option on an underlying asset that the Fund owns and the underlying asset has increased in value when the call option is exercised, the Fund will be required to sell the underlying asset at the call price and will not be able to realize any of the underlying asset’s value above the call price.

Derivatives: Swaps/Contracts for Differences Risk involves greater risks than direct investment in the underlying securities because swaps and contracts for differences are subject to the risks relating to “Derivatives” described above. Further, total return swaps and contracts for differences are also subject to the particular risk that they could result in losses if the underlying asset or reference does not perform as anticipated. Such transactions can have the potential for unlimited losses.

Short Sales are expected to comprise a significant component of the Fund’s investment strategy. It is considered a speculative investment practice. A short sale of a security involves the risk of an unlimited increase in the market price of the security which could result in an inability to cover the short position and thus a theoretically unlimited loss. Short sales may also subject the Fund to leverage risk (i.e., the risk that losses could well exceed the Fund’s investment). This can occur, for example, when the Fund fails to earn as much on an investment purchased with borrowed funds as it pays for the use of those funds. There can be no assurance that securities necessary to cover a short position will be available for purchase.

Debt Securities held by the Fund are subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. The Fund may invest in “high yield”, lower rated (or unrated) securities (commonly referred to as “junk bonds”). These instruments are considered

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ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Continued)

APRIL 30, 2016 (Unaudited)

8.	Principal Risks (Continued)

speculative and have a much greater risk of default, thereby subjecting the Fund to greater degrees of credit risk (risk of loss) and interest rate risk than higher-rated securities.

Convertible Securities held by the Fund are subject to the usual risks associated with debt securities, such as interest rate risk and credit risk. Convertible securities also react to changes in the value of the stock into which they convert, and are thus subject to market risk.

Leverage is speculative and can involve significant risk of loss. Some, or all, of the Fund’s Sub-Advisers may borrow money from banks for investment purposes and, thus, the Fund may make margin purchases of securities, to the extent permitted by the 1940 Act. The Fund is also subject to leverage risk in connection with the Sub-Advisers’ speculative investment practices, such as using short sales, securities lending, reverse repurchase agreements, derivatives or other instruments where the risk of loss exceeds the amount invested.

Securities Lending can involve risk of loss. A loan may be terminated at any time by the borrower or by the Fund upon notice. Upon termination, the borrower is obligated to return the loaned securities within three business days (one day in the case of government securities). Any gain or loss in the market price of the loaned securities during the course of the loan continues to inure to the Fund’s benefit or downside risk. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral, should the borrower of the securities fail financially. In addition, securities lending involves a form of leverage, and the Fund may incur a loss if securities purchased with the collateral from securities loans decline in value or if the income earned does not cover the Fund’s transaction costs. However, loans of securities will be made only to companies the Adviser or the Fund’s Administrator deems to be creditworthy (such creditworthiness will be determined based on procedures approved by the Board) and when the income that can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities.

Exchange-Traded Fund investing involves several risks. The Fund may invest in ETFs, which are subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through ownership of the ETF.

Portfolio Turnover Risk is the risk that the Fund may engage in short-term trading. This means that the Fund may buy a security and sell that security a short period of time after its purchase. Short-term trading causes the Fund to have a high portfolio turnover rate, which could, in turn, generate higher transaction costs (due to commissions or dealer mark-ups and other expenses), and reduce the Fund’s investment performance. In addition, a high level of short-term trading may increase the amount of taxable income recognized by shareholders of the Fund, may reduce the after-tax returns of the shareholders, and, in particular, may generate short-term capital gains, which are taxed at ordinary income tax rates.

9.	Significant Shareholders

As of April 30, 2016, the Fund had four shareholders with a record ownership of 90.4%, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes.

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ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

NOTES TO THE CONSOLIDATED FINANCIAL STATEMENTS (Concluded)

APRIL 30, 2016 (Unaudited)

10.	Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of April 30, 2016, other than those listed below.

The sub-advisory agreement with River Canyon Fund Management LLC will be terminated effective July 1, 2016. River Canyon Fund Management LLC was originally retained by the Fund to manage a portion of the Fund’s assets using Event Driven—Credit strategies but had never been allocated Fund assets to manage.

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ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

Shareholder Expense Examples (Unaudited)

As a shareholder, you incur two types of costs: (1) transaction costs for purchasing and selling shares and (2) ongoing costs, including management fees, other operational and investment related expenses. The expense example below is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

Actual Expenses

The actual expense example is based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended April 30, 2016.

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical expense example is based on an investment of $1,000 invested at the beginning of a six-month period and held through the period ended April 30, 2015.

The second line in the following tables provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and assumed rates of return of 5% per period before expenses, which are not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the periods. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as creation or redemption fees, or brokerage charges. Therefore, the second line for each Fund in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

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ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

Shareholder Expense Examples (Unaudited) (Concluded)

	Beginning Account Value 11/1/2015	Ending Account Value 4/30/2016	Expenses Paid During the Period*	Expense Ratio During Period**
Class A
Actual	$ 1,000	$ 965.90	$ 17.06	3.49%
Hypothetical	$ 1,000	$ 1,007.51	$ 17.42	3.49%
Class C
Actual	$ 1,000	$ 980.20	$ 7.00	4.24%
Hypothetical	$ 1,000	$ 1,003.78	$ 21.12	4.24%
Class R
Actual	$ 1,000	$ 981.30	$ 6.18	3.74%
Hypothetical	$ 1,000	$ 1,006.27	$ 18.66	3.74%
Institutional Class
Actual	$ 1,000	$ 966.70	$ 15.84	3.24%
Hypothetical	$ 1,000	$ 1,008.75	$ 16.18	3.24%

*

Expenses are equal to the average account value over the period multiplied by each Fund’s annualized expense ratio, multiplied by 182 days in the most recent fiscal half-year divided by 366 days in the fiscal year (to reflect one-half year period).

**	The expense ratio presented represents a six-month, annualized ratio.

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ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

Additional Information

(Unaudited)

Proxy Voting Information

The Trust’s Proxy Voting Policies and Procedures used to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 will be made available without charge, (i) upon request, by calling (866)733-7145; and (ii) on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Holdings Information

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal period on Form N-Q. The Funds’ Forms N-Q will be available on the SEC’s website at http://www.sec.gov. You may also review and obtain copies of the Funds“ Forms N-Q at the SEC’s Public Reference Room in Washington, D.C. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees (the “Board,” the members of which are referred to as “Trustees”) of Aberdeen Funds (the “Trust”) met in person on October 13, 2015 and December 15, 2015 to consider the approval of: (i) the Investment Advisory Agreement between the Trust, on behalf of the Aberdeen Multi-Manager Alternative Strategies Fund II (the “Fund”) and Aberdeen Asset Management Inc. (“AAMI”) (the “Investment Advisory Agreement”); (ii) the Investment Sub-Advisory Agreement between AAMI and Ellington Management Group, L.L.C. for the Fund; (iii) the Investment Sub-Advisory Agreement between AAMI and Chilton Investment Company, LLC for the Fund; (iv) the Investment Sub-Advisory Agreement between AAMI and Algert Global, LLC with respect to the Fund; (v) the Investment Sub-Advisory Agreement between AAMI and PanAgora Asset Management, Inc. with respect to the Fund; (vi) the Investment Sub-Advisory Agreement between AAMI and Santa Fe Partners LLC with respect to the Fund; (vii) the Investment Sub-Advisory Agreement between AAMI and Otter Creek Advisors, LLC with respect to the Fund; (viii) the Investment Sub-Advisory Agreement between AAMI and Goldman Sachs Asset Management, L.P. with respect to the Fund; (ix) the Investment Sub-Advisory Agreement between AAMI and J.P. Morgan Investment Management Inc. with respect to the Fund; (x) the Investment Sub-Advisory Agreement between AAMI and River Canyon Fund Management LLC with respect to the Fund; (xi) the Investment Sub-Advisory Agreement between AAMI and York Registered Holdings, L.P. with respect to the Fund; and (xii) the Investment Sub-Advisory Agreement between AAMI and CQS (US), LLC with respect to the Fund (collectively, the “Sub-Advisory Agreements”). Each of Ellington Management Group, L.L.C., Chilton Investment Company, LLC, Algert Global, LLC, PanAgora Asset Management, Inc., Santa Fe Partners LLC, Otter Creek Advisors, LLC, Goldman Sachs Asset Management, L.P., J.P. Morgan Investment Management Inc., River Canyon Fund Management LLC, York Registered Holdings, L.P. and CQS (US), LLC is referred to herein as a “Sub-Adviser” (collectively, the “Sub-Advisers”). In addition, the Trustees who are not “interested persons” as defined in the Investment Company Act of 1940, as amended (the “1940 Act’) (the “Independent Trustees”) met in person on September 8, 2015 and held a separate call in advance of the in person meeting held on October 13, 2015 with independent legal counsel to review the materials provided and the relevant legal considerations (together with the in-person meetings held on October 13, 2015 and December 15, 2015, the “Meetings”). In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by AAMI and the Sub-Advisers relevant to the Board’s consideration of whether to approve the Investment Advisory Agreement and the Sub-Advisory Agreements. These materials included (i) memoranda and materials provided by AAMI, describing the personnel and services to be provided to the Fund; (ii) memoranda and materials provided by AAMI describing the personnel and services to be provided by the Sub-Advisers to the Fund; (iii) performance information for the Arden Alternative Strategies II (the “Predecessor Fund”) that was proposed to be reorganized into the Fund, pending a vote of the Predecessor Fund’s shareholders, (iv), strategies and model portfolios relevant to the consideration of the Investment Advisory Agreement and the Sub-Advisory Agreements; (v) information independently compiled by Morningstar Associates, LLC (“Morningstar”) relating to the Fund’s proposed fees and expenses; (vi) a discussion of the financial information of AAMI and the Sub-Advisers, as applicable; and (vii) a discussion of the compliance programs of AAMI and the Sub-Advisers and the regulatory examination histories of each, as applicable. AAMI and the Sub-Advisers are referred to herein as the “Adviser,” as applicable. The Investment Advisory Agreement and the Sub-Advisory Agreements are referred to collectively herein as the “Advisory Agreement,” as applicable and the context suggests.

At the in-person meeting held on October 13, 2015, the Board, including the Independent Trustees, unanimously approved the Investment Advisory Agreement between the Fund and AAMI for an initial period ending June 30, 2017 and the Sub-Advisory Agreements between AAMI and each Sub-Adviser for an initial two-year period. At the in-person meeting held on December 15, 2015, the Board, including the Independent Trustees, unanimously approved amendments to the Sub-Advisory Agreements. The Board considered all factors it believed to be relevant with respect to the Fund, including, among other factors: (a) the nature, extent and quality of services to be provided by the Adviser; (b) the investment performance of the adviser and the Adviser’s portfolio management; (c) the advisory fees and the cost of the services and profits to be

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ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT

(Unaudited) (Continued)

realized by the Adviser from the relationship with the Fund; (d) economies of scale; and (e) other factors.

The following is a summary of the Board’s discussion and views regarding the factors it considered in evaluating the Advisory Agreement:

The nature, extent and quality of the services to be provided to the Fund under the Agreements. The Trustees considered the nature, extent and quality of the services to be provided by AAMI and the Sub-Advisers, as applicable, to the Fund and the resources dedicated to the Fund by the Adviser and affiliates. The Board considered, among other things, the Adviser’s investment experience. The Board also considered the background and experience of the senior management personnel of AAMI and the Sub-Advisers, and the qualifications, background and responsibilities of the portfolio managers to be primarily responsible for the day-to-day portfolio management services for the Fund. The Board also considered the allocation of responsibilities among AAMI and the Sub-Advisers. The Trustees considered not only the advisory services to be provided by AAMI and the Sub-Advisers to the Fund, but also the administrative services to be provided by JP Morgan Chase Bank, N.A., an affiliate of J.P. Morgan Investment Management Inc., to the Fund under a separate administration agreement. AAMI’s role in overseeing the Sub-Advisers in the management of the Fund and coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding AAMI’s compliance policies and procedures, and that it had received information from the Trust’s Chief Compliance Officer regarding the Sub-Advisers’ compliance policies and procedures. The Board also considered the Adviser’s risk management processes. The Board was also mindful of the Adviser’s focus on the monitoring of the performance of the Fund and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided supported the approval of the Agreements.

Investment Performance and the Adviser’s Portfolio Management. Because the Fund is newly formed, the Board did not consider the investment performance of the Fund. The Board considered the investment performance of the Predecessor Fund, including whether the Predecessor Fund had operated within its investment objective, as well as its compliance with its investment restrictions. The Board also reviewed the performance of each Sub-Adviser in its management of the portion of the Predecessor Fund that it had been assigned to manage, as applicable. The Board based its review of the Adviser’s performance primarily on the experience of the Adviser in managing other registered investment companies and private funds, noting that other funds the Adviser manages might have investment objectives, policies or restrictions different from those of the Fund. The Board also considered the experience, resources and strengths of the Adviser with respect to the investment strategies proposed for the Fund. Based on these factors, the Trustees determined that the Adviser would be an appropriate investment adviser for the Fund.

The costs of the services provided and profits to be realized by the Adviser and affiliates from the relationships with the Fund. The Trustees considered the fees to be charged to the Fund for investment advisory services as well as the total expense levels of the Fund. This information included comparisons (provided both by management and also by an independent third party) of the Fund’s net management fee and total expense level to those of its expense peer group and information about the advisory fees charged by the Adviser to any separately managed accounts with a similar strategy, as applicable. In considering the fees charged to any comparable accounts, the Trustees considered, among other things, management’s discussion of the different objectives, policies or restrictions that may be involved in managing the different types of accounts. In evaluating the Fund’s advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management proposed for the Fund.

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BOARD APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENT

(Unaudited) (Concluded)

The Trustees also noted that the sub-advisory fees for the Fund would be paid by AAMI out of its advisory fee, not by the Fund. The Board also considered that AAMI had entered into expense limitation agreements with the Fund, pursuant to which AAMI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting the Fund’s total annual operating expenses for a period of time. The Trustees also noted that AAMI had agreed to maintain the advisory fee rate and expense limitations currently in place for the Predecessor Fund for a period of two years following the reorganization of the Predecessor Fund into the Fund.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Fund. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Fund, such as the engagement of affiliates of AAMI to provide distribution services to the Fund. The Trustees also examined the profitability of AAMI and its affiliates on a Fund-by-Fund basis. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Fund, the expense levels of the Fund, and whether AAMI had proposed breakpoints and an expense limitation with respect to the Fund. While the Trustees considered projected profitability to AAMI with respect to the Fund, they did not consider the projected profitability for the Sub-Advisers as they did not consider it to be particularly relevant because AAMI would be paying the Sub-Advisers out of its investment advisory fees. The Trustees therefore believed that AAMI had an incentive to negotiate the lowest possible sub-advisory fees.

After reviewing these and related factors, including taking into account management’s discussion regarding Fund expenses, the Board concluded that the proposed advisory fees were fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates from their relationships with the Fund were reasonable and supported the approval of the Agreements.

Economies of Scale. The Adviser provided the Board with information concerning the extent to which economies of scale would be realized as the Fund grew. AAMI presented information to show that the fees were set at a level that is competitive relative to comparable funds of an anticipated size and complexity. The Trustees noted that the Fund was subject to an expense limitation and that the Fund was subject to breakpoints. The Board considered that the funds in the Aberdeen fund complex share some common resources and, as a result, an increase in the overall size of the complex could permit the Fund to incur lower expenses than it would otherwise as a stand-alone entity. The Board also considered AAMI’s overall operations and its efforts to expand the scale of, and further enhance the quality of, its operations.

Other Factors. The Board also took into account other ancillary or “fall out” benefits that the Adviser or its affiliates may derive from its relationship with the Fund, both tangible and intangible.

After reviewing these and related factors, the Board concluded that the advisory fee and sub-advisory fee structures were reasonable and reflect economies of scale being shared between the Fund and AAMI, and supported approval of the Advisory Agreement and the Sub-Advisory Agreements with respect to the Fund.

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that the Agreements would be in the best interest of the Fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Investment Advisory Agreement for an initial period through June 30, 2017 and the Sub-Advisory Agreements for an initial two-year period.

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ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

Privacy Notice

(Unaudited)

FACTS	WHAT DO ABERDEEN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■ Social Security number and account balances

■ Transaction history and assets

■ Checking account information and wire transfer instructions

How?

All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Aberdeen Funds choose to share; and whether you can limit this sharing.

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ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

Privacy Notice (Continued)

(Unaudited)

Reasons we can share your personal information	Do Aberdeen Funds share?	Can you limit this sharing?

For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	Yes	Yes

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For our affiliates to market to you	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

To limit our sharing

■  Call 1-800-522-5465

Please note:

If you are a new customer, we can begin sharing your information 30 days from the date we sent this notice. When you are no longer our customer, we continue to share your information as described in this notice.

However, you can contact us at any time to limit our sharing.

Questions?	www.aberdeen-asset.us

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ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

Privacy Notice (Continued)

(Unaudited)

Who we are

Who is providing this notice?	Aberdeen’s North American Funds (collectively referred to as “Aberdeen Funds”)

What we do

How do Aberdeen Funds protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How do Aberdeen Funds collect my personal information?

We collect your personal information, for example, when you:

■  Open an account or give us your contact information

■  Provide account information or make wire transfers

■  Make deposits or withdrawals from your account

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

■  Sharing for affiliates’ everyday business purposes — information about your      creditworthiness

■  Affiliates from using your information to market to you

■  Sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

What happens when I limit sharing for an account I hold jointly with someone else?	Your choices will apply to everyone on your account.

107

ABERDEEN MULTI-MANAGER ALTERNATIVE STRATEGIES FUND II

Privacy Notice (Concluded)

(Unaudited)

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.

● Our affiliates include companies with an Aberdeen Asset Management name and wholly-owned subsidiaries of Aberdeen Asset Management PLC, a global financial services company.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.

● Aberdeen Funds do not share personal information with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.

● Aberdeen Funds don’t jointly market.

Other important information

This Privacy Notice is being provided by Aberdeen Funds and Aberdeen Investment Funds, each a U.S.-registered open-end investment company, and North-American-registered closed-end investment companies managed by Aberdeen Asset Management Inc. or its affiliates (collectively, North American Funds).

108

Corporate Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Russell Barlow, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Administrator, Custodian & Fund Accountant

JP Morgan Chase Bank N.A.

383 Madison Avenue

Floor 11

New York, NY 10179

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us ALT STRAT II-SAR

Item 2. Code of Ethics.

Not applicable – for annual reports only.

Item 3. Audit Committee Financial Expert.

Not applicable – for annual reports only.

Item 4. Principal Accountant Fees and Services.

Not applicable – for annual reports only.

Item 5. Audit Committee of Listed Registrants.

Not applicable – for annual reports only.

Item 6. Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2016, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Funds

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer of
Aberdeen Funds

Date: July 1, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer of
Aberdeen Funds

Date: July 1, 2016

By:	/s/ Andrea Melia
Andrea Melia
Principal Financial Officer of
Aberdeen Funds

Date: July 1, 2016